UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09102

iShares, Inc.
(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated 2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(415) 670-2000

Date of fiscal year end:	August 31, 2023

Date of reporting period:	August 31, 2023

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

• iShares MSCI Austria ETF | EWO | NYSE Arca

• iShares MSCI Belgium ETF | EWK | NYSE Arca

• iShares MSCI France ETF | EWQ | NYSE Arca

• iShares MSCI Netherlands ETF | EWN | NYSE Arca

• iShares MSCI Sweden ETF | EWD | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Austria ETF

Investment Objective

The iShares MSCI Austria ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	22.61%	0.64%	4.06%	22.61%	3.26%	48.85%

Fund Market	22.18	0.69	4.02	22.18	3.50	48.31

Index	21.55	0.54	4.08	21.55	2.73	49.13

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 972.20	$ 2.49		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Austria ETF

Portfolio Management Commentary

Austrian stocks advanced for the reporting period, as investors responded to historically low valuations, falling inflation rates, and a shift by the ECB to less restrictive monetary policy. Inflation in Austria rose to 11.2% in January 2023, the highest rate since 1958, then fell to 7.5% in August 2023. The ECB responded to the Eurozone’s highest-ever inflation with its fastest pace of interest rate increases ever, before signaling late in the reporting period that rates could be near a peak. Austria, which continued to be highly dependent on imports of Russian natural gas, also secured additional sources of energy and replenished its stockpiles, while a warm winter helped moderate consumption. Nevertheless, economic growth was flat to negative during the reporting period as higher interest rates slowed consumer spending.

The financials sector contributed the most to the Index’s performance, as the country’s largest bank advanced, as did other prominent banks. The largest bank drove the banking industry’s gains after posting higher profits, mainly from high interest income as loan volume strengthened and higher interest rates increased the gap between the rates the banks charge for loans and the lower rates they pay for deposits. Trading activity in financial markets also increased profits, while a relatively stable credit environment in Austria and neighboring countries limited the amount of loans that banks deemed potentially troubled. Stronger profits from interest income and trading offset higher expenses, mainly from growing employee salaries.

The energy sector also contributed to the Index’s performance, particularly the oil, gas, and consumable fuels industry. Despite lower natural gas prices, the stock of a prominent Austrian fuel provider climbed after securing backup sources while continuing to buy a majority of supply from Russia.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	36.9%

Industrials	14.6

Energy	14.3

Utilities	12.6

Materials	11.4

Real Estate	6.2

Information Technology	2.8

Consumer Staples	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Erste Group Bank AG	22.1%

OMV AG	12.4

Verbund AG	9.9

ANDRITZ AG	4.8

Raiffeisen Bank International AG	4.6

BAWAG Group AG	4.6

Wienerberger AG	4.4

voestalpine AG	4.4

CA Immobilien Anlagen AG	3.9

Oesterreichische Post AG	3.1

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Belgium ETF

Investment Objective

The iShares MSCI Belgium ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	16.16%	1.06%	5.09%	16.16%	5.40%	64.36%

Fund Market	16.53	1.22	5.11	16.53	6.26	64.60

Index	14.32	(0.15)	4.49	14.32	(0.75)	55.17

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 994.90	$ 2.51		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Belgium ETF

Portfolio Management Commentary

Belgian stocks advanced for the reporting period as the economy continued to grow, albeit at a slow pace, driven by strong household spending. Despite rising interest rates, Belgian unemployment remained near historic lows, and the Belgian wage system triggered automatic wage and pension increases for many public and private sector employees, encouraging spending even as prices rose.

The healthcare sector contributed the most to the Index’s performance, particularly the biotechnology industry. The stock price of one prominent biotechnology company rose sharply higher following positive results from a clinical study into the effectiveness of a drug to treat a rare autoimmune nerve disease. The study demonstrated a lower risk of relapse, and patients tolerated the drug well, raising investor optimism that regulators will approve the treatment.

The consumer staples sector further contributed to the Index’s performance, amid strength in the beverages industry. China, the world’s largest beer market, raised expectations of a rebound in beer sales as it announced plans to begin gradually easing stringent measures to contain COVID-19, including reopening businesses and allowing travel between different parts of the country. Consumers also increasingly bought premium-priced beers, raising profit margins.

The financials sector also contributed, led by the banking industry. Banks posted higher profits amid high interest income, as loan volume strengthened and higher interest rates increased the gap between the rates the banks charge for loans and the low rates they pay for deposits. Insurance sales, particularly life insurance, rose sharply, and trading activity in financial markets supported increased profits.

Conversely, the real estate sector detracted from the Index’s return. Stocks of diversified REITs declined as bond yields rose, offering income-seeking investors an alternative investment at a competitive payout.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Staples	26.3%

Health Care	20.9

Financials	19.1

Real Estate	10.5

Materials	9.9

Industrials	3.3

Consumer Discretionary	2.3

Utilities	2.2

Information Technology	2.2

Energy	2.0

Communication Services	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Anheuser-Busch InBev SA/NV	22.6%

Argenx SE	14.2

KBC Group NV	8.0

Solvay SA	4.6

UCB SA	4.5

Groupe Bruxelles Lambert NV	4.4

Ageas SA/NV	3.7

Umicore SA	3.2

Warehouses De Pauw CVA	2.7

D’ieteren Group	2.3

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI France ETF

Investment Objective

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	30.82%	6.73%	6.98%	30.82%	38.48%	96.29%

Fund Market	30.37	6.83	6.96	30.37	39.11	96.02

Index	29.83	6.25	6.72	29.83	35.43	91.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,053.90	$ 2.80		$ 1,000.00	$ 1,022.50	$ 2.75		0.54%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI France ETF

Portfolio Management Commentary

French stocks rose during the reporting period, as strong exports bolstered slow economic growth. France’s economy weathered the turbulence of 2022 relatively well due to its lower reliance on Russian gas and interventions by the French government to control energy prices. Higher interest rates helped lower inflation in 2023, but French consumers remained pessimistic and household consumption weakened.

The industrials sector contributed the most to the Index’s performance, led by the aerospace and defense industry. French manufacturers of jets and engines overcame supply chain challenges to increase deliveries of new planes, and orders rose as air travel recovered. France’s electrical equipment industry benefited from operations in the U.S., where new government incentives to encourage investment in clean energy and infrastructure projects increased demand for microgrids, industrial automation systems, and energy management software.

The French consumer discretionary sector also contributed to the Index. The textiles and apparel industry posted solid sales of luxury goods in Europe and Asia following a resurgence in international travel and the end of China’s COVID-19 lockdowns. That helped offset declining sales of luxury products in North America, as many American consumers curtailed spending or purchased expensive goods while vacationing in Europe.

The financials sector added to the Index’s gains. French banks posted stronger profits, as higher interest rates helped banks increase the gap between the interest they charge for loans and the interest they pay on customer deposits. However, government regulations that cap mortgage rates and link the interest on popular savings accounts to inflation limited the benefits of higher interest rates.

The healthcare sector also supported the Index’s performance. The stock of a French pharmaceutical company climbed after reporting of positive late-stage clinical trial results for a drug to treat a common chronic lung disease.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	22.3%

Consumer Discretionary	21.1

Health Care	10.8

Consumer Staples	10.6

Financials	10.5

Energy	7.5

Materials	6.1

Information Technology	4.8

Utilities	2.7

Communication Services	2.6

Real Estate	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

LVMH Moet Hennessy Louis Vuitton SE	12.5%

TotalEnergies SE	7.5

Sanofi	6.5

L’Oreal SA	5.7

Air Liquide SA	5.1

Schneider Electric SE	5.0

Airbus SE	4.6

BNP Paribas SA	3.6

Hermes International	3.5

Vinci SA	3.2

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Netherlands ETF

Investment Objective

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	22.27%	7.53%	8.23%	22.27%	43.80%	120.50%

Fund Market	22.51	7.63	8.24	22.51	44.41	120.75

Index	22.78	8.09	8.61	22.78	47.53	128.31

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Netherlands Investable Market Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Netherlands IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,023.00	$ 2.55		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Netherlands ETF

Portfolio Management Commentary

Stocks in the Netherlands advanced during the reporting period, despite the weakening Dutch economy, as the market rebounded from a sharp downturn in 2022 following Russia’s invasion of Ukraine. The Netherlands fell into a technical recession during the first half of 2023, as exports weakened and household spending dropped. Although average wages climbed and the unemployment rate remained relatively low, consumers grew more pessimistic about the economic outlook amid higher interest rates and the sudden collapse of the country’s coalition government over migration policy in July 2023. The ECB’s rapid interest rate increases helped drive down inflation in the Netherlands, which fell sharply from a peak of 14.5% in September 2022 to 3% in August 2023.

The information technology sector contributed the most to the Index’s performance. The semiconductors and semiconductor equipment industry advanced strongly amid growing investor optimism over the future of artificial intelligence (“AI”) applications. A large Dutch company benefited notably as the world’s only manufacturer of extreme ultraviolet lithography machines used to make the fast microprocessors necessary for AI applications, a position that supports the firm’s pricing strength. Increased shipments to microprocessor producers strengthened earnings, and the stock climbed higher. However, the prospect of new Dutch export restrictions on shipments of advanced technology to China set to take effect in September 2023 weighed on the industry outlook.

The financials sector also added to the Index’s return. Banks reported stronger profits, as higher interest rates helped banks increase the gap between the interest they charge for loans and the interest they pay on customer deposits. Although the economy weakened in the Netherlands and across the E.U., banks were able to reduce their loan loss provisions related to Russia from 2022.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	28.3%

Financials	18.7

Industrials	14.3

Consumer Staples	12.9

Consumer Discretionary	8.7

Materials	6.2

Communication Services	4.9

Health Care	3.7

Energy	1.2

Real Estate	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

ASML Holding NV	22.6%

ING Groep NV	7.8

Prosus NV	7.4

Wolters Kluwer NV	4.5

Koninklijke Ahold Delhaize NV	4.4

Heineken NV	4.0

ASM International NV	3.5

Koninklijke Philips NV	3.3

Universal Music Group NV	3.0

Adyen NV	2.6

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Sweden ETF

Investment Objective

The iShares MSCI Sweden ETF (the “Fund”) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.35%	3.84%	3.87%	11.35%	20.76%	46.22%

Fund Market	11.40	3.83	3.87	11.40	20.67	46.13

Index	10.32	3.40	3.34	10.32	18.18	38.91

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Sweden Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Sweden 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 943.30	$ 2.74		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Sweden ETF

Portfolio Management Commentary

Stocks in Sweden advanced during the reporting period despite weaker economic growth, reflecting the slowing rate of inflation and anticipation of less restrictive monetary policy. Sweden’s inflation peaked at 12.3% in December 2022 and subsequently declined to a low of 7.5% in August 2023 as electricity costs dropped. Declining inflation in Sweden and other countries in the Eurozone led the ECB to slow its fastest-ever pace of interest rate increases, leading to investor anticipation of less restrictive policy.

The industrials sector contributed the most to the Index’s performance. The machinery industry benefited from increased orders for industrial compressors and various industrial tools, especially from manufacturers of electric vehicles and batteries. Orders and deliveries of commercial and industrial trucks increased despite supply chain constraints on production. Sales of electric trucks were particularly strong as companies committed to reducing carbon emissions.

The financials sector also contributed to the Index’s return, led by the banking industry. Banks posted higher profits amid high interest income, as corporate loan volume strengthened and higher interest rates increased the gap between the rates banks charge for loans and the low rates they pay for deposits. Despite economic challenges in Sweden and neighboring Nordic countries, provisions for expected losses from unpaid loans continued to remain at low levels.

On the downside, the information technology sector detracted from the Index’s performance. The communications equipment industry posted lower profits as the weakening economic outlook and elevated inflation led telecommunication providers to cut budgets.

In addition, the communication services sector detracted from the Index’s return, led by the diversified telecommunication services industry. High electricity costs and increased interest expense weakened the profits of telecommunication providers.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	45.2%

Financials	28.5

Information Technology	7.2

Consumer Discretionary	6.9

Materials	4.1

Consumer Staples	3.1

Communication Services	1.8

Health Care	1.6

Real Estate	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Atlas Copco AB, Class A	7.7%

Nordea Bank Abp	7.6

Investor AB, Class B	7.2

Volvo AB, Class B	6.6

Assa Abloy AB, Class B	4.9

Sandvik AB	4.4

Evolution AB	4.3

Hexagon AB, Class B	4.0

Skandinaviska Enskilda Banken AB, Class A	4.0

Atlas Copco AB, Class B	3.9

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E	15

Schedule of Investments August 31, 2023	iShares® MSCI Austria ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 3.1%
Oesterreichische Post AG(a)	47,813	$1,646,597

Banks — 30.6%
BAWAG Group AG(b)	50,662	2,386,825
Erste Group Bank AG	326,003	11,629,782
Raiffeisen Bank International AG(c)	168,452	2,417,792

		16,434,399

Chemicals — 2.6%
Lenzing AG(c)	29,127	1,381,645

Commercial Services & Supplies — 2.4%
DO & CO AG	10,895	1,268,824

Construction & Engineering — 1.2%
Porr AG	51,305	670,929

Construction Materials — 4.3%
Wienerberger AG	84,029	2,313,023

Electric Utilities — 12.3%
EVN AG	56,358	1,395,174
Verbund AG	63,660	5,209,887

		6,605,061

Electronic Equipment, Instruments & Components — 2.8%
AT&S Austria Technologie & Systemtechnik AG	41,639	1,483,541

Energy Equipment & Services — 1.8%
Schoeller-Bleckmann Oilfield Equipment AG	17,774	988,003

Food Products — 1.2%
Agrana Beteiligungs AG	37,552	635,225

Insurance — 5.5%
UNIQA Insurance Group AG	179,938	1,448,558
Vienna Insurance Group AG Wiener Versicherung Gruppe	56,014	1,501,599

		2,950,157

Machinery — 7.6%
ANDRITZ AG	47,809	2,539,623
Palfinger AG(a)	32,131	857,213

Security	Shares	Value

Machinery (continued)
Semperit AG Holding	29,135	$695,348

		4,092,184

Metals & Mining — 4.3%
voestalpine AG(a)	78,578	2,295,991

Oil, Gas & Consumable Fuels — 12.1%
OMV AG	140,171	6,491,034

Real Estate Management & Development — 6.1%
CA Immobilien Anlagen AG	61,304	2,033,121
Immofinanz AG(c)	63,906	1,231,307

		3,264,428

Total Long-Term Investments — 97.9% (Cost: $62,171,567)		52,521,041

Short-Term Securities

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	1,812,465	1,813,009
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	20,000	20,000

Total Short-Term Securities — 3.4% (Cost: $1,832,990)		1,833,009

Total Investments — 101.3% (Cost: $64,004,557)		54,354,050

Liabilities in Excess of Other Assets — (1.3)%		(705,394)

Net Assets — 100.0%		$53,648,656

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Austria ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,916,168	$—		$(104,502	)(a)	$2,278	$(935)	$1,813,009	1,812,465	$257,487	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	0	(a)	—		—	—	20,000	20,000	1,899		—

						$2,278	$(935)	$1,833,009		$259,386		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	24	09/15/23	$1,120	$(11,473)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$11,473	$—	$—	$—	$11,473

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$216,749	$—	$—	$—	$216,749

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(16,942)	$—	$—	$—	$(16,942)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$984,581

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Austria ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,574,978	$49,946,063	$—	$52,521,041
Short-Term Securities
Money Market Funds	1,833,009	—	—	1,833,009

	$4,407,987	$49,946,063	$—	$54,354,050

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(11,473)	$—	$(11,473)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Belgium ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
bpost SA(a)	18,186	$85,615

Banks — 8.9%
KBC Ancora	4,605	204,151
KBC Group NV	24,370	1,598,918

		1,803,069

Beverages — 22.3%
Anheuser-Busch InBev SA/NV	79,991	4,540,449

Biotechnology — 15.1%
Argenx SE(b)	5,682	2,855,684
Galapagos NV(b)	5,789	218,811

		3,074,495

Chemicals — 8.6%
Recticel SA(a)	7,270	79,796
Solvay SA	7,948	920,359
Tessenderlo Group SA	3,849	119,342
Umicore SA	24,012	636,276

		1,755,773

Construction & Engineering — 2.8%
Ackermans & van Haaren NV	2,787	438,684
Deme Group NV	1,136	132,911

		571,595

Consumer Staples Distribution & Retail — 1.4%
Etablissements Franz Colruyt NV	7,547	287,803

Distributors — 2.3%
D’ieteren Group	2,858	466,780

Diversified Telecommunication Services — 0.8%
Proximus SADP	20,946	158,310

Electric Utilities — 2.2%
Elia Group SA/NV	3,880	447,343

Electronic Equipment, Instruments & Components — 1.0%
Barco NV	8,990	192,968

Entertainment — 0.5%
Kinepolis Group NV	2,155	102,358

Financial Services — 6.4%
Groupe Bruxelles Lambert NV	11,076	891,877
Sofina SA	1,834	412,040

		1,303,917

Food Products — 1.9%
Lotus Bakeries NV	48	378,395

Health Care Providers & Services — 0.8%
Fagron	9,583	170,968

Health Care REITs — 3.5%
Aedifica SA	5,688	380,919
Cofinimmo SA	4,111	320,296

		701,215

Health Care Technology — 0.3%
AGFA-Gevaert NV(b)	26,641	60,811

Security	Shares	Value

Industrial REITs — 3.8%
Intervest Offices & Warehouses NV	5,043	$79,073
Montea NV	1,904	152,834
Warehouses De Pauw CVA	19,118	546,326

		778,233

Insurance — 3.6%
Ageas SA/NV	18,477	734,835

Metals & Mining — 1.1%
Bekaert SA	4,793	227,267

Oil, Gas & Consumable Fuels — 1.9%
Euronav NV	19,673	342,636
Exmar NV	4,089	50,276

		392,912

Personal Care Products — 0.5%
Ontex Group NV(b)	11,354	91,873

Pharmaceuticals — 4.5%
UCB SA	10,084	904,505

Real Estate Management & Development — 2.0%
Immobel SA(a)	1,437	52,227
Shurgard Self Storage Ltd.	3,651	167,636
VGP NV	1,811	189,068

		408,931

Residential REITs — 0.6%
Xior Student Housing NV	4,218	123,753

Retail REITs — 0.5%
Retail Estates NV	1,692	104,158

Semiconductors & Semiconductor Equipment — 1.2%
Melexis NV	2,554	240,845

Total Long-Term Investments — 98.9% (Cost: $26,290,729)		20,109,176

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)(e)	137,250	137,291
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	10,000	10,000

Total Short-Term Securities — 0.7% (Cost: $147,293)		147,291

Total Investments — 99.6% (Cost: $26,438,022)		20,256,467

Other Assets Less Liabilities — 0.4%		86,814

Net Assets — 100.0%		$20,343,281

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Belgium ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$26,013	$111,295	(a)	$—	$(1)	$(16)	$137,291	137,250	$2,722	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,000	(a)	—	—	—	10,000	10,000	317		—

					$(1)	$(16)	$147,291		$3,039		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	4	09/15/23	$187	$(970)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$970	$—	$—	$—	$970

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$51,924	$—	$—	$—	$51,924

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(5,765)	$—	$—	$—	$(5,765)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$222,910

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Belgium ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$457,468	$19,651,708	$—	$20,109,176
Short-Term Securities
Money Market Funds	147,291	—	—	147,291

	$604,759	$19,651,708	$—	$20,256,467

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(970)	$—	$(970)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2023	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 8.6%
Airbus SE	297,547	$43,533,212
Dassault Aviation SA	10,355	2,033,308
Safran SA	171,567	27,496,214
Thales SA	52,756	7,693,378

		80,756,112

Automobile Components — 1.4%
Cie. Generale des Etablissements Michelin SCA	340,520	10,653,498
Valeo	104,322	2,027,841

		12,681,339

Automobiles — 0.4%
Renault SA	96,123	3,878,491

Banks — 5.5%
BNP Paribas SA	526,624	34,055,533
Credit Agricole SA	607,526	7,658,034
Societe Generale SA	365,104	10,343,821

		52,057,388

Beverages — 2.3%
Pernod Ricard SA	102,856	20,185,865
Remy Cointreau SA	11,399	1,763,345

		21,949,210

Building Products — 1.6%
Cie. de Saint-Gobain	232,176	15,103,544

Capital Markets — 0.5%
Amundi SA(a)	30,306	1,803,950
Euronext NV(a)	43,179	3,117,120

		4,921,070

Chemicals — 5.4%
Air Liquide SA	262,887	47,497,418
Arkema SA	30,134	3,148,974

		50,646,392

Construction & Engineering — 3.9%
Bouygues SA	94,604	3,266,670
Eiffage SA	36,752	3,632,313
Vinci SA	266,764	29,714,324

		36,613,307

Consumer Staples Distribution & Retail — 0.6%
Carrefour SA	299,906	5,732,320

Diversified Telecommunication Services — 1.1%
Orange SA	934,628	10,492,750

Electrical Equipment — 6.4%
Legrand SA	133,926	13,194,308
Schneider Electric SE	273,152	46,820,516

		60,014,824

Entertainment — 0.2%
Bollore SE	370,326	2,190,597

Financial Services — 1.5%
Edenred	125,278	7,983,128
Eurazeo SE	21,756	1,281,908
Wendel SE	13,203	1,206,381
Worldline SA/France(a)(b)	120,582	3,924,485

		14,395,902

Food Products — 2.0%
Danone SA	323,190	18,839,644

Security	Shares	Value

Health Care Equipment & Supplies — 3.2%
BioMerieux	20,604	$2,127,976
EssilorLuxottica SA	147,990	27,815,733

		29,943,709

Hotels, Restaurants & Leisure — 1.1%
Accor SA	93,215	3,333,675
La Francaise des Jeux SAEM(a)	53,054	1,918,412
Sodexo SA	44,484	4,772,260

		10,024,347

Household Durables — 0.2%
SEB SA	12,458	1,367,459

Insurance — 3.0%
AXA SA	921,159	27,676,121

IT Services — 1.7%
Capgemini SE	82,771	15,446,833

Life Sciences Tools & Services — 0.9%
Eurofins Scientific SE	67,338	4,144,831
Sartorius Stedim Biotech	13,881	3,936,807

		8,081,638

Machinery — 0.4%
Alstom SA	143,751	3,964,138

Media — 1.3%
Publicis Groupe SA	114,884	8,964,165
Vivendi SE	339,888	3,095,652

		12,059,817

Metals & Mining — 0.7%
ArcelorMittal SA	256,834	6,822,691

Multi-Utilities — 2.7%
Engie SA	916,771	14,763,902
Veolia Environnement SA	341,124	10,642,024

		25,405,926

Office REITs — 0.4%
Covivio	25,349	1,235,990
Gecina SA	23,017	2,462,260

		3,698,250

Oil, Gas & Consumable Fuels — 7.5%
TotalEnergies SE	1,127,976	70,756,686

Personal Care Products — 5.7%
L’Oreal SA	121,059	53,173,001

Pharmaceuticals — 6.7%
Ipsen SA	18,956	2,455,642
Sanofi	570,275	60,736,533

		63,192,175

Professional Services — 0.9%
Bureau Veritas SA	148,334	3,973,589
Teleperformance	29,754	4,111,158

		8,084,747

Retail REITs — 0.6%
Klepierre SA	107,990	2,852,404
Unibail-Rodamco-Westfield, New(b)	59,487	3,175,103

		6,027,507

Semiconductors & Semiconductor Equipment — 1.7%
STMicroelectronics NV	343,055	16,190,381

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 1.4%
Dassault Systemes SE	336,289	$13,327,303

Textiles, Apparel & Luxury Goods — 18.1%
Hermes International	15,897	32,695,131
Kering SA	37,365	19,980,191
LVMH Moet Hennessy Louis Vuitton SE	138,554	117,169,210

		169,844,532

Transportation Infrastructure — 0.5%
Aeroports de Paris	14,982	1,971,746
Getlink SE	179,098	2,997,633

		4,969,379

Total Long-Term Investments — 100.1% (Cost: $940,552,183)		940,329,530

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)	42,522	42,535

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	7,570,000	$7,570,000

Total Short-Term Securities — 0.8% (Cost: $7,612,531)		7,612,535

Total Investments — 100.9% (Cost: $948,164,714)		947,942,065

Liabilities in Excess of Other Assets — (0.9)%		(8,589,125)

Net Assets — 100.0%		$939,352,940

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,434,800	$—	$(2,391,418	)(a)	$292	$(1,139)	$42,535	42,522	$40,784	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,730,000	—	(160,000	)(a)	—	—	7,570,000	7,570,000	353,722		9

					$292	$(1,139)	$7,612,535		$394,506		$9

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(26,008)	$—	$—	$—	$(26,008)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$28,983	$—	$—	$—	$28,983

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,624,923

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® MSCI France ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$940,329,530	$—	$940,329,530
Short-Term Securities
Money Market Funds	7,612,535	—	—	7,612,535

	$7,612,535	$940,329,530	$—	$947,942,065

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.2%
InPost SA(a)	163,505	$1,921,383
PostNL NV	426,907	994,358

		2,915,741

Banks — 9.0%
ABN AMRO Bank NV, CVA(b)	197,248	2,901,499
ING Groep NV	1,373,816	19,465,613

		22,367,112

Beverages — 7.6%
Coca-Cola Europacific Partners PLC	82,073	5,261,700
Heineken Holding NV	47,216	3,778,366
Heineken NV	101,091	9,827,100

		18,867,166

Biotechnology — 0.4%
Pharming Group NV(a)	731,981	929,943

Broadline Retail — 7.4%
Prosus NV	267,817	18,472,514

Capital Markets — 1.2%
Allfunds Group PLC	194,452	1,150,512
Flow Trades Ltd., NVS	38,467	779,175
Van Lanschot Kempen NV	36,302	1,074,980

		3,004,667

Chemicals — 5.7%
Akzo Nobel NV	71,381	5,794,959
Corbion NV	39,946	955,370
DSM-Firmenich AG	66,224	6,125,783
OCI NV	57,427	1,452,401

		14,328,513

Construction & Engineering — 0.8%
Fugro NV(a)	81,075	1,366,184
Koninklijke BAM Groep NV	360,104	767,048

		2,133,232

Consumer Staples Distribution & Retail — 4.6%
Koninklijke Ahold Delhaize NV	333,416	10,906,039
Sligro Food Group NV	29,767	572,625

		11,478,664

Distributors — 0.1%
B&S Group Sarl(b)	40,351	162,548

Diversified Telecommunication Services — 1.9%
Koninklijke KPN NV	1,330,584	4,656,238

Electrical Equipment — 1.6%
Alfen Beheer BV(a)(b)(c)	14,683	848,625
Signify NV(b)	63,284	1,788,869
TKH Group NV	29,280	1,347,909

		3,985,403

Energy Equipment & Services — 0.5%
SBM Offshore NV	87,434	1,266,691

Entertainment — 3.0%
Universal Music Group NV	304,235	7,542,954

Financial Services — 4.2%
Adyen NV(a)(b)	7,702	6,431,334
EXOR NV	44,676	3,953,692

		10,385,026

Security	Shares	Value

Food Products — 0.7%
JDE Peet’s NV	60,906	$1,695,996

Health Care Equipment & Supplies — 3.2%
Koninklijke Philips NV(a)(c)	360,623	8,103,769

Hotels, Restaurants & Leisure — 1.1%
Basic-Fit NV(a)(b)(c)	40,773	1,242,498
Just Eat Takeaway.com NV(a)(b)	100,282	1,408,556

		2,651,054

Insurance — 4.3%
Aegon NV	731,712	3,750,019
ASR Nederland NV	63,176	2,762,344
NN Group NV	108,978	4,195,162

		10,707,525

IT Services — 0.3%
Ordina NV	110,346	685,882

Machinery — 0.9%
Aalberts NV	49,015	2,036,068
Ebusco Holding NV(a)(c)	19,545	163,133

		2,199,201

Metals & Mining — 0.4%
AMG Advanced Metallurgical Group NV	29,647	1,005,353

Office REITs — 0.2%
NSI NV	27,257	552,700

Oil, Gas & Consumable Fuels — 0.7%
Koninklijke Vopak NV	48,908	1,763,318

Professional Services — 6.7%
Arcadis NV	41,022	1,920,074
Brunel International NV	27,712	373,572
Randstad NV	52,239	3,065,650
Wolters Kluwer NV	93,488	11,264,398

		16,623,694

Retail REITs — 0.8%
Eurocommercial Properties NV	40,678	977,339
Vastned Retail NV	15,564	333,518
Wereldhave NV	43,799	762,322

		2,073,179

Semiconductors & Semiconductor Equipment — 27.6%
ASM International NV	18,251	8,785,471
ASML Holding NV	85,091	55,949,723
BE Semiconductor Industries NV	35,719	4,100,005

		68,835,199

Software — 0.3%
TomTom NV(a)	95,711	759,547

Specialty Retail — 0.1%
Fastned BV(a)(c)	9,079	292,391

Trading Companies & Distributors — 3.1%
AerCap Holdings NV(a)	71,894	4,422,919
IMCD NV	23,849	3,284,775

		7,707,694

Total Long-Term Investments — 99.6% (Cost: $303,868,025)		248,152,914

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	11,020,165	$11,023,471
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	160,000	160,000

Total Short-Term Securities — 4.5% (Cost: $11,183,471)		11,183,471

Total Investments — 104.1% (Cost: $315,051,496)		259,336,385

Liabilities in Excess of Other Assets — (4.1)%		(10,219,731)

Net Assets — 100.0%		$249,116,654

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,283,583	$7,725,791	(a)	$—	$15,826	$(1,729)	$11,023,471	11,020,165	$230,811	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	140,000	(a)	—	—	—	160,000	160,000	8,201		—

					$15,826	$(1,729)	$11,183,471		$239,012		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	19	09/15/23	$887	$(5,532)

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Netherlands ETF

Futures Contracts (continued)

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,532	$—	$—	$—	$5,532

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$38,924	$—	$—	$—	$38,924

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$83,756	$—	$—	$—	$83,756

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$710,979

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$13,167,429	$234,985,485	$—	$248,152,914
Short-Term Securities
Money Market Funds	11,183,471	—	—	11,183,471

	$24,350,900	$234,985,485	$—	$259,336,385

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(5,532)	$—	$(5,532)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2023	iShares® MSCI Sweden ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Saab AB, Class B	52,494	$2,767,176

Automobiles — 0.5%
Volvo Car AB, Class B(a)(b)	390,641	1,483,123

Banks — 16.8%
Nordea Bank Abp	2,111,793	23,135,230
Skandinaviska Enskilda Banken AB, Class A	1,040,263	12,060,373
Svenska Handelsbanken AB, Class A	956,163	7,978,277
Swedbank AB, Class A	556,559	9,849,823

		53,023,703

Biotechnology — 0.7%
Swedish Orphan Biovitrum AB(a)(b)	113,140	2,182,293

Building Products — 7.1%
Assa Abloy AB, Class B	657,049	14,787,500
Nibe Industrier AB, Class B	993,472	7,436,209

		22,223,709

Capital Markets — 1.5%
EQT AB	233,123	4,686,075

Commercial Services & Supplies — 0.8%
Securitas AB, Class B	322,402	2,623,108

Communications Equipment — 3.1%
Telefonaktiebolaget LM Ericsson, Class B	1,919,610	9,851,410

Construction & Engineering — 1.0%
Skanska AB, Class B	223,035	3,264,895

Diversified Telecommunication Services — 1.0%
Telia Co. AB	1,546,599	3,122,278

Electronic Equipment, Instruments & Components — 3.9%
Hexagon AB, Class B	1,361,026	12,151,453

Financial Services — 9.1%
Industrivarden AB, Class A	85,332	2,222,815
Industrivarden AB, Class C(b)	101,217	2,631,721
Investor AB, Class B	1,134,639	21,839,332
L E Lundbergforetagen AB, Class B	49,821	2,024,799

		28,718,667

Health Care Equipment & Supplies — 0.8%
Getinge AB, Class B	149,947	2,599,681

Hotels, Restaurants & Leisure — 4.1%
Evolution AB(c)	120,137	12,993,649

Household Products — 3.0%
Essity AB, Class B	399,307	9,322,293

Industrial Conglomerates — 1.4%
Investment AB Latour, Class B	97,060	1,763,644
Lifco AB, Class B	152,814	2,794,429

		4,558,073

Machinery — 31.5%
Alfa Laval AB	189,667	6,659,216
Atlas Copco AB, Class A	1,760,827	23,280,266
Atlas Copco AB, Class B	1,023,221	11,779,974
Epiroc AB, Class A	432,011	8,288,297
Epiroc AB, Class B	255,644	4,184,503

Security	Shares	Value

Machinery (continued)
Husqvarna AB, Class B	229,229	$1,973,561
Indutrade AB	179,122	3,437,642
Sandvik AB	698,958	13,218,559
SKF AB, Class B	223,392	3,617,021
Volvo AB, Class A	131,269	2,684,950
Volvo AB, Class B	989,241	19,936,783

		99,060,772

Metals & Mining — 1.5%
Boliden AB	179,298	4,767,623

Paper & Forest Products — 2.4%
Holmen AB, Class B	61,498	2,331,026
Svenska Cellulosa AB SCA, Class B	397,175	5,287,182

		7,618,208

Real Estate Management & Development — 1.5%
Fastighets AB Balder, Class B(a)	427,397	2,042,796
Sagax AB, Class B	129,303	2,689,151

		4,731,947

Specialty Retail — 2.1%
H & M Hennes & Mauritz AB, Class B	423,401	6,464,483

Trading Companies & Distributors — 0.9%
Beijer Ref AB, Class B	252,321	2,892,152

Wireless Telecommunication Services — 0.8%
Tele2 AB, Class B	350,212	2,474,176

Total Common Stocks — 96.4% (Cost: $393,423,498)		303,580,947

Rights

Biotechnology — 0.1%
Swedish Orphan Biovitrum AB (Expires 09/21/23, Strike Price SEK 142.00)(a)(b)	106,039	95,787

Total Rights — 0.1% (Cost: $0)		95,787

Total Long-Term Investments — 96.5% (Cost: $393,423,498)		303,676,734

Short-Term Securities

Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	5,096,685	5,098,214
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	6,320,000	6,320,000

Total Short-Term Securities — 3.6% (Cost: $11,418,199)		11,418,214

Total Investments — 100.1% (Cost: $404,841,697)		315,094,948

Liabilities in Excess of Other Assets — (0.1)%		(205,694)

Net Assets — 100.0%		$314,889,254

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Sweden ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,748,937	$—		$(4,656,306	)(a)	$9,274	$(3,691)	$5,098,214	5,096,685	$82,823	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,850,000	470,000	(a)	—		—	—	6,320,000	6,320,000	256,550		6

						$9,274	$(3,691)	$11,418,214		$339,373		$6

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMXS30 Index	551	09/15/23	$10,996	$(4,174)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	68,864	USD	74,170	Standard Chartered Bank	09/15/23	$537
USD	493,313	EUR	437,520	Standard Chartered Bank	09/15/23	18,665
USD	71,177	SEK	765,596	Standard Chartered Bank	09/15/23	1,217

						20,419

SEK	33,930,510	USD	3,202,408	Standard Chartered Bank	09/15/23	(101,796)

USD	2,699,861	EUR	2,506,686	Standard Chartered Bank	09/15/23	(19,540)

						(121,336)

						$(100,917)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$20,419	$—	$—	$20,419

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Sweden ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$4,174	$—	$—	$—	$4,174
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$121,336	$—	$—	$121,336

	$—	$—	$4,174	$121,336	$—	$—	$125,510

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$899,563	$—	$—	$—	$899,563
Forward foreign currency exchange contracts	—	—	—	(192,364)	—	—	(192,364)

	$—	$—	$899,563	$(192,364)	$—	$—	$707,199

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$528,346	$—	$—	$—	$528,346
Forward foreign currency exchange contracts	—	—	—	(103,876)	—	—	(103,876)

	$—	$—	$528,346	$(103,876)	$—	$—	$424,470

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,479,585

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,870,640
Average amounts sold — in USD	$3,203,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$4,174
Forward foreign currency exchange contracts	20,419	121,336

Total derivative assets and liabilities in the Statement of Assets and Liabilities	20,419	125,510
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,174)

Total derivative assets and liabilities subject to an MNA	20,419	121,336

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Sweden ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	Assets	(b)

Standard Chartered Bank	$20,419		$(20,419)	$—	$—	$—

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Pledged	Pledged	Liabilities	(b)(c)

Standard Chartered Bank	$121,336		$(20,419)	$—	$—	$100,917

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$303,580,947	$—	$303,580,947
Rights	95,787	—	—	95,787
Short-Term Securities
Money Market Funds	11,418,214	—	—	11,418,214

	$11,514,001	$303,580,947	$—	$315,094,948

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$20,419	$—	$20,419
Liabilities
Equity Contracts	—	(4,174)	—	(4,174)
Foreign Currency Exchange Contracts	—	(121,336)	—	(121,336)

	$—	$(105,091)	$—	(105,091)

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$52,521,041	$20,109,176	$940,329,530	$248,152,914
Investments, at value — affiliated(c)	1,833,009	147,291	7,612,535	11,183,471
Cash	3,494	5,582	8,491	4,054
Foreign currency collateral pledged for futures contracts(d)	78,073	14,097	—	44,458
Foreign currency, at value(e)	22,407	17,716	137,862	299,494
Receivables:
Investments sold	1,128,552	627,974	7,460,030	2,804,224
Securities lending income — affiliated	7,176	50	10	13,211
Capital shares sold	—	—	—	973,056
Dividends — unaffiliated	—	8,569	112,576	414,751
Dividends — affiliated	54	—	34,561	463
Tax reclaims	997,774	166,587	1,033,160	—

Total assets	56,591,580	21,097,042	956,728,755	263,890,096

LIABILITIES
Collateral on securities loaned, at value	1,815,061	137,305	42,997	11,014,917
Payables:
Investments purchased	1,099,338	606,845	7,117,596	3,579,627
Capital shares redeemed	—	—	—	56,285
Investment advisory fees	22,761	8,630	405,053	119,261
IRS compliance fee for foreign withholding tax claims	—	—	9,575,302	—
Professional fees	—	—	234,867	—
Variation margin on futures contracts	5,764	981	—	3,352

Total liabilities	2,942,924	753,761	17,375,815	14,773,442

Commitments and contingent liabilities

NET ASSETS	$53,648,656	$20,343,281	$939,352,940	$249,116,654

NET ASSETS CONSIST OF
Paid-in capital	$112,500,276	$47,029,946	$1,034,920,604	$338,756,751
Accumulated loss	(58,851,620)	(26,686,665)	(95,567,664)	(89,640,097)

NET ASSETS	$53,648,656	$20,343,281	$939,352,940	$249,116,654

NET ASSET VALUE
Shares outstanding	2,650,000	1,120,000	25,000,000	6,050,000

Net asset value	$20.24	$18.16	$37.57	$41.18

Shares authorized	100 million	136.2 million	340.2 million	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$62,171,567	$26,290,729	$940,552,183	$303,868,025
(b) Securities loaned, at value	$1,739,321	$126,986	$—	$10,214,319
(c) Investments, at cost — affiliated	$1,832,990	$147,293	$7,612,531	$11,183,471
(d) Foreign currency collateral pledged, at cost	$86,048	$14,112	$—	$45,161
(e) Foreign currency, at cost	$14,403	$17,760	$137,807	$300,903
See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

August 31, 2023

iShares MSCI Sweden ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$303,676,734
Investments, at value — affiliated(c)	11,418,214
Cash	3,594
Foreign currency collateral pledged for futures contracts(d)	912,911
Foreign currency, at value(e)	719,021
Receivables:
Investments sold	10,587,972
Securities lending income — affiliated	2,224
Capital shares sold	659,574
Dividends — affiliated	28,570
Tax reclaims	2,654,144
Foreign withholding tax claims	7,698,879
Unrealized appreciation on forward foreign currency exchange contracts	20,419

Total assets	338,382,256

LIABILITIES
Collateral on securities loaned, at value	5,090,514
Payables:
Investments purchased	10,809,519
Investment advisory fees	129,383
IRS compliance fee for foreign withholding tax claims	6,500,655
Professional fees	776,437
Variation margin on futures contracts	65,158
Unrealized depreciation on forward foreign currency exchange contracts	121,336

Total liabilities	23,493,002

Commitments and contingent liabilities

NET ASSETS	$314,889,254

NET ASSETS CONSIST OF
Paid-in capital	$481,083,303
Accumulated loss	(166,194,049)

NET ASSETS	$314,889,254

NET ASSET VALUE
Shares outstanding	9,450,000

Net asset value	$33.32

Shares authorized	63.6 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$393,423,498
(b) Securities loaned, at value	$4,813,442
(c) Investments, at cost — affiliated	$11,418,199
(d) Foreign currency collateral pledged, at cost	$1,029,645
(e) Foreign currency, at cost	$565,440

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

INVESTMENT INCOME
Dividends — unaffiliated	$2,672,295	$608,084	$30,850,275	$7,417,426
Dividends — affiliated	1,899	317	353,722	8,201
Securities lending income — affiliated — net	257,487	2,722	40,784	230,811
Other income — unaffiliated	—	—	111,192	—
Foreign taxes withheld	(371,950)	(86,924)	(178,885)	(965,589)
Foreign withholding tax claims	—	—	2,205,881	—
IRS compliance fee for foreign withholding tax claims	—	—	(833,026)	—

Total investment income	2,559,731	524,199	32,549,943	6,690,849

EXPENSES
Investment advisory	248,157	94,399	4,804,268	1,436,701
Professional	—	—	237,246	—

Total expenses	248,157	94,399	5,041,514	1,436,701

Net investment income	2,311,574	429,800	27,508,429	5,254,148

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,316,799)	(601,836)	(9,628,853)	(9,148,411)
Investments — affiliated	2,278	(1)	292	15,826
Capital gain distributions from underlying funds — affiliated	—	—	9	—
Foreign currency transactions	7,737	(259)	65,268	36,708
Futures contracts	216,749	51,924	(26,008)	38,924
In-kind redemptions — unaffiliated(a)	(4,193,650)	(1,072,635)	69,703,837	7,808,551

	(7,283,685)	(1,622,807)	60,114,545	(1,248,402)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	12,653,695	3,108,734	163,434,187	50,321,309
Investments — affiliated	(935)	(16)	(1,139)	(1,729)
Foreign currency translations	52,953	12,058	79,452	18,315
Futures contracts	(16,942)	(5,765)	28,983	83,756

	12,688,771	3,115,011	163,541,483	50,421,651

Net realized and unrealized gain	5,405,086	1,492,204	223,656,028	49,173,249

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,716,660	$1,922,004	$251,164,457	$54,427,397

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended August 31, 2023

iShares MSCI Sweden ETF

INVESTMENT INCOME
Dividends — unaffiliated	$9,353,650
Dividends — affiliated	256,550
Securities lending income — affiliated — net	82,823
Foreign taxes withheld	(1,150,700)
Foreign withholding tax claims	1,150,700
IRS compliance fee for foreign withholding tax claims	(308,620)

Total investment income	9,384,403

EXPENSES
Investment advisory	1,622,861
Professional	120,568

Total expenses	1,743,429

Net investment income	7,640,974

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,074,346)
Investments — affiliated	9,274
Capital gain distributions from underlying funds — affiliated	6
Forward foreign currency exchange contracts	(192,364)
Foreign currency transactions	764,040
Futures contracts	899,563
In-kind redemptions — unaffiliated(a)	(41,303,151)

(52,896,978)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	84,440,889
Investments — affiliated	(3,691)
Forward foreign currency exchange contracts	(103,876)
Foreign currency translations	(195,942)
Futures contracts	528,346

84,665,726

Net realized and unrealized gain	31,768,748

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,409,722

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares MSCI Austria ETF		iShares MSCI Belgium ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,311,574	$3,389,447	$429,800	$570,689
Net realized gain (loss)	(7,283,685)	709,852	(1,622,807)	432,153
Net change in unrealized appreciation (depreciation)	12,688,771	(28,065,488)	3,115,011	(7,817,362)

Net increase (decrease) in net assets resulting from operations	7,716,660	(23,966,189)	1,922,004	(6,814,520)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(2,439,739)	(3,126,620)	(170,545)	(1,236,736)
Return of capital	—	—	(202,469)	—

Decrease in net assets resulting from distributions to shareholders	(2,439,739)	(3,126,620)	(373,014)	(1,236,736)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,130,724)	(156,589)	949,746	(15,105,822)

NET ASSETS
Total increase (decrease) in net assets	(8,853,803)	(27,249,398)	2,498,736	(23,157,078)
Beginning of year	62,502,459	89,751,857	17,844,545	41,001,623

End of year	$53,648,656	$62,502,459	$20,343,281	$17,844,545

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI France ETF		iShares MSCI Netherlands ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,508,429	$26,695,309	$5,254,148	$6,763,151
Net realized gain (loss)	60,114,545	(7,808,943)	(1,248,402)	16,107,143
Net change in unrealized appreciation (depreciation)	163,541,483	(191,302,533)	50,421,651	(177,462,432)

Net increase (decrease) in net assets resulting from operations	251,164,457	(172,416,167)	54,427,397	(154,592,138)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(24,746,255)	(40,550,194)	(4,948,231)	(5,799,889)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(77,227,268)	241,592,781	(107,021,715)	136,616,774

NET ASSETS
Total increase (decrease) in net assets	149,190,934	28,626,420	(57,542,549)	(23,775,253)
Beginning of year	790,162,006	761,535,586	306,659,203	330,434,456

End of year	$939,352,940	$790,162,006	$249,116,654	$306,659,203

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares MSCI Sweden ETF

	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,640,974	$21,837,279
Net realized gain (loss)	(52,896,978)	15,555,074
Net change in unrealized appreciation (depreciation)	84,665,726	(256,592,446)

Net increase (decrease) in net assets resulting from operations	39,409,722	(219,200,093)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,063,347)	(35,964,040)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(131,012,062)	10,322,580

NET ASSETS
Total decrease in net assets	(93,665,687)	(244,841,553)
Beginning of year	408,554,941	653,396,494

End of year	$314,889,254	$408,554,941

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Austria ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$17.36	$25.28	$15.67	$18.89	$22.88

Net investment income(a)	0.91	0.97	0.54	0.06	0.48
Net realized and unrealized gain (loss)(b)	2.96	(8.01)	9.50	(3.16)	(3.69)

Net increase (decrease) from investment operations	3.87	(7.04)	10.04	(3.10)	(3.21)

Distributions from net investment income(c)	(0.99)	(0.88)	(0.43)	(0.12)	(0.78)

Net asset value, end of year	$20.24	$17.36	$25.28	$15.67	$18.89

Total Return(d)
Based on net asset value	22.61%	(28.58)%	64.50%	(16.58)%	(14.07)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	4.68%	4.32%	2.55%	0.32%	2.34%

Supplemental Data
Net assets, end of year (000)	$53,649	$62,502	$89,752	$43,104	$54,767

Portfolio turnover rate(f)	21%	19%	14%	16%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Belgium ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$15.93	$22.28	$17.76		$18.48	$19.70

Net investment income(a)	0.41	0.44	0.31		0.24	0.44
Net realized and unrealized gain (loss)(b)	2.15	(5.80)	4.64		(0.60)	(1.22)

Net increase (decrease) from investment operations	2.56	(5.36)	4.95		(0.36)	(0.78)

Distributions
From net investment income(c)	(0.15)	(0.99)		(0.43)	(0.36)	(0.44)
Return of capital	(0.18)	—	—		—	—

Total distributions	(0.33)	(0.99)		(0.43)	(0.36)	(0.44)

Net asset value, end of year	$18.16	$15.93	$22.28		$17.76	$18.48

Total Return(d)
Based on net asset value	16.16%	(24.77)%	27.96	%(e)	(2.02)%	(3.80)%

Ratios to Average Net Assets(f)
Total expenses	0.50%	0.50%		0.50%	0.51%	0.49%

Net investment income	2.28%	2.22%		1.52%	1.34%	2.43%

Supplemental Data
Net assets, end of year (000)	$20,343	$17,845	$41,002		$32,685	$47,305

Portfolio turnover rate(g)	12%	7%		16%	18%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from a settlement of litigation, which impacted the Fund’ total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 22.73%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI France ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$29.48		$38.85		$29.30		$29.41	$31.10

Net investment income(a)	1.01	(b)	1.27	(b)	0.72	(b)	0.32	0.83
Net realized and unrealized gain (loss)(c)	8.02			(8.65)	9.43		(0.18)	(1.67)

Net increase (decrease) from investment operations	9.03			(7.38)	10.15		0.14	(0.84)

Distributions from net investment income(d)		(0.94)		(1.99)		(0.60)	(0.25)	(0.85)

Net asset value, end of year	$37.57		$29.48		$38.85		$29.30	$29.41

Total Return(e)
Based on net asset value	30.82	%(b)	(19.71	)%(b)	34.74	%(b)	0.50%	(2.64)%

Ratios to Average Net Assets(f)
Total expenses		0.53%		0.76%		0.60%	0.51%	0.50%

Total expenses excluding professional fees for foreign withholding tax claims		0.50%		0.50%		0.50%	N/A	N/A

Net investment income	2.88	%(b)	3.62	%(b)	2.13	%(b)	1.09%	2.84%

Supplemental Data
Net assets, end of year (000)	$939,353		$790,162		$761,536		$884,935	$1,129,200

Portfolio turnover rate(g)		3%		9%		4%	2%	2%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2023, August 31, 2022 and August 31, 2021, respectively:

• Net investment income per share by $0.07, $0.58 and $0.30.

• Total return by 0.27%,1.24% and 1.25%.

• Ratio of net investment income to average net assets by 0.21%,1.66% and 0.89%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$34.26	$52.87	$35.38	$30.58	$31.12

Net investment income(a)	0.72	0.84	0.40	0.33	0.88
Net realized and unrealized gain (loss)(b)	6.91	(18.78)	17.55	4.80	(0.56)

Net increase (decrease) from investment operations	7.63	(17.94)	17.95	5.13	0.32

Distributions from net investment income(c)	(0.71)	(0.67)	(0.46)	(0.33)	(0.86)

Net asset value, end of year	$41.18	$34.26	$52.87	$35.38	$30.58

Total Return(d)
Based on net asset value	22.27%	(34.09)%	50.92%	16.88%	1.16%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.50%

Net investment income	1.84%	1.94%	0.90%	1.03%	2.97%

Supplemental Data
Net assets, end of year (000)	$249,117	$306,659	$330,434	$187,519	$133,042

Portfolio turnover rate(f)	11%	10%	36%	19%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF

	Year Ended 08/31/23		Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$30.10		$47.87	$35.73	$28.25	$31.85

Net investment income(a)	0.79	(b)	1.46	0.99	0.34	0.95
Net realized and unrealized gain (loss)(c)	2.63		(16.83)	12.57	7.65	(3.58)

Net increase (decrease) from investment operations	3.42		(15.37)	13.56	7.99	(2.63)

Distributions from net investment income(d)		(0.20)	(2.40)	(1.42)	(0.51)	(0.97)

Net asset value, end of year	$33.32		$30.10	$47.87	$35.73	$28.25

Total Return(e)
Based on net asset value		11.35%	(33.28)%	38.09%	28.51%	(8.41)%

Ratios to Average Net Assets(f)
Total expenses		0.54%	0.54%	0.54%	0.55%	0.55%

Total expenses excluding professional fees for foreign withholding tax claims		0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	2.37	%(b)	3.67%	2.27%	1.09%	3.16%

Supplemental Data
Net assets, end of year (000)	$314,889		$408,555	$653,396	$246,503	$205,516

Portfolio turnover rate(g)		13%	18%	11%	8%	4%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2023:

• Net investment income per share by $0.11.

• Total return by 0.36%.

• Ratio of net investment income to average net assets by 0.32%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.  ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Austria	Non-diversified
MSCI Belgium	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden	Non-diversified

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The portion of distributions that exceeds each Fund’s current and accumulated earning and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.  SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Austria
BNP Paribas Securities Corp.	$584	$(584)	$—		$—
Morgan Stanley	1,738,737	(1,738,737)	—		—

	$1,739,321	$(1,739,321)	$—		$—

MSCI Belgium
BofA Securities, Inc.	$38,343	$(38,343)	$—		$—
Citigroup Global Markets Inc.	4,761	(4,761)	—		—
Morgan Stanley & Co. LLC	83,882	(83,882)	—		—

	$126,986	$(126,986)	$—		$—

MSCI Netherlands
Barclays Capital, Inc.	$138,644	$(138,644)	$—		$—
BofA Securities, Inc.	149,400	(149,400)	—		—
Citigroup Global Markets, Inc.	515,429	(515,429)	—		—
Goldman Sachs & Co.	8,583,779	(8,583,779)	—		—
HSBC Bank PLC	430,063	(430,063)	—		—
UBS AG	397,004	(397,004)	—		—

	$10,214,319	$(10,214,319)	$—		$—

MSCI Sweden
Goldman Sachs & Co. LLC	$3,391,563	$(3,391,563)	$—		$—
Morgan Stanley & Co. LLC	1,421,879	(1,421,879)	—		—

	$4,813,442	$(4,813,442)	$—		$—

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.  DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI Austria	$56,656
MSCI Belgium	637
MSCI France	10,179
MSCI Netherlands	52,566
MSCI Sweden	19,222

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Austria	$1,611,013	$3,026,821	$(647,615)
MSCI Belgium	320,526	730,206	(279,134)
MSCI France	3,955,490	1,886,752	(1,585,919)
MSCI Netherlands	9,216,347	10,490,303	(1,719,168)
MSCI Sweden	2,480,587	2,332,028	(3,581,797)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.  PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Austria	$11,280,864	$12,020,921
MSCI Belgium	2,412,361	2,147,020
MSCI France	44,919,577	26,474,351
MSCI Netherlands	32,949,366	30,676,684
MSCI Sweden	38,894,522	38,070,342

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Austria	$9,057,867	$22,992,111
MSCI Belgium	8,906,848	7,975,477
MSCI France	168,125,743	260,347,393
MSCI Netherlands	77,989,604	186,621,177
MSCI Sweden	86,808,529	174,246,811

8.  INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Austria	$(4,494,386)	$4,494,386
MSCI Belgium	(1,104,269)	1,104,269
MSCI France	67,643,242	(67,643,242)
MSCI Netherlands	6,782,847	(6,782,847)
MSCI Sweden	(41,755,614)	41,755,614

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

MSCI Austria
Ordinary income	$2,439,739	$3,126,620

MSCI Belgium
Ordinary income	$170,545	$1,236,736
Return of capital	202,469	—

	$373,014	$1,236,736

MSCI France
Ordinary income	$24,746,255	$40,550,194

MSCI Netherlands
Ordinary income	$4,948,231	$5,799,889

MSCI Sweden
Ordinary income	$2,063,347	$35,964,040

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Austria	$1,196,091	$(49,345,853)	$(10,701,858)	$(58,851,620)
MSCI Belgium	—	(20,144,091)	(6,542,574)	(26,686,665)
MSCI France	3,528,175	(83,711,531)	(15,384,308)	(95,567,664)
MSCI Netherlands	1,632,523	(34,122,190)	(57,150,430)	(89,640,097)
MSCI Sweden	6,675,921	(74,587,786)	(98,282,184)	(166,194,049)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and foreign tax withholding reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Austria	$65,034,600	$301,773	$(10,982,323)	$(10,680,550)
MSCI Belgium	26,794,805	916,754	(7,455,092)	(6,538,338)
MSCI France	963,209,121	83,456,671	(98,723,727)	(15,267,056)
MSCI Netherlands	316,484,054	5,803,678	(62,951,347)	(57,147,669)
MSCI Sweden	405,943,732	100,945	(90,953,903)	(90,852,958)

9.  LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

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Notes to Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

MSCI Austria
Shares sold	450,000	$9,268,192	2,000,000	$42,379,768
Shares redeemed	(1,400,000)	(23,398,916)	(1,950,000)	(42,536,357)

	(950,000)	$(14,130,724)	50,000	$(156,589)

MSCI Belgium
Shares sold	480,000	$9,024,957	240,000	$4,759,217
Shares redeemed	(480,000)	(8,075,211)	(960,000)	(19,865,039)

	—	$949,746	(720,000)	$(15,105,822)

MSCI France
Shares sold	5,200,000	$183,680,945	10,200,000	$348,855,840
Shares redeemed	(7,000,000)	(260,908,213)	(3,000,000)	(107,263,059)

	(1,800,000)	$(77,227,268)	7,200,000	$241,592,781

MSCI Netherlands
Shares sold	1,900,000	$80,447,292	6,650,000	$293,965,547
Shares redeemed	(4,800,000)	(187,469,007)	(3,950,000)	(157,348,773)

	(2,900,000)	$(107,021,715)	2,700,000	$136,616,774

MSCI Sweden
Shares sold	2,550,000	$90,474,788	8,550,000	$345,947,502
Shares redeemed	(6,675,000)	(221,486,850)	(8,625,000)	(335,624,922)

	(4,125,000)	$(131,012,062)	(75,000)	$10,322,580

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Sweden ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of August 31, 2023, is $6,922,442 or $0.73 per share.

The iShares MSCI France ETF and iShares MSCI Sweden ETF are seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Funds paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Funds have accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Austria ETF iShares MSCI Belgium ETF iShares MSCI France ETF iShares MSCI Netherlands ETF iShares MSCI Sweden ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income

MSCI Austria	$2,576,801
MSCI Belgium	551,005
MSCI France	30,824,679
MSCI Netherlands	7,375,638
MSCI Sweden	8,557,608

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Austria	$2,670,629	$368,379
MSCI Belgium	607,543	86,318
MSCI France	30,846,867	—
MSCI Netherlands	7,415,883	1,025,007
MSCI Sweden	9,349,867	—

I M P O R T A N T T A X I N F O R M A T I O N	55

Board Review and Approval of Investment Advisory Contract

iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF, iShares MSCI Sweden ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	57

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Austria(a)	$0.971043	$—	$0.017757	$0.988800	98%	—%	2%	100%
MSCI Netherlands	0.714624	—	—	0.714624	100	—	—	100
MSCI Sweden	0.197923	—	—	0.197923	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	59

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	61

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

NVS	Non-Voting Shares

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-802-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares MSCI Eurozone ETF | EZU | Cboe BZX

•	iShares MSCI Germany ETF | EWG | NYSE Arca

•	iShares MSCI Italy ETF | EWI | NYSE Arca

•	iShares MSCI Spain ETF | EWP | NYSE Arca

•	iShares MSCI Switzerland ETF | EWL | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	14.50%	15.94%
U.S. small cap equities (Russell 2000® Index)	0.99	4.65
International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92
Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Fund Summary as of August 31 2023	iShares® MSCI Eurozone ETF

Investment Objective

The iShares MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	30.09%	4.32%	5.25%	30.09%	23.52%	66.77%
Fund Market	29.93	4.38	5.24	29.93	23.93	66.66
Index	29.81	4.19	5.25	29.81	22.77	66.78

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,050.10	$ 2.64		$ 1,000.00	$ 1,022.60	$ 2.60		0.51%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the Eurozone advanced for the reporting period as equity markets in Europe outpaced most other regions of the globe, despite modest economic growth. Eurozone stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict initially disrupted critical natural gas supplies, the acquisition of new sources led to price declines, and a warm winter helped moderate consumption. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings. Inflation across the Eurozone declined steadily from a peak of 10.6% in October 2022. The value of Eurozone stocks in U.S. dollar terms increased as the euro strengthened relative to the U.S. dollar.

Stocks in France contributed the most to the Index’s performance. The French capital goods industry, in the industrials sector, led the gains. Overcoming significant supply-chain challenges, French manufacturers of jets and engines advanced as air travel recovered, and orders for new planes increased accordingly. French electrical equipment manufacturers benefited from stronger sales in the U.S., where new government incentives and funding encouraged business investment in new semiconductor, electric vehicle, and battery manufacturing plants. The French consumer discretionary sector also contributed, buoyed by solid sales of luxury goods in Europe and Asia, owing in part to the rebound in international travel and the end of China’s coronavirus pandemic-related lockdowns.

German stocks also contributed to the Index’s return, despite a sharp slowdown in the German economy. Following a two-quarter recession, German economic growth was stagnant in the second quarter of 2023. The information technology sector led the gains, benefiting from growth in cloud-based services in the software industry. Stocks of multi-line insurers in the financials sector also contributed, amid strong profits from life and health insurance sales. In the industrials sector, stocks in the industrial conglomerates industry were buoyed by strong earnings guidance amid easing supply chain bottlenecks.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	17.2%

Consumer Discretionary	16.6

Industrials	15.9

Information Technology	11.8

Health Care	8.2

Consumer Staples	8.0

Materials	6.5

Utilities	6.1

Energy	4.6

Communication Services	4.2

Real Estate	0.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

France	35.9%

Germany	25.0

Netherlands	13.4

Spain	7.5

Italy	7.4

Belgium	3.0

Finland	2.6

Ireland	2.5

Switzerland	1.1

Portugal	0.6

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Germany ETF

Investment Objective

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	31.27%	0.97%	3.31%	31.27%	4.96%	38.53%
Fund Market	31.39	1.08	3.30	31.39	5.53	38.39
Index	31.37	1.15	3.49	31.37	5.87	40.87

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,051.40	$ 2.59		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Germany ETF

Portfolio Management Commentary

Despite sluggish economic growth, stocks in Germany advanced significantly for the reporting period. German stocks benefited from improved energy security, as alternate fuel suppliers and a warm winter helped offset supply problems in the wake of Russia’s decision to stop supplying Germany with natural gas shortly before the start of the reporting period. While inflation remained elevated, it declined notably as the ECB raised interest rates eight times during the reporting period in an attempt to control rising prices. Higher interest rates supported the euro, which appreciated relative to the U.S. dollar, making German stocks more valuable in U.S. dollar terms.

The information technology sector contributed the most to the Index’s return, led by the software industry. Product offerings as part of enterprise resource planning software drove revenue gains, as software designed to improve business processes and operations was adopted by several major companies. Strong sales of cloud software, which provides a recurring stream of revenue, bolstered the industry’s profits, and layoffs helped to reduce costs while divestment of a large subsidiary was part of a restructuring plan to focus on core business.

Stocks in the financials sector also contributed to the Index’s return, most notably in the insurance industry. The ECB’s substantial interest rate increases benefited the industry, as higher interest rates allowed insurance companies to make more income from their investments. Earnings from insurance related to life and health or property and casualty were particularly strong.

The industrials sector also posted solid gains, as stocks in the industrial conglomerates industry were buoyed by strong earnings guidance amid easing supply chain bottlenecks. Price increases and productivity gains helped to offset higher wages and more expensive raw materials.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	18.6%

Financials	18.0

Consumer Discretionary	15.9

Information Technology	15.4

Health Care	10.7

Materials	6.7

Communication Services	5.9

Utilities	4.1

Consumer Staples	2.9

Real Estate	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

SAP SE	11.2%

Siemens AG	8.8

Allianz SE	7.5

Deutsche Telekom AG	5.3

Mercedes-Benz Group AG	4.5

Bayer AG	4.1

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4.1

Infineon Technologies AG	3.6

Deutsche Post AG	3.6

BASF SE	3.5

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Italy ETF

Investment Objective

The iShares MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	44.24%	6.91%	5.24%	44.24%	39.65%	66.58%
Fund Market	44.26	6.98	5.24	44.26	40.14	66.62
Index	44.09	7.14	5.32	44.09	41.15	67.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,096.80	$ 2.64		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Italy ETF

Portfolio Management Commentary

Stocks in Italy rose sharply during the reporting period despite a sluggish economy and lower consumer spending. Italian stocks rebounded from a weak 2022, when the war in Ukraine sent natural gas prices higher and raised concerns over Italy’s dependence on Russia for energy. Italy’s energy prices declined after Italy secured additional sources of fuel and replenished its stockpiles, while a warm winter helped moderate consumption. The ECB responded to the Eurozone’s highest ever inflation by raising interest rates eight times and reducing the size of its balance sheet. Italy’s inflation peaked at 11.8% in October and November 2022 before declining to a low of 5.4% in August 2023 as energy prices declined.

The financials sector contributed the most to the Index’s performance, led by the banking industry. Banks posted higher profits amid high interest income, as loan volume strengthened and higher interest rates increased the gap between the rates the banks charge for loans and the low rates they pay for deposits. Despite economic challenges in Italy and other European countries, provisions for expected losses from unpaid loans continued to remain at low levels. Banks rewarded shareholders by increasing stock buybacks and dividends. Late in the reporting period, the Italian government announced a new windfall profits tax targeting the stronger interest income collected by banks, weighing on the industry.

The consumer discretionary sector also contributed to the Index’s performance, led by the automobiles industry. Auto sales increased as manufacturers resolved supply chain disruptions, notably a global shortage of microchips that slowed vehicle production during the coronavirus pandemic. To meet growing demand for new cars and trucks, automobile manufacturers increased vehicle production and dealers restocked inventories.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	32.4%

Consumer Discretionary	20.4

Utilities	19.1

Industrials	8.3

Energy	7.3

Health Care	6.0

Communication Services	3.8

Consumer Staples	2.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Enel SpA	11.5%

UniCredit SpA	9.0

Intesa Sanpaolo SpA	8.3

Stellantis NV	8.2

Ferrari NV	7.9

CNH Industrial NV	4.6

Assicurazioni Generali SpA	4.5

Eni SpA	4.4

Moncler SpA	4.3

Terna - Rete Elettrica Nazionale	3.9

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Spain ETF

Investment Objective

The iShares MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	34.16%	2.20%	2.74%	34.16%	11.47%	31.09%
Fund Market	34.52	2.32	2.74	34.52	12.15	31.09
Index	34.44	2.52	3.18	34.44	13.24	36.73

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,051.60	$ 2.59		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Spain ETF

Portfolio Management Commentary

Stocks in Spain advanced strongly during the reporting period as external demand from tourism and lower energy prices buoyed the economy and largely outweighed inflation and rising interest rates. A combination of new and ongoing government support, including tax cuts on gas, electricity, and essential food products, helped to counteract the high cost of living. The euro, which appreciated relative to the U.S. dollar, also increased the value of Spanish stocks in U.S. dollar terms.

The Spanish financials industry was the largest contributor to the Index’s return. Spanish banks advanced along with central bank interest rates as higher margins for lenders boosted earnings growth. Spain’s housing market outpaced the Eurozone average despite the rise in interest rates, contributing to steady demand for mortgage loans. Net profits at Spanish diversified banks rose substantially from a year earlier, as higher lending income in Spain and other European countries offset decreased profits in Brazil, the U.S., and the U.K. Spain’s second-largest bank raised its cash dividend to the highest level in over a decade and announced a new stock buyback program. Spanish lenders also performed well in the recent Eurozone liquidity stress tests, reassuring global investors of their resiliency in times of credit crisis.

Stocks in the industrials sector also contributed to the Index’s return. Within the construction and engineering industry, a Spain-based multinational company increased construction sales and expanded into next generation infrastructure projects, including energy storage and electric vehicle battery manufacturing plants. Meanwhile, a surge in international toll road traffic and airport passenger flows benefited companies with transportation divisions.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	32.0%

Utilities	30.6

Industrials	12.1

Communication Services	9.4

Consumer Discretionary	9.2

Energy	4.5

Health Care	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Iberdrola SA	18.1%

Banco Santander SA	15.8

Banco Bilbao Vizcaya Argentaria SA	11.7

Telefonica SA	4.7

Cellnex Telecom SA	4.6

Industria de Diseno Textil SA	4.6

Amadeus IT Group SA	4.6

Repsol SA	4.6

Ferrovial SE	4.5

CaixaBank SA	4.4

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Switzerland ETF

Investment Objective

The iShares MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.92%	7.81%	6.91%	15.92%	45.62%	95.01%
Fund Market	16.14	7.90	6.92	16.14	46.24	95.16
Index	15.91	7.98	7.08	15.91	46.82	98.21

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,086.70	$ 2.63		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Switzerland ETF

Portfolio Management Commentary

Stocks in Switzerland advanced during the reporting period as the strong Swiss franc, government price controls, and lower reliance on foreign oil and gas helped moderate inflation. The war in Ukraine slowed demand for investment and goods, but export activity and consumer spending increased over the reporting period, bolstering the country’s economy.

The financials sector contributed the most to the Index’s return as the capital markets industry weathered a banking crisis that led to the acquisition of one of Switzerland’s largest banks by its closest rival. The resulting banking entity reported a strong net profit following the integration despite the restructuring costs. The bank also raised investor confidence when it proactively terminated a protection agreement on offer by the Swiss government and a secondary liquidity agreement with the Swiss National Bank.

The healthcare sector contributed significantly to the Index’s return. A large Swiss pharmaceuticals company outlined plans and provided earnings guidance for a spinoff of its generic drugs unit after losing a U.S. Supreme Court case to block rival companies from selling generic versions of its profitable multiple sclerosis drug. The company also re-initiated a large stock buyback program and raised its earnings outlook based on the success of its pipeline drug trials and reductions in operational costs.

The industrials sector also contributed, led by the electrical equipment industry. Investors were encouraged by strong new customer orders in the first quarter of 2023, which exceeded expectations and strengthened revenue flows. The positive outlook offset investors’ concerns over the impact of higher prices on consumer demand and a slowdown in demand from China.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	32.9%

Consumer Staples	22.1

Financials	17.1

Industrials	10.0

Materials	8.8

Consumer Discretionary	5.6

Information Technology	1.3

Communication Services	1.2

Other (each representing less than 1%)	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Nestle SA	19.8%

Novartis AG	12.3

Roche Holding AG	12.3

UBS Group AG	5.0

Zurich Insurance Group AG	4.5

Cie. Financiere Richemont SA, Class A	4.3

ABB Ltd.	4.0

Alcon Inc.	2.8

Sika AG	2.8

Lonza Group AG	2.8

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments August 31, 2023	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.5%
Erste Group Bank AG	518,429	$18,494,359
OMV AG	222,975	10,325,519
Verbund AG	103,750	8,490,823
voestalpine AG(a)	176,559	5,158,924

		42,469,625

Belgium — 3.0%
Ageas SA/NV	243,184	9,671,495
Anheuser-Busch InBev SA/NV	1,312,094	74,477,081
Argenx SE(b)	84,526	42,481,443
D’ieteren Group	33,147	5,413,701
Elia Group SA/NV	44,936	5,180,874
Groupe Bruxelles Lambert NV	144,042	11,598,748
KBC Group NV	378,438	24,829,350
Lotus Bakeries NV	616	4,856,069
Sofina SA	23,586	5,299,012
Solvay SA	112,314	13,005,687
UCB SA	190,982	17,130,521
Umicore SA	317,685	8,418,101
Warehouses De Pauw CVA	250,296	7,152,598

		229,514,680

Finland — 2.6%
Elisa OYJ	215,984	10,602,882
Fortum OYJ	678,352	9,106,554
Kesko OYJ, Class B	412,799	8,057,960
Kone OYJ, Class B	512,233	23,301,075
Metso OYJ	1,009,366	11,593,105
Neste OYJ	639,300	23,387,551
Nokia OYJ	8,085,555	32,334,680
Orion OYJ, Class B	163,579	6,685,547
Sampo OYJ, Class A	696,188	30,558,514
Stora Enso OYJ, Class R	879,468	11,184,693
UPM-Kymmene OYJ	806,660	27,605,948
Wartsila OYJ Abp	720,980	9,149,882

		203,568,391

France — 35.8%
Accor SA	281,775	10,077,201
Aeroports de Paris	44,920	5,911,817
Air Liquide SA	791,163	142,944,305
Airbus SE	895,472	131,013,832
Alstom SA	432,619	11,930,082
Amundi SA(c)	93,650	5,574,470
ArcelorMittal SA	772,947	20,533,022
Arkema SA	90,688	9,476,811
AXA SA	2,772,239	83,291,616
BioMerieux	63,345	6,542,255
BNP Paribas SA	1,584,882	102,490,585
Bollore SE	1,114,502	6,592,636
Bouygues SA	288,021	9,945,348
Bureau Veritas SA	446,597	11,963,494
Capgemini SE	248,395	46,355,801
Carrefour SA	902,572	17,251,511
Cie. de Saint-Gobain	698,736	45,454,267
Cie. Generale des Etablissements Michelin SCA	1,024,800	32,061,862
Covivio	76,290	3,719,817
Credit Agricole SA	1,820,857	22,952,409
Danone SA	972,644	56,698,124
Dassault Aviation SA	31,164	6,119,363
Dassault Systemes SE	1,012,067	40,108,728

Security	Shares	Value

France (continued)
Edenred	377,025	$24,025,279
Eiffage SA	111,173	10,987,568
Engie SA	2,759,034	44,432,151
EssilorLuxottica SA	445,379	83,712,031
Eurazeo SE	66,811	3,936,639
Eurofins Scientific SE	204,554	12,590,837
Euronext NV(c)	130,369	9,411,424
Gecina SA	69,495	7,434,277
Getlink SE	541,588	9,064,768
Hermes International	47,842	98,395,952
Ipsen SA	57,268	7,418,744
Kering SA	112,238	60,017,041
Klepierre SA	328,674	8,681,463
La Francaise des Jeux SAEM(c)	159,391	5,763,517
Legrand SA	403,052	39,708,439
L’Oreal SA	364,329	160,024,998
LVMH Moet Hennessy Louis Vuitton SE	417,114	352,735,524
Orange SA	2,806,556	31,508,249
Pernod Ricard SA	308,923	60,627,265
Publicis Groupe SA	345,744	26,977,702
Remy Cointreau SA	34,907	5,399,866
Renault SA	290,678	11,728,640
Safran SA	516,332	82,750,035
Sanofi	1,716,251	182,787,490
Sartorius Stedim Biotech	41,838	11,865,723
Schneider Electric SE	822,053	140,906,694
SEB SA	38,531	4,229,375
Societe Generale SA	1,098,784	31,129,828
Sodexo SA	132,692	14,235,247
Teleperformance	89,547	12,372,852
Thales SA	158,961	23,181,193
TotalEnergies SE	3,396,463	213,056,364
Unibail-Rodamco-Westfield, New(b)	180,229	9,619,675
Valeo	315,137	6,125,723
Veolia Environnement SA	1,027,163	32,044,339
Vinci SA	802,831	89,425,787
Vivendi SE	1,022,897	9,316,403
Wendel SE	40,419	3,693,155
Worldline SA/France(b)(c)	364,289	11,856,219

		2,782,187,832

Germany — 23.5%
adidas AG	244,715	48,837,767
Allianz SE, Registered	609,241	148,093,804
BASF SE	1,350,247	68,345,963
Bayer AG, Registered	1,484,038	81,195,490
Bayerische Motoren Werke AG	454,683	47,823,151
Bechtle AG	125,658	6,108,977
Beiersdorf AG	151,929	19,892,852
Brenntag SE	221,717	17,933,388
Carl Zeiss Meditec AG, Bearer	61,846	6,134,196
Commerzbank AG	1,604,489	17,629,274
Continental AG	166,299	12,335,763
Covestro AG(b)(c)	291,190	15,463,445
Daimler Truck Holding AG	743,235	26,151,924
Delivery Hero SE(b)(c)	265,543	9,686,372
Deutsche Bank AG, Registered	2,923,349	31,802,434
Deutsche Boerse AG	287,012	50,951,490
Deutsche Lufthansa AG, Registered(b)	908,354	8,111,912
Deutsche Post AG, Registered	1,497,367	69,826,784
Deutsche Telekom AG, Registered	4,896,115	104,794,108

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
E.ON SE	3,391,453	$41,747,645
Evonik Industries AG	319,691	6,125,326
Fresenius Medical Care AG & Co. KGaA	310,196	14,935,142
Fresenius SE & Co. KGaA	636,728	20,412,991
GEA Group AG	231,752	9,138,754
Hannover Rueck SE	90,903	19,333,109
Heidelberg Materials AG	218,762	17,589,912
HelloFresh SE(b)	234,388	7,553,882
Henkel AG & Co. KGaA	157,316	10,871,828
Infineon Technologies AG	1,972,709	70,496,097
Knorr-Bremse AG	110,991	7,580,743
LEG Immobilien SE(b)	112,969	8,135,629
Mercedes-Benz Group AG	1,212,063	88,692,449
Merck KGaA	194,899	34,989,279
MTU Aero Engines AG	81,307	18,978,714
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	206,147	80,017,850
Nemetschek SE	88,206	6,092,003
Puma SE	159,650	10,699,514
Rational AG	7,794	5,937,072
Rheinmetall AG	65,832	17,881,619
RWE AG	953,656	39,268,365
SAP SE	1,577,399	220,054,172
Scout24 SE(c)	113,955	7,849,952
Siemens AG, Registered	1,148,047	172,471,980
Siemens Healthineers AG(c)	424,595	21,256,178
Symrise AG, Class A	200,581	20,909,541
Talanx AG(b)	96,677	6,498,943
Telefonica Deutschland Holding AG	1,371,670	2,607,760
Volkswagen AG	44,522	6,362,428
Vonovia SE	1,107,534	26,573,376
Wacker Chemie AG	28,078	4,135,628
Zalando SE(b)(c)	339,624	10,557,384

		1,826,874,359

Ireland — 2.5%
AIB Group PLC	2,175,722	9,902,890
Bank of Ireland Group PLC	1,604,755	15,979,778
CRH PLC	1,096,115	63,063,500
Flutter Entertainment PLC, Class DI(b)	266,747	48,512,067
Kerry Group PLC, Class A	240,980	22,483,465
Kingspan Group PLC	234,060	19,776,776
Smurfit Kappa Group PLC	392,623	16,470,725

		196,189,201

Italy — 7.4%
Amplifon SpA	189,375	6,149,638
Assicurazioni Generali SpA	1,529,082	31,671,855
DiaSorin SpA	33,806	3,569,802
Enel SpA	12,286,132	82,499,247
Eni SpA	3,569,756	55,195,585
Ferrari NV	189,795	60,176,806
FinecoBank Banca Fineco SpA	920,622	12,582,540
Infrastrutture Wireless Italiane SpA(c)	511,640	6,330,203
Intesa Sanpaolo SpA	23,475,111	62,687,955
Mediobanca Banca di Credito Finanziario SpA	835,994	10,913,539
Moncler SpA	310,259	21,021,492
Nexi SpA(b)(c)	896,145	6,429,197
Poste Italiane SpA(c)	790,066	8,770,469
Prysmian SpA	396,703	16,207,887
Recordati Industria Chimica e Farmaceutica SpA	158,400	7,940,263

Security	Shares	Value

Italy (continued)
Snam SpA	3,064,657	$15,814,701
Stellantis NV	3,342,037	62,039,067
Telecom Italia SpA/Milano(a)(b)	15,740,281	4,883,133
Tenaris SA	715,908	11,432,932
Terna - Rete Elettrica Nazionale	2,136,739	17,620,755
UniCredit SpA	2,785,130	67,854,419

		571,791,485

Netherlands — 13.3%
ABN AMRO Bank NV, CVA(c)	614,082	9,033,086
Adyen NV(b)(c)	32,759	27,354,464
Aegon NV	2,550,708	13,072,361
AerCap Holdings NV(b)	233,234	14,348,556
Akzo Nobel NV	256,928	20,858,312
ASM International NV	70,794	34,078,058
ASML Holding NV	608,975	400,418,172
ASR Nederland NV	241,459	10,569,924
BE Semiconductor Industries NV	116,450	13,397,525
Davide Campari-Milano NV	794,238	10,376,738
EXOR NV	163,281	14,449,876
Ferrovial SE	769,750	24,414,356
Heineken Holding NV	195,793	15,667,943
Heineken NV	435,051	42,291,497
IMCD NV	86,186	11,870,587
ING Groep NV	5,467,591	77,470,352
JDE Peet’s NV	191,707	5,338,296
Koninklijke Ahold Delhaize NV	1,470,612	48,103,724
Koninklijke KPN NV	4,919,645	17,215,778
Koninklijke Philips NV(a)(b)	1,400,466	31,470,685
NN Group NV	378,670	14,577,090
OCI NV	162,602	4,112,411
Prosus NV	1,059,430	73,073,539
QIAGEN NV(b)	344,467	15,717,157
Randstad NV	167,359	9,821,475
Universal Music Group NV	1,237,683	30,686,101
Wolters Kluwer NV	389,001	46,870,851

		1,036,658,914

Portugal — 0.6%
EDP - Energias de Portugal SA	4,740,250	21,597,066
Galp Energia SGPS SA	747,702	10,319,912
Jeronimo Martins SGPS SA	429,591	10,951,122

		42,868,100

Spain — 7.5%
Acciona SA	37,839	5,407,896
ACS Actividades de Construccion y Servicios SA	330,901	11,616,445
Aena SME SA(c)	113,481	17,838,876
Amadeus IT Group SA	680,888	46,718,070
Banco Bilbao Vizcaya Argentaria SA	9,011,372	71,098,730
Banco Santander SA	24,447,577	95,433,751
CaixaBank SA	6,234,401	25,250,821
Cellnex Telecom SA(c)	854,908	32,696,349
Corp. ACCIONA Energias Renovables SA	108,187	3,214,906
EDP Renovaveis SA	464,043	8,486,935
Enagas SA	213,004	3,634,922
Endesa SA	488,237	10,139,675
Grifols SA(b)	450,982	6,178,385
Iberdrola SA	9,196,787	109,099,030
Industria de Diseno Textil SA	1,648,793	63,167,481
Naturgy Energy Group SA	196,981	5,705,355
Redeia Corp. SA	392,304	6,370,740

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Repsol SA	1,929,619	$29,824,385
Telefonica SA	7,840,392	32,487,997

		584,370,749

Switzerland — 1.1%
DSM-Firmenich AG	280,929	25,986,201
Siemens Energy AG(b)	785,125	11,173,793
STMicroelectronics NV	1,032,977	48,751,050

		85,911,044

United Kingdom — 0.5%
CNH Industrial NV	1,547,470	21,336,263
Coca-Cola Europacific Partners PLC	312,993	20,065,981

		41,402,244

Total Common Stocks — 98.3% (Cost: $8,115,563,904)		7,643,806,624

Preferred Stocks

Germany — 1.5%
Bayerische Motoren Werke AG, Preference Shares, NVS	90,118	8,658,678
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	171,582	18,923,744
Henkel AG & Co. KGaA, Preference Shares, NVS	255,064	19,545,764
Porsche Automobil Holding SE, Preference Shares, NVS	231,328	12,407,748
Sartorius AG, Preference Shares, NVS(a)	39,647	16,212,695
Volkswagen AG, Preference Shares, NVS	310,654	38,018,588

		113,767,217

Total Preferred Stocks — 1.5% (Cost: $159,610,095)		113,767,217

Total Long-Term Investments — 99.8% (Cost: $8,275,173,999)		7,757,573,841

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	52,649,971	$52,665,766
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	24,280,000	24,280,000

Total Short-Term Securities — 1.0% (Cost: $76,945,151)		76,945,766

Total Investments — 100.8% (Cost: $8,352,119,150)		7,834,519,607

Liabilities in Excess of Other Assets — (0.8)%		(59,482,438)

Net Assets — 100.0%		$7,775,037,169

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$13,209,554	$39,424,381	(a)	$—		$36,421	$(4,590)	$52,665,766	52,649,971	$221,391	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	24,890,000	—		(610,000	)(a)	—	—	24,280,000	24,280,000	1,148,827		24

						$36,421	$(4,590)	$76,945,766		$1,370,218		$24

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Eurozone ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	324	09/15/23	$15,121	$(200,043)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$200,043	$—	$—	$—	$200,043

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,607,253	$—	$—	$—	$3,607,253

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(142,799)	$—	$—	$—	$(142,799)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,653,593

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$69,023,258	$7,574,783,366	$—	$7,643,806,624
Preferred Stocks	—	113,767,217	—	113,767,217
Short-Term Securities
Money Market Funds	76,945,766	—	—	76,945,766

	$145,969,024	$7,688,550,583	$—	$7,834,519,607

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Eurozone ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(200,043)	$—	$(200,043)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
MTU Aero Engines AG	63,779	$14,887,320
Rheinmetall AG	51,615	14,019,926

		28,907,246

Air Freight & Logistics — 3.5%
Deutsche Post AG, Registered	1,174,566	54,773,590

Automobile Components — 0.6%
Continental AG	130,347	9,668,908

Automobiles — 7.2%
Bayerische Motoren Werke AG	356,663	37,513,495
Mercedes-Benz Group AG	950,768	69,572,244
Volkswagen AG	34,643	4,950,667

		112,036,406

Banks — 0.9%
Commerzbank AG	1,261,371	13,859,275

Capital Markets — 4.2%
Deutsche Bank AG, Registered	2,296,682	24,985,069
Deutsche Boerse AG	225,138	39,967,377

		64,952,446

Chemicals — 5.8%
BASF SE	1,059,162	53,612,004
Covestro AG(a)(b)(c)	229,121	12,167,313
Evonik Industries AG	249,402	4,778,578
Symrise AG, Class A	157,340	16,401,888
Wacker Chemie AG	21,429	3,156,293

		90,116,076

Construction Materials — 0.9%
Heidelberg Materials AG	171,601	13,797,856

Consumer Staples Distribution & Retail — 0.4%
HelloFresh SE(b)	183,859	5,925,428

Diversified Telecommunication Services — 5.4%
Deutsche Telekom AG, Registered	3,840,617	82,202,733
Telefonica Deutschland Holding AG	1,047,665	1,991,776

		84,194,509

Electrical Equipment — 0.6%
Siemens Energy AG(b)	615,636	8,761,649

Health Care Equipment & Supplies — 1.4%
Carl Zeiss Meditec AG, Bearer	47,885	4,749,474
Siemens Healthineers AG(a)	334,152	16,728,399

		21,477,873

Health Care Providers & Services — 1.8%
Fresenius Medical Care AG & Co. KGaA	243,374	11,717,834
Fresenius SE & Co. KGaA	500,551	16,047,265

		27,765,099

Hotels, Restaurants & Leisure — 0.5%
Delivery Hero SE(a)(b)	207,564	7,571,437

Household Products — 0.5%
Henkel AG & Co. KGaA	123,137	8,509,778

Independent Power and Renewable Electricity Producers — 2.0%
RWE AG	749,195	30,849,345

Industrial Conglomerates — 8.7%
Siemens AG, Registered	900,553	135,290,767

Security	Shares	Value

Insurance — 12.8%
Allianz SE, Registered	477,902	$116,168,027
Hannover Rueck SE	71,450	15,195,875
Muenchener Rueckversicherungs-Gesellschaft AG in
Muenchen, Registered	161,706	62,767,668
Talanx AG(b)	75,265	5,059,559

		199,191,129

Interactive Media & Services — 0.4%
Scout24 SE(a)	88,960	6,128,136

IT Services — 0.3%
Bechtle AG	97,418	4,736,064

Life Sciences Tools & Services — 0.8%
QIAGEN NV(b)	270,207	12,328,862

Machinery — 2.5%
Daimler Truck Holding AG(c)	585,088	20,587,267
GEA Group AG	181,791	7,168,625
Knorr-Bremse AG	86,075	5,878,967
Rational AG	6,008	4,576,588

		38,211,447

Multi-Utilities — 2.1%
E.ON SE	2,660,328	32,747,742

Passenger Airlines — 0.4%
Deutsche Lufthansa AG, Registered(b)	708,541	6,327,514

Personal Care Products — 1.0%
Beiersdorf AG	119,442	15,639,160

Pharmaceuticals — 5.9%
Bayer AG, Registered	1,164,111	63,691,470
Merck KGaA	153,144	27,493,205

		91,184,675

Real Estate Management & Development — 1.7%
LEG Immobilien SE(b)	87,920	6,331,688
Vonovia SE	868,773	20,844,716

		27,176,404

Semiconductors & Semiconductor Equipment — 3.5%
Infineon Technologies AG	1,547,435	55,298,642

Software — 11.4%
Nemetschek SE	68,711	4,745,569
SAP SE	1,237,346	172,615,267

		177,360,836

Specialty Retail — 0.5%
Zalando SE(a)(b)	265,525	8,253,979

Textiles, Apparel & Luxury Goods — 3.0%
adidas AG	191,960	38,309,452
Puma SE	125,102	8,384,156

		46,693,608

Trading Companies & Distributors — 0.9%
Brenntag SE	173,919	14,067,288

Total Common Stocks — 93.5% (Cost: $1,906,084,533)		1,453,803,174

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Automobiles — 3.9%
Bayerische Motoren Werke AG, Preference Shares, NVS	68,492	$6,580,818
Dr Ing hc F Porsche AG, Preference Shares, NVS(a)	134,935	14,881,954
Porsche Automobil Holding SE, Preference Shares, NVS	181,444	9,732,118
Volkswagen AG, Preference Shares, NVS	244,341	29,903,043

		61,097,933

Household Products — 1.0%
Henkel AG & Co. KGaA, Preference Shares, NVS	200,556	15,368,771

Life Sciences Tools & Services — 0.8%
Sartorius AG, Preference Shares, NVS	30,948	12,655,447

Total Preferred Stocks — 5.7% (Cost: $129,633,669)		89,122,151

Total Long-Term Investments — 99.2% (Cost: $2,035,718,202)		1,542,925,325

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	33,263,056	33,273,035

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	680,000	$680,000

Total Short-Term Securities — 2.2% (Cost: $33,950,386)		33,953,035

Total Investments — 101.4% (Cost: $2,069,668,588)		1,576,878,360

Liabilities in Excess of Other Assets — (1.4)%		(21,039,081)

Net Assets — 100.0%		$1,555,839,279

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$8,462,684	$24,809,365	(a)	$—		$1,168	$(182)	$33,273,035	33,263,056	$68,543	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	920,000	—		(240,000	)(a)	—	—	680,000	680,000	55,264		—

						$1,168	$(182)	$33,953,035		$123,807		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DAX Index	29	09/15/23	$12,559	$(86,327)

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$86,327	$—	$—	$—	$86,327

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,840,301	$—	$—	$—	$2,840,301

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$525,140	$—	$—	$—	$525,140

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,819,290

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$1,453,803,174	$—	$1,453,803,174
Preferred Stocks	—	89,122,151	—	89,122,151
Short-Term Securities
Money Market Funds	33,953,035	—	—	33,953,035

	$33,953,035	$1,542,925,325	$—	$1,576,878,360

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(86,327)	$—	$(86,327)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2023	iShares® MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 16.1%
Ferrari NV	86,197	$27,329,804
Stellantis NV	1,521,426	28,242,610

		55,572,414

Banks — 23.4%
FinecoBank Banca Fineco SpA	772,568	10,559,022
Intesa Sanpaolo SpA	10,765,016	28,746,908
Mediobanca Banca di Credito Finanziario SpA	793,451	10,358,158
UniCredit SpA	1,281,463	31,220,420

		80,884,508

Beverages — 2.7%
Davide Campari-Milano NV	726,040	9,485,729

Diversified Telecommunication Services — 3.8%
Infrastrutture Wireless Italiane SpA(a)	570,324	7,056,264
Telecom Italia SpA/Milano(b)(c)	19,711,039	6,114,987

		13,171,251

Electric Utilities — 15.4%
Enel SpA	5,931,977	39,832,197
Terna - Rete Elettrica Nazionale	1,643,516	13,553,360

		53,385,557

Electrical Equipment — 3.7%
Prysmian SpA	316,425	12,928,011

Energy Equipment & Services — 2.9%
Tenaris SA	618,414	9,875,969

Financial Services — 2.0%
Nexi SpA(a)(b)	983,173	7,053,561

Gas Utilities — 3.6%
Snam SpA	2,423,833	12,507,825

Health Care Equipment & Supplies — 1.6%
DiaSorin SpA	53,877	5,689,234

Health Care Providers & Services — 2.0%
Amplifon SpA	212,752	6,908,767

Insurance — 7.0%
Assicurazioni Generali SpA	756,453	15,668,401

Security	Shares	Value

Insurance (continued)
Poste Italiane SpA(a)	759,842	$8,434,954

		24,103,355

Machinery — 4.6%
CNH Industrial NV	1,143,112	15,761,041

Oil, Gas & Consumable Fuels — 4.4%
Eni SpA	989,456	15,298,974

Pharmaceuticals — 2.3%
Recordati Industria Chimica e Farmaceutica SpA	160,458	8,043,426

Textiles, Apparel & Luxury Goods — 4.3%
Moncler SpA	220,035	14,908,396

Total Long-Term Investments — 99.8% (Cost: $358,517,197)		345,578,018

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	1,720,216	1,720,732
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	140,000	140,000

Total Short-Term Securities — 0.5% (Cost: $1,860,687)		1,860,732

Total Investments — 100.3% (Cost: $360,377,884)		347,438,750

Liabilities in Excess of Other Assets — (0.3)%		(1,030,035)

Net Assets — 100.0%		$346,408,715

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan. (d) Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Italy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$372,069	$1,348,221	(a)	$—	$539	$(97)	$1,720,732	1,720,216	$2,383	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	40,000	100,000	(a)	—	—	—	140,000	140,000	11,374		—

					$539	$(97)	$1,860,732		$13,757		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE/MIB Index	5	09/15/23	$781	$(6,829)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,829	$—	$—	$—	$6,829

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(53,910)	$—	$—	$—	$(53,910)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(13,311)	$—	$—	$—	$(13,311)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,298,493

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Italy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$345,578,018	$—	$345,578,018
Short-Term Securities
Money Market Funds	1,860,732	—	—	1,860,732

	$1,860,732	$345,578,018	$—	$347,438,750

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(6,829)	$—	$(6,829)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 31.3%
Banco Bilbao Vizcaya Argentaria SA	10,381,463	$81,908,597
Banco Santander SA	28,308,453	110,505,097
CaixaBank SA	7,596,878	30,769,180

		223,182,874

Biotechnology — 2.1%
Grifols SA(a)	1,109,322	15,197,542

Construction & Engineering — 7.7%
ACS Actividades de Construccion y Servicios SA	658,375	23,112,584
Ferrovial SE	998,119	31,657,594

		54,770,178

Diversified Telecommunication Services — 9.2%
Cellnex Telecom SA(b)	845,499	32,336,498
Telefonica SA	7,960,373	32,985,158

		65,321,656

Electric Utilities — 24.8%
Acciona SA	106,642	15,241,123
Endesa SA	981,785	20,389,648
Iberdrola SA	10,663,201	126,494,708
Redeia Corp. SA	889,960	14,452,321

		176,577,800

Gas Utilities — 3.5%
Enagas SA	547,161	9,337,324
Naturgy Energy Group SA	528,239	15,299,907

		24,637,231

Hotels, Restaurants & Leisure — 4.5%
Amadeus IT Group SA	467,264	32,060,592

Independent Power and Renewable Electricity Producers — 1.8%
Corp. ACCIONA Energias Renovables SA	425,379	12,640,645

Security	Shares	Value

Oil, Gas & Consumable Fuels — 4.4%
Repsol SA	2,053,144	$31,733,600

Specialty Retail — 4.5%
Industria de Diseno Textil SA	843,281	32,307,231

Transportation Infrastructure — 4.2%
Aena SME SA(b)	189,164	29,736,018

Total Long-Term Investments — 98.0% (Cost: $766,551,409)		698,165,367

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	3,440,000	3,440,000

Total Short-Term Securities — 0.5% (Cost: $3,440,000)		3,440,000

Total Investments — 98.5% (Cost: $769,991,409)		701,605,367

Other Assets Less Liabilities — 1.5%		10,437,776

Net Assets — 100.0%		$712,043,143

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$786,458	$—		$(786,605	)(b)	$323	$(176)	$—	—	$867	(c)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	2,900,000	540,000	(b)	—		—	—	3,440,000	3,440,000	138,941		3

						$323	$(176)	$3,440,000		$139,808		$3

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Spain ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	13	09/15/23	$1,344	$21,727

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$3,321,421	$26,359	(c)	$3,350,697	0.5%
	Monthly	HSBC Bank PLC(d)	02/10/28	7,498,309	(42,542	)(e)	7,471,826	1.1
	Monthly	JPMorgan Chase Bank NA(f)	02/08/24	2,056,557	(11,367	)(g)	2,050,525	0.3

					$(27,550)		$12,873,048

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(2,917) of net dividends and financing fees.
(e)	Amount includes $(16,059) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(5,336) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	45 basis points	45 basis points	40 basis points
Benchmarks:	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Spain ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electric Utilities
Red Electrica Corp. SA	101,071	$1,643,375	49.0%

Gas Utilities
Enagas SA	99,485	1,707,322	51.0

Total Reference Entity — Long		3,350,697

Net Value of Reference Entity — Goldman Sachs Bank USA		$3,350,697

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electric Utilities
Red Electrica Corp. SA	188,342	$3,090,617	41.4%

	Shares	Value	% of Basket Value

Gas Utilities
Enagas SA	254,792	$4,381,209	58.6

Total Reference Entity — Long		7,471,826

Net Value of Reference Entity — HSBC Bank PLC		$7,471,826

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2024.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electric Utilities
Red Electrica Corp. SA	74,652	$1,225,009	59.7%

Gas Utilities
Enagas SA	47,866	825,516	40.3

Total Reference Entity — Long		2,050,525

Net Value of Reference Entity — JPMorgan Chase Bank NA		$2,050,525

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$26,359	$(53,909)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$21,727	$—	$—	$—	$21,727
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$26,359	$—	$—	$—	$26,359

	$—	$—	$48,086	$—	$—	$—	$48,086

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$53,909	$—	$—	$—	$53,909

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Spain ETF

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$295,836	$—	$—	$—	$295,836
Swaps	—	—	(630,471)	—	—	—	(630,471)

	$—	$—	$(334,635)	$—	$—	$—	$(334,635)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$111,346	$—	$—	$—	$111,346
Swaps	—	—	(27,550)	—	—	—	(27,550)

	$—	$—	$83,796	$—	$—	$—	$83,796

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,846,749
Total return swaps:
Average notional value	$7,249,035

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$21,727	$—
Swaps - OTC(a)	26,359	53,909

Total derivative assets and liabilities in the Statement of Assets and Liabilities	48,086	53,909

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(21,727)	—

Total derivative assets and liabilities subject to an MNA	26,359	53,909

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs Bank USA	$26,359	$—	$—	$—	$26,359

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
HSBC Bank PLC	$42,542	$—	$—	$—	$42,542
JPMorgan Chase Bank NA	11,367	—	—	—	11,367

	$53,909	$—	$—	$—	$53,909

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Spain ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$31,657,594	$666,507,773	$—	$698,165,367

Short-Term Securities
Money Market Funds	3,440,000	—	—	3,440,000

	$35,097,594	$666,507,773	$—	$701,605,367

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$48,086	$—	$48,086
Liabilities
Equity Contracts	—	(53,909)	—	(53,909)

	$—	$(5,823)	$—	(5,823)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments August 31, 2023	iShares® MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.3%
Banque Cantonale Vaudoise, Registered	38,820	$4,205,934

Building Products — 1.2%
Geberit AG, Registered	29,514	15,274,728

Capital Markets — 7.7%
Julius Baer Group Ltd	186,160	12,921,256
Partners Group Holding AG	19,378	20,887,640
UBS Group AG, Registered	2,291,139	60,684,702

		94,493,598

Chemicals — 5.7%
Clariant AG, Registered	276,634	4,602,088
EMS-Chemie Holding AG, Registered	7,711	5,786,852
Givaudan SA, Registered	7,688	25,608,970
Sika AG, Registered	119,727	33,832,721

		69,830,631

Construction Materials — 2.3%
Holcim AG	433,817	28,688,379

Containers & Packaging — 0.7%
SIG Group AG	302,383	7,954,317

Diversified Telecommunication Services — 1.1%
Swisscom AG, Registered	22,822	13,896,069

Electric Utilities — 0.4%
BKW AG	26,195	4,500,910

Electrical Equipment — 3.9%
ABB Ltd., Registered	1,265,752	48,134,300

Food Products — 21.8%
Barry Callebaut AG, Registered	3,608	6,287,082

Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	892	10,661,870
Chocoladefabriken Lindt & Spruengli AG, Registered	98	11,546,304
Nestle SA, Registered	1,992,483	239,574,974

		268,070,230

Health Care Equipment & Supplies — 5.0%
Alcon Inc	409,480	34,175,003
Sonova Holding AG, Registered	47,079	12,439,800
Straumann Holding AG	98,359	14,870,848

		61,485,651

Insurance — 8.8%
Baloise Holding AG, Registered	46,917	7,329,435
Helvetia Holding AG, Registered	40,131	6,102,894
Swiss Life Holding AG, Registered	25,841	16,183,317
Swiss Re AG	251,563	24,428,679
Zurich Insurance Group AG	115,796	54,295,924

		108,340,249

Life Sciences Tools & Services — 3.1%
Bachem Holding AG, Class B	43,412	4,040,447
Lonza Group AG, Registered	60,577	33,413,735

		37,454,182

Machinery — 2.0%
Schindler Holding AG, Participation Certificates, NVS	39,370	8,767,653

Security	Shares	Value

Machinery (continued)
Schindler Holding AG, Registered	26,287	$5,515,899
VAT Group AG(a)	25,368	10,138,243

		24,421,795

Marine Transportation — 1.2%
Kuehne + Nagel International AG, Registered	48,026	14,429,165

Pharmaceuticals — 24.4%
Novartis AG, Registered	1,481,351	149,085,695
Roche Holding AG, NVS	506,374	148,614,800
Roche Holding AG, Bearer	7,155	2,229,916

		299,930,411

Professional Services — 1.6%
Adecco Group AG, Registered	164,854	7,091,210
SGS SA	135,693	12,324,019

		19,415,229

Real Estate Management & Development — 0.6%
Swiss Prime Site AG, Registered	77,897	7,479,969

Software — 0.5%
Temenos AG, Registered	70,711	5,604,265

Specialty Retail — 0.4%
Dufry AG, Registered(b)	111,605	4,958,893

Technology Hardware, Storage & Peripherals — 0.9%
Logitech International SA, Registered	153,883	10,646,011

Textiles, Apparel & Luxury Goods — 5.2%
Cie. Financiere Richemont SA, Class A, Registered	364,367	51,682,354
Swatch Group AG (The), Bearer	28,162	7,906,209
Swatch Group AG (The), Registered	71,384	3,803,214

		63,391,777

Total Long-Term Investments — 98.8% (Cost: $1,141,196,858)		1,212,606,693

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	590,000	590,000

Total Short-Term Securities — 0.1% (Cost: $590,000)		590,000

Total Investments — 98.9% (Cost: $1,141,786,858)		1,213,196,693

Other Assets Less Liabilities — 1.1%		14,106,081

Net Assets — 100.0%		$1,227,302,774

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Switzerland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$1,655	(b)	$—	$(1,655)	$—	$—	—	$20,037	(c)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	540,000	(b)	—	—	—	590,000	590,000	30,850		—

					$(1,655)	$—	$590,000		$50,887		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Swiss Market Index	115	09/15/23	$14,445	$(236,752)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$236,752	$—	$—	$—	$236,752

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,612,058	$—	$—	$—	$1,612,058

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(127,515)	$—	$—	$—	$(127,515)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,471,838

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Switzerland ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$1,212,606,693	$—	$1,212,606,693

Short-Term Securities
Money Market Funds	590,000	—	—	590,000

	$590,000	$1,212,606,693	$—	$1,213,196,693

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(236,752)	$—	$(236,752)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$7,757,573,841	$1,542,925,325	$345,578,018	$698,165,367
Investments, at value — affiliated(c)	76,945,766	33,953,035	1,860,732	3,440,000
Cash	370	6,239	9,405	7,033
Foreign currency collateral pledged for futures contracts	1,088,688	1,013,000	83,495	198,436
Foreign currency, at value(e)	8,470,605	2,785,989	640,619	11,664,898
Receivables:
Investments sold	64,502,637	10,047,944	6,503,088	19,647,252
Securities lending income — affiliated	9,329	7,621	462	—
Capital shares sold	—	—	—	64,286
Dividends — unaffiliated	1,465,652	—	—	—
Dividends — affiliated	106,390	2,808	578	13,967
Tax reclaims	5,596,091	9,825,216	—	293,023
Variation margin on futures contracts	—	35,048	—	—
Unrealized appreciation on OTC swaps	—	—	—	26,359

Total assets	7,915,759,369	1,600,602,225	354,676,397	733,520,621

LIABILITIES
Cash received for futures contracts	—	—	4,611	—
Collateral on securities loaned, at value	52,639,523	33,274,605	1,720,138	—
Payables:
Investments purchased	62,330,636	10,826,406	6,391,649	18,068,166
Swaps	—	—	—	9,388
Investment advisory fees	3,300,304	661,935	146,533	297,554
IRS compliance fee for foreign withholding tax claims	21,846,452	—	—	3,032,693
Professional fees	524,570	—	—	4,706
Variation margin on futures contracts	80,715	—	4,751	11,062
Unrealized depreciation on OTC swaps	—	—	—	53,909

Total liabilities	140,722,200	44,762,946	8,267,682	21,477,478

Commitments and contingent liabilities

NET ASSETS	$7,775,037,169	$1,555,839,279	$346,408,715	$712,043,143

NET ASSETS CONSIST OF
Paid-in capital	$9,322,141,492	$2,526,664,452	$607,425,919	$1,196,524,326
Accumulated loss	(1,547,104,323)	(970,825,173)	(261,017,204)	(484,481,183)

NET ASSETS	$7,775,037,169	$1,555,839,279	$346,408,715	$712,043,143

NET ASSETVALUE

Shares outstanding	173,700,000	55,800,000	10,800,000	25,050,000

Net asset value	$44.76	$27.88	$32.07	$28.42

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$8,275,173,999	$2,035,718,202	$358,517,197	$766,551,409
(b) Securities loaned, at value	$50,246,907	$31,471,740	$1,617,093	$—
(c) Investments, at cost — affiliated	$76,945,151	$33,950,386	$1,860,687	$3,440,000
(d) Foreign currency collateral pledged, at cost	$1,118,268	$1,067,912	$84,328	$201,281
(e) Foreign currency, at cost	$8,542,421	$2,768,484	$646,009	$11,821,965

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Assets and Liabilities (continued)

August 31, 2023

iShares MSCI Switzerland ETF

ASSETS
Investments, at value — unaffiliated(a)	$1,212,606,693
Investments, at value — affiliated(b)	590,000
Cash	6,403
Foreign currency collateral pledged for futures contracts	716,756
Foreign currency, at value(d)	929,335
Receivables:
Investments sold	17,249,462
Capital shares sold	129,400
Dividends — affiliated	1,375
Tax reclaims	11,407,015

Total assets	1,243,636,439

LIABILITIES
Payables:
Investments purchased	15,781,808
Investment advisory fees	523,403
Variation margin on futures contracts	28,454

Total liabilities	16,333,665

Commitments and contingent liabilities

NET ASSETS	$1,227,302,774

NET ASSETS CONSIST OF
Paid-in capital	$1,300,445,804
Accumulated loss	(73,143,030)

NET ASSETS	$1,227,302,774

NET ASSETVALUE

Shares outstanding	26,625,000

Net asset value	$46.10

Shares authorized	318.625 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$1,141,196,858
(b) Investments, at cost — affiliated	$590,000
(c) Foreign currency collateral pledged, at cost	$772,309
(d) Foreign currency, at cost	$882,352

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — unaffiliated	$250,677,378	$61,160,991	$14,062,377	$18,511,526
Dividends — affiliated	1,148,827	55,264	11,374	138,941
Interest — unaffiliated	—	33,607	—	—
Securities lending income — affiliated — net	221,391	68,543	2,383	867
Non-cash dividends — unaffiliated	—	—	—	6,574,064
Other income — unaffiliated	1,372,296	—	—	—
Foreign taxes withheld	(21,454,439)	(8,441,467)	(2,016,332)	(2,758,438)
Foreign withholding tax claims	3,893,111	—	—	—
IRS compliance fee for foreign withholding tax claims	1,623,006	—	—	(140,087)

Total investment income	237,481,570	52,876,938	12,059,802	22,326,873

EXPENSES
Investment advisory	34,348,329	7,466,530	1,314,160	2,735,338
Professional	531,939	—	—	5,498

Total expenses	34,880,268	7,466,530	1,314,160	2,740,836

Net investment income	202,601,302	45,410,408	10,745,642	19,586,037

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(137,362,857)	(70,791,428)	(15,478,686)	(33,920,365)
Investments — affiliated	36,421	1,168	539	323
Capital gain distributions from underlying funds — affiliated	24	—	—	3
Foreign currency transactions	45,650	(196,085)	47,522	559,145
Futures contracts	3,607,253	2,840,301	(53,910)	295,836
In-kind redemptions — unaffiliated(a)	136,014,757	(18,001,264)	2,211,701	15,268,093
Swaps	—	—	—	(630,471)

	2,341,248	(86,147,308)	(13,272,834)	(18,427,436)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,400,006,804	387,339,675	88,342,112	147,979,900
Investments — affiliated	(4,590)	(182)	(97)	(176)
Foreign currency translations	672,432	1,153,784	4,081	(128,420)
Futures contracts	(142,799)	525,140	(13,311)	111,346
Swaps	—	—	—	(27,550)

	1,400,531,847	389,018,417	88,332,785	147,935,100

Net realized and unrealized gain	1,402,873,095	302,871,109	75,059,951	129,507,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,605,474,397	$348,281,517	$85,805,593	$149,093,701

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations (continued)

Year Ended August 31, 2023

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — unaffiliated	$38,623,145
Dividends — affiliated	30,850
Securities lending income — affiliated — net	20,037
Foreign taxes withheld	(7,082,159)

Total investment income	31,591,873

EXPENSES
Investment advisory	6,364,380

Total expenses	6,364,380

Net investment income	25,227,493

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(49,105,381)
Investments — affiliated	(1,655)
Foreign currency transactions	407,088
Futures contracts	1,612,058
In-kind redemptions — unaffiliated(a)	62,192,205

15,104,315

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	138,826,426
Foreign currency translations	1,129,735
Futures contracts	(127,515)

139,828,646

Net realized and unrealized gain	154,932,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$180,160,454

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$202,601,302	$156,099,727	$45,410,408	$41,259,156
Net realized gain (loss)	2,341,248	107,065,534	(86,147,308)	(80,964,653)
Net change in unrealized appreciation (depreciation)	1,400,531,847	(2,351,608,785)	389,018,417	(817,231,213)

Net increase (decrease) in net assets resulting from operations	1,605,474,397	(2,088,443,524)	348,281,517	(856,936,710)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(181,291,924)	(235,713,618)	(44,143,456)	(70,317,271)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,562,882,727	(1,131,813,613)	46,583,699	(740,026,164)

NET ASSETS
Total increase (decrease) in net assets	2,987,065,200	(3,455,970,755)	350,721,760	(1,667,280,145)
Beginning of year	4,787,971,969	8,243,942,724	1,205,117,519	2,872,397,664

End of year	$7,775,037,169	$4,787,971,969	$1,555,839,279	$1,205,117,519

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,745,642	$16,501,890	$19,586,037	$15,767,766
Net realized loss	(13,272,834)	(45,701,591)	(18,427,436)	(31,166,482)
Net change in unrealized appreciation (depreciation)	88,332,785	(88,705,876)	147,935,100	(98,174,865)

Net increase (decrease) in net assets resulting from operations	85,805,593	(117,905,577)	149,093,701	(113,573,581)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(10,689,289)	(18,046,739)	(15,153,309)	(16,400,476)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	77,044,142	(264,344,191)	163,047,188	(162,616,436)

NET ASSETS
Total increase (decrease) in net assets	152,160,446	(400,296,507)	296,987,580	(292,590,493)
Beginning of year	194,248,269	594,544,776	415,055,563	707,646,056

End of year	$346,408,715	$194,248,269	$712,043,143	$415,055,563

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,227,493	$25,515,952
Net realized gain	15,104,315	92,850,960
Net change in unrealized appreciation (depreciation)	139,828,646	(441,212,857)

Net increase (decrease) in net assets resulting from operations	180,160,454	(322,845,945)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(26,685,381)	(28,291,725)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(277,980,798)	(60,433,692)

NET ASSETS
Total decrease in net assets	(124,505,725)	(411,571,362)
Beginning of year	1,351,808,499	1,763,379,861

End of year	$1,227,302,774	$1,351,808,499

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$35.23		$50.86		$39.52		$37.91	$41.29

Net investment income(a)	1.25	(b)	1.06	(b)	1.21	(b)	0.55	1.05
Net realized and unrealized gain (loss)(c)	9.32		(15.04)		11.24		1.55	(3.22)

Net increase (decrease) from investment operations	10.57		(13.98)		12.45		2.10	(2.17)

Distributions from net investment income(d)	(1.04)		(1.65)		(1.11)		(0.49)	(1.21)

Net asset value, end of year	$44.76		$35.23		$50.86		$39.52	$37.91

Total Return(e)
Based on net asset value	30.09	%(b)	(27.98	)%(b)	31.72	%(b)	5.61%	(5.22)%

Ratios to Average Net Assets(f)
Total expenses	0.51%		0.53%		0.65%		0.51%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%		0.50%		0.50%		0.51%	0.49%

Net investment income	2.96	%(b)	2.39	%(b)	2.64	%(b)	1.46%	2.74%

Supplemental Data
Net assets, end of year (000)	$7,775,037		$4,787,972		$8,243,943		$4,477,240	$5,231,511

Portfolio turnover rate(g)	3%		6%		5%		5%	6%

(a)	Based on average shares outstanding.
(b)

Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2023, August 31, 2022 and August 31, 2021:

• Net investment income per share by $0.02, $0.10 and $0.53, respectively.

• Total return by 0.05%, 0.22% and 1.07%, respectively.

• Ratio of net investment income to average net assets by 0.05%, 0.22% and 1.16%, respectively.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$21.83	$34.94	$30.16	$26.28	$30.36

Net investment income(a)	0.81	0.59	0.56	0.50	0.65
Net realized and unrealized gain (loss)(b)	6.01	(12.63)	5.21	3.66	(3.99)

Net increase (decrease) from investment operations	6.82	(12.04)	5.77	4.16	(3.34)

Distributions from net investment income(c)	(0.77)	(1.07)	(0.99)	(0.28)	(0.74)

Net asset value, end of year	$27.88	$21.83	$34.94	$30.16	$26.28

Total Return(d)
Based on net asset value	31.27%	(35.02)%	19.30%	15.98%	(11.07)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	3.05%	1.98%	1.72%	1.85%	2.38%

Supplemental Data
Net assets, end of year (000)	$1,555,839	$1,205,118	$2,872,398	$2,913,852	$2,002,685

Portfolio turnover rate(f)	6%	7%	6%	4%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Italy ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$23.12	$32.89	$25.76	$26.83	$27.18

Net investment income(a)	1.19	1.08	0.83	0.43	1.00
Net realized and unrealized gain (loss)(b)	8.91	(9.58)	6.95	(1.05)	(0.12)

Net increase (decrease) from investment operations	10.10	(8.50)	7.78	(0.62)	0.88

Distributions from net investment income(c)	(1.15)	(1.27)	(0.65)	(0.45)	(1.23)

Net asset value, end of year	$32.07	$23.12	$32.89	$25.76	$26.83

Total Return(d)
Based on net asset value	44.24%	(26.50)%	30.30%	(2.29)%	3.46%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	4.10%	3.56%	2.70%	1.64%	3.72%

Supplemental Data
Net assets, end of year (000)	$346,409	$194,248	$594,545	$208,645	$235,457

Portfolio turnover rate(f)	24%	14%	13%	16%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Spain ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$21.79	$28.08	$23.15		$26.71	$29.85

Net investment income(a)	0.94	0.75	0.84	(b)	0.77	1.04
Net realized and unrealized gain (loss)(c)	6.41	(6.23)	5.00		(3.44)	(3.26)

Net increase (decrease) from investment operations	7.35	(5.48)	5.84		(2.67)	(2.22)

Distributions from net investment income(d)	(0.72)	(0.81)	(0.91)		(0.89)	(0.92)

Net asset value, end of year	$28.42	$21.79	$28.08		$23.15	$26.71

Total Return(e)
Based on net asset value	34.16%	(19.89)%	25.25	%(b)	(10.44)%	(7.53)%

Ratios to Average Net Assets(f)
Total expenses	0.50%	0.50%	0.62%		0.51%	0.50%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%	0.50%	0.50%		0.51%	N/A

Net investment income	3.59%	2.90%	3.10	%(b)	2.99%	3.65%

Supplemental Data
Net assets, end of year (000)	$712,043	$415,056	$707,646		$468,824	$825,211

Portfolio turnover rate(g)	16%	14%	34%		19%	12%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for year ended August 31, 2021:

• Net investment income per share by $0.18.

• Total return by 0.63%.

• Ratio of net investment income to average net assets by 0.65%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$40.66	$50.74	$41.87	$37.31	$34.91

Net investment income(a)	0.87	0.76	0.75	0.73	0.72
Net realized and unrealized gain (loss)(b)	5.59	(9.98)	9.06	4.45	2.43

Net increase (decrease) from investment operations	6.46	(9.22)	9.81	5.18	3.15

Distributions from net investment income(c)	(1.02)	(0.86)	(0.94)	(0.62)	(0.75)

Net asset value, end of year	$46.10	$40.66	$50.74	$41.87	$37.31

Total Return(d)
Based on net asset value	15.92%	(18.24)%	23.49%	14.07%	9.07%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.50%

Net investment income	1.99%	1.62%	1.66%	1.89%	2.06%

Supplemental Data
Net assets, end of year (000)	$1,227,303	$1,351,808	$1,763,380	$1,721,701	$1,138,036

Portfolio turnover rate(f)	10%	8%	7%	16%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy	Non-diversified
MSCI Spain	Non-diversified
MSCI Switzerland	Non-diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Eurozone
BNP PARIBAS SECURITIES CORP.	$71,266	$(71,266)	$—		$—
BofA Securities, Inc.	30,164	(30,164)	—		—
Goldman Sachs & Co. LLC	29,501,748	(29,501,748)	—		—
Morgan Stanley	20,643,729	(20,643,729)	—		—

	$50,246,907	$(50,246,907)	$—		$—

MSCI Germany
BofA Securities, Inc.	$11,218,817	$(11,218,817)	$—		$—
HSBC Bank PLC	20,252,923	(20,252,923)	—		—

	$31,471,740	$(31,471,740)	$—		$—

MSCI Italy
BofA Securities, Inc.	$501,654	$(501,654)	$—		$—
Goldman Sachs & Co.	1,115,439	(1,115,439)	—		—

	$1,617,093	$(1,617,093)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the iShares MSCI Spain ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI Eurozone	$56,769
MSCI Germany	18,981
MSCI Italy	807
MSCI Spain	277
MSCI Switzerland	4,533

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Eurozone	$53,572,861	$16,561,248	$(31,882,875)
MSCI Germany	5,537,938	10,353,756	(10,687,652)
MSCI Italy	13,833,296	13,074,437	(4,315,317)
MSCI Spain	19,124,537	28,959,265	(8,090,349)
MSCI Switzerland	24,902,411	54,245,668	(19,474,996)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Eurozone	$393,339,688	$204,517,773
MSCI Germany	100,370,317	92,568,769
MSCI Italy	71,135,445	61,560,561
MSCI Spain	92,184,917	84,601,592
MSCI Switzerland	138,723,031	127,087,868

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Eurozone	$1,806,214,672	$420,804,254
MSCI Germany	913,018,428	867,505,465
MSCI Italy	142,830,533	75,650,643
MSCI Spain	211,195,647	70,161,319
MSCI Switzerland	155,666,602	445,040,637

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Eurozone	$134,615,558	$(134,615,558)
MSCI Germany	(28,524,248)	28,524,248
MSCI Italy	1,926,351	(1,926,351)
MSCI Spain	13,476,057	(13,476,057)
MSCI Switzerland	56,890,452	(56,890,452)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
MSCI Eurozone
Ordinary income	$181,291,924	$235,713,618

MSCI Germany
Ordinary income	$44,143,456	$70,317,271

MSCI Italy
Ordinary income	$10,689,289	$18,046,739

MSCI Spain
Ordinary income	$15,153,309	$16,400,476

MSCI Switzerland
Ordinary income	$26,685,381	$28,291,725

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

MSCI Eurozone	$29,987,365	$(959,707,262)	$(617,384,426)	$(1,547,104,323)
MSCI Germany	54,054	(446,012,850)	(524,866,377)	(970,825,173)
MSCI Italy	1,769,820	(248,070,855)	(14,716,169)	(261,017,204)
MSCI Spain	8,505,016	(412,481,450)	(80,504,749)	(484,481,183)
MSCI Switzerland	—	(136,145,614)	63,002,584	(73,143,030)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accounting for swap agreements, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$8,451,327,453	$650,021,425	$(1,266,829,271)	$(616,807,846)
MSCI Germany	2,101,519,918	42,175,019	(566,816,577)	(524,641,558)
MSCI Italy	362,141,867	18,623,182	(33,333,128)	(14,709,946)
MSCI Spain	781,969,257	31,730,517	(112,072,680)	(80,342,163)
MSCI Switzerland	1,150,702,537	117,644,612	(55,150,456)	62,494,156

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

9. LINE OF CREDIT

The iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Financials Sector Risk: Certain Funds invest a significant portion of their assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted, but may negatively impact the Funds.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount
MSCI Eurozone
Shares sold	47,100,000	$1,986,792,057	10,000,000	$449,784,384
Shares redeemed	(9,300,000)	(423,909,330)	(36,200,000)	(1,581,597,997)

	37,800,000	$1,562,882,727	(26,200,000)	$(1,131,813,613)

MSCI Germany
Shares sold	33,900,000	$924,857,150	12,300,000	$352,508,408
Shares redeemed	(33,300,000)	(878,273,451)	(39,300,000)	(1,092,534,572)

	600,000	$46,583,699	(27,000,000)	$(740,026,164)

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount

MSCI Italy
Shares sold	5,025,000	$153,220,946	6,375,000	$198,941,840
Shares redeemed	(2,625,000)	(76,176,804)	(16,050,000)	(463,286,031)

	2,400,000	$77,044,142	(9,675,000)	$(264,344,191)

MSCI Spain
Shares sold	8,700,000	$237,117,418	3,675,000	$96,182,803
Shares redeemed	(2,700,000)	(74,070,230)	(9,825,000)	(258,799,239)

	6,000,000	$163,047,188	(6,150,000)	$(162,616,436)

MSCI Switzerland
Shares sold	4,000,000	$182,246,586	7,625,000	$371,978,601
Shares redeemed	(10,625,000)	(460,227,384)	(9,125,000)	(432,412,293)

	(6,625,000)	$(277,980,798)	(1,500,000)	$(60,433,692)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares MSCI Eurozone ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

The iShares MSCI Eurozone ETF and iShares MSCI Spain ETF are seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Funds paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Funds have accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Eurozone ETF

iShares MSCI Germany ETF

iShares MSCI Italy ETF

iShares MSCI Spain ETF

iShares MSCI Switzerland ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
MSCI Eurozone	$249,921,506
MSCI Germany	60,325,132
MSCI Italy	13,969,817
MSCI Spain	25,059,105
MSCI Switzerland	37,713,894

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$250,603,483	$15,187,843
MSCI Germany	61,160,991	8,439,747
MSCI Italy	14,058,553	2,016,311
MSCI Spain	25,060,285	2,761,193
MSCI Switzerland	38,609,133	7,021,952

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Eurozone ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Germany ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Italy ETF, iShares MSCI Spain ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Switzerland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Eurozone	$1.036785	$—	$ —	$1.036785	100%	—%	—%	100%
MSCI Switzerland(a)	1.008040	—	0.013410	1.021450	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI Germany ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Germany ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	69

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	71

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	73

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-807-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares MSCI Hong Kong ETF | EWH | NYSE Arca

•	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca

•	iShares MSCI Malaysia ETF | EWM | NYSE Arca

•	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca

•	iShares MSCI Singapore ETF | EWS | NYSE Arca

•	iShares MSCI Taiwan ETF | EWT | NYSE Arca

•	iShares MSCI Thailand ETF | THD | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	14.50%	15.94%
U.S. small cap equities (Russell 2000® Index)	0.99	4.65
International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92
Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Hong Kong ETF

Investment Objective

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.56)%	(2.94)%	2.59%	(8.56)%	(13.87)%	29.14%
Fund Market	(8.59)	(2.95)	2.62	(8.59)	(13.92)	29.56
Index	(8.26)	(2.39)	3.17	(8.26)	(11.41)	36.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2020 reflects the performance of the MSCI Hong Kong Index. Index performance beginning on September 1, 2020 reflects the performance of the MSCI Hong Kong 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 902.80	$ 2.40		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Hong Kong ETF

Portfolio Management Commentary

Stocks in Hong Kong declined for the reporting period, mirroring ongoing economic and geopolitical challenges in mainland China, Hong Kong’s lead trading partner. As Hong Kong’s economy contracted in late 2022 and exports dropped by the largest amount in 70 years, U.S. President Joe Biden’s trip to China created optimism for improved relations between the U.S. and China. Economic growth resumed in early 2023 after China’s removal of tight coronavirus-related restrictions. However, China’s rebound wavered from property distress and weak demand. Manufacturing and services growth in Hong Kong contracted again late in the reporting period as exports weakened. Meanwhile, U.S.-China relations remained strained, and foreign investors increasingly withdrew from China.

The real estate sector detracted the most from the Index’s return, led by the real estate management and development industry. Property transaction volumes in 2022 reached the lowest level in decades. Rising interest rates and China’s coronavirus-related restrictions decreased investment values and led to financial losses for some property managers and developers. Property values declined, and tourism remained below pre-pandemic levels. Office rents decreased and office vacancy rates, which rose dramatically during the pandemic, reached an all-time high amid an uneven recovery in an oversupplied market.

The industrials sector also detracted from the Index’s performance. A leading machinery stock declined amid allegations of improperly inflated earnings, and a leading industrial conglomerate fell as high interest rates and weak growth reduced earnings.

The financials sector likewise detracted as banks’ loan volumes and earnings fell amid credit downgrades, reflecting exposure to local Chinese government debt. In addition, the insurance industry declined as new business volume decreased. On the upside, the consumer discretionary sector contributed to the Index’s return, led by significantly higher revenue supporting the hotels, restaurants, and leisure industry in Macau.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	42.8%
Real Estate	22.8
Industrials	14.3
Utilities	9.4
Consumer Discretionary	6.8
Consumer Staples	2.6
Communication Services	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AIA Group Ltd.	22.8%
Hong Kong Exchanges & Clearing Ltd.	12.9
Sun Hung Kai Properties Ltd.	4.6
Galaxy Entertainment Group Ltd.	4.2
CK Hutchison Holdings Ltd.	4.2
Techtronic Industries Co. Ltd.	4.0
CLP Holdings Ltd.	3.8
Link REIT	3.7
CK Asset Holdings Ltd.	3.2
BOC Hong Kong Holdings Ltd.	3.0

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Japan Small-Cap ETF

Investment Objective

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	13.37%	0.18%	5.68%	13.37%	0.91%	73.79%
Fund Market	13.74	0.31	5.78	13.74	1.56	75.37
Index	12.88	0.50	6.04	12.88	2.50	79.71

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,076.60	$ 2.62		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Japan Small-Cap ETF

Portfolio Management Commentary

Japanese small-capitalization stocks advanced for the reporting period, as the economy grew at its fastest pace in three years. The Japanese economy, after struggling with weak growth and deflation, or falling prices, in recent decades, returned to growth while logging its highest inflation rate in more than 30 years. Foreign demand for automotive products and tourism drove stronger economic growth. Domestic consumption lagged as household spending contracted, and the country’s notoriously high savings rates remained elevated for the reporting period, leading to concerns about the sustainability of recent economic growth. Nevertheless, investor optimism that Japan would sustain accommodative monetary policy to stimulate growth and inflation, as well as other policy shifts, such as limiting government intervention in bond markets and corporate governance reforms, ultimately drove strong flows into the Japanese equity market.

The consumer discretionary sector contributed the most to the Index’s return amid strong sales by global Japanese brands, including running sneakers, video games, lumber products, and sushi. Strong demand for running shoes as in-person sporting events resumed and growth in popular videogame franchises drove growth in the consumer durables industry. Retail sales grew as the return of tourists drove gains in the broadline retail industry. A small Japanese maker of lumber products used in the U.S. homebuilding industry also posted strong gains, as a recovery in building activity and a large undersupply of homes drove demand for its products. Strong global demand for sushi restaurants and acquisitions of sushi chains in North America and the U.K. also drove growth in the consumer services industry.

The industrials and financials sectors also contributed to the Index’s performance amid strong economic growth. Solid demand for industrial pumps, metal working products, and infrastructure services drove strong advances in the capital goods industry. Japanese regional banks sidestepped contagion from the U.S.’s regional banking crisis despite a heavy concentration in lending activity in the U.S., reflecting their relatively large capital reserves and risk management.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Industrials	23.2%
Consumer Discretionary	17.1
Information Technology	10.9
Materials	10.7
Consumer Staples	9.9
Real Estate	9.3
Financials	7.7
Health Care	5.8
Communication Services	2.3
Utilities	2.2
Energy	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Asics Corp.	0.7%
Sojitz Corp.	0.6
Rohto Pharmaceutical Co. Ltd.	0.6
Ebara Corp.	0.6
Socionext Inc.	0.5
Kobe Steel Ltd.	0.5
Sumitomo Forestry Co. Ltd.	0.5
SCREEN Holdings Co. Ltd.	0.5
Kawasaki Heavy Industries Ltd.	0.5
Isetan Mitsukoshi Holdings Ltd.	0.5

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Malaysia ETF

Investment Objective

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(3.56)%	(5.15)%	(3.21)%	(3.56)%	(23.25)%	(27.81)%
Fund Market	(2.92)	(4.97)	(3.24)	(2.92)	(22.49)	(28.04)
Index	(3.33)	(4.81)	(2.91)	(3.33)	(21.86)	(25.53)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 982.20	$ 2.50		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Malaysia ETF

Portfolio Management Commentary

Stocks in Malaysia declined modestly for the reporting period, as economic growth slowed. Malaysia’s central bank increased its overnight policy rate three times to the highest level since before the coronavirus pandemic. Higher interest rates helped reduce inflation by more than half to 2%. However, as interest rates rose, manufacturing production contracted and factories decreased their workforces. Stocks increased in late 2022 in anticipation of China’s reopening from coronavirus restrictions, but demand for Malaysia’s goods did not materialize as expected. Instead, exports and domestic consumption both declined. The low orders in part reflected a global slump in demand for semiconductors and other electronic equipment, which account for more than a third of the nation’s exports.

The financials sector detracted the most from the Index’s return. Throughout Malaysia’s banking industry, business and household credit growth slowed, as did growth in outstanding business loans. Increased competition for deposits and the higher cost of funds pressured banks’ net interest income margins – the difference between the interest banks receive on loans and what they pay on deposits.

The materials sector also detracted from the Index’s performance. The commodity chemicals industry declined as profits fell. Rising input and production costs, along with intense competition, reduced the profit margins on petrochemical products. Demand also decreased as consumption slowed.

In addition, the consumer discretionary sector weighed on performance, led by the casinos and gaming and home improvement retail industries. Increased living expenses, rising borrowing costs, and the declining impact of special pandemic-related early pension withdrawals, which ended in 2022, all reduced consumer spending growth.

On the upside, the utilities sector contributed the most to the Index’s return. The electrical utilities industry benefited from lower input prices for power generation and anticipated demand growth from large data centers.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	41.1%
Consumer Staples	12.7
Utilities	9.0
Materials	8.7
Communication Services	8.6
Industrials	7.0
Consumer Discretionary	4.9
Energy	3.1
Health Care	3.0
Information Technology	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Public Bank Bhd	14.2%
Malayan Banking Bhd	11.4
CIMB Group Holdings Bhd	8.3
Tenaga Nasional Bhd	5.9
Petronas Chemicals Group Bhd	4.6
Press Metal Aluminium Holdings Bhd	4.1
DiGi.Com Bhd	3.6
Petronas Gas Bhd	3.1
IHH Healthcare Bhd	3.0
Hong Leong Bank Bhd	3.0

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Pacific ex Japan ETF

Investment Objective

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.00%	1.78%	3.36%	2.00%	9.23%	39.13%
Fund Market	2.23	1.77	3.41	2.23	9.18	39.80
Index	1.94	2.28	3.83	1.94	11.94	45.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 967.60	$ 2.38		$ 1,000.00	$ 1,022.80	$ 2.45		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Pacific ex Japan ETF

Portfolio Management Commentary

Stocks in Pacific region developed markets excluding Japan advanced modestly for the reporting period. Slower economic growth in China dampened regional economic growth, but most Asian economies avoided recession.

The Australian materials sector contributed the most to the Index’s return, led by the metals and mining industry. Australian producers of iron ore, aluminum, copper, and precious metals advanced, as prices for many metals increased during the reporting period. China, the world’s largest refiner, ended coronavirus-related lockdowns and businesses restarted production, sparking a surge in commodities demand. Amid rising interest rates and inflation, more investors turned to gold, pushing prices higher. Iron ore prices also rose toward the end of 2022, reflecting rising demand from China. With prices and demand rising, production increased, helping boost cash flow in some segments of the industry. However, higher costs weighed on earnings, and commodities prices retreated as economic growth slowed. Australian financials stocks also contributed. Bank stocks rose as profits grew, benefiting from loan growth and increased deposits. In the insurance industry, rising premiums drove profits significantly higher.

The financials sector in Singapore, which is a trade and financing hub for the Asia Pacific region, also contributed to the Index’s performance, as many Asian economies continued to post modest growth despite economic weakness in China. Singapore’s banks, which have some of the strongest capital positions in the world, reported record-high earnings amid rebounding business momentum as the coronavirus pandemic faded and rising net interest income — the difference between interest banks receive on loans and interest they pay on deposits.

The Hong Kong real estate sector detracted the most from the Index’s return, led by the real estate management and development industry. Property transaction volumes in 2022 reached the lowest level in decades. Rising interest rates and China’s coronavirus-related restrictions decreased investment values and led to financial losses for some property managers and developers. Property values declined, and tourism remained below pre-pandemic levels. Office rents decreased and office vacancy rates, which rose dramatically during the pandemic, reached an all-time high amid an uneven recovery in an oversupplied market.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	37.4%
Materials	15.9
Real Estate	10.0
Industrials	8.5
Health Care	7.1
Consumer Discretionary	5.4
Consumer Staples	3.9
Energy	3.9
Communication Services	3.4
Utilities	3.4
Information Technology	1.1

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments
Australia	64.9%
Hong Kong	20.9
Singapore	12.5
New Zealand	1.7

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Singapore ETF

Investment Objective

The iShares MSCI Singapore ETF (the “Fund”) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	6.84%	(0.69)%	1.04%	6.84%	(3.40)%	10.94%
Fund Market	7.22	(0.64)	1.12	7.22	(3.14)	11.79
Index	7.27	(0.16)	1.49	7.27	(0.81)	15.94

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Singapore Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Singapore 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,005.50	$ 2.53		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Singapore ETF

Portfolio Management Commentary

Stocks in Singapore advanced for the reporting period as the country’s exports, which account for virtually all its economic output, increased in 2022 and optimism grew as China ended strict coronavirus limitations on its economy. Singapore’s largest trade partners, China and Hong Kong, account for almost a quarter of its exports. As China reopened in early 2023, Singapore’s manufacturing sector resumed expansion at an increasingly rapid growth rate. Exports declined, however, late in the reporting period, as China’s economy encountered numerous challenges, and Singapore’s industrial production weakened. Nevertheless, broader economic growth resumed as inflation moderated and interest rates stabilized. Stocks rallied late in the period amid stronger-than-expected corporate earnings.

Singapore’s industrials sector contributed the most to the Index’s return. A leading industrial conglomerate reported strong profit growth, as it sold parts of its business to further its focus on investment management. The passenger airlines industry benefited amid a recovery in post-pandemic travel demand that boosted earnings. In addition, ride-hailing and food delivery services in the ground transportation industry benefited from strong demand and cost rationalization.

The financials sector also contributed to the Index’s performance. Singapore’s banks, with some of the strongest capital positions in the world, reported record-high earnings amid rebounding business momentum, as the pandemic faded, and rising net interest income — the difference between interest banks receive on loans and interest they pay on deposits.

On the downside, the communication services sector detracted from the Index’s return, led by the entertainment industry. Stock in a leading online e-commerce and digital entertainment firm declined, as it prioritized growth instead of profits amid efforts to maintain market share.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	48.4%
Industrials	19.3
Real Estate	16.5
Communication Services	8.7
Consumer Staples	3.1
Consumer Discretionary	2.4
Utilities	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
DBS Group Holdings Ltd.	19.8%
Oversea-Chinese Banking Corp. Ltd.	13.7
United Overseas Bank Ltd.	11.5
Singapore Telecommunications Ltd.	4.5
Sea Ltd.	4.3
CapitaLand Ascendas REIT	4.1
Singapore Airlines Ltd.	4.1
Keppel Corp. Ltd.	4.1
Grab Holdings Ltd., Class A	3.9
Singapore Exchange Ltd.	3.4

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Taiwan ETF

Investment Objective

The iShares MSCI Taiwan ETF (the “Fund”) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.17%	9.58%	9.53%	7.17%	58.01%	148.52%
Fund Market	7.14	9.48	9.56	7.14	57.28	149.26
Index	7.10	10.25	10.23	7.10	62.90	164.91

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Taiwan Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Taiwan 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,041.80	$ 3.04		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Taiwan ETF

Portfolio Management Commentary

Taiwanese stocks advanced for the reporting period, as the Taiwanese economy returned to growth in the second quarter of 2023 and unemployment fell to the lowest level in 23 years. While a trade dispute that led to a Chinese investigation of thousands of Taiwanese goods pressured exports, the Taiwanese government moved to diversify its export markets, and its exports of microchips to the U.S. continued to increase. The 2022 CHIPS and Science Act in the U.S. encouraged Taiwanese investment in U.S. semiconductor manufacturing facilities, and continued tension between China and the U.S. and its allies led companies to invest in alternate Asian suppliers, including Taiwan.

The Taiwanese information technology sector contributed the most to the Index’s performance, as companies in its technology hardware, storage, and peripherals industry were buoyed by growing investor interest in technologies related to artificial intelligence (“AI”). In this environment, companies involved in AI-related activities, such as manufacturing AI servers and producing chips for AI applications, posted strong gains. Continued strong data center growth fueled robust sales of high-end power units used in their construction, bolstering profits in the industry. A slowdown in the U.S. inflation rate also provided a tailwind to Taiwanese information technology stocks, as investors grew optimistic that the monetary tightening cycle was nearing an end.

On the downside, the materials sector detracted from the Index’s performance, particularly the chemicals industry. The U.S. subsidiary of a Taiwanese chemicals company agreed to settle a price-fixing lawsuit, and parent company profits declined substantially amid lower product prices and sales volumes. Stocks in the industrials sector also declined, as lower prices for ocean freight shipping pressured revenues in the marine transportation industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	61.8%
Financials	18.3
Materials	5.9
Consumer Discretionary	3.9
Industrials	3.8
Communication Services	3.0
Consumer Staples	2.1
Other (each representing less than 1%)	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	22.7%
Hon Hai Precision Industry Co. Ltd.	4.5
MediaTek Inc.	3.6
Quanta Computer Inc.	2.6
Delta Electronics Inc.	2.5
United Microelectronics Corp.	1.9
Fubon Financial Holding Co. Ltd.	1.8
Chunghwa Telecom Co. Ltd.	1.7
CTBC Financial Holding Co. Ltd.	1.6
Mega Financial Holding Co. Ltd.	1.6

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Thailand ETF

Investment Objective

The iShares MSCI Thailand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.86%	(2.82)%	2.84%	0.86%	(13.31)%	32.37%
Fund Market	1.40	(2.77)	2.94	1.40	(13.11)	33.67
Index	0.79	(2.58)	3.05	0.79	(12.26)	35.01

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 991.20	$ 2.96		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Thailand ETF

Portfolio Management Commentary

Stocks in Thailand advanced marginally for the reporting period amid inconsistent economic growth and falling inflation. Thailand’s stocks rose in anticipation of a rebound in tourism and the reopening of China, the country’s second-largest export market, from tight coronavirus restrictions in late 2022. Aided by demand from the U.S., exports rose after the reopening but remained down on a year-to-year basis amid political uncertainty, as Thai business leaders awaited the formation of a new government after May 2023 elections. Inflation moderated considerably, as the central bank of Thailand raised its benchmark interest rate more than fourfold. Manufacturing output decreased significantly, contracting in August 2023 for the first time in 19 months. The nation’s parliament selected a new prime minister near the conclusion of the reporting period.

The information technology sector contributed the most to the Index’s return. The electronic components industry advanced, driven by demand for server applications, cloud-storage operations, and electric vehicle components, including charging stations. Strong sales and earnings drove the stock of a leading electronics firm sharply higher, propelling the company past two state-owned enterprises to become Thailand’s largest firm in terms of market value. The real estate sector also contributed to performance, led by the real estate and development industry, which advanced along with residential property prices.

On the downside, the materials sector detracted from the Index’s return, led by the chemicals industry, which reported dramatically lower profits amid volatile energy costs and customers reducing excess inventories. Independent power and renewable electricity producers in the utilities sector declined amid contentious tariff increases by the government. In addition, the financials sector detracted. Consumer finance firms faced headwinds from rising interest rates and the weak economy as expenses and credit losses increased.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Energy	13.1%
Consumer Staples	12.8
Financials	9.7
Health Care	9.4
Industrials	9.1
Consumer Discretionary	8.1
Materials	7.9
Utilities	7.8
Communication Services	7.7
Information Technology	7.5
Real Estate	6.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
CP ALL PCL	6.2%
PTT Public Company Ltd.	5.7
Delta Electronics Thailand PCL	5.5
Bangkok Dusit Medical Services PCL	5.1
Airports of Thailand PCL	5.1
Advanced Info Service PCL	4.2
Siam Cement PCL (The)	4.0
PTT Exploration & Production PCL	3.6
Bumrungrad Hospital PCL	2.5
Gulf Energy Development PCL	2.3

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	19

Schedule of Investments August 31, 2023	iShares® MSCI Hong Kong ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 5.9%
BOC Hong Kong Holdings Ltd.(a)	6,821,000	$18,950,709
Hang Seng Bank Ltd.	1,415,900	18,044,391

		36,995,100

Beverages — 1.2%
Budweiser Brewing Co. APAC Ltd.(b)	3,505,900	7,591,844

Building Products — 0.9%
Xinyi Glass Holdings Ltd.	3,900,000	5,753,268

Capital Markets — 14.0%
Futu Holdings Ltd., ADR(a)(c)	125,598	7,485,641
Hong Kong Exchanges & Clearing Ltd.	2,067,626	80,137,447

		87,623,088

Diversified Telecommunication Services — 1.3%
HKT Trust & HKT Ltd., Class SS	7,726,500	8,233,867

Electric Utilities — 6.9%
CK Infrastructure Holdings Ltd.	1,252,500	6,330,904
CLP Holdings Ltd.	3,033,200	23,784,921
Power Assets Holdings Ltd.	2,674,000	13,162,844

		43,278,669

Food Products — 1.4%
WH Group Ltd.(b)	17,069,000	8,790,449

Gas Utilities — 2.4%
Hong Kong & China Gas Co. Ltd.	20,865,495	15,335,351

Ground Transportation — 2.0%
MTR Corp. Ltd.	2,983,083	12,446,798

Hotels, Restaurants & Leisure — 6.7%
Galaxy Entertainment Group Ltd.(c)	3,980,000	26,306,611
Sands China Ltd.(c)	4,646,400	15,717,372

		42,023,983

Industrial Conglomerates — 6.5%
CK Hutchison Holdings Ltd.	4,767,267	25,981,580
Jardine Matheson Holdings Ltd.	308,300	14,657,572

		40,639,152

Insurance — 22.6%
AIA Group Ltd.	15,670,400	141,789,724

Machinery — 3.9%
Techtronic Industries Co. Ltd.	2,501,147	24,668,025

Marine Transportation — 0.9%
SITC International Holdings Co. Ltd.	3,105,000	5,791,165

Security	Shares	Value

Real Estate Management & Development — 18.9%
CK Asset Holdings Ltd.	3,650,267	$20,141,315
ESR Group Ltd.(b)	4,338,600	6,510,184
Hang Lung Properties Ltd.	4,255,000	5,667,075
Henderson Land Development Co. Ltd.	2,963,762	8,138,912
Hongkong Land Holdings Ltd.	2,262,400	8,026,018
New World Development Co. Ltd.	3,166,266	6,723,178
Sino Land Co. Ltd.	7,358,000	8,428,427
Sun Hung Kai Properties Ltd.	2,566,500	28,890,235
Swire Pacific Ltd., Class A	927,500	7,647,593
Swire Properties Ltd.	2,631,600	5,499,436
Wharf Real Estate Investment Co. Ltd.	3,149,150	13,124,333

		118,796,706

Retail REITs — 3.6%
Link REIT	4,613,300	22,872,905

Total Long-Term Investments — 99.1% (Cost: $852,331,838)		622,630,094

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	7,693,275	7,695,583
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	690,000	690,000

Total Short-Term Securities — 1.3% (Cost: $8,385,583)		8,385,583

Total Investments — 100.4% (Cost: $860,717,421)		631,015,677

Liabilities in Excess of Other Assets — (0.4)%		(2,683,858)

Net Assets — 100.0%		$628,331,819

(a)	All or a portion of this security is on loan.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Affiliate of the Fund.

(e)	Annualized 7-day yield as of period end.

(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Hong Kong ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$7,693,008	(a)	$—		$2,575	$—	$7,695,583	7,693,275	$21,579	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,540,000	—		(850,000	)(a)	—	—	690,000	690,000	57,061		1

						$2,575	$—	$8,385,583		$78,640		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Hong Kong Index	78	09/15/23	$4,493	$(60,670)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	HSBC Bank PLC	(b)	02/10/28	$1,084,654	$(19,583	)(c)	$1,065,139	0.2%
	Monthly	JPMorgan Chase Bank NA	(d)	02/08/24	59,812	(736	)(e)	58,350	0.0

						$(20,319)		$1,123,489

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(68) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $726 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	0 basis points	55 basis points
Benchmarks:	HKD - Overnight Index Average (HONIA)	HKD - Overnight Index Average (HONIA)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Hong Kong ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Capital Markets
Hong Kong Exchanges & Clearing Ltd.	27,500	$1,065,139	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$1,065,139

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2024.

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Capital Markets
Hong Kong Exchanges & Clearing Ltd.	1,500	$58,350	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank NA		$58,350

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$—	$(20,319)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$60,670	$—	$—	$—	$60,670
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$20,319	$—	$—	$—	$20,319

	$—	$—	$80,989	$—	$—	$1—	$80,989

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(334,439)	$—	$—	$—	$(334,439)
Swaps	—	—	1,172,830	—	—	—	1,172,830

	$—	$—	$838,391	$—	$—	$—	$838,391

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$52,282	$—	$—	$—	$52,282
Swaps	—	—	(20,319)	—	—	—	(20,319)

	$—	$—	$31,963	$—	$—	$—	$31,963

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,935,259
Total return swaps:
Average notional value	$1,936,081

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Hong Kong ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$60,670
Swaps - OTC	—	20,319

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	80,989
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(60,670)

Total derivative assets and liabilities subject to an MNA	—	20,319

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
HSBC Bank PLC	$19,583	$—	$—	$—	$19,583
JPMorgan Chase Bank NA	736	—	—	—	736

	$20,319	$—	$—	$—	$20,319

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$7,485,641	$615,144,453	$—	$622,630,094
Short-Term Securities
Money Market Funds	8,385,583	—	—	8,385,583

	$15,871,224	$615,144,453	$—	$631,015,677

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(80,989)	$—	$(80,989)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.0%
Ispace Inc., NVS	2,800	$29,887

Air Freight & Logistics — 0.6%
AZ-COM MARUWA Holdings Inc.	5,100	79,466
Hamakyorex Co. Ltd.	1,700	48,878
Konoike Transport Co. Ltd.	3,400	47,603
Mitsui-Soko Holdings Co. Ltd.	3,400	96,901
Sankyu Inc.	6,800	237,086
SBS Holdings Inc.	1,700	35,693
Senko Group Holdings Co. Ltd.	15,300	107,116
Trancom Co. Ltd.	1,700	87,849

		740,592

Automobile Components — 3.6%
Eagle Industry Co. Ltd.	3,400	39,212
Exedy Corp.	5,100	92,291
FCC Co. Ltd.	5,100	67,297
G-Tekt Corp.	3,400	43,033
JTEKT Corp.	30,600	276,543
KYB Corp.	1,700	55,420
Musashi Seimitsu Industry Co. Ltd.	6,800	80,821
NHK Spring Co. Ltd.	28,900	224,065
Nifco Inc./Japan	11,900	350,762
Nippon Seiki Co. Ltd.	6,800	51,149
Niterra Co. Ltd.	22,100	512,866
NOK Corp.	11,900	166,743
Pacific Industrial Co. Ltd.	5,100	49,909
Piolax Inc.	3,400	54,470
Seiren Co. Ltd.	6,800	112,124
Shoei Co. Ltd.	6,800	115,122
Stanley Electric Co. Ltd.	18,700	328,052
Sumitomo Riko Co. Ltd.	5,100	37,927
Sumitomo Rubber Industries Ltd.	25,500	268,737
Tokai Rika Co. Ltd.	6,800	106,313
Topre Corp.	5,100	60,676
Toyo Tire Corp.	17,000	255,940
Toyoda Gosei Co. Ltd.	8,500	183,352
Toyota Boshoku Corp.	11,900	224,891
TS Tech Co. Ltd.	13,600	160,869
Yokohama Rubber Co. Ltd. (The)	17,000	345,424

		4,264,008

Automobiles — 0.4%
Mitsubishi Motors Corp.	96,900	379,028
Nissan Shatai Co. Ltd.	8,500	52,828

		431,856

Banks — 5.0%
77 Bank Ltd. (The)	8,500	183,457
Aichi Financial Group Inc., NVS	6,800	113,663
Aozora Bank Ltd.(a)	15,300	300,405
Awa Bank Ltd. (The)	5,100	79,235
Bank of Kyoto Ltd. (The)	8,500	490,709
Chugin Financial Group Inc., NVS	20,400	135,420
Daishi Hokuetsu Financial Group Inc.	5,100	127,778
Fukuoka Financial Group Inc.	23,800	562,044
Gunma Bank Ltd. (The)	49,300	227,025
Hachijuni Bank Ltd. (The)	52,700	283,735
Hirogin Holdings Inc.	35,700	222,840
Hokkoku Financial Holdings Inc.	3,400	114,712
Hokuhoku Financial Group Inc.	15,300	138,403

Security	Shares	Value

Banks (continued)
Hyakugo Bank Ltd. (The)	28,900	$100,273
Iyogin Holdings Inc., NVS	39,100	271,245
Juroku Financial Group Inc.	5,100	128,228
Keiyo Bank Ltd. (The)	13,600	55,571
Kiyo Bank Ltd. (The)	8,500	88,075
Kyushu Financial Group Inc.	47,600	232,885
Mebuki Financial Group Inc.	142,800	394,757
Musashino Bank Ltd. (The)	3,400	61,619
Nanto Bank Ltd. (The)	3,400	61,932
Nishi-Nippon Financial Holdings Inc.	17,000	175,921
North Pacific Bank Ltd.	37,400	78,688
Ogaki Kyoritsu Bank Ltd. (The)	5,100	70,377
Okinawa Financial Group Inc.	3,400	52,578
Rakuten Bank Ltd., NVS(b)	10,200	132,149
San-in Godo Bank Ltd. (The)	18,700	117,706
SBI Sumishin Net Bank Ltd., NVS	6,800	71,461
Seven Bank Ltd.	85,000	180,785
Shiga Bank Ltd. (The)	5,100	114,006
Shinsei Bank Ltd.	6,800	131,778
Suruga Bank Ltd.	23,800	99,083
Toho Bank Ltd. (The)	27,200	51,708
Tokyo Kiraboshi Financial Group Inc.	3,400	89,681
TOMONY Holdings Inc.	20,400	57,767
Yamaguchi Financial Group Inc.	25,500	202,315

		6,000,014

Beverages — 0.7%
Coca-Cola Bottlers Japan Holdings Inc.	18,700	243,559
Ito En Ltd.	6,800	200,949
Sapporo Holdings Ltd.(a)	8,500	260,241
Takara Holdings Inc.	20,400	175,891

		880,640

Biotechnology — 0.3%
GNI Group Ltd.(a)(b)	6,097	89,499
PeptiDream Inc.(b)	13,600	174,599
Pharma Foods International Co. Ltd.	3,400	38,350
SanBio Co. Ltd.(a)(b)	6,800	26,313
StemRIM Inc.(b)	3,400	19,595
Takara Bio Inc.	6,800	66,595

		414,951

Broadline Retail — 2.1%
ASKUL Corp.	5,100	68,791
Belluna Co. Ltd.	6,800	33,935
Isetan Mitsukoshi Holdings Ltd.	49,300	565,200
Izumi Co. Ltd.	5,100	133,004
J Front Retailing Co. Ltd.	35,700	375,971
Kintetsu Department Store Co. Ltd.	1,700	33,496
Mercari Inc.(a)(b)	17,000	386,601
Ryohin Keikaku Co. Ltd.	35,700	460,255
Seria Co. Ltd.	6,800	107,385
Takashimaya Co. Ltd.	20,400	306,271

		2,470,909

Building Products — 1.0%
Bunka Shutter Co. Ltd.	6,800	50,856
Central Glass Co. Ltd.	3,400	68,425
Nichias Corp.	6,800	142,223
Nichiha Corp.	3,400	72,857
Nitto Boseki Co. Ltd.	3,400	93,385
Noritz Corp.	3,400	37,324
Sanwa Holdings Corp.	27,200	413,887

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Sekisui Jushi Corp.	3,400	$58,695
Takara Standard Co. Ltd.	5,100	67,964
Takasago Thermal Engineering Co. Ltd.	6,800	136,773

		1,142,389

Capital Markets — 0.6%
GMO Financial Holdings Inc.	5,100	25,448
JAFCO Group Co. Ltd.	6,800	87,176
M&A Capital Partners Co. Ltd.(b)	1,700	32,901
M&A Research Institute Inc., NVS(b)	3,700	90,092
Matsui Securities Co. Ltd.	17,000	93,498
Monex Group Inc.	25,500	91,376
Okasan Securities Group Inc.	22,100	87,322
SPARX Group Co. Ltd.	3,400	35,038
Strike Co. Ltd.	1,700	37,281
Tokai Tokyo Financial Holdings Inc.	27,200	83,802
WealthNavi Inc.(b)	5,100	42,656

		706,590

Chemicals — 6.8%
ADEKA Corp.	11,900	228,622
Aica Kogyo Co. Ltd.	6,800	161,244
Air Water Inc.	27,200	342,138
Asahi Yukizai Corp.	1,700	47,263
C Uyemura & Co. Ltd.	1,700	111,171
C.I. Takiron Corp.	6,800	28,057
Chugoku Marine Paints Ltd.	5,100	49,919
Daicel Corp.	34,000	283,827
Denka Co. Ltd.	10,200	192,269
DIC Corp.	11,900	205,029
Fujimi Inc.	7,100	164,029
Fujimori Kogyo Co. Ltd.	1,700	43,772
Fuso Chemical Co. Ltd.	3,400	99,632
JCU Corp.	3,400	78,732
Kaneka Corp.	6,800	190,863
Kansai Paint Co. Ltd.	25,500	418,107
Kanto Denka Kogyo Co. Ltd.	5,100	29,163
KeePer Technical Laboratory Co. Ltd.	1,700	79,162
KH Neochem Co. Ltd.	5,100	79,414
Konishi Co. Ltd.	3,400	58,087
Kumiai Chemical Industry Co. Ltd.	10,249	79,075
Kuraray Co. Ltd.	40,800	463,444
Kureha Corp.	2,100	123,312
Lintec Corp.	5,100	84,074
Mitsubishi Gas Chemical Co. Inc.	22,100	301,014
Nihon Parkerizing Co. Ltd.	11,900	94,879
Nippon Kayaku Co. Ltd.	18,700	167,457
Nippon Pillar Packing Co. Ltd.	1,700	49,002
Nippon Shokubai Co. Ltd.	3,400	129,386
Nippon Soda Co. Ltd.	3,400	125,749
NOF Corp.	10,200	460,088
Okamoto Industries Inc.	1,700	54,536
Osaka Organic Chemical Industry Ltd.	1,700	30,155
Osaka Soda Co. Ltd.	1,700	81,445
Sakata INX Corp.	5,100	47,795
Sanyo Chemical Industries Ltd.	1,700	48,308
Shikoku Chemicals Corp.	5,100	51,031
Shin-Etsu Polymer Co. Ltd.	6,800	64,010
Showa Denko KK	25,500	414,424
Sumitomo Bakelite Co. Ltd.	5,100	240,974
T Hasegawa Co. Ltd.	5,100	122,330
Taiyo Holdings Co. Ltd.	5,100	91,940

Security	Shares	Value

Chemicals (continued)
Takasago International Corp.	1,700	$33,534
Teijin Ltd.	25,500	258,928
Tenma Corp.	1,700	29,956
Toagosei Co. Ltd.	13,600	129,569
Tokai Carbon Co. Ltd.	28,900	228,259
Tokuyama Corp.	8,500	135,582
Tokyo Ohka Kogyo Co. Ltd.	5,100	344,733
Toyo Gosei Co. Ltd.(a)	400	20,379
Toyo Ink SC Holdings Co. Ltd.	5,100	79,438
Toyobo Co. Ltd.	11,900	86,364
UBE Corp.	13,600	229,404
W-Scope Corp.(a)(b)	6,800	55,577
Zeon Corp.	20,400	224,613

		8,071,264

Commercial Services & Supplies — 1.8%
Aeon Delight Co. Ltd.	3,400	74,588
Daiei Kankyo Co. Ltd.	5,100	80,875
Daiseki Co. Ltd.	5,112	154,751
Duskin Co. Ltd.	6,800	153,140
Japan Elevator Service Holdings Co. Ltd.	10,200	169,541
Kokuyo Co. Ltd.	11,900	184,904
Kosaido Holdings Co. Ltd.	1,700	32,772
Matsuda Sangyo Co. Ltd.	1,760	27,151
Mitsubishi Pencil Co. Ltd.	3,400	45,009
Nippon Kanzai Holdings Co. Ltd.	3,400	62,220
Nippon Parking Development Co. Ltd.	27,200	40,887
Okamura Corp.	8,500	126,711
Park24 Co. Ltd.(b)	18,700	263,746
Pilot Corp.	3,400	109,449
Prestige International Inc.	13,600	54,827
Raksul Inc.(b)	6,800	65,675
Sato Holdings Corp.	3,400	49,258
Sohgo Security Services Co. Ltd.	56,100	357,727
TRE Holdings Corp.	6,800	54,819

		2,108,050

Construction & Engineering — 3.6%
Chiyoda Corp.(b)	22,100	56,258
Chudenko Corp.	3,400	55,795
COMSYS Holdings Corp.	17,000	362,077
EXEO Group Inc.	13,600	289,345
Hazama Ando Corp.	20,400	166,196
INFRONEER Holdings Inc.	25,540	266,743
JDC Corp.	6,800	28,630
JGC Holdings Corp.	32,300	431,224
Kandenko Co. Ltd.	17,000	155,741
Kinden Corp.	18,700	256,997
Kumagai Gumi Co. Ltd.	5,100	113,983
Kyudenko Corp.	6,800	209,241
MIRAIT ONE corp.	13,600	180,129
Nippon Densetsu Kogyo Co. Ltd.	5,100	74,689
Nippon Road Co. Ltd. (The)	400	26,461
Nishimatsu Construction Co. Ltd.	5,100	129,357
Okumura Corp.	3,400	106,296
Penta-Ocean Construction Co. Ltd.	39,100	232,384
Raito Kogyo Co. Ltd.	5,100	71,249
Raiznext Corp.	3,400	32,907
Sanki Engineering Co. Ltd.	5,100	56,431
SHO-BOND Holdings Co. Ltd.	5,100	205,430
Sumitomo Densetsu Co. Ltd.	1,700	33,814
Sumitomo Mitsui Construction Co. Ltd.	18,700	51,990

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Taihei Dengyo Kaisha Ltd.	1,700	$45,615
Taikisha Ltd.	3,400	106,838
Takamatsu Construction Group Co. Ltd.	1,700	30,455
Toa Corp./Tokyo	1,700	42,076
Toda Corp.	32,300	181,683
Toenec Corp.	1,700	47,258
Tokyu Construction Co. Ltd.	11,940	62,949
Totetsu Kogyo Co. Ltd.	3,400	64,113
Toyo Construction Co. Ltd.	6,800	51,771
Yokogawa Bridge Holdings Corp.	5,100	96,631
Yurtec Corp.	5,100	32,285

		4,355,041

Construction Materials — 0.5%
Maeda Kosen Co. Ltd.	3,400	73,004
Mitani Sekisan Co. Ltd.	1,700	59,325
Sumitomo Osaka Cement Co. Ltd.	3,400	93,440
Taiheiyo Cement Corp.	17,000	325,948

		551,717

Consumer Finance — 1.0%
AEON Financial Service Co. Ltd.	15,300	133,400
Aiful Corp.	45,900	108,994
Credit Saison Co. Ltd.	22,100	345,420
J Trust Co. Ltd.	10,200	32,363
Jaccs Co. Ltd.	3,400	118,249
Marui Group Co. Ltd.	25,500	441,374
Orient Corp.	7,100	53,865

		1,233,665

Consumer Staples Distribution & Retail — 3.0%
Aeon Hokkaido Corp.	5,100	30,111
Ain Holdings Inc.	3,400	121,369
Arcs Co. Ltd.	5,100	90,482
Axial Retailing Inc.	1,700	43,865
Belc Co. Ltd.	1,700	79,194
Cawachi Ltd.	1,700	26,686
Cosmos Pharmaceutical Corp.	3,400	399,750
Create SD Holdings Co. Ltd.	3,400	87,057
Daikokutenbussan Co. Ltd.	500	22,634
Fuji Co. Ltd./Ehime	5,100	63,958
G-7 Holdings Inc.	3,400	29,201
Genky DrugStores Co. Ltd.	1,700	60,701
H2O Retailing Corp.	13,635	164,100
Halows Co. Ltd.	1,700	47,660
Heiwado Co. Ltd.	3,400	55,994
Inageya Co. Ltd.	3,400	35,258
Kato Sangyo Co. Ltd.	3,400	97,811
Kusuri no Aoki Holdings Co. Ltd.	2,100	131,321
Lawson Inc.	6,800	324,571
Life Corp.	3,400	84,772
Maxvalu Tokai Co. Ltd.	1,700	32,595
Mitsubishi Shokuhin Co. Ltd.	1,700	46,547
Oisix ra daichi Inc.(a)(b)	3,400	38,890
Retail Partners Co. Ltd.	3,400	37,590
San-A Co. Ltd.	3,400	114,688
Shoei Foods Corp.	1,700	53,036
Sugi Holdings Co. Ltd.	5,100	228,886
Sundrug Co. Ltd.	10,200	301,510
Tsuruha Holdings Inc.	5,100	373,125
United Super Markets Holdings Inc.(a)	8,500	65,294
Valor Holdings Co. Ltd.	5,100	76,062

Security	Shares	Value

Consumer Staples Distribution & Retail (continued)
Yaoko Co. Ltd.	3,400	$179,210
Yokorei Co. Ltd.	6,800	61,648

		3,605,576

Containers & Packaging — 0.6%
FP Corp.	6,900	132,543
Fuji Seal International Inc.	5,100	61,147
Rengo Co. Ltd.	27,200	184,824
Toyo Seikan Group Holdings Ltd.	18,700	338,441

		716,955

Distributors — 0.2%
Arata Corp.	1,700	63,099
Doshisha Co. Ltd.	3,400	55,296
PALTAC Corp.	3,400	111,992

		230,387

Diversified Consumer Services — 0.2%
Benesse Holdings Inc.	10,200	129,912
LITALICO Inc.	3,400	51,149
Riso Kyoiku Co. Ltd.	15,300	26,064

		207,125

Diversified REITs — 2.0%
Activia Properties Inc.	102	285,792
Hankyu Hanshin REIT Inc.	85	83,657
Heiwa Real Estate REIT Inc.	136	135,718
Hulic Reit Inc.	187	208,598
Mori Trust Reit Inc.	362	183,046
NIPPON REIT Investment Corp.	68	162,502
NTT UD REIT Investment Corp.	204	194,240
Sekisui House Reit Inc.	612	353,540
Star Asia Investment Corp.	323	128,483
Takara Leben Real Estate Investment Corp.	102	67,398
Tokyu REIT Inc.	136	174,251
United Urban Investment Corp.	408	438,565

		2,415,790

Diversified Telecommunication Services — 0.4%
Internet Initiative Japan Inc.	15,300	265,918
JTOWER Inc.(a)(b)	1,700	79,743
Usen-Next Holdings Co. Ltd.	3,400	81,649
Vision Inc./Tokyo Japan(b)	5,100	58,811

		486,121

Electric Utilities — 1.3%
Chugoku Electric Power Co. Inc. (The)(b)	42,500	279,641
Hokkaido Electric Power Co. Inc.(b)	23,800	109,332
Hokuriku Electric Power Co.(b)	23,800	138,460
Kyushu Electric Power Co. Inc.(b)	57,800	380,869
Okinawa Electric Power Co. Inc. (The)(b)	6,892	54,136
Shikoku Electric Power Co. Inc.(b)	20,400	146,908
Tohoku Electric Power Co. Inc.(b)	66,300	462,552

		1,571,898

Electrical Equipment — 1.3%
Abalance Corp.(a)	1,700	47,847
Daihen Corp.	3,400	124,289
Fujikura Ltd.	34,000	281,260
Furukawa Electric Co. Ltd.	10,200	175,205
GS Yuasa Corp.	8,500	161,067
Idec Corp./Japan	3,400	70,987
Mabuchi Motor Co. Ltd.	6,800	208,116
Nippon Carbon Co. Ltd.	1,700	51,765
Nitto Kogyo Corp.	3,400	90,732

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Sanyo Denki Co. Ltd.	1,700	$82,975
Toyo Tanso Co. Ltd.	1,700	69,446
Ushio Inc.	13,600	171,408

		1,535,097

Electronic Equipment, Instruments & Components — 3.9%
Ai Holdings Corp.	5,100	82,826
Alps Alpine Co. Ltd.	27,200	227,126
Amano Corp.	6,800	148,225
Anritsu Corp.	18,700	137,188
Canon Electronics Inc.	1,700	21,618
Canon Marketing Japan Inc.	6,800	178,410
Citizen Watch Co. Ltd.	27,200	166,592
Daiwabo Holdings Co. Ltd.	11,900	241,212
Dexerials Corp.	8,500	210,256
Hakuto Co. Ltd.	1,700	58,747
Hioki E.E. Corp	1,700	89,899
Horiba Ltd.	5,100	265,155
Hosiden Corp.	5,100	63,428
Iriso Electronics Co. Ltd.	3,400	100,910
Japan Aviation Electronics Industry Ltd.	6,800	143,157
Japan Display Inc.(a)(b)	78,200	20,904
Kaga Electronics Co. Ltd.	1,700	77,150
Koa Corp.	3,400	42,907
Macnica Holdings Inc.	6,800	318,162
Maruwa Co. Ltd./Aichi	1,500	279,044
Maxell Ltd.	5,100	55,273
Meiko Electronics Co. Ltd.	3,400	83,251
Nichicon Corp.	5,100	49,213
Nippon Ceramic Co. Ltd.	3,400	60,336
Nippon Electric Glass Co. Ltd.	11,900	209,988
Nippon Signal Company Ltd.	5,100	33,781
Nissha Co. Ltd.	5,100	61,745
Nohmi Bosai Ltd.	3,400	41,335
Oki Electric Industry Co. Ltd.	11,900	73,724
Optex Group Co. Ltd.	5,100	61,568
Restar Holdings Corp.	3,400	56,352
Riken Keiki Co. Ltd.	1,700	61,522
Ryosan Co. Ltd.	2,000	58,143
Ryoyo Electro Corp.	1,700	40,194
Siix Corp.	3,400	36,734
Taiyo Yuden Co. Ltd.	17,000	472,603
Tokyo Electron Device Ltd.	1,700	116,851
Topcon Corp.	13,600	163,698
Yokowo Co. Ltd.	1,700	19,649

		4,628,876

Energy Equipment & Services — 0.0%
Modec Inc.(b)	3,400	38,630

Entertainment — 0.9%
Anycolor Inc.(a)(b)	3,400	78,817
Avex Inc.	5,100	51,395
Bushiroad Inc.	5,100	16,837
COLOPL Inc.	8,500	37,217
Cover Corp.(b)	1,700	26,862
Daiichikosho Co. Ltd.	11,900	229,871
DeNA Co. Ltd.	10,200	105,690
Gree Inc.	8,500	36,173
GungHo Online Entertainment Inc.	6,800	111,975
Mixi Inc.	5,100	85,124
Shochiku Co. Ltd.(a)	1,700	128,617

Security	Shares	Value

Entertainment (continued)
Toei Animation Co. Ltd.	700	$58,989
Toei Co. Ltd.	500	59,478

		1,027,045

Financial Services — 1.0%
eGuarantee Inc.	5,100	67,993
Financial Products Group Co. Ltd.	8,500	83,689
Fuyo General Lease Co. Ltd.	2,200	181,818
Japan Securities Finance Co. Ltd.	11,900	102,650
Mizuho Leasing Co. Ltd.	3,400	112,173
Ricoh Leasing Co. Ltd.	3,400	100,111
Tokyo Century Corp.	5,100	195,734
Zenkoku Hosho Co. Ltd.	8,500	294,491

		1,138,659

Food Products — 4.4%
Ariake Japan Co. Ltd.	3,400	123,888
Calbee Inc.	11,900	237,399
DyDo Group Holdings Inc.	1,700	67,801
Ezaki Glico Co. Ltd.	6,800	179,293
Fuji Oil Holdings Inc.	6,800	109,185
Fujicco Co. Ltd.	1,700	22,664
Fujiya Co. Ltd.	1,700	28,764
Hokuto Corp.	3,400	42,718
House Foods Group Inc.	8,500	183,466
Itoham Yonekyu Holdings Inc.	18,700	103,970
J-Oil Mills Inc.	1,700	21,230
Kagome Co. Ltd.	10,200	237,864
Kameda Seika Co. Ltd.	1,700	51,501
Kewpie Corp.	13,600	226,628
Kotobuki Spirits Co. Ltd.	3,400	266,597
Maruha Nichiro Corp.	5,100	89,001
Megmilk Snow Brand Co. Ltd.	6,800	111,247
Mitsui DM Sugar Holdings Co. Ltd.	1,700	34,869
Morinaga & Co. Ltd./Japan	5,100	185,346
Morinaga Milk Industry Co. Ltd.	5,100	208,742
NH Foods Ltd.	11,900	369,182
Nichirei Corp.	15,300	361,983
Nippn Corp., New	6,800	96,683
Nippon Suisan Kaisha Ltd.	40,800	214,232
Nisshin Oillio Group Ltd. (The)	3,400	97,533
Nisshin Seifun Group Inc.	28,900	381,473
Prima Meat Packers Ltd.	3,400	59,089
Riken Vitamin Co. Ltd.	3,400	53,930
S Foods Inc.	1,700	39,143
Sakata Seed Corp.	3,400	98,208
Showa Sangyo Co. Ltd.	3,400	69,872
Toyo Suisan Kaisha Ltd.	13,600	560,750
Yamazaki Baking Co. Ltd.	15,300	289,994

		5,224,245

Gas Utilities — 0.4%
Nippon Gas Co. Ltd.	15,300	238,156
Saibu Gas Holdings Co. Ltd.	3,400	47,486
Shizuoka Gas Co. Ltd.	5,100	35,805
Toho Gas Co. Ltd.	10,200	182,285

		503,732

Ground Transportation — 2.4%
Fukuyama Transporting Co. Ltd.	3,400	84,491
Keikyu Corp.	32,300	297,900
Kyushu Railway Co.	18,700	407,391
Maruzen Showa Unyu Co. Ltd.	1,700	46,189

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
Nagoya Railroad Co. Ltd.	27,200	$436,823
Nankai Electric Railway Co. Ltd.	15,300	321,430
Nikkon Holdings Co. Ltd.	6,800	154,974
Nishi-Nippon Railroad Co. Ltd.	8,500	158,692
Sakai Moving Service Co. Ltd.	1,700	63,395
Seibu Holdings Inc.	35,700	377,535
Seino Holdings Co. Ltd.	17,000	247,643
Sotetsu Holdings Inc.	11,900	232,564

		2,829,027

Health Care Equipment & Supplies — 1.3%
CYBERDYNE Inc.(a)(b)	15,300	30,433
Eiken Chemical Co. Ltd.	5,100	48,934
Hogy Medical Co. Ltd.	3,400	74,600
Japan Lifeline Co. Ltd.	8,500	67,123
Jeol Ltd.	6,800	216,631
Mani Inc.	10,200	132,663
Menicon Co. Ltd.	8,500	118,677
Nagaileben Co. Ltd.	3,400	51,496
Nakanishi Inc.	10,200	256,701
Nihon Kohden Corp.	11,900	316,829
Nipro Corp.	20,400	168,945
Paramount Bed Holdings Co. Ltd.	5,100	82,604
PHC Holdings Corp.	3,400	33,246

		1,598,882

Health Care Providers & Services — 1.8%
Alfresa Holdings Corp.	27,200	464,507
Amvis Holdings Inc.	5,100	101,735
As One Corp.	3,400	133,307
BML Inc.	3,400	67,461
Elan Corp.(a)	5,100	30,321
H.U. Group Holdings Inc.	8,500	153,717
Medipal Holdings Corp.	27,200	466,144
Ship Healthcare Holdings Inc.	11,900	201,905
Solasto Corp.	8,500	38,704
SUNWELS Co. Ltd.	1,700	33,578
Suzuken Co. Ltd.	8,500	251,957
Toho Holdings Co. Ltd.	6,800	136,076
Tokai Corp./Gifu	3,400	44,061

		2,123,473

Health Care Technology — 0.3%
EM Systems Co. Ltd.	5,100	26,060
JMDC Inc.(a)	5,100	152,523
Medley Inc.(b)	3,400	131,698

		310,281

Hotel & Resort REITs — 0.7%
Hoshino Resorts REIT Inc.	34	146,413
Invincible Investment Corp.	986	409,618
Japan Hotel REIT Investment Corp.	646	327,386

		883,417

Hotels, Restaurants & Leisure — 3.2%
Airtrip Corp.	1,700	27,322
Arcland Service Holdings Co. Ltd.(b)	1,700	36,270
Atom Corp.(b)	17,000	109,897
Colowide Co. Ltd.	10,200	176,712
Create Restaurants Holdings Inc.	17,000	139,684
Curves Holdings Co. Ltd.	6,800	34,000
Demae-Can Co. Ltd.(a)(b)	6,800	18,796
Doutor Nichires Holdings Co. Ltd.	5,100	81,657
Food & Life Companies Ltd.	15,300	290,600

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Fuji Kyuko Co. Ltd.	3,400	$123,897
Fujio Food Group Inc.(a)(b)	1,700	16,265
Heiwa Corp.	8,516	129,985
Hiday Hidaka Corp.	3,484	71,187
HIS Co. Ltd.(b)	6,800	92,059
Ichibanya Co. Ltd.	1,700	65,377
Kappa Create Co. Ltd.(b)	3,400	38,127
KFC Holdings Japan Ltd.	1,700	35,279
Kisoji Co. Ltd.	3,400	61,448
KOMEDA Holdings Co. Ltd.	6,800	133,259
Koshidaka Holdings Co. Ltd.(a)	6,800	62,352
Kura Sushi Inc.(a)	3,400	73,788
Kyoritsu Maintenance Co. Ltd.	5,180	223,371
Matsuyafoods Holdings Co. Ltd.	1,700	49,446
Monogatari Corp. (The)	5,100	166,631
MOS Food Services Inc.	3,400	79,639
Ohsho Food Service Corp.	1,700	81,970
Resorttrust Inc.	11,900	190,773
Ringer Hut Co. Ltd.(a)	3,400	55,098
Round One Corp.	28,900	117,676
Royal Holdings Co. Ltd.	5,100	93,087
Saizeriya Co. Ltd.	3,400	106,907
Skylark Holdings Co. Ltd.(b)	32,300	452,027
Tokyotokeiba Co. Ltd.	1,700	45,911
Toridoll Holdings Corp.	6,800	185,789
Yoshinoya Holdings Co. Ltd.	8,500	166,053

		3,832,339

Household Durables — 2.4%
Casio Computer Co. Ltd.	27,200	240,995
Chofu Seisakusho Co. Ltd.	1,700	25,120
ES-Con Japan Ltd.	5,100	30,304
Fujitsu General Ltd.	8,500	164,050
Haseko Corp.	34,000	422,138
Ki-Star Real Estate Co. Ltd.	1,700	55,324
Nagawa Co. Ltd.	1,700	82,965
Nikon Corp.	42,500	458,369
Pressance Corp.	3,400	44,608
Rinnai Corp.	15,300	296,289
Sangetsu Corp.	6,800	140,944
Sumitomo Forestry Co. Ltd.	22,100	621,919
Tama Home Co. Ltd.	1,700	41,425
Tamron Co. Ltd.	1,700	52,488
Token Corp.	1,700	89,481
Zojirushi Corp.	5,100	62,787

		2,829,206

Household Products — 0.5%
Earth Corp.	1,700	57,816
Lion Corp.	34,000	370,187
Pigeon Corp.	17,000	197,059

		625,062

Independent Power and Renewable Electricity Producers — 0.4%
Electric Power Development Co. Ltd.	22,100	344,208
eRex Co. Ltd.	5,100	32,694
RENOVA Inc.(b)	5,100	48,195
West Holdings Corp.	3,480	67,603

		492,700

Industrial Conglomerates — 0.7%
Katakura Industries Co. Ltd.	1,700	19,114
Keihan Holdings Co. Ltd.	15,300	436,511

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Mie Kotsu Group Holdings Inc.	6,800	$28,056
Nisshinbo Holdings Inc.	18,700	138,891
Noritsu Koki Co. Ltd.	3,400	68,816
TOKAI Holdings Corp.	13,600	88,267

		779,655

Industrial REITs — 1.3%
Advance Logistics Investment Corp.	85	76,841
CRE Logistics REIT Inc.	85	98,683
Industrial & Infrastructure Fund Investment Corp.	306	306,787
Japan Logistics Fund Inc.	136	284,881
LaSalle Logiport REIT	272	277,805
Mitsubishi Estate Logistics REIT Investment Corp.	68	184,018
Mitsui Fudosan Logistics Park Inc.	85	289,240
SOSiLA Logistics REIT Inc.	102	89,799

		1,608,054

Insurance — 0.1%
Anicom Holdings Inc.	10,200	45,241
FP Partner Inc.(b)	1,700	44,283
LIFENET INSURANCE Co.(b)	8,500	59,337

		148,861

Interactive Media & Services — 0.3%
Bengo4.com Inc.(a)(b)	1,700	59,012
Infocom Corp.	3,400	66,177
Kakaku.com Inc.	18,700	222,579
ZIGExN Co. Ltd.	6,800	27,014

		374,782

IT Services — 2.1%
Argo Graphics Inc.	1,700	39,213
Base Co. Ltd.	1,700	50,855
BIPROGY Inc.	11,900	307,989
Change Holdings Inc.	6,800	96,060
Comture Corp.	3,400	56,922
Digital Garage Inc.	5,100	131,168
DTS Corp.	5,100	112,921
Future Corp.	6,800	72,574
GMO internet group Inc.	10,200	164,959
Information Services International-Dentsu Ltd.	3,400	135,988
Mitsubishi Research Institute Inc.	1,700	58,562
NEC Networks & System Integration Corp.	10,200	136,011
NET One Systems Co. Ltd.	11,900	233,168
NS Solutions Corp.	5,100	138,241
NSD Co. Ltd.	10,200	179,020
SB Technology Corp.	1,700	27,889
SHIFT Inc.(b)	1,700	349,587
Simplex Holdings Inc.	3,400	67,053
TechMatrix Corp.	5,100	57,515
Zuken Inc.	1,700	49,603

		2,465,298

Leisure Products — 1.1%
Fields Corp.	5,100	91,294
GLOBERIDE Inc.	1,700	22,645
Mizuno Corp.	3,400	108,432
Roland Corp.	1,700	45,466
Sankyo Co. Ltd.	5,100	222,094
Sega Sammy Holdings Inc.	22,100	441,045
Snow Peak Inc.(a)	3,400	36,850
Tomy Co. Ltd.	11,900	193,091
Universal Entertainment Corp.	3,400	55,501

Security	Shares	Value

Leisure Products (continued)
Yonex Co. Ltd.	8,500	$82,074

		1,298,492

Life Sciences Tools & Services — 0.0%
Shin Nippon Biomedical Laboratories Ltd.(a)	3,400	52,642

Machinery — 6.9%
Aichi Corp.	3,400	22,256
Aida Engineering Ltd.	5,100	35,538
Amada Co. Ltd.	49,300	521,764
CKD Corp.	6,800	93,832
Daiwa Industries Ltd.	3,400	32,972
DMG Mori Co. Ltd.	17,000	309,762
Ebara Corp.	13,600	676,182
Fuji Corp./Aichi.	10,200	168,141
Fujitec Co. Ltd.	8,500	217,148
Fukushima Galilei Co. Ltd.	1,700	60,383
Furukawa Co. Ltd.	3,400	41,374
Giken Ltd.	1,700	23,646
Glory Ltd.	6,800	143,539
Harmonic Drive Systems Inc.	6,800	178,736
Hino Motors Ltd.(b)	40,800	159,615
Hirata Corp.	1,700	90,992
Hitachi Zosen Corp.	23,800	140,736
IHI Corp.	20,400	507,741
Japan Steel Works Ltd. (The)	8,500	171,748
Kawasaki Heavy Industries Ltd.	22,100	566,216
Kitz Corp.	8,500	61,480
Kyokuto Kaihatsu Kogyo Co. Ltd.	3,400	42,293
Makino Milling Machine Co. Ltd.	3,400	162,397
Max Co. Ltd.	3,400	63,875
Meidensha Corp.	5,100	76,462
METAWATER Co. Ltd.	3,400	44,803
Mitsubishi Logisnext Co. Ltd.	5,100	47,829
Mitsuboshi Belting Ltd.	3,400	112,380
Miura Co. Ltd.	11,900	274,517
Morita Holdings Corp.	5,100	57,347
Nabtesco Corp.	15,300	289,287
Nachi-Fujikoshi Corp.	1,700	46,786
Nikkiso Co. Ltd.	6,800	46,990
Nitta Corp.	3,400	77,213
Noritake Co. Ltd./Nagoya Japan	1,700	70,333
NSK Ltd.	56,100	326,577
NTN Corp.	57,800	114,731
Obara Group Inc.	1,700	46,186
Oiles Corp.	3,496	49,593
OKUMA Corp.	3,400	159,263
Organo Corp.	3,400	94,365
OSG Corp.	11,900	149,952
Shibaura Machine Co. Ltd.	3,400	98,381
Shibuya Corp.	1,700	30,361
Shima Seiki Manufacturing Ltd.	3,400	46,302
Shinmaywa Industries Ltd.	6,800	65,849
Star Micronics Co. Ltd.	5,100	65,809
Sumitomo Heavy Industries Ltd.	15,300	382,947
Tadano Ltd.	13,600	110,242
Takeuchi Manufacturing Co. Ltd.	5,100	161,950
Takuma Co. Ltd.	8,500	94,073
THK Co. Ltd.	17,000	310,458
Tocalo Co. Ltd.	8,500	83,420
Tsubakimoto Chain Co.	3,400	89,749

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Tsugami Corp.	5,100	$41,147
Union Tool Co.	1,700	44,322
YAMABIKO Corp.	5,100	51,545

		8,253,535

Marine Transportation — 0.1%
Iino Kaiun Kaisha Ltd.	10,200	73,027
NS United Kaiun Kaisha Ltd.	1,700	47,448

		120,475

Media — 0.7%
Fuji Media Holdings Inc.	6,800	70,990
Kadokawa Corp.	13,616	319,968
Nippon Television Holdings Inc.	8,500	79,193
Septeni Holdings Co. Ltd.(a)	10,200	29,653
SKY Perfect JSAT Holdings Inc.	22,100	100,467
TBS Holdings Inc.	5,100	90,153
TV Asahi Holdings Corp.	3,400	38,667
ValueCommerce Co. Ltd.	1,700	14,987
Vector Inc.	3,400	31,326
Zenrin Co. Ltd.	5,100	31,849

		807,253

Metals & Mining — 2.5%
ARE Holdings Inc.	10,200	132,351
Daido Steel Co. Ltd.	3,400	140,544
Daiki Aluminium Industry Co. Ltd.	3,400	33,567
Dowa Holdings Co. Ltd.	8,500	273,052
Kobe Steel Ltd.	51,000	639,749
Kyoei Steel Ltd.	3,400	45,256
Maruichi Steel Tube Ltd.	8,500	220,891
Mitsubishi Materials Corp.	18,700	313,900
Mitsui Mining & Smelting Co. Ltd.	8,500	217,130
Nippon Light Metal Holdings Co. Ltd.	8,500	90,502
Nittetsu Mining Co. Ltd.	1,700	59,554
OSAKA Titanium Technologies Co. Ltd.	5,100	116,495
Sanyo Special Steel Co. Ltd.	3,400	64,918
Toho Titanium Co. Ltd.(a)	5,100	69,065
Tokyo Steel Manufacturing Co. Ltd.	8,500	95,456
UACJ Corp.	5,114	109,876
Yamato Kogyo Co. Ltd.	5,100	245,834
Yodogawa Steel Works Ltd.	3,400	79,526

		2,947,666

Office REITs — 1.6%
Daiwa Office Investment Corp.	34	159,725
Global One Real Estate Investment Corp.	153	122,161
Ichigo Office REIT Investment Corp.	170	104,535
Japan Excellent Inc.	170	154,933
Japan Prime Realty Investment Corp.	119	301,551
Kenedix Office Investment Corp.	119	281,028
Mirai Corp.	255	82,566
Mori Hills REIT Investment Corp.	221	222,603
One REIT Inc.	34	59,548
Orix JREIT Inc.	374	465,219

		1,953,869

Oil, Gas & Consumable Fuels — 0.8%
Cosmo Energy Holdings Co. Ltd.	8,500	306,132
Itochu Enex Co. Ltd.	6,800	68,813
Iwatani Corp.	6,800	357,593
Japan Petroleum Exploration Co. Ltd.	5,100	167,725
Mitsuuroko Group Holdings Co. Ltd.	3,400	30,662

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
San-Ai Obbli Co. Ltd.	6,800	$78,200

		1,009,125

Paper & Forest Products — 0.3%
Daiken Corp.	1,700	35,480
Daio Paper Corp.	11,900	101,392
Hokuetsu Corp.	17,000	105,533
Nippon Paper Industries Co. Ltd.(b)	13,600	121,639
Tokushu Tokai Paper Co. Ltd.	1,700	37,822

		401,866

Personal Care Products — 1.2%
Euglena Co. Ltd.(a)(b)	13,600	75,188
Fancl Corp.	11,900	208,473
Mandom Corp.	5,100	50,292
Milbon Co. Ltd.	3,400	105,153
Noevir Holdings Co. Ltd.	1,700	66,395
Pola Orbis Holdings Inc.	13,600	175,547
Rohto Pharmaceutical Co. Ltd.	27,200	707,647
YA-MAN Ltd.(a)	3,400	24,123

		1,412,818

Pharmaceuticals — 2.0%
Hisamitsu Pharmaceutical Co. Inc.	6,800	230,341
JCR Pharmaceuticals Co. Ltd.	10,200	89,082
Kaken Pharmaceutical Co. Ltd.	5,100	125,061
Kissei Pharmaceutical Co. Ltd.	3,400	79,402
Kyorin Pharmaceutical Co. Ltd.	5,100	62,055
Mochida Pharmaceutical Co. Ltd.	3,400	78,601
Nippon Shinyaku Co. Ltd.	6,800	299,070
Santen Pharmaceutical Co. Ltd.	49,300	457,543
Sawai Group Holdings Co. Ltd.	5,100	163,427
Sosei Group Corp.(b)	10,200	116,131
Sumitomo Pharma Co., Ltd.	25,500	88,803
Taisho Pharmaceutical Holdings Co. Ltd.	6,800	280,907
Torii Pharmaceutical Co. Ltd.	1,700	43,768
Towa Pharmaceutical Co. Ltd.	3,400	64,807
Tsumura & Co.	8,500	160,170
ZERIA Pharmaceutical Co. Ltd.	3,400	56,290

		2,395,458

Professional Services — 2.1%
Bell System24 Holdings Inc.	5,100	53,275
Benefit One Inc.	11,900	103,156
BeNext-Yumeshin Group Co.	6,816	93,923
Dip Corp.	5,100	122,572
en Japan Inc.	5,100	89,125
Fullcast Holdings Co. Ltd.	3,400	48,463
Funai Soken Holdings Inc.	5,100	94,420
Infomart Corp.	28,900	92,649
Insource Co. Ltd.	6,800	51,297
JAC Recruitment Co. Ltd.	1,700	31,407
Link And Motivation Inc.	6,800	21,532
Management Solutions Co. Ltd.	1,700	44,970
Meitec Corp.	10,200	178,564
Nihon M&A Center Holdings Inc.	44,200	245,523
Nomura Co. Ltd.	11,900	69,753
Outsourcing Inc.	17,000	133,088
Pasona Group Inc.	3,400	38,115
SMS Co. Ltd.	10,200	196,435
S-Pool Inc.	10,200	34,004
TechnoPro Holdings Inc.	15,300	375,240
TKC Corp.	3,400	85,831

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Transcosmos Inc.	3,400	$74,422
UT Group Co. Ltd.(b)	3,400	56,531
Visional Inc.(a)(b)	3,400	178,630
WDB Holdings Co. Ltd.	1,700	24,287

		2,537,212

Real Estate Management & Development — 1.7%
Aeon Mall Co. Ltd.	13,600	162,980
Goldcrest Co. Ltd.	1,700	22,757
Heiwa Real Estate Co. Ltd.	3,400	91,206
Ichigo Inc.	37,400	80,249
Katitas Co. Ltd.	6,800	108,533
Keihanshin Building Co. Ltd.	5,100	44,643
Leopalace21 Corp.(b)	27,200	68,248
Relo Group Inc.	15,300	179,209
SAMTY Co. Ltd.	3,400	54,093
SRE Holdings Corp.(a)(b)	1,700	40,189
Starts Corp. Inc.	5,100	107,022
Sun Frontier Fudousan Co. Ltd.	3,400	33,675
TKP Corp.(b)	1,700	31,478
Tokyo Tatemono Co. Ltd.	27,200	357,094
Tokyu Fudosan Holdings Corp.	88,400	549,491
Tosei Corp.	3,400	42,778

		1,973,645

Residential REITs — 1.3%
Advance Residence Investment Corp.	187	450,243
Comforia Residential REIT Inc.	102	238,577
Daiwa Securities Living Investments Corp.	272	208,305
Kenedix Residential Next Investment Corp.	153	237,435
Nippon Accommodations Fund Inc.	71	320,458
Samty Residential Investment Corp.	51	40,679
Starts Proceed Investment Corp.	34	50,462

		1,546,159

Retail REITs — 0.6%
AEON REIT Investment Corp.	255	258,035
Frontier Real Estate Investment Corp.	68	219,799
Fukuoka REIT Corp.	85	94,647
Kenedix Retail REIT Corp.	85	168,262

		740,743

Semiconductors & Semiconductor Equipment — 2.9%
Ferrotec Holdings Corp.	6,800	141,332
Japan Material Co. Ltd.	8,500	155,346
Megachips Corp.	1,700	48,979
Micronics Japan Co. Ltd.	3,400	50,785
Mimasu Semiconductor Industry Co. Ltd.	1,700	33,494
Mitsui High-Tec Inc.	3,400	230,715
Optorun Co. Ltd.	5,100	68,296
Rorze Corp.	1,700	135,351
RS Technologies Co. Ltd.	1,700	32,386
Sanken Electric Co. Ltd.	3,400	259,473
SCREEN Holdings Co. Ltd.	5,708	581,141
Shibaura Mechatronics Corp.(a)	400	70,441
Shinko Electric Industries Co. Ltd.	10,200	417,396
Socionext Inc.	5,200	643,395
Tokyo Seimitsu Co. Ltd.	5,100	280,878
Tri Chemical Laboratories Inc.	3,400	64,099
Ulvac Inc.	6,800	263,509

		3,477,016

Software — 1.4%
Alpha Systems Inc.	1,700	35,542

Security	Shares	Value

Software (continued)
Appier Group Inc.(b)	8,500	$103,155
Cybozu Inc.	3,400	50,595
Digital Arts Inc.	1,700	56,294
Freee KK(a)(b)	5,100	106,237
Fuji Soft Inc.	6,800	205,286
Fukui Computer Holdings Inc.	1,700	30,985
Justsystems Corp.	5,100	105,521
Money Forward Inc.(b)	6,800	255,639
OBIC Business Consultants Co. Ltd.	5,100	218,752
PKSHA Technology Inc.(a)(b)	1,700	29,330
Plus Alpha Consulting Co. Ltd.	3,400	66,443
Rakus Co. Ltd.	11,900	193,409
Sansan Inc.(b)	10,200	101,624
Systena Corp.	39,100	72,377
WingArc1st Inc.	3,400	58,206

		1,689,395

Specialty Retail — 2.7%
ABC-Mart Inc.	15,300	278,347
Adastria Co. Ltd.	3,400	67,926
Alpen Co. Ltd.	1,700	22,302
AOKI Holdings Inc.	5,100	36,543
ARCLANDS Corp.	3,400	38,769
Autobacs Seven Co. Ltd.	10,200	113,521
Bic Camera Inc.(a)	13,600	101,028
DCM Holdings Co. Ltd.	15,300	127,881
EDION Corp.	10,200	102,607
Geo Holdings Corp.	3,400	61,188
IDOM Inc.	8,500	45,749
JINS Holdings Inc.	1,700	40,141
Joshin Denki Co. Ltd.	1,700	25,958
Joyful Honda Co. Ltd.	6,800	80,091
Keiyo Co. Ltd.	5,100	29,755
Kohnan Shoji Co. Ltd.	3,400	82,963
Komeri Co. Ltd.	5,100	107,686
K’s Holdings Corp.	20,400	188,048
Nafco Co. Ltd.	1,700	22,308
Nextage Co. Ltd.	6,800	153,071
Nishimatsuya Chain Co. Ltd.	5,100	58,866
Nojima Corp.	8,500	74,610
PAL GROUP Holdings Co. Ltd.	6,800	95,906
Sanrio Co. Ltd.	6,800	354,362
Shimamura Co. Ltd.	3,400	350,451
T-Gaia Corp.	1,700	20,439
United Arrows Ltd.	3,400	50,402
VT Holdings Co. Ltd.	10,200	35,828
Workman Co. Ltd.(a)	3,400	122,918
Yamada Holdings Co. Ltd.	85,000	267,386
Yellow Hat Ltd.	5,100	66,076

		3,223,126

Technology Hardware, Storage & Peripherals — 0.6%
Eizo Corp.	1,700	58,697
Elecom Co. Ltd.	5,100	61,284
Konica Minolta Inc.	66,300	204,695
MCJ Co. Ltd.	10,200	83,341
Melco Holdings Inc.	1,700	37,495
Riso Kagaku Corp.	3,400	53,189
Toshiba TEC Corp.	3,400	82,673
Wacom Co. Ltd.	20,400	83,925

		665,299

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.3%
Asics Corp.	23,800	$866,221
Descente Ltd.	5,100	129,475
Goldwin Inc.	3,400	242,891
Gunze Ltd.	1,700	53,494
Japan Wool Textile Co. Ltd. (The)	6,800	58,482
Onward Holdings Co. Ltd.	15,300	54,788
Seiko Group Corp.	3,400	62,685
Wacoal Holdings Corp.	5,100	112,162

		1,580,198

Trading Companies & Distributors — 1.8%
Hanwa Co. Ltd.	5,100	162,229
Inaba Denki Sangyo Co. Ltd.	6,800	147,152
Inabata & Co. Ltd.	5,100	110,868
Japan Pulp & Paper Co. Ltd.	1,700	55,349
Kanamoto Co. Ltd.	3,400	57,629
Kanematsu Corp.	10,200	143,574
MARUKA FURUSATO Corp.	3,400	66,133
Nagase & Co. Ltd.	13,600	233,063
Nichiden Corp.	1,700	29,360
Nishio Holdings Co. Ltd.	3,400	82,908
Sojitz Corp.	34,000	730,476
Trusco Nakayama Corp.	6,800	119,848
Wakita & Co. Ltd.	5,100	46,942
Yamazen Corp.	6,800	53,296
Yuasa Trading Co. Ltd.	1,700	49,895

		2,088,722

Transportation Infrastructure — 0.9%
Japan Airport Terminal Co. Ltd.	8,500	402,880
Kamigumi Co. Ltd.	13,600	306,323

Security	Shares	Value

Transportation Infrastructure (continued)
Mitsubishi Logistics Corp.	8,500	$225,712
Sumitomo Warehouse Co. Ltd. (The)	6,800	116,562

		1,051,477

Wireless Telecommunication Services — 0.1%
Okinawa Cellular Telephone Co.	3,400	73,592

Total Long-Term Investments — 99.7% (Cost: $129,332,744)		118,932,529

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)(e)	2,381,579	2,382,293
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	50,000	50,000

Total Short-Term Securities — 2.0% (Cost: $2,432,400)		2,432,293

Total Investments — 101.7% (Cost: $131,765,144)		121,364,822

Liabilities in Excess of Other Assets — (1.7)%		(2,031,831)

Net Assets — 100.0%		$119,332,991

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$2,382,538	(a)	$—	$(138)	$(107)	$2,382,293	2,381,579	$21,108	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	40,000	(a)	—	—	—	50,000	50,000	1,523		—

					$(138)	$(107)	$2,432,293		$22,631		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	25	09/07/23	$399	$6,467

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,467	$—	$—	$—	$6,467

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$138,546	$—	$—	$—	$138,546

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,931	$—	$—	$—	$3,931

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$494,595

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$247,354	$118,685,175	$—	$118,932,529
Short-Term Securities
Money Market Funds	2,432,293	—	—	2,432,293

	$2,679,647	$118,685,175	$—	$121,364,822

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$6,467	$—	$6,467

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments August 31, 2023	iShares® MSCI Malaysia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 41.1%
AMMB Holdings Bhd	4,556,837	$3,665,883
CIMB Group Holdings Bhd	17,596,912	21,331,417
Hong Leong Bank Bhd	1,788,340	7,694,876
Hong Leong Financial Group Bhd	631,100	2,478,156
Malayan Banking Bhd	14,916,481	29,280,740
Public Bank Bhd	40,033,300	36,491,526
RHB Bank Bhd	4,125,502	4,986,922

		105,929,520

Chemicals — 4.6%
Petronas Chemicals Group Bhd	7,699,800	11,816,379

Construction & Engineering — 1.9%
Gamuda Bhd(a)	5,125,100	4,975,548

Diversified Telecommunication Services — 1.4%
Telekom Malaysia Bhd	3,153,000	3,468,004

Electric Utilities — 5.9%
Tenaga Nasional Bhd	7,161,612	15,189,393

Energy Equipment & Services — 1.6%
Dialog Group Bhd	9,315,454	4,112,424

Food Products — 12.6%
IOI Corp. Bhd	6,913,530	6,006,758
Kuala Lumpur Kepong Bhd	1,337,700	6,212,522
Nestle Malaysia Bhd	193,500	5,442,188
PPB Group Bhd	1,760,419	5,964,178
QL Resources Bhd	3,011,550	3,504,821
Sime Darby Plantation Bhd	5,705,255	5,414,063

		32,544,530

Gas Utilities — 3.1%
Petronas Gas Bhd	2,176,500	8,030,534

Health Care Providers & Services — 3.0%
IHH Healthcare Bhd	6,054,600	7,736,045

Hotels, Restaurants & Leisure — 3.9%
Genting Bhd	5,863,600	5,525,723
Genting Malaysia Bhd	8,164,600	4,522,808

		10,048,531

Industrial Conglomerates — 1.5%
Sime Darby Bhd	7,496,955	3,711,409

Marine Transportation — 2.2%
MISC Bhd	3,682,520	5,708,627

Security	Shares	Value

Metals & Mining — 4.1%
Press Metal Aluminium Holdings Bhd	10,196,200	$10,658,250

Oil, Gas & Consumable Fuels — 1.5%
Petronas Dagangan Bhd	819,600	3,921,362

Semiconductors & Semiconductor Equipment — 1.9%
Inari Amertron Bhd	7,185,700	4,888,032

Specialty Retail — 1.0%
MR DIY Group M Bhd(a)(b)	7,782,900	2,599,916

Transportation Infrastructure — 1.4%
Malaysia Airports Holdings Bhd	2,294,200	3,642,992

Wireless Telecommunication Services — 7.2%
Axiata Group Bhd	7,572,400	3,853,465
DiGi.Com Bhd	9,678,200	9,139,039
Maxis Bhd(a)	6,461,300	5,585,910

		18,578,414

Total Long-Term Investments — 99.9% (Cost: $178,208,165)		257,559,910

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)(e)	626,306	626,494
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	250,000	250,000

Total Short-Term Securities — 0.3% (Cost: $876,397)		876,494

Total Investments — 100.2% (Cost: $179,084,562)		258,436,404

Liabilities in Excess of Other Assets — (0.2)%		(595,050)

Net Assets — 100.0%		$ 257,841,354

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Malaysia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$609,655	(a)	$—	$16,742	$97	$626,494	626,306	$67,012	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	110,000	140,000	(a)	—	—	—	250,000	250,000	13,371		—

					$16,742	$97	$876,494		$80,383		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	5	09/15/23	$245	$ (6,778)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,778	$—	$—	$—	$6,778

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$25,649	$—	$—	$—	$25,649

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,772)	$—	$—	$—	$(3,772)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$376,571

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Malaysia ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$29,341,239	$228,218,671	$—	$257,559,910
Short-Term Securities
Money Market Funds	876,494	—	—	876,494

	$30,217,733	$228,218,671	$—	$258,436,404

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(6,778)	$—	$—	$(6,778)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 64.3%
Ampol Ltd.	249,833	$5,690,950
APA Group	1,330,497	7,728,979
Aristocrat Leisure Ltd.	621,659	16,410,611
ASX Ltd.	204,777	7,620,842
Aurizon Holdings Ltd.	1,958,140	4,615,248
Australia & New Zealand Banking Group Ltd.	3,176,426	51,861,864
BHP Group Ltd.	5,352,791	153,882,712
BlueScope Steel Ltd.	483,170	6,532,235
Brambles Ltd.	1,464,935	14,186,388
Cochlear Ltd.	69,463	12,192,452
Coles Group Ltd.	1,415,613	14,894,408
Commonwealth Bank of Australia	1,770,949	116,664,962
Computershare Ltd.	606,018	9,851,997
CSL Ltd.	509,781	90,026,768
Dexus	1,141,632	5,704,862
Endeavour Group Ltd./Australia	1,519,901	5,405,713
Fortescue Metals Group Ltd.	1,785,789	24,585,650
Goodman Group	1,791,547	26,993,673
GPT Group (The)	2,035,240	5,510,628
IDP Education Ltd.	262,622	4,176,702
IGO Ltd.	721,778	6,441,350
Insurance Australia Group Ltd.	2,587,932	9,712,551
James Hardie Industries PLC(a)	466,326	14,016,476
Lendlease Corp. Ltd.	722,658	3,638,959
Lottery Corp. Ltd. (The)	2,355,116	7,660,670
Macquarie Group Ltd.	387,870	44,345,365
Medibank Pvt Ltd.	2,919,472	6,906,590
Mineral Resources Ltd.	184,971	8,490,538
Mirvac Group	4,186,482	6,527,173
National Australia Bank Ltd.	3,318,343	61,842,196
Newcrest Mining Ltd.	945,901	15,764,996
Northern Star Resources Ltd.	1,214,529	9,305,889
Orica Ltd.	481,842	4,881,459
Origin Energy Ltd.	1,819,352	10,231,232
Pilbara Minerals Ltd.	2,850,698	8,546,444
Qantas Airways Ltd.(a)	892,300	3,399,314
QBE Insurance Group Ltd.	1,574,906	15,191,352
Ramsay Health Care Ltd.	194,232	6,445,397
REA Group Ltd.	55,410	5,907,691
Reece Ltd.	237,036	3,118,264
Rio Tinto Ltd.	392,171	28,403,536
Santos Ltd.	3,430,927	16,976,340
Scentre Group	5,483,822	9,720,399
SEEK Ltd.	376,640	5,623,121
Sonic Healthcare Ltd.	470,919	9,787,667
South32 Ltd.	4,811,906	10,492,346
Stockland	2,502,617	6,835,018
Suncorp Group Ltd.	1,336,299	11,720,809
Telstra Corp. Ltd.	4,265,506	11,065,219
Transurban Group	3,253,782	27,858,165
Treasury Wine Estates Ltd.	766,716	5,774,026
Vicinity Ltd.	4,056,563	4,893,233
Washington H Soul Pattinson & Co. Ltd.	245,983	5,240,375
Wesfarmers Ltd.	1,199,484	41,747,319
Westpac Banking Corp.	3,710,901	52,499,678
WiseTech Global Ltd.	175,426	7,869,398
Woodside Energy Group Ltd.	2,005,744	47,881,590
Woolworths Group Ltd.	1,286,898	31,712,882

Security	Shares	Value

Australia (continued)
Xero Ltd.(a)	151,447	$12,258,666

		1,185,271,337

Hong Kong — 20.7%
AIA Group Ltd.	12,204,014	110,424,991
BOC Hong Kong Holdings Ltd.	3,906,000	10,851,997
Budweiser Brewing Co. APAC Ltd.(b)	1,805,000	3,908,634
CK Asset Holdings Ltd.	2,087,232	11,516,856
CK Hutchison Holdings Ltd.	2,837,732	15,465,624
CK Infrastructure Holdings Ltd.	664,208	3,357,315
CLP Holdings Ltd.	1,733,000	13,589,367
ESR Group Ltd.(b)	2,317,600	3,477,620
Futu Holdings Ltd., ADR(a)(c)	58,859	3,507,996
Galaxy Entertainment Group Ltd.(a)	2,305,000	15,235,362
Hang Lung Properties Ltd.	1,885,736	2,511,541
Hang Seng Bank Ltd.	807,100	10,285,774
Henderson Land Development Co. Ltd.	1,524,442	4,186,335
HKT Trust & HKT Ltd., Class SS	3,979,338	4,240,644
Hong Kong & China Gas Co. Ltd.	11,832,253	8,696,259
Hong Kong Exchanges & Clearing Ltd.	1,272,700	49,327,552
Hongkong Land Holdings Ltd.(c)	1,182,100	4,193,580
Jardine Matheson Holdings Ltd.	168,600	8,015,785
Link REIT	2,678,263	13,278,923
MTR Corp. Ltd.	1,644,286	6,860,719
New World Development Co. Ltd.	1,588,480	3,372,943
Power Assets Holdings Ltd.	1,469,500	7,233,657
Sands China Ltd.(a)	2,567,600	8,685,418
Sino Land Co. Ltd.	3,872,800	4,436,207
SITC International Holdings Co. Ltd.	1,421,000	2,650,321
Sun Hung Kai Properties Ltd.	1,533,500	17,262,098
Swire Pacific Ltd., Class A	463,500	3,821,735
Swire Properties Ltd.	1,226,800	2,563,729
Techtronic Industries Co. Ltd.	1,453,707	14,337,454
WH Group Ltd.(b)	8,887,500	4,577,018
Wharf Real Estate Investment Co. Ltd.	1,773,600	7,391,619
Xinyi Glass Holdings Ltd.	1,774,000	2,616,999

		381,882,072

New Zealand — 1.7%
Auckland International Airport Ltd.(a)	1,327,356	6,180,150
EBOS Group Ltd.	160,691	3,636,059
Fisher & Paykel Healthcare Corp. Ltd.	612,593	8,273,511
Mercury NZ Ltd.	734,044	2,716,520
Meridian Energy Ltd.	1,354,051	4,331,357
Spark New Zealand Ltd.	1,949,008	5,896,351

		31,033,948

Singapore — 12.4%
CapitaLand Ascendas REIT	3,948,480	8,086,915
CapitaLand Integrated Commercial Trust	5,628,238	7,950,385
Capitaland Investment Ltd/Singapore	2,727,500	6,533,758
City Developments Ltd.	535,900	2,647,561
DBS Group Holdings Ltd.	1,914,000	47,110,504
Genting Singapore Ltd.	6,446,400	4,170,811
Grab Holdings Ltd., Class A(a)	1,980,197	7,465,343
Jardine Cycle & Carriage Ltd.	106,400	2,629,002
Keppel Corp. Ltd.	1,527,300	7,835,318
Mapletree Logistics Trust(c)	3,659,984	4,547,339
Mapletree Pan Asia Commercial Trust(c)	2,472,500	2,779,310
Oversea-Chinese Banking Corp. Ltd.	3,570,724	33,130,276
Sea Ltd., ADR(a)(c)	385,006	14,487,776
Seatrium Ltd.(a)	46,919,396	5,029,570

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Sembcorp Industries Ltd.	957,100	$3,788,882
Singapore Airlines Ltd.(c)	1,575,250	8,004,059
Singapore Exchange Ltd.	918,000	6,535,153
Singapore Technologies Engineering Ltd.	1,637,500	4,613,669
Singapore Telecommunications Ltd.	8,739,928	15,356,386
United Overseas Bank Ltd.	1,333,500	28,013,318
UOL Group Ltd.	501,100	2,460,129
Wilmar International Ltd.	2,041,400	5,706,304

		228,881,768

Total Long-Term Investments — 99.1% (Cost: $2,020,208,820)		1,827,069,125

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	9,542,211	9,545,074
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	820,000	820,000

Total Short-Term Securities — 0.6% (Cost: $10,361,716)		10,365,074

Total Investments — 99.7% (Cost: $2,030,570,536)		1,837,434,199

Other Assets Less Liabilities — 0.3%		5,233,475

Net Assets — 100.0%		$1,842,667,674

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$34,033,387	$—	$(24,498,808	)(a)	$20,522	$(10,027)	$9,545,074	9,542,211	$65,015	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	910,000	—	(90,000	)(a)	—	—	820,000	820,000	65,223		—

					$20,522	$(10,027)	$10,365,074		$130,238		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	95	09/21/23	$11,132	$109,158

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Pacific ex Japan ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
MSCI Singapore Index	228	09/28/23	$4,789	$36,027

				$145,185

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$145,185	$—	$—	$—	$145,185

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,600,536)	$—	$—	$—	$(1,600,536)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$255,673	$—	$—	$—	$255,673

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,507,974

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$25,461,115	$1,801,608,010	$—	$1,827,069,125
Short-Term Securities
Money Market Funds	10,365,074	—	—	10,365,074

	$35,826,189	$1,801,608,010	$—	$1,837,434,199

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$145,185	$—	$145,185

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments August 31, 2023	iShares® MSCI Singapore ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.6%
Singapore Technologies Engineering Ltd.	4,543,000	$12,799,938

Banks — 44.7%
DBS Group Holdings Ltd.	3,898,100	95,946,425
Oversea-Chinese Banking Corp. Ltd.	7,166,050	66,488,817
United Overseas Bank Ltd.	2,648,900	55,646,403

		218,081,645

Capital Markets — 3.4%
Singapore Exchange Ltd.	2,321,700	16,527,956

Diversified Telecommunication Services — 4.4%
Singapore Telecommunications Ltd.	12,308,968	21,627,324

Entertainment — 4.2%
Sea Ltd., ADR(a)(b)	548,625	20,644,759

Food Products — 3.1%
Wilmar International Ltd.	5,404,800	15,107,981

Ground Transportation — 3.9%
Grab Holdings Ltd., Class A(a)	5,084,115	19,167,114

Hotels, Restaurants & Leisure — 2.4%
Genting Singapore Ltd.	17,886,242	11,572,370

Industrial Conglomerates — 5.8%
Jardine Cycle & Carriage Ltd.	342,500	8,462,719
Keppel Corp. Ltd.	3,849,600	19,749,127

		28,211,846

Industrial REITs — 6.7%
CapitaLand Ascendas REIT	9,814,194	20,100,532
Mapletree Logistics Trust	10,160,613	12,624,031

		32,724,563

Machinery — 2.8%
Seatrium Ltd.(a)	128,772,215	13,803,863

Multi-Utilities — 1.6%
Sembcorp Industries Ltd.	1,924,800	7,619,727

Security	Shares	Value

Passenger Airlines — 4.1%
Singapore Airlines Ltd.(b)	3,905,167	$19,842,684

Real Estate Management & Development — 5.3%
Capitaland Investment Ltd/Singapore	3,960,100	9,486,465
City Developments Ltd.(b)	1,719,000	8,492,551
UOL Group Ltd.	1,657,700	8,138,408

		26,117,424

Retail REITs — 4.4%
CapitaLand Integrated Commercial Trust	8,912,694	12,589,971
Mapletree Pan Asia Commercial Trust	7,866,400	8,842,533

		21,432,504

Total Long-Term Investments — 99.4% (Cost: $493,244,780)		485,281,698

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)(e)	2,784,337	2,785,173
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	420,000	420,000

Total Short-Term Securities — 0.7% (Cost: $3,204,966)		3,205,173

Total Investments — 100.1% (Cost: $496,449,746)		488,486,871

Liabilities in Excess of Other Assets — (0.1)%		(447,286)

Net Assets — 100.0%		$488,039,585

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$52,770,952	$—		$(49,980,652	)(a)	$13,219	$(18,346)	$2,785,173	2,784,337	$95,469	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	180,000	240,000	(a)	—		—	—	420,000	420,000	23,002		—

						$13,219	$(18,346)	$3,205,173		$118,471		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Singapore ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	105	09/28/23	$2,206	$17,762

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	HSBC Bank PLC	(b)	02/10/28	$112,400	$(489	)(c)	$111,938	0.0%

						$(489)		$111,938

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(27) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	55 basis points
Benchmarks:	SGD - Overnight Rate Average (SORA)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Singapore ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks
Capital Markets
Singapore Exchange Ltd.	15,700	$111,938	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$111,938

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$—	$(489)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$17,762	$—	$—	$—	$17,762

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$489	$—	$—	$—	$489

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(649,848)	$—	$—	$—	$(649,848)
Swaps	—	—	597	—	—	—	597

	$—	$—	$(649,251)	$—	$—	$—	$(649,251)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$103,562	$—	$—	$—	$103,562
Swaps	—	—	(489)	—	—	—	(489)

	$—	$—	$103,073	$—	$—	$—	$103,073

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,230,861
Total return swaps:
Average notional value	$180,146

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Singapore ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$17,762	$—
Swaps - OTC	—	489

Total derivative assets and liabilities in the Statement of Assets and Liabilities	17,762	489
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(17,762)	—

Total derivative assets and liabilities subject to an MNA	—	489

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
HSBC Bank PLC	$489	$ —	$ —	$ —	$489

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$39,811,873	$445,469,825	$—	$485,281,698
Short-Term Securities
Money Market Funds	3,205,173	—	—	3,205,173

	$43,017,046	$445,469,825	$—	$488,486,871

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$17,762	$—	$17,762
Liabilities
Equity Contracts	—	(489)	—	(489)

	$—	$17,273	$—	17,273

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments August 31, 2023	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobile Components — 0.5%
Cheng Shin Rubber Industry Co. Ltd.	12,210,670	$15,168,822

Banks — 11.2%
Chang Hwa Commercial Bank Ltd.	34,200,700	18,560,573
CTBC Financial Holding Co. Ltd.	70,757,325	52,885,691
E.Sun Financial Holding Co. Ltd.(a)	58,003,952	44,483,852
First Financial Holding Co. Ltd.	47,614,076	39,296,862
Hua Nan Financial Holdings Co. Ltd.	43,059,387	27,707,125
Mega Financial Holding Co. Ltd.(a)	45,620,665	51,342,519
Shanghai Commercial & Savings Bank Ltd. (The)	19,226,218	25,714,823
SinoPac Financial Holdings Co. Ltd.	54,160,250	29,070,333
Taishin Financial Holding Co. Ltd.(a)	55,928,619	31,224,890
Taiwan Business Bank	20,399,104	8,535,895
Taiwan Cooperative Financial Holding Co. Ltd.	45,756,829	37,707,594

		366,530,157

Biotechnology — 0.3%
PharmaEssentia Corp.(a)(b)	774,000	8,692,125

Broadline Retail — 0.2%
momo.com Inc(a)	291,180	4,749,352

Chemicals — 3.3%
Formosa Chemicals & Fibre Corp.(a)	14,677,610	28,564,510
Formosa Plastics Corp.(a)	15,776,518	39,384,690
Nan Ya Plastics Corp.(a)	19,365,938	40,191,800

		108,141,000

Communications Equipment — 1.2%
Accton Technology Corp.(a)	2,703,000	40,313,457

Construction Materials — 1.3%
Asia Cement Corp.	13,503,136	16,914,542
Taiwan Cement Corp.(a)	24,202,645	26,533,799

		43,448,341

Consumer Staples Distribution & Retail — 0.7%
President Chain Store Corp.	2,892,215	24,252,830

Diversified Telecommunication Services — 1.6%
Chunghwa Telecom Co. Ltd.	14,740,648	53,742,178

Electrical Equipment — 0.8%
Voltronic Power Technology Corp.	263,000	11,936,920
Walsin Lihwa Corp.(a)	10,424,178	12,397,505
Ya Hsin Industrial Co. Ltd.(c)	6,845,461	2

		24,334,427

Electronic Equipment, Instruments & Components — 13.1%
AUO Corp.(a)	33,490,664	18,701,603
Delta Electronics Inc.(a)	7,417,180	80,156,667
E Ink Holdings Inc.	3,558,000	20,336,859
Hon Hai Precision Industry Co. Ltd.	43,855,296	146,421,532
Innolux Corp.	40,865,399	18,511,242
Largan Precision Co. Ltd.	432,794	27,797,990
Nan Ya Printed Circuit Board Corp.(a)	1,477,000	11,155,189
Pacific Electric Wire & Cable Co. Ltd.(c)	197	—
Synnex Technology International Corp.(a)	8,657,364	16,593,286
Unimicron Technology Corp.(a)	5,677,000	32,848,706
WPG Holdings Ltd.(a)	11,881,604	20,446,395
Yageo Corp.(a)	1,643,767	24,970,892
Zhen Ding Technology Holding Ltd.(a)	4,344,072	13,151,050

		431,091,411

Security	Shares	Value

Financial Services — 2.1%
Chailease Holding Co. Ltd.(a)	6,290,790	$35,067,430
Yuanta Financial Holding Co. Ltd.	45,929,490	35,144,008

		70,211,438

Food Products — 1.3%
Uni-President Enterprises Corp.	19,283,189	42,754,992

Household Durables — 0.4%
Nien Made Enterprise Co. Ltd.	1,305,000	12,230,656

Industrial Conglomerates — 0.5%
Far Eastern New Century Corp.(a)	19,645,843	17,342,336

Insurance — 4.8%
Cathay Financial Holding Co. Ltd.(a)	35,042,798	50,105,477
China Development Financial Holding Corp.(a)(b)	72,073,587	26,777,280
Fubon Financial Holding Co. Ltd.	29,511,823	58,851,356
Shin Kong Financial Holding Co. Ltd.(a)(b)	77,037,273	22,880,226

		158,614,339

Leisure Products — 0.4%
Giant Manufacturing Co. Ltd.(a)	2,103,372	12,911,411

Machinery — 0.7%
Airtac International Group	763,826	22,003,045

Marine Transportation — 0.8%
Evergreen Marine Corp. Taiwan Ltd.(a)	4,353,013	14,537,010
Wan Hai Lines Ltd.(a)	2,894,000	4,107,908
Yang Ming Marine Transport Corp.(a)	6,504,000	8,614,811

		27,259,729

Metals & Mining — 1.2%
China Steel Corp.(a)	48,944,977	40,710,087

Oil, Gas & Consumable Fuels — 0.5%
Formosa Petrochemical Corp.(a)	6,654,950	16,575,431

Passenger Airlines — 0.5%
China Airlines Ltd.(a)	11,151,000	7,903,453
Eva Airways Corp.(a)	9,614,000	9,488,067

		17,391,520

Real Estate Management & Development — 0.4%
Ruentex Development Co. Ltd.(b)	12,358,188	14,277,012

Semiconductors & Semiconductor Equipment — 34.8%
ASE Technology Holding Co. Ltd.	12,909,432	47,781,272
eMemory Technology Inc.	289,000	16,371,787
Global Unichip Corp.	109,000	4,960,907
Globalwafers Co. Ltd.(a)	1,171,000	16,816,850
MediaTek Inc.	5,368,175	118,386,785
Nanya Technology Corp.(a)	7,892,000	16,444,319
Novatek Microelectronics Corp.(a)	2,591,544	32,396,618
Parade Technologies Ltd.(a)	293,000	8,226,120
Powerchip Semiconductor Manufacturing Corp.(a)	10,712,000	9,342,178
Realtek Semiconductor Corp.(a)	2,160,063	28,228,464
Silergy Corp.(a)	1,436,000	12,837,763
Taiwan Semiconductor Manufacturing Co. Ltd.	43,018,882	739,191,340
United Microelectronics Corp.(a)	43,254,501	61,756,541
Vanguard International Semiconductor Corp.(a)	5,236,000	11,195,204
Winbond Electronics Corp.(a)(b)	21,037,000	17,325,089

		1,141,261,237

Specialty Retail — 0.9%
Hotai Motor Co. Ltd.	1,430,500	30,427,502

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 12.1%
Acer Inc.(a)	18,673,737	$21,410,921
Advantech Co. Ltd.	2,261,021	24,331,593
Asustek Computer Inc.	3,206,857	40,403,159
Catcher Technology Co. Ltd.(a)	3,591,743	20,321,905
Compal Electronics Inc.(a)	24,776,554	24,738,038
Gigabyte Technology Co. Ltd.	858,000	9,187,132
Inventec Corp.(a)	17,484,868	30,802,212
Lite-On Technology Corp.(a)	10,076,071	43,075,842
Micro-Star International Co. Ltd.	4,238,000	21,192,359
Pegatron Corp.	9,640,037	23,573,425
Quanta Computer Inc.(a)	10,857,240	86,062,579
Wistron Corp.(a)	6,552,000	23,953,147
Wiwynn Corp.(a)	579,000	28,217,256

		397,269,568

Textiles, Apparel & Luxury Goods — 1.6%
Eclat Textile Co. Ltd.	1,274,601	20,306,653
Feng TAY Enterprise Co. Ltd.	3,325,916	17,504,236
Pou Chen Corp.	15,436,103	13,850,315

		51,661,204

Transportation Infrastructure — 0.5%
Taiwan High Speed Rail Corp.	15,781,000	14,726,193

Wireless Telecommunication Services — 1.4%
Far EasTone Telecommunications Co. Ltd.	9,140,259	20,273,371
Taiwan Mobile Co. Ltd.	8,234,609	24,091,090

		44,364,461

Total Long-Term Investments — 99.1% (Cost: $1,212,245,545)		3,252,456,261

Security	Shares	Value

Short-Term Securities

Money Market Funds — 14.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	460,726,758	$460,864,976
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	4,050,000	4,050,000

Total Short-Term Securities — 14.2% (Cost: $464,881,697)		464,914,976

Total Investments — 113.3% (Cost: $1,677,127,242)		3,717,371,237

Liabilities in Excess of Other Assets — (13.3)%		(435,379,676)

Net Assets — 100.0%		$3,281,991,561

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$407,562,083	$53,260,110	(a)	$—	$135,548	$(92,765)	$460,864,976	460,726,758	$5,594,885	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,220,000	830,000	(a)	—	—	—	4,050,000	4,050,000	402,396		4

					$135,548	$(92,765)	$464,914,976		$5,997,281		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE Taiwan Index	513	09/27/23	$29,323	$91,316

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Taiwan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$91,316	$—	$—	$—	$91,316

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,615,333	$—	$—	$—	$1,615,333
Forward foreign currency exchange contracts	—	—	—	(428)	—	—	(428)

	$—	$—	$1,615,333	$(428)	$—	$—	$1,614,905

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$587,081	$—	$—	$—	$587,081

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,499,692

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$3,252,456,259	$2	$3,252,456,261
Short-Term Securities
Money Market Funds	464,914,976	—	—	464,914,976

	$464,914,976	$3,252,456,259	$2	$3,717,371,237

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$91,316	$—	$91,316

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
JWD Infologistics PCL, NVDR(a)	645,900	$289,432
Kerry Express Thailand PCL, NVS(a)(b)	764,500	182,169

		471,601

Automobile Components — 0.2%
Sri Trang Agro-Industry PCL, NVDR	1,578,545	657,771

Banks — 5.1%
Kasikornbank PCL, NVDR	1,041,300	3,878,984
Kiatnakin Phatra Bank PCL, NVDR	377,473	646,492
Krung Thai Bank PCL, NVDR	6,142,500	3,383,754
SCB X PCL, NVS	1,479,900	4,984,101
Thanachart Capital PCL, NVDR	460,900	671,153
TMBThanachart Bank PCL, NVDR	42,572,900	2,078,951

		15,643,435

Beverages — 1.2%
Carabao Group PCL, NVDR(a)	615,300	1,510,902
Osotspa PCL, NVDR	2,376,300	2,035,086

		3,545,988

Broadline Retail — 1.2%
Central Retail Corp. PCL, NVDR	3,180,834	3,741,957

Building Products — 0.1%
Dynasty Ceramic PCL, NVDR	7,208,340	411,699

Capital Markets — 0.6%
Bangkok Commercial Asset Management PCL, NVDR	3,125,100	1,061,018
Beyond Securities PC, NVDR(a)(b)	2,987,900	780,028

		1,841,046

Chemicals — 2.5%
Eastern Polymer Group PCL, NVDR	1,492,200	304,630
Indorama Ventures PCL, NVDR	2,961,110	2,450,666
PTT Global Chemical PCL, NVDR	3,963,307	4,211,590
TOA Paint Thailand PCL, NVDR	1,070,100	809,554

		7,776,440

Construction & Engineering — 0.8%
CH Karnchang PCL, NVDR(a)	1,935,600	1,270,946
PSG Corp. PCL, NVS(b)	22,851,600	652,576
Sino-Thai Engineering & Construction PCL, NVDR(a)	1,884,328	645,300

		2,568,822

Construction Materials — 4.5%
Siam Cement PCL (The), NVDR	1,371,300	12,250,936
Siam City Cement PCL, NVDR	159,400	630,453
Tipco Asphalt PCL, NVDR	1,118,300	549,290
TPI Polene PCL, NVDR	10,129,100	439,526

		13,870,205

Consumer Finance — 3.3%
AEON Thana Sinsap Thailand PCL, NVDR(a)	153,500	766,764
Asia Sermkij Leasing PCL, NVDR(a)	374,800	278,093
JMT Network Services PCL, NVDR(a)	1,154,700	1,532,590
Krungthai Card PCL, NVDR	1,813,100	2,509,764
Muangthai Capital PCL, NVDR	1,304,500	1,516,143
Ngern Tid Lor PCL, NVDR(a)	2,222,600	1,496,683
Ratchthani Leasing PCL, NVDR(a)	3,534,227	342,911
Srisawad Corp. PCL, NVDR(a)	1,207,060	1,756,027

		10,198,975

Consumer Staples Distribution & Retail — 8.0%
Berli Jucker PCL, NVDR	1,761,400	1,696,697
CP ALL PCL, NVDR	10,265,100	19,114,700

Security	Shares	Value

Consumer Staples Distribution & Retail (continued)
CP Axtra PCL(a)	3,720,100	$3,847,754

		24,659,151

Containers & Packaging — 0.9%
SCG Packaging PCL, NVDR	2,264,100	2,649,172

Diversified Consumer Services — 0.1%
SISB PCL	412,300	444,227

Diversified Telecommunication Services — 1.4%
Jasmine International PCL, NVDR(b)	6,779,168	387,187
Thaicom PCL, NVDR(a)	977,200	401,222
True Corp. PCL	18,222,948	3,587,386

		4,375,795

Electronic Equipment, Instruments & Components — 7.4%
Delta Electronics Thailand PCL, NVDR	5,482,300	16,966,847
Ditto Thailand PCL, NVDR(a)	290,360	275,570
Forth Corp. PCL, NVDR(a)	411,100	410,558
Hana Microelectronics PCL, NVDR	990,500	1,758,240
Jay Mart PCL, NVDR	1,164,800	797,006
KCE Electronics PCL, NVDR(a)	1,454,700	2,115,589
Nex Point Parts PCL, NVDR(a)(b)	1,244,000	489,787

		22,813,597

Entertainment — 0.3%
Major Cineplex Group PCL, NVDR(a)	1,036,900	429,182
One Enterprise Public Co. Ltd. (The), NVDR	1,465,200	206,517
RS PCL, NVDR(a)	899,720	372,439

		1,008,138

Financial Services — 0.1%
Sabuy Technology PCL, NVDR(a)	1,295,200	299,544

Food Products — 3.6%
Betagro PCL, NVS(a)	1,189,200	849,004
Charoen Pokphand Foods PCL, NVDR(a)	6,812,400	4,026,604
GFPT PCL, NVDR(a)	772,600	240,467
Ichitan Group PCL, NVDR	1,150,000	567,899
I-TAIL Corp. PCL, NVS	1,315,700	777,754
Khon Kaen Sugar Industry PCL, NVDR(a)	4,247,978	385,815
R&B Food Supply PCL, NVDR(a)	879,600	286,232
Sappe PCL	189,700	541,607
Srinanaporn Marketing PCL, NVDR(a)	851,300	548,934
Thai Union Group PCL, NVDR	5,033,400	2,054,941
Thai Vegetable Oil PCL, NVDR	713,688	476,766
Thaifoods Group PCL, NVDR	1,997,000	224,702

		10,980,725

Ground Transportation — 0.9%
BTS Group Holdings PCL, NVDR	13,889,400	2,913,856

Health Care Equipment & Supplies — 0.1%
Sri Trang Gloves Thailand PCL, NVDR(a)	1,788,100	370,048

Health Care Providers & Services — 9.0%
Bangkok Chain Hospital PCL, NVDR	2,192,025	1,207,274
Bangkok Dusit Medical Services PCL, NVDR	19,556,900	15,632,666
Bumrungrad Hospital PCL, NVDR	1,048,076	7,747,925
Chularat Hospital PCL, NVDR	8,826,500	802,922
Ramkhamhaeng Hospital PCL, NVDR	527,400	659,572
Thonburi Healthcare Group PCL, NVDR	595,900	1,114,627
Vibhavadi Medical Center PCL, NVDR(a)	8,473,100	556,525

		27,721,511

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.2%
Asset World Corp. PCL, NVDR	14,065,200	$1,749,847
Central Plaza Hotel PCL, NVDR(a)(b)	830,700	1,132,383
Erawan Group PCL (The), NVDR(b)	4,406,700	698,428
Minor International PCL, NVDR	5,769,510	5,474,263
MK Restaurants Group PCL, NVDR	492,600	668,032

		9,722,953

Independent Power and Renewable Electricity Producers — 7.4%
Absolute Clean Energy PCL, NVDR(a)(b)	4,598,700	232,171
B Grimm Power PCL, NVDR	1,604,000	1,557,626
Banpu Power PCL, NVDR	1,071,600	458,669
BCPG PCL, NVDR	2,056,750	598,371
CK Power PCL, NVDR	3,623,960	378,412
Electricity Generating PCL, NVDR	416,500	1,586,197
Energy Absolute PCL, NVDR(a)	2,950,800	5,328,115
Global Power Synergy PCL, NVDR	1,239,300	1,864,774
Gulf Energy Development PCL, NVDR(a)	5,156,800	7,065,871
Gunkul Engineering PCL, NVDR(a)	7,012,022	719,853
Ratch Group PCL, NVDR	1,911,800	1,938,125
SPCG PCL, NVDR	843,000	305,736
Super Energy Corp. PCL, NVDR(b)	26,332,250	383,420
TPI Polene Power PCL, NVDR(a)	4,493,500	436,293

		22,853,633

Industrial Conglomerates — 0.1%
Thoresen Thai Agencies PCL, NVDR(a)	2,112,300	373,982

Insurance — 0.5%
Bangkok Life Assurance PCL, NVDR(a)	1,047,400	732,814
Dhipaya Group Holdings PCL, NVDR	522,400	618,862
TQM Corp. PCL, NVDR	369,200	321,347

		1,673,023

Marine Transportation — 0.3%
Precious Shipping PCL, NVDR	1,360,700	355,724
Regional Container Lines PCL, NVDR(a)	665,000	409,956

		765,680

Media — 0.6%
BEC World PCL, NVDR(a)	1,426,500	356,347
Plan B Media PCL, NVDR	3,385,460	903,669
VGI PCL, NVDR	6,888,050	581,846

		1,841,862

Oil, Gas & Consumable Fuels — 13.0%
Bangchak Corp. PCL, NVDR	1,815,500	2,007,581
Banpu PCL, NVDR(a)	13,376,300	3,282,776
Esso Thailand PCL, NVDR	2,142,000	599,555
IRPC PCL, NVDR	17,962,100	1,200,060
Prima Marine PCL, NVDR(a)	1,783,100	323,071
PTT Exploration & Production PCL, NVDR(a)	2,442,784	11,059,038
PTT Public Company Ltd., NVDR	17,575,000	17,437,587
Siamgas & Petrochemicals PCL, NVDR	980,700	235,344
Star Petroleum Refining PCL, NVDR	3,044,600	795,677
Thai Oil PCL, NVDR	2,159,900	3,176,690

		40,117,379

Passenger Airlines — 0.4%
Asia Aviation PCL, NVDR(a)(b)	6,507,147	534,946
Bangkok Airways PCL, NVDR(b)	1,310,600	647,054

		1,182,000

Pharmaceuticals — 0.3%
Mega Lifesciences PCL, NVDR	621,900	776,978

Security	Shares	Value

Real Estate Management & Development — 6.8%
Amata Corp. PCL, NVDR	1,415,200	$1,029,910
AP Thailand PCL, NVDR	3,871,386	1,403,503
Bangkok Land PCL, NVDR(b)	20,137,400	460,053
Central Pattana PCL, NVDR	3,550,500	6,965,364
Land & Houses PCL, NVDR	14,705,500	3,484,077
MBK PCL, NVDR	1,548,900	818,016
Origin Property PCL, NVDR	1,294,300	391,605
Pruksa Holding PCL, NVDR	955,900	365,599
Quality Houses PCL, NVDR	13,185,232	873,300
Sansiri PCL, NVDR	22,617,937	1,316,745
SC Asset Corp. PCL, NVDR	2,616,704	346,480
Singha Estate PCL, NVDR	1,348,400	45,789
Supalai PCL, NVDR	2,231,800	1,382,394
WHA Corp. PCL, NVDR	14,452,240	2,144,638

		21,027,473

Specialty Retail — 3.4%
Aurora Design PCL, NVDR	703,600	347,842
Com7 PCL, NVDR	1,898,700	1,748,642
Dohome PCL, NVDR(a)	1,847,241	611,188
Home Product Center PCL, NVDR	10,404,073	4,066,977
PTG Energy PCL, NVDR	1,631,900	498,499
PTT Oil & Retail Business PCL, NVDR	5,274,100	3,071,128

		10,344,276

Transportation Infrastructure — 6.3%
Airports of Thailand PCL, NVDR(b)	7,534,400	15,592,807
Bangkok Aviation Fuel Services PCL, NVDR(a)	448,300	383,955
Bangkok Expressway & Metro PCL, NVDR	13,435,653	3,318,392

		19,295,154

Water Utilities — 0.3%
TTW PCL, NVDR(a)	2,490,166	629,342
WHA Utilities and Power PCL, NVDR(a)	2,021,600	228,615

		857,957

Wireless Telecommunication Services — 5.3%
Advanced Info Service PCL, NVDR	2,091,519	12,894,217
Intouch Holdings PCL, NVDR	1,691,200	3,511,738

		16,405,955

Total Long-Term Investments — 99.4% (Cost: $388,401,536)		306,202,008

Short-Term Securities

Money Market Funds — 6.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)(e)	17,589,507	17,594,784
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	900,000	900,000

Total Short-Term Securities — 6.0% (Cost: $18,487,970)		18,494,784

Total Investments — 105.4% (Cost: $406,889,506)		324,696,792

Liabilities in Excess of Other Assets — (5.4)%		(16,609,755)

Net Assets — 100.0%		$308,087,037

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Thailand ETF

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$26,494,555	$—		$(8,899,344	)(a)	$6,820	$(7,247)	$17,594,784	17,589,507	$1,897,927	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	600,000	300,000	(a)	—		—	—	900,000	900,000	20,562		—

						$6,820	$(7,247)	$18,494,784		$1,918,489		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	30	09/15/23	$1,469	$(9,712)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$9,712	$—	$—	$—	$9,712

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(187,614)	$—	$—	$—	$(187,614)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$28,683	$—	$—	$—	$28,683

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,067,626

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Thailand ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$11,499,347	$294,702,661	$—	$306,202,008
Short-Term Securities
Money Market Funds	18,494,784	—	—	18,494,784

	$29,994,131	$294,702,661	$—	$324,696,792

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(9,712)	$—	$—	$(9,712)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$622,630,094	$118,932,529	$257,559,910	$1,827,069,125
Investments, at value — affiliated(c)	8,385,583	2,432,293	876,494	10,365,074
Cash	9,039	4,077	3,778	256,744
Cash pledged for futures contracts	324,500	—	8,000	—
Foreign currency collateral pledged for futures contracts(d)	—	11,829	—	1,137,350
Foreign currency, at value(e)	91,352	81,573	87,207	5,879,849
Receivables:
Investments sold	3,757,774	1,634,265	2,607,343	5,317,050
Securities lending income — affiliated	308	2,620	1,586	4,250
Swaps	144	—	—	—
Capital shares sold	7,868,879	—	—	—
Dividends — unaffiliated	3,812,768	291,811	134,299	10,830,653
Dividends — affiliated	3,903	156	1,062	2,245
Tax reclaims	—	640	—	—
Variation margin on futures contracts	—	2,823	—	—

Total assets	646,884,344	123,394,616	261,279,679	1,860,862,340

LIABILITIES
Cash received for futures contracts	—	—	—	47,938
Collateral on securities loaned, at value	7,695,583	2,382,536	609,655	9,575,819
Payables:
Investments purchased	10,536,036	1,629,829	2,717,451	7,806,959
Investment advisory fees	264,419	49,260	107,939	757,012
Variation margin on futures contracts	36,168	—	3,280	6,938
Unrealized depreciation on OTC swaps	20,319	—	—	—

Total liabilities	18,552,525	4,061,625	3,438,325	18,194,666

Commitments and contingent liabilities

NET ASSETS	$628,331,819	$119,332,991	$257,841,354	$1,842,667,674

NET ASSETS CONSIST OF
Paid-in capital	$1,401,721,482	$146,410,384	$330,744,772	$2,747,338,627
Accumulated loss	(773,389,663)	(27,077,393)	(72,903,418)	(904,670,953)

NET ASSETS	$628,331,819	$119,332,991	$257,841,354	$1,842,667,674

NET ASSET VALUE
Shares outstanding	34,575,000	1,700,000	12,225,000	44,700,000

Net asset value	$18.17	$70.20	$21.09	$41.22

Shares authorized	375 million	500 million	300 million	1 billion

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$852,331,838	$129,332,744	$178,208,165	$2,020,208,820
(b) Securities loaned, at value	$7,408,428	$2,269,042	$582,242	$9,225,809
(c) Investments, at cost — affiliated	$8,385,583	$2,432,400	$876,397	$10,361,716
(d) Foreign currency collateral pledged, at cost	$—	$12,026	$—	$1,155,994
(e) Foreign currency, at cost	$91,833	$81,704	$87,642	$5,856,213

F I N A N C I A L S T A T E M E N T S	51

Statements of Assets and Liabilities (continued)

August 31, 2023

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$485,281,698	$3,252,456,261	$306,202,008
Investments, at value — affiliated(c)	3,205,173	464,914,976	18,494,784
Cash	2,416	4,221	1,543
Cash pledged for futures contracts	—	1,448,000	44,000
Foreign currency collateral pledged for futures contracts(d)	281,180	—	—
Foreign currency, at value(e)	4,338,685	17,477,314	285,265
Receivables:
Investments sold	36,033,907	28,595,789	5,739,217
Securities lending income — affiliated	783	531,707	114,868
Dividends — unaffiliated	1,084,134	12,140,286	910,884
Dividends — affiliated	1,368	18,076	2,076
Variation margin on futures contracts	40,431	—	—

Total assets	530,269,775	3,777,586,630	331,794,645

LIABILITIES
Collateral on securities loaned, at value	2,776,399	461,025,285	17,599,630
Payables:
Investments purchased	39,244,671	31,643,039	5,937,904
Foreign taxes	—	878,810	—
Investment advisory fees	208,631	1,763,874	150,424
Variation margin on futures contracts	—	284,061	19,650
Unrealized depreciation on OTC swaps	489	—	—

Total liabilities	42,230,190	495,595,069	23,707,608

Commitments and contingent liabilities

NET ASSETS	$488,039,585	$3,281,991,561	$308,087,037

NET ASSETS CONSIST OF
Paid-in capital	$843,263,089	$1,035,539,895	$532,588,678
Accumulated earnings (loss)	(355,223,504)	2,246,451,666	(224,501,641)

NET ASSETS	$488,039,585	$3,281,991,561	$308,087,037

NET ASSETVALUE

Shares outstanding	26,300,000	71,700,000	4,450,000

Net asset value	$18.56	$45.77	$69.23

Shares authorized	300 million	900 million	200 million

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$493,244,780	$1,212,245,545	$388,401,536
(b) Securities loaned, at value	$2,673,175	$425,774,082	$13,985,559
(c) Investments, at cost — affiliated	$3,204,966	$464,881,697	$18,487,970
(d) Foreign currency collateral pledged, at cost	$284,335	$—	$—
(e) Foreign currency, at cost	$4,326,883	$17,459,048	$285,181

See notes to financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

INVESTMENT INCOME
Dividends — unaffiliated	$27,681,636	$1,919,174	$9,266,824	$99,380,936
Dividends — affiliated	57,061	1,523	13,371	65,223
Securities lending income — affiliated — net	21,579	21,108	67,012	65,015
Foreign taxes withheld	—	(191,414)	—	(862,146)

Total investment income	27,760,276	1,750,391	9,347,207	98,649,028

EXPENSES
Investment advisory	3,715,240	383,936	1,171,857	9,921,715
Commitment costs	—	—	2,810	—

Total expenses	3,715,240	383,936	1,174,667	9,921,715

Net investment income	24,045,036	1,366,455	8,172,540	88,727,313

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(55,931,750)	(1,361,485)	(5,820,114)	(43,879,416)
Investments — affiliated	2,575	(138)	16,742	20,522
Capital gain distributions from underlying funds — affiliated	1	—	—	—
Foreign currency transactions	30,542	(34,731)	(120,008)	(1,487,176)
Futures contracts	(334,439)	138,546	25,649	(1,600,536)
In-kind redemptions — unaffiliated(a)	5,090,129	—	—	79,658,804
Swaps	1,172,830	—	—	—

	(49,970,112)	(1,257,808)	(5,897,731)	32,712,198

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(35,019,286)	9,911,639	(10,152,348)	(70,778,183)
Investments — affiliated	—	(107)	97	(10,027)
Foreign currency translations	(183)	1,784	4,111	159,414
Futures contracts	52,282	3,931	(3,772)	255,673
Swaps	(20,319)	—	—	—

	(34,987,506)	9,917,247	(10,151,912)	(70,373,123)

Net realized and unrealized gain (loss)	(84,957,618)	8,659,439	(16,049,643)	(37,660,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(60,912,582)	$10,025,894	$(7,877,103)	$51,066,388

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations (continued)

Year Ended August 31, 2023

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

INVESTMENT INCOME
Dividends — unaffiliated	$24,843,704	$151,470,145	$9,298,149
Dividends — affiliated	23,002	402,396	20,562
Securities lending income — affiliated — net(a)	95,469	5,594,885	1,897,927
Foreign taxes withheld	(223,096)	(24,152,174)	(914,411)
Other foreign taxes	—	(1,925,353)	—

Total investment income	24,739,079	131,389,899	10,302,227

EXPENSES
Investment advisory	2,619,243	22,262,086	1,871,362
Commitment costs	—	44,517	—

Total expenses	2,619,243	22,306,603	1,871,362

Net investment income	22,119,836	109,083,296	8,430,865

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(89,075,479)	331,884,553	(16,900,258)
Investments — affiliated	13,219	135,548	6,820
Capital gain distributions from underlying funds — affiliated	—	4	—
Forward foreign currency exchange contracts	—	(428)	—
Foreign currency transactions	(42,333)	(3,292,180)	26,814
Futures contracts	(649,848)	1,615,333	(187,614)
In-kind redemptions — unaffiliated(b)	15,221,748	—	(8,410,278)
Swaps	597	—	—

	(74,532,096)	330,342,830	(25,464,516)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	88,744,336	(157,993,648)	11,069,895
Investments — affiliated	(18,346)	(92,765)	(7,247)
Foreign currency translations	42,076	298,694	26,766
Futures contracts	103,562	587,081	28,683
Swaps	(489)	—	—

	88,871,139	(157,200,638)	11,118,097

Net realized and unrealized gain (loss)	14,339,043	173,142,192	(14,346,419)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,458,879	$282,225,488	$(5,915,554)

(a) Net of securities lending income tax paid of	$—	$1,367,655	$—
(b) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,045,036	$23,509,272	$1,366,455	$1,326,492
Net realized loss	(49,970,112)	(39,866,499)	(1,257,808)	(4,386,210)
Net change in unrealized appreciation (depreciation)	(34,987,506)	(165,567,467)	9,917,247	(15,017,720)

Net increase (decrease) in net assets resulting from operations	(60,912,582)	(181,924,694)	10,025,894	(18,077,438)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(22,175,367)	(22,238,487)	(700,151)	(1,582,668)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(17,339,573)	(90,850,529)	47,638,207	8,692,269

NET ASSETS
Total increase (decrease) in net assets	(100,427,522)	(295,013,710)	56,963,950	(10,967,837)
Beginning of year	728,759,341	1,023,773,051	62,369,041	73,336,878

End of year	$628,331,819	$728,759,341	$119,332,991	$62,369,041

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,172,540	$9,403,534	$88,727,313	$83,246,279
Net realized gain (loss)	(5,897,731)	(18,111,963)	32,712,198	(96,016,513)
Net change in unrealized appreciation (depreciation)	(10,151,912)	(26,003,838)	(70,373,123)	(319,988,865)

Net increase (decrease) in net assets resulting from operations	(7,877,103)	(34,712,267)	51,066,388	(332,759,099)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,188,831)	(12,037,624)	(73,694,870)	(133,885,979)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	37,520,108	15,838,006	(269,711,578)	160,889,087

NET ASSETS
Total increase (decrease) in net assets	23,454,174	(30,911,885)	(292,340,060)	(305,755,991)
Beginning of year	234,387,180	265,299,065	2,135,007,734	2,440,763,725

End of year	$257,841,354	$234,387,180	$1,842,667,674	$2,135,007,734

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,119,836	$19,353,471	$109,083,296	$164,859,796
Net realized gain (loss)	(74,532,096)	(4,063,733)	330,342,830	479,013,440
Net change in unrealized appreciation (depreciation)	88,871,139	(119,586,079)	(157,200,638)	(1,899,409,530)

Net increase (decrease) in net assets resulting from operations	36,458,879	(104,296,341)	282,225,488	(1,255,536,294)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,446,994)	(34,423,217)	(610,656,019)	(190,635,508)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(78,461,229)	73,970,467	(139,729,366)	(2,358,740,941)

NET ASSETS
Total decrease in net assets	(65,449,344)	(64,749,091)	(468,159,897)	(3,804,912,743)
Beginning of year	553,488,929	618,238,020	3,750,151,458	7,555,064,201

End of year	$488,039,585	$553,488,929	$3,281,991,561	$3,750,151,458

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets (continued)

	iShares MSCI Thailand ETF
	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,430,865	$10,505,169
Net realized loss	(25,464,516)	(8,377,412)
Net change in unrealized appreciation (depreciation)	11,118,097	(42,097,798)

Net decrease in net assets resulting from operations	(5,915,554)	(39,970,041)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,677,615)	(12,119,104)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(12,854,550)	(25,114,292)

NET ASSETS
Total decrease in net assets	(26,447,719)	(77,203,437)
Beginning of year	334,534,756	411,738,193

End of year	$308,087,037	$334,534,756

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$20.46	$25.80	$22.91	$23.00	$24.18

Net investment income(a)	0.65	0.62	0.57	0.54	0.62
Net realized and unrealized gain (loss)(b)	(2.35)	(5.37)	2.92	(0.01)	(1.08)

Net increase (decrease) from investment operations	(1.70)	(4.75)	3.49	0.53	(0.46)

Distributions from net investment income(c)	(0.59)	(0.59)	(0.60)	(0.62)	(0.72)

Net asset value, end of year	$18.17	$20.46	$25.80	$22.91	$23.00

Total Return(d)
Based on net asset value	(8.56)%	(18.61)%	15.24%	2.46%	(2.00)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	3.25%	2.70%	2.26%	2.37%	2.52%

Supplemental Data
Net assets, end of year (000)	$628,332	$728,759	$1,023,773	$1,328,281	$1,424,663

Portfolio turnover rate(f)	20%	8%	21%	16%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$62.37	$81.49	$69.91	$68.75	$77.00

Net investment income(a)	1.18	1.33	1.04	1.21	1.37
Net realized and unrealized gain (loss)(b)	7.15	(18.87)	11.13	2.78	(7.90)

Net increase (decrease) from investment operations	8.33	(17.54)	12.17	3.99	(6.53)

Distributions from net investment income(c)	(0.50)	(1.58)	(0.59)	(2.83)	(1.72)

Net asset value, end of year	$70.20	$62.37	$81.49	$69.91	$68.75

Total Return(d)
Based on net asset value	13.37%	(21.70)%	17.41%	5.72%	(8.42)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	1.78%	1.87%	1.33%	1.75%	1.94%

Supplemental Data
Net assets, end of year (000)	$119,333	$62,369	$73,337	$62,921	$109,995

Portfolio turnover rate(f)	8%	16%	21%	10%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$22.48		$26.60		$26.51		$28.02		$32.87

Net investment income(a)	0.76		0.90		0.98		0.76		1.03
Net realized and unrealized loss(b)	(1.57)		(3.77)		(0.05)		(1.41)		(4.85)

Net increase (decrease) from investment operations	(0.81)		(2.87)		0.93		(0.65)		(3.82)

Distributions from net investment income(c)	(0.58)		(1.25)		(0.84)		(0.86)		(1.03)

Net asset value, end of year	$21.09		$22.48		$26.60		$26.51		$28.02

Total Return(d)
Based on net asset value	(3.56)%		(10.92)%		3.51%		(2.27)%		(11.69)%

Ratios to Average Net Assets(e)
Total expenses	0.50%		0.50%		0.50%		0.51%		0.49%

Net investment income	3.50%		3.68%		3.62%		2.86%		3.41%

Supplemental Data
Net assets, end of year (000)	$257,841		$234,387		$265,299		$341,922		$390,889

Portfolio turnover rate(f)	12	%(g)	48	%(g)	28	%(g)	58	%(g)	48	%(g)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	8%		11%		7%		16%		9%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$41.86	$51.17	$42.98	$44.17	$46.02

Net investment income(a)	1.82	1.69	1.30	1.29	1.74
Net realized and unrealized gain (loss)(b)	(0.94)	(8.28)	8.06	(0.98)	(1.58)

Net increase (decrease) from investment operations	0.88	(6.59)	9.36	0.31	0.16

Distributions from net investment income(c)	(1.52)	(2.72)	(1.17)	(1.50)	(2.01)

Net asset value, end of year	$41.22	$41.86	$51.17	$42.98	$44.17

Total Return(d)
Based on net asset value	2.00%	(13.22)%	21.82%	0.72%	0.56%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.47%	0.47%	0.48%	0.48%

Net investment income	4.28%	3.61%	2.66%	3.04%	3.89%

Supplemental Data
Net assets, end of year (000)	$1,842,668	$2,135,008	$2,440,764	$1,882,380	$2,266,116

Portfolio turnover rate(f)	7%	15%	9%	8%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$18.21	$23.03	$19.12	$22.83	$23.84

Net investment income(a)	0.80	0.67	0.63	0.76	0.91
Net realized and unrealized gain (loss)(b)	0.44	(4.21)	3.92	(3.57)	(1.02)

Net increase (decrease) from investment operations	1.24	(3.54)	4.55	(2.81)	(0.11)

Distributions from net investment income(c)	(0.89)	(1.28)	(0.64)	(0.90)	(0.90)

Net asset value, end of year	$18.56	$18.21	$23.03	$19.12	$22.83

Total Return(d)
Based on net asset value	6.84%	(15.92)%	23.91%	(12.84)%	(0.41)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.50%

Net investment income	4.25%	3.25%	2.87%	3.59%	3.86%

Supplemental Data
Net assets, end of year (000)	$488,040	$553,489	$618,238	$525,733	$513,651

Portfolio turnover rate(f)	25%	36%	17%	22%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$50.47		$64.79		$44.08	$34.94	$37.91

Net investment income(a)	1.31		1.60		1.22	1.05	0.92
Net realized and unrealized gain (loss)(b)	1.55		(14.16)		20.46	9.11	(2.89)

Net increase (decrease) from investment operations	2.86		(12.56)		21.68	10.16	(1.97)

Distributions(c)
From net investment income	(2.37)		(1.39)		(0.97)	(1.02)	(1.00)
From net realized gain	(5.19)		(0.37)		—	—	—

Total distributions	(7.56)		(1.76)		(0.97)	(1.02)	(1.00)

Net asset value, end of year	$45.77		$50.47		$64.79	$44.08	$34.94

Total Return(d)
Based on net asset value	7.17%		(19.96)%		49.79%	29.34%	(4.92)%

Ratios to Average Net Assets(e)
Total expenses	0.59%		0.58%		0.57%	0.59%	0.59%

Net investment income	2.89%		2.65%		2.16%	2.68%	2.70%

Supplemental Data
Net assets, end of year (000)	$3,281,992		$3,750,151		$7,555,064	$4,231,455	$2,662,495

Portfolio turnover rate(f)	34	%(g)	12	%(g)	12%	15%	7%

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	8%		12%		12%	14%	6%

See notes to financial statements.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Thailand ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$70.43	$79.95	$68.25	$90.53	$90.80

Net investment income(a)	1.88	2.00	1.70	1.97	2.10
Net realized and unrealized gain (loss)(b)	(1.29)	(9.17)	11.73	(22.24)	(0.33)

Net increase (decrease) from investment operations	0.59	(7.17)	13.43	(20.27)	1.77

Distributions from net investment income(c)	(1.79)	(2.35)	(1.73)	(2.01)	(2.04)

Net asset value, end of year	$69.23	$70.43	$79.95	$68.25	$90.53

Total Return(d)
Based on net asset value	0.86%	(9.07)%	19.65%	(22.57)%	2.03%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	2.66%	2.67%	2.26%	2.57%	2.36%

Supplemental Data
Net assets, end of year (000)	$308,087	$334,535	$411,738	$436,789	$466,237

Portfolio turnover rate(f)	11%	9%	17%	11%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan	Diversified
MSCI Singapore	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Hong Kong
BofA Securities, Inc.	$101,408	$(101,408)	$—		$—
Goldman Sachs & Co.	7,307,020	(7,307,020)	—		—

	$7,408,428	$(7,408,428)	$—		$—

MSCI Japan Small-Cap
Barclays Capital, Inc.	$29,071	$(29,071)	$—		$—
BNP Paribas SA	5,469	(5,469)	—		—
BofA Securities, Inc.	270,374	(270,374)	—		—
Citigroup Global Markets, Inc.	383,705	(383,705)	—		—
Goldman Sachs & Co. LLC	479,376	(479,376)	—		—
HSBC Bank PLC	83,266	(83,266)	—		—
J.P. Morgan Securities LLC	699,735	(699,735)	—		—
Morgan Stanley & Co. LLC	54,501	(54,501)	—		—
SG Americas Securities LLC	9,194	(9,194)	—		—
State Street Bank & Trust Co.	132,528	(132,528)	—		—
UBS AG	121,823	(121,823)	—		—

	$2,269,042	$(2,269,042)	$—		$—

MSCI Malaysia
Macquarie Bank Ltd.	$40,621	$(40,621)	$—		$—
Morgan Stanley	32,074	(32,074)	—		—
UBS AG	509,547	(509,547)	—		—

	$582,242	$(582,242)	$—		$—

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Pacific ex Japan
BNP Paribas SA	$3,468,720	$(3,468,720)	$—		$—
Goldman Sachs & Co.	4,172	(4,172)	—		—
HSBC Bank PLC	25,613	(25,613)	—		—
Morgan Stanley	1,677,451	(1,677,451)	—		—
Toronto-Dominion Bank	4,049,853	(4,049,853)	—		—

	$9,225,809	$(9,225,809)	$—		$—

MSCI Singapore
Barclays Bank PLC	$617,132	$(617,132)	$—		$—
HSBC BANK PLC	988,080	(988,080)	—		—
J.P. Morgan Securities LLC	1,046,114	(1,046,114)	—		—
Morgan Stanley	21,849	(21,849)	—		—

	$2,673,175	$(2,673,175)	$—		$—

MSCI Taiwan
Citigroup Global Markets Ltd.	$18,451,242	$(18,451,242)	$—		$—
Goldman Sachs International	58,688,346	(58,688,346)	—		—
J.P. Morgan Securities PLC	120,387,133	(120,387,133)	—		—
Macquarie Bank Ltd.	21,875,674	(21,875,674)	—		—
Morgan Stanley	206,371,687	(206,371,687)	—		—

	$425,774,082	$(425,774,082)	$—		$—

MSCI Thailand
Barclays Capital, Inc.	$1,812,452	$(1,812,452)	$—		$—
BofA Securities, Inc.	269,396	(269,396)	—		—
Citigroup Global Markets, Inc.	46,801	(46,801)	—		—
Goldman Sachs & Co. LLC	73,873	(73,873)	—		—
J.P. Morgan Securities LLC	5,216,148	(5,216,148)	—		—
Morgan Stanley	6,207,459	(6,207,459)	—		—
SG Americas Securities LLC	49,465	(49,465)	—		—
UBS AG	309,965	(309,965)	—		—

	$13,985,559	$(13,985,559)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the iShares MSCI Hong Kong ETF and iShares MSCI Singapore ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion, up to and including $171 billion	0.4073
Over $171 billion	0.3869

For its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
MSCI Hong Kong	$6,656
MSCI Japan Small-Cap	4,982
MSCI Malaysia	17,230
MSCI Pacific ex Japan	21,563
MSCI Singapore	32,230
MSCI Taiwan	1,658,334
MSCI Thailand	414,238

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Hong Kong	$9,677,193	$9,246,857	$(2,118,735)
MSCI Japan Small-Cap	905,880	1,572,811	553,116
MSCI Pacific ex Japan	14,248,066	13,878,840	(5,959,488)
MSCI Singapore	29,968,499	41,179,989	(13,816,552)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$186,452,688	$145,974,824
MSCI Japan Small-Cap	7,630,732	6,378,015
MSCI Malaysia	69,184,519	29,672,427
MSCI Pacific ex Japan	155,094,841	134,769,934
MSCI Singapore	135,874,211	132,917,878
MSCI Taiwan	1,278,236,412	1,915,663,165
MSCI Thailand	34,833,103	33,827,858

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$5,971,479	$61,811,507
MSCI Japan Small-Cap	46,983,119	—
MSCI Pacific ex Japan	110,176,761	388,121,986
MSCI Singapore	57,389,505	131,852,296
MSCI Thailand	103,426,074	115,800,758

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Hong Kong	$(864,200)	$864,200
MSCI Pacific ex Japan	50,617,084	(50,617,084)
MSCI Singapore	15,159,576	(15,159,576)
MSCI Taiwan	26,607,905	(26,607,905)
MSCI Thailand	(11,429,391)	11,429,391

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

MSCI Hong Kong
Ordinary income	$22,175,367	$22,238,487

MSCI Japan Small-Cap
Ordinary income	$700,151	$1,582,668

MSCI Malaysia
Ordinary income	$6,188,831	$12,037,624

MSCI Pacific ex Japan
Ordinary income	$73,694,870	$133,885,979

MSCI Singapore
Ordinary income	$23,446,994	$34,423,217

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (continued)

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

MSCI Taiwan
Ordinary income	$191,309,029	$150,879,986
Long-term capital gains	419,346,990	39,755,522

	$610,656,019	$190,635,508

MSCI Thailand
Ordinary income	$7,677,615	$12,119,104

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Hong Kong	$8,508,576	$—	$(532,771,946)	$(249,126,293)	$(773,389,663)
MSCI Japan Small-Cap	750,337	—	(16,073,853)	(11,753,877)	(27,077,393)
MSCI Malaysia	423,802	—	(129,635,513)	56,308,293	(72,903,418)
MSCI Pacific ex Japan	19,326,958	—	(642,958,205)	(281,039,706)	(904,670,953)
MSCI Singapore	6,088,590	—	(337,745,463)	(23,566,631)	(355,223,504)
MSCI Taiwan	142,605,878	163,064,117	—	1,940,781,671	2,246,451,666
MSCI Thailand	1,539,011	—	(141,242,558)	(84,798,094)	(224,501,641)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accounting for swap agreements, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Hong Kong	$880,141,083	$31,336,472	$(280,461,878)	$(249,125,406)
MSCI Japan Small-Cap	133,122,312	7,104,847	(18,855,870)	(11,751,023)
MSCI Malaysia	202,126,595	67,293,879	(10,984,070)	56,309,809
MSCI Pacific ex Japan	2,118,626,154	185,138,955	(466,185,725)	(281,046,770)
MSCI Singapore	512,074,343	40,922,206	(64,491,916)	(23,569,710)
MSCI Taiwan	1,776,652,458	2,009,450,375	(68,640,280)	1,940,810,095
MSCI Thailand	409,498,716	11,991,906	(96,793,830)	(84,801,924)

9.	LINE OF CREDIT

The iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

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Notes to Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount

MSCI Hong Kong
Shares sold	6,300,000	$130,025,042	2,025,000	$48,803,341
Shares redeemed	(7,350,000)	(147,364,615)	(6,075,000)	(139,653,870)

	(1,050,000)	$(17,339,573)	(4,050,000)	$(90,850,529)

MSCI Japan Small-Cap
Shares sold	700,000	$47,638,207	100,000	$8,692,269

MSCI Malaysia
Shares sold	2,250,000	$47,357,800	4,650,000	$117,878,462
Shares redeemed	(450,000)	(9,837,692)	(4,200,000)	(102,040,456)

	1,800,000	$37,520,108	450,000	$15,838,006

MSCI Pacific ex Japan
Shares sold	3,000,000	$139,222,729	4,500,000	$215,646,290
Shares redeemed	(9,300,000)	(408,934,307)	(1,200,000)	(54,757,203)

	(6,300,000)	$(269,711,578)	3,300,000	$160,889,087

MSCI Singapore
Shares sold	3,150,000	$60,208,375	9,250,000	$189,839,642
Shares redeemed	(7,250,000)	(138,669,604)	(5,700,000)	(115,869,175)

	(4,100,000)	$(78,461,229)	3,550,000	$73,970,467

MSCI Taiwan
Shares sold	23,900,000	$1,097,040,697	1,000,000	$76,329,985
Shares redeemed	(26,500,000)	(1,236,770,063)	(43,300,000)	(2,435,070,926)

	(2,600,000)	$(139,729,366)	(42,300,000)	$(2,358,740,941)

MSCI Thailand
Shares sold	1,350,000	$103,857,931	1,600,000	$124,280,513
Shares redeemed	(1,650,000)	(116,712,481)	(2,000,000)	(149,394,805)

	(300,000)	$(12,854,550)	(400,000)	$(25,114,292)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Hong Kong ETF iShares MSCI Japan Small-Cap ETF iShares MSCI Malaysia ETF iShares MSCI Pacific ex Japan ETF iShares MSCI Singapore ETF iShares MSCI Taiwan ETF iShares MSCI Thailand ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
MSCI Japan Small-Cap	$1,458,944
MSCI Pacific ex Japan	67,075,035
MSCI Thailand	8,773,617

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2023:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
MSCI Taiwan	$445,197,508

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$27,676,086	$—
MSCI Japan Small-Cap	1,919,269	176,756
MSCI Malaysia	9,263,546	—
MSCI Pacific ex Japan	99,363,709	723,709
MSCI Singapore	33,375,790	166,592
MSCI Taiwan	151,407,084	30,015,358
MSCI Thailand	9,296,018	943,671

I M P O R T A N T T A X I N F O R M A T I O N	79

Board Review and Approval of Investment Advisory Contract

iShares MSCI Hong Kong ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	81

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Japan Small-Cap ETF, iShares MSCI Thailand ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Pacific ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	87

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Singapore ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Pacific ex Japan	$1.523342	$—	$—	$1.523342	100%	—%	—%	100%
MSCI Singapore(a)	0.872627	—	0.012739	0.885366	99	—	1	100
MSCI Taiwan	2.367686	5.189938	—	7.557624	31	69	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	91

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).
Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).
Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	93

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

94	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	95

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCKare registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-803-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares MSCI Brazil ETF | EWZ | NYSE Arca
•	iShares MSCI Chile ETF | ECH | Cboe BZX
•	iShares MSCI Israel ETF | EIS | NYSE Arca
•	iShares MSCI South Africa ETF | EZA | NYSE Arca
•	iShares MSCI Turkey ETF | TUR | NASDAQ

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	14.50%	15.94%
U.S. small cap equities (Russell 2000® Index)	0.99	4.65
International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92
Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Brazil ETF

Investment Objective

The iShares MSCI Brazil ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.49%	5.27%	1.04%	11.49%	29.28%	10.89%
Fund Market	11.46	4.99	1.07	11.46	27.59	11.25
Index	11.77	6.10	1.75	11.77	34.43	18.99

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,155.90	$3.21	$1,000.00	$1,022.20	$3.01	0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Brazil ETF

Portfolio Management Commentary

Brazilian stocks posted robust gains for the reporting period. After contracting in the fourth quarter of 2022, the country’s economy grew faster than anticipated in the first quarter of 2023, driven by a surge in agricultural output. The Brazilian real strengthened notably against the U.S. dollar, and low unemployment and an easing in the inflation rate paved the way for Brazil’s central bank to lower interest rates for the first time in three years.

The energy sector contributed the most to the Index’s return. The integrated oil and gas industry benefited from positive investor reaction to government policies introducing flexibility in the pricing of gasoline and diesel. Companies in the industry reiterated plans to increase investment in renewable energy initiatives over the next five years while still expanding oil production, assuaging investor concerns. In the second quarter of 2023, a reduction in oil prices curbed profits for oil companies in Brazil, but to a lesser extent than in other countries.

The financials sector also contributed meaningfully to the Index’s performance, led by banks. Growth in deposits and operating revenues supported banks’ balance sheets, as did higher loan volumes. In the financial exchanges and data industry, stock and bond exchanges benefited from notable growth in the volume of both traded equities and fixed-income issuance. Strong revenue growth in investment banking supported companies in the diversified capital markets industry.

On the downside, the consumer discretionary sector detracted, as a revelation of accounting fraud at an e-commerce business dampened investor sentiment for the internet and direct marketing retail industry. Another area of weakness was the consumer staples sector, where high levels of consumer debt and lower global commodities prices pressured profits in the food, beverage, and tobacco industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	25.9%
Energy	19.5
Materials	18.8
Industrials	9.9
Utilities	9.4
Consumer Staples	8.2
Health Care	3.0
Consumer Discretionary	2.5
Communication Services	2.1
Information Technology	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Vale SA	13.0%
Petroleo Brasileiro SA (Preferred)	8.4
Itau Unibanco Holding SA (Preferred)	7.4
Petroleo Brasileiro SA	7.1
Banco Bradesco SA (Preferred)	4.3
B3 SA - Brasil, Bolsa, Balcao	4.2
WEG SA	3.6
Ambev SA	3.5
Localiza Rent a Car SA	3.5
Itausa SA (Preferred)	2.5

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Chile ETF

Investment Objective

The iShares MSCI Chile ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	9.68	%(a)	(4.53)%	(2.27)%	9.68	%(a)	(20.69)%	(20.50)%
Fund Market	8.28		(4.52)	(2.25)	8.28		(20.64)	(20.39)
Index	8.27		(4.65)	(2.31)	8.27		(21.20)	(20.83)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,041.30	$3.04	$1,000.00	$1,022.20	$3.01	0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Chile ETF

Portfolio Management Commentary

Stocks in Chile advanced during the reporting period as economic growth resumed, and the country avoided a recession. The economy contracted in the first three quarters of 2022 as the Central Bank of Chile aggressively increased interest rates to address the highest inflation in almost three decades. It maintained its policy rate near a two-decade high before lowering it late in the reporting period after inflation moderated considerably. Chilean stocks rose steadily after the central bank stopped raising interest rates in late 2022. The Chilean government raised price projections for copper, which accounts for almost half of the country’s exports, twice in four months, further supporting stock prices. In addition, investors reacted favorably as conservatives gained control of a government council in charge of drafting a new constitution.

The utilities sector contributed the most to the Index’s return. Electric utilities companies posted higher revenue and improved profitability. A leading electrical utilities company, benefiting from Chile’s massive expansion of wind and solar power and higher prices, doubled its power generation capacity from renewable sources. Water utilities companies also contributed amid increased earnings, despite various weather challenges, including water shortages and heavy rain that presented service challenges.

The consumer staples sector also contributed to the Index’s performance. Within the consumer staples distribution and retail industry, a large company with operations throughout the Americas exhibited consistent sales growth, partly due to increased market share and business consolidation.

The materials and industrials sectors detracted from the Index’s return. The world’s second-largest producer of lithium for electric batteries straddles both sectors, as it also manufactures batteries and related electrical equipment. Stock in the firm, also a leading producer of industrial chemicals, fell amid declining lithium prices, which pressured earnings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	24.6%
Industrials	22.4
Utilities	19.3
Consumer Staples	14.0
Materials	6.1
Energy	4.6
Consumer Discretionary	3.8
Real Estate	3.3
Communication Services	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Sociedad Quimica y Minera de Chile SA (Preferred), Class B	20.1%
Banco de Chile	11.2
Enel Americas SA	5.8
Banco Santander Chile	4.7
Empresas COPEC SA	4.6
Cencosud SA	4.6
Banco de Credito e Inversiones SA	4.5
Empresas CMPC SA	4.5
Enel Chile SA	4.2
Falabella SA	3.8

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Israel ETF

Investment Objective

The iShares MSCI Israel ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(15.74)%	0.65%	4.18%	(15.74)%	3.28%	50.61%
Fund Market	(15.61)	0.71	4.32	(15.61)	3.62	52.61
Index	(15.94)	1.14	4.67	(15.94)	5.83	57.78

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,028.00	$3.02	$1,000.00	$1,022.20	$3.01	0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Israel ETF

Portfolio Management Commentary

Israeli stocks declined substantially for the reporting period amid political turmoil and economic challenges. A November 2022 election brought a change in government, and the new Prime Minister proposed a controversial reform to the powers of Israel’s Supreme Court. This proposal sparked large protests and economic disruption, as some business leaders warned about the impact on Israel’s economy. While the plan was suspended in response to the protests in March 2023, it was later reintroduced and passed in July 2023, driving uncertainty about Israel’s political stability. The declining value of the Israeli shekel relative to the U.S. dollar also weighed on Israeli stocks in U.S. dollar terms, as unrest surrounding the judicial reform negatively impacted Israel’s currency.

Israeli financials stocks were the largest detractors from the Index’s return amid substantial declines in the banking industry. A large Israeli bank’s investment in a U.S. bank declined sharply in the wake of a series of regional bank failures, negatively impacting earnings. While higher interest rates generally benefited Israeli banks, near the end of the reporting period the Bank of Israel declined to raise interest rates for the first time since the tightening cycle began in April 2022.

The real estate sector also detracted from the Index’s performance, particularly the real estate management and development industry. The combination of high real estate prices and rising interest rates led to a softening of real estate activity, and total transactions declined substantially. High interest rates also pressured the construction and engineering industry in the industrials sector, as mortgage lending weakened. Building starts declined notably, and the lower value of the Israeli shekel drove the cost of building materials, which are often imported, significantly higher.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	32.4%
Financials	24.4
Real Estate	8.5
Health Care	8.5
Industrials	8.1
Consumer Discretionary	4.6
Communication Services	3.3
Materials	3.3
Utilities	2.6
Energy	2.4
Consumer Staples	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Check Point Software Technologies Ltd	7.2%
Nice Ltd	7.1
Bank Leumi Le-Israel BM	6.8
Teva Pharmaceutical Industries Ltd	6.3
Bank Hapoalim BM	6.0
CyberArk Software Ltd	4.0
Israel Discount Bank Ltd., Class A	3.5
Wix.com Ltd	3.0
Elbit Systems Ltd	3.0
Mizrahi Tefahot Bank Ltd	2.9

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Chile ETF

Investment Objective

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.62%	(1.16)%	0.08%	1.62%	(5.66)%	0.79%
Fund Market	1.40	(1.25)	0.12	1.40	(6.10)	1.18
Index	0.69	(0.87)	0.54	0.69	(4.29)	5.54

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI South Africa Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI South Africa 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$975.80	$2.94	$1,000.00	$1,022.20	$3.01	0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI South Africa ETF

Portfolio Management Commentary

Stocks in South Africa advanced marginally for the reporting period as the nation’s economy expanded despite high inflation and rising interest rates. Stocks rallied in late 2022 to an all-time high amid optimism regarding China’s reopening from coronavirus restrictions. Meanwhile, the South African Reserve Bank raised interest rates five times, reaching a 14-year high. Late in the reporting period, inflation moderated to within the central bank’s target range of 3 – 6%, and the central bank paused interest rate increases. That helped stocks rebound from early 2023, when they fell amid global banking turmoil and recession concerns tied to widespread power outages. The declining value of the South African rand relative to the U.S. dollar also weighed on South African stocks in U.S. dollar terms.

The consumer discretionary sector contributed the most to the Index’s return. The internet and direct marketing retail industry advanced, as a large online retailer and technology investment company benefited from its investment in a major Chinese technology and gaming company, which gained amid China’s post-pandemic reopening.

The financials sector also contributed to the Index’s return. Rising net interest income — the difference between what banks receive from loans and what they pay on deposits — supported the diversified financial services industry. The life and health insurance industry also advanced, reflecting higher cash flow, rising sales, and strong new business volumes.

On the downside, the materials sector detracted the most from the Index’s return. The diversified chemicals industry declined amid higher input costs from supply chain disruptions, while weaker global growth reduced chemical prices. The metals and mining industry declined amid rapidly falling prices for rare earth metals used in catalytic converters to reduce pollution. The communication services sector also detracted, as profit growth slowed in the wireless telecommunications industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	37.1%
Materials	21.3
Consumer Discretionary	18.7
Consumer Staples	8.7
Communication Services	6.9
Real Estate	2.4
Industrials	2.1
Health Care	1.7
Energy	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Naspers Ltd., Class N	16.1%
FirstRand Ltd	9.5
Standard Bank Group Ltd	6.6
Gold Fields Ltd	5.5
MTN Group Ltd	5.2
Absa Group Ltd	3.9
Bid Corp. Ltd	3.6
Sasol Ltd	3.6
Capitec Bank Holdings Ltd	3.5
AngloGold Ashanti Ltd	3.5

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Turkey ETF

Investment Objective

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	72.12%	16.70%	0.03%	72.12%	116.47%	0.30%
Fund Market	73.46	16.65	0.18	73.46	115.98	1.86
Index	72.73	17.04	0.33	72.73	119.58	3.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through May 28, 2019 reflects the performance of MSCI Turkey Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Turkey IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,085.50	$3.10	$1,000.00	$1,022.20	$3.01	0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Turkey ETF

Portfolio Management Commentary

Turkish stocks advanced sharply for the reporting period, as investors were encouraged by signs of improvement in Turkish monetary and fiscal policy. Long beset by an inflation rate significantly higher than most other countries, the Central Bank of the Republic of Turkey took the unorthodox approach of lowering interest rates early in the reporting period, even as inflation exceeded 50%. However, following elections in May 2023, President Erdogan installed new officials in key finance posts in a signal that Turkey was committed to a more traditional approach to economic policy. Turkish stocks surged in response, and inflows from international investors reached the highest level in nearly three years. The Turkish central bank reversed its policy of interest rate decreases and began raising interest rates again in June 2023, followed by two additional increases. Turkey also relaxed its policy to support the value of the Turkish lira, which declined substantially relative to the U.S. dollar for the reporting period. While the currency’s weakness reduced the value of Turkish equities in U.S. dollar terms, it also made Turkish stocks more attractive to foreign investors.

The Turkish industrials sector contributed the most to the Index’s return, led by the industrial conglomerates industry. Strong automotive demand domestically combined with rising exports benefited auto manufacturing operations in the industry. Lending activities also bolstered the industry’s revenues, as rising loans, deposits, and substantial fee growth drove significantly higher income.

The financials sector was a source of strength, particularly the banking industry. Turkish banks benefited from the return to more conventional fiscal and monetary policies and the end of rules related to special foreign exchange-protected bank accounts. The consumer staples sector also contributed, as food retailers gained amid solid consumer spending.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	30.0%
Materials	16.1
Financials	15.5
Consumer Staples	11.4
Consumer Discretionary	9.8
Energy	6.9
Communication Services	3.8
Utilities	3.2
Real Estate	1.6
Health Care	1.3
Information Technology	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Turkiye Petrol Rafinerileri AS	6.9%
Turk Hava Yollari AO	6.8
BIM Birlesik Magazalar AS	5.8
KOC Holding AS	5.5
Akbank TAS	4.6
Turkcell Iletisim Hizmetleri AS	3.8
Turkiye Is Bankasi AS, Class C	3.7
Turkiye Sise ve Cam Fabrikalari AS	3.6
Ford Otomotiv Sanayi AS	3.4
Haci Omer Sabanci Holding AS	3.1

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments August 31, 2023	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 4.1%
Banco Bradesco SA	18,526,160	$49,532,286
Banco do Brasil SA	13,062,012	124,235,572
Banco Santander Brasil SA	6,649,625	36,403,375

		210,171,233

Beverages — 3.5%
Ambev SA	63,498,620	177,466,080

Broadline Retail — 0.5%
Magazine Luiza SA(a)	43,319,922	24,144,139

Capital Markets — 6.0%
B3 SA - Brasil, Bolsa, Balcao	79,590,356	207,813,593
Banco BTG Pactual SA	15,043,581	98,638,963

		306,452,556

Consumer Staples Distribution & Retail — 2.9%
Atacadao SA	8,969,338	18,583,295
Raia Drogasil SA	17,554,024	97,411,088
Sendas Distribuidora SA	13,732,295	32,195,141

		148,189,524

Containers & Packaging — 1.0%
Klabin SA	11,773,762	54,113,109

Diversified Telecommunication Services — 1.2%
Telefonica Brasil SA	7,422,362	61,977,296

Electric Utilities — 5.1%
Centrais Eletricas Brasileiras SA	15,603,923	111,104,356
CPFL Energia SA	3,210,458	22,139,748
Energisa SA	2,483,111	23,115,965
Equatorial Energia SA	16,138,658	103,179,474

		259,539,543

Electrical Equipment — 3.5%
WEG SA	24,637,502	178,510,631

Food Products — 0.9%
JBS SA	12,183,542	45,269,570

Ground Transportation — 5.2%
Localiza Rent a Car SA	13,504,939	172,491,674
Rumo SA	20,353,557	91,861,350

		264,353,024

Health Care Providers & Services — 1.9%
Hapvida Participacoes e Investimentos SA(a)(b)	67,615,637	58,166,338
Rede D’Or Sao Luiz SA(b)	6,851,617	39,653,748

		97,820,086

Independent Power and Renewable Electricity Producers — 1.0%
Eneva SA(a)	8,386,866	20,187,890
Engie Brasil Energia SA	3,866,087	32,883,268

		53,071,158

Insurance — 1.3%
BB Seguridade Participacoes SA	11,102,743	68,113,475

Metals & Mining — 13.2%
Cia. Siderurgica Nacional SA	10,992,125	26,880,713
Vale SA	49,633,544	652,285,628

		679,166,341

Oil, Gas & Consumable Fuels — 10.7%
Cosan SA	16,631,463	58,840,931
Petroleo Brasileiro SA	51,038,068	355,984,869

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
PRIO SA(a)	9,504,326	$89,092,560
Ultrapar Participacoes SA	12,790,073	46,903,348

		550,821,708

Paper & Forest Products — 2.2%
Suzano SA	11,324,507	114,684,631

Personal Care Products — 0.8%
Natura & Co. Holding SA(a)	13,417,370	41,129,568

Pharmaceuticals — 1.0%
Hypera SA	6,528,562	51,402,678

Software — 0.7%
TOTVS SA	6,016,927	33,705,143

Specialty Retail — 2.0%
Lojas Renner SA	15,157,254	49,064,687
Vibra Energia SA	14,493,829	54,029,358

		103,094,045

Transportation Infrastructure — 1.0%
CCR SA	19,951,925	50,201,631

Water Utilities — 1.3%
Cia. de Saneamento Basico do Estado de Sao Paulo	5,627,149	65,816,070

Wireless Telecommunication Services — 0.9%
Tim SA	15,285,872	44,480,450

Total Common Stocks — 71.9% (Cost: $2,422,064,214)		3,683,693,689

Preferred Stocks

Banks — 13.9%
Banco Bradesco SA, Preference Shares, NVS	71,938,025	217,177,426
Itau Unibanco Holding SA, Preference Shares, NVS	66,759,693	369,789,962
Itausa SA, Preference Shares, NVS	67,005,112	125,024,431

		711,991,819

Electric Utilities — 1.8%
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	4,365,636	34,152,470
Cia. Energetica de Minas Gerais, Preference Shares, NVS	22,795,733	56,758,593

		90,911,063

Metals & Mining — 1.8%
Gerdau SA, Preference Shares, NVS	17,851,793	93,187,437

Oil, Gas & Consumable Fuels — 8.2%
Petroleo Brasileiro SA, Preference Shares, NVS	65,495,915	422,439,096

Total Preferred Stocks — 25.7% (Cost: $874,075,561)		1,318,529,415

Rights

Banks — 0.0%
Itausa SA (Expires 09/29/23, Strike Price BRL 6.50)(a)	929,472	519,914

Total Rights — 0.0% (Cost: $0)		519,914

Total Long-Term Investments — 97.6% (Cost: $3,296,139,775)		5,002,743,018

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	12,030,000	$12,030,000

Total Short-Term Securities — 0.2% (Cost: $12,030,000)		12,030,000

Total Investments — 97.8% (Cost: $3,308,169,775)		5,014,773,018

Other Assets Less Liabilities — 2.2%		111,847,682

Net Assets — 100.0%		$ 5,126,620,700

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$6,880,000	$5,150,000	(a)	$—	$—	$—	$12,030,000	12,030,000	$606,830	$11

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Bclear MSCI Brazil Index	2,156	09/15/23	$116,977	$(2,209,504)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,209,504	$—	$—	$—	$2,209,504

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Brazil ETF

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$8,264,127	$—	$—	$—	$8,264,127

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,349,849	$—	$—	$—	$3,349,849

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$92,316,322

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,683,693,689	$—	$—	$3,683,693,689
Preferred Stocks	1,318,529,415	—	—	1,318,529,415
Rights	519,914	—	—	519,914
Short-Term Securities
Money Market Funds	12,030,000	—	—	12,030,000

	$5,014,773,018	$—	$—	$5,014,773,018

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(2,209,504)	$—	$—	$(2,209,504)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Chile ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 23.7%
Banco de Chile	638,292,272	$69,626,576
Banco de Credito e Inversiones SA	968,554	27,863,827
Banco Itau Chile SA, NVS	1,120,407	12,313,681
Banco Santander Chile	605,496,829	28,976,407
Grupo Security SA	32,638,954	8,351,873

		147,132,364

Beverages — 4.7%
Cia. Cervecerias Unidas SA	2,270,466	16,780,194
Vina Concha y Toro SA	9,969,233	12,622,835

		29,403,029

Broadline Retail — 3.8%
Falabella SA	9,673,350	23,828,098

Capital Markets — 0.9%
Sociedad de Inversiones Oro Blanco SA	677,407,665	5,442,685

Consumer Staples Distribution & Retail — 6.3%
Cencosud SA	13,177,958	28,208,727
SMU SA	60,029,251	11,160,013

		39,368,740

Electric Utilities — 11.7%
Enel Americas SA(a)	301,510,928	35,831,974
Enel Chile SA	388,983,099	26,211,584
Engie Energia Chile SA(a)	10,835,488	10,675,796

		72,719,354

Independent Power and Renewable Electricity Producers — 3.4%
Colbun SA	135,736,504	21,295,872

Marine Transportation — 2.3%
Cia. Sud Americana de Vapores SA	216,784,540	14,468,152

Metals & Mining — 1.7%
CAP SA	1,450,783	10,210,011

Oil, Gas & Consumable Fuels — 4.6%
Empresas COPEC SA	3,917,921	28,298,789

Security	Shares	Value

Paper & Forest Products — 4.5%
Empresas CMPC SA	15,203,688	$27,605,296

Real Estate Management & Development — 3.3%
Parque Arauco SA	10,905,855	16,181,648
Plaza SA	2,614,394	4,026,319

		20,207,967

Water Utilities — 4.1%
Aguas Andinas SA, Class A	49,007,434	16,726,787
Inversiones Aguas Metropolitanas SA	11,087,630	8,999,478

		25,726,265

Wireless Telecommunication Services — 1.9%
Empresa Nacional de Telecomunicaciones SA	3,090,980	11,583,131

Total Common Stocks — 76.9% (Cost: $434,320,908)		477,289,753

Preferred Stocks

Beverages — 2.8%
Embotelladora Andina SA, Class B, Preference Shares, NVS	7,039,148	17,751,337

Electrical Equipment — 20.0%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	2,004,655	124,149,811

Total Preferred Stocks — 22.8% (Cost: $113,795,470)		141,901,148

Total Investments — 99.7% (Cost: $548,116,378)		619,190,901

Other Assets Less Liabilities — 0.3%		1,818,762

Net Assets — 100.0%		$621,009,663

(a) Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$47,851	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Chile ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	30	09/15/23	$1,469	$(63,479)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$63,479	$—	$—	$—	$63,479

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(118,673)	$—	$—	$—	$(118,673)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(30,716)	$—	$—	$—	$(30,716)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,701,125

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$477,289,753	$—	$—	$477,289,753
Preferred Stocks	141,901,148	—	—	141,901,148

	$619,190,901	$—	$—	$619,190,901

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Chile ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(63,479)	$—	$—	$(63,479)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2023	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
Elbit Systems Ltd.	21,655	$4,250,287

Banks — 20.9%
Bank Hapoalim BM	1,033,905	8,559,850
Bank Leumi Le-Israel BM	1,249,148	9,696,532
FIBI Holdings Ltd.	14,426	627,725
First International Bank Of Israel Ltd. (The)	44,909	1,815,931
Israel Discount Bank Ltd., Class A	1,006,728	5,035,036
Mizrahi Tefahot Bank Ltd.	125,680	4,132,407

		29,867,481

Broadline Retail — 2.0%
Global-e Online Ltd.(a)	73,522	2,913,677

Capital Markets — 0.3%
Altshuler Shaham Penn Ltd.	57,941	92,955
Tel Aviv Stock Exchange Ltd.(a)	75,948	398,862

		491,817

Chemicals — 3.2%
ICL Group Ltd.	629,595	3,762,337
Israel Corp Ltd.	3,134	869,623

		4,631,960

Communications Equipment — 0.6%
Ituran Location and Control Ltd.	12,274	371,657
Radware Ltd.(a)	32,096	554,619

		926,276

Construction & Engineering — 2.2%
Ashtrom Group Ltd.(b)	37,072	508,355
Elco Ltd.	7,732	249,303
Electra Ltd./Israel	1,714	663,181
Kvutzat Acro Ltd., NVS	18,731	190,804
Shapir Engineering and Industry Ltd.	116,299	798,055
Shikun & Binui Ltd.(a)	267,068	668,090

		3,077,788

Consumer Finance — 0.5%
Isracard Ltd.	162,966	660,667

Consumer Staples Distribution & Retail — 1.1%
M Yochananof & Sons Ltd.	4,127	169,505
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	7,287	421,183
Shufersal Ltd.(a)	216,209	1,005,345

		1,596,033

Distributors — 0.1%
Tadiran Group Ltd.	2,446	173,125

Diversified REITs — 0.7%
Reit 1 Ltd.	157,850	673,214
Sella Capital Real Estate Ltd.	177,819	373,192

		1,046,406

Diversified Telecommunication Services — 1.6%
Bezeq The Israeli Telecommunication Corp. Ltd.	1,688,748	2,285,711

Electronic Equipment, Instruments & Components — 0.3%
Innoviz Technologies Ltd.(a)(b)	105,594	241,810
Nayax Ltd.(a)	6,705	150,920

		392,730

Food Products — 0.7%
Mehadrin Ltd.(a)	0	23

Security	Shares	Value

Food Products (continued)
Neto Malinda Trading Ltd.(a)	9,185	$128,221
Strauss Group Ltd.(a)	42,674	925,950

		1,054,194

Health Care Equipment & Supplies — 2.0%
Inmode Ltd.(a)	60,846	2,378,470
Nano-X Imaging Ltd.(a)(b)	40,395	336,289
Sisram Medical Ltd.(c)	112,000	94,055

		2,808,814

Hotels, Restaurants & Leisure — 0.6%
Fattal Holdings 1998 Ltd.(a)	6,015	589,201
NEOGAMES SA(a)	10,948	293,406

		882,607

Household Durables — 0.7%
Azorim-Investment Development & Construction Co. Ltd.(a)	60,028	183,796
Danya Cebus Ltd.	6,361	167,336
Electra Consumer Products 1970 Ltd.(b)	9,658	211,320
Maytronics Ltd.	40,169	434,610

		997,062

Independent Power and Renewable Electricity Producers — 2.6%
Doral Group Renewable Energy Resources Ltd.(a)	72,319	154,895
Energix-Renewable Energies Ltd.	222,932	694,188
Enlight Renewable Energy Ltd.(a)	95,746	1,557,024
Kenon Holdings Ltd./Singapore	17,545	416,881
OPC Energy Ltd.(a)	91,328	563,327
OY Nofar Energy Ltd.(a)	14,462	328,128

		3,714,443

Industrial Conglomerates — 0.2%
Arad Investment & Industrial Development Ltd.	3,126	349,996

Insurance — 2.6%
Clal Insurance Enterprises Holdings Ltd.(a)	54,671	809,562
Harel Insurance Investments & Financial Services Ltd.	94,040	684,439
Menora Mivtachim Holdings Ltd.	17,627	371,650
Migdal Insurance & Financial Holdings Ltd.	343,085	398,153
Phoenix Holdings Ltd. (The)	144,497	1,447,804

		3,711,608

Interactive Media & Services — 0.3%
Taboola.com Ltd.(a)	109,119	409,196

IT Services — 4.2%
Formula Systems 1985 Ltd.	8,111	601,370
Matrix IT Ltd.	28,433	577,219
One Software Technologies Ltd.	37,832	481,342
Wix.com Ltd.(a)	43,931	4,339,065

		5,998,996

Machinery — 0.6%
Kornit Digital Ltd.(a)	40,693	905,826

Marine Transportation — 0.7%
ZIM Integrated Shipping Services Ltd.(b)	78,248	944,453

Media — 0.9%
Perion Network Ltd.(a)	38,264	1,272,056

Oil, Gas & Consumable Fuels — 2.4%
Delek Group Ltd.	7,508	1,077,117
Equital Ltd.(a)	19,219	599,228
Naphtha Israel Petroleum Corp. Ltd.	26,071	123,740
Oil Refineries Ltd.	2,066,998	673,169

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Paz Ashdod Refinery Ltd.(a)	8,490	$231,502
Paz Oil Co. Ltd.(a)	8,220	679,628

		3,384,384

Pharmaceuticals — 6.4%
Taro Pharmaceutical Industries Ltd.(a)	7,647	302,974
Teva Pharmaceutical Industries Ltd., ADR(a)	911,803	8,899,197

		9,202,171

Professional Services — 1.2%
Danel Adir Yeoshua Ltd.	4,495	360,464
Fiverr International Ltd.(a)(b)	26,119	735,250
Hilan Ltd.	13,064	669,862

		1,765,576

Real Estate Management & Development — 7.8%
AFI Properties Ltd.(a)	0	19
Africa Israel Residences Ltd.	5,145	242,162
Airport City Ltd.(a)	55,609	851,538
Alony Hetz Properties & Investments Ltd.	124,325	944,133
Amot Investments Ltd.	191,296	904,943
Aura Investments Ltd.	104,314	207,416
Azrieli Group Ltd.	34,539	1,851,504
Big Shopping Centers Ltd.(a)	9,990	834,209
Blue Square Real Estate Ltd.	4,468	263,461
Brack Capital Properties NV(a)	0	24
Electra Real Estate Ltd.	20,642	227,298
G City Ltd.	72,652	231,608
Gav-Yam Lands Corp. Ltd.	0	1
Israel Canada T.R Ltd.	123,127	275,042
Isras Investment Co. Ltd.	1,520	285,005
Mega Or Holdings Ltd.	19,309	358,898
Melisron Ltd.	21,262	1,331,754
Mivne Real Estate KD Ltd.	522,203	1,250,164
Prashkovsky Investments and Construction Ltd.	5,959	134,546
Property & Building Corp. Ltd.(a)	2,449	96,571
Summit Real Estate Holdings Ltd.	33,074	435,411
YH Dimri Construction & Development Ltd.	6,090	376,776

		11,102,483

Semiconductors & Semiconductor Equipment — 4.9%
Camtek Ltd./Israel(a)	23,579	1,434,354
Nova Ltd.(a)	23,377	3,014,534
Tower Semiconductor Ltd.(a)	89,623	2,614,595

		7,063,483

Software — 21.7%
Cellebrite DI Ltd.(a)(b)	39,612	318,877
Check Point Software Technologies Ltd.(a)(b)	76,171	10,251,855
CyberArk Software Ltd.(a)(b)	33,990	5,643,700
Magic Software Enterprises Ltd.	21,975	254,253
Monday.com Ltd.(a)	17,681	3,137,317
Nice Ltd.(a)	51,493	10,036,164
Riskified Ltd.(a)	70,236	358,906

Security	Shares	Value

Software (continued)
Sapiens International Corp. NV	24,689	$735,331
SimilarWeb Ltd.(a)	22,205	151,882
WalkMe Ltd.(a)	17,955	181,525

		31,069,810

Specialty Retail — 0.9%
Carasso Motors Ltd.	26,530	114,964
Delek Automotive Systems Ltd.	47,354	296,013
Fox Wizel Ltd.	6,726	486,753
Retailors Ltd.	15,770	320,952

		1,218,682

Technology Hardware, Storage & Peripherals — 0.5%
Nano Dimension Ltd., ADR(a)(b)	206,069	655,299

Textiles, Apparel & Luxury Goods — 0.3%
Delta Galil Industries Ltd.(b)	9,415	367,883

Trading Companies & Distributors — 0.1%
Scope Metals Group Ltd.(a)	5,975	190,890

Wireless Telecommunication Services — 0.5%
Cellcom Israel Ltd.(a)	87,462	289,784
Partner Communications Co. Ltd.(a)	113,684	475,812

		765,596

Total Long-Term Investments — 99.3% (Cost: $174,916,534)		142,149,466

Short-Term Securities

Money Market Funds — 8.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	11,742,795	11,746,318
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	150,000	150,000

Total Short-Term Securities — 8.3% (Cost: $11,895,786)		11,896,318

Total Investments — 107.6% (Cost: $186,812,320)		154,045,784

Liabilities in Excess of Other Assets — (7.6)%		(10,930,050)

Net Assets — 100.0%		$143,115,734

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Israel ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$7,068,470	$4,677,663	(a)	$—	$3,882	$(3,697)	$11,746,318	11,742,795	$228,653	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	80,000	70,000	(a)	—	—	—	150,000	150,000	5,815		—

					$3,882	$(3,697)	$11,896,318		$234,468		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	18	09/15/23	$840	$568

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$568	$—	$—	$—	$568

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$70,332	$—	$—	$—	$70,332

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$42,600	$—	$—	$—	$42,600

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$609,232

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Israel ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$46,906,836	$95,242,630	$—	$142,149,466
Short-Term Securities
Money Market Funds	11,896,318	—	—	11,896,318

	$58,803,154	$95,242,630	$—	$154,045,784

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$568	$—	$568

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments August 31, 2023	iShares® MSCI South Africa ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 16.4%
Absa Group Ltd.	1,103,273	$10,637,233
Capitec Bank Holdings Ltd.	113,320	9,509,039
Nedbank Group Ltd.	572,276	6,539,735
Standard Bank Group Ltd.	1,744,723	17,850,036

		44,536,043

Broadline Retail — 17.8%
Naspers Ltd., Class N	255,051	43,446,996
Woolworths Holdings Ltd.	1,222,366	4,801,435

		48,248,431

Capital Markets — 1.4%
Reinet Investments SCA	178,500	3,822,178

Chemicals — 3.5%
Sasol Ltd.	742,980	9,574,164

Consumer Staples Distribution & Retail — 8.7%
Bid Corp. Ltd.	436,499	9,819,320
Clicks Group Ltd.	315,050	4,562,678
Shoprite Holdings Ltd.	654,139	9,138,549

		23,520,547

Diversified REITs — 1.0%
Growthpoint Properties Ltd.	4,464,870	2,792,169

Financial Services — 11.5%
FirstRand Ltd.	6,570,233	25,528,085
Remgro Ltd.	688,730	5,764,034

		31,292,119

Industrial Conglomerates — 2.1%
Bidvest Group Ltd. (The)	376,412	5,679,566

Insurance — 7.5%
Discovery Ltd.(a)	700,833	5,445,233
Old Mutual Ltd.	6,339,968	4,260,217
OUTsurance Group Ltd., NVS	1,096,863	2,323,247
Sanlam Ltd.	2,293,522	8,276,596

		20,305,293

Metals & Mining — 17.6%
African Rainbow Minerals Ltd.	146,192	1,385,669
Anglo American Platinum Ltd.	86,314	3,010,139
AngloGold Ashanti Ltd.	546,106	9,296,324
Gold Fields Ltd.	1,162,865	14,877,316
Harmony Gold Mining Co. Ltd.	723,930	2,999,887

Security	Shares	Value

Metals & Mining (continued)
Impala Platinum Holdings Ltd.	1,127,574	$5,804,895
Kumba Iron Ore Ltd.	83,833	1,843,927
Northam Platinum Holdings Ltd.(a)	464,545	3,062,529
Sibanye Stillwater Ltd.	3,683,736	5,558,157

		47,838,843

Oil, Gas & Consumable Fuels — 1.1%
Exxaro Resources Ltd.	318,213	2,827,942

Pharmaceuticals — 1.7%
Aspen Pharmacare Holdings Ltd.	493,645	4,501,227

Real Estate Management & Development — 1.4%
NEPI Rockcastle NV	620,608	3,724,634

Specialty Retail — 0.8%
Pepkor Holdings Ltd.(b)	2,624,137	2,264,942

Wireless Telecommunication Services — 6.9%
MTN Group Ltd.	2,206,991	14,061,168
Vodacom Group Ltd.	811,239	4,633,320

		18,694,488

Total Long-Term Investments — 99.4% (Cost: $388,365,729)		269,622,586

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	150,000	150,000

Total Short-Term Securities — 0.0% (Cost: $150,000)		150,000

Total Investments — 99.4% (Cost: $388,515,729)		269,772,586

Other Assets Less Liabilities — 0.6%		1,525,224

Net Assets — 100.0%		$271,297,810

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI South Africa ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$1,256	(b)	$—		$(1,256)	$—	$—	—	$9,130	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	180,000	—		(30,000	)(b)	—	—	150,000	150,000	8,906		—

						$(1,256)	$—	$150,000		$18,036		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE/JSE Top 40 Index	17	09/21/23	$620	$(21,408)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$21,408	$—	$—	$—	$21,408

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$115,117	$—	$—	$—	$115,117

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(3,206)	$—	$—	$—	$(3,206)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$447,678

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® MSCI South Africa ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$182,336,386	$87,286,200	$—	$269,622,586
Short-Term Securities
Money Market Funds	150,000	—	—	150,000

	$182,486,386	$87,286,200	$ —	$269,772,586

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(21,408)	$—	$(21,408)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Turkey ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
Aselsan Elektronik Sanayi Ve Ticaret AS	4,759,069	$6,840,979

Air Freight & Logistics — 0.3%
Reysas Tasimacilik ve Lojistik Ticaret AS(a)	488,383	749,018

Automobile Components — 0.4%
EGE Endustri VE Ticaret AS	2,003	539,140
Kordsa Teknik Tekstil AS(b)	142,245	435,280

		974,420

Automobiles — 4.9%
Ford Otomotiv Sanayi AS	239,588	7,735,428
Tofas Turk Otomobil Fabrikasi AS	331,091	3,341,331

		11,076,759

Banks — 13.8%
Akbank TAS(b)	9,523,227	10,244,592
Haci Omer Sabanci Holding AS	3,093,579	6,916,931
Turkiye Is Bankasi AS, Class C	10,604,908	8,348,702
Yapi ve Kredi Bankasi AS	9,535,028	5,663,096

		31,173,321

Beverages — 1.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	793,302	3,199,713

Building Products — 0.4%
Bien Yapi Urunleri Sanayi Turizm ve Ticaret AS, NVS	154,863	416,132
Qua Granite Hayal(a)	1,650,850	429,390

		845,522

Capital Markets — 1.3%
Is Yatirim Menkul Degerler AS	1,356,913	2,159,259
Oyak Yatirim Menkul Degerler AS, NVS(a)	312,132	751,682

		2,910,941

Chemicals — 6.1%
Hektas Ticaret TAS(a)	3,674,723	3,523,123
Kimteks Poliuretan Sanayi VE Ticaret AS, NVS	221,589	726,460
Petkim Petrokimya Holding AS(a)	4,062,635	3,105,950
Sasa Polyester Sanayi AS(a)	3,271,528	6,458,514

		13,814,047

Construction & Engineering — 2.1%
Enka Insaat ve Sanayi AS	1	1
Girisim Elektrik Taahhut Ticaret Ve Sanayi AS(a)	244,972	850,793
Kontrolmatik Enerji Ve Muhendislik AS, NVS	214,526	2,207,863
Tekfen Holding AS	885,656	1,581,040

		4,639,697

Construction Materials — 2.6%
Cimsa Cimento Sanayi VE Ticaret AS	94,260	755,272
Nuh Cimento Sanayi AS	262,813	1,868,788
Oyak Cimento Fabrikalari AS(a)	1,349,005	3,200,828

		5,824,888

Consumer Staples Distribution & Retail — 8.9%
BIM Birlesik Magazalar AS	1,394,555	13,163,727
Migros Ticaret AS	335,901	4,360,890
Sok Marketler Ticaret AS	1,121,132	2,607,698

		20,132,315

Diversified REITs — 0.5%
Is Gayrimenkul Yatirim Ortakligi AS(a)	833,638	594,447
Ziraat Gayrimenkul Yatirim Ortakligi AS(a)	2,308,220	472,524

		1,066,971

Security	Shares	Value

Electric Utilities — 1.7%
Can2 Termik AS(a)	612,575	$428,248
Enerjisa Enerji AS(c)	1,039,612	1,992,241
ODAS Elektrik Uretim ve Sanayi Ticaret AS(a)	2,700,324	1,327,816

		3,748,305

Electrical Equipment — 1.0%
CW Enerji Muhendislik Ticaret VE Sanayi AS, NVS	34,055	434,477
Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret AS, NVS	113,434	844,804
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	680,155	959,132

		2,238,413

Financial Services — 0.4%
Turkiye Sinai Kalkinma Bankasi AS(a)	3,319,767	882,402

Food Products — 0.7%
Ulker Biskuvi Sanayi AS(a)	729,673	1,665,780

Gas Utilities — 0.6%
Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS	1,280,839	671,092
Aygaz AS	138,714	626,945

		1,298,037

Health Care Providers & Services — 1.1%
MLP Saglik Hizmetleri AS(a)(c)	394,647	1,875,737
Selcuk Ecza Deposu Ticaret ve Sanayi AS	257,177	568,826

		2,444,563

Household Durables — 1.1%
Vestel Beyaz Esya Sanayi ve Ticaret AS	1,773,860	1,203,325
Vestel Elektronik Sanayi ve Ticaret AS(a)	512,868	1,318,651

		2,521,976

Independent Power and Renewable Electricity Producers — 1.0%
Akfen Yenilenebilir Enerji AS, NVS	695,936	412,817
Aksa Enerji Uretim AS, Class B	296,491	443,401
Margun Enerji Uretim Sanayi VE Ticaret AS	262,662	510,181
Zorlu Enerji Elektrik Uretim AS(a)	4,306,875	781,742

		2,148,141

Industrial Conglomerates — 10.6%
Alarko Holding AS	620,085	2,979,031
Kiler Holding AS(a)	758,855	633,888
KOC Holding AS	2,327,484	12,349,985
Turkiye Sise ve Cam Fabrikalari AS	4,191,114	8,028,934

		23,991,838

Machinery — 2.1%
Otokar Otomotiv Ve Savunma Sanayi AS(a)	83,940	1,127,776
Turk Traktor ve Ziraat Makineleri AS(b)	105,488	3,593,349

		4,721,125

Metals & Mining — 7.3%
Borusan Mannesmann Boru Sanayi ve Ticaret AS(a)	54,145	1,540,038
Eregli Demir ve Celik Fabrikalari TAS(a)	4,007,430	6,440,409
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	2,977,971	2,782,390
Koza Altin Isletmeleri AS	3,512,341	3,736,023
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	826,567	2,023,566

		16,522,426

Oil, Gas & Consumable Fuels — 6.9%
Turkiye Petrol Rafinerileri AS	2,954,068	15,590,476

Passenger Airlines — 9.0%
Pegasus Hava Tasimaciligi AS(a)	151,506	4,956,349
Turk Hava Yollari AO(a)	1,673,014	15,326,125

		20,282,474

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Turkey ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Care Products — 0.3%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	384,184	$721,776

Pharmaceuticals — 0.2%
GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS	202,985	493,784

Residential REITs — 1.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	7,985,785	2,564,061

Semiconductors & Semiconductor Equipment — 0.4%
Alfa Solar Enerji Sanayi VE Ticaret AS, NVS	2,853	15,429
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayive Ticaret AS, NVS(a)	297,882	845,031

		860,460

Specialty Retail — 1.5%
Dogan Sirketler Grubu Holding AS	4,292,250	2,272,551
Dogus Otomotiv Servis ve Ticaret AS	112,631	1,203,016

		3,475,567

Textiles, Apparel & Luxury Goods — 1.8%
Aksa Akrilik Kimya Sanayii AS	549,013	1,648,873
Mavi Giyim Sanayi Ve Ticaret AS, Class B(c)	616,427	2,484,602

		4,133,475

Transportation Infrastructure — 1.4%
TAV Havalimanlari Holding AS(a)	699,420	3,207,115

Wireless Telecommunication Services — 3.8%
Turkcell Iletisim Hizmetleri AS	4,122,999	8,598,193

Total Long-Term Investments — 99.7% (Cost: $206,469,119)		225,358,978

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	6,178,175	$6,180,028
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	120,000	120,000

Total Short-Term Securities — 2.8% (Cost: $6,299,814)		6,300,028

Total Investments — 102.5% (Cost: $212,768,933)		231,659,006

Liabilities in Excess of Other Assets — (2.5)%		(5,573,502)

Net Assets — 100.0%		$226,085,504

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$33,780,557	$—	$(27,609,617	)(a)	$18,791	$(9,703)	$6,180,028	6,178,175	$1,273,223	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	260,000	—	(140,000	)(a)	—	—	120,000	120,000	12,040		—

					$18,791	$(9,703)	$6,300,028		$1,285,263		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Turkey ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	9	09/15/23	$441	$(586)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$586	$—	$—	$—	$586

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(49,707)	$—	$—	$—	$(49,707)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$4,819	$—	$—	$—	$4,819

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,476,288

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$60,483,696	$164,875,282	$—	$225,358,978
Short-Term Securities
Money Market Funds	6,300,028	—	—	6,300,028

	$66,783,724	$164,875,282	$—	$231,659,006

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Turkey ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(586)	$—	$—	$(586)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities August 31, 2023

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Israel ETF	iShares MSCI South Africa ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$5,002,743,018	$619,190,901	$142,149,466	$269,622,586
Investments, at value — affiliated(c)	12,030,000	—	11,896,318	150,000
Cash	3,299	—	2,032	7,770
Cash pledged for futures contracts	16,843,000	44,000	—	—
Foreign currency collateral pledged for futures contracts(d)	—	—	44,458	36,908
Foreign currency, at value(e)	19,288,537	346,610	66,446	407,749
Receivables:
Investments sold	2,532,379	10,200,380	4,605,061	7,259,193
Securities lending income — affiliated	—	—	11,384	—
Dividends — unaffiliated	87,632,632	303,352	430,953	16,727
Dividends — affiliated	37,284	—	836	440
From custodian	—	4,435,106	—	—
Tax reclaims	—	—	1,238	—
Other assets	—	—	—	1,041,824

Total assets	5,141,110,149	634,520,349	159,208,192	278,543,197

LIABILITIES
Bank overdraft	—	2,689,728	—	—
Collateral on securities loaned, at value	—	—	11,738,655	—
Payables:
Investments purchased	8,528,468	10,476,642	4,277,739	7,104,983
Deferred foreign capital gain tax	—	—	3,719	—
Foreign taxes	—	—	400	—
Investment advisory fees	2,617,258	324,674	68,557	139,401
Variation margin on futures contracts	3,343,723	19,642	3,388	1,003

Total liabilities	14,489,449	13,510,686	16,092,458	7,245,387

Commitments and contingent liabilities

NET ASSETS	$5,126,620,700	$621,009,663	$143,115,734	$271,297,810

NET ASSETS CONSIST OF
Paid-in capital	$8,394,818,875	$906,731,772	$239,887,553	$681,023,946
Accumulated loss	(3,268,198,175)	(285,722,109)	(96,771,819)	(409,726,136)

NET ASSETS	$5,126,620,700	$621,009,663	$143,115,734	$271,297,810

NET ASSETVALUE
Shares outstanding	166,350,000	21,900,000	2,600,000	6,900,000

Net asset value	$30.82	$28.36	$55.04	$39.32

Shares authorized	800 million	200 million	500 million	400 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$3,296,139,775	$548,116,378	$174,916,534	$388,365,729
(b) Securities loaned, at value	$—	$—	$11,481,593	$—
(c) Investments, at cost — affiliated	$12,030,000	$—	$11,895,786	$150,000
(d) Foreign currency collateral pledged, at cost	$—	$—	$45,174	$39,469
(e) Foreign currency, at cost	$19,539,655	$343,755	$65,985	$414,276

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Assets and Liabilities (continued) August 31, 2023

iShares MSCI Turkey ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$225,358,978
Investments, at value — affiliated(c)	6,300,028
Cash	6,316
Foreign currency, at value(d)	78,979
Receivables:
Investments sold	4,843,759
Securities lending income — affiliated	5,893
Capital shares sold	18,124
Dividends — unaffiliated	1,003
Dividends — affiliated	285

Total assets	236,613,365

LIABILITIES
Collateral on securities loaned, at value	6,168,669
Payables:
Investments purchased	4,253,395
Investment advisory fees	105,218
Variation margin on futures contracts	579

Total liabilities	10,527,861

Commitments and contingent liabilities

NET ASSETS	$226,085,504

NET ASSETS CONSIST OF
Paid-in capital	$512,981,060
Accumulated loss	(286,895,556)

NET ASSETS	$226,085,504

NET ASSETVALUE
Shares outstanding	6,050,000

Net asset value	$37.37

Shares authorized	200 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$206,469,119
(b) Securities loaned, at value	$5,818,740
(c) Investments, at cost — affiliated	$6,299,814
(d) Foreign currency, at cost	$79,533

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations Year Ended August 31, 2023

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Israel ETF	iShares MSCI South Africa ETF

INVESTMENT INCOME				+
Dividends — unaffiliated	$407,331,305	$46,105,525	$4,240,327	$14,120,856
Dividends — affiliated	606,830	47,851	5,815	8,906
Securities lending income — affiliated — net	—	—	228,653	9,130
Foreign taxes withheld	(23,807,398)	(10,643,179)	(972,881)	(2,061,867)

Total investment income	384,130,737	35,510,197	3,501,914	12,077,025

EXPENSES
Investment advisory	29,398,987	3,241,402	856,505	1,979,924
Commitment costs	49,961	6,444	—	—

Total expenses	29,448,948	3,247,846	856,505	1,979,924

Net investment income	354,681,789	32,262,351	2,645,409	10,097,101

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(268,097,210)	(6,642,151)	(10,067,105)	(10,234,070)
Investments — affiliated	—	—	3,882	(1,256)
Capital gain distributions from underlying funds — affiliated	11	—	—	—
Foreign currency transactions	4,938,688	(376,694)	(13,894)	(92,426)
Futures contracts	8,264,127	(118,673)	70,332	115,117
In-kind redemptions — unaffiliated(b)	—	—	9,058,226	1,983,896

	(254,894,384)	(7,137,518)	(948,559)	(8,228,739)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	348,017,215	8,865,640	(27,846,643)	4,286,139
Investments — affiliated	—	—	(3,697)	—
Foreign currency translations	2,619,478	85,646	7,574	15,050
Futures contracts	3,349,849	(30,716)	42,600	(3,206)

	353,986,542	8,920,570	(27,800,166)	4,297,983

Net realized and unrealized gain (loss)	99,092,158	1,783,052	(28,748,725)	(3,930,756)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$453,773,947	$34,045,403	$(26,103,316)	$6,166,345

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$—	$(7,258)	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$—	$46,193	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations (continued) Year Ended August 31, 2023

iShares MSCI Turkey ETF

INVESTMENT INCOME
Dividends — unaffiliated	$7,943,052
Dividends — affiliated	12,040
Securities lending income — affiliated — net	1,273,223
Foreign taxes withheld	(758,961)

Total investment income	8,469,354

EXPENSES
Investment advisory	1,691,817

Total expenses	1,691,817

Net investment income	6,777,537

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,451,475)
Investments — affiliated	18,791
Foreign currency transactions	(128,705)
Futures contracts	(49,707)
In-kind redemptions — unaffiliated(a)	76,304,995

66,693,899

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	79,337,658
Investments — affiliated	(9,703)
Foreign currency translations	9,539
Futures contracts	4,819

79,342,313

Net realized and unrealized gain	146,036,212

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,813,749

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Brazil ETF		iShares MSCI Chile ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$354,681,789	$685,966,799	$32,262,351	$37,889,845
Net realized loss	(254,894,384)	(360,712,916)	(7,137,518)	(40,857,408)
Net change in unrealized appreciation (depreciation)	353,986,542	(638,012,906)	8,920,570	6,032,130

Net increase (decrease) in net assets resulting from operations	453,773,947	(312,759,023)	34,045,403	3,064,567

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(467,216,704)	(625,994,951)	(35,771,920)	(33,283,803)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(96,109,438)	1,130,241,523	129,656,844	47,012,941

NET ASSETS
Total increase (decrease) in net assets	(109,552,195)	191,487,549	127,930,327	16,793,705
Beginning of year	5,236,172,895	5,044,685,346	493,079,336	476,285,631

End of year	$5,126,620,700	$5,236,172,895	$621,009,663	$493,079,336

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares MSCI Israel ETF		iShares MSCI South Africa ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,645,409	$2,837,507	$10,097,101	$10,188,312
Net realized gain (loss)	(948,559)	4,094,236	(8,228,739)	2,807,895
Net change in unrealized appreciation (depreciation)	(27,800,166)	(17,631,290)	4,297,983	(87,072,715)

Net increase (decrease) in net assets resulting from operations	(26,103,316)	(10,699,547)	6,166,345	(74,076,508)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,361,593)	(3,115,054)	(10,821,638)	(10,603,688)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,018,373	13,891,409	(39,808,126)	124,068,086

NET ASSETS
Total increase (decrease) in net assets	(19,446,536)	76,808	(44,463,419)	39,387,890
Beginning of year	162,562,270	162,485,462	315,761,229	276,373,339

End of year	$143,115,734	$162,562,270	$271,297,810	$315,761,229

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Turkey ETF

	Year Ended 08/31/23	Year Ended 08/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,777,537	$8,644,532
Net realized gain (loss)	66,693,899	(20,379,878)
Net change in unrealized appreciation (depreciation)	79,342,313	8,462,581

Net increase (decrease) in net assets resulting from operations	152,813,749	(3,272,765)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,182,455)	(7,792,049)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(208,954,025)	211,393

NET ASSETS
Total decrease in net assets	(64,322,731)	(10,853,421)
Beginning of year	290,408,235	301,261,656

End of year	$226,085,504	$290,408,235

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Financial Highlights (For a share outstanding throughout each period)

	iShares MSCI Brazil ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$30.48		$36.58		$29.62		$40.92		$32.03

Net investment income(a)	2.14		4.10		1.34		0.86		1.12
Net realized and unrealized gain (loss)(b)	0.98		(6.56)		6.52		(11.13)		8.88

Net increase (decrease) from investment operations	3.12		(2.46)		7.86		(10.27)		10.00

Distributions from net investment income(c)	(2.78)		(3.64)		(0.90)		(1.03)		(1.11)

Net asset value, end of year	$30.82		$30.48		$36.58		$29.62		$40.92

Total Return(d)
Based on net asset value	11.49%		(6.05)%		26.35%		(25.63)%		31.36%

Ratios to Average Net Assets(e)
Total expenses	0.59%		0.58%		0.57%		0.59%		0.59%

Net investment income	7.13%		13.01%		3.84%		2.35%		2.75%

Supplemental Data
Net assets, end of year (000)	$5,126,621		$5,236,173		$5,044,685		$5,312,367		$8,205,744

Portfolio turnover rate(f)	22	%(g)	27	%(g)	17	%(g)	29	%(g)	16	%(g)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	12%		22%		12%		11%		10%

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Chile ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$27.62		$28.52		$25.37		$35.88		$43.71

Net investment income(a)	1.64		2.17		0.63		0.61		0.74
Net realized and unrealized gain (loss)(b)	0.96		(1.16)		3.16		(10.54)		(7.76)

Net increase (decrease) from investment operations	2.60		1.01		3.79		(9.93)		(7.02)

Distributions(c)
From net investment income	(1.86)		(1.91)		(0.64)		(0.58)		(0.79)
Return of capital	—		—		—		—		(0.02)

Total distributions	(1.86)		(1.91)		(0.64)		(0.58)		(0.81)

Net asset value, end of year	$28.36		$27.62		$28.52		$25.37		$35.88

Total Return(d)
Based on net asset value	9.54%		4.03%		14.90%		(27.72)%		(16.22)%

Ratios to Average Net Assets(e)
Total expenses	0.59%		0.58%		0.57%		0.59%		0.59%

Net investment income	5.87%		8.30%		2.17%		2.10%		1.74%

Supplemental Data
Net assets, end of year (000)	$621,010		$493,079		$476,286		$441,423		$330,140

Portfolio turnover rate(f)	47	%(g)	94	%(g)	62	%(g)	51	%(g)	75	%(g)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	20%		36%		17%		21%		12%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Israel ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$66.35	$72.22	$56.70	$53.28	$56.62

Net investment income(a)	1.04	1.16	0.26	0.23	0.33
Net realized and unrealized gain (loss)(b)	(11.47)	(5.74)	15.38	4.31	(3.42)

Net increase (decrease) from investment operations	(10.43)	(4.58)	15.64	4.54	(3.09)

Distributions from net investment income(c)	(0.88)	(1.29)	(0.12)	(1.12)	(0.25)

Net asset value, end of year	$55.04	$66.35	$72.22	$56.70	$53.28

Total Return(d)
Based on net asset value	(15.74)%	(6.38)%	27.59%	8.53%	(5.45)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	1.82%	1.64%	0.40%	0.43%	0.60%

Supplemental Data
Net assets, end of year (000)	$143,116	$162,562	$162,485	$104,903	$114,553

Portfolio turnover rate(f)	12%	13%	21%	7%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI South Africa ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$39.97	$49.35	$37.17	$47.96	$54.87

Net investment income(a)	1.25	1.43	0.77	4.94	1.31
Net realized and unrealized gain (loss)(b)	(0.56)	(9.35)	13.67	(10.38)	(5.84)

Net increase (decrease) from investment operations	0.69	(7.92)	14.44	(5.44)	(4.53)

Distributions from net investment income(c)	(1.34)	(1.46)	(2.26)	(5.35)	(2.38)

Net asset value, end of year	$39.32	$39.97	$49.35	$37.17	$47.96

Total Return(d)
Based on net asset value	1.62%	(16.34)%	39.49%	(13.09)%	(8.45)%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	3.01%	3.02%	1.69%	11.79%	2.48%

Supplemental Data
Net assets, end of year (000)	$271,298	$315,761	$276,373	$323,418	$374,067

Portfolio turnover rate(f)	5%	8%	20%	46%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Turkey ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$22.60	$23.91	$19.99	$24.08	$20.09

Net investment income(a)	0.74	0.66	0.70	0.30	0.60
Net realized and unrealized gain (loss)(b)	15.28	(1.33)	3.99	(3.94)	4.06

Net increase (decrease) from investment operations	16.02	(0.67)	4.69	(3.64)	4.66

Distributions from net investment income(c)	(1.25)	(0.64)	(0.77)	(0.45)	(0.67)

Net asset value, end of year	$37.37	$22.60	$23.91	$19.99	$24.08

Total Return(d)
Based on net asset value	72.12%	(2.41)%	23.59%	(15.48)%	23.38%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.58%	0.57%	0.59%	0.59%

Net investment income	2.37%	3.23%	2.98%	1.22%	2.43%

Supplemental Data
Net assets, end of year (000)	$226,086	$290,408	$301,262	$178,947	$314,190

Portfolio turnover rate(f)	29%	18%	22%	12%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Brazil	Non-diversified
MSCI Chile	Non-diversified
MSCI Israel	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
MSCI Israel
Barclays Capital, Inc.	$92,903	$(92,903)	$—		$—
BofA Securities, Inc.	572,088	(572,088)	—		—
Goldman Sachs & Co. LLC	7,172	(7,172)	—		—
J.P. Morgan Securities LLC	206,856	(206,856)	—		—
Morgan Stanley	1,212,709	(1,212,709)	—		—
National Financial Services LLC	66,815	(66,815)	—		—
RBC Capital Markets LLC	9,123,587	(9,123,587)	—		—
UBS AG	33,423	(33,423)	—		—
Wells Fargo Bank N.A.	166,040	(164,857)	—		1,183	(b)

	$11,481,593	$(11,480,410)	$—		$1,183

MSCI Turkey
Goldman Sachs & Co. LLC	$3,888,829	$(3,888,829)	$—		$—
Morgan Stanley	1,929,911	(1,870,273)	—		59,638	(b)

	$5,818,740	$(5,759,102)	$—		$59,638

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
MSCI Israel	$53,141
MSCI South Africa	2,070
MSCI Turkey	271,617

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Israel	$242,095	$3,100,553	$(2,650,417)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil	$1,093,307,466	$1,153,906,550
MSCI Chile	382,306,471	253,744,314
MSCI Israel	17,396,187	17,149,433
MSCI South Africa	25,278,598	17,765,473
MSCI Turkey	81,506,566	91,610,043

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Israel	$58,906,248	$49,333,021
MSCI South Africa	84,910,235	132,748,523
MSCI Turkey	105,421,664	305,916,037

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Israel	$8,439,464	$(8,439,464)
MSCI South Africa	1,699,634	(1,699,634)
MSCI Turkey	62,606,502	(62,606,502)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
MSCI Brazil
Ordinary income	$467,216,704	$625,994,951

MSCI Chile
Ordinary income	$35,771,920	$33,283,803

MSCI Israel
Ordinary income	$2,361,593	$3,115,054

MSCI South Africa
Ordinary income	$10,821,638	$10,603,688

MSCI Turkey
Ordinary income	$8,182,455	$7,792,049

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Brazil	$115,611,162	$(4,327,868,826)	$944,059,489	$(3,268,198,175)
MSCI Chile	603,787	(288,671,045)	2,345,149	(285,722,109)
MSCI Israel	428,891	(62,850,908)	(34,349,802)	(96,771,819)
MSCI South Africa	493,067	(280,647,174)	(129,572,029)	(409,726,136)
MSCI Turkey	1,941,343	(303,236,149)	14,399,250	(286,895,556)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Brazil	$4,070,198,350	$1,233,844,322	$(289,269,654)	$944,574,668
MSCI Chile	616,830,376	47,083,869	(44,723,344)	2,360,525
MSCI Israel	188,392,265	6,922,733	(41,269,214)	(34,346,481)
MSCI South Africa	399,313,766	3,534,105	(133,096,693)	(129,562,588)
MSCI Turkey	217,259,068	37,876,283	(23,476,345)	14,399,938

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount
MSCI Brazil
Shares sold	15,250,000	$491,201,426	42,250,000	$1,382,799,589
Shares redeemed	(20,700,000)	(587,310,864)	(8,350,000)	(252,558,066)

	(5,450,000)	$(96,109,438)	33,900,000	$1,130,241,523

MSCI Chile
Shares sold	9,350,000	$277,089,683	11,650,000	$314,296,499
Shares redeemed	(5,300,000)	(147,432,839)	(10,500,000)	(267,283,558)

	4,050,000	$129,656,844	1,150,000	$47,012,941

MSCI Israel
Shares sold	1,050,000	$59,945,413	850,000	$59,552,306
Shares redeemed	(900,000)	(50,927,040)	(650,000)	(45,660,897)

	150,000	$9,018,373	200,000	$13,891,409

MSCI South Africa
Shares sold	2,200,000	$93,284,072	4,800,000	$240,296,504
Shares redeemed	(3,200,000)	(133,092,198)	(2,500,000)	(116,228,418)

	(1,000,000)	$(39,808,126)	2,300,000	$124,068,086

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Notes to Financial Statements (continued)

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount
MSCI Turkey
Shares sold	3,400,000	$108,374,237	7,900,000	$157,544,620
Shares redeemed	(10,200,000)	(317,328,262)	(7,650,000)	(157,333,227)

	(6,800,000)	$(208,954,025)	250,000	$211,393

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy and issuers of securities in which iShares MSCI Israel ETF invests.

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Brazil ETF iShares MSCI Chile ETF iShares MSCI Israel ETF iShares MSCI South Africa ETF iShares MSCI Turkey ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income

MSCI Israel	$3,501,400
MSCI South Africa	13,700,412
MSCI Turkey	7,724,220

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Brazil	$406,849,051	$21,085,672
MSCI Chile	46,097,115	11,003,514
MSCI Israel	4,239,853	1,034,559
MSCI South Africa	14,120,878	2,128,947
MSCI Turkey	7,942,998	772,961

I M P O R T A N T T A X I N F O R M A T I O N	55

Board Review and Approval of Investment Advisory Contract

iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Israel ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI Brazil ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time.All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

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Supplemental Information (unaudited) (continued)

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Brazil ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	59

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	61

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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iS-AR-804-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares MSCI Australia ETF | EWA | NYSE Arca
•	iShares MSCI Canada ETF | EWC | NYSE Arca
•	iShares MSCI Japan ETF | EWJ | NYSE Arca
•	iShares MSCI Mexico ETF | EWW | NYSE Arca
•	iShares MSCI South Korea ETF | EWY | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500 Index)	14.50%	15.94%
U.S. small cap equities (Russell 2000 Index)	0.99	4.65
International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92
Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Australia ETF

Investment Objective

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	5.15%	4.20%	3.98%	5.15%	22.86%	47.77%
Fund Market	5.21	4.22	4.02	5.21	22.97	48.26
Index	4.92	4.76	4.45	4.92	26.15	54.51

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 989.20	$ 2.51		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Australia ETF

Portfolio Management Commentary

Stocks in Australia advanced during the reporting period amid modest economic growth and moderating inflation. Australia’s economy received a boost in early 2023 when China, its largest trading partner, removed substantial coronavirus restrictions. Services and manufacturing expanded, as exports to China reached a record high. The Reserve Bank of Australia addressed inflation with eight interest rate increases, more than doubling its key borrowing rate to an 11-year high. The central bank paused interest rate increases late in the reporting period as economic growth forecasts decreased, though inflation remained twice as high as the bank’s stated target. Investor concerns about prospects for slowing growth and persistent inflation, particularly as China’s economy weakened, weighed on stocks late in the reporting period.

The materials sector contributed the most to the Index’s return, led by the metals and mining industry. Australian producers of iron ore, aluminum, copper, and precious metals advanced. Amid rising interest rates and inflation, more investors turned to gold, pushing prices higher. Iron ore prices rose toward the end of 2022, reflecting rising demand from China as it reopened. With prices and demand rising, production increased, helping boost cash flow in some segments of the industry. However, higher costs weighed on earnings, and commodities prices retreated as economic growth slowed.

The financials sector also contributed to the Index’s performance. Bank stocks rose as profits grew, benefiting from loan growth and increased deposits. In the insurance industry, rising premiums drove profits significantly higher.

On the downside, the healthcare sector detracted from the Index’s return. The biotechnology industry declined along with profit growth projections, as currency exchange headwinds and labor costs increased.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	32.4%

Materials	24.6

Health Care	10.0

Energy	5.9

Consumer Discretionary	5.9

Real Estate	5.9

Industrials	5.3

Consumer Staples	4.9

Communication Services	1.9

Information Technology	1.7

Utilities	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

BHP Group Ltd.	13.0%

Commonwealth Bank of Australia	9.8

CSL Ltd.	7.6

National Australia Bank Ltd.	5.2

Westpac Banking Corp.	4.4

Australia & New Zealand Banking Group Ltd.	4.4

Woodside Energy Group Ltd.	4.0

Macquarie Group Ltd.	3.7

Wesfarmers Ltd.	3.5

Woolworths Group Ltd.	2.7

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Canada ETF

Investment Objective

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Custom Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	5.42%	6.16%	4.63%	5.42%	34.81%	57.30%
Fund Market	5.53	6.14	4.61	5.53	34.72	56.96
Index	5.15	6.26	4.78	5.15	35.46	59.47

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Canada Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Canada Custom Capped Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,029.20	$ 2.56		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Canada ETF

Portfolio Management Commentary

Stocks in Canada advanced for the reporting period, as consumer spending continued to rise despite stalling economic growth and concerns about rebounding inflation. While unemployment remained low by historic standards, it rose near the end of the reporting period, as job creation failed to keep pace with Canada’s significant population growth. To combat inflation, the Bank of Canada raised interest rates six times during the reporting period, and the inflation rate declined substantially. However, prices grew again toward the end of the reporting period, raising concerns among investors that additional monetary tightening would be needed to control inflation.

The information technology sector contributed the most to the Index’s return, led by the information technology services industry. Revenues from e-commerce platforms and point of sale systems grew substantially amid sharply higher gross merchandise volume (the total value of merchandise sold through an e-commerce platform). The industry also benefited from optimism surrounding the impact of new developments in the area of artificial intelligence (“AI”). New AI-powered products generated investor enthusiasm, including a new feature designed to help online vendors manage their virtual storefronts using AI and another aimed at assisting merchants with text used in marketing their businesses.

Stocks in the materials sector also gained, due to strength in the metals and mining industry. Although some metal commodities prices declined during the reporting period, gold prices rose notably. This price increase bolstered the earnings of precious metals streamers (companies that provide capital and financing for mines in exchange for discounted precious metal prices) in the gold industry.

On the downside, utilities companies detracted from the Index’s performance. Financing delays for a new wind farm project amid tighter financial conditions pressured the independent power and renewable electricity producers industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	34.9%

Energy	18.4

Industrials	12.7

Materials	11.1

Information Technology	8.9

Consumer Staples	4.6

Consumer Discretionary	3.9

Utilities	3.3

Communication Services	1.6

Real Estate	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Royal Bank of Canada	6.9%

Toronto-Dominion Bank (The)	6.2

Shopify Inc., Class A	4.4

Canadian Pacific Kansas City Ltd.	4.1

Canadian Natural Resources Ltd.	4.0

Enbridge Inc.	3.9

Canadian National Railway Co.	3.5

Bank of Montreal	3.4

Bank of Nova Scotia (The)	3.1

Brookfield Corp., Class A	2.7

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Japan ETF

Investment Objective

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.68%	2.68%	5.04%	15.68%	14.14%	63.55%
Fund Market	16.09	2.78	5.15	16.09	14.69	65.16
Index	15.30	3.11	5.45	15.30	16.54	69.98

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,108.90	$ 2.66		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Japan ETF

Portfolio Management Commentary

Japanese stocks advanced for the reporting period, as the economy grew at its fastest pace in three years. The Japanese economy, which has struggled with weak growth and deflation, or falling prices, in recent decades, returned to growth while logging its highest inflation rate in more than 30 years. Foreign demand for automotive products and tourism drove stronger economic growth. The lifting of coronavirus pandemic-related travel restrictions on foreign tourism unleashed pent-up demand, spurring strong growth in tourism. Automotive exports recovered from lingering supply chain disruptions related to prior pandemic-related policies. Domestic consumption trailed, however, as household spending contracted, and the country’s notoriously high savings rate remained elevated for the reporting period, leading to concerns about the sustainability of recent economic growth. Nevertheless, investor optimism that Japan would maintain accommodative monetary policy to stimulate growth and inflation, as well as other policy shifts, such as limiting government intervention in bond markets and corporate governance reforms, ultimately drove strong flows into the Japanese equity market.

The industrials sector contributed the most to the Index’s return. The trading companies and distributors industry, which acts as an intermediary for the trading of many Japanese exports, benefited from growth in exports, a recovery in Japanese auto sales, and relatively elevated commodities prices.

The financials sector also contributed to the Index’s return, as Japan’s diversified banks advanced with strong earnings growth, including gains on bond sales, higher fees, lower credit costs, and growth in overseas lending activity. The information technology sector also advanced, led by the semiconductors and semiconductor equipment industry, as Chinese companies brought forward chip orders ahead of the Japanese government’s restrictions on semiconductor trade, while expectations for chip demand from artificial intelligence also rose sharply.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	23.3%

Consumer Discretionary	18.9

Information Technology	14.1

Financials	11.9

Health Care	8.7

Communication Services	7.2

Consumer Staples	6.2

Materials	4.7

Real Estate	3.0

Utilities	1.2

Energy	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Toyota Motor Corp.	5.2%

Sony Group Corp.	3.0

Mitsubishi UFJ Financial Group Inc.	2.6

Keyence Corp.	2.3

Tokyo Electron Ltd.	2.0

Hitachi Ltd.	1.8

Sumitomo Mitsui Financial Group Inc.	1.7

Shin-Etsu Chemical Co. Ltd.	1.7

Mitsubishi Corp.	1.6

Daiichi Sankyo Co. Ltd.	1.6

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Mexico ETF

Investment Objective

The iShares MSCI Mexico ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	42.93%	6.60%	2.13%	42.93%	37.68%	23.52%
Fund Market	43.25	6.64	2.20	43.25	37.94	24.25
Index	45.23	7.33	2.56	45.23	42.41	28.74

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,075.30	$ 2.62		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Mexico ETF

Portfolio Management Commentary

Mexican equities advanced strongly for the reporting period, despite slow economic growth. To quell rising inflation, the Bank of Mexico aggressively increased interest rates for the first half of the reporting period, then paused at a record high rate of 11.25% in May 2023. Consequently, inflation, which began the reporting period at an annual rate of 8.7%, fell sharply to 4.6% at the end of the reporting period. Sharply declining inflation with relatively high interest rates meant Mexican bonds had relatively high yields after adjusting for inflation, which led to a sharply rising Mexican peso. The stronger Mexican peso relative to the U.S. dollar drove a large portion of the Index’s return. Foreign investment, particularly money from the U.S., also surged due to investments in utilities’ capacity and ongoing U.S. efforts to bring its foreign manufacturing resources closer to home.

The consumer staples sector was the largest contributor to the Index’s return. The beverages industry advanced, as strong sales growth across business segments benefited a leading operator of convenience stores and bottling operations. The company’s strategic investments in digital enterprises further buoyed investor sentiment.

The financials sector also contributed significantly to the Index’s return, as a large Mexican bank posted strong earnings despite higher loan loss provisions. Sales of annuities and insurance, as well as proprietary trading, drove strong earnings. The premiums earned from lending deposits also grew modestly.

The materials sector contributed meaningfully to the Index’s return, as a global Mexican cement producer advanced due to a rebound in demand. The company benefited from increasing prices, the stronger Mexican peso, and solid revenue from the U.S., its largest market.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Staples	33.8%

Financials	18.2

Industrials	14.0

Materials	12.5

Communication Services	12.0

Real Estate	7.5

Consumer Discretionary	1.5

Health Care	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Grupo Financiero Banorte SAB de CV, Class O	11.0%

Fomento Economico Mexicano SAB de CV	10.9

Wal-Mart de Mexico SAB de CV	10.4

America Movil SAB de CV Mexico	9.6

Cemex SAB de CV	4.5

Grupo Mexico SAB de CV, Series B	4.5

Grupo Aeroportuario del Pacifico SAB de CV, Class B	3.6

Grupo Bimbo SAB de CV, Series A	3.4

Grupo Aeroportuario del Sureste SAB de CV, Class B	2.7

Arca Continental SAB de CV	2.5

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI South Korea ETF

Investment Objective

The iShares MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	8.49%	(0.02)%	2.53%	8.49%	(0.10)%	28.37%
Fund Market	9.13	0.04	2.58	9.13	0.20	28.95
Index	8.19	0.39	2.98	8.19	1.99	34.18

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,068.30	$ 3.08		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI South Korea ETF

Portfolio Management Commentary

Stocks in South Korea advanced for the reporting period, aided by China’s reopening from strict coronavirus limitations and moderating inflation. The latter allowed the Bank of Korea to pause interest rate increases in early 2023. The removal of tight coronavirus restrictions in China, the nation’s largest trading partner, boosted optimism that economic growth would increase. However, China’s economy subsequently weakened, and South Korea’s exports to China declined. Meanwhile, shipments to the U.S. increased in the first half of 2023, easing South Korea’s overall slump in exports, which account for almost half its economic output. The pace of South Korea’s manufacturing contraction slowed, unemployment decreased, and the economy resumed slightly positive growth in early 2023.

The information technology sector contributed the most to the Index’s return. The technology hardware, storage, and peripherals industry benefited from hopes for improved semiconductor chip demand prompted by China’s reopening and burgeoning artificial intelligence applications, as electronics and related components account for almost a third of South Korea’s exports. Investor optimism persisted despite a glut in the global semiconductor industry, due to reduced demand for smartphones and computers following the coronavirus pandemic, and memory chip price declines that weighed on corporate profits.

The materials sector also contributed, as stocks in the steel industry advanced. A leading steelmaker exceeded earnings expectations, with operating profit rising substantially, as it recovered from a lengthy, typhoon-related mill closure early in the reporting period. Battery material sales also increased significantly.

On the downside, the communication services sector detracted from the Index’s performance. The interactive media and services industry declined, as a leading internet provider experienced its worst-ever service disruption and accounting losses tied to a merger and other investments. The healthcare sector also detracted, led by biotechnology firms.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	35.1%

Industrials	15.1

Materials	11.7

Financials	10.7

Consumer Discretionary	9.9

Communication Services	6.6

Health Care	5.5

Consumer Staples	3.0

Energy	1.9

Utilities	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Samsung Electronics Co. Ltd.	22.2%

SK Hynix Inc.	6.2

POSCO Holdings Inc.	4.0

Samsung SDI Co. Ltd.	3.3

LG Chem Ltd.	2.8

NAVER Corp.	2.7

Hyundai Motor Co.	2.5

Kia Corp.	2.1

KB Financial Group Inc.	2.1

LG Energy Solution	1.8

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments August 31, 2023	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 23.6%
Australia & New Zealand Banking Group Ltd.	5,503,550	$89,857,079
Commonwealth Bank of Australia	3,069,551	202,213,079
National Australia Bank Ltd.	5,749,352	107,147,620
Westpac Banking Corp.	6,426,135	90,913,237

		490,131,015

Beverages — 0.5%
Treasury Wine Estates Ltd.	1,317,205	9,919,677

Biotechnology — 7.5%
CSL Ltd.	883,358	156,000,058

Broadline Retail — 3.5%
Wesfarmers Ltd.	2,078,128	72,327,996

Capital Markets — 4.3%
ASX Ltd.	354,079	13,177,164
Macquarie Group Ltd.	672,439	76,880,277

		90,057,441

Chemicals — 0.4%
Orica Ltd.	831,241	8,421,161

Commercial Services & Supplies — 1.2%
Brambles Ltd.	2,544,765	24,643,430

Construction Materials — 1.2%
James Hardie Industries PLC(a)	807,508	24,271,468

Consumer Staples Distribution & Retail — 4.3%
Coles Group Ltd.	2,447,385	25,750,223
Endeavour Group Ltd./Australia	2,624,486	9,334,305
Woolworths Group Ltd.	2,233,004	55,027,665

		90,112,193

Diversified Consumer Services — 0.4%
IDP Education Ltd.	458,068	7,285,046

Diversified REITs — 1.6%
GPT Group (The)	3,509,616	9,502,658
Mirvac Group	7,251,617	11,306,047
Stockland	4,371,713	11,939,795

		32,748,500

Diversified Telecommunication Services — 0.9%
Telstra Corp. Ltd.	7,418,221	19,243,728

Electric Utilities — 0.9%
Origin Energy Ltd.	3,155,277	17,743,885

Financial Services — 0.4%
Washington H Soul Pattinson & Co. Ltd.	429,180	9,143,168

Gas Utilities — 0.6%
APA Group	2,305,367	13,392,089

Ground Transportation — 0.4%
Aurizon Holdings Ltd.	3,363,088	7,926,647

Health Care Equipment & Supplies — 1.0%
Cochlear Ltd.	120,183	21,095,050

Health Care Providers & Services — 1.4%
Ramsay Health Care Ltd.	335,520	11,133,899
Sonic Healthcare Ltd.	818,352	17,008,778

		28,142,677

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.0%
Aristocrat Leisure Ltd.	1,079,773	$28,503,946
Lottery Corp. Ltd. (The)	4,071,511	13,243,722

		41,747,668

Industrial REITs — 2.3%
Goodman Group	3,104,837	46,781,331

Insurance — 3.6%
Insurance Australia Group Ltd.	4,476,688	16,801,083
Medibank Pvt Ltd.	5,043,545	11,931,507
QBE Insurance Group Ltd.	2,732,440	26,356,784
Suncorp Group Ltd.	2,321,697	20,363,831

		75,453,205

Interactive Media & Services — 1.0%
REA Group Ltd.	97,186	10,361,755
SEEK Ltd.	652,342	9,739,267

		20,101,022

Metals & Mining — 22.8%
BHP Group Ltd.	9,276,983	266,695,879
BlueScope Steel Ltd.	834,273	11,278,985
Fortescue Metals Group Ltd.	3,099,035	42,665,617
IGO Ltd.	1,247,437	11,132,479
Mineral Resources Ltd.	320,535	14,713,196
Newcrest Mining Ltd.	1,635,345	27,255,715
Northern Star Resources Ltd.	2,112,211	16,184,052
Pilbara Minerals Ltd.	4,930,630	14,782,117
Rio Tinto Ltd.	679,204	49,192,305
South32 Ltd.	8,364,838	18,239,503

		472,139,848

Office REITs — 0.5%
Dexus	1,970,960	9,849,107

Oil, Gas & Consumable Fuels — 5.9%
Ampol Ltd.	436,788	9,949,601
Santos Ltd.	5,947,612	29,428,981
Woodside Energy Group Ltd.	3,477,160	83,007,577

		122,386,159

Passenger Airlines — 0.3%
Qantas Airways Ltd.(a)	1,547,408	5,895,019

Professional Services — 0.8%
Computershare Ltd.	1,048,330	17,042,637

Real Estate Management & Development — 0.3%
Lendlease Corp. Ltd.	1,271,308	6,401,698

Retail REITs — 1.2%
Scentre Group	9,485,435	16,813,495
Vicinity Ltd.	7,065,190	8,522,392

		25,335,887

Software — 1.7%
WiseTech Global Ltd.	303,358	13,608,272
Xero Ltd.(a)	263,370	21,318,117

		34,926,389

Trading Companies & Distributors — 0.3%
Reece Ltd.	412,192	5,422,482

Transportation Infrastructure — 2.3%
Transurban Group	5,635,998	48,254,174

Total Long-Term Investments — 99.1% (Cost: $2,417,552,222)		2,054,341,855

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(b)(c)	1,220,000	$1,220,000

Total Short-Term Securities — 0.1% (Cost: $1,220,000)		1,220,000

Total Investments — 99.2% (Cost: $2,418,772,222)		2,055,561,855

Other Assets Less Liabilities — 0.8%		16,847,777

Net Assets — 100.0%		$2,072,409,632

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$130,000	$1,090,000	(a)	$—	$—	$—	$1,220,000	1,220,000	$71,843	$1

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SPI 200 Index	158	09/21/23	$18,513	$181,826

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$181,826	$—	$—	$—	$181,826

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Australia ETF

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,880,836)	$—	$—	$—	$(1,880,836)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$177,269	$—	$—	$—	$177,269

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,043,393

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$2,054,341,855	$—	$2,054,341,855
Short-Term Securities
Money Market Funds	1,220,000	—	—	1,220,000

	$1,220,000	$2,054,341,855	$—	$2,055,561,855

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$181,826	$—	$181,826

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
CAE Inc.(a)	533,237	$12,861,304

Automobile Components — 0.9%
Magna International Inc.	455,059	26,767,384

Banks — 22.9%
Bank of Montreal	1,192,545	102,706,085
Bank of Nova Scotia (The)	1,992,753	94,564,330
Canadian Imperial Bank of Commerce	1,514,947	60,028,317
National Bank of Canada	565,710	39,426,369
Royal Bank of Canada	2,317,423	208,794,461
Toronto-Dominion Bank (The)	3,074,112	187,513,552

		693,033,114

Broadline Retail — 1.4%
Canadian Tire Corp. Ltd., Class A, NVS	87,829	10,419,619
Dollarama Inc.	473,843	30,723,346

		41,142,965

Capital Markets — 4.0%
Brookfield Asset Management Ltd.	587,312	20,294,255
Brookfield Corp., Class A	2,354,149	80,353,280
IGM Financial Inc.	139,775	3,984,705
Onex Corp.	115,590	7,142,251
TMX Group Ltd.	463,989	10,267,370

		122,041,861

Chemicals — 1.7%
Nutrien Ltd.	829,521	52,544,925

Commercial Services & Supplies — 1.0%
GFL Environmental Inc.	387,274	12,550,864
RB Global Inc.	303,945	18,796,362

		31,347,226

Construction & Engineering — 1.4%
Stantec Inc.	185,715	12,405,740
WSP Global Inc.	208,508	29,205,317

		41,611,057

Consumer Staples Distribution & Retail — 4.3%
Alimentation Couche-Tard Inc.	1,306,474	68,321,087
Empire Co. Ltd., Class A, NVS	242,928	6,328,497
George Weston Ltd.	104,842	11,627,127
Loblaw Companies Ltd.	267,127	23,195,686
Metro Inc.	387,431	19,967,951

		129,440,348

Containers & Packaging — 0.4%
CCL Industries Inc., Class B, NVS	249,480	11,150,161

Diversified Telecommunication Services — 0.8%
BCE Inc.	122,425	5,186,210
Quebecor Inc., Class B	255,994	5,852,320
TELUS Corp.	786,359	13,810,168

		24,848,698

Electric Utilities — 2.1%
Emera Inc.	455,025	17,056,702
Fortis Inc.	809,908	31,762,156
Hydro One Ltd.(b)	552,695	14,365,489

		63,184,347

Financial Services — 0.4%
Element Fleet Management Corp.	654,473	10,060,246

Security	Shares	Value

Financial Services (continued)
Nuvei Corp.(b)	104,381	$1,884,142

		11,944,388

Food Products — 0.3%
Saputo Inc.	421,744	9,117,186

Gas Utilities — 0.3%
AltaGas Ltd.	468,591	9,162,355

Ground Transportation — 8.2%
Canadian National Railway Co.	941,472	106,047,986
Canadian Pacific Kansas City Ltd.	1,556,819	123,582,302
TFI International Inc.	129,130	17,595,778

		247,226,066

Hotels, Restaurants & Leisure — 1.1%
Restaurant Brands International Inc.	494,096	34,318,317

Independent Power and Renewable Electricity Producers — 0.5%
Brookfield Renewable Corp., Class A	226,273	6,316,621
Northland Power Inc.	417,208	7,889,035

		14,205,656

Insurance — 7.5%
Fairfax Financial Holdings Ltd.	35,716	29,453,277
Great-West Lifeco Inc.	465,498	13,377,211
iA Financial Corp. Inc.	171,124	10,735,777
Intact Financial Corp.	292,949	41,301,646
Manulife Financial Corp.	3,076,033	56,867,454
Power Corp. of Canada	967,695	26,426,839
Sun Life Financial Inc.	982,340	47,917,429

		226,079,633

IT Services — 5.6%
CGI Inc.(a)	354,011	36,915,446
Shopify Inc., Class A(a)	2,005,569	133,422,585

		170,338,031

Leisure Products — 0.1%
BRP Inc.	60,945	4,660,632

Metals & Mining — 8.7%
Agnico Eagle Mines Ltd.	822,441	39,935,135
Barrick Gold Corp.	2,935,249	47,573,974
First Quantum Minerals Ltd.	985,240	26,468,481
Franco-Nevada Corp.	321,064	46,253,936
Ivanhoe Mines Ltd., Class A(a)	1,020,540	9,078,516
Kinross Gold Corp.	2,052,631	10,421,143
Lundin Mining Corp.	1,101,707	8,544,915
Pan American Silver Corp.	611,794	10,115,067
Teck Resources Ltd., Class B	762,535	31,535,269
Wheaton Precious Metals Corp.	757,918	33,060,751

		262,987,187

Multi-Utilities — 0.4%
Algonquin Power & Utilities Corp.	1,093,952	8,282,363
Canadian Utilities Ltd., Class A, NVS	217,416	5,152,206

		13,434,569

Oil, Gas & Consumable Fuels — 18.4%
ARC Resources Ltd.	1,020,373	15,563,860
Cameco Corp.	722,650	26,741,045
Canadian Natural Resources Ltd.	1,851,550	119,791,667
Cenovus Energy Inc.	2,391,792	47,687,149
Enbridge Inc.	3,385,496	118,863,181
Imperial Oil Ltd.	341,126	19,371,372
Keyera Corp.	385,082	9,513,053

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Parkland Corp.	234,184	$6,196,032
Pembina Pipeline Corp.	921,017	28,628,415
Suncor Energy Inc.	2,205,193	74,697,812
TC Energy Corp.	1,702,221	61,477,490
Tourmaline Oil Corp.	538,899	27,634,926

		556,166,002

Paper & Forest Products — 0.2%
West Fraser Timber Co. Ltd.	95,676	7,232,346

Passenger Airlines — 0.2%
Air Canada(a)(c)	292,961	4,947,728

Professional Services — 1.1%
Thomson Reuters Corp.	265,700	34,213,398

Real Estate Management & Development — 0.3%
FirstService Corp.	67,058	10,140,587

Residential REITs — 0.2%
Canadian Apartment Properties REIT	137,079	4,917,273

Retail REITs — 0.1%
RioCan REIT	245,024	3,501,638

Software — 3.2%
Constellation Software Inc./Canada	33,660	69,140,012
Descartes Systems Group Inc. (The)(a)	142,499	10,684,261
Open Text Corp.	453,416	18,271,537

		98,095,810

Textiles, Apparel & Luxury Goods — 0.3%
Gildan Activewear Inc.	298,054	8,889,562

Trading Companies & Distributors — 0.4%
Toromont Industries Ltd.	138,132	11,331,077

Wireless Telecommunication Services — 0.8%
Rogers Communications Inc., Class B, NVS	594,058	24,167,679

Total Common Stocks — 99.6% (Cost: $3,464,558,696)		3,017,050,510

Rights

Software — 0.0%
Constellation Software Inc. (Expires 10/06/23, Strike Price CAD)	33,976	18,859

Total Rights — 0.0% (Cost: $15,068)		18,859

Security	Shares	Value

Warrants

Software — 0.0%
Constellation Software Inc., (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD)(a)(d)	34,014	$0

Total Warrants — 0.0% (Cost: $—)		0

Total Long-Term Investments — 99.6% (Cost: $3,464,573,764)		3,017,069,369

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(e)(f)(g)	34,213	34,223
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(e)(f)	1,330,000	1,330,000

Total Short-Term Securities — 0.1% (Cost: $1,364,205)		1,364,223

Total Investments — 99.7% (Cost: $3,465,937,969)		3,018,433,592

Other Assets Less Liabilities — 0.3%		9,869,230

Net Assets — 100.0%		$3,028,302,822

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Canada ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,240,164	$—		$(9,196,508	)(a)	$(3,819)	$(5,614)	$34,223	34,213	$28,163	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,160,000	170,000	(a)	—		—	—	1,330,000	1,330,000	100,929		2

						$(3,819)	$(5,614)	$1,364,223		$129,092		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	60	09/14/23	$10,800	$144,334

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$144,334	$—	$—	$—	$144,334

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$878,859	$—	$—	$—	$878,859

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$214,428	$—	$—	$—	$214,428

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,267,514

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Canada ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,017,050,510	$—	$—	$3,017,050,510
Rights	18,859	—	—	18,859
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	1,364,223	—	—	1,364,223

	$3,018,433,592	$—	$—	$3,018,433,592

Derivative Financial Instruments(a)
Assets
Equity Contracts	$144,334	$—	$—	$144,334

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
Nippon Express Holdings Inc.	281,500	$14,618,123
SG Holdings Co. Ltd.	1,239,100	17,898,619
Yamato Holdings Co. Ltd.	1,033,700	19,416,768

		51,933,510

Automobile Components — 2.0%
Aisin Corp.	569,000	18,989,187
Bridgestone Corp.	2,216,600	86,061,171
Denso Corp.	1,684,900	114,998,871
Koito Manufacturing Co. Ltd.	820,600	13,925,993
Sumitomo Electric Industries Ltd.	2,761,400	33,805,886

		267,781,108

Automobiles — 8.3%
Honda Motor Co. Ltd.	5,986,100	193,449,065
Isuzu Motors Ltd.	2,250,600	28,811,163
Mazda Motor Corp.	2,231,200	23,246,682
Nissan Motor Co. Ltd.	9,006,100	38,295,887
Subaru Corp.	2,383,300	45,815,071
Suzuki Motor Corp.	1,429,600	56,172,425
Toyota Motor Corp.	41,229,300	710,343,840
Yamaha Motor Co. Ltd.	1,148,700	29,724,060

		1,125,858,193

Banks — 6.8%
Chiba Bank Ltd. (The)	2,093,900	14,951,278
Concordia Financial Group Ltd.	4,128,400	18,293,087
Japan Post Bank Co. Ltd.	5,707,800	45,799,753
Mitsubishi UFJ Financial Group Inc.	44,394,680	354,166,460
Mizuho Financial Group Inc.	9,369,458	154,399,485
Resona Holdings Inc.	8,382,800	44,408,077
Shizuoka Financial Group Inc., NVS	1,819,900	14,788,788
Sumitomo Mitsui Financial Group Inc.	4,938,300	225,761,608
Sumitomo Mitsui Trust Holdings Inc.	1,288,432	48,263,114

		920,831,650

Beverages — 1.0%
Asahi Group Holdings Ltd.	1,872,300	72,842,474
Kirin Holdings Co. Ltd.	2,999,900	42,116,342
Suntory Beverage & Food Ltd.	545,000	17,535,065

		132,493,881

Broadline Retail — 0.4%
Pan Pacific International Holdings Corp.	1,473,800	29,365,723
Rakuten Group Inc.	5,785,200	22,510,443

		51,876,166

Building Products — 1.7%
AGC Inc.	751,600	26,368,668
Daikin Industries Ltd.	1,024,600	177,110,883
Lixil Corp.	1,124,900	14,090,094
TOTO Ltd.	512,000	14,041,001

		231,610,646

Capital Markets — 0.9%
Daiwa Securities Group Inc.	5,215,000	29,655,886
Japan Exchange Group Inc.	1,952,300	34,063,236
Nomura Holdings Inc.	11,684,400	45,237,456
SBI Holdings Inc.	949,410	19,378,345

		128,334,923

Chemicals — 3.6%
Asahi Kasei Corp.	4,884,400	31,528,274
JSR Corp.	690,300	19,266,986
Mitsubishi Chemical Group Corp.	4,994,200	29,813,923

Security	Shares	Value

Chemicals (continued)
Mitsui Chemicals Inc.	659,200	$17,870,123
Nippon Paint Holdings Co. Ltd.	3,669,900	28,355,703
Nippon Sanso Holdings Corp.	680,200	16,401,083
Nissan Chemical Corp.	486,400	20,832,589
Nitto Denko Corp.	553,100	37,733,884
Shin-Etsu Chemical Co. Ltd.	7,082,500	225,745,810
Sumitomo Chemical Co. Ltd.	5,487,100	15,190,080
Toray Industries Inc.	5,391,400	29,068,648
Tosoh Corp.	1,034,100	13,381,039

		485,188,142

Commercial Services & Supplies — 0.8%
Dai Nippon Printing Co. Ltd.	856,600	23,406,950
Secom Co. Ltd.	816,300	57,131,002
Toppan Inc.	946,500	22,863,565

		103,401,517

Construction & Engineering — 0.6%
Kajima Corp.	1,641,500	27,417,558
Obayashi Corp.	2,532,700	22,938,022
Shimizu Corp.	2,205,000	14,835,113
Taisei Corp.	655,200	22,051,404

		87,242,097

Consumer Staples Distribution & Retail — 1.6%
Aeon Co. Ltd.	2,542,400	52,689,119
Kobe Bussan Co. Ltd.	579,200	14,430,304
MatsukiyoCocokara & Co.	444,000	26,142,919
Seven & i Holdings Co. Ltd.	2,926,580	120,080,949
Welcia Holdings Co. Ltd.	362,300	6,665,323

		220,008,614

Diversified REITs — 0.3%
Daiwa House REIT Investment Corp.	8,518	16,164,331
Nomura Real Estate Master Fund Inc.	16,544	19,449,083

		35,613,414

Diversified Telecommunication Services — 1.0%
Nippon Telegraph & Telephone Corp.	116,009,800	133,949,035

Electric Utilities — 0.7%
Chubu Electric Power Co. Inc.	2,510,600	33,462,751
Kansai Electric Power Co. Inc. (The)	2,731,500	38,754,060
Tokyo Electric Power Co. Holdings Inc.(a)	6,017,300	26,361,692

		98,578,503

Electrical Equipment — 1.5%
Fuji Electric Co. Ltd.	493,400	23,249,282
Mitsubishi Electric Corp.	7,513,100	97,881,197
Nidec Corp.	1,620,700	84,332,243

		205,462,722

Electronic Equipment, Instruments & Components — 5.3%
Azbil Corp.	439,100	14,627,953
Hamamatsu Photonics KK	547,700	25,341,225
Hirose Electric Co. Ltd.	121,558	14,717,619
Ibiden Co. Ltd.	438,100	26,395,574
Keyence Corp.	756,404	314,037,371
Kyocera Corp.	1,247,900	64,004,404
Murata Manufacturing Co. Ltd.	2,233,300	124,938,117
Omron Corp.	684,900	33,048,099
Shimadzu Corp.	916,300	26,927,042
TDK Corp.	1,511,500	55,014,233
Yokogawa Electric Corp.	892,000	17,662,439

		716,714,076

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment — 2.1%
Capcom Co. Ltd.	680,600	$28,709,895
Koei Tecmo Holdings Co. Ltd.	446,920	6,941,442
Konami Group Corp.	395,000	22,921,518
Nexon Co. Ltd.	1,327,900	26,940,022
Nintendo Co. Ltd.	4,039,300	173,192,600
Square Enix Holdings Co. Ltd.	329,900	12,522,422
Toho Co. Ltd./Tokyo	431,500	16,446,485

		287,674,384

Financial Services — 0.9%
GMO Payment Gateway Inc.	162,748	10,305,702
Mitsubishi HC Capital Inc.	3,136,700	20,378,686
ORIX Corp.	4,560,800	85,034,655

		115,719,043

Food Products — 1.3%
Ajinomoto Co. Inc.	1,749,100	74,096,827
Kikkoman Corp.	533,400	30,812,358
MEIJI Holdings Co. Ltd.	912,712	22,886,315
Nissin Foods Holdings Co. Ltd.	239,900	20,951,022
Yakult Honsha Co. Ltd.	495,500	25,961,081

		174,707,603

Gas Utilities — 0.4%
Osaka Gas Co. Ltd.	1,460,000	23,308,041
Tokyo Gas Co. Ltd.	1,517,500	35,115,794

		58,423,835

Ground Transportation — 2.4%
Central Japan Railway Co.	560,000	71,802,907
East Japan Railway Co.	1,174,200	66,388,269
Hankyu Hanshin Holdings Inc.	886,700	31,824,871
Keio Corp.	403,900	13,975,210
Keisei Electric Railway Co. Ltd.	502,700	19,249,333
Kintetsu Group Holdings Co. Ltd.	702,900	22,248,565
Odakyu Electric Railway Co. Ltd.	1,217,800	18,108,183
Tobu Railway Co. Ltd.	724,800	19,869,865
Tokyu Corp.	1,943,500	24,559,279
West Japan Railway Co.	853,800	36,964,437

		324,990,919

Health Care Equipment & Supplies — 2.6%
Asahi Intecc Co. Ltd.	844,100	17,122,986
Hoya Corp.	1,376,600	152,735,026
Olympus Corp.	4,922,700	66,487,987
Sysmex Corp.	652,400	34,616,693
Terumo Corp.	2,614,600	79,111,122

		350,073,814

Health Care Technology — 0.3%
M3 Inc.	1,716,100	34,206,684

Hotels, Restaurants & Leisure — 1.3%
McDonald’s Holdings Co. Japan Ltd.	332,300	13,223,939
Oriental Land Co. Ltd./Japan	4,238,100	152,661,493
Zensho Holdings Co. Ltd.	361,200	17,045,254

		182,930,686

Household Durables — 4.4%
Iida Group Holdings Co. Ltd.	606,980	9,940,436
Open House Group Co. Ltd.	299,000	10,100,426
Panasonic Holdings Corp.	8,587,515	98,842,722
Sekisui Chemical Co. Ltd.	1,495,400	22,935,498
Sekisui House Ltd.	2,319,400	47,267,962
Sharp Corp./Japan(a)(b)	1,011,500	6,226,635

Security	Shares	Value

Household Durables (continued)
Sony Group Corp.	4,902,900	$407,884,195

		603,197,874

Household Products — 0.5%
Unicharm Corp.	1,569,400	62,609,048

Industrial Conglomerates — 2.2%
Hikari Tsushin Inc.	78,800	13,109,585
Hitachi Ltd.	3,647,700	242,434,225
Toshiba Corp.	1,598,800	50,526,934

		306,070,744

Industrial REITs — 0.3%
GLP J-Reit	18,191	17,155,217
Nippon Prologis REIT Inc.	8,830	17,758,710

		34,913,927

Insurance — 3.3%
Dai-ichi Life Holdings Inc.	3,646,100	67,764,938
Japan Post Holdings Co. Ltd.	8,746,300	67,054,846
Japan Post Insurance Co. Ltd.	782,400	12,594,341
MS&AD Insurance Group Holdings Inc.	1,667,040	59,866,108
Sompo Holdings Inc.	1,149,050	50,003,769
T&D Holdings Inc.	1,939,600	30,741,533
Tokio Marine Holdings Inc.	7,006,800	154,629,513

		442,655,048

Interactive Media & Services — 0.2%
Z Holdings Corp.	10,429,400	31,318,065

IT Services — 2.4%
Fujitsu Ltd.	687,000	85,869,379
Itochu Techno-Solutions Corp.	385,600	11,449,022
NEC Corp.	954,700	50,323,065
Nomura Research Institute Ltd.	1,497,112	43,025,709
NTT Data Group Corp.	2,450,200	32,944,682
Obic Co. Ltd.	273,100	47,483,340
Otsuka Corp.	437,700	19,507,390
SCSK Corp.	597,600	10,359,031
TIS Inc.	868,100	20,466,640

		321,428,258

Leisure Products — 0.8%
Bandai Namco Holdings Inc.	2,324,494	53,922,029
Shimano Inc.	299,600	43,948,384
Yamaha Corp.	549,200	16,939,666

		114,810,079

Machinery — 4.9%
Daifuku Co. Ltd.	1,173,100	21,650,230
FANUC Corp.	3,722,000	105,858,702
Hitachi Construction Machinery Co. Ltd.	418,800	13,022,232
Hoshizaki Corp.	422,000	16,195,647
Komatsu Ltd.	3,595,400	102,318,606
Kubota Corp.	3,935,900	63,342,412
Kurita Water Industries Ltd.	408,900	15,928,797
Makita Corp.	870,500	23,862,169
MINEBEA MITSUMI Inc.	1,409,200	23,893,875
MISUMI Group Inc.	1,099,500	19,152,914
Mitsubishi Heavy Industries Ltd.	1,246,000	70,563,623
NGK Insulators Ltd.	932,000	12,364,105
SMC Corp.	222,600	108,210,480
Toyota Industries Corp.	570,300	40,268,008
Yaskawa Electric Corp.	928,900	36,419,589

		673,051,389

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Marine Transportation — 0.8%
Kawasaki Kisen Kaisha Ltd.	537,600	$18,015,596
Mitsui OSK Lines Ltd.	1,334,900	36,964,629
Nippon Yusen KK	1,879,900	50,013,593

		104,993,818

Media — 0.3%
CyberAgent Inc.	1,701,300	10,825,493
Dentsu Group Inc.	778,200	23,241,745
Hakuhodo DY Holdings Inc.	833,000	7,902,988

		41,970,226

Metals & Mining — 1.0%
JFE Holdings Inc.	1,910,550	30,183,068
Nippon Steel Corp.	3,325,170	78,634,692
Sumitomo Metal Mining Co. Ltd.	961,000	29,823,305

		138,641,065

Office REITs — 0.3%
Japan Real Estate Investment Corp.	4,938	20,521,353
Nippon Building Fund Inc.	5,942	25,094,456

		45,615,809

Oil, Gas & Consumable Fuels — 0.8%
ENEOS Holdings Inc.	11,155,295	41,889,610
Idemitsu Kosan Co. Ltd.	752,729	16,022,824
Inpex Corp.	3,771,800	52,819,634

		110,732,068

Paper & Forest Products — 0.1%
Oji Holdings Corp.	3,343,600	13,676,526

Passenger Airlines — 0.2%
ANA Holdings Inc.(a)	607,600	13,716,648
Japan Airlines Co. Ltd.	560,900	11,551,014

		25,267,662

Personal Care Products — 1.1%
Kao Corp.	1,811,300	69,966,217
Kobayashi Pharmaceutical Co. Ltd.	191,200	9,440,442
Kose Corp.	132,100	10,955,671
Shiseido Co. Ltd.	1,551,800	62,970,831

		153,333,161

Pharmaceuticals — 5.9%
Astellas Pharma Inc.	7,035,650	106,451,948
Chugai Pharmaceutical Co. Ltd.	2,609,900	79,554,721
Daiichi Sankyo Co. Ltd.	7,191,207	211,807,317
Eisai Co. Ltd.	979,300	61,907,603
Kyowa Kirin Co. Ltd.	1,046,000	19,122,751
Ono Pharmaceutical Co. Ltd.	1,505,200	28,436,131
Otsuka Holdings Co. Ltd.	1,518,100	57,675,216
Shionogi & Co. Ltd.	1,015,700	44,608,858
Takeda Pharmaceutical Co. Ltd.	6,151,800	190,121,746

		799,686,291

Professional Services — 1.7%
BayCurrent Consulting Inc.	503,500	17,306,630
Persol Holdings Co. Ltd.	725,300	12,396,372
Recruit Holdings Co. Ltd.	5,604,500	199,646,124

		229,349,126

Real Estate Management & Development — 2.0%
Daito Trust Construction Co. Ltd.	241,100	26,589,552
Daiwa House Industry Co. Ltd.	2,320,500	64,453,676
Hulic Co. Ltd.	1,527,000	13,703,061
Mitsubishi Estate Co. Ltd.	4,364,900	55,595,759
Mitsui Fudosan Co. Ltd.	3,459,100	75,730,463

Security	Shares	Value

Real Estate Management & Development (continued)
Nomura Real Estate Holdings Inc.	425,600	$10,709,562
Sumitomo Realty & Development Co. Ltd.	1,110,600	28,390,617

		275,172,690

Retail REITs — 0.1%
Japan Metropolitan Fund Invest	27,483	18,454,587

Semiconductors & Semiconductor Equipment — 4.5%
Advantest Corp.	744,700	93,214,531
Disco Corp.	357,900	70,736,921
Lasertec Corp.	291,700	45,341,727
Renesas Electronics Corp.(a)	4,945,900	82,397,017
Rohm Co. Ltd.	340,400	28,391,975
SUMCO Corp.	1,370,200	18,300,037
Tokyo Electron Ltd.	1,833,656	272,344,903

		610,727,111

Software — 0.2%
Oracle Corp. Japan	146,400	10,225,615
Trend Micro Inc./Japan	526,400	22,341,292

		32,566,907

Specialty Retail — 1.6%
Fast Retailing Co. Ltd.	680,500	156,114,344
Nitori Holdings Co. Ltd.	309,700	35,252,481
USS Co. Ltd.	802,800	14,018,655
ZOZO Inc.	545,200	10,888,197

		216,273,677

Technology Hardware, Storage & Peripherals — 1.7%
Brother Industries Ltd.	916,400	15,508,756
Canon Inc.	3,889,050	95,725,299
FUJIFILM Holdings Corp.	1,447,400	85,536,186
Ricoh Co. Ltd.	2,166,200	17,646,714
Seiko Epson Corp.	1,123,900	17,598,469

		232,015,424

Tobacco — 0.7%
Japan Tobacco Inc.	4,662,000	102,080,438

Trading Companies & Distributors — 6.0%
ITOCHU Corp.	4,621,300	173,434,240
Marubeni Corp.	5,612,600	91,702,016
Mitsubishi Corp.	4,471,000	220,531,668
Mitsui & Co. Ltd.	5,100,800	189,980,887
MonotaRO Co. Ltd.	991,800	11,713,428
Sumitomo Corp.	4,065,700	83,616,837
Toyota Tsusho Corp.	828,700	49,331,362

		820,310,438

Wireless Telecommunication Services — 3.5%
KDDI Corp.	5,819,100	172,986,803
SoftBank Corp.	11,170,800	128,114,588
SoftBank Group Corp.	4,000,500	179,288,156

		480,389,547

Total Long-Term Investments — 99.7% (Cost: $14,640,359,265)		13,566,916,168

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(c)(d)(e)	3,593,253	3,594,331

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	6,640,000	$6,640,000

Total Short-Term Securities — 0.1% (Cost: $ 10,234,331)		10,234,331

Total Investments — 99.8% (Cost: $ 14,650,593,596)		13,577,150,499

Other Assets Less Liabilities — 0.2%		26,717,129

Net Assets — 100.0%		$13,603,867,628

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,575,176	$2,022,837	(a)	$—	$(3,164)	$(518)	$3,594,331	3,593,253	$192,972	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,910,000	4,730,000	(a)	—	—	—	6,640,000	6,640,000	238,822		3

					$(3,164)	$(518)	$10,234,331		$431,794		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	206	09/07/23	$32,997	$806,992

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	IShares® MSCI Japan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$806,992	$—	$—	$—	$806,992

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$20,356,779	$—	$—	$—	$20,356,779

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$395,479	$—	$—	$—	$395,479

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$69,204,997

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$13,223,939	$13,553,692,229	$—	$13,566,916,168
Short-Term Securities
Money Market Funds	10,234,331	—	—	10,234,331

	$23,458,270	$13,553,692,229	$—	$13,577,150,499

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$806,992	$—	$806,992

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2023	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobile Components — 0.3%
Nemak SAB de CV(a)(b)	22,758,989	$5,005,496

Banks — 15.7%
Banco del Bajio SA(a)	6,417,043	20,240,378
Grupo Financiero Banorte SAB de CV, Class O	19,877,137	168,361,991
Grupo Financiero Inbursa SAB de CV, Class O(b)(c)	17,144,232	37,032,466
Regional SAB de CV	2,114,159	15,522,804

		241,157,639

Beverages — 15.6%
Arca Continental SAB de CV	3,946,159	38,418,955
Coca-Cola Femsa SAB de CV	3,937,563	33,363,229
Fomento Economico Mexicano SAB de CV	14,897,271	166,722,222

		238,504,406

Building Products — 0.3%
Grupo Rotoplas SAB de CV(c)	2,860,471	4,264,577

Capital Markets — 0.6%
Bolsa Mexicana de Valores SAB de CV	4,494,297	8,972,515

Chemicals — 1.2%
Orbia Advance Corp. SAB de CV	8,416,550	18,733,062

Construction Materials — 5.4%
Cemex SAB de CV, NVS(b)	86,989,317	68,620,059
GCC SAB de CV	1,557,836	14,957,528

		83,577,587

Consumer Finance — 0.8%
Gentera SAB de CV	10,481,997	12,842,375

Consumer Staples Distribution & Retail — 11.0%
La Comer SAB de CV	4,713,254	10,227,876
Wal-Mart de Mexico SAB de CV	40,112,748	158,023,124

		168,251,000

Diversified REITs — 2.7%
Concentradora Fibra Danhos SA de CV	4,184,956	5,154,340
Fibra Uno Administracion SA de CV	24,641,556	35,899,021

		41,053,361

Diversified Telecommunication Services — 1.0%
Operadora De Sites Mexicanos SAB de CV(c)	11,603,472	10,834,126
Sitios Latinoamerica SAB de CV(b)(c)	10,369,894	4,354,620

		15,188,746

Food Products — 5.2%
Gruma SAB de CV, Class B	1,699,671	28,373,206
Grupo Bimbo SAB de CV, Series A	10,412,525	51,224,457

		79,597,663

Ground Transportation — 0.5%
Grupo Traxion SAB de CV, Class A(a)(b)(c)	4,325,005	7,888,781

Hotels, Restaurants & Leisure — 1.2%
Alsea SAB de CV(b)	5,018,767	17,678,493

Household Products — 1.8%
Kimberly-Clark de Mexico SAB de CV, Class A	12,593,547	28,332,803

Industrial Conglomerates — 3.3%
Alfa SAB de CV, Class A	24,837,885	16,417,287
Grupo Carso SAB de CV, Series A1(c)	4,223,973	33,669,404

		50,086,691

Security	Shares	Value

Industrial REITs — 3.1%
FIBRA Macquarie Mexico(a)	7,116,515	$13,293,511
PLA Administradora Industrial S. de RL de CV	7,089,850	13,306,073
Prologis Property Mexico SA de CV	5,986,297	20,974,246

		47,573,830

Insurance — 1.0%
Qualitas Controladora SAB de CV	1,900,389	14,980,868

Media — 1.4%
Grupo Televisa SAB, CPO	19,130,752	16,975,940
Megacable Holdings SAB de CV, CPO	1,950,885	4,733,475

		21,709,415

Metals & Mining — 5.8%
Grupo Mexico SAB de CV, Series B	14,278,437	68,006,913
Industrias Penoles SAB de CV(b)(c)	1,468,149	20,765,304

		88,772,217

Passenger Airlines — 0.5%
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(b)(c)	7,904,316	7,880,905

Pharmaceuticals — 0.4%
Genomma Lab Internacional SAB de CV, Class B	8,523,039	6,913,207

Real Estate Management & Development — 1.7%
Corp Inmobiliaria Vesta SAB de CV	6,888,016	25,539,449

Transportation Infrastructure — 9.3%
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	2,423,734	28,054,786
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,972,656	54,615,068
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,534,605	41,813,835
Promotora y Operadora de Infraestructura SAB de CV	1,962,219	18,844,806

		143,328,495

Wireless Telecommunication Services — 9.6%
America Movil SAB de CV	155,878,916	146,732,155

Total Long-Term Investments — 99.4% (Cost: $ 1,638,169,912)		1,524,565,736

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	16,069,884	16,074,705
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	670,000	670,000

Total Short-Term Securities — 1.1% (Cost: $ 16,739,942)		16,744,705

Total Investments — 100.5% (Cost: $ 1,654,909,854)		1,541,310,441

Liabilities in Excess of Other Assets — (0.5)%		(7,917,549)

Net Assets — 100.0%		$1,533,392,892

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Mexico ETF

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$18,525,691	$—		$(2,449,598	)(a)	$2,822	$(4,210)	$16,074,705	16,069,884	$216,569	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	250,000	420,000	(a)	—		—	—	670,000	670,000	49,541		—

						$2,822	$(4,210)	$16,744,705		$266,110		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mexican BOLSA Index	226	09/15/23	$7,071	$(107,264)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$107,264	$—	$—	$—	$107,264

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(254,721)	$—	$—	$—	$(254,721)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$244,509	$—	$—	$—	$244,509

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,128,244

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Mexico ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,524,565,736	$—	$—	$1,524,565,736
Short-Term Securities
Money Market Funds	16,744,705	—	—	16,744,705

	$1,541,310,441	$—	$—	$1,541,310,441

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(107,264)	$—	$—	$(107,264)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Hanwha Aerospace Co. Ltd.	160,775	$13,850,634
Korea Aerospace Industries Ltd.(a)	489,978	18,714,011

		32,564,645

Air Freight & Logistics — 0.5%
Hyundai Glovis Co. Ltd.	127,709	16,652,164

Automobile Components — 2.2%
Hankook Tire & Technology Co. Ltd.	541,384	15,846,924
Hanon Systems	1,373,227	9,454,899
Hyundai Mobis Co. Ltd.	307,102	53,615,393

		78,917,216

Automobiles — 4.6%
Hyundai Motor Co.	647,135	92,465,369
Kia Corp.	1,254,603	76,046,542

		168,511,911

Banks — 6.6%
Hana Financial Group Inc.	1,532,633	45,799,096
Industrial Bank of Korea	1,756,830	14,292,155
KakaoBank Corp.(a)	759,903	15,115,742
KB Financial Group Inc.	1,845,314	75,171,090
Shinhan Financial Group Co. Ltd.	2,180,864	58,581,552
Woori Financial Group Inc.	3,473,432	31,248,853

		240,208,488

Biotechnology — 1.7%
Celltrion Inc.	511,748	55,691,579
SK Bioscience Co. Ltd.(a)(b)	124,643	6,928,478

		62,620,057

Broadline Retail — 0.0%
Lotte Shopping Co. Ltd.	1	54

Capital Markets — 1.3%
Korea Investment Holdings Co. Ltd.	276,252	10,851,585
Mirae Asset Securities Co. Ltd.	2,585,711	13,014,561
NH Investment & Securities Co. Ltd.	1,228,141	9,562,465
Samsung Securities Co. Ltd.	447,479	12,629,608

		46,058,219

Chemicals — 6.2%
Ecopro Co. Ltd.	67,846	64,522,355
Hanwha Solutions Corp.(b)	642,349	17,680,504
Kumho Petrochemical Co. Ltd.	150,219	14,163,522
LG Chem Ltd.	230,751	101,601,465
Lotte Chemical Corp.	128,999	13,313,276
SK IE Technology Co. Ltd.(b)(c)	116,849	7,967,527
SKC Co. Ltd.(a)	97,328	6,725,836

		225,974,485

Construction & Engineering — 1.0%
Hyundai Engineering & Construction Co. Ltd.	511,803	13,727,563
Samsung Engineering Co. Ltd.(b)	951,385	24,439,863

		38,167,426

Consumer Staples Distribution & Retail — 0.2%
BGF retail Co. Ltd.	68,970	8,155,066

Diversified Telecommunication Services — 0.5%
KT Corp.	303,411	7,568,036
LG Uplus Corp.	1,387,150	10,959,464

		18,527,500

Security	Shares	Value

Electric Utilities — 0.5%
Korea Electric Power Corp.(b)	1,434,829	$19,310,963

Electrical Equipment — 5.5%
Doosan Enerbility Co. Ltd.(a)(b)	2,018,184	27,776,578
Ecopro BM Co. Ltd.(a)	223,387	54,705,167
LG Energy Solution(a)(b)	161,049	66,192,162
POSCO Future M Co. Ltd.	156,641	53,164,642

		201,838,549

Electronic Equipment, Instruments & Components — 5.6%
Iljin Materials Co. Ltd.(a)	109,712	4,036,204
L&F Co. Ltd.(a)	114,073	18,507,989
LG Display Co. Ltd.(b)	1,455,892	14,729,167
LG Innotek Co. Ltd.	90,777	18,507,168
Samsung Electro-Mechanics Co. Ltd.(a)	309,669	31,667,691
Samsung SDI Co. Ltd.	254,591	118,079,617

		205,527,836

Entertainment — 2.0%
HYBE Co. Ltd.(b)	85,513	16,327,987
JYP Entertainment Corp.	36,409	3,090,668
Kakao Games Corp.(a)(b)	175,165	3,763,008
Krafton Inc.(a)(b)	134,457	15,742,111
NCSoft Corp.	94,679	17,987,987
Netmarble Corp.(b)(c)	179,481	5,811,050
Pearl Abyss Corp.(a)(b)	251,740	9,184,619

		71,907,430

Financial Services — 0.8%
Kakao Pay Corp.(a)(b)	126,143	4,304,715
Meritz Financial Group Inc.	643,006	26,572,367

		30,877,082

Food Products — 0.8%
CJ CheilJedang Corp.	58,989	13,330,026
Orion Corp./Republic of Korea	162,968	15,008,927

		28,338,953

Health Care Equipment & Supplies — 0.4%
HLB Inc.(a)(b)	750,008	16,349,399

Health Care Providers & Services — 0.6%
Celltrion Healthcare Co. Ltd.(a)	482,600	23,614,038

Hotels, Restaurants & Leisure — 0.2%
Kangwon Land Inc.	764,484	8,963,214

Household Durables — 1.4%
Coway Co. Ltd.	317,234	10,358,639
LG Electronics Inc.	557,553	41,493,936

		51,852,575

Industrial Conglomerates — 3.1%
GS Holdings Corp.	359,653	10,207,990
LG Corp.	479,011	29,716,960
Samsung C&T Corp.	456,420	36,111,159
SK Inc.	206,608	22,559,519
SK Square Co. Ltd.(b)	452,819	15,427,486

		114,023,114

Insurance — 2.0%
DB Insurance Co. Ltd.	316,161	19,525,285
Samsung Fire & Marine Insurance Co. Ltd.	171,052	31,863,687
Samsung Life Insurance Co. Ltd.	415,050	21,213,587

		72,602,559

Interactive Media & Services — 4.1%
Kakao Corp.(a)	1,413,531	51,299,945

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
NAVER Corp.	604,272	$97,814,813

		149,114,758

IT Services — 0.6%
Samsung SDS Co. Ltd.	192,996	20,712,183

Life Sciences Tools & Services — 1.4%
Samsung Biologics Co. Ltd.(b)(c)	89,357	49,782,734

Machinery — 2.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(b)	106,477	3,087,054
Doosan Bobcat Inc.	413,941	16,820,723
HD Hyundai Heavy Industries Co. Ltd.(b)	102,347	10,113,503
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	232,970	21,784,827
Hyundai Mipo Dockyard Co. Ltd.(a)(b)	112,345	7,722,854
Samsung Heavy Industries Co. Ltd.(a)(b)	3,877,755	25,821,997

		85,350,958

Marine Transportation — 0.7%
HMM Co. Ltd.	1,223,250	15,399,183
Pan Ocean Co. Ltd.	2,605,281	8,781,165

		24,180,348

Metals & Mining — 5.0%
Hyundai Steel Co.	568,752	15,552,159
Korea Zinc Co. Ltd.	55,433	22,070,828
POSCO Holdings Inc.(a)	328,880	143,800,627

		181,423,614

Oil, Gas & Consumable Fuels — 1.9%
HD Hyundai Co. Ltd.	322,763	14,418,151
SK Innovation Co. Ltd.(b)	290,435	38,956,350
S-Oil Corp.	282,784	15,619,293

		68,993,794

Passenger Airlines — 0.5%
Korean Air Lines Co. Ltd.	1,130,614	19,470,244

Personal Care Products — 1.0%
Amorepacific Corp.(a)	182,343	18,442,238
LG H&H Co. Ltd.	49,531	17,381,238

		35,823,476

Pharmaceuticals — 1.3%
Celltrion Pharm Inc.(a)(b)	93,045	4,834,668
Hanmi Pharm Co. Ltd.	52,645	11,723,909
SK Biopharmaceuticals Co. Ltd.(a)(b)	145,547	9,424,278
Yuhan Corp.	361,222	19,883,726

		45,866,581

Semiconductors & Semiconductor Equipment — 6.2%
Hanmi Semiconductor Co. Ltd.	67,328	3,046,124
SK Hynix Inc.	2,448,606	225,149,641

		228,195,765

Specialty Retail — 0.4%
Hotel Shilla Co. Ltd.(a)	207,141	13,798,547

Technology Hardware, Storage & Peripherals — 22.4%
CosmoAM&T Co. Ltd.(b)	104,170	12,400,232
Samsung Electronics Co. Ltd.	15,908,395	804,586,933

		816,987,165

Textiles, Apparel & Luxury Goods — 0.2%
F&F Co. Ltd./New	79,801	6,209,852

Security	Shares	Value

Tobacco — 1.0%
KT&G Corp.	557,708	$36,642,121

Trading Companies & Distributors — 0.4%
Posco International Corp.(a)	246,819	14,779,150

Total Common Stocks — 98.0% (Cost: $1,813,045,396)		3,578,894,233

Preferred Stocks

Automobiles — 0.9%
Hyundai Motor Co.
Preference Shares, NVS	180,733	13,908,966
Series 2, Preference Shares, NVS	238,100	18,737,325

		32,646,291

Chemicals — 0.4%
LG Chem Ltd., Preference Shares, NVS	62,590	16,153,936

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	74,024	3,021,657

Total Preferred Stocks — 1.4% (Cost: $24,781,659)		51,821,884

Rights

Oil, Gas & Consumable Fuels — 0.0%
SK Innovation Co. Ltd. (Expires 09/19/23, Strike Price KRW 139,600.00)(b)	21,945	628,423

Total Rights — 0.0% (Cost: $0)		628,423

Total Long-Term Investments — 99.4% (Cost: $1,837,827,055)		3,631,344,540

Short-Term Securities

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	207,974,701	208,037,093
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	3,110,000	3,110,000

Total Short-Term Securities — 5.8% (Cost: $211,139,263)		211,147,093

Total Investments — 105.2% (Cost: $2,048,966,318)		3,842,491,633

Liabilities in Excess of Other Assets — (5.2)%		(188,301,318)

Net Assets — 100.0%		$3,654,190,315

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI South Korea ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$132,934,661	$75,089,505	(a)	$—	$50,369	$(37,442)	$208,037,093	207,974,701	$2,648,847	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,750,000	1,360,000	(a)	—	—	—	3,110,000	3,110,000	96,420		1

					$50,369	$(37,442)	$211,147,093		$2,745,267		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
KOSPI 200 Index	316	09/14/23	$19,992	$(421,114)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$421,114	$—	$—	$—	$421,114

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,130,607	$—	$—	$—	$6,130,607

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(589,366)	$—	$—	$—	$(589,366)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$32,746,706

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2023	iShares® MSCI South Korea ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$3,578,894,233	$—	$3,578,894,233
Preferred Stocks	—	51,821,884	—	51,821,884
Rights	628,423	—	—	628,423
Short-Term Securities
Money Market Funds	211,147,093	—	—	211,147,093

	$211,775,516	$3,630,716,117	$–	$3,842,491,633

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(421,114)	$—	$(421,114)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,054,341,855	$3,017,069,369	$13,566,916,168	$1,524,565,736
Investments, at value — affiliated(c)	1,220,000	1,364,223	10,234,331	16,744,705
Cash	7,664	9,658	45	3,638
Foreign currency collateral pledged for futures contracts(d)	1,276,462	623,149	772,274	272,778
Foreign currency, at value(e)	3,418,191	6,492,997	6,111,494	3,492,642
Receivables:
Investments sold	2,164,997	12,087,130	79,728,102	80,368,349
Securities lending income — affiliated	—	—	1,251	34,893
Capital shares sold	—	—	—	82,187
Dividends — unaffiliated	14,192,924	6,594,844	16,651,750	164,445
Dividends — affiliated	3,352	4,350	22,466	2,572
Tax reclaims	—	—	31,997	—
Variation margin on futures contracts	—	—	143,135	—

Total assets	2,076,625,445	3,044,245,720	13,680,613,013	1,625,731,945

LIABILITIES
Cash received for futures contracts	172,315	—	—	—
Collateral on securities loaned, at value	—	44,490	3,594,331	16,072,596
Payables:
Investments purchased	3,106,730	14,469,636	67,550,886	74,976,897
Capital shares redeemed	—	119,222	—	553,318
Investment advisory fees	864,543	1,284,253	5,600,168	661,573
Variation margin on futures contracts	72,225	25,297	—	74,669

Total liabilities	4,215,813	15,942,898	76,745,385	92,339,053

Commitments and contingent liabilities

NET ASSETS	$2,072,409,632	$3,028,302,822	$13,603,867,628	$1,533,392,892

NET ASSETS CONSIST OF
Paid-in capital	$2,841,422,509	$4,466,564,620	$16,503,567,986	$2,120,660,120
Accumulated loss	(769,012,877)	(1,438,261,798)	(2,899,700,358)	(587,267,228)

NET ASSETS	$2,072,409,632	$3,028,302,822	$13,603,867,628	$1,533,392,892

NET ASSET VALUE
Shares outstanding	93,200,000	87,300,000	220,950,000	24,900,000

Net asset value	$22.24	$34.69	$61.57	$61.58

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$2,417,552,222	$3,464,573,764	$14,640,359,265	$1,638,169,912
(b) Securities loaned, at value	$—	$42,374	$3,425,111	$14,843,797
(c) Investments, at cost — affiliated	$1,220,000	$1,364,205	$10,234,331	$16,739,942
(d) Foreign currency collateral pledged, at cost	$1,292,535	$646,704	$798,721	$276,987
(e) Foreign currency, at cost	$3,394,428	$6,512,999	$6,175,210	$3,525,284

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Assets and Liabilities (continued)

August 31, 2023

iShares MSCI South Korea ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,631,344,540
Investments, at value — affiliated(c)	211,147,093
Cash	1,113
Foreign currency, at value(d)	14,924,023
Receivables:
Investments sold	82,569,960
Securities lending income — affiliated	259,390
Dividends — unaffiliated	589,378
Dividends — affiliated	15,532
Variation margin on futures contracts	11,544,858

Total assets	3,952,395,887

LIABILITIES
Collateral on securities loaned, at value	208,159,077
Payables:
Investments purchased	88,205,473
Investment advisory fees	1,841,022

Total liabilities	298,205,572

Commitments and contingent liabilities
NET ASSETS	$3,654,190,315

NET ASSETS CONSIST OF
Paid-in capital	$2,381,697,534
Accumulated earnings	1,272,492,781

NET ASSETS	$3,654,190,315

NET ASSET VALUE

Shares outstanding	58,350,000

Net asset value	$62.63

Shares authorized	300 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$1,837,827,055
(b) Securities loaned, at value	$194,867,397
(c) Investments, at cost — affiliated	$211,139,263
(d) Foreign currency, at cost	$15,470,428

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — unaffiliated	$96,956,232	$118,506,634	$241,788,222	$45,117,483
Dividends — affiliated	71,843	100,929	238,822	49,541
Securities lending income — affiliated — net	—	28,163	192,972	216,569
Foreign taxes withheld	(1,042,918)	(17,603,752)	(24,176,230)	(4,628,641)

Total investment income	95,985,157	101,031,974	218,043,786	40,754,952

EXPENSES
Investment advisory	9,671,555	17,747,233	51,918,018	6,041,989

Total expenses	9,671,555	17,747,233	51,918,018	6,041,989

Net investment income	86,313,602	83,284,741	166,125,768	34,712,963

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,578,776)	(121,728,998)	(136,693,208)	(24,035,055)
Investments — affiliated	—	(3,819)	(3,164)	2,822
Capital gain distributions from underlying funds — affiliated	1	2	3	—
Foreign currency transactions	(1,870,758)	(424,155)	(3,452,315)	778,021
Futures contracts	(1,880,836)	878,859	20,356,779	(254,721)
In-kind redemptions — unaffiliated(a)	14,320,857	112,991,277	120,461,184	126,615,354

	(8,009,512)	(8,286,834)	669,279	103,106,421

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(39,338,860)	104,752,194	1,216,081,377	204,437,813
Investments — affiliated	—	(5,614)	(518)	(4,210)
Foreign currency translations	195,058	253,327	443,079	14,076
Futures contracts	177,269	214,428	395,479	244,509

	(38,966,533)	105,214,335	1,216,919,417	204,692,188

Net realized and unrealized gain (loss)	(46,976,045)	96,927,501	1,217,588,696	307,798,609

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,337,557	$180,212,242	$1,383,714,464	$342,511,572

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations (continued)

Year Ended August 31, 2023

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — unaffiliated	$79,094,336
Dividends — affiliated	96,420
Interest — unaffiliated	13,174
Securities lending income — affiliated — net	2,648,847
Foreign taxes withheld	(14,597,923)
Other foreign taxes	(201,947)

Total investment income	67,052,907

EXPENSES
Investment advisory	19,681,356
Commitment costs	38,489

Total expenses	19,719,845

Net investment income	47,333,062

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(50,374,878)
Investments — affiliated	50,369
Capital gain distributions from underlying funds — affiliated	1
Foreign currency transactions	(2,016,046)
Futures contracts	6,130,607

(46,209,947)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	208,924,805
Investments — affiliated	(37,442)
Foreign currency translations	13,845
Futures contracts	(589,366)

208,311,842

Net realized and unrealized gain	162,101,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$209,434,957

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$86,313,602	$61,496,735	$83,284,741	$85,010,809
Net realized gain (loss)	(8,009,512)	8,916,274	(8,286,834)	326,061,141
Net change in unrealized appreciation (depreciation)	(38,966,533)	(255,643,037)	105,214,335	(822,916,803)

Net increase (decrease) in net assets resulting from operations	39,337,557	(185,230,028)	180,212,242	(411,844,853)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(71,404,532)	(106,984,698)	(88,711,145)	(82,366,108)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	489,066,898	401,744,493	(725,422,853)	(699,962)

NET ASSETS
Total increase (decrease) in net assets	456,999,923	109,529,767	(633,921,756)	(494,910,923)
Beginning of year	1,615,409,709	1,505,879,942	3,662,224,578	4,157,135,501

End of year	$2,072,409,632	$1,615,409,709	$3,028,302,822	$3,662,224,578

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$166,125,768	$182,980,235	$34,712,963	$26,721,621
Net realized gain	669,279	76,051,487	103,106,421	21,405,809
Net change in unrealized appreciation (depreciation)	1,216,919,417	(2,606,037,778)	204,692,188	(180,892,349)

Net increase (decrease) in net assets resulting from operations	1,383,714,464	(2,347,006,056)	342,511,572	(132,764,919)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(104,587,537)	(257,114,030)	(33,094,776)	(23,801,719)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,663,221,129	359,345,461	417,832,777	(215,815,964)

NET ASSETS
Total increase (decrease) in net assets	3,942,348,056	(2,244,774,625)	727,249,573	(372,382,602)
Beginning of year	9,661,519,572	11,906,294,197	806,143,319	1,178,525,921

End of year	$13,603,867,628	$9,661,519,572	$1,533,392,892	$806,143,319

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI South Korea ETF
	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,333,062	$57,940,037
Net realized gain (loss)	(46,209,947)	477,482,996
Net change in unrealized appreciation (depreciation)	208,311,842	(2,202,610,846)

Net increase (decrease) in net assets resulting from operations	209,434,957	(1,667,187,813)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(39,264,408)	(97,857,600)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	524,571,630	(1,412,230,161)

NET ASSETS
Total increase (decrease) in net assets	694,742,179	(3,177,275,574)
Beginning of year	2,959,448,136	6,136,723,710

End of year	$3,654,190,315	$2,959,448,136

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$21.95	$25.96	$21.12	$21.67	$22.56

Net investment income(a)	1.01	0.93	0.65	0.67	1.00
Net realized and unrealized gain (loss)(b)	0.13	(3.31)	4.77	(0.48)	(0.70)

Net increase (decrease) from investment operations	1.14	(2.38)	5.42	0.19	0.30

Distributions from net investment income(c)	(0.85)	(1.63)	(0.58)	(0.74)	(1.19)

Net asset value, end of year	$22.24	$21.95	$25.96	$21.12	$21.67

Total Return(d)
Based on net asset value	5.15%	(9.53)%	25.69%	0.99%	1.75%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.50%

Net investment income	4.48%	3.86%	2.69%	3.23%	4.68%

Supplemental Data
Net assets, end of year (000)	$2,072,410	$1,615,410	$1,505,880	$1,263,259	$1,399,590

Portfolio turnover rate(f)	4%	15%	4%	8%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$33.72	$37.38	$28.76	$28.22	$28.79

Net investment income(a)	0.80	0.77	0.64	0.65	0.62
Net realized and unrealized gain (loss)(b)	1.01	(3.68)	8.60	0.54	(0.53)

Net increase (decrease) from investment operations	1.81	(2.91)	9.24	1.19	0.09

Distributions from net investment income(c)	(0.84)	(0.75)	(0.62)	(0.65)	(0.66)

Net asset value, end of year	$34.69	$33.72	$37.38	$28.76	$28.22

Total Return(d)
Based on net asset value	5.42%	(7.94)%	32.41%	4.32%	0.56%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	2.36%	2.05%	1.91%	2.37%	2.26%

Supplemental Data
Net assets, end of year (000)	$3,028,303	$3,662,225	$4,157,136	$2,266,034	$2,618,586

Portfolio turnover rate(f)	6%	5%	8%	9%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$53.72	$68.55	$58.15	$54.05	$58.45

Net investment income(a)	0.92	1.04	0.91	0.90	0.92
Net realized and unrealized gain (loss)(b)	7.48	(14.44)	10.25	4.36	(4.43)

Net increase (decrease) from investment operations	8.40	(13.40)	11.16	5.26	(3.51)

Distributions from net investment income(c)	(0.55)	(1.43)	(0.76)	(1.16)	(0.89)

Net asset value, end of year	$61.57	$53.72	$68.55	$58.15	$54.05

Total Return(d)
Based on net asset value	15.68%	(19.81)%	19.21%	9.76%	(5.96)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	1.61%	1.66%	1.37%	1.60%	1.68%

Supplemental Data
Net assets, end of year (000)	$13,603,868	$9,661,520	$11,906,294	$9,909,026	$12,170,174

Portfolio turnover rate(f)	3%	4%	6%	4%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Mexico ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$44.29	$51.24	$33.00	$41.47	$50.38

Net investment income(a)	1.65	1.50	0.80	0.61	1.09
Net realized and unrealized gain (loss)(b)	17.14	(7.04)	18.32	(8.52)	(8.75)

Net increase (decrease) from investment operations	18.79	(5.54)	19.12	(7.91)	(7.66)

Distributions from net investment income(c)	(1.50)	(1.41)	(0.88)	(0.56)	(1.25)

Net asset value, end of year	$61.58	$44.29	$51.24	$33.00	$41.47

Total Return(d)
Based on net asset value	42.93%	(10.98)%	58.30%	(19.36)%	(15.23)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.51%	0.49%

Net investment income	2.88%	3.06%	1.85%	1.59%	2.46%

Supplemental Data
Net assets, end of year (000)	$1,533,393	$806,143	$1,178,526	$834,927	$626,243

Portfolio turnover rate(f)	11%	11%	15%	12%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF

	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$58.43		$86.98		$63.04		$53.34		$67.65

Net investment income(a)	0.85		0.97		1.23		0.83		0.97
Net realized and unrealized gain (loss)(b)	4.05		(27.84)		23.34		10.18		(14.49)

Net increase (decrease) from investment operations	4.90		(26.87)		24.57		11.01		(13.52)

Distributions from net investment income(c)	(0.70)		(1.68)		(0.63)		(1.31)		(0.79)

Net asset value, end of year	$62.63		$58.43		$86.98		$63.04		$53.34

Total Return(d)
Based on net asset value	8.49%		(31.39)%		39.05%		20.77%		(20.08)%

Ratios to Average Net Assets(e)
Total expenses	0.59%		0.58%		0.57%		0.59%		0.59%

Net investment income	1.42%		1.35%		1.45%		1.45%		1.62%

Supplemental Data
Net assets, end of year (000)	$3,654,190		$2,959,448		$6,136,724		$4,857,482		$3,848,564

Portfolio turnover rate(f)	29	%(g)	24	%(g)	20	%(g)	15	%(g)	16	%(g)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	9%	10%	8%	9%	5%

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico	Non-diversified
MSCI South Korea	Non-diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4. SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Canada
Barclays Capital, Inc.	$42,374	$(34,223)	$—		$8,151	(b)

MSCI Japan
Goldman Sachs & Co.	$3,425,111	$(3,425,111)	$—		$—

MSCI Mexico
BofA Securities, Inc.	$240,502	$(240,502)	$—		$—
CITIGROUP GLOBAL MARKETS INC.	309,068	(309,068)	—		—
J.P. Morgan Securities LLC.	600,815	(600,815)	—		—
Morgan Stanley	13,693,412	(13,693,412)	—		—

	$14,843,797	$(14,843,797)	$—		$—

MSCI South Korea
Barclays Capital, Inc.	$2,140,246	$(2,140,246)	$—		$—
BNP Paribas SA	144,963	(144,963)	—		—
BofA Securities, Inc.	9,335,445	(9,335,445)	—		—
Citigroup Global Markets, Inc.	6,661,427	(6,661,427)	—		—
Goldman Sachs & Co. LLC	46,428,675	(46,428,675)	—		—
HSBC Bank PLC	43,155,668	(43,155,668)	—		—
J.P. Morgan Securities LLC	36,353,464	(36,353,464)	—		—
Jefferies LLC	6,173,411	(6,173,411)	—		—
Macquarie Bank Ltd.	868,811	(868,811)	—		—
Morgan Stanley	43,245,430	(43,245,430)	—		—
SG Americas Securities LLC	359,857	(359,857)	—		—

	$194,867,397	$(194,867,397)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI South Korea ETF, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI Canada	$9,219
MSCI Japan	45,155
MSCI Mexico	53,138
MSCI South Korea	634,269

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Australia	$9,595,613	$12,633,455	$(4,969,669)
MSCI Japan	49,968,417	37,967,103	(19,460,566)
MSCI South Korea	75,718,269	24,866,496	(9,688,637)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

7. PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Australia	$121,219,594	$70,336,405
MSCI Canada	203,788,983	201,720,749
MSCI Japan	455,222,766	293,825,747
MSCI Mexico	164,367,459	137,821,665
MSCI South Korea	1,484,135,457	956,161,313

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Australia	$977,715,453	$532,658,384
MSCI Canada	734,202,001	1,463,059,100
MSCI Japan	4,065,690,673	1,488,851,488
MSCI Mexico	1,930,633,771	1,536,275,061

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Australia	$11,867,090	$(11,867,090)
MSCI Canada	94,226,826	(94,226,826)
MSCI Japan	115,446,453	(115,446,453)
MSCI Mexico	121,137,283	(121,137,283)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
MSCI Australia
Ordinary income	$71,404,532	$106,984,698

MSCI Canada
Ordinary income	$88,711,145	$82,366,108

MSCI Japan
Ordinary income	$104,587,537	$257,114,030

MSCI Mexico
Ordinary income	$33,094,776	$23,801,719

MSCI South Korea
Ordinary income	$39,264,408	$97,857,600

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)(b)	Total

MSCI Australia	$16,801,529	$(376,161,464)	$(409,652,942)	$(769,012,877)

MSCI Canada	10,941,469	(988,801,136)	(460,402,131)	(1,438,261,798)

MSCI Japan	105,108,905	(1,787,656,313)	(1,217,152,950)	(2,899,700,358)

MSCI Mexico	12,907,394	(482,084,858)	(118,089,764)	(587,267,228)
MSCI South Korea	68,597,822	(286,276,585)	1,490,171,544	1,272,492,781

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Australia	$2,465,407,336	$37,986,292	$(447,649,947)	$(409,663,655)
MSCI Canada	3,478,935,679	113,961,519	(574,319,272)	(460,357,753)
MSCI Japan	14,794,932,463	730,113,533	(1,947,088,505)	(1,216,974,972)
MSCI Mexico	1,659,282,180	53,850,533	(171,929,536)	(118,079,003)
MSCI South Korea	2,351,328,199	1,670,688,064	(179,945,744)	1,490,742,320

9. LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount
MSCI Australia
Shares sold	43,800,000	$1,026,265,293	50,400,000	$1,230,056,700
Shares redeemed	(24,200,000)	(537,198,395)	(34,800,000)	(828,312,207)

	19,600,000	$489,066,898	15,600,000	$401,744,493

MSCI Canada
Shares sold	21,800,000	$745,491,940	46,800,000	$1,807,843,156
Shares redeemed	(43,100,000)	(1,470,914,793)	(49,400,000)	(1,808,543,118)

	(21,300,000)	$(725,422,853)	(2,600,000)	$(699,962)

MSCI Japan
Shares sold	69,000,000	$4,154,574,137	32,550,000	$2,097,875,029
Shares redeemed	(27,900,000)	(1,491,353,008)	(26,400,000)	(1,738,529,568)

	41,100,000	$2,663,221,129	6,150,000	$359,345,461

MSCI Mexico
Shares sold	34,800,000	$1,963,154,619	25,800,000	$1,275,235,600
Shares redeemed	(28,100,000)	(1,545,321,842)	(30,600,000)	(1,491,051,564)

	6,700,000	$417,832,777	(4,800,000)	$(215,815,964)

MSCI South Korea
Shares sold	19,100,000	$1,200,313,460	7,900,000	$580,748,793
Shares redeemed	(11,400,000)	(675,741,830)	(27,800,000)	(1,992,978,954)

	7,700,000	$524,571,630	(19,900,000)	$(1,412,230,161)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Australia ETF

iShares MSCI Canada ETF

iShares MSCI Japan ETF

iShares MSCI Mexico ETF

iShares MSCI South Korea ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
MSCI Australia	$96,003,057
MSCI Canada	117,355,942
MSCI Japan	216,124,352
MSCI Mexico	47,080,651
MSCI South Korea	72,724,618

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia	$96,933,335	$680,056
MSCI Canada	118,479,942	17,658,499
MSCI Japan	241,862,102	23,773,703
MSCI Mexico	49,695,909	4,596,759
MSCI South Korea	79,094,337	14,973,269

I M P O R T A N T T A X I N F O R M A T I O N	57

Board Review and Approval of Investment Advisory Contract

iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Mexico ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI South Korea ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Canada(a)	$0.755340	$—	$0.082158	$0.837498	90%	—%	10%	100%
MSCI Mexico(a)	1.490766	—	0.012174	1.502940	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	65

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	67

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-815-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares MSCI Russia ETF | ERUS |

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

M A R K E T O V E R V I E W	3

Fund Summary as of August 31, 2023	iShares® MSCI Russia ETF

Investment Objective

The iShares MSCI Russia ETF (the “Fund”) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). Effective June 1, 2022, the index was discontinued by the index provider, MSCI, Inc. Due to the discontinuation of the Fund’s underlying index and ongoing restrictions relating to Russian securities, the Fund will be unable to meet its investment objective. The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	0.64%	(69.69)%	(45.14)%	0.64%	(99.74)%	(99.75)%
Fund Market(a)	N/A	(28.46)	(13.28)	N/A	(69.11)	(70.23)
Index(b)	N/A	(96.62)	(76.60)	N/A	(99.99)	(99.99)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Effective March 4, 2022, the NYSE Arca, Inc. halted trading of the Fund and the Fund Market returns are as follows: 5 Years return and 10 Years return from September 1, 2018 and September 1, 2013, respectively through March 4, 2022. A 1 Year Fund Market Return is not shown as NYSE ARCA, Inc. halted trading of the Fund prior to September 1, 2022.

(b)

Effective June 1, 2022, the Index was discontinued by the index provider, MSCI, Inc and the Index returns are as follows: 5 Years return and 10 Years return from September 1, 2018 and September 1, 2013, respectively through May 31, 2022. A 1 Year Index return is not shown as MSCI, Inc discontinued the Index prior to September 1, 2022.

(c)	Rounds to less than $1 as of June 1, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,007.10	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. Effective March 3, 2022, BFA implemented a voluntary waiver of its investment advisory fee for the Fund, which was applied to management fees for the year ended August 31, 2023.

Portfolio Management Commentary

On June 15, 2022, the Board unanimously voted to close and liquidate the Fund, contingent on receiving any necessary relief from the SEC, due to the discontinuation of the MSCI Russia 25/50 Index and ongoing restrictions relating to Russian securities. On August 3, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund. The Fund remains in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. Refer to Notes to Financial Statements for additional information about the plan of liquidation.

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Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Russia ETF

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Total Investments

BlackRock Cash Funds: Treasury, SL Agency Shares	94.1%

Inter RAO UES PJSC	3.0

Gazprom PJSC	0.5

Surgutneftegas PJSC	0.5

Surgutneftegas PJSC (Preferred)	0.5

Sberbank of Russia PJSC	0.4

VTB Bank PJSC	0.2

Alrosa PJSC	0.2

United Co. RUSAL International PJSC	0.1

Moscow Exchange MICEX-RTS PJSC	0.1

F U N D S U M M A R Y	5

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively. The NYSE ARCA, Inc. halted trading of the Fund effective March 4, 2022, and delisted the Fund effective August 29, 2022 therefore, there is no longer a Market Price.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Effective June 1, 2022, the index was discontinued by the index provider, MSCI, Inc.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Russia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.6%
Sberbank of Russia PJSC(a)(b)	18,835,860	$1,965
TCS Group Holding PLC, GDR(a)(b)	289,152	30
VTB Bank PJSC(a)(b)	8,307,845,016	866

		2,861

Broadline Retail — 0.0%
Ozon Holdings PLC, ADR(a)(b)	106,824	11

Capital Markets — 0.1%
Moscow Exchange MICEX-RTS PJSC(a)(b)	4,737,800	494

Chemicals — 0.0%
PhosAgro PJSC(a)(b)	148,802	15
PhosAgro PJSC, New(a)(b)	2,875	29
PhosAgro PJSC, GDR(a)(b)	2	—

		44

Consumer Staples Distribution & Retail — 0.0%
Magnit PJSC, GDR(a)(b)	1	—
Magnit PJSC(a)(b)	198,139	21
X5 Retail Group NV, GDR(a)(b)	374,475	39

		60

Electric Utilities — 2.9%
Inter RAO UES PJSC(a)(b)	136,938,300	14,283

Interactive Media & Services — 0.0%
VK Co. Ltd.(a)(b)	393,252	41
Yandex NV(a)(b)	361,376	38

		79

Metals & Mining — 0.4%
Alrosa PJSC(a)(b)	7,486,250	781
MMC Norilsk Nickel PJSC(a)(b)	96,437	10
Novolipetsk Steel PJSC(a)(b)	4,388,590	458
Polymetal International PLC(a)(b)	834,056	87
Polyus PJSC(a)(b)	89,129	9
Severstal PAO(a)(b)	604,068	63
United Co. RUSAL International PJSC(a)(b)	5,811,330	606

		2,014

Oil, Gas & Consumable Fuels — 1.2%
Gazprom PJSC(a)(b)	24,553,290	2,561

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
LUKOIL PJSC(a)(b)	856,438	$89
Novatek PJSC(a)(b)	1,250,860	130
Rosneft Oil Co. PJSC(a)(b)	2,566,222	268
Surgutneftegas PJSC(a)(b)	21,799,946	2,274
Tatneft PJSC(a)(b)	3,516,781	367

		5,689

Wireless Telecommunication Services — 0.1%
Mobile TeleSystems PJSC(a)(b)	2,776,444	290

Total Common Stocks — 5.3% (Cost: $453,537,815)		25,825

Preferred Stocks

Oil, Gas & Consumable Fuels — 0.4%
Surgutneftegas PJSC, Preference Shares, NVS(a)(b)	21,745,700	2,268

Total Preferred Stocks — 0.4% (Cost: $11,913,761)		2,268

Total Long-Term Investments — 5.7% (Cost: $465,451,576)		28,093

Short-Term Securities

Money Market Funds — 92.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(c)(d)	450,000	450,000

Total Short-Term Securities — 92.2% (Cost: $450,000)		450,000

Total Investments — 97.9% (Cost: $465,901,576)		478,093

Other Assets Less Liabilities — 2.1%		10,011

Net Assets — 100.0%		$488,104

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$430,000	$20,000	(a)	$—	$—	$—	$450,000	450,000	$18,999	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Russia ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$—	$25,825	$25,825
Preferred Stocks	—	—	2,268	2,268
Short-Term Securities
Money Market Funds	450,000	—	—	450,000

	$450,000	$—	$28,093	$478,093

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total

Assets:
Opening balance, as of August 31, 2022	$40,573	$3,565	$44,138
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(14,748)	(1,297)	(16,045)
Purchases	—	—	—
Sales	—	—	—

Closing balance, as of August 31, 2023	$25,825	$2,268	$28,093

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2023	$(14,748)	$(1,297)	$(16,045)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2023 is generally due to investments no longer held or categorized as Level 3 at year end.

See notes to financial statements.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

August 31, 2023

iShares MSCI Russia ETF

ASSETS
Investments, at value — unaffiliated(a)	$28,093
Investments, at value — affiliated(b)	450,000
Cash	7,664
Foreign currency, at value(c)	291
Receivables:
Dividends — affiliated	2,056

Total assets	488,104

Commitments and contingent liabilities

NET ASSETS	$488,104

NET ASSETS CONSIST OF
Paid-in capital	$614,603,100
Accumulated loss	(614,114,996)

NET ASSETS	$488,104

NET ASSET VALUE
Shares outstanding	13,750,000

Net asset value	$0.04

Shares authorized	1 billion

Par value	$0.001

(a) Investments, at cost — unaffiliated	$465,451,576
(b) Investments, at cost — affiliated	$450,000
(c) Foreign currency, at cost	$272

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended August 31, 2023

iShares MSCI Russia ETF

INVESTMENT INCOME
Dividends — affiliated	$18,999
Interest — unaffiliated	158

Total investment income	19,157

EXPENSES
Investment advisory	2,869

Total expenses	2,869

Less:
Investment advisory fees waived	(2,869)

Total expenses after fees waived	—

Net investment income	19,157

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(16,045)
Foreign currency translations	21

(16,024)

Net realized and unrealized loss	(16,024)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,133

See notes to financial statements.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Russia ETF
	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,157	$11,545,224
Net realized loss	—	(1,223,228)
Net change in unrealized appreciation (depreciation)	(16,024)	(606,314,168)

Net increase (decrease) in net assets resulting from operations	3,133	(595,992,172)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	—	(22,039,990)
Liquidating distribution	—	(450,000)

Decrease in net assets resulting from distributions to shareholders	—	(22,489,990)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	32,469,779

NET ASSETS
Total increase (decrease) in net assets	3,133	(586,012,383)
Beginning of year	484,971	586,497,354

End of year	$488,104	$484,971

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Cash Flows

Year Ended August 31, 2023

iShares MSCI Russia ETF

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,133
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Net purchases of short-term securities	(20,000)
Net change in unrealized (appreciation) depreciation on investments	16,045
(Increase) decrease in assets:
Receivables:
Dividends — affiliated	(910)

Net cash used for operating activities	(1,732)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Net cash provided by financing activities	—

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(1,732)
Restricted and unrestricted cash and foreign currency at beginning of year	9,687

Restricted and unrestricted cash and foreign currency at end of year	$7,955

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$7,664
Foreign currency, at value	291

$7,955

See notes to financial statements.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Russia ETF
	Year Ended 08/31/23		Year Ended 08/31/22		Year Ended 08/31/21	Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$0.04		$45.29		$34.87	$37.81		$32.47

Net investment income(a)	0.00	(b)	0.86		2.05	1.87		2.33
Net realized and unrealized gain (loss)	(0.00	)(b)	(44.38	)(c)	10.24 (c)	(1.99	)(c)	5.04 (c)

Net increase (decrease) from investment operations	0.00	(b)	(43.52)		12.29	(0.12)		7.37

Distributions(d)
From net investment income	—		(1.70)		(1.87)	(2.82)		(2.03)
Liquidating distribution	—		(0.03)		—	—		—

Total distributions	—		(1.73)		(1.87)	(2.82)		(2.03)

Net asset value, end of year	$0.04		$0.04		$45.29	$34.87		$37.81

Total Return(e)
Based on net asset value	0.64%		(99.85)%		36.07%	(1.28)%		23.64%

Ratios to Average Net Assets(f)
Total expenses	0.59%		0.58%		0.57%	0.59%		0.59%

Total expenses after fees waived(g)	0.00%		0.50%		0.57%	0.59%		0.59%

Net investment income	3.94%		4.01%		5.26%	4.97%		6.60%

Supplemental Data
Net assets, end of year (000)	$488		$485		$586,497	$467,203		$627,581

Portfolio turnover rate(h)	0%		7%		25%	30%		18%

(a)	Based on average shares outstanding.
(b)	Rounds to less than $0.01.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Effective March 3, 2022, BFA implemented a voluntary waiver of its investment advisory fee for the Fund which was applied to management fees starting with February 1, 2022 for the year ended August 31, 2022 and August 31, 2023.

(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1. ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
MSCI Russia	Non-diversified

2. PLAN OF LIQUIDATION

Russia launched a large-scale invasion of Ukraine on February 24, 2022, creating circumstances that have significantly impacted the Fund’s operations. The United States, and many other countries, imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities, including banning Russia from global payment systems that facilitate cross-border payments. In response, the Russian government imposed capital controls to restrict movements of capital from entering and exiting the country and has closed trading sessions for local Russian equities to non-residents. In addition, trading of depository receipts for Russian-based companies halted on primary trading platforms subsequent to Russia’s invasion.

The consequences of Russia’s invasion and unprecedented market and policy responses of various governments and regulators precipitated the absence of a functioning or orderly market to facilitate the liquidation and repatriation of securities for any Russian-based company held by the Fund. As a result, the fair value of Russian securities and currency experienced significant declines.

Additionally, since February 24, 2022, the following events occurred: (i) the Fund suspended new creations of its shares; (ii) NYSE Arca, Inc. announced a trading halt of the Fund; (iii) BFA wrote down the value of all Russian equity securities to a nominal investment value; (iv) BFA implemented a voluntary waiver of its investment advisory fee for the Fund; (v) Russia signed into law a requirement of Russian issuers to terminate deposit agreements related to their depository receipt program, with holders receiving local shares of most Russian issuers in place of the depository receipts; (vi) the Fund was removed as a borrower from the line of credit facility as the trading halt by NYSE Arca, Inc. resulted in technical default under the Syndicated Credit Agreement; (vii) the Fund’s underlying index, the MSCI Russia 25/50 Index, was discontinued by the index provider, (viii) the Fund suspended redemptions pursuant to an order of the SEC; (ix) NYSE Arca, Inc. delisted the Fund.

On June 15, 2022, the Board unanimously voted to close and liquidate the Fund, contingent on receiving any necessary relief from the SEC, due to the discontinuation of the MSCI Russia 25/50 Index and ongoing restrictions relating to Russian securities. On August 3, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund. On August 17, 2022, the Fund made an initial liquidating distribution to shareholders of available cash, less a reserve estimated to meet the Fund’s expected transaction costs associated with the liquidation.

BFA intends to recommend to the Board that the Fund remain in liquidation through December 31, 2024, to allow the Fund to sell its securities, if conditions permit. There are no assurances that the Board will accept BFA’s recommendation or that the securities will become liquid during that time. If the Fund’s Russian securities have not been sold or are unable to be converted as of the date the Fund is terminated, the Fund’s remaining portfolio assets will be permanently written off, in each case as determined by BFA and approved by the Board. The Fund may be terminated sooner if all of the Russian securities have been sold before that date (or they cease to represent valid interests in their issuers). While the Fund is in the process of liquidating its portfolio, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and prior investment strategies. As a result of the delisting by NYSE Arca, Inc. the Fund is no longer considered an exchange-traded fund.

3. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Certain Russian securities held by the Fund declared dividends during the period, however there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not accrued any investment income associated with these Russian securities.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

4. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement, war or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

During the period, the Valuation Committee determined that the local Russian equities and Russian exposed ADR and GDR securities did not have a market for which the Fund could transact and deemed them illiquid. As of August 31, 2023, the securities are being fair valued at a nominal value using a discount of 99% or higher due to illiquidity and uncertainty measures.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Expense Waivers: Effective March 3, 2022, BFA implemented a voluntary waiver of its investment advisory fee for the Fund, which was applied to management fees for the year ended August 31, 2023.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended August 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived
MSCI Russia	$2,869

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

6. PURCHASES AND SALES

There were no purchases and sales transactions for the year ended August 31, 2023.

There were no in-kind transactions for the year ended August 31, 2023.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

7. INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to net operating loss were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Russia	$(659,024)	$659,024

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
MSCI Russia
Ordinary income	$—	$22,039,990
Liquidating distribution	—	450,000

	$—	$22,489,990

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
MSCI Russia	$(122,219,861)		$(491,895,135)		$(614,114,996)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Russia	$492,373,246	$—	$(491,895,153)	$(491,895,153)

8. PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Fund invests a significant portion of its assets in securities of issuers located in Russia or with significant exposure to Russian issuers or countries. Russia launched a large-scale invasion of Ukraine on February 24, 2022. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. Jurisdictions have instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in Russia’s stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but have been, and may continue to be, significant. Any such disruptions caused by the Russian military action or any response to such activity from the international community may negatively impact Russia’s economy and Russian issuers of securities in which the Fund invests.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

9. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount

MSCI Russia
Shares sold	—	$—	800,000	$32,469,779

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of iShares MSCI Russia ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares MSCI Russia ETF (one of the funds constituting iShares, Inc., referred to hereafter as the “Fund”) as of August 31, 2023, the related statements of operations and cash flows for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 2 to the financial statements, due to the Russia invasion of Ukraine, the Board unanimously voted to close and liquidate the Fund, and management is in process of executing its liquidation plan.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Russia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The Independent Board Members additionally considered factors unique to the Fund, including: (i) that the Fund is currently in the process of liquidation, subject to a Board-approved Plan of Liquidation, SEC exemptive relief and other relevant law and regulation; and (ii) BFA began voluntarily waiving management fees paid pursuant to Advisory Agreement beginning on March 3, 2022, which was applied to management fees from February 1, 2022 to present. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	21

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the nature of the Fund’s advisory fee structure, and the Fund’s expenses generally borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Net Asset Value Information

Information on the Fund’s net asset value can be found at iShares.com.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	25

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings at iShares.com.

G E N E R A L I N F O R M A T I O N	27

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-821-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca

•	iShares MSCI BIC ETF | BKF | NYSE Arca

•	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ

•	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Core MSCI Emerging Markets ETF

Investment Objective

The iSharesCore MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	3.13%	1.50%	3.25%	3.13%	7.74%	37.68%

Fund Market	3.65	1.47	3.30	3.65	7.56	38.42

Index	2.79	1.63	3.30	2.79	8.40	38.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,047.20	$ 0.46		$ 1,000.00	$ 1,024.80	$ 0.46		0.09%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® Core MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging market stocks advanced modestly during the reporting period, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

Taiwanese information technology stocks contributed notably to the Index’s performance, as companies in the technology hardware, storage, and peripherals industry and the semiconductors industry were buoyed by growing investor interest in technologies related to artificial intelligence (“AI”). In this environment, companies that manufacture AI servers and companies that produce microchips for AI applications posted strong gains.

South Korean stocks contributed the most to the Index’s return, led by the information technology sector. A U.S. law enacted in August 2022 directed incentives toward a leading South Korean microchip producer and electronics conglomerate to expand its manufacturing footprint within the U.S. Investors also responded favorably to early-2023 production cuts by microchip producers.

Mexican stocks also contributed, led by the consumer staples sector. The beverages industry advanced, as strong sales growth across business segments benefited a leading operator of convenience stores and bottling operations. The company’s strategic investments in digital enterprises further buoyed investor sentiment. In India, strong industrial production buoyed the capital goods industry, while strong automobile sales drove the automobiles and components industry.

On the downside, Chinese stocks detracted the most from the Index’s performance, reflecting the negative impact of slowing economic growth. While investors were initially optimistic following China’s lifting of several coronavirus pandemic-related lockdowns in December 2022, subsequent economic performance disappointed, while tensions with the U.S. increased. Internet and direct marketing companies, in the consumer discretionary sector, were the largest detractors. The reopening of China’s economy dented the profit margins of food delivery service providers, as the end of pandemic-related lockdowns led to reduced demand. In addition, increased competition in the space, including from one of China’s largest technology firms, weighed on the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	20.2%
Information Technology	20.0
Consumer Discretionary	13.6
Communication Services	8.9
Materials	8.8
Industrials	8.3
Consumer Staples	6.2
Energy	4.6
Health Care	4.5
Utilities	2.6
Real Estate	2.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	26.9%
India	16.5
Taiwan	15.8
South Korea	12.7
Brazil	5.2
Saudi Arabia	4.3
South Africa	2.9
Mexico	2.5
Thailand	2.2
Indonesia	2.0
Malaysia	1.5
United Arab Emirates	1.3
Other (each representing less than 1%)	6.2

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI BIC ETF

Investment Objective

The iShares MSCI BIC ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, and Brazilian, and Indian equities, as represented by the MSCI BIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.05)%	(1.59)%	2.01%	(3.05)%	(7.70)%	22.01%

Fund Market	(1.90)	(1.46)	2.14	(1.90)	(7.07)	23.57

Index	(3.27)	(1.08)	2.57	(3.27)	(5.30)	28.90

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,018.50	$ 3.61		$ 1,000.00	$ 1,021.60	$ 3.62		0.71%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI BIC ETF

Portfolio Management Commentary

The Index declined during the reporting period, as slowing economic growth negatively impacted Chinese equities. While investors were initially optimistic following China’s lifting of several coronavirus pandemic-related lockdowns in December 2022, subsequent economic performance disappointed. In contrast, Brazilian stocks posted robust gains. After contracting in the fourth quarter of 2022, the country’s economy grew faster than anticipated in the first quarter of 2023, driven by a surge in agricultural output.

Chinese equities detracted the most from the Index’s return, driven by the internet and direct marketing retail industry in the consumer discretionary sector. The reopening of China’s economy dented the profit margins of food delivery service providers, as the end of pandemic-related lockdowns led to reduced demand. In addition, increased competition in the space, including from one of China’s largest technology firms, weighed on the industry. Some Chinese e-commerce platforms reduced prices during the reporting period with the goal of gaining market share. Investors grew concerned about the impact of lowered prices on profitability, which further weighed on the stocks of internet and direct marketing retail companies.

China’s healthcare sector also detracted from the Index’s return. Life sciences tools and services companies were pressured by a U.S. executive order introducing a national biotechnology and biomanufacturing initiative. Given the program’s stated goal of reducing American reliance on China, stocks of Chinese companies engaged in contract drug research declined. The Chinese consumer staples sector detracted further, as investor concerns over the growth potential of the liquid milk market dampened investor sentiment toward food, beverage, and tobacco companies.

On the upside, Brazilian stocks contributed to the Index’s return, led by the energy sector. The integrated oil and gas industry benefited from positive investor reaction to government policies introducing flexibility in the pricing of gasoline and diesel. In the second quarter of 2023, a reduction in oil prices curbed profits for oil companies in Brazil, but to a lesser extent than in other countries.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Discretionary	22.2%

Financials	19.9

Communication Services	13.2

Information Technology	7.6

Energy	7.1

Consumer Staples	6.8

Materials	6.4

Industrials	6.4

Health Care	5.1

Utilities	3.4
Real Estate	1.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	59.7%
India	29.8
Brazil	10.5
Russia	0.0	(b)

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Emerging Markets Asia ETF

Investment Objective

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI EM Asia Custom Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.08)%	0.61%	4.16%	(0.08)%	3.11%	50.38%

Fund Market	0.66	0.68	4.27	0.66	3.42	51.94

Index	(0.30)	1.20	4.64	(0.30)	6.12	57.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets Asia. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EM Asia Custom Capped Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,021.20	$ 2.50		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Emerging Markets Asia ETF

Portfolio Management Commentary

Stocks in Asian emerging markets declined marginally during the reporting period. Chinese equities detracted the most from the Index’s return, reflecting the negative impact of China’s slowing economic growth. While investors were initially optimistic following China’s lifting of several coronavirus pandemic-related lockdowns in December 2022, subsequent economic performance disappointed, while tensions with the U.S. increased.

Within China, the consumer discretionary sector detracted significantly from the Index’s return, led by the internet and direct marketing industry. The reopening of China’s economy dented the profits of food delivery service providers, as the end of pandemic-related lockdowns led to reduced demand. In addition, increased competition in the space, including from one of China’s largest technology firms, weighed on the industry. Some Chinese e-commerce platforms reduced prices during the reporting period with the goal of gaining market share. Investors grew concerned about the impact of lowered prices on profitability, which further pressured the stocks of internet and direct marketing retail companies. Malaysian and Philippine equities also detracted, driven by the financials and real estate sectors, respectively.

On the upside, South Korean stocks were the largest contributor to the Index’s return, led by the information technology sector. The technology hardware, storage, and peripherals industry advanced, as a U.S. law enacted in August 2022 encouraged South Korean companies in the industry to expand manufacturing in the U.S. Investors also responded favorably to early-2023 production cuts by microchip producers, which aimed to lower inventories and help the market for microchips to recover.

Taiwanese stocks also contributed meaningfully to the Index’s performance. A slowdown in the U.S. inflation rate supported the Taiwanese information technology sector, as investors grew optimistic that the monetary tightening cycle was nearing an end. Companies in the technology hardware, storage, and peripherals industry and the semiconductors industry were buoyed by growing investor interest in technologies related to artificial intelligence (“AI”). In this environment, Taiwanese companies involved in AI-related activities, such as manufacturing AI servers and producing microchips for AI applications, posted strong gains.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	25.9%
Financials	17.5
Consumer Discretionary	16.3
Communication Services	10.4
Industrials	6.8
Materials	6.0
Consumer Staples	5.3
Health Care	4.2
Energy	4.0
Utilities	2.0
Real Estate	1.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	38.3%
India	19.1
Taiwan	19.0
South Korea	15.9
Thailand	2.6
Indonesia	2.5
Malaysia	1.8
Philippines	0.8

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF

Investment Objective

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	12.99%	5.75%	5.02%	12.99%	32.28%	63.24%
Fund Market	13.75	5.89	5.12	13.75	33.10	64.71
Index	13.05	6.18	5.45	13.05	34.94	69.99

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,123.60	$ 3.80		$ 1,000.00	$ 1,021.60	$ 3.62		0.71%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Emerging Markets Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in emerging markets advanced significantly during the reporting period. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases supported emerging market stocks. In China, however, slowing economic growth and geopolitical tensions led to stock declines.

Indian stocks contributed the most to the Index’s return, led by the industrials sector. India’s economy continued to rapidly expand, as strong domestic demand drove a rise in manufacturing. In the electrical equipment industry, a robust increase in India’s rate of electricity generation benefited distributors of cables and transformers. Higher demand for electricity generated by solar and wind power supported gains for makers of renewable energy infrastructure. The Indian financials sector was another source of strength, led by financial services companies. A state-owned provider of infrastructure financing for power projects posted substantial revenue gains, driven by an increase in net interest income on loan assets.

Taiwanese stocks contributed meaningfully to the Index’s performance, led by the information technology sector. Growing investor interest in technologies related to artificial intelligence (“AI”) buoyed the technology hardware, storage, and peripherals industry. In this environment, companies involved in AI-related activities, such as manufacturing AI servers, posted strong gains. A slowdown in the inflation rate in the U.S. also provided a tailwind to Taiwanese information technology stocks, as investors grew optimistic that the monetary tightening cycle was nearing an end.

South Korean stocks also contributed, led by the materials sector. In an environment of rising global demand for electric vehicles, South Korean companies that manufacture cathodes used in lithium-ion batteries for electric vehicles announced plans to build new production facilities overseas, supporting the commodities chemicals industry.

On the downside, Chinese equities detracted from the Index’s return, driven by the real estate sector. Despite support from the Chinese government through guarantees of repayment for onshore bonds, the real estate management and development industry declined as high debt levels and difficulties in accessing capital pressured several companies.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	17.6%
Industrials	17.0
Materials	13.2
Consumer Discretionary	11.6
Financials	10.3
Health Care	9.0
Real Estate	6.4
Consumer Staples	6.2
Communication Services	3.7
Utilities	3.0
Energy	2.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
India	25.4%
Taiwan	21.1
South Korea	14.4
China	7.7
Brazil	5.1
Saudi Arabia	3.7
Thailand	3.6
South Africa	3.1
Malaysia	2.4
Mexico	2.4
Turkey	2.3
Indonesia	2.2
Poland	1.1
United Arab Emirates	1.1
Kuwait	1.0
Other (each representing less than 1%)	3.4

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T  F U N D  P E R F O R M A N C E / D I S C L O S U R E  O F  E X P E N S E S

13

Schedule of Investments August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.9%
3R Petroleum Oleo E Gas SA(a)	2,248,742	$14,949,079
AES Brasil Energia SA	3,906,150	8,708,292
Aliansce Sonae Shopping Centers SA	4,447,037	20,447,902
Alupar Investimento SA	1,767,465	10,097,149
Ambev SA	41,772,358	116,745,476
Arezzo Industria e Comercio SA	649,951	9,275,358
Atacadao SA	4,702,587	9,743,145
Auren Energia SA	2,751,975	7,563,409
B3 SA - Brasil, Bolsa, Balcao	52,765,504	137,772,835
Banco Bradesco SA	13,958,487	37,319,972
Banco BTG Pactual SA	10,985,329	72,029,489
Banco do Brasil SA	7,700,922	73,245,106
Banco Santander Brasil SA	2,914,646	15,956,231
BB Seguridade Participacoes SA	6,294,921	38,618,289
BRF SA(a)	7,481,795	13,658,066
Camil Alimentos SA	1,713,660	2,941,430
CCR SA	9,699,519	24,405,248
Centrais Eletricas Brasileiras SA	10,918,074	77,739,782
Cia. Brasileira de Aluminio	2,310,269	1,996,739
Cia. de Saneamento Basico do Estado de Sao Paulo	3,080,413	36,029,023
Cia. de Saneamento de Minas Gerais-COPASA	2,720,346	9,844,125
Cia. de Saneamento do Parana	1,688,062	7,720,965
Cia. Siderurgica Nacional SA	6,007,705	14,691,554
Cielo SA	10,373,517	7,792,628
Cogna Educacao(a)	17,862,004	10,532,416
Cosan SA	10,710,115	37,891,624
CPFL Energia SA	1,487,142	10,255,530
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,832,293	12,834,413
Dexco SA	4,637,400	7,454,227
Direcional Engenharia SA	978,400	4,000,889
EcoRodovias Infraestrutura e Logistica SA	3,243,270	4,944,758
Embraer SA(a)	6,612,404	26,024,728
Enauta Participacoes SA	1,527,430	4,839,486
Energisa SA	1,442,435	13,428,025
Eneva SA(a)	9,119,451	21,951,284
Engie Brasil Energia SA	1,438,748	12,237,370
Equatorial Energia SA	9,495,547	60,707,993
Ez Tec Empreendimentos e Participacoes SA	1,484,514	6,607,100
Fleury SA	4,131,504	12,314,294
GPS Participacoes e Empreendimentos SA(b)	2,935,796	10,949,839
Grendene SA	4,632,582	6,370,671
Grupo De Moda Soma SA	4,832,632	7,309,380
Grupo Mateus SA(a)	5,697,987	7,743,753
Grupo SBF SA	1,286,279	1,857,189
Hapvida Participacoes e Investimentos SA(a)(b)	48,203,920	41,467,412
Hidrovias do Brasil SA(a)	5,406,573	4,301,632
Hypera SA	3,511,628	27,648,827
Iguatemi SA	1,999,534	8,317,848
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	1,086,597	4,803,184
Iochpe Maxion SA	1,706,713	4,787,158
IRB Brasil Resseguros S/A(a)	714,057	6,194,584
JBS SA	6,488,289	24,108,100
JHSF Participacoes SA	4,265,439	4,134,471
Klabin SA	6,771,549	31,122,556
Localiza Rent a Car SA	8,192,748	104,641,777

Security	Shares	Value

Brazil (continued)
Locaweb Servicos de Internet SA(b)	4,283,059	$6,114,887
LOG Commercial Properties e Participacoes SA	749,606	2,845,810
Lojas Renner SA	8,647,422	27,992,079
M. Dias Branco SA	925,025	6,948,825
Magazine Luiza SA(a)	27,313,583	15,223,087
Marfrig Global Foods SA	3,170,975	4,744,888
Minerva SA	2,952,540	5,008,297
Movida Participacoes SA	1,824,064	4,571,164
MRV Engenharia e Participacoes SA	3,483,600	7,991,377
Multiplan Empreendimentos Imobiliarios SA	2,389,338	11,936,920
Natura & Co. Holding SA(a)	8,222,266	25,204,511
Odontoprev SA	3,484,711	7,276,161
Omega Energia SA(a)	3,480,259	7,034,944
Oncoclinicas do Brasil Servicos Medicos SA(a)	2,046,588	5,000,700
Pet Center Comercio e Participacoes SA	4,295,944	4,753,945
Petroleo Brasileiro SA	34,416,476	240,051,106
Petroreconcavo SA	1,467,759	6,864,490
PRIO SA(a)	7,275,524	68,200,003
Raia Drogasil SA	11,463,202	63,611,795
Rede D’Or Sao Luiz SA(b)	5,292,329	30,629,365
Rumo SA	11,922,350	53,808,932
Santos Brasil Participacoes SA	5,475,869	9,542,866
Sao Martinho SA	1,551,719	11,321,293
Sendas Distribuidora SA	11,832,376	27,740,811
SIMPAR SA	4,398,917	8,660,947
SLC Agricola SA	1,047,920	8,511,090
Smartfit Escola de Ginastica e Danca SA(a)	2,505,012	10,420,583
Suzano SA	7,145,180	72,360,089
Telefonica Brasil SA	3,533,510	29,505,081
Tim SA	7,394,890	21,518,435
TOTVS SA	4,903,164	27,466,154
Transmissora Alianca de Energia Eletrica SA	1,437,805	9,929,813
Ultrapar Participacoes SA	6,655,269	24,405,991
Vale SA	30,785,863	404,588,799
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	3,791,460	8,965,579
Via S/A(a)	12,830,735	3,290,563
Vibra Energia SA	10,459,438	38,990,161
Vivara Participacoes SA	1,619,355	8,888,050
WEG SA	15,321,657	111,012,824
YDUQS Participacoes SA	2,581,700	10,619,689

		2,764,625,914

Chile — 0.4%
Aguas Andinas SA, Class A	32,485,838	11,087,781
Banco de Chile	409,718,480	44,693,154
Banco de Credito e Inversiones SA	582,501	16,757,669
Banco Itau Chile SA, NVS	803,248	8,827,988
Banco Santander Chile	594,081,485	28,430,119
CAP SA	769,235	5,413,558
Cencosud SA	12,793,432	27,385,611
Cia. Cervecerias Unidas SA	1,174,259	8,678,524
Cia. Sud Americana de Vapores SA	142,831,441	9,532,539
Colbun SA	76,378,920	11,983,185
Empresa Nacional de Telecomunicaciones SA	1,756,033	6,580,554
Empresas CMPC SA	10,252,217	18,614,923
Empresas COPEC SA	3,406,667	24,606,048
Enel Americas SA(a)	199,135,842	23,665,578
Enel Chile SA	242,714,662	16,355,301
Engie Energia Chile SA(a)	6,794,528	6,694,391

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
Falabella SA	7,001,128	$17,245,687
Inversiones Aguas Metropolitanas SA	5,483,422	4,450,720
Parque Arauco SA	6,250,875	9,274,785
SMU SA	31,851,131	5,921,430
Vina Concha y Toro SA	5,697,599	7,214,181

		313,413,726

China — 26.9%
360 Security Technology Inc., Class A(a)	4,137,188	6,345,014
361 Degrees International Ltd.	9,851,000	5,183,530
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,662,537	5,635,206
3SBio Inc.(b)	14,824,500	12,397,294
AAC Technologies Holdings Inc.(c)	6,328,500	12,258,627
Advanced Micro-Fabrication Equipment Inc., Class A(a)	388,217	8,148,382
AECC Aviation Power Co. Ltd., Class A	1,269,777	6,842,490
Agile Group Holdings Ltd.(a)(c)	14,106,500	1,598,399
Agora Inc., ADR(a)(c)	773,470	2,165,716
Agricultural Bank of China Ltd., Class A	43,413,435	20,634,310
Agricultural Bank of China Ltd., Class H	269,489,000	92,368,576
Aier Eye Hospital Group Co. Ltd., Class A	4,833,946	11,979,501
Air China Ltd., Class A(a)	3,806,000	4,529,064
Air China Ltd., Class H(a)	17,610,000	13,035,202
AK Medical Holdings Ltd.(b)(c)	6,024,000	4,840,771
Akeso Inc.(a)(b)	4,669,000	20,507,063
Alibaba Group Holding Ltd.(a)	149,345,904	1,733,328,784
Alibaba Health Information Technology Ltd.(a)	48,020,000	28,350,675
Alibaba Pictures Group Ltd.(a)	123,430,000	8,177,101
A-Living Smart City Services Co. Ltd., Class A(a)(b)	7,198,250	4,593,728
Alphamab Oncology(a)(b)(c)	5,504,000	6,036,973
Aluminum Corp. of China Ltd., Class A	6,072,400	4,930,772
Aluminum Corp. of China Ltd., Class H	37,230,000	17,961,073
Amlogic Shanghai Co. Ltd.(a)	315,986	3,803,609
Anhui Conch Cement Co. Ltd., Class A	1,612,429	5,695,320
Anhui Conch Cement Co. Ltd., Class H	11,070,000	30,823,912
Anhui Gujing Distillery Co. Ltd., Class A	250,555	9,909,937
Anhui Gujing Distillery Co. Ltd., Class B	1,006,180	16,738,126
Anhui Kouzi Distillery Co. Ltd., Class A	467,148	3,659,229
Anhui Yingjia Distillery Co. Ltd., Class A	531,100	5,595,124
Anjoy Foods Group Co. Ltd., Class A	271,300	4,875,272
ANTA Sports Products Ltd.	11,360,400	128,068,089
Ascentage Pharma Group International(a)(b)(c)	2,512,000	7,709,694
Asia - Potash International Investment Guangzhou Co. Ltd.(a)	1,055,300	4,055,985
Asia Cement China Holdings Corp.	5,905,500	2,306,582
Asymchem Laboratories Tianjin Co. Ltd., Class A	243,440	4,445,764
Autobio Diagnostics Co. Ltd., Class A	423,200	2,666,207
Autohome Inc., ADR	655,707	18,949,932
Avary Holding Shenzhen Co. Ltd., Class A	932,000	2,734,601
AVIC Industry-Finance Holdings Co. Ltd., Class A	6,831,091	3,464,418
AviChina Industry & Technology Co. Ltd., Class H	23,994,000	10,752,648
Baidu Inc.(a)	20,504,112	366,187,792
Bank of Beijing Co. Ltd., Class A	16,736,006	10,277,168
Bank of Chengdu Co. Ltd., Class A	3,187,808	6,001,712
Bank of China Ltd., Class A	17,166,400	8,842,961
Bank of China Ltd., Class H	723,799,000	245,307,810
Bank of Communications Co. Ltd., Class A	21,741,580	16,588,210

Security	Shares	Value

China (continued)
Bank of Communications Co. Ltd., Class H	78,999,000	$45,215,108
Bank of Hangzhou Co. Ltd., Class A	4,201,597	6,472,755
Bank of Jiangsu Co. Ltd., Class A	7,552,208	7,404,211
Bank of Nanjing Co. Ltd., Class A	6,770,981	7,369,384
Bank of Ningbo Co. Ltd., Class A	3,564,693	12,814,708
Bank of Shanghai Co. Ltd., Class A	13,499,965	11,036,889
Baoshan Iron & Steel Co. Ltd., Class A	10,934,130	9,104,100
BeiGene Ltd.(a)	6,282,064	100,776,200
Beijing Capital International Airport Co. Ltd., Class H(a)	17,828,000	9,335,172
Beijing Dabeinong Technology Group Co. Ltd., Class A	4,283,500	3,818,726
Beijing Easpring Material Technology Co. Ltd., Class A	528,600	3,219,093
Beijing Enlight Media Co. Ltd., Class A	2,614,794	3,356,110
Beijing Enterprises Holdings Ltd.	4,075,000	15,266,955
Beijing Enterprises Water Group Ltd.	38,880,000	8,957,528
Beijing Kingsoft Office Software Inc., Class A	254,651	13,805,586
Beijing New Building Materials PLC, Class A	1,475,419	6,063,368
Beijing Shiji Information Technology Co. Ltd., Class A(a)	1,634,714	3,046,337
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	3,716,000	6,735,254
Beijing Tongrentang Co. Ltd., Class A	1,152,300	8,903,527
Beijing United Information Technology Co. Ltd., Class A	675,650	3,352,689
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	516,458	3,551,275
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	16,605,601	11,649,786
Bethel Automotive Safety Systems Co. Ltd.	447,700	4,627,413
Betta Pharmaceuticals Co. Ltd., Class A	320,594	2,177,605
BGI Genomics Co. Ltd., Class A	366,700	2,704,296
Bilibili Inc.(a)(c)	1,785,337	26,976,887
Bloomage Biotechnology Corp. Ltd.	273,586	3,485,590
BOC Aviation Ltd.(b)	1,853,100	13,898,961
BOE Technology Group Co. Ltd., Class A	15,541,100	8,558,706
BOE Varitronix Ltd.(c)	3,838,000	3,722,699
Bosideng International Holdings Ltd.	33,920,000	13,310,662
Brii Biosciences Ltd.(a)(c)	5,910,000	2,146,487
BYD Co. Ltd., Class A	990,386	33,968,314
BYD Co. Ltd., Class H	9,444,500	296,657,974
BYD Electronic International Co. Ltd.	7,182,000	33,263,452
By-health Co. Ltd., Class A	1,599,200	4,245,836
C&D International Investment Group Ltd.	6,446,000	16,381,151
Caitong Securities Co. Ltd., Class A	7,601,550	8,367,782
Cambricon Technologies Corp. Ltd.(a)	267,758	5,858,521
Canaan Inc., ADR(a)(c)	1,782,304	3,582,431
Canggang Railway Ltd., NVS	12,000	15,546
Canvest Environmental Protection Group Co. Ltd.(c)	11,726,000	6,279,903
CGN New Energy Holdings Co. Ltd.(c)	15,704,000	4,225,087
CGN Power Co. Ltd., Class H(b)	95,243,000	23,799,279
Changchun High & New Technology Industry Group Inc., Class A	270,942	5,127,535
Changjiang Securities Co. Ltd., Class A	8,312,028	6,829,143
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	249,769	5,072,701
Chaozhou Three-Circle Group Co. Ltd., Class A	1,730,753	7,630,197
Chengxin Lithium Group Co. Ltd., Class A	884,300	2,776,578
China Aircraft Leasing Group Holdings Ltd.(c)	5,470,000	2,866,705

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Animal Healthcare Ltd.(d)	1,237,000	$2
China Aoyuan Group Ltd.(a)(c)(d)	10,538,000	622,026
China Baoan Group Co. Ltd., Class A	2,820,600	4,129,217
China BlueChemical Ltd., Class H	16,796,000	4,173,821
China Cinda Asset Management Co. Ltd., Class H	70,986,000	6,961,205
China CITIC Bank Corp. Ltd., Class H	80,381,000	35,775,052
China Coal Energy Co. Ltd., Class H	19,110,000	13,036,415
China Communications Services Corp. Ltd., Class H	22,278,000	10,029,791
China Conch Environment Protection Holdings Ltd.(a)(c)	17,254,000	4,358,718
China Conch Venture Holdings Ltd.	12,384,000	12,167,735
China Construction Bank Corp., Class A	4,023,622	3,318,782
China Construction Bank Corp., Class H	871,829,000	466,472,844
China CSSC Holdings Ltd., Class A	2,734,701	10,667,215
China Datang Corp. Renewable Power Co. Ltd., Class H	24,628,000	6,124,822
China East Education Holdings Ltd.(b)(c)	5,984,500	2,565,514
China Eastern Airlines Corp. Ltd., Class A(a)	11,660,375	6,960,895
China Education Group Holdings Ltd.(c)	9,854,000	8,373,595
China Energy Engineering Corp. Ltd.	33,041,744	10,396,950
China Everbright Bank Co. Ltd., Class A	22,786,282	9,424,566
China Everbright Bank Co. Ltd., Class H	25,083,000	7,224,436
China Everbright Environment Group Ltd.	32,938,148	11,998,128
China Everbright Greentech Ltd.(b)	13,033,000	1,427,721
China Everbright Ltd.	9,594,000	5,596,310
China Feihe Ltd.(b)	30,915,000	18,586,714
China Fiber Optic Network System Group Ltd.(d)	10,394,800	13
China Foods Ltd.	11,662,000	4,322,004
China Galaxy Securities Co. Ltd., Class A	2,053,100	3,257,435
China Galaxy Securities Co. Ltd., Class H	37,896,000	20,386,684
China Gas Holdings Ltd.	25,300,000	25,823,018
China Greatwall Technology Group Co. Ltd., Class A	2,879,400	4,305,411
China High Speed Transmission Equipment Group Co. Ltd.(a)(c)	5,892,000	1,913,878
China Hongqiao Group Ltd.(c)	20,679,500	20,584,891
China Huiyuan Juice Group Ltd.(d)	10,877,000	14
China International Capital Corp. Ltd., Class A	1,463,300	7,844,963
China International Capital Corp. Ltd., Class H(b)	13,469,600	25,870,139
China Jinmao Holdings Group Ltd.(c)	53,642,000	7,595,196
China Jushi Co. Ltd., Class A	3,295,262	6,322,430
China Lesso Group Holdings Ltd.	11,146,000	6,129,867
China Life Insurance Co. Ltd., Class A	1,657,621	8,128,481
China Life Insurance Co. Ltd., Class H	67,030,000	101,593,389
China Lilang Ltd.(c)	6,026,000	2,965,994
China Literature Ltd.(a)(b)	3,653,200	14,670,996
China Longyuan Power Group Corp. Ltd., Class H	29,471,000	23,329,089
China Maple Leaf Educational Systems Ltd.(a)(d)	19,720,000	521,493
China Medical System Holdings Ltd.	12,720,000	18,320,115
China Meheco Co. Ltd., Class A	1,085,100	1,868,420
China Meidong Auto Holdings Ltd.(c)	5,892,000	4,437,551
China Mengniu Dairy Co. Ltd.	28,720,000	96,570,041
China Merchants Bank Co. Ltd., Class A	10,943,282	47,534,767
China Merchants Bank Co. Ltd., Class H	35,257,964	139,615,131
China Merchants Energy Shipping Co. Ltd., Class A	5,676,400	4,582,580

Security	Shares	Value

China (continued)
China Merchants Port Holdings Co. Ltd.	12,736,270	$15,236,258
China Merchants Securities Co. Ltd., Class A	3,526,181	6,892,182
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	4,131,866	7,767,565
China Metal Recycling Holdings Ltd.(d)	62,400	—
China Minmetals Rare Earth Co. Ltd., Class A	986,300	3,871,666
China Minsheng Banking Corp. Ltd., Class A	20,264,417	10,520,517
China Minsheng Banking Corp. Ltd., Class H	54,850,220	17,617,018
China Modern Dairy Holdings Ltd.(c)	34,063,000	3,210,679
China National Building Material Co. Ltd., Class H	34,280,850	17,423,782
China National Chemical Engineering Co. Ltd., Class A	4,712,122	5,039,765
China National Nuclear Power Co. Ltd., Class A	9,063,809	8,970,105
China National Software & Service Co. Ltd., Class A	701,580	4,160,243
China New Higher Education Group Ltd.(b)	10,035,000	3,181,978
China Nonferrous Mining Corp Ltd.	19,844,000	10,735,193
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	2,499,200	7,578,496
China Oilfield Services Ltd., Class H	15,704,000	17,785,304
China Oriental Group Co. Ltd.	15,542,000	2,374,855
China Overseas Grand Oceans Group Ltd.(c)	17,494,500	6,854,109
China Overseas Land & Investment Ltd.	34,188,500	72,072,341
China Overseas Property Holdings Ltd.	12,915,000	15,420,220
China Pacific Insurance Group Co. Ltd., Class A	3,681,242	14,038,138
China Pacific Insurance Group Co. Ltd., Class H	24,205,200	55,358,492
China Petroleum & Chemical Corp., Class A	16,372,200	13,653,040
China Petroleum & Chemical Corp., Class H	226,312,200	132,326,098
China Power International Development Ltd.	45,925,000	16,367,602
China Railway Group Ltd., Class A	11,693,266	10,779,883
China Railway Group Ltd., Class H	36,685,000	19,407,482
China Renaissance Holdings Ltd.(b)(c)(d)	2,502,500	1,848,838
China Resources Beer Holdings Co. Ltd.	14,700,000	86,308,769
China Resources Cement Holdings Ltd.	21,736,000	7,199,713
China Resources Gas Group Ltd.	8,518,000	23,913,172
China Resources Land Ltd.	29,133,777	123,139,688
China Resources Medical Holdings Co. Ltd.(c)	11,032,000	8,189,302
China Resources Microelectronics Ltd.	944,212	7,594,390
China Resources Mixc Lifestyle Services Ltd.(b)	6,275,000	27,115,142
China Resources Pharmaceutical Group Ltd.(b)	15,189,500	10,139,664
China Resources Power Holdings Co. Ltd.	17,600,000	34,457,924
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	793,327	5,186,633
China Ruyi Holdings Ltd.(a)(c)	53,039,200	14,064,730
China Shenhua Energy Co. Ltd., Class A	3,323,029	12,864,831
China Shenhua Energy Co. Ltd., Class H	30,848,000	89,783,562
China Shineway Pharmaceutical Group Ltd.	4,639,000	4,581,250
China South City Holdings Ltd.(a)(c)	50,450,000	2,985,391
China Southern Airlines Co. Ltd., Class A(a)	6,644,684	5,779,955
China Southern Airlines Co. Ltd., Class H(a)(c)	14,410,000	7,654,834
China State Construction Engineering Corp. Ltd., Class A	21,258,019	16,441,301
China State Construction International Holdings Ltd.	19,204,000	21,359,530
China Taiping Insurance Holdings Co. Ltd.	12,969,108	13,645,061
China Three Gorges Renewables Group Co. Ltd., Class A	13,622,370	9,211,398
China Tobacco International HK Co. Ltd.(c)	4,290,000	6,193,015

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Tourism Group Duty Free Corp. Ltd.(b)	722,500	$9,702,504
China Tourism Group Duty Free Corp. Ltd., Class A	983,579	14,745,970
China Tower Corp. Ltd., Class H(b)	383,100,000	37,065,689
China Traditional Chinese Medicine Holdings Co. Ltd.	25,814,000	10,090,763
China Travel International Investment Hong Kong Ltd.(a)(c)	34,904,000	6,625,749
China United Network Communications Ltd., Class A	16,231,525	11,639,049
China Vanke Co. Ltd., Class A	4,565,368	8,561,202
China Vanke Co. Ltd., Class H	18,731,387	21,850,523
China Water Affairs Group Ltd.	9,084,000	6,964,734
China XLX Fertiliser Ltd.	5,160,000	2,541,360
China Yangtze Power Co. Ltd., Class A	12,488,625	37,876,885
China Youzan Ltd.(a)(c)	147,556,000	2,521,868
China Zhenhua Group Science & Technology Co. Ltd., Class A	389,500	4,905,278
China Zheshang Bank Co. Ltd., Class A	24,132,196	8,529,394
China Zhongwang Holdings Ltd., NVS	7,952,400	10
Chinasoft International Ltd.	24,542,000	16,266,226
Chindata Group Holdings Ltd., ADR(a)(c)	1,379,231	11,544,163
Chongqing Brewery Co. Ltd., Class A	349,900	4,393,784
Chongqing Changan Automobile Co. Ltd., Class A	4,687,364	8,088,028
Chongqing Zhifei Biological Products Co. Ltd., Class A	1,149,563	6,972,018
Chow Tai Fook Jewellery Group Ltd.	19,603,200	29,725,564
CIFI Ever Sunshine Services Group Ltd.(c)(d)	7,140,000	1,947,707
CIFI Holdings Group Co. Ltd.(a)(c)(d)	38,960,600	2,648,279
CIMC Enric Holdings Ltd.	8,186,000	7,785,820
CITIC Ltd.	52,636,000	52,235,959
CITIC Securities Co. Ltd., Class A	5,877,049	17,959,450
CITIC Securities Co. Ltd., Class H	17,836,400	34,827,760
CMGE Technology Group Ltd.(a)(c)	21,588,000	3,960,054
CMOC Group Ltd., Class A	10,164,433	7,993,874
CMOC Group Ltd., Class H	34,434,000	20,542,117
CNGR Advanced Material Co. Ltd.	452,000	3,406,859
COFCO Joycome Foods Ltd.(a)(c)	28,256,000	6,547,230
Concord New Energy Group Ltd.	81,410,000	6,643,619
Contemporary Amperex Technology Co. Ltd., Class A	2,410,751	78,308,543
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	3,585,200	6,527,368
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	8,506,000	8,886,132
COSCO Shipping Holdings Co. Ltd., Class A	5,093,046	6,860,562
COSCO Shipping Holdings Co. Ltd., Class H	29,807,100	30,566,714
COSCO SHIPPING International Hong Kong Co. Ltd.	12,824,000	5,412,592
COSCO SHIPPING Ports Ltd.(c)	17,434,000	10,733,892
Country Garden Holdings Co. Ltd.(a)(c)	105,180,733	11,921,909
Country Garden Services Holdings Co. Ltd.(c)	19,761,000	22,959,181
CRRC Corp. Ltd., Class A	11,309,000	9,227,673
CRRC Corp. Ltd., Class H	41,678,000	20,521,045
CSC Financial Co. Ltd., Class A	2,026,194	7,183,601
CSPC Pharmaceutical Group Ltd.	80,469,760	60,481,695
CStone Pharmaceuticals(a)(b)(c)	7,991,500	2,278,324
Dada Nexus Ltd., ADR(a)(c)	764,746	4,129,628
Dajin Heavy Industry Co. Ltd.	617,600	2,093,306
Daqin Railway Co. Ltd., Class A	8,498,319	8,323,473
Daqo New Energy Corp., ADR(a)(c)	532,481	19,685,823

Security	Shares	Value

China (continued)
DaShenLin Pharmaceutical Group Co. Ltd., Class A	1,114,733	$4,081,668
DHC Software Co. Ltd., Class A	5,066,998	4,676,227
Digital China Holdings Ltd.	10,263,000	3,322,280
Do-Fluoride New Materials Co. Ltd., Class A	1,238,760	2,785,420
Dongfang Electric Corp. Ltd., Class A	2,144,224	4,941,383
Dongfeng Motor Group Co. Ltd., Class H	23,378,000	8,575,518
Dongxing Securities Co. Ltd., Class A	4,795,767	5,464,947
Dongyue Group Ltd.	13,503,000	11,586,863
DouYu International Holdings Ltd., ADR(a)	1,382,627	1,410,280
East Money Information Co. Ltd., Class A	8,490,188	18,535,910
Eastroc Beverage Group Co. Ltd.	189,800	5,119,474
Ecovacs Robotics Co. Ltd., Class A	458,400	3,342,518
ENN Energy Holdings Ltd.	7,196,500	56,460,955
ENN Natural Gas Co. Ltd., Class A	2,053,128	4,918,107
Eve Energy Co. Ltd., Class A	1,168,577	7,930,247
Everbright Securities Co. Ltd., Class A	2,799,186	6,602,126
Everest Medicines Ltd.(a)(b)(c)	2,360,000	5,441,412
Excellence Commercial Property & Facilities Management Group Ltd.(c)	5,219,000	1,484,284
Fangda Carbon New Material Co. Ltd., Class A(a)	5,061,784	4,054,916
Far East Horizon Ltd.	11,530,000	7,876,948
FinVolution Group, ADR	1,247,831	6,264,112
Fire Rock Holdings Ltd.(a)(c)(d)	19,668,000	797,845
First Capital Securities Co. Ltd., Class A	9,184,900	7,591,588
Flat Glass Group Co. Ltd., Class A	1,117,300	4,739,017
Flat Glass Group Co. Ltd., Class H	3,799,000	9,434,532
Focus Media Information Technology Co. Ltd., Class A	8,336,899	8,805,902
Foshan Haitian Flavouring & Food Co. Ltd., Class A	2,083,774	11,217,344
Fosun International Ltd.	22,735,000	14,211,260
Foxconn Industrial Internet Co. Ltd., Class A	5,339,525	16,051,170
Fu Shou Yuan International Group Ltd.	11,442,000	8,510,582
Fufeng Group Ltd.(c)	17,078,400	9,071,843
Fuyao Glass Industry Group Co. Ltd., Class A	1,029,300	5,377,550
Fuyao Glass Industry Group Co. Ltd., Class H(b)	5,539,600	25,065,875
Ganfeng Lithium Co. Ltd., Class H(b)(c)	3,515,600	16,792,662
Ganfeng Lithium Group Co. Ltd., Class A	826,757	5,388,745
GCL-Poly Energy Holdings Ltd.	181,827,000	31,493,479
GD Power Development Co. Ltd., Class A	16,610,100	8,012,556
GDS Holdings Ltd., Class A(a)	8,129,776	12,070,454
Geely Automobile Holdings Ltd.	54,744,000	67,957,887
Gemdale Corp., Class A	3,267,896	3,238,440
Gemdale Properties & Investment Corp. Ltd.	71,328,000	3,090,260
Genertec Universal Medical Group Co. Ltd.(b)	13,285,000	6,906,877
Genscript Biotech Corp.(a)	10,820,000	25,255,439
GF Securities Co. Ltd., Class A	2,028,730	4,197,156
GF Securities Co. Ltd., Class H	11,151,200	15,911,290
GigaDevice Semiconductor Inc., Class A	464,435	5,992,478
Ginlong Technologies Co. Ltd., Class A	273,550	2,820,636
GoerTek Inc., Class A	2,065,762	4,342,274
Goldwind Science & Technology Co Ltd., Class A	3,419,437	4,461,163
Gongniu Group Co. Ltd.	360,500	5,250,733
Gotion High-tech Co. Ltd., Class A(a)	1,674,300	5,569,508
Grand Pharmaceutical Group Ltd., Class A	16,163,000	8,369,457
Great Wall Motor Co. Ltd., Class A	1,075,600	3,863,843
Great Wall Motor Co. Ltd., Class H	22,445,000	26,592,847

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Gree Electric Appliances Inc. of Zhuhai, Class A	1,850,400	$9,100,991
Greentown China Holdings Ltd.	8,024,500	9,529,728
Greentown Management Holdings Co. Ltd.(b)	8,716,000	6,786,474
Greentown Service Group Co. Ltd.	13,380,000	6,238,327
Guangdong Haid Group Co. Ltd., Class A	1,088,220	7,210,143
Guangdong Investment Ltd.	26,890,000	20,990,977
Guanghui Energy Co. Ltd., Class A	4,915,780	4,445,041
Guangzhou Automobile Group Co. Ltd., Class A	2,203,399	3,054,091
Guangzhou Automobile Group Co. Ltd., Class H	26,031,200	13,707,670
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,638,288	6,962,781
Guangzhou Great Power Energy & Technology Co. Ltd.(a)	436,800	2,148,853
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	375,200	3,083,122
Guangzhou R&F Properties Co. Ltd., Class H(a)(c)	15,146,400	2,313,095
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	444,183	3,250,929
Guangzhou Tinci Materials Technology Co. Ltd., Class A	1,398,196	6,302,859
Guolian Securities Co. Ltd., Class A(a)	3,634,400	5,425,354
Guosen Securities Co. Ltd., Class A	6,759,967	8,622,883
Guotai Junan Securities Co. Ltd., Class A	2,803,891	5,614,602
Guoyuan Securities Co. Ltd., Class A	4,587,071	4,378,430
Gushengtang Holdings Ltd.(a)	1,565,800	8,333,351
H World Group Ltd., ADR(a)	1,873,336	75,457,974
Haichang Ocean Park Holdings Ltd.(a)(b)(c)	31,312,000	4,070,426
Haidilao International Holding Ltd.(b)	15,272,000	41,537,009
Haier Smart Home Co. Ltd., Class A	3,266,437	10,549,470
Haier Smart Home Co. Ltd., Class H	22,257,000	68,936,119
Hainan Airlines Holding Co. Ltd., Class A	27,489,341	5,892,475
Hainan Meilan International Airport Co. Ltd., Class H(a)(c)	2,024,000	1,941,024
Haitian International Holdings Ltd.	5,962,000	12,802,410
Haitong Securities Co. Ltd., Class A	4,740,031	6,407,328
Haitong Securities Co. Ltd., Class H	22,807,600	14,151,673
Hanergy Thin Film Power Group Ltd.(d)	8,046	—
Hangzhou Binjiang Real Estate Group Co. Ltd.	2,676,294	3,862,831
Hangzhou Chang Chuan Technology Co. Ltd.	515,326	2,644,943
Hangzhou First Applied Material Co. Ltd., Class A	1,197,308	5,128,291
Hangzhou Lion Electronics Co. Ltd.	470,300	2,131,355
Hangzhou Oxygen Plant Group Co. Ltd., Class A	819,100	3,445,158
Hangzhou Robam Appliances Co. Ltd., Class A	980,509	3,703,935
Hangzhou Silan Microelectronics Co. Ltd., Class A	1,103,800	3,840,789
Hangzhou Steam Turbine Power Group Co. Ltd., Class B	6,744,734	7,167,374
Hangzhou Tigermed Consulting Co. Ltd., Class A	268,174	2,448,476
Hansoh Pharmaceutical Group Co. Ltd.(b)	10,028,000	13,029,420
Harbin Electric Co. Ltd., Class H	8,374,000	2,558,623
Helens International Holdings Co. Ltd. (a)(c)	4,650,500	4,679,627
Hello Group Inc., ADR	1,393,357	12,024,671
Henan Shenhuo Coal & Power Co. Ltd.	2,295,700	5,005,032
Henan Shuanghui Investment & Development Co. Ltd., Class A	2,905,032	10,721,591
Hengan International Group Co. Ltd.	5,666,000	21,017,217

Security	Shares	Value

China (continued)
Hengdian Group DMEGC Magnetics Co. Ltd.	1,655,655	$3,730,295
Hengli Petrochemical Co. Ltd., Class A(a)	3,877,430	7,653,148
Hengtong Optic-Electric Co. Ltd., Class A	1,991,600	3,868,388
Hengyi Petrochemical Co. Ltd., Class A(a)	3,637,961	3,834,956
Hithink RoyalFlush Information Network Co. Ltd., Class A	334,102	7,688,657
Hongfa Technology Co. Ltd., Class A	822,568	3,971,554
Hope Education Group Co. Ltd.(a)(b)	55,052,000	3,574,788
Hopson Development Holdings Ltd.(a)(c)	9,829,883	6,023,678
Hoshine Silicon Industry Co. Ltd., Class A	469,823	3,990,088
Hoyuan Green Energy Co. Ltd., Class A	428,105	2,449,780
Hua Han Health Industry Holdings Ltd.(d)	19,424,288	25
Hua Hong Semiconductor Ltd.(a)(b)	5,203,000	13,562,855
Hua Medicine(a)(b)	722,500	154,979
Huabao International Holdings Ltd.(c)	9,061,000	3,264,587
Huadian Power International Corp. Ltd., Class A	6,457,000	4,514,139
Huadong Medicine Co. Ltd., Class A	1,221,051	6,370,390
Huafon Chemical Co. Ltd., Class A	6,016,855	5,782,705
Hualan Biological Engineering Inc., Class A	1,514,920	4,419,563
Huaneng Power International Inc., Class A(a)	5,454,026	6,107,784
Huaneng Power International Inc., Class H(a)	37,580,000	18,770,315
Huatai Securities Co. Ltd., Class A	3,268,151	7,143,211
Huatai Securities Co. Ltd., Class H(b)	13,597,000	17,890,832
Huaxia Bank Co. Ltd., Class A	11,082,630	8,436,593
Huayu Automotive Systems Co. Ltd., Class A	2,780,660	7,179,158
Hubei Xingfa Chemicals Group Co. Ltd., Class A	1,047,700	2,922,926
Huizhou Desay Sv Automotive Co. Ltd., Class A	359,700	7,189,969
Humanwell Healthcare Group Co. Ltd., Class A	1,529,000	4,912,135
Hunan Valin Steel Co. Ltd., Class A	7,092,400	5,769,309
Hundsun Technologies Inc., Class A	1,338,149	6,620,456
HUTCHMED China Ltd.(a)	4,298,080	13,188,465
HUYA Inc., ADR(a)(c)	773,706	2,073,532
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	3,309,200	16,748,627
iDreamSky Technology Holdings Ltd.(a)(b)(c)	7,929,200	3,328,204
Iflytek Co. Ltd., Class A	1,263,496	9,507,854
I-Mab, ADR(a)	103,257	196,188
Imeik Technology Development Co. Ltd., Class A	134,780	8,124,874
Industrial & Commercial Bank of China Ltd., Class A	33,843,780	21,483,235
Industrial & Commercial Bank of China Ltd., Class H	592,519,000	271,656,477
Industrial Bank Co. Ltd., Class A	10,303,090	22,394,878
Industrial Securities Co. Ltd., Class A	7,702,051	6,790,912
INESA Intelligent Tech Inc., Class B	2,580,865	1,621,034
Ingenic Semiconductor Co. Ltd., Class A	323,303	3,277,395
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	40,128,500	9,873,271
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	12,899,300	7,409,694
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	2,719,362	9,723,187
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	9,693,095	12,913,849
Innovent Biologics Inc.(a)(b)	10,423,500	46,615,362
Inspur Electronic Information Industry Co. Ltd., Class A	1,002,472	5,390,027
International Alliance Financial Leasing Co. Ltd. (a)(b)(c)	8,460,000	1,402,386
iQIYI Inc., ADR(a)	4,008,764	20,204,171

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
JA Solar Technology Co. Ltd., Class A	1,860,880	$7,113,981
Jason Furniture Hangzhou Co. Ltd., Class A	853,657	4,886,119
JCET Group Co. Ltd., Class A	1,288,000	5,765,781
JD Health International Inc.(a)(b)	10,127,950	54,606,471
JD Logistics Inc.(a)(b)(c)	16,862,000	22,476,565
JD.com Inc., Class A	21,283,354	353,476,123
Jiangsu Eastern Shenghong Co. Ltd., Class A	3,972,700	6,272,178
Jiangsu Expressway Co. Ltd., Class H	10,744,000	9,702,540
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	119,988	2,284,156
Jiangsu Hengli Hydraulic Co. Ltd., Class A	975,696	8,337,267
Jiangsu Hengrui Medicine Co. Ltd., Class A	3,197,055	18,380,067
Jiangsu King’s Luck Brewery JSC Ltd., Class A	965,056	7,941,406
Jiangsu Pacific Quartz Co. Ltd., NVS	284,082	3,725,232
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	741,051	13,652,614
Jiangsu Yangnong Chemical Co. Ltd., Class A	394,360	3,461,877
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	1,087,400	5,056,256
Jiangsu Zhongtian Technology Co. Ltd., Class A	2,058,600	4,121,601
Jiangxi Copper Co. Ltd., Class H	12,630,000	19,671,255
Jiangxi Special Electric Motor Co. Ltd., NVS(a)	1,211,600	1,510,173
Jinchuan Group International Resources Co. Ltd.(c)	36,943,000	1,857,850
Jinke Smart Services Group Co. Ltd.(a)(c)	1,417,500	1,861,734
Jinko Solar Co. Ltd.	3,546,743	5,256,096
JinkoSolar Holding Co. Ltd., ADR(a)(c)	377,526	12,658,447
Jinxin Fertility Group Ltd.(a)(b)	15,328,000	7,665,648
JiuGui Liquor Co. Ltd., Class A	254,000	3,125,790
Jiumaojiu International Holdings Ltd.(b)(c)	7,909,000	12,685,162
JNBY Design Ltd.	2,807,500	2,891,766
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A(a)	942,942	4,375,373
Joy Spreader Group Inc.(a)	2,341,000	132,814
JOYY Inc., ADR	425,299	14,596,262
Juewei Food Co. Ltd., Class A	509,100	2,495,636
Kangji Medical Holdings Ltd.	4,895,000	4,315,338
Kanzhun Ltd., ADR(a)	1,943,579	28,764,969
KE Holdings Inc., ADR(a)	6,014,876	103,455,867
Keda Industrial Group Co. Ltd.	2,031,000	2,808,522
Keymed Biosciences Inc.(a)(b)	1,718,500	11,666,215
Kingboard Holdings Ltd.	6,294,200	14,283,092
Kingboard Laminates Holdings Ltd.	9,061,500	7,530,838
Kingdee International Software Group Co. Ltd.(a)	24,987,000	38,607,751
Kingsoft Cloud Holdings Ltd., ADR(a)(c)	1,038,523	5,909,196
Kingsoft Corp. Ltd.	8,789,000	35,032,410
Kintor Pharmaceutical Ltd. (a)(b)	439,500	194,324
Konka Group Co. Ltd., Class B(a)	10,789,418	1,952,449
Koolearn Technology Holding Ltd.(a)(b)(c)	3,829,000	19,396,872
Kuaishou Technology(a)(b)	21,083,800	172,590,312
Kuang-Chi Technologies Co. Ltd., Class A	1,559,850	3,196,155
Kunlun Energy Co. Ltd.	36,102,000	26,429,711
Kunlun Tech Co. Ltd., Class A(a)	844,600	4,188,402
Kweichow Moutai Co. Ltd., Class A	676,920	172,075,867
KWG Group Holdings Ltd.(a)(c)	12,617,500	1,461,735
LB Group Co. Ltd., Class A	2,248,207	5,599,554
Lee & Man Paper Manufacturing Ltd.	14,812,000	4,357,641
Legend Biotech Corp., ADR(a)(c)	554,585	38,466,016
Lenovo Group Ltd.	66,384,000	75,035,552

Security	Shares	Value

China (continued)
Lens Technology Co. Ltd., Class A	3,637,415	$6,143,055
Lepu Medical Technology Beijing Co. Ltd., Class A	1,775,182	3,949,538
LexinFintech Holdings Ltd., ADR(a)	1,235,409	3,199,709
Li Auto Inc.(a)	10,329,204	215,052,330
Li Ning Co. Ltd.	21,466,000	101,454,863
Lifetech Scientific Corp. (a)(c)	35,764,000	11,119,695
Lingyi iTech Guangdong Co., Class A	7,513,133	6,199,183
LK Technology Holdings Ltd.(c)	5,555,000	5,327,627
Longfor Group Holdings Ltd.(b)	17,077,000	36,042,719
LONGi Green Energy Technology Co. Ltd., Class A	3,636,649	13,291,420
Lonking Holdings Ltd.	23,779,000	4,240,332
Lufax Holding Ltd., ADR	5,932,773	7,178,655
Luxshare Precision Industry Co. Ltd., Class A	3,790,789	17,173,927
Luye Pharma Group Ltd. (a)(b)(c)	20,333,500	7,466,798
Luzhou Laojiao Co. Ltd., Class A	815,608	26,047,064
Mango Excellent Media Co. Ltd., Class A	1,215,932	4,938,526
Maoyan Entertainment(a)(b)(c)	6,102,800	8,364,061
Maxscend Microelectronics Co. Ltd., Class A	366,612	6,244,811
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	5,117,552	4,781,708
Meitu Inc.(b)(c)	25,497,000	9,795,265
Meituan, Class B(a)(b)	46,152,660	763,787,308
Metallurgical Corp. of China Ltd., Class A	13,640,600	6,821,704
MH Development Ltd.(d)	3,308,000	53,266
Microport Scientific Corp.(a)(c)	6,767,700	11,589,038
Midea Real Estate Holding Ltd.(b)(c)	3,598,600	3,377,154
Ming Yang Smart Energy Group Ltd., Class A	1,435,500	2,943,545
Ming Yuan Cloud Group Holdings Ltd.(a)(c)	7,982,000	4,017,894
MINISO Group Holding Ltd.(a)	904,320	23,421,888
Minth Group Ltd.	6,944,000	20,613,614
MMG Ltd.(a)(c)	27,971,999	9,281,927
Mobvista Inc.(a)(b)	7,219,000	3,296,666
Montage Technology Co. Ltd., Class A	687,000	4,837,226
Muyuan Foods Co. Ltd., Class A	2,755,083	15,351,768
NARI Technology Co. Ltd., Class A	3,745,436	12,246,204
National Silicon Industry Group Co. Ltd., Class A(a)	2,107,600	5,891,825
NAURA Technology Group Co. Ltd., Class A	289,275	10,782,973
NavInfo Co. Ltd., Class A(a)	3,099,750	4,389,442
NetDragon Websoft Holdings Ltd.	3,034,000	5,880,459
NetEase Inc.	17,714,135	366,991,826
New China Life Insurance Co. Ltd., Class A	1,124,101	6,262,234
New China Life Insurance Co. Ltd., Class H	7,989,500	19,987,386
New Hope Liuhe Co. Ltd., Class A(a)	4,114,944	6,595,341
New Horizon Health Ltd.(a)(b)(c)	2,595,000	5,743,532
New Oriental Education & Technology Group Inc.(a)	13,990,390	75,901,450
Nexteer Automotive Group Ltd.	8,775,000	5,647,123
Nine Dragons Paper Holdings Ltd.(c)	15,302,000	8,491,203
Ninestar Corp., Class A	974,734	3,747,141
Ningbo Deye Technology Co. Ltd., NVS	261,160	3,308,575
Ningbo Orient Wires & Cables Co. Ltd.	565,300	2,872,866
Ningbo Ronbay New Energy Technology Co. Ltd.	339,717	2,378,821
Ningbo Shanshan Co. Ltd.	1,971,700	3,687,183
Ningbo Tuopu Group Co. Ltd., Class A	815,300	8,738,639
Ningxia Baofeng Energy Group Co. Ltd., Class A	5,198,100	9,798,423
NIO Inc., ADR(a)(c)	12,631,065	129,721,038

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Noah Holdings Ltd., ADR(c)	334,491	$4,652,770
Nongfu Spring Co. Ltd., Class H(b)	16,146,600	90,685,848
North Industries Group Red Arrow Co. Ltd., Class A	1,140,800	2,391,240
Offshore Oil Engineering Co. Ltd., Class A	2,796,700	2,240,859
Oppein Home Group Inc., Class A	402,980	5,423,678
Orient Overseas International Ltd.(c)	1,256,500	16,851,283
Orient Securities Co. Ltd., Class A	6,037,067	8,277,736
Ovctek China Inc., Class A	614,765	2,227,425
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	5,819,300	2,999,198
Peijia Medical Ltd.(a)(b)(c)	5,373,000	4,977,279
People’s Insurance Co. Group of China Ltd. (The), Class H	88,483,000	30,118,125
Perfect World Co. Ltd., Class A	1,463,586	2,777,535
PetroChina Co. Ltd., Class A	9,933,637	10,588,294
PetroChina Co. Ltd., Class H	193,850,000	139,836,758
Pharmaron Beijing Co. Ltd., Class A	867,025	3,544,218
PICC Property & Casualty Co. Ltd., Class H	62,571,040	71,954,091
Pinduoduo Inc., ADR(a)(c)	5,436,834	538,083,461
Ping An Bank Co. Ltd., Class A	9,206,636	14,079,990
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	4,702,900	11,738,900
Ping An Insurance Group Co. of China Ltd., Class A	6,475,454	43,476,344
Ping An Insurance Group Co. of China Ltd., Class H	60,978,500	365,087,117
Poly Developments and Holdings Group Co. Ltd., Class A	5,830,811	11,227,935
Poly Property Group Co. Ltd.(c)	21,694,000	5,037,503
Pop Mart International Group Ltd.(b)	4,855,800	15,793,915
Postal Savings Bank of China Co. Ltd., Class A	14,086,900	9,410,701
Postal Savings Bank of China Co. Ltd., Class H(b)	71,643,000	35,336,493
Power Construction Corp. of China Ltd., Class A	9,436,244	6,678,101
Powerlong Real Estate Holdings Ltd.(a)(c)	10,815,000	1,156,508
Pylon Technologies Co. Ltd., NVS	131,837	2,504,972
Q Technology Group Co. Ltd.(a)(c)	5,352,000	1,988,513
Qifu Technology Inc.	1,066,527	18,130,959
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	2,840,350	6,981,213
Redco Properties Group Ltd.(a)(b)(c)(d)	11,872,000	1,445,906
RLX Technology Inc., ADR(a)(c)	5,145,032	7,871,899
Rongsheng Petrochemical Co. Ltd., Class A	5,248,371	8,691,777
SAIC Motor Corp. Ltd., Class A	1,936,590	3,825,555
Sailun Group Co. Ltd., Class A	3,573,200	6,058,726
Sanan Optoelectronics Co. Ltd., Class A	2,932,300	6,323,672
Sangfor Technologies Inc., Class A(a)	287,800	4,318,441
Sany Heavy Equipment International Holdings Co. Ltd.	11,519,000	17,948,727
Sany Heavy Industry Co. Ltd., Class A	4,066,356	8,663,765
Satellite Chemical Co. Ltd., Class A	3,005,507	6,314,104
SDIC Capital Co. Ltd., Class A	6,160,200	6,205,064
SDIC Power Holdings Co. Ltd., Class A	4,454,200	7,779,006
Seazen Group Ltd.(a)	21,132,000	4,121,658
Seazen Holdings Co. Ltd., Class A(a)	1,395,026	2,790,594
SF Holding Co. Ltd., Class A	2,526,492	15,088,634
SG Micro Corp., Class A	322,450	3,427,529
Shaanxi Coal Industry Co. Ltd., Class A	5,143,790	11,760,172
Shan Xi Hua Yang Group New Energy Co. Ltd.	3,008,100	3,124,420
Shandong Gold Mining Co. Ltd., Class A	2,010,001	7,195,118
Shandong Gold Mining Co. Ltd., Class H(b)	6,046,500	12,175,821

Security	Shares	Value

China (continued)
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	1,834,399	$8,338,556
Shandong Linglong Tyre Co. Ltd., Class A	1,476,241	4,414,854
Shandong Nanshan Aluminum Co. Ltd., Class A	11,426,400	4,895,380
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	23,131,200	23,031,365
Shanghai Aiko Solar Energy Co. Ltd.	1,196,020	3,648,718
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	999,104	4,401,969
Shanghai Baosight Software Co. Ltd., Class A	1,110,030	7,319,389
Shanghai Baosight Software Co. Ltd., Class B	5,694,297	12,935,416
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	7,715,409	3,648,239
Shanghai Construction Group Co. Ltd., Class A	10,447,600	4,021,457
Shanghai Electric Group Co. Ltd., Class A(a)	13,959,600	8,566,303
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	634,200	2,432,212
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	4,626,500	10,861,700
Shanghai Fudan Microelectronics Group Co. Ltd.	327,380	2,375,756
Shanghai Haixin Group Co., Class B	8,118,191	2,474,701
Shanghai Highly Group Co. Ltd., Class B	1,905,655	595,473
Shanghai Industrial Holdings Ltd.	5,737,000	7,527,856
Shanghai International Airport Co. Ltd., Class A(a)	1,176,103	6,347,915
Shanghai International Port Group Co. Ltd., Class A	8,910,570	6,248,793
Shanghai Jinjiang International Hotels Co. Ltd., Class A	666,778	3,539,204
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	609,250	3,190,718
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	3,295,409	1,353,009
Shanghai M&G Stationery Inc., Class A	814,247	4,213,307
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,328,200	3,261,193
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	7,208,300	11,851,445
Shanghai Pudong Development Bank Co. Ltd., Class A	13,401,246	12,863,183
Shanghai Putailai New Energy Technology Co. Ltd., Class A	1,401,694	6,303,575
Shanghai RAAS Blood Products Co. Ltd., Class A	8,539,634	8,350,720
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd.	1,394,538	995,813
Shanxi Coking Coal Energy Group Co. Ltd., Class A	3,658,500	4,184,564
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	2,272,200	5,082,528
Shanxi Meijin Energy Co. Ltd., Class A(a)	3,694,469	3,635,431
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	674,439	22,443,457
Shede Spirits Co. Ltd.	256,900	4,762,803
Shengyi Technology Co. Ltd., Class A	2,020,508	4,112,946
Shennan Circuits Co. Ltd., Class A	333,071	3,028,125
Shenwan Hongyuan Group Co. Ltd., Class A	13,784,492	8,258,816
Shenzhen Dynanonic Co. Ltd.	192,931	2,489,584
Shenzhen Inovance Technology Co. Ltd., Class A	1,056,542	9,920,149
Shenzhen International Holdings Ltd.	11,164,250	7,935,913
Shenzhen Investment Ltd.	29,206,000	5,146,697

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	766,100	$2,930,364
Shenzhen Kstar Science & Technology Co. Ltd.	419,600	1,747,129
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	629,546	23,379,933
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	533,400	4,454,742
Shenzhen Overseas Chinese Town Co. Ltd., Class A(a)	6,570,602	3,934,271
Shenzhen SC New Energy Technology Corp., Class A	258,000	3,140,803
Shenzhen Senior Technology Co. Ltd., Class A	1,509,453	2,913,997
Shenzhen Transsion Holding Co. Ltd., Class A	508,900	10,271,925
Shenzhou International Group Holdings Ltd.	7,421,200	76,040,250
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	1,116,818	3,571,210
Shimao Services Holdings Ltd.(a)(b)(c)	9,052,000	1,765,618
Shoucheng Holdings Ltd.(c)	30,362,800	7,085,111
Shougang Fushan Resources Group Ltd.	22,956,000	6,615,310
Shui On Land Ltd.	50,062,166	4,852,034
Sichuan Chuantou Energy Co. Ltd., Class A	4,206,278	8,646,003
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	1,610,220	5,996,713
Sichuan New Energy Power Co. Ltd., Class A(a)	1,811,083	3,139,587
Sichuan Road & Bridge Co. Ltd., Class A	7,379,360	9,023,311
Sichuan Swellfun Co. Ltd., Class A	389,500	3,546,401
Sichuan Yahua Industrial Group Co. Ltd., Class A	1,184,200	2,549,475
Sihuan Pharmaceutical Holdings Group Ltd.	49,386,000	4,033,507
Sino Biopharmaceutical Ltd.	90,857,000	34,488,262
Sinofert Holdings Ltd.	27,756,000	3,395,768
Sinoma Science & Technology Co. Ltd., Class A	1,389,000	4,184,355
Sinomine Resource Group Co. Ltd., Class A	581,220	2,971,194
Sino-Ocean Group Holding Ltd.(a)(c)	31,329,000	1,457,153
Sinopec Engineering Group Co. Ltd., Class H	17,497,500	8,097,715
Sinopec Kantons Holdings Ltd.(c)	14,440,000	5,663,245
Sinopharm Group Co. Ltd., Class H	12,237,600	35,512,570
Sinotruk Hong Kong Ltd.	5,528,500	10,259,766
Skshu Paint Co. Ltd., Class A(a)	444,848	4,613,137
Skyworth Group Ltd.	15,284,000	5,592,307
Smoore International Holdings Ltd.(b)(c)	16,278,000	16,445,231
SOHO China Ltd.(a)(c)	21,725,500	2,520,882
Sohu.com Ltd., ADR(a)	309,607	3,269,450
Songcheng Performance Development Co. Ltd., Class A	2,366,756	4,037,582
Spring Airlines Co. Ltd., Class A(a)	645,000	5,192,686
SSY Group Ltd.	13,644,411	7,262,998
StarPower Semiconductor Ltd., Class A	109,900	2,991,361
Sun King Technology Group Ltd.(a)	11,060,000	2,240,313
Sunac Services Holdings Ltd.(b)(c)	9,862,000	3,077,744
Sungrow Power Supply Co. Ltd., Class A	795,100	10,899,432
Sunny Optical Technology Group Co. Ltd.	6,354,200	51,883,214
Sunwoda Electronic Co. Ltd., Class A	1,939,900	4,221,032
Superb Summit International Group Ltd.(d)	998,771	1
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	1,432,600	3,697,298
Suzhou Maxwell Technologies Co. Ltd., Class A	211,992	4,442,473
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	808,280	2,998,122
SY Holdings Group Ltd.(c)	8,895,000	5,671,234

Security	Shares	Value

China (continued)
TAL Education Group, ADR(a)(c)	4,104,910	$28,939,615
TBEA Co. Ltd., Class A	3,791,971	7,661,083
TCL Electronics Holdings Ltd.	10,353,000	4,047,929
TCL Technology Group Corp., Class A(a)	15,887,212	8,943,206
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	2,236,038	7,867,841
Tencent Holdings Ltd.	60,975,300	2,526,836,772
Tencent Music Entertainment Group, ADR(a)	6,731,769	45,910,665
Thunder Software Technology Co. Ltd., Class A	366,700	4,022,246
Tiangong International Co. Ltd.(c)	14,842,000	5,014,415
Tianjin Port Development Holdings Ltd.	52,692,000	3,689,162
Tianma Microelectronics Co. Ltd., Class A(a)	4,109,605	4,855,087
Tianneng Power International Ltd.(c)	7,280,000	7,755,323
Tianqi Lithium Corp., Class A	861,000	6,804,713
Tianshui Huatian Technology Co. Ltd., Class A	3,514,236	4,337,339
Tingyi Cayman Islands Holding Corp.	17,816,000	26,159,200
Tong Ren Tang Technologies Co. Ltd., Class H	7,104,000	5,689,642
Tongcheng Travel Holdings Ltd.(a)	11,109,600	24,897,238
Tongdao Liepin Group(a)(c)	3,301,600	3,160,325
Tongwei Co. Ltd., Class A	2,180,177	9,608,199
Topchoice Medical Corp., Class A(a)	251,999	3,227,758
Topsports International Holdings Ltd.(b)	15,636,000	12,733,546
Towngas Smart Energy Co. Ltd.	11,254,000	4,744,032
TravelSky Technology Ltd., Class H	8,188,000	14,660,035
Trina Solar Co. Ltd.	1,195,016	5,589,228
Trip.com Group Ltd.(a)	5,028,791	198,063,676
Truly International Holdings Ltd.	20,602,000	2,281,293
Tsingtao Brewery Co. Ltd., Class A	401,100	5,015,488
Tsingtao Brewery Co. Ltd., Class H	5,460,000	45,403,379
Tuya Inc.(a)(c)	2,413,189	4,440,268
Unigroup Guoxin Microelectronics Co. Ltd., Class A(a)	464,473	5,911,648
Uni-President China Holdings Ltd.	11,801,000	8,727,716
Unisplendour Corp. Ltd., Class A(a)	2,102,461	7,777,822
Untrade Cteg(d)	33,362,000	99,588
Untrade SMI Holdings(d)	12,466,353	16
Untradelumena Newmat, NVS(d)	43,450	—
Up Fintech Holding Ltd., ADR(a)(c)	1,055,338	5,181,710
Venus MedTech Hangzhou Inc., Class H(a)(b)	2,606,500	1,859,678
Vinda International Holdings Ltd.	3,806,000	8,806,528
Vipshop Holdings Ltd., ADR(a)	3,185,736	50,302,771
Viva Biotech Holdings(a)(b)	16,526,000	3,073,397
Vnet Group Inc., ADR(a)	938,374	3,518,903
Walvax Biotechnology Co. Ltd., Class A	1,240,789	4,026,963
Wanhua Chemical Group Co. Ltd., Class A	1,564,386	20,159,971
Want Want China Holdings Ltd.	43,585,000	28,826,695
Weibo Corp., ADR	624,079	8,050,619
Weichai Power Co. Ltd., Class A	3,428,400	5,549,650
Weichai Power Co. Ltd., Class H	17,558,000	22,744,993
Weihai Guangwei Composites Co. Ltd., Class A	603,960	2,321,641
Weimob Inc.(a)(b)	21,066,000	10,990,084
Wens Foodstuffs Group Co. Ltd., Class A	2,827,541	6,469,507
West China Cement Ltd.	34,090,000	3,387,274
Western Securities Co. Ltd., Class A	8,308,891	7,707,043
Western Superconducting Technologies Co. Ltd., Class A	574,520	3,747,037
Westone Information Industry Inc., Class A	678,300	2,328,501
Will Semiconductor Co. Ltd. Shanghai, Class A	559,369	7,078,901
Wingtech Technology Co. Ltd., Class A(a)	769,700	4,878,275
Wuhan Guide Infrared Co. Ltd., Class A	4,577,896	4,845,649

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Wuliangye Yibin Co. Ltd., Class A	2,049,974	$43,917,901
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,651,396	4,786,758
WuXi AppTec Co. Ltd., Class A	1,408,239	15,808,473
WuXi AppTec Co. Ltd., Class H(b)(c)	3,230,307	35,398,497
Wuxi Biologics Cayman Inc.(a)(b)	34,748,000	195,895,314
XCMG Construction Machinery Co. Ltd., Class A	10,454,809	8,695,435
XD Inc.(a)	3,127,000	6,884,152
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)(c)	7,804,500	3,771,711
Xiamen C & D Inc., Class A	2,298,800	3,434,810
Xiaomi Corp., Class B(a)(b)	138,886,600	218,943,271
Xinjiang Daqo New Energy Co. Ltd.	1,002,850	5,721,523
Xinyi Solar Holdings Ltd.	43,540,800	36,330,344
XPeng Inc.(a)	9,447,950	84,913,085
Xtep International Holdings Ltd.	12,467,500	12,333,235
Yadea Group Holdings Ltd.(b)(c)	11,482,000	22,075,852
Yangzhou Yangjie Electronic Technology Co. Ltd.	367,900	1,803,846
Yankuang Energy Group Co. Ltd., Class A	1,573,309	3,717,629
Yankuang Energy Group Co. Ltd., Class H	21,467,000	33,700,783
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	1,149,568	4,514,463
Yeahka Ltd.(a)(c)	2,617,200	5,200,360
Yealink Network Technology Corp. Ltd., Class A	938,106	4,771,081
Yifeng Pharmacy Chain Co. Ltd., Class A	925,459	4,524,453
Yihai International Holding Ltd.	4,192,000	7,855,963
Yihai Kerry Arawana Holdings Co. Ltd., Class A	958,201	4,694,858
YongXing Special Materials Technology Co. Ltd., Class A	450,460	3,080,439
Yonyou Network Technology Co. Ltd., Class A	2,139,483	5,337,651
Youdao Inc., ADR(a)(c)	445,949	1,739,201
Youyuan International Holdings Ltd.(d)	5,307,000	20,342
YTO Express Group Co. Ltd., Class A	2,175,553	4,517,272
Yuexiu Property Co. Ltd.	15,271,576	18,921,092
Yuexiu REIT(c)	27,624,751	5,178,487
Yuexiu Transport Infrastructure Ltd.	11,806,000	6,103,536
Yum China Holdings Inc.	3,782,850	203,101,216
Yunda Holding Co. Ltd., Class A	2,242,037	3,032,159
Yunnan Aluminium Co. Ltd., Class A	3,293,353	6,512,044
Yunnan Baiyao Group Co. Ltd., Class A	1,180,092	8,863,286
Yunnan Botanee Bio-Technology Group Co. Ltd.	214,400	2,999,315
Yunnan Energy New Material Co. Ltd., Class A	559,532	5,107,912
Yunnan Yuntianhua Co. Ltd.	1,181,800	2,800,469
Zai Lab Ltd.(a)	8,262,390	21,516,118
Zangge Mining Co. Ltd.	1,560,646	4,817,629
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	309,669	11,768,392
Zhaojin Mining Industry Co. Ltd., Class H	11,149,500	15,606,990
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	5,567,895	4,146,667
Zhejiang China Commodities City Group Co. Ltd., Class A	2,950,620	3,325,487
Zhejiang Chint Electrics Co. Ltd., Class A	1,651,573	5,621,452
Zhejiang Dahua Technology Co. Ltd., Class A	2,372,258	7,038,000
Zhejiang Dingli Machinery Co. Ltd., Class A	516,716	3,773,880
Zhejiang Expressway Co. Ltd., Class H	13,534,000	10,106,278
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	1,242,762	2,868,838
Zhejiang Huayou Cobalt Co. Ltd., Class A	1,181,491	6,485,700

Security	Shares	Value

China (continued)
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	984,694	$7,622,915
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	736,000	2,751,452
Zhejiang Juhua Co. Ltd., Class A	2,063,600	4,643,879
Zhejiang NHU Co. Ltd., Class A	2,731,558	6,111,831
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	1,470,500	6,001,092
Zhejiang Supcon Technology Co. Ltd.	659,260	4,564,850
Zhejiang Supor Co. Ltd., Class A	437,940	2,864,565
Zhejiang Weiming Environment Protection Co. Ltd., Class A	1,524,773	3,750,189
Zheshang Securities Co. Ltd., Class A	4,778,100	6,757,700
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	6,462,400	19,167,865
Zhongji Innolight Co. Ltd., Class A	535,574	8,435,037
Zhongjin Gold Corp. Ltd., Class A	4,094,618	6,256,436
Zhongsheng Group Holdings Ltd.	6,074,500	18,507,953
Zhongtai Securities Co. Ltd.	5,800,300	5,827,895
Zhou Hei Ya International Holdings Co. Ltd.(b)(c)	10,276,500	3,628,964
Zhuguang Holdings Group Co. Ltd.(a)(c)	22,166,000	1,413,224
Zhuzhou CRRC Times Electric Co. Ltd.	5,504,700	19,184,603
Zijin Mining Group Co. Ltd., Class A	9,942,600	16,775,989
Zijin Mining Group Co. Ltd., Class H	51,914,000	81,315,739
Zonqing Environmental Ltd., NVS	8,000	26,217
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	7,790,600	6,919,572
ZTE Corp., Class A	1,728,039	8,411,217
ZTE Corp., Class H	7,228,040	23,262,798
ZTO Express Cayman Inc., ADR	3,872,196	97,347,007

		19,130,541,105

Colombia — 0.1%
Bancolombia SA	2,235,685	15,904,763
Grupo Argos SA	2,331,189	4,593,420
Interconexion Electrica SA ESP	4,365,665	15,987,694

		36,485,877

Czech Republic — 0.1%
CEZ AS	1,494,361	63,623,350
Komercni Banka AS	707,449	22,091,022
Moneta Money Bank AS(b)	3,625,089	13,523,161

		99,237,533

Egypt — 0.1%
Commercial International Bank Egypt SAE	22,032,406	30,614,443
Eastern Co. SAE	9,912,413	4,910,719
E-Finance for Digital & Financial Investments, NVS	5,507,837	2,352,445
Egyptian Financial Group-Hermes Holding Co.(a)	15,569,131	6,050,023
EISewedy Electric Co.	8,670,920	4,894,382
Ezz Steel Co. SAE(a)	639,021	790,130
Fawry for Banking & Payment Technology Services SAE(a)	19,640,703	2,699,754
Talaat Moustafa Group	9,739,310	2,588,789
Telecom Egypt Co.	4,706,598	3,016,763

		57,917,448

Greece — 0.5%
Alpha Services and Holdings SA(a)	21,146,198	35,549,884
Athens Water Supply & Sewage Co. SA(c)	444,043	3,177,888
Autohellas Tourist and Trading SA(c)	43,676	670,619
Eurobank Ergasias Services and Holdings SA, Class A(a)	24,230,613	42,005,771

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Greece (continued)
FF Group(a)(d)	343,633	$4
GEK Terna Holding Real Estate Construction SA	724,993	10,571,215
Hellenic Telecommunications Organization SA(c)	1,648,680	24,638,269
Holding Co. ADMIE IPTO SA(c)	1,946,341	4,843,459
JUMBO SA	1,057,104	32,691,657
LAMDA Development SA(a)	810,432	5,933,431
Motor Oil Hellas Corinth Refineries SA	605,145	15,420,449
Mytilineos SA	1,024,263	41,539,120
National Bank of Greece SA(a)	5,280,832	35,855,643
OPAP SA	1,766,288	29,824,800
Piraeus Financial Holdings SA(a)	6,514,650	22,446,954
Public Power Corp. SA(a)	1,847,330	20,189,077
Sarantis SA(c)	254,153	2,133,074
Terna Energy SA	523,322	9,393,497
Titan Cement International SA(c)	505,077	10,054,238

		346,939,049

Hungary — 0.2%
Magyar Telekom Telecommunications PLC	5,539,746	7,372,899
MOL Hungarian Oil & Gas PLC	3,788,394	28,647,944
OTP Bank Nyrt	2,170,684	88,514,706
Richter Gedeon Nyrt	1,241,714	31,162,973

		155,698,522

India — 16.5%
360 ONE WAM Ltd.	1,562,234	9,190,397
3M India Ltd.	32,339	12,166,535
Aarti Industries Ltd.	1,850,819	10,987,917
Aarti Pharmalabs Ltd., NVS(a)	518,059	2,469,011
Aavas Financiers Ltd.(a)	385,098	7,590,376
ABB India Ltd.	548,834	29,026,620
ACC Ltd.	610,115	14,771,288
Adani Enterprises Ltd.	1,576,818	46,033,955
Adani Green Energy Ltd.(a)	2,887,600	32,391,487
Adani Ports & Special Economic Zone Ltd.	4,876,608	46,611,492
Adani Power Ltd.(a)	7,011,015	27,118,171
Aditya Birla Fashion and Retail Ltd.(a)	3,758,976	9,961,836
Aegis Logistics Ltd.	1,771,568	7,912,056
Affle India Ltd.(a)	718,496	9,343,897
AIA Engineering Ltd.	441,651	19,701,445
Ajanta Pharma Ltd.	505,075	10,542,422
Alembic Pharmaceuticals Ltd.	601,738	5,642,126
Alkyl Amines Chemicals	188,429	5,682,461
Alok Industries Ltd.(a)	13,444,810	3,219,610
Amara Raja Batteries Ltd.	1,277,505	9,692,528
Amber Enterprises India Ltd.(a)	211,973	7,420,551
Ambuja Cements Ltd.	5,683,563	29,388,763
Angel One Ltd.	385,262	8,693,951
Apar Industries Ltd.	99,850	6,040,783
APL Apollo Tubes Ltd.	1,674,779	33,883,846
Apollo Hospitals Enterprise Ltd.	955,932	55,545,284
Apollo Tyres Ltd.	3,868,857	18,138,951
Ashok Leyland Ltd.	14,679,063	32,585,367
Asian Paints Ltd.	3,528,089	138,709,073
Astral Ltd.	1,212,353	28,589,803
AstraZeneca Pharma India Ltd.	80,380	4,135,500
Atul Ltd.	125,367	11,100,798
AU Small Finance Bank Ltd.(b)	1,695,273	14,798,661
Aurobindo Pharma Ltd.	2,371,725	23,756,872
Avanti Feeds Ltd.	821,217	4,306,568

Security	Shares	Value

India (continued)
Avenue Supermarts Ltd.(a)(b)	1,530,713	$68,775,605
Axis Bank Ltd.	20,883,980	245,357,368
Bajaj Auto Ltd.	665,833	37,075,907
Bajaj Electricals Ltd.	532,503	7,464,857
Bajaj Finance Ltd.	2,506,568	216,658,885
Bajaj Finserv Ltd.	3,552,462	63,818,054
Bajaj Holdings & Investment Ltd.	276,652	24,840,190
Balaji Amines Ltd.	115,338	3,129,056
Balkrishna Industries Ltd.	859,386	24,104,321
Balrampur Chini Mills Ltd.	1,721,351	8,104,068
Bandhan Bank Ltd.(b)	6,541,825	18,123,007
Bank of Baroda	10,107,714	22,824,070
BASF India Ltd.	131,577	4,181,931
Bata India Ltd.	541,313	11,032,786
Bayer CropScience Ltd.	156,364	9,088,609
BEML Ltd., (Acquired 08/31/23, Cost: $5,199,770)(e)	173,908	5,181,870
Berger Paints India Ltd.	2,380,133	20,649,253
Bharat Dynamics Ltd.	612,731	8,326,865
Bharat Electronics Ltd.	35,812,078	57,535,658
Bharat Forge Ltd.	2,474,146	31,969,493
Bharat Heavy Electricals Ltd.	10,687,416	15,635,671
Bharat Petroleum Corp. Ltd.	7,286,974	29,954,156
Bharti Airtel Ltd.	20,603,008	213,015,409
Biocon Ltd.	3,921,412	12,274,144
Birla Corp. Ltd.	333,753	4,630,332
Birlasoft Ltd.	2,087,733	12,833,036
Blue Dart Express Ltd.	75,250	5,709,231
Blue Star Ltd.	1,081,810	9,669,208
Borosil Renewables Ltd.(a)	725,175	3,836,099
Brigade Enterprises Ltd.	1,253,290	8,969,232
Brightcom Group Ltd.	15,828,236	3,250,298
Britannia Industries Ltd.	1,021,737	55,132,994
BSE Ltd.	659,787	8,462,457
Can Fin Homes Ltd.	1,006,741	9,131,800
Carborundum Universal Ltd.	1,001,955	13,741,074
Ceat Ltd.	278,220	7,568,131
Central Depository Services India Ltd.	693,651	9,530,863
Century Plyboards India Ltd.	538,397	4,451,297
Century Textiles & Industries Ltd.	747,511	9,277,982
CESC Ltd.	9,431,643	9,475,008
CG Power and Industrial Solutions Ltd.	5,934,018	30,758,176
Chambal Fertilisers and Chemicals Ltd.	2,278,033	7,567,337
Cholamandalam Financial Holdings Ltd.	1,052,365	12,507,226
Cholamandalam Investment and Finance Co. Ltd.	4,053,225	54,886,477
CIE Automotive India Ltd.	1,441,705	9,095,682
Cipla Ltd.	4,747,680	72,058,777
City Union Bank Ltd.	4,689,060	6,983,281
Clean Science and Technology	294,078	5,031,785
Coal India Ltd.	14,483,741	40,215,362
Cochin Shipyard Ltd.(b)	491,324	5,375,194
Coforge Ltd.	356,498	23,514,976
Colgate-Palmolive India Ltd.	1,192,794	27,964,216
Computer Age Management Services Ltd.	339,977	9,747,049
Container Corp. of India Ltd.	2,595,318	21,061,613
Coromandel International Ltd.	916,876	12,076,241
CreditAccess Grameen Ltd.(a)	515,257	8,807,221
CRISIL Ltd.	181,353	8,693,713
Crompton Greaves Consumer Electricals Ltd.	5,384,659	19,505,490

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Cummins India Ltd.	1,349,400	$27,819,519
Cyient Ltd.	915,019	18,084,237
Dabur India Ltd.	5,952,924	39,736,850
Dalmia Bharat Ltd.	740,253	18,629,653
Data Patterns India Ltd.(a)	122,734	3,516,883
Deepak Fertilisers & Petrochemicals Corp. Ltd.	829,312	6,073,861
Deepak Nitrite Ltd.	682,327	18,284,688
Delhivery Ltd.(a)	2,575,281	13,598,290
Devyani International Ltd.(a)	3,706,272	8,750,864
Digidrive Distributors Ltd., NVS	138,394	128,721
Divi’s Laboratories Ltd.	1,118,342	48,478,823
Dixon Technologies India Ltd.	301,661	18,218,894
DLF Ltd.	6,078,774	36,982,519
Dr Lal PathLabs Ltd.(b)	326,913	8,586,182
Dr. Reddy’s Laboratories Ltd.	1,008,793	68,239,412
Easy Trip Planners Ltd., NVS(a)	6,444,022	3,230,341
Edelweiss Financial Services Ltd.	5,463,844	3,590,082
Eicher Motors Ltd.	1,291,427	52,021,718
EID Parry India Ltd.	976,357	5,632,203
EIH Ltd.	2,456,641	7,379,546
Elgi Equipments Ltd.	1,796,331	10,636,707
Emami Ltd.	1,964,953	12,444,291
Embassy Office Parks REIT	5,262,513	19,401,622
Endurance Technologies Ltd.(b)	391,832	7,858,530
Engineers India Ltd.	4,955,781	9,230,704
Equitas Small Finance Bank Ltd.(b)	4,253,717	4,650,064
Escorts Kubota Ltd.	440,626	16,803,528
Exide Industries Ltd.	5,013,478	16,148,595
Federal Bank Ltd.	16,756,740	29,108,847
Fine Organic Industries Ltd.	102,876	5,955,398
Finolex Cables Ltd.	920,472	12,221,307
Finolex Industries Ltd.	3,216,901	9,302,298
Firstsource Solutions Ltd.	4,645,919	9,153,062
Five-Star Business Finance Ltd., NVS	656,884	6,075,203
Fortis Healthcare Ltd.	4,653,971	18,648,767
GAIL India Ltd.	23,045,569	32,004,247
GHCL Ltd.	854,320	6,410,776
Gland Pharma Ltd.(a)(b)	344,292	7,242,354
GlaxoSmithKline Pharmaceuticals Ltd.	383,517	6,619,922
Glenmark Pharmaceuticals Ltd.	1,643,701	15,216,745
GMM Pfaudler Ltd.	395,196	7,524,992
GMR Airports Infrastructure Ltd.(a)	23,055,518	17,184,019
Godrej Consumer Products Ltd.(a)	3,788,331	45,977,611
Godrej Industries Ltd.(a)	1,030,995	6,691,526
Godrej Properties Ltd.(a)	1,180,160	23,442,100
Granules India Ltd.	1,993,959	7,161,769
Graphite India Ltd.	1,033,187	5,907,465
Grasim Industries Ltd.	2,623,849	56,717,369
Great Eastern Shipping Co. Ltd. (The)	1,142,004	10,540,738
Grindwell Norton Ltd.	433,351	11,908,380
Gujarat Fluorochemicals Ltd.	296,175	10,896,184
Gujarat Gas Ltd.	1,729,895	9,389,986
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	1,026,188	7,549,200
Gujarat Pipavav Port Ltd.	4,386,761	6,880,319
Gujarat State Fertilizers & Chemicals Ltd.	2,702,790	5,719,756
Gujarat State Petronet Ltd.	2,576,828	8,592,153
Happiest Minds Technologies Ltd.	934,073	10,462,452
Havells India Ltd.	2,493,398	41,667,298
HCL Technologies Ltd.	8,740,390	123,647,207

Security	Shares	Value

India (continued)
HDFC Asset Management Co. Ltd.(b)	522,488	$15,930,957
HDFC Bank Ltd.	25,469,585	482,291,210
HDFC Life Insurance Co. Ltd.(b)	9,033,832	70,294,525
Hero MotoCorp Ltd.	1,057,512	37,226,496
HFCL Ltd.	9,788,145	8,998,768
Hindalco Industries Ltd.	11,900,933	65,978,393
Hindustan Aeronautics Ltd.	788,175	37,091,543
Hindustan Petroleum Corp. Ltd.	5,567,254	16,674,685
Hindustan Unilever Ltd.	7,558,488	228,643,063
Hitachi Energy India Ltd.	128,421	6,823,559
ICICI Bank Ltd.	47,392,922	547,100,831
ICICI Lombard General Insurance Co. Ltd.(b)	2,232,899	35,405,293
ICICI Prudential Life Insurance Co. Ltd.(b)	3,291,728	22,406,932
ICICI Securities Ltd.(b)	853,788	6,442,162
IDFC First Bank Ltd.(a)	32,002,688	36,040,921
IDFC Ltd.	12,375,921	18,186,166
IIFL Finance Ltd.	1,446,330	10,586,176
India Cements Ltd. (The)	2,428,079	6,925,053
Indiabulls Housing Finance Ltd.(a)	3,317,792	7,940,500
Indiabulls Real Estate Ltd.(a)	5,352,675	5,162,650
IndiaMART Intermesh Ltd.(b)	323,477	11,953,951
Indian Bank	2,614,831	11,949,165
Indian Energy Exchange Ltd.(b)	5,039,799	7,677,269
Indian Hotels Co. Ltd. (The), Class A	7,957,028	40,418,939
Indian Oil Corp. Ltd.	26,836,924	28,864,770
Indian Railway Catering & Tourism Corp. Ltd.	2,459,401	19,950,096
Indraprastha Gas Ltd.	2,930,832	16,546,079
Info Edge India Ltd.	701,976	36,681,822
Infosys Ltd.	30,177,081	522,943,403
Intellect Design Arena Ltd.	988,092	8,764,221
InterGlobe Aviation Ltd.(a)(b)	1,253,137	36,845,445
Ipca Laboratories Ltd.	1,245,486	13,142,164
IRB Infrastructure Developers Ltd., NVS	17,734,204	6,057,218
ITC Ltd.	27,631,272	146,676,681
Jindal Stainless Ltd.	3,494,386	19,171,162
Jindal Steel & Power Ltd.	3,475,754	28,703,020
Jio Financial Services Ltd., NVS(a)	27,744,185	78,252,937
JK Cement Ltd.	328,869	13,086,982
JK Paper Ltd.	1,197,054	5,269,114
JM Financial Ltd.	5,030,917	4,748,580
JSW Steel Ltd.	6,225,371	58,565,195
Jubilant Foodworks Ltd.	3,891,525	24,046,969
Jubilant Ingrevia Ltd.	896,280	5,565,822
Jubilant Pharmova Ltd., Class A	736,046	4,166,982
Just Dial Ltd.(a)	377,785	3,478,995
Jyothy Labs Ltd.	1,945,478	8,186,189
Kajaria Ceramics Ltd.	888,697	15,780,148
Kalyan Jewellers India Ltd.	1,667,169	5,070,808
Kansai Nerolac Paints Ltd.	2,203,833	8,851,810
Karur Vysya Bank Ltd. (The)	5,291,837	7,761,826
Kaveri Seed Co. Ltd.	361,641	2,386,819
KEC International Ltd.	1,353,146	10,971,487
KEI Industries Ltd.	554,656	18,125,060
Kotak Mahindra Bank Ltd.	10,011,800	212,449,083
KPIT Technologies Ltd.	1,648,809	23,390,771
KPR Mill Ltd.	1,069,381	9,780,478
Krishna Institute Of Medical Sciences Ltd.(a)(b)	346,544	8,355,374
L&T Finance Holdings Ltd.	8,402,992	12,661,330
Lakshmi Machine Works Ltd.	58,432	10,815,331
Larsen & Toubro Infotech Ltd.(b)	830,520	52,024,541

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Larsen & Toubro Ltd.	6,364,662	$207,661,327
Laurus Labs Ltd.(b)	3,225,182	15,543,091
Lemon Tree Hotels Ltd.(a)(b)	6,125,889	8,074,412
LIC Housing Finance Ltd.	2,909,520	14,868,192
Linde India Ltd.	218,586	16,539,270
Lupin Ltd.	1,841,558	24,404,529
Mahanagar Gas Ltd.	869,004	10,740,299
Mahindra & Mahindra Financial Services Ltd.	5,332,069	19,148,013
Mahindra & Mahindra Ltd.	8,561,546	162,786,240
Mahindra Lifespace Developers Ltd.	911,830	6,244,097
Manappuram Finance Ltd.	5,741,576	10,713,274
Marico Ltd.	5,176,970	35,623,082
Maruti Suzuki India Ltd.	1,247,717	150,676,264
Mastek Ltd.	210,266	6,025,968
Max Financial Services Ltd.(a)	2,237,916	25,223,827
Max Healthcare Institute Ltd.(a)	7,426,599	52,914,026
Medplus Health Services Ltd.(a)	440,018	4,312,680
Metropolis Healthcare Ltd.(b)	322,636	5,223,580
Mindspace Business Parks REIT(b)	1,807,229	6,732,391
Motherson Sumi Wiring India Ltd.	21,543,812	16,142,426
Motilal Oswal Financial Services Ltd.	444,911	4,940,137
Mphasis Ltd.	772,100	22,627,247
MRF Ltd.	18,901	24,804,847
MTAR Technologies Ltd.(a)	152,820	4,545,673
Multi Commodity Exchange of India Ltd.	224,717	4,578,479
Muthoot Finance Ltd.	1,186,234	18,049,648
Narayana Hrudayalaya Ltd.	891,445	11,196,112
Natco Pharma Ltd.	1,009,205	11,129,188
National Aluminium Co. Ltd.	12,103,971	13,738,800
Navin Fluorine International Ltd.	333,913	18,565,007
NCC Ltd./India	2,280,766	4,672,490
Nestle India Ltd.	318,762	84,616,791
Nexus Select Trust, NVS	2,116,167	3,170,688
NIIT Learning Systems Ltd., NVS	825,525	3,805,724
Nippon Life India Asset Management Ltd.(b)	1,768,823	6,661,701
NTPC Ltd.	40,272,930	107,145,506
Nuvama Wealth Management Ltd., NVS	58,841	1,984,817
Nuvoco Vistas Corp. Ltd.(a)	1,189,085	4,843,581
Oberoi Realty Ltd.	1,052,086	14,226,746
Oil & Natural Gas Corp. Ltd.	28,987,359	60,971,152
Oil India Ltd.	3,069,821	10,122,272
Olectra Greentech Ltd.	359,422	5,422,399
Oracle Financial Services Software Ltd.	195,490	9,696,400
Orient Electric Ltd.	1,339,575	3,864,446
Page Industries Ltd.	55,944	27,118,582
PB Fintech Ltd.(a)	1,915,063	17,900,153
Persistent Systems Ltd.	490,546	31,782,298
Petronet LNG Ltd.	7,006,145	18,204,369
Phoenix Mills Ltd. (The)	897,989	19,510,660
PI Industries Ltd.	775,051	33,955,539
Pidilite Industries Ltd.	1,522,663	46,234,892
Piramal Enterprises Ltd.	1,089,897	13,850,133
Piramal Pharma Ltd., NVS(a)	5,572,247	6,899,157
PNB Housing Finance Ltd.(a)(b)	1,127,306	8,849,702
Polyplex Corporation Ltd.	189,380	2,780,899
Poonawalla Fincorp Ltd.	2,380,139	11,971,487
Power Finance Corp. Ltd.	7,571,285	23,796,806
Power Grid Corp. of India Ltd.	31,812,541	93,896,682
Praj Industries Ltd.	1,782,611	10,600,254
Prestige Estates Projects Ltd.	1,727,586	13,434,883

Security	Shares	Value

India (continued)
Procter & Gamble Health Ltd.	69,697	$4,104,219
PVR Inox Ltd.(a)	715,065	15,461,925
Quess Corp. Ltd.(b)	889,000	4,580,877
Radico Khaitan Ltd.	811,380	12,357,094
Rail Vikas Nigam Ltd.	3,902,602	6,169,560
Rain Industries Ltd.	2,580,221	5,057,839
Rajesh Exports Ltd.	730,557	4,402,146
Rallis India Ltd.	1,397,780	3,972,822
Ramco Cements Ltd. (The)	1,177,725	12,335,526
Raymond Ltd.	435,353	10,506,657
RBL Bank Ltd.(b)	5,124,536	14,767,720
REC Ltd.	11,258,598	32,435,645
Redington Ltd.	5,584,242	10,562,926
Relaxo Footwears Ltd.	710,658	8,106,117
Reliance Industries Ltd.	27,745,038	806,022,075
Reliance Power Ltd.(a)	30,139,318	6,968,362
Route Mobile Ltd.	459,091	8,701,785
Samvardhana Motherson International Ltd.	21,467,382	24,817,595
Sanofi India Ltd.	99,845	8,563,950
Sarda Energy & Minerals Ltd., NVS	773,189	2,067,252
Saregama India Ltd.	731,171	3,500,385
SBI Cards & Payment Services Ltd.	2,421,579	23,870,056
SBI Life Insurance Co. Ltd.(b)	4,368,454	68,150,681
Sheela Foam Ltd.(a)	326,368	4,417,074
Shree Cement Ltd.	96,282	27,669,790
Shree Renuka Sugars Ltd.(a)	8,477,285	4,766,356
Shriram Transport Finance Co. Ltd.	2,583,112	60,121,870
Siemens Ltd.	823,542	38,993,096
SKF India Ltd.	146,194	9,199,413
Solar Industries India Ltd.	266,218	15,549,085
Sona Blw Precision Forgings Ltd.(b)	3,632,179	26,115,523
Sonata Software Ltd.	887,340	11,200,374
Spandana Sphoorty Financial Ltd.(a)	283,715	2,835,600
SRF Ltd.	1,422,203	40,442,667
State Bank of India	16,780,690	113,647,289
Sterlite Technologies Ltd.	2,098,768	4,344,161
Strides Pharma Science Ltd.	828,216	4,430,072
Sumitomo Chemical India Ltd.	1,214,994	6,461,416
Sun Pharma Advanced Research Co. Ltd.(a)	1,551,081	4,808,226
Sun Pharmaceutical Industries Ltd.	8,798,663	117,937,873
Sun TV Network Ltd.	1,022,804	7,618,761
Sundram Fasteners Ltd.	850,353	13,065,962
Sunteck Realty Ltd.	646,819	2,821,318
Supreme Industries Ltd.	636,010	34,229,646
Suven Pharmaceuticals Ltd.	1,522,142	9,418,809
Suzlon Energy Ltd.(a)	71,703,957	21,250,525
Symphony Ltd.	227,100	2,422,802
Syngene International Ltd.(b)	1,334,234	12,465,047
Tanla Platforms Ltd.	719,067	8,469,449
Tata Chemicals Ltd.	1,337,141	17,129,628
Tata Consultancy Services Ltd.	8,294,453	335,957,554
Tata Consumer Products Ltd.	5,280,682	53,182,106
Tata Elxsi Ltd.	330,457	28,899,273
Tata Motors Ltd.	15,497,103	112,366,777
Tata Power Co. Ltd. (The)	13,947,686	41,262,233
Tata Steel Ltd.	69,073,513	102,436,986
Tata Teleservices Maharashtra Ltd.(a)	4,957,396	5,251,019
TeamLease Services Ltd.(a)	121,289	3,544,778
Tech Mahindra Ltd.	5,013,373	72,691,656
Tejas Networks Ltd.(a)(b)	926,362	9,735,499

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Thermax Ltd.	441,001	$14,956,964
Timken India Ltd.	225,884	8,867,377
Titagarh Rail System Ltd.(a)	421,156	4,137,731
Titan Co. Ltd.	3,334,267	124,938,978
Torrent Pharmaceuticals Ltd.	933,270	20,773,620
Torrent Power Ltd.	1,652,516	13,108,262
Trent Ltd.	1,844,029	45,613,271
Trident Ltd.	15,588,905	6,875,127
TTK Prestige Ltd.	637,321	6,034,111
Tube Investments of India Ltd.	1,015,389	35,544,123
TV18 Broadcast Ltd.(a)	6,434,338	3,733,261
TVS Motor Co. Ltd.	2,269,501	38,890,396
UltraTech Cement Ltd.	1,059,918	106,187,881
United Spirits Ltd.(a)	2,908,953	35,375,513
UNO Minda Ltd.	1,532,976	11,144,303
UPL Ltd.	4,389,860	31,325,671
UTI Asset Management Co. Ltd.	501,973	4,532,932
Vardhman Textiles Ltd.(a)	1,335,836	6,340,252
Varun Beverages Ltd.	4,678,559	50,765,771
Vedanta Ltd.	7,429,207	20,799,006
V-Guard Industries Ltd.	2,184,275	8,292,960
Vinati Organics Ltd.	338,743	7,587,804
VIP Industries Ltd.	812,077	6,523,888
V-Mart Retail Ltd.(a)	124,072	3,340,133
Vodafone Idea Ltd.(a)	101,545,790	11,092,845
Voltas Ltd.	1,933,938	20,309,981
Welspun Corp. Ltd.	1,463,203	5,780,374
Welspun India Ltd.	3,370,735	5,081,044
Westlife Development Ltd.	703,739	7,975,758
Whirlpool of India Ltd.	387,043	7,636,338
Wipro Ltd.	11,915,269	58,692,013
Yes Bank Ltd.(a)	118,023,138	23,939,085
Zee Entertainment Enterprises Ltd.	7,914,123	25,030,811
Zensar Technologies Ltd.	1,356,595	8,626,597
Zomato Ltd.(a)	39,314,083	46,261,010

		11,710,576,641

Indonesia — 2.0%
Ace Hardware Indonesia Tbk PT	73,133,700	3,504,428
Adaro Energy Indonesia Tbk PT	132,661,400	23,240,515
AKR Corporindo Tbk PT	115,209,500	10,585,045
Aneka Tambang Tbk	76,843,743	10,025,234
Astra Agro Lestari Tbk PT	6,288,000	3,135,686
Astra International Tbk PT	183,820,800	77,775,454
Astrindo Nusantara Infrastructure Tbk PT(a)	461,855,900	3,093,191
Bank Aladin Syariah Tbk PT(a)	49,752,100	3,903,727
Bank BTPN Syariah Tbk PT	27,860,700	3,950,215
Bank Central Asia Tbk PT	503,113,100	302,876,755
Bank Mandiri Persero Tbk PT	345,881,400	136,774,580
Bank Negara Indonesia Persero Tbk PT	66,733,900	40,187,549
Bank Neo Commerce Tbk PT(a)	50,332,594	1,136,104
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	24,197,519	1,882,735
Bank Rakyat Indonesia Persero Tbk PT	624,417,495	227,472,856
Bank Tabungan Negara Persero Tbk PT	53,847,776	4,435,922
Barito Pacific Tbk PT	267,509,015	18,792,122
Berkah Beton Sadaya Tbk PT(a)	179,871,000	590,515
BFI Finance Indonesia Tbk PT	80,182,000	6,315,692
Bukalapak.com PT Tbk(a)	568,065,300	8,642,540
Bukit Asam Tbk PT	40,560,200	7,612,058
Bumi Resources Minerals Tbk PT(a)	520,693,100	6,666,786

Security	Shares	Value

Indonesia (continued)
Bumi Resources Tbk PT(a)	838,042,050	$7,593,552
Bumi Serpong Damai Tbk PT(a)	95,022,400	7,081,446
Charoen Pokphand Indonesia Tbk PT(a)	70,950,600	24,102,004
Ciputra Development Tbk PT	101,158,527	7,571,945
GoTo Gojek Tokopedia Tbk PT(a)	7,295,915,300	45,913,874
Hanson International Tbk PT(a)(d)	783,666,700	1
Harum Energy Tbk PT	30,021,800	3,073,012
Indah Kiat Pulp & Paper Tbk PT	26,197,800	15,645,488
Indika Energy Tbk PT	15,660,400	2,055,132
Indo Tambangraya Megah Tbk PT	3,847,300	7,303,003
Indocement Tunggal Prakarsa Tbk PT	14,723,100	10,342,486
Indofood CBP Sukses Makmur Tbk PT	21,159,400	15,560,426
Indofood Sukses Makmur Tbk PT	38,840,000	18,096,528
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	43,008,000	1,750,818
Inti Agri Resources Tbk PT(a)(d)	291,349,000	—
Japfa Comfeed Indonesia Tbk PT	56,748,300	4,803,734
Jasa Marga Persero Tbk PT	23,430,580	6,612,070
Kalbe Farma Tbk PT	193,409,900	23,010,224
Matahari Department Store Tbk PT	2,592,000	442,495
Medco Energi Internasional Tbk PT	100,086,080	7,032,914
Media Nusantara Citra Tbk PT	67,050,600	2,311,176
Medikaloka Hermina Tbk PT	43,512,000	3,999,790
Merdeka Copper Gold Tbk PT(a)	114,600,685	25,401,508
Metro Healthcare Indonesia TBK PT(a)	259,438,100	8,773,884
Mitra Adiperkasa Tbk PT	103,410,300	13,138,472
Pabrik Kertas Tjiwi Kimia Tbk PT	15,101,300	7,732,068
Pakuwon Jati Tbk PT	205,126,700	6,057,510
Panin Financial Tbk PT	192,197,300	3,683,207
Perusahaan Gas Negara Tbk PT	97,012,900	8,752,026
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	38,513,200	2,578,649
Pool Advista Indonesia Tbk PT(a)(d)	12,679,400	—
PP Persero Tbk PT(a)	39,012,150	1,485,290
Sarana Menara Nusantara Tbk PT	209,826,400	14,188,888
Semen Indonesia Persero Tbk PT	30,733,609	13,714,163
Smartfren Telecom Tbk PT(a)	976,509,800	3,526,464
Sugih Energy Tbk PT(a)(d)	27,492,211	—
Sumber Alfaria Trijaya Tbk PT	153,093,900	29,151,169
Summarecon Agung Tbk PT	133,585,541	5,920,567
Surya Citra Media Tbk PT	261,074,700	2,536,658
Surya Esa Perkasa Tbk PT	78,926,300	3,135,286
Telkom Indonesia Persero Tbk PT	440,245,500	107,613,029
Trada Alam Minera Tbk PT(a)(d)	280,960,700	—
Transcoal Pacific Tbk PT	11,119,000	6,607,154
Unilever Indonesia Tbk PT	65,130,800	15,694,417
United Tractors Tbk PT	14,556,700	24,838,370
Vale Indonesia Tbk PT	20,842,100	8,066,315
Waskita Karya Persero Tbk PT(a)(d)	135,029,644	1,611,844
Wijaya Karya Persero Tbk PT(a)	43,709,823	1,130,773
XL Axiata Tbk PT	43,096,300	7,072,469

		1,439,312,007

Kuwait — 0.8%
Agility Public Warehousing Co. KSC(a)	14,075,776	26,242,452
Al Ahli Bank of Kuwait KSCP	7,463,025	5,423,253
Boubyan Bank KSCP	13,866,079	27,428,341
Boubyan Petrochemicals Co. KSCP	4,337,835	10,412,394
Gulf Bank KSCP	15,381,020	12,570,921
Gulf Cable & Electrical Industries Co. KSCP	1,034,349	4,076,996
Humansoft Holding Co. KSC	871,123	9,119,591

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Kuwait (continued)
Jazeera Airways Co. KSCP	1,049,977	$5,688,440
Kuwait Finance House KSCP	75,781,548	183,088,712
Kuwait International Bank KSCP	19,586,117	10,224,747
Kuwait Projects Co. Holding KSCP(a)	21,273,261	8,484,046
Mabanee Co. KPSC	6,364,672	17,247,528
Mobile Telecommunications Co. KSCP	19,010,378	31,445,601
National Bank of Kuwait SAKP	68,622,115	204,777,964
National Industries Group Holding SAK	21,388,562	15,741,704
National Investments Co. KSCP	4,106,435	3,102,160
National Real Estate Co. KPSC(a)	9,633,532	2,539,252
Salhia Real Estate Co. KSCP	4,854,658	7,543,816
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	6,425,362	4,040,547
Warba Bank KSCP	15,717,181	10,245,308

		599,443,773

Malaysia — 1.5%
AFFIN Bank Bhd	3,144,400	1,301,131
Alliance Bank Malaysia Bhd	8,807,700	6,553,734
AMMB Holdings Bhd	15,446,600	12,426,477
Axiata Group Bhd	25,178,500	12,812,910
Bermaz Auto Bhd	12,809,900	6,184,090
British American Tobacco Malaysia Bhd(c)	1,577,200	3,396,828
Bursa Malaysia Bhd	6,121,100	9,104,072
Carlsberg Brewery Malaysia Bhd(c)	1,882,500	8,195,366
CIMB Group Holdings Bhd	59,565,100	72,206,303
CTOS Digital Bhd(c)	14,768,200	4,526,176
D&O Green Technologies Bhd(c)	6,365,900	4,855,844
Dagang NeXchange Bhd(a)(c)	26,860,200	2,609,532
Dialog Group Bhd	31,930,496	14,096,117
DiGi.Com Bhd	31,990,900	30,208,724
DRB-Hicom Bhd(c)	10,587,900	3,288,339
Fraser & Neave Holdings Bhd	1,516,400	8,338,822
Frontken Corp. Bhd(c)	13,123,800	9,907,021
Gamuda Bhd	17,360,900	16,854,302
Gas Malaysia Bhd	1,195,900	786,651
Genting Bhd	18,182,700	17,134,961
Genting Malaysia Bhd	26,196,600	14,511,697
Greatech Technology Bhd(a)(c)	4,835,900	4,692,240
Hartalega Holdings Bhd	15,769,300	6,641,710
Heineken Malaysia Bhd	1,384,300	7,100,504
Hibiscus Petroleum Bhd(c)	16,696,100	3,436,417
Hong Leong Bank Bhd	5,913,700	25,445,490
Hong Leong Financial Group Bhd	2,633,900	10,342,599
IHH Healthcare Bhd	16,563,100	21,162,898
IJM Corp. Bhd(c)	27,595,800	10,532,127
Inari Amertron Bhd	25,926,800	17,636,560
IOI Corp. Bhd	22,773,900	19,786,897
Kossan Rubber Industries Bhd	12,718,600	3,536,607
KPJ Healthcare Bhd	34,795,300	8,710,651
Kuala Lumpur Kepong Bhd	3,985,700	18,510,315
Lotte Chemical Titan Holding Bhd(b)	5,563,600	1,471,432
Magnum Bhd	11,655,986	2,989,358
Malayan Banking Bhd	46,679,200	91,630,294
Malaysia Airports Holdings Bhd	7,224,500	11,471,885
Malaysia Building Society Bhd(c)	35,124,400	5,571,494
Malaysian Pacific Industries Bhd(c)	957,000	5,936,727
Malaysian Resources Corp. Bhd(c)	32,731,400	3,175,672
Maxis Bhd(c)	21,633,100	18,702,202
Mega First Corp. Bhd(c)	8,213,000	5,883,121
MISC Bhd	12,166,200	18,859,991

Security	Shares	Value

Malaysia (continued)
MR DIY Group M Bhd(b)	24,420,750	$8,157,873
My EG Services Bhd	56,867,600	9,738,883
Nationgate Holdings Bhd, NVS	6,061,300	2,000,544
Nestle Malaysia Bhd(c)	565,600	15,907,500
Padini Holdings Bhd	4,020,000	3,422,198
Pentamaster Corp. Bhd	7,239,100	8,252,058
Petronas Chemicals Group Bhd	23,751,200	36,449,411
Petronas Dagangan Bhd	2,797,500	13,384,591
Petronas Gas Bhd	7,097,700	26,188,065
PPB Group Bhd	6,501,720	22,027,379
Press Metal Aluminium Holdings Bhd	33,034,800	34,531,803
Public Bank Bhd	129,754,600	118,275,121
QL Resources Bhd	11,631,943	13,537,175
RHB Bank Bhd	12,005,666	14,512,493
Sam Engineering & Equipment M Bhd	953,000	965,595
Scientex Bhd	8,883,800	7,237,406
Sime Darby Bhd	24,750,800	12,253,022
Sime Darby Plantation Bhd	18,617,400	17,667,182
Sime Darby Property Bhd(c)	38,573,800	6,112,609
SKP Resources Bhd	12,008,325	2,496,590
SP Setia Bhd Group(c)	21,553,800	4,279,126
Sports Toto Bhd	8,619,450	2,749,307
Sunway REIT(c)	24,445,600	7,849,988
Supermax Corp. Bhd	16,154,527	2,647,772
Telekom Malaysia Bhd	9,816,800	10,797,558
Tenaga Nasional Bhd(c)	23,330,700	49,483,158
TIME dotCom Bhd	12,773,300	15,156,919
Top Glove Corp. Bhd(a)	45,550,000	7,514,425
UMW Holdings Bhd	3,616,500	3,717,824
UWC Bhd(c)	4,797,100	3,620,319
ViTrox Corp. Bhd(c)	3,724,800	6,086,097
VS Industry Bhd(c)	33,646,850	6,967,465
Yinson Holdings Bhd	16,771,160	9,072,330
YTL Power International Bhd(c)	22,063,100	10,184,636

		1,095,770,710

Mexico — 2.5%
Alfa SAB de CV, Class A	25,138,100	16,615,723
Alsea SAB de CV(a)	5,205,795	18,337,295
America Movil SAB de CV	179,648,838	169,107,290
Arca Continental SAB de CV	4,377,179	42,615,273
Banco del Bajio SA(b)	7,475,297	23,578,281
Bolsa Mexicana de Valores SAB de CV	3,671,778	7,330,420
Cemex SAB de CV, NVS(a)	141,061,983	111,274,372
Coca-Cola Femsa SAB de CV	4,435,600	37,583,129
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(c)	7,759,159	7,736,178
Corp Inmobiliaria Vesta SAB de CV(c)	6,411,700	23,773,360
FIBRA Macquarie Mexico(b)(c)	10,184,600	19,024,633
Fibra Uno Administracion SA de CV	28,663,800	41,758,822
Fomento Economico Mexicano SAB de CV	17,756,662	198,722,984
GCC SAB de CV	1,716,157	16,477,644
Genomma Lab Internacional SAB de CV, Class B	9,133,324	7,408,221
Gentera SAB de CV	11,106,592	13,607,619
Gruma SAB de CV, Class B	1,818,495	30,356,777
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	2,677,773	30,995,295
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3,452,988	63,439,959
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,790,310	48,781,104

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Grupo Bimbo SAB de CV, Series A	12,762,502	$62,785,177
Grupo Carso SAB de CV, Series A1	4,918,236	39,203,393
Grupo Financiero Banorte SAB de CV, Class O	23,707,178	200,802,947
Grupo Financiero Inbursa SAB de CV, Class O(a)(c)	18,970,742	40,977,826
Grupo Mexico SAB de CV, Series B	28,380,620	135,174,344
Grupo Televisa SAB, CPO(c)	20,904,556	18,549,951
Industrias Penoles SAB de CV(a)(c)	1,668,170	23,594,374
Kimberly-Clark de Mexico SAB de CV, Class A	13,601,375	30,600,202
La Comer SAB de CV	5,561,996	12,069,667
Nemak SAB de CV(a)(b)	15,832,424	3,482,103
Operadora De Sites Mexicanos SAB de CV(c)	12,819,895	11,969,897
Orbia Advance Corp. SAB de CV	9,099,883	20,253,984
PLA Administradora Industrial S. de RL de CV(c)	8,582,349	16,107,162
Prologis Property Mexico SA de CV	5,488,249	19,229,231
Promotora y Operadora de Infraestructura SAB de CV	1,814,660	17,427,675
Qualitas Controladora SAB de CV	1,770,778	13,959,137
Regional SAB de CV	2,171,747	15,945,633
Sitios Latinoamerica SAB de CV(a)(c)	13,001,019	5,459,505
Wal-Mart de Mexico SAB de CV	46,710,204	184,013,630

		1,800,130,217

Netherlands — 0.1%
NEPI Rockcastle NV	4,072,887	24,443,792
Pepco Group NV(a)	1,377,947	10,795,057

		35,238,849

Peru — 0.2%
Cia. de Minas Buenaventura SAA, ADR	2,006,802	17,138,089
Credicorp Ltd.	606,977	85,844,757
Southern Copper Corp.	775,642	62,563,284

		165,546,130

Philippines — 0.6%
Aboitiz Equity Ventures Inc.	16,676,590	13,843,160
ACEN Corp.	5,681,126	502,106
Alliance Global Group Inc.	40,597,900	8,962,800
Ayala Corp.	2,260,485	24,574,143
Ayala Land Inc.	63,807,940	30,576,054
Bank of the Philippine Islands	18,180,008	35,309,095
BDO Unibank Inc.	22,361,935	54,978,519
Bloomberry Resorts Corp.(a)	46,405,100	9,065,500
Cebu Air Inc.(a)	3,128,330	1,993,621
Converge Information and Communications Technology Solutions Inc.(a)	20,808,300	2,853,506
D&L Industries Inc.	35,461,600	4,177,479
DMCI Holdings Inc.	37,994,400	6,479,258
GT Capital Holdings Inc.	941,720	9,517,165
International Container Terminal Services Inc.	9,242,040	33,779,027
JG Summit Holdings Inc.	29,405,501	18,964,944
Jollibee Foods Corp.	4,322,240	18,082,263
Manila Electric Co.	1,994,020	12,100,764
Manila Water Co. Inc.	13,054,000	4,074,825
Megaworld Corp.	118,962,200	4,180,028
Metro Pacific Investments Corp.	98,855,800	8,812,277
Metropolitan Bank & Trust Co.	16,135,553	15,724,809
MREIT Inc.	2,304,900	550,375
PLDT Inc.	684,265	13,886,645
Puregold Price Club Inc.	10,079,450	4,967,005
Robinsons Land Corp.	23,818,313	6,146,143
Security Bank Corp.	3,398,670	4,830,882

Security	Shares	Value

Philippines (continued)
Semirara Mining & Power Corp., Class A	8,085,500	$4,568,866
SM Investments Corp.	2,274,442	33,434,382
SM Prime Holdings Inc.	94,267,896	48,608,387
Universal Robina Corp.	8,313,380	16,409,026
Wilcon Depot Inc.	13,466,200	5,279,930

		457,232,984

Poland — 0.9%
Alior Bank SA(a)	933,901	12,696,635
Allegro.eu SA (a)(b)	4,170,837	33,360,623
AmRest Holdings SE(a)(c)	822,647	5,469,532
Asseco Poland SA	591,633	10,509,768
Bank Millennium SA(a)(c)	6,909,094	10,170,624
Bank Polska Kasa Opieki SA	1,659,880	43,332,887
Budimex SA	142,961	15,553,524
CCC SA(a)(c)	448,017	4,835,934
CD Projekt SA(c)	592,028	21,131,760
Cyfrowy Polsat SA	1,907,668	6,269,102
Dino Polska SA(a)(b)	445,566	40,859,102
Enea SA(a)	2,776,485	5,914,941
Eurocash SA	994,777	3,845,434
Grupa Azoty SA(a)(c)	508,567	3,098,175
Grupa Kety SA	51,062	7,945,756
Jastrzebska Spolka Weglowa SA, Class S(a)	548,643	4,805,664
KGHM Polska Miedz SA	1,223,022	33,725,295
KRUK SA(a)	170,953	16,566,227
LPP SA	10,346	34,805,250
mBank SA(a)	149,002	15,474,878
Orange Polska SA	5,609,183	9,728,775
PGE Polska Grupa Energetyczna SA(a)	8,023,554	16,469,783
Polski Koncern Naftowy ORLEN SA	5,282,911	80,653,493
Powszechna Kasa Oszczednosci Bank Polski SA	7,933,983	71,650,015
Powszechny Zaklad Ubezpieczen SA	5,356,609	53,645,630
Santander Bank Polska SA(a)	333,504	30,004,796
Tauron Polska Energia SA(a)	10,990,098	11,389,132
Warsaw Stock Exchange(c)	468,246	4,166,967

		608,079,702

Qatar — 0.9%
Al Meera Consumer Goods Co. QSC	1,379,200	5,220,946
Baladna(a)	10,388,966	4,023,313
Barwa Real Estate Co.	15,708,967	11,274,337
Commercial Bank PSQC (The)	30,115,589	46,909,513
Doha Bank QPSC	15,009,924	7,078,105
Dukhan Bank	11,252,152	12,893,506
Estithmar Holding QPSC(a)	9,216,194	5,641,689
Gulf International Services QSC	9,170,753	6,613,762
Industries Qatar QSC	14,175,506	48,028,193
Masraf Al Rayan QSC	49,910,347	30,370,039
Medicare Group	1,719,872	2,830,205
Mesaieed Petrochemical Holding Co.	44,301,168	22,340,148
Ooredoo QPSC	6,978,106	20,673,034
Qatar Aluminum Manufacturing Co.	28,628,893	10,460,639
Qatar Electricity & Water Co. QSC	4,732,410	23,203,526
Qatar Fuel QSC	3,661,760	16,071,365
Qatar Gas Transport Co. Ltd.	22,515,411	22,880,981
Qatar International Islamic Bank QSC	9,283,815	25,169,852
Qatar Islamic Bank SAQ	15,607,566	82,658,847
Qatar National Bank QPSC	42,378,162	181,269,609
Qatar National Cement Co. QSC	129,745	124,567
Qatar Navigation QSC	3,970,276	10,412,932

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
United Development Co. QSC	21,090,906	$6,469,964
Vodafone Qatar QSC	26,098,994	13,238,952

		615,858,024

Russia — 0.0%
Aeroflot PJSC(a)(d)	12,448,217	1,298
Alrosa PJSC(a)(d)	22,555,750	2,353
Credit Bank of Moscow PJSC(a)(d)	131,641,331	13,730
Detsky Mir PJSC(a)(b)(d)	5,639,776	588
Federal Grid Co. Unified Energy System PJSC(a)(d)	2,175,770,000	227
Gazprom PJSC(a)(d)	101,307,770	10,567
Globaltrans Investment PLC, GDR(a)(d)(f)	1,523,220	159
Inter RAO UES PJSC(a)(d)	270,997,905	28,266
LSR Group PJSC, Class A(d)	498,324	52
LUKOIL PJSC(a)(d)	3,545,225	370
Magnit PJSC(a)(d)	582,606	61
Magnit PJSC, GDR(a)(d)	2	—
MMC Norilsk Nickel PJSC(a)(d)	542,170	57
Mobile TeleSystems PJSC(a)(d)	7,617,292	794
Moscow Exchange MICEX-RTS PJSC(a)(d)	12,320,031	1,285
Novatek PJSC(a)(d)	7,792,960	813
Novolipetsk Steel PJSC(a)(d)	12,759,568	1,331
OGK-2 PJSC(d)	319,608,000	33,336
Ozon Holdings PLC, ADR(a)(d)	453,223	47
PhosAgro PJSC(a)(d)	409,067	43
PhosAgro PJSC, GDR(a)(d)(f)	1	—
PhosAgro PJSC, New(a)(d)	7,905	79
Polymetal International PLC(a)(d)	3,035,664	317
Polyus PJSC(a)(d)	290,787	30
Ros Agro PLC, GDR(a)(d)(f)	300,309	31
Rosneft Oil Co. PJSC(a)(d)	9,721,202	1,014
Rostelecom PJSC(d)	8,098,021	845
Sberbank of Russia PJSC(a)(d)	91,862,230	9,581
Segezha Group PJSC(a)(b)(d)	34,454,100	3,594
Severstal PAO(a)(d)	1,835,503	191
Sistema PJSFC(d)	30,748,700	3,207
Sovcomflot PJSC(d)	4,464,400	466
Surgutneftegas PJSC(a)(d)	60,550,132	6,315
Tatneft PJSC(a)(d)	11,775,415	1,228
TCS Group Holding PLC, GDR(a)(d)(f)	1,042,828	109
Unipro PJSC(a)(d)	160,829,082	16,775
United Co. RUSAL International PJSC(a)(d)	26,465,860	2,760
VK Co. Ltd.(a)(d)	956,753	100
VTB Bank PJSC(a)(d)	25,685,534,000	2,679
X5 Retail Group NV, GDR(a)(d)	1,023,928	107
Yandex NV(a)(d)	2,640,123	275

		145,080

Saudi Arabia — 4.3%
Abdullah Al Othaim Markets Co.	4,328,190	16,792,395
ACWA Power Co.	808,592	41,565,050
Advanced Petrochemical Co.	1,218,956	13,820,186
Al Hammadi Holding	985,363	14,113,334
Al Masane Al Kobra Mining Co.	591,105	8,461,959
Al Moammar Information Systems Co.	196,443	8,716,406
Al Rajhi Bank	17,888,781	343,898,907
Aldrees Petroleum and Transport Services Co.	538,220	19,519,536
Alinma Bank	9,178,748	90,183,124
Almarai Co. JSC	2,281,694	38,534,674
Alujain Corp.	559,187	7,420,480
AngloGold Ashanti Ltd.	3,813,957	64,924,725

Security	Shares	Value

Saudi Arabia (continued)
Arab National Bank	5,860,114	$40,273,954
Arabian Cement Co./Saudi Arabia	801,193	7,365,947
Arabian Contracting Services Co.	227,528	12,709,347
Arabian Internet & Communications Services Co.	248,532	23,352,847
Arriyadh Development Co.	1,498,884	8,543,896
Astra Industrial Group	421,836	10,327,859
Bank AlBilad	4,556,881	52,039,019
Bank Al-Jazira	3,683,715	17,399,189
Banque Saudi Fransi	5,597,135	57,167,733
Bupa Arabia for Cooperative Insurance Co.	747,754	40,192,288
City Cement Co.	951,871	5,171,886
Co. for Cooperative Insurance (The)	746,682	23,093,360
Dallah Healthcare Co.	335,396	12,519,281
Dar Al Arkan Real Estate Development Co.(a)	4,921,067	24,400,697
Dr Sulaiman Al Habib Medical Services Group Co.	807,350	52,232,153
Eastern Province Cement Co.	669,215	7,579,467
Elm Co.	227,877	51,561,985
Emaar Economic City(a)	3,929,057	8,805,871
Etihad Etisalat Co.	3,536,939	42,577,366
Fawaz Abdulaziz Al Hokair & Co.(a)	527,147	2,973,259
Herfy Food Services Co.	365,974	3,393,229
Jarir Marketing Co.	5,411,106	21,294,422
Leejam Sports Co. JSC	320,393	13,086,854
Methanol Chemicals Co.(a)	623,173	3,797,583
Middle East Healthcare Co.(a)	438,011	6,836,944
Middle East Paper Co.	490,320	4,334,471
Mobile Telecommunications Co.	3,955,711	14,238,092
Mouwasat Medical Services Co.	953,652	27,934,504
Nahdi Medical Co.	375,819	15,195,154
National Agriculture Development Co. (The)(a)	809,628	10,536,466
National Gas & Industrialization Co.	479,044	8,160,481
National Industrialization Co.(a)	3,037,500	10,300,856
National Medical Care Co.	328,802	10,677,638
Power & Water Utility Co. for Jubail & Yanbu	476,060	9,024,533
Qassim Cement Co. (The)	549,203	9,781,441
Rabigh Refining & Petrochemical Co.(a)	3,830,595	10,538,715
Reinet Investments SCA	1,333,307	28,549,785
Riyad Bank	13,232,541	107,310,578
Riyadh Cables Group Co.	212,940	4,399,997
SABIC Agri-Nutrients Co.	2,110,097	77,324,281
Sahara International Petrochemical Co.	3,378,020	32,791,338
Saudi Airlines Catering Co.	552,612	15,868,594
Saudi Arabian Mining Co.(a)	11,905,075	128,246,058
Saudi Arabian Oil Co.(b)	23,947,323	222,991,567
Saudi Aramco Base Oil Co.	405,505	15,815,208
Saudi Awwal Bank	8,926,237	85,158,695
Saudi Basic Industries Corp.	8,159,249	192,159,669
Saudi Cement Co.	699,867	10,094,998
Saudi Ceramic Co.	520,617	4,029,037
Saudi Electricity Co.	7,519,610	41,479,597
Saudi Ground Services Co.(a)	1,231,507	10,915,310
Saudi Industrial Investment Group	2,961,178	20,354,117
Saudi Investment Bank (The)	4,357,008	19,265,726
Saudi Kayan Petrochemical Co.(a)	6,916,561	22,430,706
Saudi National Bank (The)	26,728,126	254,538,508
Saudi Pharmaceutical Industries & Medical Appliances Corp.(a)	793,880	7,941,854
Saudi Real Estate Co.(a)	2,152,073	7,624,746
Saudi Research & Media Group(a)	360,377	17,027,783

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi Tadawul Group Holding Co.	442,756	$23,341,093
Saudi Telecom Co.	18,084,222	191,898,694
Saudia Dairy & Foodstuff Co.	200,105	17,072,667
Savola Group (The)	2,291,620	23,123,257
Seera Group Holding(a)	1,991,638	15,392,879
Southern Province Cement Co.	697,439	8,683,496
Theeb Rent A Car Co.	331,842	6,320,084
United Electronics Co.	545,891	11,066,248
United International Transportation Co.	481,273	9,428,858
Yamama Cement Co.	1,312,974	11,552,169
Yanbu Cement Co.	1,019,203	9,882,595
Yanbu National Petrochemical Co.	2,326,650	26,218,494

		3,027,668,249

South Africa — 2.9%
Absa Group Ltd.	7,728,138	74,511,029
Adcock Ingram Holdings Ltd.	785,572	2,298,271
AECI Ltd.	1,388,359	7,920,667
African Rainbow Minerals Ltd.	1,085,224	10,286,211
Anglo American Platinum Ltd.	579,087	20,195,247
Aspen Pharmacare Holdings Ltd.	3,415,915	31,147,501
Astral Foods Ltd.	538,675	4,877,597
AVI Ltd.	2,478,362	9,482,484
Barloworld Ltd.	1,706,509	7,658,281
Bid Corp. Ltd.	3,117,092	70,120,953
Bidvest Group Ltd. (The)	2,619,668	39,527,371
Capitec Bank Holdings Ltd.	793,955	66,623,272
Clicks Group Ltd.	2,249,486	32,577,941
Coronation Fund Managers Ltd.	3,028,901	5,133,975
DataTec Ltd.	2,142,343	4,164,438
Dis-Chem Pharmacies Ltd.(b)	4,254,862	5,384,760
Discovery Ltd.(a)	4,752,987	36,929,086
DRDGOLD Ltd.(c)	5,457,619	5,488,621
Equites Property Fund Ltd.	8,709,092	5,806,061
Exxaro Resources Ltd.	2,258,816	20,073,979
FirstRand Ltd.	45,754,318	177,774,535
Fortress REIT Ltd., Series A, Class A(a)	12,709,084	8,943,803
Foschini Group Ltd. (The)	2,990,398	16,504,802
Gold Fields Ltd.	8,181,461	104,670,945
Grindrod Ltd.	2,733,478	1,537,174
Growthpoint Properties Ltd.	33,270,230	20,806,006
Harmony Gold Mining Co. Ltd.	5,216,263	21,615,626
Impala Platinum Holdings Ltd.	7,745,905	39,876,908
Investec Ltd.	2,848,665	16,719,408
JSE Ltd.	1,077,690	5,490,313
KAP Ltd.	30,074,129	3,949,369
Kumba Iron Ore Ltd.	589,935	12,975,759
Life Healthcare Group Holdings Ltd.	12,513,347	14,226,188
Momentum Metropolitan Holdings	10,512,710	11,205,764
Motus Holdings Ltd.	1,549,542	8,324,122
Mr. Price Group Ltd.	2,222,959	15,570,718
MTN Group Ltd.	15,400,560	98,119,957
MultiChoice Group	2,723,223	11,288,001
Naspers Ltd., Class N	1,789,081	304,763,340
Nedbank Group Ltd.	4,010,643	45,831,976
Netcare Ltd.	10,300,683	7,221,660
Ninety One Ltd.	2,354,524	4,970,870
Northam Platinum Holdings Ltd.(a)	3,228,261	21,282,420
Oceana Group Ltd.	799,025	2,933,355
Old Mutual Ltd.	45,154,060	30,341,807
Omnia Holdings Ltd.	1,434,942	4,131,964

Security	Shares	Value

South Africa (continued)
OUTsurance Group Ltd., NVS	6,966,770	$14,756,198
Pepkor Holdings Ltd.(b)	13,902,042	11,999,115
Pick n Pay Stores Ltd.	3,585,031	6,615,744
PSG Financial Services Ltd.	5,557,507	4,119,942
Redefine Properties Ltd.	58,007,567	10,990,463
Remgro Ltd.	4,690,117	39,251,946
Resilient REIT Ltd.	4,444,330	9,326,386
Reunert Ltd.	1,986,321	6,320,256
Sanlam Ltd.	16,333,875	58,943,796
Santam Ltd.	248,172	3,907,286
Sappi Ltd.(c)	5,230,420	11,108,930
Sasol Ltd.	5,126,836	66,065,264
Shoprite Holdings Ltd.	4,656,719	65,055,980
Sibanye Stillwater Ltd.	25,414,676	38,346,604
SPAR Group Ltd. (The)	1,590,341	8,652,769
Standard Bank Group Ltd.	12,293,897	125,777,275
Super Group Ltd./South Africa	4,430,014	7,992,088
Telkom SA SOC Ltd.(a)(c)	3,170,196	4,552,628
Thungela Resources Ltd.	1,189,133	9,445,060
Tiger Brands Ltd.	1,438,532	12,425,614
Truworths International Ltd.	3,238,793	12,426,949
Vodacom Group Ltd.	5,505,458	31,443,934
Vukile Property Fund Ltd.(c)	11,468,958	8,125,743
Wilson Bayly Holmes-Ovcon Ltd.(a)	688,923	4,139,010
Woolworths Holdings Ltd.	8,919,243	35,034,654

		2,078,108,169

South Korea — 12.2%
ABLBio Inc.(a)(c)	378,602	5,197,974
Advanced Nano Products Co. Ltd.(c)	85,752	10,213,559
AfreecaTV Co. Ltd.(c)	89,363	5,514,392
Ahnlab Inc.(c)	65,721	3,223,196
Alteogen Inc.(a)(c)	335,724	11,474,622
Amorepacific Corp.(c)	259,941	26,290,528
Amorepacific Group(c)	261,901	6,655,823
Ananti Inc.(a)(c)	922,571	5,702,370
Asiana Airlines Inc.(a)	418,161	3,506,782
BGF retail Co. Ltd.	73,056	8,638,197
BH Co. Ltd.(c)	282,039	5,132,693
Bioneer Corp.(a)(c)	223,337	7,227,842
BNK Financial Group Inc.	2,084,388	10,744,959
Boryung(c)	396,438	2,813,444
Bukwang Pharmaceutical Co. Ltd.(a)	454,901	2,321,806
Cellivery Therapeutics Inc.(a)(c)(d)	290,576	1,321,689
Celltrion Healthcare Co. Ltd.(c)	952,948	46,628,576
Celltrion Inc.(c)	989,286	107,660,215
Celltrion Pharm Inc.(a)(c)	162,479	8,442,496
Chabiotech Co. Ltd.(a)(c)	593,667	7,894,191
Cheil Worldwide Inc.	486,661	6,937,349
Chong Kun Dang Pharmaceutical Corp.(c)	86,904	5,709,157
Chunbo Co. Ltd.(c)	48,404	5,503,006
CJ CGV Co. Ltd.(a)(c)	271,154	1,610,078
CJ CheilJedang Corp.	69,439	15,691,463
CJ Corp.(c)	130,860	6,952,869
CJ ENM Co. Ltd.(a)	97,594	4,294,062
CJ Logistics Corp.	88,992	5,307,837
Classys Inc.	31,697	931,665
Com2uSCorp.(c)	97,081	3,477,081
Cosmax Inc.(a)	87,468	10,145,365
CosmoAM&T Co. Ltd.(a)	213,328	25,394,227
Cosmochemical Co. Ltd.(a)(c)	260,066	8,531,415

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Coway Co. Ltd.	444,195	$14,504,295
Creative & Innovative System(a)(c)	575,009	4,870,611
CS Wind Corp.(c)	228,239	10,950,416
Cuckoo Homesys Co. Ltd.(c)	71,844	1,233,127
Daeduck Electronics Co. Ltd./New	380,786	8,305,544
Daejoo Electronic Materials Co. Ltd.(c)	128,461	9,584,146
Daesang Corp.(c)	287,701	3,900,150
Daewoo Engineering & Construction Co. Ltd.(a)(c)	1,927,248	6,698,059
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(c)	372,748	10,806,966
Daewoong Co. Ltd.(c)	204,307	2,201,354
Daewoong Pharmaceutical Co. Ltd.(c)	54,803	4,320,984
Daishin Securities Co. Ltd.	439,563	4,786,877
Danal Co. Ltd.(a)(c)	681,370	1,977,958
Daou Technology Inc.	318,063	4,465,341
Dawonsys Co. Ltd.(a)(c)	367,701	4,056,051
DB HiTek Co. Ltd.(c)	304,821	12,312,171
DB Insurance Co. Ltd.	430,977	26,616,024
Dentium Co. Ltd.	73,757	6,881,365
Devsisters Co. Ltd.(a)	78,919	2,748,339
DGB Financial Group Inc.	1,528,403	8,664,085
DL E&C Co. Ltd.	273,495	6,405,299
DL Holdings Co. Ltd.	118,677	3,426,477
Dong-A Socio Holdings Co. Ltd.	42,266	3,114,019
Dong-A ST Co. Ltd.(c)	81,857	3,811,487
Dongjin Semichem Co. Ltd.(c)	339,077	8,728,944
DongKook Pharmaceutical Co. Ltd.(c)	317,023	3,375,471
Dongkuk CM Co. Ltd.(a)(c)	272,072	1,677,614
Dongkuk Steel Mill Co. Ltd/New(a)(c)	516,139	3,873,727
Dongsuh Cos. Inc.	343,173	4,644,517
Dongwon F&B Co. Ltd.	59,970	1,360,934
Doosan Bobcat Inc.	508,707	20,671,592
Doosan Co. Ltd.(c)	76,042	6,755,269
Doosan Enerbility Co. Ltd.(a)	3,984,629	54,841,064
Doosan Engine Co. Ltd.(a)	382,781	3,119,777
Doosan Fuel Cell Co. Ltd.(a)(c)	427,204	7,985,359
DoubleUGames Co. Ltd.	109,710	3,541,751
Douzone Bizon Co. Ltd.	213,079	5,459,043
Duk San Neolux Co. Ltd.(a)	147,525	4,762,483
Echo Marketing Inc.	215,091	1,666,765
Ecopro BM Co. Ltd.(c)	449,960	110,190,552
Ecopro Co. Ltd.(c)	182,925	173,535,208
Ecopro HN Co. Ltd.(c)	123,501	8,662,513
E-MART Inc.(c)	133,547	7,447,389
EM-Tech Co. Ltd.	65,766	2,970,479
Enchem Co. Ltd.(a)(c)	102,988	5,187,157
Eo Technics Co. Ltd.(c)	94,384	12,069,964
Eoflow Co. Ltd.(a)	318,404	6,371,405
Eugene Technology Co. Ltd.(c)	216,857	5,631,785
F&F Co. Ltd./New	150,011	11,673,365
Fila Holdings Corp.	442,280	12,663,899
Foosung Co. Ltd.(c)	571,399	5,048,044
GC Cell Corp.(c)	117,005	3,318,779
GemVax & Kael Co. Ltd.(a)(c)	369,977	3,705,277
Geneone Life Science Inc.(a)	727,841	2,148,780
Genexine Inc.(a)(c)	353,940	2,688,848
Geolit Energy Co. Ltd., NVS	259,158	1,816,779
GOLFZON Co. Ltd.(c)	49,334	3,410,694
Grand Korea Leisure Co. Ltd.(a)(c)	426,787	5,217,668

Security	Shares	Value

South Korea (continued)
Green Cross Corp.	56,497	$4,937,163
Green Cross Holdings Corp.(c)	215,585	2,278,232
GS Engineering & Construction Corp.	510,006	5,598,513
GS Holdings Corp.	351,183	9,967,587
GS Retail Co. Ltd.	381,904	6,829,212
HAESUNG DS Co. Ltd.	122,008	6,318,304
Hana Financial Group Inc.	2,664,651	79,626,765
Hana Materials Inc.(c)	98,370	3,296,243
Hana Micron Inc.(c)	407,682	6,535,739
Hana Tour Service Inc.(a)(c)	152,349	5,600,282
Hanall Biopharma Co. Ltd.(a)	388,409	6,969,710
Handsome Co. Ltd.	147,487	2,115,468
Hanil Cement Co. Ltd./New	297,465	2,838,520
Hankook & Co. Co. Ltd.(c)	290,351	2,392,108
Hankook Tire & Technology Co. Ltd.	658,907	19,286,956
Hanmi Pharm Co. Ltd.	60,901	13,562,499
Hanmi Science Co. Ltd.	190,960	5,201,105
Hanmi Semiconductor Co. Ltd.	429,385	19,374,740
Hanon Systems	1,765,153	12,153,375
Hansae Co. Ltd.	214,233	3,160,374
Hansol Chemical Co. Ltd.(c)	81,958	9,996,155
Hanssem Co. Ltd.(c)	100,005	4,474,499
Hanwha Aerospace Co. Ltd.	340,082	29,297,785
Hanwha Corp.	331,554	6,266,634
Hanwha Galleria Co. Ltd.(a)	1,273,706	1,272,093
Hanwha Investment & Securities Co. Ltd.(a)	1,166,149	2,206,421
Hanwha Life Insurance Co. Ltd.(a)(c)	3,571,489	6,787,869
Hanwha Solutions Corp.(a)	905,475	24,922,984
Hanwha Systems Co. Ltd.	777,786	7,891,794
HD Hyundai Co. Ltd.	411,102	18,364,344
HD Hyundai Construction Equipment Co. Ltd.	147,704	7,942,433
HD Hyundai Energy Solutions Co. Ltd.	63,478	1,491,219
HD Hyundai Heavy Industries Co. Ltd.(a)	198,068	19,572,253
HD Hyundai Infracore Co. Ltd.(c)	1,199,656	9,534,805
HD Hyundai Infracore Co. Ltd.	227,853	12,118,473
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	380,061	35,539,182
HDC Hyundai Development Co-Engineering & Construction, Class E	419,393	3,270,682
Hite Jinro Co. Ltd.	361,386	5,302,194
HK inno N Corp.(c)	121,452	3,395,807
HL Mando Co. Ltd.	288,395	9,129,775
HLB Inc.(a)(c)	1,094,143	23,851,186
HLB Life Science Co. Ltd.(a)(c)	926,681	6,045,975
HMM Co. Ltd.	2,255,803	28,397,731
Hotel Shilla Co. Ltd.(c)	271,909	18,113,020
HPSP Co. Ltd.	292,486	7,217,681
Hugel Inc.(a)(c)	71,510	6,065,044
Humasis Co. Ltd.(a)(c)	1,330,751	2,532,127
Hwaseung Enterprise Co. Ltd.(c)	247,403	1,430,408
HYBE Co. Ltd.(a)	172,451	32,928,066
Hydro Lithium Inc.(c)	132,594	2,056,085
Hyosung Advanced Materials Corp.	24,702	8,431,585
Hyosung Corp.	104,406	5,004,046
Hyosung Heavy Industries Corp.(a)	10,164	1,541,806
Hyosung TNC Corp.	25,745	6,436,033
Hyundai Autoever Corp.	84,189	11,176,121
Hyundai Bioscience Co. Ltd.(a)(c)	364,875	7,490,352
Hyundai Department Store Co. Ltd.(c)	157,014	8,236,731
Hyundai Elevator Co. Ltd.(c)	273,053	9,291,438

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hyundai Engineering & Construction Co. Ltd.	634,130	$17,008,613
Hyundai Feed Inc.(a)(c)	556,490	2,189,950
Hyundai Glovis Co. Ltd.	168,548	21,977,221
Hyundai Green Food, NVS(c)	267,462	2,545,619
Hyundai Home Shopping Network Corp.	62,623	2,065,942
Hyundai Marine & Fire Insurance Co. Ltd.	505,060	11,548,379
Hyundai Mipo Dockyard Co. Ltd.(a)(c)	222,991	15,328,914
Hyundai Mobis Co. Ltd.	554,203	96,755,513
Hyundai Motor Co.	1,249,452	178,526,953
Hyundai Rotem Co. Ltd.(a)	688,457	15,999,755
Hyundai Steel Co.	825,606	22,575,666
Hyundai Wia Corp.	170,480	7,418,765
Il Dong Pharmaceutical Co. Ltd.(a)(c)	158,724	1,924,771
Iljin Hysolus Co. Ltd.(a)(c)	119,507	2,297,804
Iljin Materials Co. Ltd.(c)	216,985	7,982,680
Industrial Bank of Korea	2,067,342	16,818,230
Innocean Worldwide Inc.	99,277	3,051,996
Innox Advanced Materials Co. Ltd.(c)	157,011	4,510,956
Intellian Technologies Inc.(c)	99,676	6,492,024
INTOPS Co. Ltd.(c)	116,692	2,605,705
IS Dongseo Co. Ltd.(a)(c)	171,295	4,109,491
ISC Co. Ltd.	66,329	5,013,253
ISU Chemical Co. Ltd.	205,805	3,167,156
ISU Specialty Chemical, NVS	29,609	6,294,783
IsuPetasys Co. Ltd.	293,795	7,635,225
ITM Semiconductor Co. Ltd.(a)(c)	98,998	1,803,103
JB Financial Group Co. Ltd.	1,345,652	9,875,429
Jeisys Medical Inc.(a)	265,496	2,816,156
Jeju Air Co. Ltd.(a)	411,273	4,027,163
Jusung Engineering Co. Ltd.(c)	390,728	8,079,934
JW Pharmaceutical Corp.	186,336	6,485,935
JYP Entertainment Corp.(c)	280,561	23,794,343
Kakao Corp.	2,804,104	101,766,697
Kakao Games Corp.(a)(c)	310,307	6,666,217
Kakao Pay Corp.(a)(c)	241,520	8,242,032
KakaoBank Corp.(c)	1,511,259	30,061,470
Kangwon Land Inc.	615,306	7,214,172
KB Financial Group Inc.	3,486,197	142,014,436
KCC Corp.	44,977	7,424,515
KCC Glass Corp.	118,219	3,741,335
KEPCO Engineering & Construction Co. Inc.(c)	146,454	7,326,510
KEPCO Plant Service & Engineering Co. Ltd.	252,885	6,413,560
Kia Corp.	2,376,034	144,020,992
KIWOOM Securities Co. Ltd.	119,663	9,339,204
KMW Co. Ltd.(a)(c)	279,680	2,356,522
Koh Young Technology Inc.(c)	585,771	5,751,202
Kolmar BNH Co. Ltd.(c)	136,823	1,912,373
Kolmar Korea Co. Ltd.(c)	187,629	8,194,184
Kolon Industries Inc.	191,392	7,345,318
Komipharm International Co. Ltd.(a)(c)	482,994	1,986,392
Korea Aerospace Industries Ltd.	685,653	26,187,538
Korea Electric Power Corp.(a)	2,276,825	30,643,152
Korea Gas Corp.(a)	131,528	2,494,811
Korea Investment Holdings Co. Ltd.	322,890	12,683,594
Korea Line Corp.(a)	1,803,878	2,448,507
Korea Petrochemical Ind Co. Ltd.(c)	36,704	3,567,908
Korea Zinc Co. Ltd.	74,669	29,729,704
Korean Air Lines Co. Ltd.	1,678,711	28,908,994
Korean Reinsurance Co.	1,102,808	6,607,156
Krafton Inc.(a)	255,312	29,891,712

Security	Shares	Value

South Korea (continued)
KT Corp.	306,255	$7,638,974
KT&G Corp.	944,932	62,083,228
Kum Yang Co. Ltd.(a)(c)	306,071	29,804,431
Kumho Petrochemical Co. Ltd.	150,388	14,179,456
Kumho Tire Co. Inc.(a)(c)	1,270,403	4,748,050
Kyung Dong Navien Co. Ltd.	99,868	3,961,369
L&C Bio Co. Ltd.(c)	232,084	6,397,300
L&F Co. Ltd.(c)	231,401	37,544,091
Lake Materials Co. Ltd.(a)(c)	359,049	4,595,414
LEENO Industrial Inc.(c)	83,587	10,611,045
LegoChem Biosciences Inc.(a)(c)	279,563	7,442,148
LF Corp.	219,420	2,418,683
LG Chem Ltd.	446,185	196,458,736
LG Corp.	822,950	51,054,302
LG Display Co. Ltd.(a)	2,040,942	20,648,081
LG Electronics Inc.	957,167	71,233,814
LG Energy Solution(a)(c)	417,931	171,772,296
LG H&H Co. Ltd.	80,549	28,265,961
LG Innotek Co. Ltd.(c)	127,756	26,046,264
LG Uplus Corp.	1,293,475	10,219,366
LIG Nex1 Co. Ltd.(c)	136,572	8,746,425
Lotte Chemical Corp.	164,929	17,021,413
Lotte Chilsung Beverage Co. Ltd.	45,798	4,497,565
Lotte Fine Chemical Co. Ltd.	174,959	7,986,801
LOTTE Reit Co. Ltd.	1,971,123	5,077,118
Lotte Rental Co. Ltd.	105,675	2,217,180
Lotte Shopping Co. Ltd.	108,586	5,828,182
Lotte Tour Development Co. Ltd.(a)(c)	587,493	7,604,103
Lotte Wellfood Co. Ltd.(c)	28,411	2,393,107
LS Corp.(c)	169,739	13,733,911
LS Electric Co. Ltd.(c)	175,943	13,265,814
Lunit Inc.(a)	56,079	7,303,997
LX Holdings Corp.(c)	585,780	3,592,467
LX International Corp.	298,878	6,852,921
LX Semicon Co. Ltd.(c)	110,885	7,460,282
Mcnex Co. Ltd.	147,977	3,253,513
MedPacto Inc.(a)(c)	154,676	1,714,632
Medytox Inc.(c)	52,828	9,872,635
MegaStudyEdu Co. Ltd.(c)	103,863	4,043,296
Meritz Financial Group Inc.	968,342	40,016,950
Mezzion Pharma Co. Ltd.(a)	124,810	4,674,178
Mirae Asset Securities Co. Ltd.	1,982,357	9,977,722
MNTech Co. Ltd.(c)	255,305	3,925,144
Myoung Shin Industrial Co. Ltd.(a)(c)	385,635	6,219,671
Namhae Chemical Corp.	288,944	1,679,635
Nanomedics Co. Ltd.(a)	716,015	4,314,675
Naturecell Co. Ltd.(a)(c)	559,833	3,262,544
NAVER Corp.	1,191,406	192,855,462
NCSoft Corp.	125,701	23,881,832
Neowiz Games Corp.(a)	143,634	3,826,082
NEPES Corp.(a)(c)	227,825	3,044,786
Netmarble Corp.(a)(b)	164,504	5,326,140
Nexen Tire Corp.	350,878	2,113,695
Nexon Games Co. Ltd.(a)(c)	296,755	3,945,346
NH Investment & Securities Co. Ltd.	947,719	7,379,063
NHN Corp.(a)	198,637	3,903,416
NHN KCP Corp.(c)	367,219	2,523,228
NICE Holdings Co. Ltd.	271,977	2,887,733
NICE Information Service Co. Ltd.(c)	400,136	2,963,857
NKMax Co. Ltd.(a)(c)	411,328	4,574,362

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
NongShim Co. Ltd.(c)	34,887	$12,091,471
OCI Co. Ltd.(a)(c)	55,247	5,318,683
OCI Holdings Co. Ltd.(c)	119,067	8,281,198
Orion Corp./Republic of Korea	222,274	20,470,855
Orion Holdings Corp.(c)	268,851	3,093,393
Oscotec Inc.(a)(c)	328,837	6,958,181
Ottogi Corp.(c)	18,612	5,178,748
Pan Ocean Co. Ltd.	2,303,180	7,762,926
Paradise Co. Ltd.(a)(c)	519,957	6,621,350
Park Systems Corp.	67,535	9,183,385
Partron Co. Ltd.	544,174	3,336,071
Pearl Abyss Corp.(a)(c)	248,247	9,057,178
People & Technology Inc.	194,889	10,309,346
PharmaResearch Co. Ltd.(c)	84,063	9,203,000
Pharmicell Co. Ltd.(a)	609,575	3,205,419
PI Advanced Materials Co. Ltd.(c)	177,900	3,990,907
Poongsan Corp.(c)	294,014	7,843,490
Posco DX Co. Ltd.(c)	539,245	22,844,220
POSCO Future M Co. Ltd.(c)	285,242	96,812,385
POSCO Holdings Inc.(c)	656,565	287,078,748
Posco International Corp.(c)	491,326	29,419,862
PSK Inc.(c)	236,788	3,351,250
Rainbow Robotics(a)(c)	94,433	10,798,612
RFHIC Corp.(c)	196,420	2,584,117
S&S Tech Corp.(c)	210,769	7,539,818
S-1 Corp.	154,449	6,516,391
Sam Chun Dang Pharm Co. Ltd.(a)(c)	156,756	10,409,369
Sam Kang M&T Co. Ltd.(a)(c)	439,684	7,175,797
Samchully Co. Ltd.	20,343	1,685,300
Samsung Biologics Co. Ltd.(a)(b)	162,203	90,366,830
Samsung C&T Corp.	735,885	58,221,946
Samsung Electro-Mechanics Co. Ltd.(c)	485,790	49,678,359
Samsung Electronics Co. Ltd.	43,414,938	2,195,764,678
Samsung Engineering Co. Ltd.(a)	1,453,569	37,340,327
Samsung Fire & Marine Insurance Co. Ltd.	277,548	51,701,838
Samsung Heavy Industries Co. Ltd.(a)	5,919,831	39,420,196
Samsung Life Insurance Co. Ltd.	722,202	36,912,408
Samsung SDI Co. Ltd.	499,897	231,852,840
Samsung SDS Co. Ltd.	297,120	31,886,690
Samsung Securities Co. Ltd.	480,408	13,558,993
Samyang Foods Co. Ltd.(c)	51,677	7,591,841
Samyang Holdings Corp.	44,815	2,365,336
SD Biosensor Inc.(c)	342,181	3,236,330
Sebang Co. Ltd.	130,687	1,225,295
Sebang Global Battery Co. Ltd.	78,497	3,553,669
Seegene Inc.(c)	350,096	5,870,821
Seobu T&D(c)	622,664	4,632,818
Seojin System Co. Ltd.(a)(c)	327,839	3,986,923
Seoul Semiconductor Co. Ltd.(c)	515,696	4,601,435
SFA Engineering Corp.(c)	259,950	6,532,009
SFA Semicon Co. Ltd.(a)(c)	947,942	3,577,505
Shin Poong Pharmaceutical Co. Ltd.(a)(c)	322,173	4,394,931
Shinhan Financial Group Co. Ltd.	3,881,232	104,256,201
Shinsegae Inc.(c)	55,153	8,458,630
Shinsegae International Inc.(c)	157,732	2,251,218
SIMMTECH Co. Ltd.(c)	247,151	6,761,514
SK Biopharmaceuticals Co. Ltd.(a)(c)	277,643	17,977,593
SK Bioscience Co. Ltd.(a)(c)	223,087	12,400,644
SK Chemicals Co. Ltd.	112,416	5,343,414
SK D&D Co. Ltd.	80,645	1,317,268

Security	Shares	Value

South Korea (continued)
SK Discovery Co. Ltd.	116,590	$3,693,872
SK Gas Ltd.	39,429	3,754,100
SK Hynix Inc.	4,964,911	456,524,214
SK IE Technology Co. Ltd.(a)(b)	220,161	15,012,014
SK Inc.	298,390	32,581,193
SK Innovation Co. Ltd.(a)	504,176	67,625,654
SK Networks Co. Ltd.(c)	1,757,781	9,582,230
SK Square Co. Ltd.(a)	901,656	30,719,305
SKC Co. Ltd.(c)	161,696	11,173,977
SL Corp.(c)	175,464	4,744,801
SM Entertainment Co. Ltd.	110,067	11,438,121
SNT Motiv Co. Ltd.	99,065	3,665,913
S-Oil Corp.	387,732	21,415,992
SOLUM Co. Ltd.(a)	475,073	10,930,026
Solus Advanced Materials Co. Ltd.	185,531	4,582,211
Soulbrain Co. Ltd.(c)	46,948	8,069,544
SPG Co. Ltd.	166,776	4,125,835
Ssangyong Motor Co.(a)	451,237	3,000,346
ST Pharm Co. Ltd.(c)	115,781	7,103,670
STCUBE(a)(c)	468,799	4,690,603
Studio Dragon Corp.(a)(c)	124,873	4,870,714
Sungwoo Hitech Co. Ltd.(c)	548,709	4,190,601
Taihan Electric Wire Co. Ltd.(a)(c)	613,110	6,116,149
TCC Steel	155,006	6,469,500
Tera Resource Co. Ltd.(a)(d)	49,111	—
TKG Huchems Co. Ltd.	272,572	4,563,007
Tokai Carbon Korea Co. Ltd.(c)	55,096	3,820,247
Tongyang Life Insurance Co. Ltd.(a)	633,193	2,114,561
TY Holdings Co. Ltd./Korea	243,255	1,279,172
Unid Co. Ltd.	36,736	1,613,137
Vaxcell-Bio Therapeutics Co. Ltd.(a)(c)	116,237	3,689,671
Webzen Inc.	156,475	1,681,464
Wemade Co. Ltd.(c)	200,863	5,473,726
Wonik Holdings Co. Ltd.(a)	1	2
WONIK IPS Co. Ltd.(c)	304,837	7,099,908
Wonik QnC Corp.(c)	209,314	4,439,899
Woori Financial Group Inc.(c)	5,425,690	48,812,411
W-Scope Chungju Plant Co. Ltd.(a)	45,310	2,262,500
Wysiwyg Studious Co. Ltd.(a)(c)	1,274,936	2,905,181
YG Entertainment Inc.(c)	133,245	8,208,772
Youlchon Chemical Co. Ltd.(c)	138,723	3,366,242
Youngone Corp.	220,184	8,936,313
Youngone Holdings Co. Ltd.	69,859	3,958,550
Yuanta Securities Korea Co. Ltd.	1,126,521	2,166,557
Yuhan Corp.	485,984	26,751,341
Yungjin Pharmaceutical Co. Ltd.(a)	1,042,742	1,954,245
Yunsung F&C Co. Ltd.(c)	25,421	3,620,570
Zinus Inc.(c)	122,578	2,445,934

		8,675,978,190

Taiwan — 15.7%
AcBel Polytech Inc.(c)	8,227,565	11,959,108
Accton Technology Corp.(c)	4,621,000	68,919,158
Acer Inc.(c)	26,947,872	30,897,873
Acter Group Corp. Ltd.	478,000	2,345,757
Actron Technology Corp.(c)	724,000	3,927,477
ADATA Technology Co. Ltd.(c)	2,962,820	8,057,273
Adimmune Corp.(a)(c)	3,470,000	3,614,489
Advanced Ceramic X Corp.(c)	444,000	2,693,677
Advanced Energy Solution Holding Co. Ltd.(c)	294,000	5,756,119
Advanced Wireless Semiconductor Co.(a)(c)	1,709,000	5,194,382

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Advantech Co. Ltd.(c)	3,910,584	$42,083,084
Airtac International Group	1,249,292	35,987,553
Alchip Technologies Ltd.(c)	649,000	49,926,156
Alexander Marine Co. Ltd.(c)	278,000	3,652,691
Allied Supreme Corp.(c)	431,000	3,780,977
Amazing Microelectronic Corp.(c)	888,448	3,033,139
Ambassador Hotel (The)	904,000	1,626,527
Andes Technology Corp.(c)	418,000	5,484,744
AP Memory Technology Corp.(c)	891,000	9,127,711
Apex International Co. Ltd.(c)	1,327,000	2,375,351
Arcadyan Technology Corp.	1,855,391	8,645,567
Ardentec Corp.(c)	5,715,546	11,187,459
ASE Technology Holding Co. Ltd.(c)	28,592,222	105,827,486
Asia Cement Corp.(c)	19,054,050	23,867,829
Asia Optical Co. Inc.(c)	2,932,000	5,866,515
Asia Pacific Telecom Co. Ltd.(a)	20,985,173	4,105,243
Asia Vital Components Co. Ltd.(c)	3,233,884	33,831,873
ASMedia Technology Inc.(c)	252,000	7,753,811
ASPEED Technology Inc.(c)	261,800	22,084,733
ASROCK Inc.(c)	556,000	4,064,442
Asustek Computer Inc.(c)	6,381,000	80,394,155
AUO Corp.(c)	58,877,400	32,877,871
AURAS Technology Co. Ltd.(c)	796,000	7,128,925
Bank of Kaohsiung Co. Ltd.(c)	24,666,151	9,674,918
BES Engineering Corp.(c)	22,275,000	7,027,465
Bizlink Holding Inc.(c)	1,132,729	8,860,276
Bora Pharmaceuticals Co. Ltd.(c)	514,099	11,541,909
Brighton-Best International Taiwan Inc.(c)	5,093,000	5,272,933
Capital Securities Corp.	25,763,050	11,956,930
Career Technology MFG. Co. Ltd.(c)	5,004,498	3,561,865
Catcher Technology Co. Ltd.	5,322,000	30,111,614
Cathay Financial Holding Co. Ltd.(c)	82,434,951	117,868,515
Cathay Real Estate Development Co. Ltd.(c)	8,834,900	4,204,329
Center Laboratories Inc.(c)	4,533,230	7,316,451
Century Iron & Steel Industrial Co. Ltd.(c)	1,830,000	9,179,374
Chailease Holding Co. Ltd.	13,452,776	74,991,261
Chang Hwa Commercial Bank Ltd.	45,358,508	24,615,868
Channel Well Technology Co. Ltd.	1,929,000	5,178,889
Charoen Pokphand Enterprise(c)	3,040,700	9,256,871
Cheng Loong Corp.(c)	9,386,000	8,412,920
Cheng Shin Rubber Industry Co. Ltd.	14,458,650	17,961,397
Cheng Uei Precision Industry Co. Ltd.(c)	4,335,000	6,352,770
Chicony Electronics Co. Ltd.(c)	4,222,787	13,692,467
Chicony Power Technology Co. Ltd.(c)	1,534,000	5,631,252
Chief Telecom Inc.(c)	370,300	4,293,075
China Airlines Ltd.(c)	26,958,000	19,106,923
China Bills Finance Corp.(c)	16,881,000	7,764,496
China Development Financial Holding Corp.(a)(c)	141,834,649	52,695,394
China General Plastics Corp.(c)	4,140,386	3,136,069
China Man-Made Fiber Corp.(a)(c)	18,782,574	4,696,150
China Metal Products	5,063,146	5,725,036
China Motor Corp.	2,768,800	7,806,623
China Petrochemical Development Corp.(a)(c)	33,221,490	9,836,419
China Steel Chemical Corp.	1,633,000	5,606,972
China Steel Corp.(c)	105,153,529	87,461,668
Chin-Poon Industrial Co. Ltd.	4,531,000	5,581,078
Chipbond Technology Corp.	3,420,000	7,486,529
ChipMOS Technologies Inc.	4,791,000	5,762,212
Chlitina Holding Ltd.(c)	540,000	3,209,344

Security	Shares	Value

Taiwan (continued)
Chong Hong Construction Co. Ltd.(c)	1,855,122	$4,206,685
Chroma ATE Inc.(c)	3,360,000	29,392,729
Chung Hung Steel Corp.(c)	9,042,000	6,551,834
Chung-Hsin Electric & Machinery Manufacturing Corp.(c)	3,769,000	13,423,298
Chunghwa Precision Test Tech Co. Ltd.(c)	217,000	3,477,599
Chunghwa Telecom Co. Ltd.	32,766,000	119,459,890
Cleanaway Co. Ltd.(c)	1,216,000	7,019,477
Clevo Co.(c)	5,069,175	5,007,001
Compal Electronics Inc.(c)	37,248,000	37,190,097
Compeq Manufacturing Co. Ltd.(c)	7,134,000	10,124,335
Continental Holdings Corp.(c)	6,042,600	5,042,983
Coretronic Corp.(c)	3,360,200	8,323,800
Co-Tech Development Corp.(c)	2,957,000	6,372,178
CSBC Corp. Taiwan(a)(c)	7,386,316	5,375,009
CTBC Financial Holding Co. Ltd.	157,339,599	117,599,321
CTCI Corp.(c)	5,986,000	7,408,578
Cub Elecparts Inc.(a)(c)	815,076	3,864,563
Darfon Electronics Corp.	3,189,000	4,359,437
Delta Electronics Inc.	17,817,000	192,546,404
E Ink Holdings Inc.(c)	7,803,000	44,600,480
E.Sun Financial Holding Co. Ltd.(c)	124,790,927	95,703,499
Eclat Textile Co. Ltd.	1,617,683	25,772,558
EirGenix Inc.(a)(c)	2,040,000	6,105,118
Elan Microelectronics Corp.(c)	2,248,100	8,461,437
Elite Material Co. Ltd.(c)	2,455,000	33,534,567
Elite Semiconductor Microelectronics Technology Inc.(c)	2,470,000	5,762,405
eMemory Technology Inc.(c)	586,000	33,196,772
Ennoconn Corp.(c)	871,219	7,152,534
ENNOSTAR Inc.(a)(c)	5,123,185	7,296,747
Episil Technologies Inc(c)	2,667,036	6,604,390
Episil-Precision Inc.(c)	1,170,077	2,181,370
Eternal Materials Co. Ltd.(c)	7,728,369	7,043,544
Etron Technology Inc.(c)	2,523,660	3,264,734
Eva Airways Corp.(c)	23,636,326	23,326,715
Evergreen International Storage & Transport Corp.(c)	5,116,000	4,569,458
Evergreen Marine Corp. Taiwan Ltd.(c)	9,068,979	30,286,111
Everlight Chemical Industrial Corp.(c)	6,284,781	3,795,770
Everlight Electronics Co. Ltd.(c)	4,089,000	5,885,538
Far Eastern Department Stores Ltd.	11,172,167	8,306,869
Far Eastern International Bank	37,777,441	13,682,822
Far Eastern New Century Corp.(c)	25,513,916	22,522,369
Far EasTone Telecommunications Co. Ltd.	13,398,000	29,717,169
Faraday Technology Corp.(c)	2,041,000	21,986,221
Farglory Land Development Co. Ltd.(c)	2,911,782	5,079,626
Feng Hsin Steel Co. Ltd.(c)	4,819,000	10,188,049
Feng TAY Enterprise Co. Ltd.	4,239,833	22,314,164
First Financial Holding Co. Ltd.	98,967,526	81,679,905
Fitipower Integrated Technology Inc.	1,356,161	6,092,399
FLEXium Interconnect Inc.(c)	2,211,616	6,301,069
FocalTech Systems Co. Ltd.(c)	1,885,000	4,271,647
Formosa Chemicals & Fibre Corp.(c)	30,032,210	58,446,529
Formosa International Hotels Corp.(c)	810,000	5,717,207
Formosa Petrochemical Corp.(c)	9,195,000	22,901,914
Formosa Plastics Corp.(c)	32,914,800	82,168,904
Formosa Sumco Technology Corp.(c)	773,000	3,484,532
Formosa Taffeta Co. Ltd.(c)	7,919,000	6,338,891
Fortune Electric Co. Ltd.(c)	1,204,000	11,269,649
Foxconn Technology Co. Ltd.(c)	6,630,424	11,570,884

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Foxsemicon Integrated Technology Inc.(c)	757,000	$4,325,542
Fubon Financial Holding Co. Ltd.(c)	66,119,323	131,852,641
Fulgent Sun International Holding Co. Ltd.(c)	1,509,221	6,098,608
Fusheng Precision Co. Ltd.(c)	1,181,000	7,337,446
General Interface Solution Holding Ltd.(c)	2,474,000	4,803,003
Genius Electronic Optical Co. Ltd.(c)	683,287	8,198,519
Getac Holdings Corp.	5,087,000	11,209,593
Giant Manufacturing Co. Ltd.(c)	2,889,575	17,737,467
Gigabyte Technology Co. Ltd.	4,669,000	49,736,427
Global Mixed Mode Technology Inc.(c)	798,000	5,811,799
Global PMX Co. Ltd.(c)	524,000	2,208,882
Global Unichip Corp.(c)	804,000	36,592,374
Globalwafers Co. Ltd.(c)	1,831,000	26,295,177
Gloria Material Technology Corp.(c)	4,971,000	7,035,427
Gold Circuit Electronics Ltd.(c)	3,214,800	21,627,499
Goldsun Building Materials Co. Ltd.	11,166,425	9,406,759
Gourmet Master Co. Ltd.(c)	1,129,471	4,000,804
Grand Pacific Petrochemical(c)	10,039,000	5,292,728
Grape King Bio Ltd.	1,389,000	6,703,328
Great Tree Pharmacy Co. Ltd.(c)	816,998	9,009,984
Great Wall Enterprise Co. Ltd.	5,983,412	10,246,905
Greatek Electronics Inc.(c)	3,620,000	6,581,127
Gudeng Precision Industrial Co. Ltd.(c)	680,356	7,345,317
Hannstar Board Corp.(c)	4,046,000	6,993,901
HannStar Display Corp.(a)(c)	22,249,640	8,544,509
Highwealth Construction Corp.(c)	6,789,119	9,159,307
Hiwin Technologies Corp.(c)	2,439,498	15,664,103
Holtek Semiconductor Inc.(c)	1,921,000	3,793,118
Holy Stone Enterprise Co. Ltd.(c)	1,518,846	4,670,712
Hon Hai Precision Industry Co. Ltd.	112,059,928	374,139,223
Hota Industrial Manufacturing Co. Ltd.(c)	2,636,261	5,415,163
Hotai Finance Co. Ltd.	2,376,200	9,581,295
Hotai Motor Co. Ltd.	2,867,560	60,994,539
Hsin Kuang Steel Co. Ltd.	3,124,000	4,588,460
HTC Corp.(a)(c)	6,144,000	10,160,355
Hu Lane Associate Inc.(c)	807,000	3,651,165
Hua Nan Financial Holdings Co. Ltd.	79,664,650	51,261,259
Huaku Development Co. Ltd.(c)	3,217,000	9,039,749
IBF Financial Holdings Co. Ltd.(a)(c)	22,349,076	8,342,520
Innodisk Corp.(c)	1,081,661	9,492,787
Innolux Corp.	76,493,974	34,650,304
International CSRC Investment Holdings Co.(c)	9,077,685	5,743,185
International Games System Co. Ltd.	1,058,000	19,072,980
Inventec Corp.(c)	24,556,000	43,259,070
ITE Technology Inc.(c)	1,980,000	8,888,010
ITEQ Corp.(c)	1,932,604	5,951,982
Jentech Precision Industrial Co. Ltd.(c)	748,670	15,144,881
Jinan Acetate Chemical Co. Ltd.(c)	366,758	10,730,839
Johnson Health Tech Co. Ltd.(c)	1,222,000	2,945,934
Kaori Heat Treatment Co. Ltd.(c)	823,000	7,937,733
Kenda Rubber Industrial Co. Ltd.(c)	6,285,913	5,946,836
Kindom Development Co. Ltd.(c)	4,060,300	4,131,741
King Slide Works Co. Ltd.(c)	564,000	16,116,988
King Yuan Electronics Co. Ltd.(c)	10,127,000	24,348,732
King’s Town Bank Co. Ltd.	7,066,000	8,190,374
Kinik Co.(c)	1,248,000	5,068,746
Kinpo Electronics(c)	13,343,000	6,725,958
Kinsus Interconnect Technology Corp.(c)	2,353,000	7,806,059
LandMark Optoelectronics Corp.(c)	775,900	2,442,246
Largan Precision Co. Ltd.	887,000	56,971,255

Security	Shares	Value

Taiwan (continued)
Lien Hwa Industrial Holdings Corp.(c)	9,727,421	$18,670,332
Lite-On Technology Corp.(c)	18,467,238	78,948,612
Longchen Paper & Packaging Co. Ltd.(c)	8,282,863	3,869,531
Lotes Co. Ltd.(c)	710,849	19,210,578
Lotus Pharmaceutical Co. Ltd.(c)	1,056,000	8,370,231
M31 Technology Corp.	257,401	7,470,764
Macronix International Co. Ltd.(c)	14,329,554	15,135,891
Makalot Industrial Co. Ltd.(c)	1,885,510	19,779,042
Marketech International Corp.(c)	1,291,000	5,593,077
MediaTek Inc.(c)	13,708,572	302,321,322
Medigen Vaccine Biologics Corp.(a)(c)	2,341,607	5,613,709
Mega Financial Holding Co. Ltd.(c)	100,514,900	113,121,722
Mercuries Life Insurance Co. Ltd.(a)(c)	29,662,689	4,896,812
Merida Industry Co. Ltd.(c)	1,703,850	10,299,650
Merry Electronics Co. Ltd.(c)	1,911,751	5,164,335
Microbio Co. Ltd.(c)	4,060,572	6,502,696
Micro-Star International Co. Ltd.	6,244,000	31,223,475
Mitac Holdings Corp.(c)	9,115,053	11,555,494
momo.com Inc(c)	702,768	11,462,643
Nan Kang Rubber Tire Co. Ltd.(a)(c)	5,097,000	6,236,911
Nan Pao Resins Chemical Co. Ltd.(c)	546,000	3,409,275
Nan Ya Plastics Corp.(c)	41,613,440	86,363,958
Nan Ya Printed Circuit Board Corp.(c)	1,884,000	14,229,097
Nantex Industry Co. Ltd.(c)	2,615,000	2,985,274
Nanya Technology Corp.(c)	10,541,000	21,963,959
Nien Made Enterprise Co. Ltd.	1,299,000	12,174,423
Novatek Microelectronics Corp.(c)	5,218,000	65,229,668
Nuvoton Technology Corp.(c)	2,160,000	8,338,016
OBI Pharma Inc.(a)(c)	1,596,339	4,311,437
Oneness Biotech Co. Ltd.(c)	2,612,450	16,265,584
Orient Semiconductor Electronics Ltd.	3,764,000	5,590,479
Oriental Union Chemical Corp.	7,992,000	5,076,763
Pan Jit International Inc.(c)	3,293,200	6,615,114
Pan-International Industrial Corp.(c)	5,074,366	5,960,032
Parade Technologies Ltd.(c)	664,000	18,642,129
Pegatron Corp.	16,743,000	40,942,774
Pegavision Corp.(c)	353,171	4,265,752
PharmaEngine Inc.(c)	961,000	2,616,856
PharmaEssentia Corp.(a)(c)	2,189,000	24,582,766
Pharmally International Holding Co. Ltd.(d)	597,543	—
Phihong Technology Co. Ltd.(a)(c)	3,281,000	7,496,415
Phison Electronics Corp.(c)	1,357,000	17,993,476
Pixart Imaging Inc.(c)	1,446,000	5,779,902
Polaris Group/Tw(a)(c)	2,868,000	7,759,013
Pou Chen Corp.	17,359,000	15,575,668
Powerchip Semiconductor Manufacturing Corp.(c)	25,879,000	22,569,661
Powertech Technology Inc.(c)	4,325,000	13,508,778
Poya International Co. Ltd.(c)	490,577	7,475,732
President Chain Store Corp.	4,774,000	40,032,643
President Securities Corp.(c)	8,697,603	5,334,130
Primax Electronics Ltd.	4,702,000	9,765,174
Prince Housing & Development Corp.	11,392,995	3,753,881
Qisda Corp.(c)	13,829,000	19,403,531
Quanta Computer Inc.(c)	24,738,000	196,091,831
Quanta Storage Inc.	1,841,000	5,676,800
Radiant Opto-Electronics Corp.	3,177,000	11,906,595
Raydium Semiconductor Corp.(c)	584,000	5,886,443
RDC Semiconductor Co. Ltd.	16,230	49,025
Realtek Semiconductor Corp.(c)	4,126,110	53,921,459

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
RichWave Technology Corp.(a)(c)	901,226	$4,384,803
Ritek Corp.(a)	1	—
Ruentex Development Co. Ltd.(a)(c)	15,268,680	17,639,409
Ruentex Industries Ltd.(c)	5,613,788	10,967,922
Sanyang Motor Co. Ltd.(c)	5,299,000	12,337,216
ScinoPharm Taiwan Ltd.(c)	2,966,027	2,527,442
SDI Corp.(c)	1,379,000	4,333,302
Sensortek Technology Corp.(c)	281,000	2,949,847
Sercomm Corp.(c)	2,641,000	10,036,019
Shanghai Commercial & Savings Bank Ltd. (The)	34,368,542	45,967,490
Shihlin Electric & Engineering Corp.(c)	1,875,000	7,574,846
Shin Kong Financial Holding Co. Ltd.(a)(c)	117,120,255	34,784,953
Shin Zu Shing Co. Ltd.(c)	1,643,904	4,262,197
Shinkong Synthetic Fibers Corp.(c)	13,733,000	6,747,385
Shiny Chemical Industrial Co. Ltd.(c)	876,750	3,574,026
Sigurd Microelectronics Corp.(c)	6,234,700	11,276,666
Silergy Corp.	2,842,000	25,407,328
Simplo Technology Co. Ltd.(c)	1,262,400	12,174,645
Sinbon Electronics Co. Ltd.(c)	1,943,809	18,884,044
Sino-American Silicon Products Inc.(c)	4,506,000	22,077,720
SinoPac Financial Holdings Co. Ltd.	99,375,579	53,339,509
Sinyi Realty Inc.	5,014,704	4,500,617
Sitronix Technology Corp.(c)	1,212,000	9,487,378
Soft-World International Corp.	917,000	2,775,823
Solar Applied Materials Technology Corp.(c)	5,510,710	6,483,442
Sporton International Inc.	891,252	7,167,823
St. Shine Optical Co. Ltd.(c)	451,000	2,785,134
Standard Foods Corp.(c)	4,821,096	5,764,947
Sunny Friend Environmental Technology Co. Ltd.(c)	727,507	2,625,036
Sunonwealth Electric Machine Industry Co. Ltd.	1,493,000	6,375,834
Sunplus Technology Co. Ltd.(c)	5,399,000	5,447,319
Supreme Electronics Co. Ltd.(c)	6,984,010	10,562,759
Synmosa Biopharma Corp.(c)	3,137,903	3,605,370
Synnex Technology International Corp.(c)	11,986,250	22,973,653
Systex Corp.(c)	1,851,000	6,523,971
T3EX Global Holdings Corp.(c)	1,171,000	2,733,414
TA Chen Stainless Pipe(c)	15,494,412	17,647,911
Ta Ya Electric Wire & Cable(c)	8,734,965	10,102,440
Taichung Commercial Bank Co. Ltd.	30,186,453	13,964,552
TaiDoc Technology Corp.(c)	702,000	3,782,273
Taigen Biopharmaceuticals Holdings Ltd.(a)(c)	4,032,000	1,975,856
TaiMed Biologics Inc.(a)(c)	1,978,000	7,352,727
Tainan Spinning Co. Ltd.(c)	11,319,894	5,328,465
Taishin Financial Holding Co. Ltd.(c)	104,108,880	58,123,880
Taiwan Business Bank	57,530,152	24,073,182
Taiwan Cement Corp.(c)	54,973,182	60,268,097
Taiwan Cogeneration Corp.(c)	7,101,199	9,605,973
Taiwan Cooperative Financial Holding Co. Ltd.	95,109,032	78,378,088
Taiwan Fertilizer Co. Ltd.(c)	6,509,000	12,175,147
Taiwan Glass Industry Corp.(a)(c)	11,103,053	6,860,687
Taiwan High Speed Rail Corp.	15,899,000	14,836,306
Taiwan Hon Chuan Enterprise Co. Ltd.	2,683,674	8,783,606
Taiwan Mask Corp.(c)	2,403,000	5,252,834
Taiwan Mobile Co. Ltd.(c)	13,525,000	39,568,605
Taiwan Paiho Ltd.(c)	2,951,000	4,454,195
Taiwan Secom Co. Ltd.(c)	3,152,185	10,433,021
Taiwan Semiconductor Co. Ltd.(c)	2,345,000	6,146,897
Taiwan Semiconductor Manufacturing Co. Ltd.	223,708,000	3,843,963,595

Security	Shares	Value

Taiwan (continued)
Taiwan Shin Kong Security Co. Ltd.	6,381,577	$8,014,458
Taiwan Surface Mounting Technology Corp.	2,545,000	7,312,962
Taiwan TEA Corp.(a)(c)	9,562,000	6,915,020
Taiwan Union Technology Corp.(c)	2,580,000	10,097,051
Taiwan-Asia Semiconductor Corp.(c)	3,676,000	5,644,662
Tatung Co. Ltd.(a)(c)	14,905,000	23,644,453
TCI Co. Ltd.(c)	929,444	4,736,057
Teco Electric and Machinery Co. Ltd.(c)	11,988,000	18,761,839
Test Research Inc.(c)	1,985,400	3,727,571
Thinking Electronic Industrial Co. Ltd.(c)	880,000	4,214,983
Ton Yi Industrial Corp.	12,616,000	6,887,749
Tong Hsing Electronic Industries Ltd.(c)	1,629,600	6,761,156
Tong Yang Industry Co. Ltd.(c)	4,500,400	9,559,763
Topco Scientific Co. Ltd.	1,866,342	10,109,934
TPK Holding Co. Ltd.(c)	3,497,000	3,800,532
Transcend Information Inc.(c)	3,204,000	7,277,544
Tripod Technology Corp.(c)	3,985,000	23,601,913
TSEC Corp.(c)	5,011,756	4,861,568
TSRC Corp.(c)	6,370,900	4,709,214
TTY Biopharm Co. Ltd.	2,776,124	6,594,587
Tung Ho Steel Enterprise Corp.(c)	5,334,560	10,026,185
Tung Thih Electronic Co. Ltd.(c)	745,000	3,032,188
TXC Corp.(c)	3,066,000	9,100,767
U-Ming Marine Transport Corp.(c)	4,705,000	6,702,506
Unimicron Technology Corp.(c)	12,502,000	72,340,059
Union Bank of Taiwan(c)	14,206,260	6,441,725
Uni-President Enterprises Corp.	42,968,369	95,270,148
United Integrated Services Co. Ltd.(c)	1,370,400	9,334,812
United Microelectronics Corp.(c)	99,863,000	142,579,231
United Renewable Energy Co. Ltd.(c)	12,746,238	6,575,307
Universal Vision Biotechnology Co. Ltd.(c)	612,007	6,439,012
UPC Technology Corp.(c)	9,565,365	4,509,197
UPI Semiconductor Corp.(a)(c)	440,000	3,064,281
USI Corp.(c)	7,720,300	5,148,124
Vanguard International Semiconductor Corp.(c)	7,387,000	15,794,303
VIA Labs Inc.(c)	314,000	2,185,137
Via Technologies Inc.(c)	1,979,000	7,092,628
Visco Vision Inc.(c)	347,000	1,786,016
VisEra Technologies Co. Ltd.(c)	1,071,000	7,122,485
Visual Photonics Epitaxy Co. Ltd.(c)	1,766,000	8,066,256
Vivotek Inc.(c)	458,000	2,411,528
Voltronic Power Technology Corp.	574,493	26,074,818
Wafer Works Corp.(c)	5,214,839	6,956,805
Waffer Technology Corp.(c)	1,487,000	7,159,717
Wah Lee Industrial Corp.(c)	2,731,580	7,755,793
Walsin Lihwa Corp.	24,626,570	29,288,449
Walsin Technology Corp.(c)	2,672,597	8,262,824
Wan Hai Lines Ltd.(c)	5,839,620	8,289,089
Win Semiconductors Corp.	2,683,427	11,433,315
Winbond Electronics Corp.(a)(c)	26,606,480	21,911,853
WinWay Technology Co. Ltd.(c)	228,000	4,261,266
Wisdom Marine Lines Co. Ltd.(c)	3,628,000	5,215,212
Wistron Corp.(c)	23,911,004	87,415,110
Wistron NeWeb Corp.(c)	2,926,654	12,264,401
Wiwynn Corp.(c)	791,000	38,548,962
Wowprime Corp.(a)(c)	697,000	6,081,270
WPG Holdings Ltd.(c)	13,403,200	23,064,826
WT Microelectronics Co. Ltd.(c)	3,788,734	8,092,348
XinTec Inc.(c)	1,708,000	6,085,746
XPEC Entertainment Inc.(d)	31,000	—

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Xxentria Technology Materials Corp.	2,322,500	$5,458,032
Yageo Corp.(c)	2,955,824	44,902,692
Yang Ming Marine Transport Corp.(c)	15,277,677	20,235,901
YFY Inc.(c)	10,559,000	10,418,788
Yieh Phui Enterprise Co. Ltd.(c)	11,255,077	5,345,392
Yuanta Financial Holding Co. Ltd.	88,763,291	67,919,279
Yulon Finance Corp.	2,264,002	12,622,399
Yulon Motor Co. Ltd.(c)	5,467,276	14,285,554
YungShin Global Holding Corp.(c)	3,653,650	4,985,078
Zhen Ding Technology Holding Ltd.(c)	5,326,950	16,126,571

		11,195,114,942

Thailand — 2.2%
Advanced Info Service PCL, NVDR	10,727,300	66,133,817
Airports of Thailand PCL, NVDR(a)	38,310,700	79,285,858
Amata Corp. PCL, NVDR	14,166,530	10,309,672
AP Thailand PCL, NVDR(c)	29,442,590	10,673,897
Asset World Corp. PCL, NVDR	67,038,700	8,340,263
B Grimm Power PCL, NVDR	9,421,100	9,148,724
Bangchak Corp. PCL, NVDR	11,631,700	12,862,340
Bangkok Airways PCL, NVDR(a)	16,690,300	8,240,146
Bangkok Chain Hospital PCL, NVDR(c)	18,353,850	10,108,516
Bangkok Commercial Asset Management PCL, NVDR(c)	18,452,800	6,265,003
Bangkok Dusit Medical Services PCL, NVDR	95,626,500	76,438,347
Bangkok Expressway & Metro PCL, NVDR	70,009,985	17,291,348
Bangkok Land PCL, NVDR(a)	183,593,700	4,194,330
Banpu PCL, NVDR	66,382,700	16,291,466
BCPG PCL, NVDR	18,263,025	5,313,271
Berli Jucker PCL, NVDR(c)	10,796,800	10,400,190
Betagro PCL, NVS(c)	7,982,600	5,699,008
BTS Group Holdings PCL, NVDR(c)	77,474,900	16,253,450
Bumrungrad Hospital PCL, NVDR	5,519,500	40,803,027
Carabao Group PCL, NVDR(c)	3,666,200	9,002,552
Central Pattana PCL, NVDR	18,319,600	35,939,358
Central Plaza Hotel PCL, NVDR(a)(c)	5,483,800	7,475,338
Central Retail Corp. PCL, NVDR	18,124,517	21,321,817
CH Karnchang PCL, NVDR(c)	15,567,800	10,222,068
Charoen Pokphand Foods PCL, NVDR(c)	31,362,600	18,537,484
Chularat Hospital PCL, NVDR(c)	91,993,700	8,368,410
CK Power PCL, NVDR(c)	30,214,400	3,154,971
Com7 PCL, NVDR	4,806,600	4,426,725
CP ALL PCL, NVDR	53,264,300	99,183,750
CP Axtra PCL(c)	14,262,600	14,752,017
Delta Electronics Thailand PCL, NVDR(c)	28,873,800	89,359,822
Dohome PCL, NVDR	5,897,800	1,953,723
Dynasty Ceramic PCL, NVDR(c)	79,551,020	4,543,501
Eastern Polymer Group PCL, NVDR(c)	15,702,700	3,205,676
Electricity Generating PCL, NVDR	2,183,000	8,313,728
Energy Absolute PCL, NVDR(c)	15,777,400	28,488,476
Esso Thailand PCL, NVDR(c)	13,385,600	3,746,687
GFPT PCL, NVDR(c)	10,255,700	3,192,025
Global Power Synergy PCL, NVDR(c)	6,642,100	9,994,364
Gulf Energy Development PCL, NVDR	28,792,744	39,451,947
Gunkul Engineering PCL, NVDR(c)	53,794,441	5,522,529
Hana Microelectronics PCL, NVDR(c)	5,856,000	10,395,004
Home Product Center PCL, NVDR	58,667,075	22,933,097
Indorama Ventures PCL, NVDR	14,340,500	11,868,447
Intouch Holdings PCL, NVDR	9,071,125	18,835,985
IRPC PCL, NVDR(c)	106,841,700	7,138,167
Jasmine International PCL, NVDR(a)	73,733,300	4,211,226

Security	Shares	Value

Thailand (continued)
Jay Mart PCL, NVDR(c)	7,952,700	$5,441,578
JMT Network Services PCL, NVDR(c)	6,748,400	8,956,896
Kasikornbank PCL, NVDR	5,064,100	18,864,458
KCE Electronics PCL, NVDR(c)	6,781,400	9,862,278
Khon Kaen Sugar Industry PCL, NVDR(c)	26,009,886	2,362,302
Kiatnakin Phatra Bank PCL, NVDR(c)	5,602,000	9,594,454
Krung Thai Bank PCL, NVDR	31,490,900	17,347,574
Krungthai Card PCL, NVDR(c)	8,252,500	11,423,434
Land & Houses PCL, NVDR	63,475,400	15,038,805
Major Cineplex Group PCL, NVDR(c)	11,080,500	4,586,313
MBK PCL, NVDR	11,934,800	6,303,091
Mega Lifesciences PCL, NVDR	5,192,300	6,487,060
Minor International PCL, NVDR	31,472,060	29,861,521
Muangthai Capital PCL, NVDR	7,779,600	9,041,771
Ngern Tid Lor PCL, NVDR(c)	11,389,400	7,669,539
Origin Property PCL, NVDR(c)	17,269,100	5,224,958
Osotspa PCL, NVDR	12,521,500	10,723,532
Plan B Media PCL, NVDR	31,929,288	8,522,775
Precious Shipping PCL, NVDR(c)	10,813,600	2,826,967
Prima Marine PCL, NVDR(c)	20,268,600	3,672,370
PSG Corp. PCL, NVS(a)	39,812,900	1,136,943
PTG Energy PCL, NVDR(c)	12,347,400	3,771,781
PTT Exploration & Production PCL, NVDR	11,770,201	53,286,373
PTT Global Chemical PCL, NVDR	19,370,100	20,583,547
PTT Oil & Retail Business PCL, NVDR	24,854,400	14,472,809
PTT Public Company Ltd., NVDR	90,306,500	89,600,424
Quality Houses PCL, NVDR(c)	117,379,017	7,774,391
Ratch Group PCL, NVDR	8,062,200	8,173,214
Ratchthani Leasing PCL, NVDR	36,117,225	3,504,301
Regional Container Lines PCL, NVDR(c)	5,666,700	3,493,385
RS PCL, NVDR(c)	8,704,090	3,603,061
Sansiri PCL, NVDR	135,470,100	7,892,026
Sappe PCL(c)	1,607,600	4,589,814
SCB X PCL, NVS	7,518,800	25,322,291
SCG Packaging PCL, NVDR(c)	11,246,800	13,159,627
Siam Cement PCL (The), NVDR	6,949,500	62,085,523
Siamgas & Petrochemicals PCL, NVDR(c)	12,291,700	2,949,713
Singha Estate PCL, NVDR	14,876,599	505,180
Sino-Thai Engineering & Construction PCL, NVDR(c)	14,485,128	4,960,522
SISB PCL(c)	3,561,700	3,837,505
Sri Trang Agro-Industry PCL, NVDR(c)	10,194,660	4,248,060
Sri Trang Gloves Thailand PCL, NVDR(c)	10,900,700	2,255,905
Srisawad Corp. PCL, NVDR(c)	6,968,349	10,137,530
Supalai PCL, NVDR	16,681,800	10,332,833
Super Energy Corp. PCL, NVDR(a)(c)	205,802,700	2,996,665
Thai Oil PCL, NVDR(c)	9,482,800	13,946,903
Thai Union Group PCL, NVDR	25,936,600	10,588,904
Thai Vegetable Oil PCL, NVDR(c)	8,131,010	5,431,771
Thanachart Capital PCL, NVDR	5,850,200	8,518,945
Thonburi Healthcare Group PCL, NVDR(c)	3,891,700	7,279,399
Thoresen Thai Agencies PCL, NVDR(c)	15,643,900	2,769,745
TMBThanachart Bank PCL, NVDR	134,932,300	6,589,112
TPI Polene PCL, NVDR(c)	80,091,000	3,475,344
True Corp. PCL	98,796,856	19,449,236
TTW PCL, NVDR(c)	28,190,800	7,124,683
WHA Corp. PCL, NVDR	98,903,900	14,676,830

		1,577,927,538

Turkey — 0.9%
Akbank TAS	29,974,018	32,244,489

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey (continued)
Aksa Akrilik Kimya Sanayii AS	1,697,204	$5,097,281
Alarko Holding AS(c)	2,280,231	10,954,753
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,539,354	10,242,259
Aselsan Elektronik Sanayi Ve Ticaret AS	13,293,472	19,108,855
BIM Birlesik Magazalar AS	4,279,274	40,393,670
Borusan Mannesmann Boru Sanayi ve Ticaret AS(a)	250,198	7,116,344
Dogan Sirketler Grubu Holding AS	16,902,061	8,948,872
Dogus Otomotiv Servis ve Ticaret AS	482,987	5,158,802
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	36,659,230	11,770,477
Enerjisa Enerji AS(b)	4,403,589	8,438,735
Eregli Demir ve Celik Fabrikalari TAS(a)	13,537,886	21,756,965
Ford Otomotiv Sanayi AS	693,267	22,383,078
Girisim Elektrik Taahhut Ticaret Ve Sanayi AS(a)	1,188,691	4,128,349
Haci Omer Sabanci Holding AS	10,060,934	22,495,235
Hektas Ticaret TAS(a)	10,369,002	9,941,233
Is Gayrimenkul Yatirim Ortakligi AS(a)	7,313,739	5,215,250
Is Yatirim Menkul Degerler AS	3,520,989	5,602,959
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	9,127,440	8,527,988
KOC Holding AS	7,278,192	38,619,193
Kontrolmatik Enerji Ve Muhendislik AS, NVS	817,993	8,418,637
Koza Altin Isletmeleri AS	9,402,801	10,001,615
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	2,789,862	6,830,019
Mavi Giyim Sanayi Ve Ticaret AS, Class B(b)	2,163,642	8,720,886
Migros Ticaret AS	1,244,230	16,153,419
MLP Saglik Hizmetleri AS(a)(b)	1,179,098	5,604,193
ODAS Elektrik Uretim ve Sanayi Ticaret AS(a)	10,266,573	5,048,328
Oyak Cimento Fabrikalari AS(a)	3,746,195	8,888,718
Pegasus Hava Tasimaciligi AS(a)	524,104	17,145,476
Petkim Petrokimya Holding AS(a)	13,586,266	10,386,920
Sasa Polyester Sanayi AS(a)	9,674,547	19,099,086
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS, NVS(a)	1,373,173	3,895,417
Sok Marketler Ticaret AS	3,606,572	8,388,711
TAV Havalimanlari Holding AS(a)(c)	2,796,525	12,823,163
Tekfen Holding AS	2,902,895	5,182,141
Tofas Turk Otomobil Fabrikasi AS	1,080,078	10,900,020
Turk Hava Yollari AO(a)	5,353,200	49,039,525
Turk Traktor ve Ziraat Makineleri AS	182,465	6,215,497
Turkcell Iletisim Hizmetleri AS	11,524,304	24,033,037
Turkiye Is Bankasi AS, Class C	32,803,767	25,824,728
Turkiye Petrol Rafinerileri AS	9,068,519	47,860,281
Turkiye Sinai Kalkinma Bankasi AS(a)	17,754,495	4,719,187
Turkiye Sise ve Cam Fabrikalari AS	13,887,194	26,603,753
Ulker Biskuvi Sanayi AS(a)	2,481,945	5,666,064
Yapi ve Kredi Bankasi AS	30,737,795	18,255,959

		663,849,567

United Arab Emirates — 1.3%
Abu Dhabi Commercial Bank PJSC	27,606,515	64,863,660
Abu Dhabi Islamic Bank PJSC	13,476,318	38,231,210
Abu Dhabi National Oil Co. for Distribution PJSC	29,495,519	30,595,679
Agthia Group PJSC	3,217,725	4,459,085
Air Arabia PJSC	25,295,272	20,316,105
Ajman Bank PJSC(a)	10,075,555	6,693,263
Al Yah Satellite Communications Co.	12,707,799	8,716,623
Aldar Properties PJSC	36,608,398	52,400,631
Amanat Holdings PJSC	25,262,206	7,428,038
Americana Restaurants International PLC	20,151,279	24,194,702

Security	Shares	Value

United Arab Emirates (continued)
Aramex PJSC	6,149,920	$4,249,315
Dana Gas PJSC	45,547,240	11,456,451
Dubai Financial Market PJSC	16,104,842	7,055,982
Dubai Investments PJSC	22,904,642	15,465,154
Dubai Islamic Bank PJSC	26,796,952	41,139,975
Emaar Properties PJSC	60,853,162	116,945,148
Emirates Central Cooling Systems Corp.	18,168,353	9,136,866
Emirates NBD Bank PJSC	17,876,041	79,544,163
Emirates Telecommunications Group Co. PJSC	31,761,570	171,562,632
First Abu Dhabi Bank PJSC	40,357,010	150,271,431
Gulf Navigation Holding PJSC(a)	2,930,401	5,720,385
Multiply Group(a)	35,907,686	37,227,716
National Central Cooling Co. PJSC	2,612,343	2,617,322
Taaleem Holdings PJSC, NVS(a)	3,315,928	3,764,612

		914,056,148

Total Common Stocks — 97.7% (Cost: $67,243,903,483)		69,564,896,094

Preferred Stocks

Brazil — 1.3%
Alpargatas SA, Preference Shares, NVS	2,351,002	3,992,675
Azul SA, Preference Shares, NVS	2,683,545	7,852,216
Banco ABC Brasil SA
Preference Shares, NVS	1,816,747	6,812,733
Preference Shares, NVS	82,168	303,647
Banco Bradesco SA, Preference Shares, NVS	47,752,059	144,161,162
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	2,887,935	7,138,119
Banco Pan SA, Preference Shares, NVS	3,671,939	6,488,114
Bradespar SA, Preference Shares, NVS	2,242,108	10,187,181
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	2,337,057	18,282,850
Cia. de Saneamento do Parana, Preference Shares, NVS	1,796,083	1,653,889
Cia. Energetica de Minas Gerais, Preference Shares, NVS	12,452,945	31,006,313
Cia. Ferro Ligas da Bahia - FERBASA, Preference Shares, NVS	525,113	4,907,509
Gerdau SA, Preference Shares, NVS	10,411,938	54,350,945
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	2,423,946	3,441,068
Itau Unibanco Holding SA, Preference Shares, NVS	43,429,019	240,558,555
Itausa SA, Preference Shares, NVS	46,533,120	86,825,866
Marcopolo SA, Preference Shares, NVS	8,335,151	10,200,021
Metalurgica Gerdau SA, Preference Shares, NVS	6,479,768	15,466,495
Petroleo Brasileiro SA, Preference Shares, NVS	42,734,698	275,632,567
Randon SA Implementos e Participacoes, Preference Shares, NVS	2,963,266	7,162,750
Unipar Carbocloro SA, Class B, Preference Shares, NVS	548,673	8,564,619
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	6,020,267	8,364,099

		953,353,393

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares, NVS	4,813,765	12,139,361

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile (continued)
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,300,223	$80,523,801

		92,663,162

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	4,188,134	27,849,223

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(a)(d)	58,972,077	6,151

South Korea — 0.5%
Hyundai Motor Co.
Preference Shares, NVS	204,814	15,762,208
Series 2, Preference Shares, NVS	318,516	25,065,677
LG Chem Ltd., Preference Shares, NVS	73,260	18,907,770
Samsung Electronics Co. Ltd., Preference Shares, NVS	7,389,517	301,639,754

		361,375,409

Total Preferred Stocks — 2.0% (Cost: $1,327,539,404)		1,435,247,338

Rights

Brazil — 0.0%
Itausa SA, (Expires 09/29/23, Strike Price BRL 6.50)(a)	647,162	361,999
Marfrig Global Foods SA, (Expires 09/25/23, Strike Price BRL 7.21)(a)	1,705,502	41,329

		403,328

China — 0.0%
Kangmei Pharmaceutical Co. Ltd., (Expires 12/31/49)(a)	576,845	1

Kuwait — 0.0%
Al Ahli Bank of Kuwait KSCP, (Expires 09/17/23, Strike Price KWD 0.20)(a)	565,543	33,024

South Korea — 0.0%
CJ CGV Co. Ltd., (Expires 09/07/23)(a)	381,935	569,254
SK Innovation Co. Ltd., (Expires 09/19/23, Strike Price KRW 139,600.00)(a)	38,390	1,099,347

		1,668,601

Total Rights — 0.0% (Cost: $2,255,487)		2,104,954

Total Long-Term Investments — 99.7% (Cost: $68,573,698,374)		71,002,248,386

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(g)(h)(i)	3,361,190,978	$3,362,199,335
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(g)(h)	74,110,000	74,110,000

Total Short-Term Securities — 4.8% (Cost: $3,435,106,948)		3,436,309,335

Total Investments — 104.5% (Cost: $72,008,805,322)		74,438,557,721

Liabilities in Excess of Other Assets — (4.5)%		(3,226,784,329)

Net Assets — 100.0%		$71,211,773,392

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $5,181,870, representing less than 0.05% of its net assets as of period end, and an original cost of $5,199,770.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,638,128,613	$724,009,185	(a)	$—		$61,157	$380	$3,362,199,335	3,361,190,978	$72,333,073	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	589,510,000	—		(515,400,000	)(a)	—	—	74,110,000	74,110,000	7,670,843		109

						$61,157	$380	$3,436,309,335		$80,003,916		$109

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	3,444	09/15/23	$168,635	$(2,657,237)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,657,237	$—	$—	$—	$2,657,237

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,674,094	$—	$—	$—	$1,674,094

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$4,788,652	$—	$—	$—	$4,788,652

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$366,844,796

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Core MSCI Emerging Markets ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$9,922,461,983	$59,629,350,132	$13,083,979	$69,564,896,094
Preferred Stocks	1,073,865,778	361,375,409	6,151	1,435,247,338
Rights	1,535,699	569,255	—	2,104,954
Short-Term Securities
Money Market Funds	3,436,309,335	—	—	3,436,309,335

	$14,434,172,795	$59,991,294,796	$13,090,130	$74,438,557,721

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(2,657,237)	$—	$—	$(2,657,237)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments August 31, 2023	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 7.6%
Ambev SA	94,358	$263,712
Atacadao SA	12,300	25,484
B3 SA - Brasil, Bolsa, Balcao	120,991	315,912
Banco Bradesco SA	31,160	83,311
Banco BTG Pactual SA	25,873	169,646
Banco do Brasil SA	17,466	166,123
Banco Santander Brasil SA	6,191	33,893
BB Seguridade Participacoes SA	14,432	88,538
CCR SA	21,648	54,469
Centrais Eletricas Brasileiras SA	26,609	189,464
Cia. de Saneamento Basico do Estado de Sao Paulo	7,175	83,920
Cia. Siderurgica Nacional SA	13,899	33,989
Cosan SA	25,912	91,675
CPFL Energia SA	5,043	34,777
Energisa SA	3,732	34,742
Eneva SA(a)	18,696	45,003
Engie Brasil Energia SA	5,515	46,908
Equatorial Energia SA	19,661	125,699
Hapvida Participacoes e Investimentos SA(a)(b)	112,422	96,711
Hypera SA	7,667	60,366
JBS SA	13,489	50,120
Klabin SA	14,678	67,461
Localiza Rent a Car SA	19,474	248,731
Lojas Renner SA	20,008	64,767
Magazine Luiza SA(a)	65,436	36,470
Natura & Co. Holding SA(a)	18,245	55,928
Petroleo Brasileiro SA	76,629	534,479
PRIO SA(a)	16,974	159,112
Raia Drogasil SA	26,730	148,331
Rede D’Or Sao Luiz SA(b)	12,454	72,078
Rumo SA	28,290	127,681
Sendas Distribuidora SA	28,044	65,749
Suzano SA	17,015	172,313
Telefonica Brasil SA	7,011	58,542
Tim SA	17,600	51,214
TOTVS SA	10,742	60,174
Ultrapar Participacoes SA	16,359	59,991
Vale SA	69,905	918,694
Vibra Energia SA	25,871	96,441
WEG SA	34,973	253,396

		5,346,014

China — 59.5%
360 Security Technology Inc., Class A(a)	9,331	14,311
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	4,100	13,897
3SBio Inc.(b)	41,000	34,287
AAC Technologies Holdings Inc.	21,500	41,647
Advanced Micro-Fabrication Equipment Inc., Class A(a)	1,467	30,791
AECC Aviation Power Co. Ltd., Class A	4,100	22,094
Agricultural Bank of China Ltd., Class A	98,400	46,769
Agricultural Bank of China Ltd., Class H	615,000	210,794
Aier Eye Hospital Group Co. Ltd., Class A	16,312	40,424
Air China Ltd., Class A(a)	28,700	34,152
Akeso Inc.(a)(b)(c)	12,000	52,706
Alibaba Group Holding Ltd.(a)	340,320	3,949,800
Alibaba Health Information Technology Ltd.(a)	116,000	68,486
Aluminum Corp. of China Ltd., Class A	20,500	16,646
Aluminum Corp. of China Ltd., Class H	82,000	39,560

Security	Shares	Value

China (continued)
Anhui Conch Cement Co. Ltd., Class A	4,100	$14,482
Anhui Conch Cement Co. Ltd., Class H	20,500	57,081
ANTA Sports Products Ltd.	25,840	291,300
Autohome Inc., ADR	1,517	43,841
AVIC Industry-Finance Holdings Co. Ltd., Class A	16,499	8,368
AviChina Industry & Technology Co. Ltd., Class H	70,000	31,370
Baidu Inc.(a)	47,156	842,170
Bank of Beijing Co. Ltd., Class A	28,790	17,679
Bank of Chengdu Co. Ltd., Class A	8,200	15,438
Bank of China Ltd., Class A	46,200	23,799
Bank of China Ltd., Class H	1,640,000	555,824
Bank of Communications Co. Ltd., Class A	57,400	43,795
Bank of Communications Co. Ltd., Class H	164,200	93,980
Bank of Hangzhou Co. Ltd., Class A	8,299	12,785
Bank of Jiangsu Co. Ltd., Class A	24,660	24,177
Bank of Nanjing Co. Ltd., Class A	16,400	17,849
Bank of Ningbo Co. Ltd., Class A	9,110	32,750
Bank of Shanghai Co. Ltd., Class A	28,790	23,537
Baoshan Iron & Steel Co. Ltd., Class A	36,900	30,724
BeiGene Ltd.(a)	14,086	225,966
Beijing Dabeinong Technology Group Co. Ltd., Class A	12,300	10,965
Beijing Enlight Media Co. Ltd., Class A	8,200	10,525
Beijing Enterprises Holdings Ltd.	8,500	31,845
Beijing Enterprises Water Group Ltd.	82,000	18,892
Beijing Kingsoft Office Software Inc., Class A	578	31,336
Beijing New Building Materials PLC, Class A	4,100	16,849
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	36,900	25,859
Bilibili Inc.(a)	4,245	64,143
BOC Aviation Ltd.(b)	4,100	30,752
BOE Technology Group Co. Ltd., Class A	61,500	33,869
Bosideng International Holdings Ltd.	82,000	32,178
BYD Co. Ltd., Class A	2,700	92,605
BYD Co. Ltd., Class H	20,500	643,919
BYD Electronic International Co. Ltd.	21,500	99,577
Caitong Securities Co. Ltd., Class A	15,720	17,305
CGN Power Co. Ltd., Class H(b)	205,000	51,225
Changchun High & New Technology Industry Group Inc., Class A	810	15,329
Changjiang Securities Co. Ltd., Class A	20,500	16,843
Chaozhou Three-Circle Group Co. Ltd., Class A	4,100	18,075
China Baoan Group Co. Ltd., Class A	8,200	12,004
China Cinda Asset Management Co. Ltd., Class H	123,000	12,062
China CITIC Bank Corp. Ltd., Class H	164,000	72,991
China Coal Energy Co. Ltd., Class H	41,000	27,969
China Communications Services Corp. Ltd., Class H	82,800	37,277
China Conch Venture Holdings Ltd.	41,000	40,284
China Construction Bank Corp., Class A	8,200	6,764
China Construction Bank Corp., Class H	1,968,370	1,053,178
China CSSC Holdings Ltd., Class A	8,200	31,986
China Eastern Airlines Corp. Ltd., Class A(a)	32,921	19,653
China Energy Engineering Corp. Ltd.	49,200	15,481
China Everbright Bank Co. Ltd., Class A	65,600	27,133
China Everbright Environment Group Ltd.	82,000	29,869
China Feihe Ltd.(b)	84,000	50,502
China Galaxy Securities Co. Ltd., Class H	82,000	44,113
China Gas Holdings Ltd.	58,600	59,811
China Greatwall Technology Group Co. Ltd., Class A	8,200	12,261
China Hongqiao Group Ltd.	41,000	40,812
China International Capital Corp. Ltd., Class H(b)	32,800	62,997

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Jinmao Holdings Group Ltd.	140,000	$19,823
China Jushi Co. Ltd., Class A	8,273	15,873
China Life Insurance Co. Ltd., Class A	4,193	20,561
China Life Insurance Co. Ltd., Class H	164,000	248,565
China Literature Ltd.(a)(b)	8,200	32,931
China Longyuan Power Group Corp. Ltd., Class H	82,000	64,911
China Medical System Holdings Ltd.	41,000	59,051
China Mengniu Dairy Co. Ltd.	66,000	221,923
China Merchants Bank Co. Ltd., Class A	27,000	117,281
China Merchants Bank Co. Ltd., Class H	82,456	326,511
China Merchants Energy Shipping Co. Ltd., Class A	8,200	6,636
China Merchants Port Holdings Co. Ltd.	48,000	57,422
China Merchants Securities Co. Ltd., Class A	16,450	32,153
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	9,381	17,635
China Minsheng Banking Corp. Ltd., Class A	41,000	21,286
China Minsheng Banking Corp. Ltd., Class H	123,000	39,506
China National Building Material Co. Ltd., Class H	82,000	41,678
China National Chemical Engineering Co. Ltd., Class A	16,400	17,540
China National Nuclear Power Co. Ltd., Class A	32,800	32,461
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	4,100	12,433
China Oilfield Services Ltd., Class H	44,000	49,831
China Overseas Land & Investment Ltd.	82,300	173,496
China Pacific Insurance Group Co. Ltd., Class A	12,300	46,905
China Pacific Insurance Group Co. Ltd., Class H	49,200	112,523
China Petroleum & Chemical Corp., Class A	53,300	44,448
China Petroleum & Chemical Corp., Class H	492,600	288,026
China Power International Development Ltd.	123,000	43,837
China Railway Group Ltd., Class A	28,700	26,458
China Railway Group Ltd., Class H	82,000	43,380
China Resources Beer Holdings Co. Ltd.	38,000	223,111
China Resources Cement Holdings Ltd.	84,000	27,824
China Resources Gas Group Ltd.	20,500	57,551
China Resources Land Ltd.	70,444	297,746
China Resources Mixc Lifestyle Services Ltd.(b)	16,400	70,867
China Resources Pharmaceutical Group Ltd.(b)	41,000	27,369
China Resources Power Holdings Co. Ltd.	48,200	94,368
China Ruyi Holdings Ltd.(a)(c)	164,000	43,489
China Shenhua Energy Co. Ltd., Class A	12,300	47,618
China Shenhua Energy Co. Ltd., Class H	62,000	180,452
China Southern Airlines Co. Ltd., Class A(a)	20,500	17,832
China Southern Airlines Co. Ltd., Class H(a)	46,000	24,436
China State Construction Engineering Corp. Ltd., Class A	49,200	38,052
China State Construction International Holdings Ltd.	40,000	44,490
China Taiping Insurance Holdings Co. Ltd.	24,640	25,924
China Three Gorges Renewables Group Co. Ltd., Class A	49,200	33,269
China Tourism Group Duty Free Corp. Ltd., Class A	4,000	59,969
China Tower Corp. Ltd., Class H(b)	820,000	79,337
China Traditional Chinese Medicine Holdings Co. Ltd.	82,000	32,054
China United Network Communications Ltd., Class A	52,700	37,789
China Vanke Co. Ltd., Class A	12,338	23,137
China Vanke Co. Ltd., Class H	41,001	47,828
China Yangtze Power Co. Ltd., Class A	28,756	87,214
China Zheshang Bank Co. Ltd., Class A	33,540	11,855
Chinasoft International Ltd.	82,000	54,349
Chongqing Changan Automobile Co. Ltd., Class A	12,352	21,313
Chongqing Zhifei Biological Products Co. Ltd., Class A	2,150	13,040
Chow Tai Fook Jewellery Group Ltd.	41,000	62,171

Security	Shares	Value

China (continued)
CITIC Ltd.	123,000	$122,065
CITIC Securities Co. Ltd., Class A	12,475	38,122
CITIC Securities Co. Ltd., Class H	41,050	80,155
CMOC Group Ltd., Class A	12,300	9,673
CMOC Group Ltd., Class H	108,000	64,429
CNPC Capital Co. Ltd., NVS	8,200	7,583
Contemporary Amperex Technology Co. Ltd., Class A	5,840	189,701
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	16,400	29,859
COSCO Shipping Holdings Co. Ltd., Class A	16,570	22,321
COSCO Shipping Holdings Co. Ltd., Class H	61,849	63,425
Country Garden Holdings Co. Ltd.(a)	252,046	28,569
Country Garden Services Holdings Co. Ltd.	43,000	49,959
CRRC Corp. Ltd., Class A	37,000	30,190
CRRC Corp. Ltd., Class H	73,000	35,943
CSC Financial Co. Ltd., Class A	8,200	29,072
CSPC Pharmaceutical Group Ltd.	168,160	126,390
Daqin Railway Co. Ltd., Class A	28,700	28,110
Daqo New Energy Corp., ADR(a)	1,555	57,488
Dongxing Securities Co. Ltd., Class A	12,399	14,129
Dongyue Group Ltd.	41,000	35,182
East Money Information Co. Ltd., Class A	20,588	44,948
ENN Energy Holdings Ltd.	17,100	134,160
ENN Natural Gas Co. Ltd., Class A	4,100	9,821
Eve Energy Co. Ltd., Class A	4,100	27,824
Everbright Securities Co. Ltd., Class A	8,297	19,569
Everdisplay Optronics Shanghai Co. Ltd.(a)	8,200	3,031
Fangda Carbon New Material Co. Ltd., Class A(a)	20,540	16,454
Far East Horizon Ltd.	4,000	2,733
First Capital Securities Co. Ltd., Class A	20,500	16,944
Flat Glass Group Co. Ltd., Class A	6,600	27,994
Focus Media Information Technology Co. Ltd., Class A	28,739	30,356
Foshan Haitian Flavouring & Food Co. Ltd., Class A	5,741	30,905
Fosun International Ltd.	41,000	25,628
Foxconn Industrial Internet Co. Ltd., Class A	12,300	36,975
Fujian Sunner Development Co. Ltd., Class A	4,100	10,968
Fuyao Glass Industry Group Co. Ltd., Class H(b)	17,200	77,827
Ganfeng Lithium Co. Ltd., Class H(b)	8,200	39,168
Ganfeng Lithium Group Co. Ltd., Class A	4,100	26,724
GCL-Poly Energy Holdings Ltd.	451,000	78,116
GD Power Development Co. Ltd., Class A	36,900	17,800
GDS Holdings Ltd., Class A(a)	21,932	32,563
Geely Automobile Holdings Ltd.	123,000	152,689
GEM Co. Ltd., Class A	24,699	21,246
Gemdale Corp., Class A	8,200	8,126
Genscript Biotech Corp.(a)	26,000	60,688
GF Securities Co. Ltd., Class A	8,200	16,965
GF Securities Co. Ltd., Class H	16,400	23,401
GoerTek Inc., Class A	4,100	8,618
Goldwind Science & Technology Co Ltd., Class A	9,653	12,594
Great Wall Motor Co. Ltd., Class A	4,100	14,728
Great Wall Motor Co. Ltd., Class H	41,000	48,577
Gree Electric Appliances Inc. of Zhuhai, Class A	4,100	20,165
Greentown China Holdings Ltd.	20,500	24,345
Guangdong Haid Group Co. Ltd., Class A	4,100	27,165
Guangdong Investment Ltd.	82,000	64,011
Guanghui Energy Co. Ltd., Class A	12,300	11,122
Guangzhou Automobile Group Co. Ltd., Class H	82,235	43,304
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	4,100	17,425

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2023	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Guangzhou Tinci Materials Technology Co. Ltd., Class A	4,100	$18,482
Guosen Securities Co. Ltd., Class A	16,400	20,920
Guotai Junan Securities Co. Ltd., Class A	16,400	32,840
Guoyuan Securities Co. Ltd., Class A	12,320	11,760
H World Group Ltd., ADR(a)	4,100	165,148
Haidilao International Holding Ltd.(b)	32,000	87,034
Haier Smart Home Co. Ltd., Class A	8,279	26,738
Haier Smart Home Co. Ltd., Class H	49,200	152,386
Haitian International Holdings Ltd.	16,000	34,357
Haitong Securities Co. Ltd., Class A	12,300	16,626
Haitong Securities Co. Ltd., Class H	49,200	30,528
Hanergy Thin Film Power Group Ltd.(d)	7,709	—
Hangzhou First Applied Material Co. Ltd., Class A	4,100	17,515
Hangzhou Tigermed Consulting Co. Ltd., Class A	100	913
Hansoh Pharmaceutical Group Co. Ltd.(b)	24,000	31,183
Henan Shuanghui Investment & Development Co. Ltd., Class A	8,200	30,264
Hengan International Group Co. Ltd.	14,000	51,931
Hengli Petrochemical Co. Ltd., Class A(a)	8,200	16,185
Hengyi Petrochemical Co. Ltd., Class A(a)	12,330	12,998
Hesteel Co. Ltd., Class A	28,700	8,911
Huadian Power International Corp. Ltd., Class A	12,300	8,599
Hualan Biological Engineering Inc., Class A	8,250	24,068
Huaneng Power International Inc., Class A(a)	16,400	18,366
Huaneng Power International Inc., Class H(a)	82,000	40,957
Huatai Securities Co. Ltd., Class A	16,400	35,846
Huatai Securities Co. Ltd., Class H(b)	16,400	21,579
Huaxia Bank Co. Ltd., Class A	20,500	15,606
Huayu Automotive Systems Co. Ltd., Class A	8,299	21,427
Hunan Valin Steel Co. Ltd., Class A	12,300	10,001
Hundsun Technologies Inc., Class A	5,600	27,706
Hygeia Healthcare Holdings Co. Ltd.(b)	8,200	41,502
Iflytek Co. Ltd., Class A	4,129	31,071
Industrial & Commercial Bank of China Ltd., Class A	73,800	46,846
Industrial & Commercial Bank of China Ltd., Class H	1,312,050	601,545
Industrial Bank Co. Ltd., Class A	24,600	53,471
Industrial Securities Co. Ltd., Class A	16,400	14,460
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	77,900	19,167
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	32,800	18,841
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,200	29,319
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	28,700	38,236
Innovent Biologics Inc.(a)(b)	20,500	91,679
Inspur Electronic Information Industry Co. Ltd., Class A	4,583	24,642
iQIYI Inc., ADR(a)	9,245	46,595
JA Solar Technology Co. Ltd., Class A	8,300	31,730
JCET Group Co. Ltd., Class A	4,100	18,366
JD Health International Inc.(a)(b)	22,550	121,582
JD Logistics Inc.(a)(b)	36,900	49,187
JD.com Inc., Class A	47,170	783,404
Jiangsu Eastern Shenghong Co. Ltd., Class A	8,200	12,946
Jiangsu Expressway Co. Ltd., Class H	38,000	34,316
Jiangsu Hengli Hydraulic Co. Ltd., Class A	4,100	35,013
Jiangsu Hengrui Medicine Co. Ltd., Class A	8,368	48,108
Jiangsu King’s Luck Brewery JSC Ltd., Class A	4,100	33,746
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	2,900	53,428
Jiangsu Zhongtian Technology Co. Ltd., Class A	4,100	8,209
Jiangxi Copper Co. Ltd., Class A	8,200	21,295
Jinduicheng Molybdenum Co. Ltd., Class A	4,100	6,124
Jinko Solar Co. Ltd.	8,200	12,124

Security	Shares	Value

China (continued)
Jiumaojiu International Holdings Ltd.(b)	28,000	$44,909
JOYY Inc., ADR	1,107	37,992
Kanzhun Ltd., ADR(a)	4,100	60,680
KE Holdings Inc., ADR(a)(c)	13,981	240,473
Kingboard Holdings Ltd.	20,500	46,520
Kingboard Laminates Holdings Ltd.	20,500	17,037
Kingdee International Software Group Co. Ltd.(a)	53,000	81,891
Kingsoft Corp. Ltd.	16,600	66,167
Koolearn Technology Holding Ltd.(a)(b)	8,500	43,083
Kuaishou Technology(a)(b)	49,200	402,747
Kunlun Energy Co. Ltd.	82,000	60,031
Kweichow Moutai Co. Ltd., Class A	1,600	406,727
LB Group Co. Ltd., Class A	8,200	20,424
Legend Biotech Corp., ADR(a)(c)	1,230	85,313
Lenovo Group Ltd.	164,000	185,373
Lens Technology Co. Ltd., Class A	12,300	20,773
Lepu Medical Technology Beijing Co. Ltd., Class A	4,100	9,122
Li Auto Inc.(a)	24,318	506,297
Li Ning Co. Ltd.	53,500	252,857
Lingyi iTech Guangdong Co., Class A	28,700	23,681
Longfor Group Holdings Ltd.(b)	41,000	86,535
LONGi Green Energy Technology Co. Ltd., Class A	12,448	45,496
Lufax Holding Ltd., ADR	13,530	16,371
Luxshare Precision Industry Co. Ltd., Class A	8,702	39,424
Luzhou Laojiao Co. Ltd., Class A	2,200	70,259
Mango Excellent Media Co. Ltd., Class A	4,100	16,652
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	16,453	15,373
Meituan, Class B(a)(b)	105,360	1,743,618
Metallurgical Corp. of China Ltd., Class A	32,800	16,403
Microport Scientific Corp.(a)(c)	20,500	35,104
MINISO Group Holding Ltd.(a)	2,255	58,404
Minth Group Ltd.	16,000	47,497
Muyuan Foods Co. Ltd., Class A	8,678	48,355
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	5,645	9,182
NARI Technology Co. Ltd., Class A	14,788	48,351
NavInfo Co. Ltd., Class A(a)	8,208	11,623
NetEase Inc.	41,075	850,970
New China Life Insurance Co. Ltd., Class A	4,100	22,841
New China Life Insurance Co. Ltd., Class H	12,300	30,771
New Hope Liuhe Co. Ltd., Class A(a)	12,300	19,714
New Oriental Education & Technology Group Inc.(a)	28,730	155,868
Nine Dragons Paper Holdings Ltd.	41,000	22,751
Ninestar Corp., Class A	4,100	15,762
Ningbo Shanshan Co. Ltd.	4,100	7,667
Ningxia Baofeng Energy Group Co. Ltd., Class A	16,400	30,914
NIO Inc., ADR(a)(c)	28,782	295,591
Nongfu Spring Co. Ltd., Class H(b)	32,800	184,218
Offshore Oil Engineering Co. Ltd., Class A	4,124	3,304
Orient Overseas International Ltd.	4,000	53,645
Orient Securities Co. Ltd., Class A	16,488	22,608
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	20,500	10,565
People’s Insurance Co. Group of China Ltd. (The), Class A	12,300	9,884
People’s Insurance Co. Group of China Ltd. (The), Class H	164,000	55,823
Perfect World Co. Ltd., Class A	4,150	7,876
PetroChina Co. Ltd., Class A	24,600	26,221
PetroChina Co. Ltd., Class H	420,000	302,974

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
PICC Property & Casualty Co. Ltd., Class H	164,322	$188,963
Pinduoduo Inc., ADR(a)	12,341	1,221,389
Ping An Bank Co. Ltd., Class A	20,500	31,351
Ping An Healthcare and Technology Co. Ltd.(a)(b)	12,900	32,200
Ping An Insurance Group Co. of China Ltd., Class A	16,400	110,110
Ping An Insurance Group Co. of China Ltd., Class H	134,000	802,277
Poly Developments and Holdings Group Co. Ltd., Class A	12,300	23,685
Pop Mart International Group Ltd.(b)	8,200	26,671
Postal Savings Bank of China Co. Ltd., Class A	36,900	24,651
Postal Savings Bank of China Co. Ltd., Class H(b)	164,000	80,890
Power Construction Corp. of China Ltd., Class A	24,600	17,410
Qifu Technology Inc.	2,574	43,758
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	8,200	20,155
Rongsheng Petrochemical Co. Ltd., Class A	16,450	27,243
SAIC Motor Corp. Ltd., Class A	12,300	24,298
Sanan Optoelectronics Co. Ltd., Class A	8,200	17,701
Sany Heavy Equipment International Holdings Co. Ltd.	41,000	63,886
Sany Heavy Industry Co. Ltd., Class A	12,353	26,319
SF Holding Co. Ltd., Class A	8,200	48,972
Shaanxi Coal Industry Co. Ltd., Class A	16,405	37,506
Shandong Gold Mining Co. Ltd., Class A	8,280	29,640
Shandong Gold Mining Co. Ltd., Class H(b)	10,250	20,640
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	6,140	27,910
Shandong Nanshan Aluminum Co. Ltd., Class A	45,100	19,322
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	49,200	48,988
Shanghai Baosight Software Co. Ltd., Class B	14,880	33,802
Shanghai Construction Group Co. Ltd., Class A	12,300	4,734
Shanghai Electric Group Co. Ltd., Class A(a)	41,000	25,160
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	8,600	32,982
Shanghai Fudan Microelectronics Group Co. Ltd	3,927	28,498
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	13,996	5,746
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,100	10,067
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	16,400	26,964
Shanghai Pudong Development Bank Co. Ltd., Class A	36,900	35,418
Shanghai Putailai New Energy Technology Co. Ltd., Class A	4,100	18,433
Shanghai RAAS Blood Products Co. Ltd., Class A	20,900	20,438
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	8,200	8,289
Shanxi Coking Coal Energy Group Co. Ltd., Class A	8,200	9,379
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	8,252	18,458
Shanxi Meijin Energy Co. Ltd., Class A(a)	12,300	12,103
Shanxi Securities Co. Ltd., Class A	16,860	14,030
Shanxi Taigang Stainless Steel Co. Ltd., Class A	12,300	6,660
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	2,360	78,534
Shenghe Resources Holding Co. Ltd., Class A	8,200	12,454
Shengyi Technology Co. Ltd., Class A	8,200	16,692
Shenwan Hongyuan Group Co. Ltd., Class A	53,394	31,990
Shenzhen Energy Group Co. Ltd., Class A	17,820	15,864
Shenzhen Inovance Technology Co. Ltd., Class A	4,197	39,407
Shenzhen International Holdings Ltd.	41,000	29,144
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,000	74,276
Shenzhen Overseas Chinese Town Co. Ltd., Class A(a)	12,300	7,365
Shenzhen Transsion Holding Co. Ltd., Class A	1,541	31,104
Shenzhou International Group Holdings Ltd.	16,400	168,040

Security	Shares	Value

China (continued)
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	4,100	$13,110
Sichuan Chuantou Energy Co. Ltd., Class A	12,305	25,293
Sichuan Road & Bridge Co. Ltd., Class A	17,288	21,139
Sino Biopharmaceutical Ltd.	181,000	68,705
Sinopec Shanghai Petrochemical Co. Ltd., Class A(a)	16,400	6,824
Sinopharm Group Co. Ltd., Class H	32,800	95,183
Sinotruk Hong Kong Ltd.	20,500	38,008
Smoore International Holdings Ltd.(b)(c)	41,000	41,421
Songcheng Performance Development Co. Ltd., Class A	8,380	14,296
SooChow Securities Co. Ltd., Class A	12,352	13,894
Sunny Optical Technology Group Co. Ltd.	12,400	101,248
Sunwoda Electronic Co. Ltd., Class A	7,100	15,449
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	4,100	10,581
TAL Education Group, ADR(a)(c)	9,348	65,903
TBEA Co. Ltd., Class A	10,660	21,537
TCL Technology Group Corp., Class A(a)	39,150	22,038
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	6,250	21,992
Tencent Holdings Ltd.	139,000	5,760,206
Tencent Music Entertainment Group, ADR(a)	14,924	101,782
Tianma Microelectronics Co. Ltd., Class A(a)	12,300	14,531
Tianqi Lithium Corp., Class A	4,100	32,403
Tianshui Huatian Technology Co. Ltd., Class A	20,700	25,548
Tingyi Cayman Islands Holding Corp.	46,000	67,542
Tongcheng Travel Holdings Ltd.(a)	16,400	36,753
TongFu Microelectronics Co. Ltd., Class A	4,100	11,477
Tongling Nonferrous Metals Group Co. Ltd., Class A	45,100	19,829
Tongwei Co. Ltd., Class A	8,295	36,557
Topsports International Holdings Ltd.(b)	41,000	33,389
TravelSky Technology Ltd., Class H	30,000	53,713
Trina Solar Co. Ltd.	4,300	20,112
Trip.com Group Ltd.(a)	11,100	437,184
Tsingtao Brewery Co. Ltd., Class H	16,000	133,050
Uni-President China Holdings Ltd.	41,000	30,323
Unisplendour Corp. Ltd., Class A(a)	6,580	24,342
Vipshop Holdings Ltd., ADR(a)	7,216	113,941
Walvax Biotechnology Co. Ltd., Class A	4,100	13,306
Wanhua Chemical Group Co. Ltd., Class A	4,800	61,857
Want Want China Holdings Ltd.	82,000	54,234
Weibo Corp., ADR	1,476	19,040
Weichai Power Co. Ltd., Class A	10,200	16,511
Weichai Power Co. Ltd., Class H	41,100	53,242
Wens Foodstuffs Group Co. Ltd., Class A	12,340	28,234
Western Securities Co. Ltd., Class A	20,500	19,015
Will Semiconductor Co. Ltd. Shanghai, Class A	3,375	42,711
Wingtech Technology Co. Ltd., Class A(a)	3,000	19,014
Wuhan Guide Infrared Co. Ltd., Class A	24,324	25,747
Wuliangye Yibin Co. Ltd., Class A	5,200	111,403
WUS Printed Circuit Kunshan Co. Ltd., Class A	4,160	12,058
WuXi AppTec Co. Ltd., Class A	4,128	46,340
WuXi AppTec Co. Ltd., Class H(b)	8,287	90,811
Wuxi Biologics Cayman Inc.(a)(b)	82,000	462,283
XCMG Construction Machinery Co. Ltd., Class A	28,900	24,037
Xiamen C & D Inc., Class A	4,100	6,126
Xiaomi Corp., Class B(a)(b)	311,600	491,212
Xinyi Solar Holdings Ltd.	124,000	103,465
XPeng Inc.(a)	23,226	208,743
Xtep International Holdings Ltd.	41,000	40,558
Yadea Group Holdings Ltd.(b)	28,000	53,834

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2023	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Yankuang Energy Group Co. Ltd., Class H	57,000	$89,484
Yihai International Holding Ltd.	19,000	35,607
Yonyou Network Technology Co. Ltd., Class A	8,230	20,532
Youngor Group Co. Ltd., Class A	4,100	3,917
Yuexiu Property Co. Ltd.	41,400	51,294
Yum China Holdings Inc.	8,651	464,472
Yunda Holding Co. Ltd., Class A	6,230	8,426
Yunnan Aluminium Co. Ltd., Class A	4,075	8,085
Yunnan Baiyao Group Co. Ltd., Class A	4,108	30,854
Yunnan Energy New Material Co. Ltd., Class A	1,700	15,519
Yutong Bus Co. Ltd., Class A	4,100	7,025
Zai Lab Ltd.(a)	21,050	54,816
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,400	53,204
Zhaojin Mining Industry Co. Ltd., Class H	41,000	57,391
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	12,300	9,160
Zhejiang China Commodities City Group Co. Ltd., Class A	4,100	4,631
Zhejiang Chint Electrics Co. Ltd., Class A	4,100	13,955
Zhejiang Dahua Technology Co. Ltd., Class A	4,100	12,164
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	4,100	31,740
Zhejiang Juhua Co. Ltd., Class A	4,100	9,227
Zhejiang NHU Co. Ltd., Class A	8,243	18,444
Zheshang Securities Co. Ltd., Class A	12,300	17,396
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	12,300	36,483
Zhongsheng Group Holdings Ltd.	20,500	62,460
Zhongtai Securities Co. Ltd.	16,400	16,478
Zhuzhou CRRC Times Electric Co. Ltd.	12,300	42,867
Zijin Mining Group Co. Ltd., Class A	24,600	41,507
Zijin Mining Group Co. Ltd., Class H	119,000	186,396
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	20,600	18,297
ZTE Corp., Class A	4,100	19,957
ZTE Corp., Class H	16,448	52,936
ZTO Express Cayman Inc., ADR	8,856	222,640

		41,781,048

India — 29.8%
ABB India Ltd.	1,230	65,052
Adani Enterprises Ltd.	3,563	104,019
Adani Green Energy Ltd.(a)	6,642	74,506
Adani Ports & Special Economic Zone Ltd.	10,906	104,241
Adani Power Ltd.(a)	15,990	61,848
Ambuja Cements Ltd.	12,874	66,569
Apollo Hospitals Enterprise Ltd.	2,132	123,882
Ashok Leyland Ltd.	28,700	63,736
Asian Paints Ltd.	7,913	311,105
Astral Ltd.	2,132	50,323
AU Small Finance Bank Ltd.(b)	5,084	44,380
Aurobindo Pharma Ltd.	5,658	56,675
Avenue Supermarts Ltd.(a)(b)	3,362	151,056
Axis Bank Ltd.	47,600	559,233
Bajaj Auto Ltd.	1,435	79,906
Bajaj Finance Ltd.	5,658	489,058
Bajaj Finserv Ltd.	8,122	145,907
Bajaj Holdings & Investment Ltd.	574	51,539
Balkrishna Industries Ltd.	1,665	46,700
Bandhan Bank Ltd.(b)	15,558	43,101
Bank of Baroda	22,140	49,994
Berger Paints India Ltd.	5,331	46,250
Bharat Electronics Ltd.	75,236	120,874

Security	Shares	Value

India (continued)
Bharat Forge Ltd.	5,359	$69,246
Bharat Petroleum Corp. Ltd.	15,252	62,696
Bharti Airtel Ltd.	46,002	475,617
Britannia Industries Ltd.	2,173	117,255
CG Power and Industrial Solutions Ltd.	14,063	72,894
Cholamandalam Investment and Finance Co. Ltd.	8,938	121,033
Cipla Ltd.	10,496	159,305
Coal India Ltd.	32,513	90,275
Colgate-Palmolive India Ltd.	1,722	40,371
Container Corp. of India Ltd.	5,822	47,247
Cummins India Ltd.	2,419	49,900
Dabur India Ltd.	12,710	84,842
Divi’s Laboratories Ltd.	2,501	108,415
DLF Ltd.	14,022	85,308
Dr. Reddy’s Laboratories Ltd.	2,255	152,539
Eicher Motors Ltd.	2,870	115,610
GAIL India Ltd.	45,958	63,824
Godrej Consumer Products Ltd.(a)	8,118	98,525
Godrej Properties Ltd.(a)	2,911	57,823
Grasim Industries Ltd.	5,658	122,304
Havells India Ltd.	5,330	89,070
HCL Technologies Ltd.	19,557	276,666
HDFC Asset Management Co. Ltd.(b)	1,604	48,907
HDFC Bank Ltd.	57,840	1,095,256
HDFC Life Insurance Co. Ltd.(b)	20,336	158,240
Hero MotoCorp Ltd.	2,091	73,607
Hindalco Industries Ltd.	25,707	142,519
Hindustan Aeronautics Ltd.	1,722	81,037
Hindustan Petroleum Corp. Ltd.	13,038	39,051
Hindustan Unilever Ltd.	16,892	510,980
ICICI Bank Ltd.	107,717	1,243,478
ICICI Lombard General Insurance Co. Ltd.(b)	4,841	76,760
ICICI Prudential Life Insurance Co. Ltd.(b)	7,545	51,359
IDFC First Bank Ltd.(a)	53,525	60,355
Indian Hotels Co. Ltd. (The), Class A	20,377	103,508
Indian Oil Corp. Ltd.	55,063	59,224
Indian Railway Catering & Tourism Corp. Ltd.	6,314	51,218
Indraprastha Gas Ltd.	6,929	39,118
Info Edge India Ltd.	1,558	81,413
Infosys Ltd.	68,552	1,187,948
InterGlobe Aviation Ltd.(a)(b)	2,870	84,385
ITC Ltd.	61,090	324,288
Jindal Steel & Power Ltd.	7,913	65,346
Jio Financial Services Ltd., NVS(a)	63,919	180,285
JSW Steel Ltd.	12,792	120,341
Jubilant Foodworks Ltd.	8,077	49,910
Kotak Mahindra Bank Ltd.	22,632	480,248
Larsen & Toubro Infotech Ltd.(b)	1,871	117,201
Larsen & Toubro Ltd.	14,268	465,525
Lupin Ltd.	4,100	54,334
Mahindra & Mahindra Ltd.	19,393	368,732
Marico Ltd.	9,594	66,017
Maruti Suzuki India Ltd.	2,788	336,683
Max Healthcare Institute Ltd.(a)	16,482	117,433
Mphasis Ltd.	1,599	46,860
MRF Ltd.	41	53,807
Muthoot Finance Ltd.	3,075	46,789
Nestle India Ltd.	697	185,022
NTPC Ltd.	85,977	228,740
Oil & Natural Gas Corp. Ltd.	62,115	130,651

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI BIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Page Industries Ltd.	123	$59,624
Petronet LNG Ltd.	16,113	41,867
PI Industries Ltd.	1,804	79,035
Pidilite Industries Ltd.	3,321	100,840
Power Finance Corp. Ltd.	17,589	55,283
Power Grid Corp. of India Ltd.	66,871	197,374
REC Ltd.	21,443	61,814
Reliance Industries Ltd.	62,812	1,824,754
Samvardhana Motherson International Ltd.	48,093	55,598
SBI Cards & Payment Services Ltd.	5,494	54,156
SBI Life Insurance Co. Ltd.(b)	9,266	144,556
Shree Cement Ltd.	205	58,913
Shriram Transport Finance Co. Ltd.	5,822	135,507
Siemens Ltd.	1,804	85,416
Sona Blw Precision Forgings Ltd.(b)	9,143	65,739
SRF Ltd.	3,116	88,609
State Bank of India	37,146	251,571
Sun Pharmaceutical Industries Ltd.	19,803	265,441
Supreme Industries Ltd.	1,023	55,084
Tata Consultancy Services Ltd.	18,819	762,243
Tata Consumer Products Ltd.	11,275	113,551
Tata Elxsi Ltd.	779	68,125
Tata Motors Ltd.	34,727	251,799
Tata Power Co. Ltd. (The)	29,889	88,422
Tata Steel Ltd.	149,691	221,994
Tech Mahindra Ltd.	11,439	165,860
Titan Co. Ltd.	7,339	275,001
Torrent Pharmaceuticals Ltd.	2,091	46,543
Trent Ltd.	3,895	96,345
Tube Investments of India Ltd.	2,501	87,549
TVS Motor Co. Ltd.	5,002	85,715
UltraTech Cement Ltd.	2,337	234,132
United Spirits Ltd.(a)	6,068	73,792
UPL Ltd.	9,635	68,755
Varun Beverages Ltd.	10,250	111,220
Vedanta Ltd.	15,252	42,700
Wipro Ltd.	26,149	128,804
Yes Bank Ltd.(a)	282,900	57,382
Zomato Ltd.(a)	92,209	108,503

		20,866,910

Russia — 0.0%
Alrosa PJSC(a)(d)	83,790	9
Gazprom PJSC(a)(d)	376,774	39
Inter RAO UES PJSC(a)(d)	1,065,900	111
LUKOIL PJSC(a)(d)	12,996	2
Magnit PJSC(a)(d)	2,131	—
Magnit PJSC, GDR(a)(d)	4	—
MMC Norilsk Nickel PJSC(a)(d)	1,995	—
Mobile TeleSystems PJSC(a)(d)	16,644	2
Moscow Exchange MICEX-RTS PJSC(a)(d)	41,040	4
Novatek PJSC(a)(d)	29,170	3
Novolipetsk Steel PJSC(a)(d)	41,610	4
Ozon Holdings PLC, ADR(a)(d)	1,881	—
PhosAgro PJSC(a)(d)	1,464	—
PhosAgro PJSC, GDR(a)(d)(e)	1	—
PhosAgro PJSC, New(a)(d)	28	—
Polymetal International PLC(a)(d)	10,488	1
Polyus PJSC(a)(d)	1,083	—
Rosneft Oil Co. PJSC(a)(d)	37,278	4
Sberbank of Russia PJSC(a)(d)	331,170	35

Security	Shares	Value

Russia (continued)
Severstal PAO(a)(d)	6,669	$1
Surgutneftegas PJSC(a)(d)	182,410	19
Tatneft PJSC(a)(d)	41,097	4
TCS Group Holding PLC, GDR(a)(d)(e)	3,884	1
United Co. RUSAL International PJSC(a)(d)	95,760	10
VK Co. Ltd.(a)(d)	4,446	1
VTB Bank PJSC(a)(d)	153,340,001	16
X5 Retail Group NV, GDR(a)(d)	2,622	—
Yandex NV(a)(d)	9,690	1

		267

Total Common Stocks — 96.9% (Cost: $94,164,089)		67,994,239

Preferred Stocks

Brazil — 2.8%
Banco Bradesco SA, Preference Shares, NVS	111,807	337,540
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	4,510	35,282
Cia. Energetica de Minas Gerais, Preference Shares, NVS	27,902	69,473
Gerdau SA, Preference Shares, NVS	22,962	119,863
Itau Unibanco Holding SA, Preference Shares, NVS	100,286	555,496
Itausa SA, Preference Shares, NVS	105,897	197,593
Petroleo Brasileiro SA, Preference Shares, NVS	98,810	637,310

		1,952,557

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(a)(d)	193,800	20

Total Preferred Stocks — 2.8% (Cost: $1,368,893)		1,952,577

Rights

Brazil — 0.0%
Itausa SA, (Expires 09/29/23, Strike Price BRL 6.50)(a)	1,472	823

China — 0.0%
Kangmei Pharmaceutical Co. Ltd., (Expires 12/31/49)(a)	2,454	—

Total Rights — 0.0% (Cost: $—)		823

Total Long-Term Investments — 99.7% (Cost: $95,532,982)		69,947,639

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	1,085,822	1,086,148
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(f)(g)	330,000	330,000

Total Short-Term Securities — 2.0% (Cost: $1,415,866)		1,416,148

Total Investments — 101.7% (Cost: $96,948,848)		71,363,787

Liabilities in Excess of Other Assets — (1.7)%		(1,163,900)

Net Assets — 100.0%		$70,199,887

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2023	iShares® MSCI BIC ETF

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,973,504	$—		$(887,010	)(a)	$344	$(690)	$1,086,148	1,085,822	$13,546	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	160,000	170,000	(a)	—		—	—	330,000	330,000	23,275		1

						$344	$(690)	$1,416,148		$36,821		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	3	09/15/23	$69	$(3)
MSCI Emerging Markets Index	3	09/15/23	147	(1,445)

				$(1,448)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,448	$—	$—	$—	$1,448

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI BIC ETF

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$15,538	$—	$—	$—	$15,538

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$4,252	$—	$—	$—	$4,252

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$315,187

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Long-Term Investments

Common Stocks	$9,132,939	$58,861,033	$267	$67,994,239
Preferred Stocks	1,952,557	—	20	1,952,577
Rights	823	—	—	823

Short-Term Securities
Money Market Funds	1,416,148	—	—	1,416,148

	$12,502,467	$58,861,033	$287	$71,363,787

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,445)	$(3)	$—	$(1,448)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 38.3%
360 Security Technology Inc., Class A(a)	40,599	$62,265
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	13,600	46,098
3SBio Inc.(b)	202,500	169,345
AAC Technologies Holdings Inc.(c)	81,500	157,870
Advanced Micro-Fabrication Equipment Inc., Class A(a)	4,600	96,551
AECC Aero-Engine Control Co. Ltd., Class A	8,400	25,828
AECC Aviation Power Co. Ltd., Class A	19,200	103,464
Agricultural Bank of China Ltd., Class A	558,900	265,644
Agricultural Bank of China Ltd., Class H	2,869,000	983,363
Aier Eye Hospital Group Co. Ltd., Class A	64,126	158,917
Air China Ltd., Class A(a)	98,700	117,451
Air China Ltd., Class H(a)	162,000	119,915
Akeso Inc.(a)(b)	52,000	228,393
Alibaba Group Holding Ltd.(a)	1,645,920	19,102,770
Alibaba Health Information Technology Ltd.(a)	486,000	286,931
Aluminum Corp. of China Ltd., Class A	100,800	81,849
Aluminum Corp. of China Ltd., Class H	444,000	214,201
Amlogic Shanghai Co. Ltd.(a)	2,875	34,607
Anhui Conch Cement Co. Ltd., Class A	25,500	90,069
Anhui Conch Cement Co. Ltd., Class H	127,000	353,626
Anhui Gujing Distillery Co. Ltd., Class A	3,000	118,656
Anhui Gujing Distillery Co. Ltd., Class B	8,425	140,153
ANTA Sports Products Ltd.	129,600	1,461,007
Apeloa Pharmaceutical Co. Ltd., Class A	100	241
Asymchem Laboratories Tianjin Co. Ltd., Class A	3,220	58,804
Autohome Inc., ADR	7,135	206,201
Avary Holding Shenzhen Co. Ltd., Class A	21,300	62,497
AVIC Industry-Finance Holdings Co. Ltd., Class A	56,700	28,756
AviChina Industry & Technology Co. Ltd., Class H	288,000	129,064
Baidu Inc.(a)	224,692	4,012,828
Bank of Beijing Co. Ltd., Class A	133,400	81,918
Bank of Chengdu Co. Ltd., Class A	24,500	46,126
Bank of China Ltd., Class A	231,200	119,099
Bank of China Ltd., Class H	7,876,000	2,669,311
Bank of Communications Co. Ltd., Class A	249,000	189,980
Bank of Communications Co. Ltd., Class H	891,000	509,964
Bank of Hangzhou Co. Ltd., Class A	54,400	83,806
Bank of Jiangsu Co. Ltd., Class A	94,758	92,901
Bank of Nanjing Co. Ltd., Class A	64,900	70,636
Bank of Ningbo Co. Ltd., Class A	40,500	145,593
Bank of Shanghai Co. Ltd., Class A	89,970	73,555
Baoshan Iron & Steel Co. Ltd., Class A	153,900	128,142
BeiGene Ltd.(a)	70,975	1,138,573
Beijing Capital International Airport Co. Ltd., Class H(a)	230,000	120,434
Beijing Dabeinong Technology Group Co. Ltd., Class A	18,500	16,493
Beijing Enlight Media Co. Ltd., Class A	42,100	54,036
Beijing Enterprises Holdings Ltd.	59,500	222,916
Beijing Enterprises Water Group Ltd.	458,000	105,518
Beijing Kingsoft Office Software Inc., Class A	3,400	184,327
Beijing New Building Materials PLC, Class A	11,100	45,616
Beijing Shiji Information Technology Co. Ltd., Class A(a)	18,626	34,710
Beijing Tongrentang Co. Ltd., Class A	8,200	63,359
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	6,160	42,357
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	194,600	136,523
Betta Pharmaceuticals Co. Ltd., Class A	5,300	36,000
Bilibili Inc.(a)	19,447	293,849

Security	Shares	Value

China (continued)
Bloomage Biotechnology Corp. Ltd.	4,071	$51,866
BOC Aviation Ltd.(b)	24,300	182,259
BOE Technology Group Co. Ltd., Class A	276,500	152,273
Bosideng International Holdings Ltd.	346,000	135,775
BYD Co. Ltd., Class A	11,100	380,708
BYD Co. Ltd., Class H	101,500	3,188,182
BYD Electronic International Co. Ltd.	81,000	375,152
C&D International Investment Group Ltd.	63,000	160,101
Caitong Securities Co. Ltd., Class A	65,780	72,411
Cambricon Technologies Corp. Ltd.(a)	2,910	63,671
CGN Power Co. Ltd., Class H(b)	1,134,000	283,363
Changchun High & New Technology Industry Group Inc., Class A	3,400	64,344
Changjiang Securities Co. Ltd., Class A	67,400	55,376
Chaozhou Three-Circle Group Co. Ltd., Class A	16,899	74,501
Chengxin Lithium Group Co. Ltd., Class A	14,500	45,528
China Cinda Asset Management Co. Ltd., Class H	1,035,000	101,497
China CITIC Bank Corp. Ltd., Class H	860,000	382,759
China Coal Energy Co. Ltd., Class H	165,000	112,559
China Communications Services Corp. Ltd., Class H	286,000	128,760
China Conch Venture Holdings Ltd.	149,500	146,889
China Construction Bank Corp., Class A	81,100	66,893
China Construction Bank Corp., Class H	9,615,000	5,144,514
China CSSC Holdings Ltd., Class A	37,000	144,325
China Eastern Airlines Corp. Ltd., Class A(a)	146,872	87,678
China Energy Engineering Corp. Ltd.	204,000	64,191
China Everbright Bank Co. Ltd., Class A	309,800	128,135
China Everbright Bank Co. Ltd., Class H	248,000	71,429
China Everbright Environment Group Ltd.	340,481	124,024
China Feihe Ltd.(b)	325,000	195,396
China Galaxy Securities Co. Ltd., Class A	24,300	38,554
China Galaxy Securities Co. Ltd., Class H	346,000	186,136
China Gas Holdings Ltd.	275,400	281,093
China Great Wall Securities Co. Ltd., Class A	57,100	68,881
China Hongqiao Group Ltd.(c)	259,000	257,815
China International Capital Corp. Ltd., Class A	8,200	43,961
China International Capital Corp. Ltd., Class H(b)	154,400	296,546
China Jushi Co. Ltd., Class A	41,300	79,240
China Life Insurance Co. Ltd., Class A	17,800	87,286
China Life Insurance Co. Ltd., Class H	750,000	1,136,730
China Literature Ltd.(a)(b)	30,000	120,478
China Longyuan Power Group Corp. Ltd., Class H	367,000	290,515
China Medical System Holdings Ltd.	163,000	234,762
China Meheco Co. Ltd., Class A	16,500	28,411
China Meidong Auto Holdings Ltd.(c)	62,000	46,695
China Mengniu Dairy Co. Ltd.	335,000	1,126,426
China Merchants Bank Co. Ltd., Class A	129,600	562,949
China Merchants Bank Co. Ltd., Class H	405,331	1,605,037
China Merchants Energy Shipping Co. Ltd., Class A	89,300	72,092
China Merchants Port Holdings Co. Ltd.	166,000	198,584
China Merchants Securities Co. Ltd., Class A	56,770	110,961
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	52,875	99,401
China Minsheng Banking Corp. Ltd., Class A	259,400	134,671
China Minsheng Banking Corp. Ltd., Class H	580,660	186,499
China National Building Material Co. Ltd., Class H	424,000	215,505
China National Chemical Engineering Co. Ltd., Class A	59,300	63,423
China National Nuclear Power Co. Ltd., Class A	130,100	128,755
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	27,000	81,874
China Oilfield Services Ltd., Class H	208,000	235,567

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Overseas Land & Investment Ltd.	365,500	$770,506
China Overseas Property Holdings Ltd.	165,000	197,006
China Pacific Insurance Group Co. Ltd., Class A	51,000	194,485
China Pacific Insurance Group Co. Ltd., Class H	234,000	535,170
China Petroleum & Chemical Corp., Class A	203,300	169,535
China Petroleum & Chemical Corp., Class H	2,488,600	1,455,099
China Power International Development Ltd.	502,000	178,912
China Railway Group Ltd., Class A	145,896	134,500
China Railway Group Ltd., Class H	379,000	200,503
China Resources Beer Holdings Co. Ltd.	164,000	962,901
China Resources Cement Holdings Ltd.	284,000	94,071
China Resources Gas Group Ltd.	93,500	262,489
China Resources Land Ltd.	345,777	1,461,495
China Resources Microelectronics Ltd.	8,542	68,704
China Resources Mixc Lifestyle Services Ltd.(b)	65,200	281,738
China Resources Pharmaceutical Group Ltd.(b)	163,000	108,810
China Resources Power Holdings Co. Ltd.	204,000	399,399
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	8,390	54,852
China Ruyi Holdings Ltd.(a)(c)	472,000	125,163
China Shenhua Energy Co. Ltd., Class A	49,800	192,797
China Shenhua Energy Co. Ltd., Class H	315,500	918,267
China Southern Airlines Co. Ltd., Class A(a)	89,700	78,027
China Southern Airlines Co. Ltd., Class H(a)	164,000	87,120
China State Construction Engineering Corp. Ltd., Class A	260,740	201,661
China State Construction International Holdings Ltd.	232,000	258,041
China Taiping Insurance Holdings Co. Ltd.	146,700	154,346
China Three Gorges Renewables Group Co. Ltd., Class A	202,500	136,930
China Tourism Group Duty Free Corp. Ltd.(b)	8,100	108,775
China Tourism Group Duty Free Corp. Ltd., Class A	12,200	182,904
China Tower Corp. Ltd., Class H(b)	4,374,000	423,193
China Traditional Chinese Medicine Holdings Co. Ltd.	334,000	130,562
China United Network Communications Ltd., Class A	224,200	160,766
China Vanke Co. Ltd., Class A	76,000	142,519
China Vanke Co. Ltd., Class H	193,800	226,071
China Yangtze Power Co. Ltd., Class A	145,900	442,502
China Zhenhua Group Science & Technology Co. Ltd., Class A	3,900	49,116
China Zheshang Bank Co. Ltd., Class A	223,310	78,928
Chinasoft International Ltd.	334,000	221,372
Chongqing Brewery Co. Ltd., Class A	3,199	40,171
Chongqing Changan Automobile Co. Ltd., Class A	63,112	108,900
Chongqing Zhifei Biological Products Co. Ltd., Class A	18,250	110,685
Chow Tai Fook Jewellery Group Ltd.	194,400	294,781
CITIC Ltd.	567,000	562,691
CITIC Securities Co. Ltd., Class A	81,090	247,800
CITIC Securities Co. Ltd., Class H	163,225	318,717
CMOC Group Ltd., Class A	132,300	104,048
CMOC Group Ltd., Class H	372,000	221,922
Contemporary Amperex Technology Co. Ltd., Class A	29,520	958,900
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	17,500	31,861
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	166,000	173,419
COSCO Shipping Holdings Co. Ltd., Class A	81,650	109,986
COSCO Shipping Holdings Co. Ltd., Class H	284,450	291,699
COSCO SHIPPING Ports Ltd.	230,000	141,608
Country Garden Holdings Co. Ltd.(a)(c)	1,215,828	137,810
Country Garden Services Holdings Co. Ltd.(c)	215,000	249,796

Security	Shares	Value

China (continued)
CRRC Corp. Ltd., Class A	221,100	$180,408
CRRC Corp. Ltd., Class H	376,000	185,132
CSC Financial Co. Ltd., Class A	32,900	116,643
CSPC Pharmaceutical Group Ltd.	811,200	609,704
Dajin Heavy Industry Co. Ltd.	8,300	28,132
Daqin Railway Co. Ltd., Class A	94,200	92,262
Daqo New Energy Corp., ADR(a)(c)	5,433	200,858
DHC Software Co. Ltd., Class A	33,900	31,286
Dong-E-E-Jiao Co. Ltd., Class A	8,400	59,911
Dongfang Electric Corp. Ltd., Class A	22,900	52,773
Dongfeng Motor Group Co. Ltd., Class H	332,000	121,784
Dongxing Securities Co. Ltd., Class A	300	342
Dongyue Group Ltd.	167,000	143,302
East Money Information Co. Ltd., Class A	97,698	213,296
Ecovacs Robotics Co. Ltd., Class A	3,600	26,250
ENN Energy Holdings Ltd.	81,100	636,279
Eve Energy Co. Ltd., Class A	14,700	99,758
Fangda Carbon New Material Co. Ltd., Class A(a)	40,940	32,796
Far East Horizon Ltd.	90,000	61,485
First Capital Securities Co. Ltd., Class A	51,800	42,814
Flat Glass Group Co. Ltd., Class A	11,100	47,081
Flat Glass Group Co. Ltd., Class H	51,000	126,655
Focus Media Information Technology Co. Ltd., Class A	101,800	107,527
Foshan Haitian Flavouring & Food Co. Ltd., Class A	31,948	171,982
Fosun International Ltd.	245,500	153,458
Foxconn Industrial Internet Co. Ltd., Class A	65,000	195,397
Fuyao Glass Industry Group Co. Ltd., Class A	8,200	42,841
Fuyao Glass Industry Group Co. Ltd., Class H(b)	68,800	311,310
Ganfeng Lithium Co. Ltd., Class H(b)(c)	38,480	183,804
Ganfeng Lithium Group Co. Ltd., Class A	12,820	83,560
G-Bits Network Technology Xiamen Co. Ltd., Class A	1,000	57,395
GCL-Poly Energy Holdings Ltd.	2,106,000	364,771
GD Power Development Co. Ltd., Class A	114,200	55,089
GDS Holdings Ltd., Class A(a)	105,668	156,888
Geely Automobile Holdings Ltd.	573,000	711,308
GEM Co. Ltd., Class A	59,000	50,751
Gemdale Corp., Class A	24,600	24,378
Genscript Biotech Corp.(a)	122,000	284,766
GF Securities Co. Ltd., Class A	53,600	110,891
GF Securities Co. Ltd., Class H	88,800	126,706
GigaDevice Semiconductor Inc., Class A	5,000	64,514
Ginlong Technologies Co. Ltd., Class A	2,800	28,871
GoerTek Inc., Class A	27,400	57,595
Goldwind Science & Technology Co Ltd., Class A	32,702	42,665
Gotion High-tech Co. Ltd., Class A(a)	10,900	36,259
Great Wall Motor Co. Ltd., Class A	24,500	88,011
Great Wall Motor Co. Ltd., Class H(c)	207,000	245,254
Gree Electric Appliances Inc. of Zhuhai, Class A	24,300	119,517
Greentown China Holdings Ltd.	97,500	115,789
Guangdong Haid Group Co. Ltd., Class A	10,900	72,219
Guangdong Investment Ltd.	332,000	259,167
Guanghui Energy Co. Ltd., Class A	51,300	46,387
Guangzhou Automobile Group Co. Ltd., Class A	65,100	90,234
Guangzhou Automobile Group Co. Ltd., Class H	254,800	134,174
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	17,000	72,251
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	5,000	36,594
Guosen Securities Co. Ltd., Class A	41,000	52,299
Guotai Junan Securities Co. Ltd., Class A	65,200	130,559

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Guoyuan Securities Co. Ltd., Class A	40,740	$38,887
H World Group Ltd., ADR(a)	20,887	841,328
Haidilao International Holding Ltd.(b)	204,000	554,842
Haier Smart Home Co. Ltd., Class A	56,900	183,767
Haier Smart Home Co. Ltd., Class H	226,800	702,463
Hainan Airport Infrastructure Co. Ltd., NVS	118,500	65,305
Haitian International Holdings Ltd.	83,000	178,229
Haitong Securities Co. Ltd., Class A	89,900	121,522
Haitong Securities Co. Ltd., Class H	226,800	140,725
Hanergy Thin Film Power Group Ltd.(d)	2,513	—
Hangzhou First Applied Material Co. Ltd., Class A	16,664	71,375
Hangzhou Robam Appliances Co. Ltd., Class A	8,200	30,976
Hangzhou Silan Microelectronics Co. Ltd., Class A	12,800	44,539
Hangzhou Tigermed Consulting Co. Ltd., Class A	6,600	60,259
Hansoh Pharmaceutical Group Co. Ltd.(b)	116,000	150,719
Henan Shuanghui Investment & Development Co. Ltd., Class A	26,556	98,010
Hengan International Group Co. Ltd.	66,500	246,672
Hengli Petrochemical Co. Ltd., Class A(a)	64,900	128,098
Hengyi Petrochemical Co. Ltd., Class A(a)	48,690	51,327
Hesteel Co. Ltd., Class A	95,300	29,588
Hithink RoyalFlush Information Network Co. Ltd., Class A	6,000	138,077
Hongfa Technology Co. Ltd., Class A	5,840	28,197
Hua Hong Semiconductor Ltd.(a)(b)	70,000	182,472
Huadian Power International Corp. Ltd., Class A	83,000	58,026
Huadong Medicine Co. Ltd., Class A	16,372	85,415
Hualan Biological Engineering Inc., Class A	16,400	47,845
Huaneng Power International Inc., Class A(a)	66,000	73,911
Huaneng Power International Inc., Class H(a)	356,000	177,814
Huatai Securities Co. Ltd., Class A	48,700	106,444
Huatai Securities Co. Ltd., Class H(b)	99,600	131,053
Huaxi Securities Co. Ltd., Class A	33,100	38,760
Huayu Automotive Systems Co. Ltd., Class A	27,200	70,225
Huizhou Desay Sv Automotive Co. Ltd., Class A	4,100	81,954
Hunan Valin Steel Co. Ltd., Class A	63,500	51,632
Hundsun Technologies Inc., Class A	10,875	53,804
Hygeia Healthcare Holdings Co. Ltd.(b)	39,800	201,437
Iflytek Co. Ltd., Class A	11,600	87,290
Imeik Technology Development Co. Ltd., Class A	1,500	90,424
Industrial & Commercial Bank of China Ltd., Class A	413,400	262,417
Industrial & Commercial Bank of China Ltd., Class H	6,414,000	2,940,673
Industrial Bank Co. Ltd., Class A	121,700	264,528
Industrial Securities Co. Ltd., Class A	73,340	64,664
Ingenic Semiconductor Co. Ltd., Class A	3,600	36,494
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	156,400	89,840
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	40,600	145,167
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	121,500	161,871
Innovent Biologics Inc.(a)(b)	113,000	505,352
Inspur Electronic Information Industry Co. Ltd., Class A	8,500	45,702
iQIYI Inc., ADR(a)	44,308	223,312
JA Solar Technology Co. Ltd., Class A	17,288	66,091
JCET Group Co. Ltd., Class A	11,800	52,823
JD Health International Inc.(a)(b)	112,050	604,136
JD Logistics Inc.(a)(b)	192,700	256,864
JD.com Inc., Class A	233,694	3,881,214
Jiangsu Eastern Shenghong Co. Ltd., Class A	49,100	77,520
Jiangsu Expressway Co. Ltd., Class H	172,000	155,327
Jiangsu Hengli Hydraulic Co. Ltd., Class A	11,920	101,856
Jiangsu Hengrui Medicine Co. Ltd., Class A	35,776	205,678

Security	Shares	Value

China (continued)
Jiangsu King’s Luck Brewery JSC Ltd., Class A	8,200	$67,477
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	10,603	195,342
Jiangsu Yangnong Chemical Co. Ltd., Class A	2,990	26,248
Jiangsu Zhongtian Technology Co. Ltd., Class A	26,000	52,056
Jiangxi Copper Co. Ltd., Class A	38,200	98,872
Jiangxi Copper Co. Ltd., Class H	97,000	151,078
Jinko Solar Co. Ltd.	45,993	68,159
JiuGui Liquor Co. Ltd., Class A	2,400	29,535
Jiumaojiu International Holdings Ltd.(b)	85,000	136,331
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	32,929	51,638
Jointown Pharmaceutical Group Co. Ltd., Class A	39,438	55,979
JOYY Inc., ADR	4,749	162,986
Juneyao Airlines Co. Ltd., Class A(a)	24,100	52,525
Kanzhun Ltd., ADR(a)	21,789	322,477
KE Holdings Inc., ADR(a)	65,430	1,125,396
Kingboard Holdings Ltd.	81,000	183,809
Kingboard Laminates Holdings Ltd.	82,000	68,149
Kingdee International Software Group Co. Ltd.(a)	282,000	435,722
Kingsoft Corp. Ltd.	99,800	397,797
Koolearn Technology Holding Ltd.(a)(b)(c)	40,500	205,164
Kuaishou Technology(a)(b)	230,100	1,883,580
Kunlun Energy Co. Ltd.	432,000	316,260
Kunlun Tech Co. Ltd., Class A(a)	8,300	41,160
Kweichow Moutai Co. Ltd., Class A	7,618	1,936,527
LB Group Co. Ltd., Class A	38,900	96,887
Legend Biotech Corp., ADR(a)(c)	5,817	403,467
Lenovo Group Ltd.	804,000	908,782
Lens Technology Co. Ltd., Class A	48,700	82,247
Lepu Medical Technology Beijing Co. Ltd., Class A	21,400	47,612
Li Auto Inc.(a)	111,448	2,320,329
Li Ning Co. Ltd.	248,500	1,174,487
Longfor Group Holdings Ltd.(b)	203,000	428,452
LONGi Green Energy Technology Co. Ltd., Class A	48,856	178,562
Luxshare Precision Industry Co. Ltd., Class A	48,741	220,818
Luzhou Laojiao Co. Ltd., Class A	10,200	325,745
Mango Excellent Media Co. Ltd., Class A	16,300	66,203
Maxscend Microelectronics Co. Ltd., Class A	5,120	87,213
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	46,684	43,620
Meituan, Class B(a)(b)	510,850	8,454,133
Microport Scientific Corp.(a)	89,100	152,575
Ming Yang Smart Energy Group Ltd., Class A	14,200	29,118
MINISO Group Holding Ltd.(a)	9,735	252,136
Minth Group Ltd.	76,000	225,610
Montage Technology Co. Ltd., Class A	8,400	59,145
Muyuan Foods Co. Ltd., Class A	36,811	205,117
NARI Technology Co. Ltd., Class A	51,393	168,036
NAURA Technology Group Co. Ltd., Class A	3,400	126,738
NavInfo Co. Ltd., Class A(a)	29,227	41,387
NetEase Inc.	194,500	4,029,545
New China Life Insurance Co. Ltd., Class A	16,400	91,362
New China Life Insurance Co. Ltd., Class H	77,700	194,383
New Hope Liuhe Co. Ltd., Class A(a)	38,900	62,348
New Oriental Education & Technology Group Inc.(a)	154,160	836,357
Ninestar Corp., Class A	17,200	66,121
Ningbo Deye Technology Co. Ltd., NVS	2,700	34,206
Ningbo Ronbay New Energy Technology Co. Ltd.	4,496	31,483
Ningbo Shanshan Co. Ltd.	22,600	42,263
Ningbo Tuopu Group Co. Ltd., Class A	8,600	92,177

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Ningxia Baofeng Energy Group Co. Ltd., Class A	56,800	$107,068
NIO Inc., ADR(a)(c)	139,977	1,437,564
Nongfu Spring Co. Ltd., Class H(b)	175,200	983,994
Oppein Home Group Inc., Class A	3,800	51,144
Orient Overseas International Ltd.	14,500	194,464
Orient Securities Co. Ltd., Class A	48,844	66,973
Ovctek China Inc., Class A	8,300	30,073
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	64,800	33,397
People’s Insurance Co. Group of China Ltd. (The), Class A	32,700	26,276
People’s Insurance Co. Group of China Ltd. (The), Class H	892,000	303,622
Perfect World Co. Ltd., Class A	16,796	31,875
PetroChina Co. Ltd., Class A	137,700	146,775
PetroChina Co. Ltd., Class H	2,142,000	1,545,166
Pharmaron Beijing Co. Ltd., Class A	5,400	22,074
PICC Property & Casualty Co. Ltd., Class H	736,740	847,220
Pinduoduo Inc., ADR(a)	59,997	5,937,903
Ping An Bank Co. Ltd., Class A	127,436	194,892
Ping An Healthcare and Technology Co. Ltd.(a)(b)	51,200	127,800
Ping An Insurance Group Co. of China Ltd., Class A	65,000	436,411
Ping An Insurance Group Co. of China Ltd., Class H	674,500	4,038,329
Poly Developments and Holdings Group Co. Ltd., Class A	84,800	163,293
Pop Mart International Group Ltd.(b)	55,800	181,494
Postal Savings Bank of China Co. Ltd., Class A	194,800	130,135
Postal Savings Bank of China Co. Ltd., Class H(b)	752,000	370,909
Power Construction Corp. of China Ltd., Class A	113,800	80,537
Pylon Technologies Co. Ltd., NVS	341	6,479
Qifu Technology Inc.	12,256	208,352
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	40,600	99,790
Rongsheng Petrochemical Co. Ltd., Class A	78,628	130,215
SAIC Motor Corp. Ltd., Class A	73,922	146,026
Sanan Optoelectronics Co. Ltd., Class A	31,800	68,579
Sany Heavy Equipment International Holdings Co. Ltd.	144,000	224,379
Sany Heavy Industry Co. Ltd., Class A	48,800	103,973
Satellite Chemical Co. Ltd., Class A	24,312	51,076
SDIC Capital Co. Ltd., Class A	54,900	55,300
SDIC Power Holdings Co. Ltd., Class A	47,200	82,445
Seazen Holdings Co. Ltd., Class A(a)	18,700	37,407
SF Holding Co. Ltd., Class A	32,700	195,290
SG Micro Corp., Class A	3,510	37,310
Shaanxi Coal Industry Co. Ltd., Class A	64,973	148,547
Shan Xi Hua Yang Group New Energy Co. Ltd.	36,650	38,067
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	24,453	58,843
Shandong Gold Mining Co. Ltd., Class A	40,560	145,191
Shandong Gold Mining Co. Ltd., Class H(b)	60,750	122,332
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	22,300	101,368
Shandong Linglong Tyre Co. Ltd., Class A	16,205	48,463
Shandong Nanshan Aluminum Co. Ltd., Class A	121,600	52,097
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	250,400	249,319
Shanghai Aiko Solar Energy Co. Ltd.	11,780	35,937
Shanghai Baosight Software Co. Ltd., Class A	12,140	80,050
Shanghai Baosight Software Co. Ltd., Class B	58,976	133,972
Shanghai Electric Group Co. Ltd., Class A(a)	106,300	65,231
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	16,300	62,512

Security	Shares	Value

China (continued)
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	53,000	$124,429
Shanghai International Airport Co. Ltd., Class A(a)	8,800	47,497
Shanghai International Port Group Co. Ltd., Class A	62,400	43,760
Shanghai Jinjiang International Hotels Co. Ltd., Class A	8,956	47,538
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	5,200	27,233
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	61,316	25,175
Shanghai M&G Stationery Inc., Class A	6,900	35,704
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	24,600	60,402
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	66,800	109,828
Shanghai Pudong Development Bank Co. Ltd., Class A	203,000	194,850
Shanghai Putailai New Energy Technology Co. Ltd., Class A	13,175	59,249
Shanghai RAAS Blood Products Co. Ltd., Class A	78,000	76,274
Shanghai Rural Commercial Bank Co. Ltd.	73,100	58,479
Shanxi Coal International Energy Group Co. Ltd.	16,500	38,031
Shanxi Coking Coal Energy Group Co. Ltd., Class A	48,880	55,909
Shanxi Meijin Energy Co. Ltd., Class A(a)	51,500	50,677
Shanxi Securities Co. Ltd., Class A	73,430	61,106
Shanxi Taigang Stainless Steel Co. Ltd., Class A	95,300	51,602
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	8,620	286,850
Shennan Circuits Co. Ltd., Class A	3,800	34,548
Shenwan Hongyuan Group Co. Ltd., Class A	183,500	109,942
Shenzhen Dynanonic Co. Ltd.	1,920	24,776
Shenzhen Energy Group Co. Ltd., Class A	73,320	65,273
Shenzhen Inovance Technology Co. Ltd., Class A	8,550	80,278
Shenzhen International Holdings Ltd.	163,000	115,866
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	9,120	34,884
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	8,300	308,243
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	8,100	67,648
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	8,200	31,140
Shenzhen Senior Technology Co. Ltd., Class A	16,500	31,853
Shenzhen Transsion Holding Co. Ltd., Class A	6,147	124,075
Shenzhou International Group Holdings Ltd.	83,200	852,497
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	12,520	40,035
Sichuan Chuantou Energy Co. Ltd., Class A	45,900	94,347
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	9,200	34,262
Sichuan New Energy Power Co. Ltd., Class A(a)	32,700	56,687
Sichuan Road & Bridge Co. Ltd., Class A	67,520	82,562
Sichuan Swellfun Co. Ltd., Class A	3,700	33,689
Sino Biopharmaceutical Ltd.	974,250	369,814
Sinoma International Engineering Co.	24,100	38,937
Sinoma Science & Technology Co. Ltd., Class A	24,600	74,107
Sinopharm Group Co. Ltd., Class H	143,200	415,555
Sinotruk Hong Kong Ltd.	51,000	94,646
Smoore International Holdings Ltd.(b)	191,000	192,962
Songcheng Performance Development Co. Ltd., Class A	28,700	48,961
SooChow Securities Co. Ltd., Class A	32,636	36,709
StarPower Semiconductor Ltd., Class A	1,300	35,385
Sungrow Power Supply Co. Ltd., Class A	11,000	150,791
Sunny Optical Technology Group Co. Ltd.	73,100	596,875
Sunwoda Electronic Co. Ltd., Class A	17,400	37,861
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	17,400	44,906
Suzhou Maxwell Technologies Co. Ltd., Class A	2,080	43,588

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	13,460	$49,927
TAL Education Group, ADR(a)	44,145	311,222
TBEA Co. Ltd., Class A	29,900	60,408
TCL Technology Group Corp., Class A(a)	183,970	103,560
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	26,175	92,101
Tencent Holdings Ltd.	672,500	27,868,624
Tencent Music Entertainment Group, ADR(a)	73,822	503,466
Thunder Software Technology Co. Ltd., Class A	3,200	35,100
Tianma Microelectronics Co. Ltd., Class A(a)	200	236
Tianqi Lithium Corp., Class A	9,200	72,710
Tingyi Cayman Islands Holding Corp.	218,000	320,089
Tongcheng Travel Holdings Ltd.(a)	120,000	268,927
Tongling Nonferrous Metals Group Co. Ltd., Class A	124,300	54,651
Tongwei Co. Ltd., Class A	24,600	108,414
Topsports International Holdings Ltd.(b)	174,000	141,701
TravelSky Technology Ltd., Class H	99,000	177,253
Trina Solar Co. Ltd.	12,385	57,926
Trip.com Group Ltd.(a)	53,997	2,126,723
Tsingtao Brewery Co. Ltd., Class A	8,564	107,087
Tsingtao Brewery Co. Ltd., Class H	62,000	515,569
Unigroup Guoxin Microelectronics Co. Ltd., Class A(a)	6,159	78,390
Uni-President China Holdings Ltd.	92,000	68,041
Unisplendour Corp. Ltd., Class A(a)	24,380	90,191
Vinda International Holdings Ltd.	48,000	111,065
Vipshop Holdings Ltd., ADR(a)	34,101	538,455
Walvax Biotechnology Co. Ltd., Class A	13,100	42,516
Wanhua Chemical Group Co. Ltd., Class A	19,700	253,870
Want Want China Holdings Ltd.	486,000	321,436
Weibo Corp., ADR	6,588	84,985
Weichai Power Co. Ltd., Class A	48,924	79,195
Weichai Power Co. Ltd., Class H	200,200	259,343
Wens Foodstuffs Group Co. Ltd., Class A	48,960	112,022
Western Securities Co. Ltd., Class A	36,500	33,856
Will Semiconductor Co. Ltd. Shanghai, Class A	9,430	119,338
Wingtech Technology Co. Ltd., Class A(a)	10,800	68,449
Wuhan Guide Infrared Co. Ltd., Class A	69,705	73,782
Wuliangye Yibin Co. Ltd., Class A	24,800	531,306
WUS Printed Circuit Kunshan Co. Ltd., Class A	16,500	47,827
WuXi AppTec Co. Ltd., Class A	16,404	184,146
WuXi AppTec Co. Ltd., Class H(b)	30,896	338,566
Wuxi Biologics Cayman Inc.(a)(b)	381,000	2,147,925
XCMG Construction Machinery Co. Ltd., Class A	81,400	67,702
Xiamen C&D Inc., Class A	18,500	27,642
Xiamen Faratronic Co. Ltd.	1,700	26,530
Xiaomi Corp., Class B(a)(b)	1,524,000	2,402,460
Xinjiang Daqo New Energy Co. Ltd.	12,856	73,347
Xinyi Solar Holdings Ltd.	528,000	440,562
XPeng Inc.(a)	106,352	955,834
Xtep International Holdings Ltd.	162,000	160,255
Yadea Group Holdings Ltd.(b)(c)	122,000	234,563
Yankuang Energy Group Co. Ltd., Class A	13,050	30,836
Yankuang Energy Group Co. Ltd., Class H	251,000	394,042
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	11,100	43,591
Yealink Network Technology Corp. Ltd., Class A	8,680	44,145
Yifeng Pharmacy Chain Co. Ltd., Class A	8,740	42,729
Yihai International Holding Ltd.	55,000	103,072
Yihai Kerry Arawana Holdings Co. Ltd., Class A	17,300	84,764
Yintai Gold Co. Ltd., Class A	24,300	47,809

Security	Shares	Value

China (continued)
YongXing Special Materials Technology Co. Ltd., Class A	3,900	$26,670
Yonyou Network Technology Co. Ltd., Class A	24,318	60,669
YTO Express Group Co. Ltd., Class A	22,600	46,926
Yuexiu Property Co. Ltd.(c)	162,600	201,457
Yum China Holdings Inc.	41,542	2,230,390
Yunda Holding Co. Ltd., Class A	11,780	15,931
Yunnan Baiyao Group Co. Ltd., Class A	14,880	111,759
Yunnan Botanee Bio-Technology Group Co. Ltd.	2,100	29,378
Yunnan Energy New Material Co. Ltd., Class A	5,600	51,122
Zai Lab Ltd.(a)	93,220	242,755
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	3,800	144,412
Zhaojin Mining Industry Co. Ltd., Class H	121,500	170,075
Zhejiang China Commodities City Group Co. Ltd., Class A	31,800	35,840
Zhejiang Chint Electrics Co. Ltd., Class A	25,500	86,794
Zhejiang Dahua Technology Co. Ltd., Class A	19,600	58,149
Zhejiang Expressway Co. Ltd., Class H	194,000	144,866
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	17,700	40,859
Zhejiang Huayou Cobalt Co. Ltd., Class A	12,420	68,179
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	8,100	62,705
Zhejiang NHU Co. Ltd., Class A	24,760	55,400
Zhejiang Supcon Technology Co. Ltd.	5,305	36,733
Zhejiang Weiming Environment Protection Co. Ltd., Class A	16,500	40,582
Zheshang Securities Co. Ltd., Class A	32,800	46,389
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	72,900	216,226
Zhongji Innolight Co. Ltd., Class A	8,300	130,721
Zhongsheng Group Holdings Ltd.	66,500	202,614
Zhongtai Securities Co. Ltd.	65,400	65,711
Zhuzhou CRRC Times Electric Co. Ltd.	62,500	217,821
Zijin Mining Group Co. Ltd., Class A	129,600	218,672
Zijin Mining Group Co. Ltd., Class H	562,000	880,291
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	68,500	60,841
ZTE Corp., Class A	24,300	118,280
ZTE Corp., Class H	72,960	234,815
ZTO Express Cayman Inc., ADR	42,635	1,071,844

		202,304,934

India — 19.1%
ABB India Ltd.	6,318	334,145
Adani Enterprises Ltd.	17,029	497,148
Adani Green Energy Ltd.(a)	30,686	344,218
Adani Ports & Special Economic Zone Ltd.	51,737	494,512
Adani Power Ltd.(a)	78,502	303,641
Ambuja Cements Ltd.	57,592	297,799
Apollo Hospitals Enterprise Ltd.	10,125	588,322
Ashok Leyland Ltd.	138,834	308,320
Asian Paints Ltd.	38,462	1,512,158
Astral Ltd.	12,069	284,871
AU Small Finance Bank Ltd.(b)	18,648	162,785
Aurobindo Pharma Ltd.	25,517	255,596
Avenue Supermarts Ltd.(a)(b)	16,667	748,856
Axis Bank Ltd.	228,680	2,686,668
Bajaj Auto Ltd.	6,405	356,653
Bajaj Finance Ltd.	27,344	2,363,519
Bajaj Finserv Ltd.	39,197	704,153
Bajaj Holdings & Investment Ltd.	2,673	240,005
Balkrishna Industries Ltd.	8,605	241,356

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Bandhan Bank Ltd.(b)	77,086	$213,554
Bank of Baroda	108,509	245,022
Berger Paints India Ltd.	26,069	226,166
Bharat Electronics Ltd.	358,506	575,975
Bharat Forge Ltd.	26,905	347,651
Bharat Petroleum Corp. Ltd.	76,340	313,807
Bharti Airtel Ltd.	222,013	2,295,402
Britannia Industries Ltd.	10,702	577,481
CG Power and Industrial Solutions Ltd.	60,093	311,484
Cholamandalam Investment and Finance Co. Ltd.	42,553	576,229
Cipla Ltd.	51,499	781,635
Coal India Ltd.	148,068	411,124
Colgate-Palmolive India Ltd.	11,826	277,252
Container Corp. of India Ltd.	28,836	234,011
Cummins India Ltd.	13,770	284,053
Dabur India Ltd.	60,341	402,787
Divi’s Laboratories Ltd.	11,558	501,026
DLF Ltd.	63,606	386,971
Dr. Reddy’s Laboratories Ltd.	10,578	715,545
Eicher Motors Ltd.	13,705	552,070
GAIL India Ltd.	229,096	318,154
Godrej Consumer Products Ltd.(a)	39,796	482,990
Godrej Properties Ltd.(a)	13,487	267,899
Grasim Industries Ltd.	28,303	611,800
Havells India Ltd.	24,890	415,938
HCL Technologies Ltd.	93,862	1,327,833
HDFC Asset Management Co. Ltd.(b)	7,577	231,027
HDFC Bank Ltd.	280,051	5,303,036
HDFC Life Insurance Co. Ltd.(b)	96,477	750,712
Hero MotoCorp Ltd.	10,650	374,901
Hindalco Industries Ltd.	129,487	717,872
Hindustan Aeronautics Ltd.	8,135	382,833
Hindustan Petroleum Corp. Ltd.	58,589	175,482
Hindustan Unilever Ltd.	81,892	2,477,220
ICICI Bank Ltd.	519,864	6,001,276
ICICI Lombard General Insurance Co. Ltd.(b)	25,567	405,395
ICICI Prudential Life Insurance Co. Ltd.(b)	36,402	247,790
IDFC First Bank Ltd.(a)	309,404	348,885
Indian Hotels Co. Ltd. (The), Class A	88,614	450,128
Indian Oil Corp. Ltd.	279,881	301,029
Indian Railway Catering & Tourism Corp. Ltd.	24,381	197,773
Indraprastha Gas Ltd.	31,187	176,067
Info Edge India Ltd.	7,235	378,066
Infosys Ltd.	332,740	5,766,104
InterGlobe Aviation Ltd.(a)(b)	13,507	397,140
ITC Ltd.	299,476	1,589,726
Jindal Steel & Power Ltd.	37,041	305,887
Jio Financial Services Ltd., NVS(a)	308,901	871,260
JSW Steel Ltd.	62,212	585,260
Jubilant Foodworks Ltd.	41,718	257,789
Kotak Mahindra Bank Ltd.	110,071	2,335,692
Larsen & Toubro Infotech Ltd.(b)	8,686	544,099
Larsen & Toubro Ltd.	68,552	2,236,662
Lupin Ltd.	19,612	259,900
Mahindra & Mahindra Ltd.	94,591	1,798,520
Marico Ltd.	51,821	356,584
Maruti Suzuki India Ltd.	13,603	1,642,720
Max Healthcare Institute Ltd.(a)	78,970	562,656
Mphasis Ltd.	7,389	216,543
MRF Ltd.	181	237,536

Security	Shares	Value

India (continued)
Muthoot Finance Ltd.	13,319	$202,661
Nestle India Ltd.	3,302	876,531
NTPC Ltd.	434,009	1,154,674
Oil & Natural Gas Corp. Ltd.	316,985	666,737
Page Industries Ltd.	608	294,725
Petronet LNG Ltd.	78,468	203,887
PI Industries Ltd.	7,993	350,179
Pidilite Industries Ltd.	15,821	480,397
Power Finance Corp. Ltd.	102,465	322,051
Power Grid Corp. of India Ltd.	345,203	1,018,888
REC Ltd.	116,235	335,074
Reliance Industries Ltd.	304,770	8,853,884
Samvardhana Motherson International Ltd.	235,224	271,933
SBI Cards & Payment Services Ltd.	30,093	296,634
SBI Life Insurance Co. Ltd.(b)	44,679	697,021
Shree Cement Ltd.	979	281,348
Shriram Transport Finance Co. Ltd.	28,208	656,541
Siemens Ltd.	8,917	422,202
Sona Blw Precision Forgings Ltd.(b)	40,586	291,815
SRF Ltd.	14,635	416,170
State Bank of India	177,875	1,204,659
Sun Pharmaceutical Industries Ltd.	95,144	1,275,317
Supreme Industries Ltd.	5,487	295,452
Tata Consultancy Services Ltd.	91,129	3,691,078
Tata Consumer Products Ltd.	55,726	561,220
Tata Elxsi Ltd.	3,568	312,030
Tata Motors Ltd.	167,368	1,213,556
Tata Power Co. Ltd. (The)	144,689	428,042
Tata Steel Ltd.	736,615	1,092,410
Tech Mahindra Ltd.	53,966	782,483
Titan Co. Ltd.	35,770	1,340,345
Torrent Pharmaceuticals Ltd.	9,239	205,651
Trent Ltd.	18,646	461,221
Tube Investments of India Ltd.	12,057	422,060
TVS Motor Co. Ltd.	24,763	424,341
UltraTech Cement Ltd.	11,717	1,173,868
United Spirits Ltd.(a)	29,487	358,589
UPL Ltd.	44,281	315,985
Varun Beverages Ltd.	46,240	501,738
Vedanta Ltd.	74,643	208,973
Wipro Ltd.	126,439	622,811
Yes Bank Ltd.(a)	1,316,385	267,007
Zomato Ltd.(a)	434,957	511,815

		101,026,157

Indonesia — 2.5%
Adaro Energy Indonesia Tbk PT	1,465,500	256,736
Aneka Tambang Tbk	948,000	123,679
Astra International Tbk PT	2,065,500	873,923
Bank Central Asia Tbk PT	5,525,400	3,326,320
Bank Mandiri Persero Tbk PT	3,754,500	1,484,671
Bank Negara Indonesia Persero Tbk PT	771,400	464,542
Bank Rakyat Indonesia Persero Tbk PT	6,862,477	2,499,974
Barito Pacific Tbk PT	2,833,593	199,056
Charoen Pokphand Indonesia Tbk PT(a)	711,300	241,629
GoTo Gojek Tokopedia Tbk PT(a)	83,072,300	522,782
Indah Kiat Pulp & Paper Tbk PT	285,100	170,263
Indofood CBP Sukses Makmur Tbk PT	218,800	160,903
Indofood Sukses Makmur Tbk PT	426,500	198,717
Kalbe Farma Tbk PT	2,132,900	253,754
Merdeka Copper Gold Tbk PT(a)	1,254,066	277,967

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Sarana Menara Nusantara Tbk PT	2,106,000	$142,412
Semen Indonesia Persero Tbk PT	325,925	145,437
Sumber Alfaria Trijaya Tbk PT	1,733,400	330,063
Telkom Indonesia Persero Tbk PT	4,837,300	1,182,423
Unilever Indonesia Tbk PT	731,000	176,147
United Tractors Tbk PT	152,400	260,043
Vale Indonesia Tbk PT	284,100	109,952

		13,401,393

Malaysia — 1.8%
AMMB Holdings Bhd	182,900	147,139
Axiata Group Bhd	287,200	146,151
CIMB Group Holdings Bhd	646,000	783,097
Dialog Group Bhd	333,078	147,041
DiGi.Com Bhd	356,700	336,829
Gamuda Bhd	190,800	185,232
Genting Bhd	197,200	185,837
Genting Malaysia Bhd	320,100	177,321
Hong Leong Bank Bhd	66,000	283,985
Hong Leong Financial Group Bhd	24,400	95,812
IHH Healthcare Bhd	215,700	275,603
Inari Amertron Bhd	235,100	159,926
IOI Corp. Bhd	267,500	232,415
Kuala Lumpur Kepong Bhd	44,600	207,131
Malayan Banking Bhd	554,600	1,088,668
Malaysia Airports Holdings Bhd	81,056	128,710
Maxis Bhd(c)	251,700	217,599
MISC Bhd	109,000	168,971
Nestle Malaysia Bhd	8,200	230,625
Petronas Chemicals Group Bhd	279,000	428,163
Petronas Dagangan Bhd	28,600	136,836
Petronas Gas Bhd	77,600	286,317
PPB Group Bhd	64,880	219,809
Press Metal Aluminium Holdings Bhd	389,400	407,046
Public Bank Bhd	1,484,950	1,353,576
QL Resources Bhd	114,250	132,963
RHB Bank Bhd	144,062	174,143
Sime Darby Bhd	254,800	126,140
Sime Darby Plantation Bhd	213,300	202,413
Telekom Malaysia Bhd	119,300	131,219
Tenaga Nasional Bhd	251,100	532,570

		9,329,287

Philippines — 0.8%
Aboitiz Equity Ventures Inc.	175,540	145,715
ACEN Corp.	76,455	6,757
Ayala Corp.	23,840	259,169
Ayala Land Inc.	708,360	339,438
Bank of the Philippine Islands	181,544	352,594
BDO Unibank Inc.	244,854	601,992
International Container Terminal Services Inc.	102,600	374,996
JG Summit Holdings Inc.	294,975	190,243
Jollibee Foods Corp.	45,510	190,393
Manila Electric Co.	24,620	149,407
Metropolitan Bank & Trust Co.	187,772	182,992
PLDT Inc.	7,565	153,526
SM Investments Corp.	23,934	351,831
SM Prime Holdings Inc.	971,250	500,816
Universal Robina Corp.	81,840	161,537

		3,961,406

Security	Shares	Value

South Korea — 15.1%
Amorepacific Corp.	2,921	$295,431
BGF retail Co. Ltd.	734	86,789
Celltrion Healthcare Co. Ltd.	10,958	536,184
Celltrion Inc.	10,938	1,190,341
Celltrion Pharm Inc.(a)	2,120	110,156
CJ CheilJedang Corp.	771	174,227
CosmoAM&T Co. Ltd.(a)	2,338	278,312
Coway Co. Ltd.	6,346	207,216
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	4,475	129,742
DB Insurance Co. Ltd.	4,594	283,714
Doosan Bobcat Inc.	5,934	241,131
Doosan Enerbility Co. Ltd.(a)	45,730	629,389
Ecopro BM Co. Ltd.	4,829	1,182,572
Ecopro Co. Ltd.	1,944	1,848,767
F&F Co. Ltd./New	1,866	145,206
GS Holdings Corp.	5,231	148,471
Hana Financial Group Inc.	29,790	890,203
Hankook Tire & Technology Co. Ltd.	7,980	233,584
Hanmi Pharm Co. Ltd.	795	177,044
Hanmi Semiconductor Co. Ltd.	4,374	197,893
Hanon Systems	19,441	133,855
Hanwha Aerospace Co. Ltd.	3,568	307,380
Hanwha Solutions Corp.(a)	10,149	279,349
HD Hyundai Co. Ltd.	4,633	206,961
HD Hyundai Heavy Industries Co. Ltd.(a)	2,189	216,308
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	4,350	406,765
HLB Inc.(a)	11,530	251,342
HMM Co. Ltd.	24,686	310,766
Hotel Shilla Co. Ltd.	3,162	210,634
HYBE Co. Ltd.(a)	1,923	367,181
Hyundai Engineering & Construction Co. Ltd.	7,542	202,291
Hyundai Glovis Co. Ltd.	1,918	250,091
Hyundai Mipo Dockyard Co. Ltd.(a)	2,592	178,180
Hyundai Mobis Co. Ltd.	6,260	1,092,902
Hyundai Motor Co.	13,666	1,952,655
Hyundai Steel Co.	8,219	224,743
Iljin Materials Co. Ltd.	2,269	83,474
Industrial Bank of Korea	29,526	240,200
JYP Entertainment Corp.	2,916	247,532
Kakao Corp.	31,215	1,132,856
Kakao Games Corp.(a)	3,838	82,450
Kakao Pay Corp.(a)	2,850	97,258
KakaoBank Corp.	16,987	337,900
Kangwon Land Inc.	10,185	119,414
KB Financial Group Inc.	38,522	1,569,240
Kia Corp.	26,193	1,587,663
Korea Aerospace Industries Ltd.(c)	7,366	281,334
Korea Electric Power Corp.(a)	25,090	337,679
Korea Investment Holdings Co. Ltd.	4,489	176,334
Korea Zinc Co. Ltd.	848	337,634
Korean Air Lines Co. Ltd.	17,846	307,325
Krafton Inc.(a)	2,955	345,969
KT Corp.	6,588	164,326
KT&G Corp.	10,465	687,564
Kumho Petrochemical Co. Ltd.	1,914	180,463
L&F Co. Ltd.	2,547	413,243
LG Chem Ltd.	4,929	2,170,277
LG Corp.	9,265	574,784
LG Display Co. Ltd.(a)	22,925	231,931

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LG Electronics Inc.	10,794	$803,306
LG Energy Solution(a)	4,659	1,914,879
LG H&H Co. Ltd.	942	330,563
LG Innotek Co. Ltd.	1,358	276,862
LG Uplus Corp.	20,655	163,189
Lotte Chemical Corp.	2,152	222,096
Meritz Financial Group Inc.	10,551	436,022
Mirae Asset Securities Co. Ltd.	26,975	135,772
NAVER Corp.	13,210	2,138,331
NCSoft Corp.	1,477	280,614
Netmarble Corp.(a)(b)	2,381	77,090
NH Investment & Securities Co. Ltd.	16,459	128,152
Orion Corp./Republic of Korea	2,330	214,587
Pearl Abyss Corp.(a)	3,172	115,729
POSCO Future M Co. Ltd.	3,171	1,076,251
POSCO Holdings Inc.	7,188	3,142,906
Posco International Corp.	5,189	310,709
Samsung Biologics Co. Ltd.(a)(b)	1,707	951,007
Samsung C&T Corp.	8,352	660,796
Samsung Electro-Mechanics Co. Ltd.	5,592	571,855
Samsung Electronics Co. Ltd.	478,757	24,213,733
Samsung Engineering Co. Ltd.(a)	15,990	410,763
Samsung Fire & Marine Insurance Co. Ltd.	3,121	581,382
Samsung Heavy Industries Co. Ltd.(a)	64,832	431,717
Samsung Life Insurance Co. Ltd.	7,942	405,923
Samsung SDI Co. Ltd.	5,480	2,541,631
Samsung SDS Co. Ltd.	3,949	423,804
Samsung Securities Co. Ltd.	6,241	176,145
Shinhan Financial Group Co. Ltd.	43,984	1,181,482
SK Biopharmaceuticals Co. Ltd.(a)	3,131	202,735
SK Bioscience Co. Ltd.(a)	2,858	158,866
SK Hynix Inc.	54,687	5,028,477
SK IE Technology Co. Ltd.(a)(b)	2,598	177,149
SK Inc.	3,647	398,216
SK Innovation Co. Ltd.(a)	5,479	734,904
SK Square Co. Ltd.(a)	10,636	362,367
SKC Co. Ltd.	2,029	140,214
S-Oil Corp.	4,646	256,617
Woori Financial Group Inc.	61,775	555,761
Yuhan Corp.	5,224	287,559

		79,904,786

Taiwan — 18.9%
Accton Technology Corp.	54,000	805,374
Acer Inc.	246,062	282,130
Advantech Co. Ltd.	50,158	539,767
Airtac International Group	15,161	436,733
ASE Technology Holding Co. Ltd.	324,484	1,201,002
Asia Cement Corp.	217,229	272,109
Asustek Computer Inc.	74,000	932,325
AUO Corp.	663,200	370,339
Catcher Technology Co. Ltd.	47,000	265,924
Cathay Financial Holding Co. Ltd.	915,888	1,309,570
Chailease Holding Co. Ltd.	155,514	866,898
Chang Hwa Commercial Bank Ltd.	547,518	297,136
Cheng Shin Rubber Industry Co. Ltd.	213,776	265,565
China Airlines Ltd.	324,000	229,640
China Development Financial Holding Corp.(a)	1,460,400	542,578
China Steel Corp.	1,188,867	988,843
Chunghwa Telecom Co. Ltd.	407,000	1,483,861
Compal Electronics Inc.	360,000	359,440

Security	Shares	Value

Taiwan (continued)
CTBC Financial Holding Co. Ltd.	1,767,265	$1,320,896
Delta Electronics Inc.	200,000	2,161,379
E Ink Holdings Inc.	88,000	502,991
E.Sun Financial Holding Co. Ltd.	1,406,582	1,078,723
Eclat Textile Co. Ltd.	20,604	328,258
eMemory Technology Inc.	7,000	396,549
Eva Airways Corp.	243,000	239,817
Evergreen Marine Corp. Taiwan Ltd.	105,746	353,142
Far Eastern New Century Corp.	243,460	214,914
Far EasTone Telecommunications Co. Ltd.	146,000	323,832
Feng TAY Enterprise Co. Ltd.	54,391	286,259
First Financial Holding Co. Ltd.	1,087,783	897,769
Formosa Chemicals & Fibre Corp.	372,950	725,809
Formosa Petrochemical Corp.	120,000	298,883
Formosa Plastics Corp.	357,400	892,218
Fubon Financial Holding Co. Ltd.	693,748	1,383,446
Giant Manufacturing Co. Ltd.	36,269	222,635
Gigabyte Technology Co. Ltd.	48,000	513,965
Global Unichip Corp.	10,000	455,129
Globalwafers Co. Ltd.	23,000	330,305
Hon Hai Precision Industry Co. Ltd.	1,228,651	4,102,149
Hotai Motor Co. Ltd.	30,600	650,878
Hua Nan Financial Holdings Co. Ltd.	917,033	590,077
Innolux Corp.	825,992	374,159
Inventec Corp.	283,980	500,273
Largan Precision Co. Ltd.	11,000	706,521
Lite-On Technology Corp.	208,032	889,350
MediaTek Inc.	153,176	3,378,059
Mega Financial Holding Co. Ltd.	1,124,378	1,265,400
Micro-Star International Co. Ltd.	84,000	420,047
momo.com Inc.	9,020	147,123
Nan Ya Plastics Corp.	500,090	1,037,880
Nan Ya Printed Circuit Board Corp.	24,000	181,262
Nanya Technology Corp.	83,000	172,945
Nien Made Enterprise Co. Ltd.	21,000	196,815
Novatek Microelectronics Corp.	63,000	787,556
Parade Technologies Ltd.	8,000	224,604
Pegatron Corp.	210,000	513,527
PharmaEssentia Corp.(a)	24,000	269,523
Pou Chen Corp.	230,000	206,372
Powerchip Semiconductor Manufacturing Corp.	324,000	282,568
President Chain Store Corp.	61,000	511,519
Quanta Computer Inc.	268,000	2,124,368
Realtek Semiconductor Corp.	50,140	655,247
Ruentex Development Co. Ltd.(a)	201,381	232,649
Shanghai Commercial & Savings Bank Ltd. (The)	429,981	575,094
Shin Kong Financial Holding Co. Ltd.(a)	1,296,033	384,924
Silergy Corp.	37,000	330,778
SinoPac Financial Holdings Co. Ltd.	1,029,441	552,549
Synnex Technology International Corp.	81,050	155,346
Taishin Financial Holding Co. Ltd.	1,097,881	612,946
Taiwan Business Bank	663,552	277,660
Taiwan Cement Corp.	567,754	622,439
Taiwan Cooperative Financial Holding Co. Ltd.	1,022,075	842,278
Taiwan High Speed Rail Corp.	175,000	163,303
Taiwan Mobile Co. Ltd.	165,000	482,722
Taiwan Semiconductor Manufacturing Co. Ltd.	2,469,000	42,424,706
Unimicron Technology Corp.	137,000	792,720
Uni-President Enterprises Corp.	501,650	1,112,266
United Microelectronics Corp.	1,070,000	1,527,691

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Vanguard International Semiconductor Corp.	96,000	$205,260
Voltronic Power Technology Corp.	7,000	317,713
Walsin Lihwa Corp.	261,884	311,459
Winbond Electronics Corp.(a)	273,000	224,830
Wistron Corp.	264,000	965,145
Wiwynn Corp.	9,000	438,610
WPG Holdings Ltd.	167,320	287,932
Yageo Corp.	35,936	545,913
Yang Ming Marine Transport Corp.	189,000	250,338
Yuanta Financial Holding Co. Ltd.	905,163	692,606
Zhen Ding Technology Holding Ltd.	82,455	249,621

		100,143,873

Thailand — 2.5%
Advanced Info Service PCL, NVDR	118,800	732,402
Airports of Thailand PCL, NVDR(a)	431,500	893,010
Asset World Corp. PCL, NVDR	882,900	109,841
B Grimm Power PCL, NVDR	117,600	114,200
Bangkok Dusit Medical Services PCL, NVDR	1,118,900	894,385
Bangkok Expressway & Metro PCL, NVDR	783,900	193,611
Banpu PCL, NVDR	723,200	177,486
Berli Jucker PCL, NVDR	116,800	112,509
BTS Group Holdings PCL, NVDR	753,300	158,035
Bumrungrad Hospital PCL, NVDR	57,700	426,548
Central Pattana PCL, NVDR	210,600	413,155
Central Retail Corp. PCL, NVDR	192,174	226,075
Charoen Pokphand Foods PCL, NVDR(c)	340,200	201,082
CP ALL PCL, NVDR	575,400	1,071,456
CP Axtra PCL(c)	223,000	230,652
Delta Electronics Thailand PCL, NVDR	314,800	974,256
Electricity Generating PCL, NVDR	24,700	94,067
Energy Absolute PCL, NVDR	163,600	295,404
Global Power Synergy PCL, NVDR	81,100	122,031
Gulf Energy Development PCL, NVDR	303,100	415,309
Home Product Center PCL, NVDR	594,649	232,450
Indorama Ventures PCL, NVDR(c)	170,500	141,109
Intouch Holdings PCL, NVDR	114,500	237,757
Kasikornbank PCL, NVDR	58,600	218,293
Krung Thai Bank PCL, NVDR	332,650	183,249
Krungthai Card PCL, NVDR	97,400	134,825
Land & Houses PCL, NVDR	800,200	189,586
Minor International PCL, NVDR	317,680	301,423
Muangthai Capital PCL, NVDR	87,400	101,580
Osotspa PCL, NVDR	137,700	117,928
PTT Exploration & Production PCL, NVDR	130,910	592,659
PTT Global Chemical PCL, NVDR	238,300	253,228
PTT Oil & Retail Business PCL, NVDR	310,100	180,572
PTT Public Company Ltd., NVDR	1,005,200	997,341
Ratch Group PCL, NVDR	122,100	123,781
SCB X PCL, NVS	81,500	274,481
SCG Packaging PCL, NVDR	127,900	149,653
Siam Cement PCL (The), NVDR	76,100	679,863
Thai Oil PCL, NVDR	121,900	179,285
TMBThanachart Bank PCL, NVDR	1,944,000	94,931
True Corp. PCL	1,141,542	224,725

		13,464,233

Total Common Stocks — 99.0% (Cost: $536,950,793)		523,536,069

Security	Shares	Value

Preferred Stocks

South Korea — 0.8%
Hyundai Motor Co.
Preference Shares, NVS	2,337	$179,852
Series 2, Preference Shares, NVS	3,734	293,848
LG Chem Ltd., Preference Shares, NVS	797	205,699
Samsung Electronics Co. Ltd., Preference Shares, NVS	82,077	3,350,379

		4,029,778

Total Preferred Stocks — 0.8% (Cost: $4,833,907)		4,029,778

Rights

China — 0.0%
Kangmei Pharmaceutical Co. Ltd., (Expires 12/31/49)(a)	1,493	—

South Korea — 0.0%
SK Innovation Co. Ltd., (Expires 09/19/23, Strike Price KRW 139,600.00)(a)	418	11,970

Total Rights — 0.0% (Cost: $—)		11,970

Total Long-Term Investments — 99.8% (Cost: $541,784,700)		527,577,817

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(e)(f)(g)	5,292,024	5,293,612

Total Short-Term Securities — 1.0% (Cost: $5,291,212)		5,293,612

Total Investments — 100.8% (Cost: $547,075,912)		532,871,429

Liabilities in Excess of Other Assets — (0.8)%		(4,120,022)

Net Assets — 100.0%		$528,751,407

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,197,703	$—	$(3,904,055	)(a)	$2,807	$(2,843)	$5,293,612	5,292,024	$91,332	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	4,800,000	—	(4,800,000	)(a)	—	—	—	—	68,350		9

					$2,807	$(2,843)	$5,293,612		$159,682		$9

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	4	09/15/23	$92	$336
MSCI Emerging Markets Index	16	09/15/23	783	(14,562)

				$(14,226)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$336	$—	$—	$—	$336

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$14,562	$—	$—	$—	$14,562

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$156,999	$—	$—	$—	$156,999

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(10,782)	$—	$—	$—	$(10,782)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Asia ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,475,242

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$20,128,629	$503,407,440	$—	$523,536,069
Preferred Stocks	—	4,029,778	—	4,029,778
Rights	11,970	—	—	11,970
Short-Term Securities
Money Market Funds	5,293,612	—	—	5,293,612

	$25,434,211	$507,437,218	$—	$532,871,429

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$336	$—	$336
Liabilities
Equity Contracts	(14,562)	—	—	(14,562)

	$(14,562)	$336	$—	(14,226)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 4.3%
3R Petroleum Oleo E Gas SA(a)	68,742	$456,980
AES Brasil Energia SA	86,754	193,408
Aliansce Sonae Shopping Centers SA	143,329	659,040
Alliar Medicos A Frente SA(a)	1,224	1,980
Alupar Investimento SA	39,454	225,392
Ambipar Participacoes e Empreendimentos SA	21,432	90,496
Arezzo Industria e Comercio SA	20,292	289,584
Armac Locacao Logistica E Servicos SA	37,392	95,820
Auren Energia SA	83,175	228,595
BrasilAgro - Co. Brasileira de Propriedades Agricolas	14,136	67,910
BRF SA(a)	240,700	439,399
Cia. Brasileira de Aluminio	66,234	57,245
Cia. de Saneamento de Minas Gerais-COPASA	59,622	215,754
Cia. de Saneamento do Parana	50,502	230,989
Cielo SA	374,091	281,019
CM Hospitalar SA	46,455	178,989
Cogna Educacao(a)	523,716	308,812
Cury Construtora e Incorporadora SA	38,076	125,407
Cyrela Brazil Realty SA Empreendimentos e Participacoes	83,847	379,949
Dexco SA	120,726	194,057
Direcional Engenharia SA	14,300	58,476
EcoRodovias Infraestrutura e Logistica SA	78,774	120,101
Embraer SA(a)	205,485	808,736
Enauta Participacoes SA	42,465	134,545
Ez Tec Empreendimentos e Participacoes SA	34,884	155,258
Fleury SA	75,356	224,605
GPS Participacoes e Empreendimentos SA(b)	94,278	351,635
Grendene SA	111,549	153,401
Grupo De Moda Soma SA	156,978	237,430
Grupo Mateus SA(a)	156,682	212,936
Grupo SBF SA	35,511	51,272
Hidrovias do Brasil SA(a)	126,427	100,589
Iguatemi SA	71,193	296,155
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	28,899	127,745
Iochpe Maxion SA	40,007	112,216
IRB Brasil Resseguros S/A(a)	17,956	155,772
JHSF Participacoes SA	95,178	92,256
Locaweb Servicos de Internet SA(b)	103,056	147,132
LOG Commercial Properties e Participacoes SA	17,162	65,154
M. Dias Branco SA	19,722	148,152
Mahle-Metal Leve SA	14,421	139,578
Marfrig Global Foods SA	86,697	129,729
Mills Estruturas e Servicos de Engenharia SA	36,195	92,460
Minerva SA	79,458	134,782
Movida Participacoes SA	41,667	104,419
MRV Engenharia e Participacoes SA	112,559	258,210
Multiplan Empreendimentos Imobiliarios SA	83,406	416,689
Odontoprev SA	83,619	174,599
Omega Energia SA(a)	57,741	116,717
Oncoclinicas do Brasil Servicos Medicos SA(a)	67,913	165,941
Orizon Valorizacao de Residuos SA(a)	16,530	116,830
Pet Center Comercio e Participacoes SA	109,839	121,549
Petroreconcavo SA	41,154	192,471
Santos Brasil Participacoes SA	158,460	276,150
Sao Martinho SA	46,284	337,687
SIMPAR SA	116,337	229,054
SLC Agricola SA	31,122	252,769

Security	Shares	Value

Brazil (continued)
Smartfit Escola de Ginastica e Danca SA(a)	75,639	$314,650
Transmissora Alianca de Energia Eletrica SA	54,492	376,334
Tres Tentos Agroindustrial SA	35,112	94,302
Tupy SA	22,800	119,478
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	122,835	290,465
Via S/A(a)	377,828	96,898
Vivara Participacoes SA	34,200	187,711
Vulcabras Azaleia SA	13,053	52,085
Wilson Sons Holdings Brasil SA, NVS	36,993	93,752
YDUQS Participacoes SA	75,468	310,434

		13,670,134

Chile — 0.7%
Aguas Andinas SA, Class A	945,790	322,809
Banco Itau Chile SA, NVS	19,551	214,873
CAP SA	26,049	183,322
Colbun SA	2,481,210	389,280
Empresa Nacional de Telecomunicaciones SA	49,792	186,591
Engie Energia Chile SA(a)	126,939	125,068
Parque Arauco SA	182,115	270,215
Plaza SA	130,131	200,409
SMU SA	1,004,796	186,801
Sociedad de Inversiones Oro Blanco SA	9,067,965	72,857
Vina Concha y Toro SA	178,700	226,266

		2,378,491

China — 7.7%
361 Degrees International Ltd.	285,000	149,965
Agora Inc., ADR(a)	20,007	56,020
AK Medical Holdings Ltd.(b)	228,000	183,216
Alibaba Pictures Group Ltd.(a)	3,420,000	226,571
A-Living Smart City Services Co. Ltd., Class A(a)(b)	228,000	145,503
Alphamab Oncology(a)(b)(c)	171,000	187,559
Angelalign Technology Inc.(b)(c)	13,400	89,294
Anhui Expressway Co. Ltd., Class H	132,000	129,333
Anxin-China Holdings Ltd.(d)	1,084,000	1
Ascentage Pharma Group International(a)(b)	68,400	209,930
Asia Cement China Holdings Corp.	199,500	77,921
Ausnutria Dairy Corp. Ltd.	114,000	47,495
Bairong Inc. (a)(b)	85,500	104,713
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H	42,750	72,500
Beijing Jingneng Clean Energy Co. Ltd., Class H	456,000	97,026
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	114,000	206,625
Binjiang Service Group Co. Ltd.	36,000	80,361
BOE Varitronix Ltd.	114,000	110,575
Boshiwa International Holding Ltd.(d)	32,000	—
Brii Biosciences Ltd.(a)(c)	130,500	47,397
Canaan Inc., ADR(a)	56,284	113,131
Canggang Railway Ltd., NVS	64,000	82,914
Canvest Environmental Protection Group Co. Ltd.	211,000	113,002
CARsgen Therapeutics Holdings Ltd., NVS(a)(b)(c)	142,500	167,333
Central China New Life Ltd.	208,000	55,184
CGN Mining Co. Ltd.(a)(c)	855,000	100,210
CGN New Energy Holdings Co. Ltd.(c)	424,000	114,075
Chervon Holdings Ltd.	37,800	124,838
China Animal Healthcare Ltd.(d)	126,000	—
China Aoyuan Group Ltd.(a)(c)(d)	603,000	35,593
China BlueChemical Ltd., Class H	570,000	141,646
China Datang Corp. Renewable Power Co. Ltd., Class H	741,000	184,282

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China East Education Holdings Ltd.(b)	171,000	$73,307
China Education Group Holdings Ltd.	338,000	287,221
China Everbright Greentech Ltd.(b)	382,000	41,847
China Everbright Ltd.	342,000	199,493
China Foods Ltd.	422,000	156,396
China High Speed Transmission Equipment Group Co. Ltd.(a)	184,000	59,768
China Huiyuan Juice Group Ltd.(d)	379,000	1
China Lesso Group Holdings Ltd.	342,000	188,393
China Lilang Ltd.	228,000	112,221
China Metal Recycling Holdings Ltd.(d)	12,000	—
China Modern Dairy Holdings Ltd.(c)	969,000	91,335
China New Higher Education Group Ltd.(b)	285,000	90,370
China Nonferrous Mining Corp Ltd.	492,000	266,162
China Oriental Group Co. Ltd.	684,000	104,517
China Overseas Grand Oceans Group Ltd.(c)	525,000	205,688
China Renaissance Holdings Ltd.(b)(c)(d)	172,500	127,442
China Resources Medical Holdings Co. Ltd.(c)	285,000	211,562
China Shineway Pharmaceutical Group Ltd.	114,000	112,581
China South City Holdings Ltd.(a)	1,938,000	114,682
China Tobacco International HK Co. Ltd.(c)	114,000	164,570
China Travel International Investment Hong Kong Ltd.(a)(c)	684,000	129,842
China Water Affairs Group Ltd.	228,000	174,808
China XLX Fertiliser Ltd.	250,000	123,128
China Youran Dairy Group Ltd.(b)(c)	399,000	74,253
China Youzan Ltd.(a)(c)	5,016,000	85,728
China Zhongwang Holdings Ltd., NVS	34,840	—
Chindata Group Holdings Ltd., ADR(a)(c)	39,957	334,440
CIFI Ever Sunshine Services Group Ltd.(c)(d)	64,000	17,458
CIFI Holdings Group Co. Ltd.(a)(c)(d)	854,000	58,049
CIMC Enric Holdings Ltd.	228,000	216,854
Cloud Music Inc.(a)(b)	18,650	188,164
CMGE Technology Group Ltd.(a)	456,000	83,648
COFCO Joycome Foods Ltd.(a)	798,000	184,906
Concord New Energy Group Ltd.	2,280,000	186,064
Cosmopolitan International Holdings Ltd.(a)(c)	456,000	67,449
CStone Pharmaceuticals(a)(b)(c)	233,500	66,569
Dada Nexus Ltd., ADR(a)(c)	21,204	114,502
Digital China Holdings Ltd.	228,000	73,807
DingDong Cayman Ltd.(a)	33,801	69,292
Everest Medicines Ltd.(a)(b)(c)	57,000	131,424
Excellence Commercial Property & Facilities Management Group Ltd.(c)	240,000	68,256
FIH Mobile Ltd. (a)	2,109,000	185,557
FinVolution Group, ADR	39,102	196,292
Fu Shou Yuan International Group Ltd.	457,000	339,918
Fufeng Group Ltd.	456,400	242,434
Gemdale Properties & Investment Corp. Ltd.	2,512,000	108,832
Genertec Universal Medical Group Co. Ltd.(b)	399,000	207,440
Global New Material International Holdings Ltd.(a)(c)	228,000	130,758
Golden Solar New Energy Technology Holdings Ltd. (a)(c)	276,800	238,962
Grand Pharmaceutical Group Ltd., Class A	399,000	206,609
Greentown Management Holdings Co. Ltd.(b)	228,000	177,526
Greentown Service Group Co. Ltd.	420,000	196,013
Guangzhou R&F Properties Co. Ltd., Class H(a)(c)	478,800	73,120
Guizhou Zhongyida Co. Ltd.(a)	176,800	66,477
Gushengtang Holdings Ltd.(a)	45,600	242,688
Haichang Ocean Park Holdings Ltd.(a)(b)(c)	912,000	118,556

Security	Shares	Value

China (continued)
Hainan Meilan International Airport Co. Ltd., Class H(a)(c)	57,000	$54,663
Hangzhou Steam Turbine Power Group Co. Ltd., Class B	125,457	133,318
Harbin Electric Co. Ltd., Class H	228,000	69,664
Helens International Holdings Co. Ltd. (a)(c)	142,500	143,393
Hello Group Inc., ADR	51,186	441,735
Hope Education Group Co. Ltd.(a)(b)	1,500,000	97,402
Hopson Development Holdings Ltd.(a)(c)	294,780	180,639
Hua Han Health Industry Holdings Ltd.(d)	1,112,400	1
Hua Medicine(a)(b)	26,000	5,577
Huabao International Holdings Ltd.(c)	285,000	102,683
HUTCHMED China Ltd.(a)	142,500	437,255
HUYA Inc., ADR(a)	25,536	68,437
iDreamSky Technology Holdings Ltd.(a)(b)(c)	296,400	124,411
I-Mab, ADR(a)	4,988	9,477
Inspur Digital Enterprise Technology Ltd.	228,000	69,757
International Alliance Financial Leasing Co. Ltd. (a)(b)(c)	228,200	37,828
Jinchuan Group International Resources Co. Ltd.(c)	1,197,000	60,197
JinkoSolar Holding Co. Ltd., ADR(a)(c)	12,768	428,111
Jinxin Fertility Group Ltd.(a)(b)	570,000	285,061
Joy Spreader Group Inc.(a)	62,000	3,518
Kangji Medical Holdings Ltd.	142,500	125,625
Keymed Biosciences Inc.(a)(b)	57,000	386,950
Kingsoft Cloud Holdings Ltd., ADR(a)(c)	31,977	181,949
Kintor Pharmaceutical Ltd. (a)(b)	8,500	3,758
KWG Group Holdings Ltd.(a)(c)	427,500	49,526
Lee & Man Paper Manufacturing Ltd.	399,000	117,385
Lepu Biopharma Co. Ltd.(b)(c)	229,000	153,010
LexinFintech Holdings Ltd., ADR(a)	38,190	98,912
Lifetech Scientific Corp. (a)	1,254,000	389,892
LK Technology Holdings Ltd.	172,500	165,439
Lonking Holdings Ltd.	798,000	142,301
Luoyang Glass Co. Ltd., Class H (a)(c)	114,000	76,236
Luye Pharma Group Ltd. (a)(b)	627,000	230,245
Maoyan Entertainment(a)(b)	79,800	109,489
Meitu Inc.(b)(c)	706,500	271,418
MH Development Ltd.(d)	32,500	523
Midea Real Estate Holding Ltd.(b)(c)	102,600	96,286
Ming Yuan Cloud Group Holdings Ltd.(a)(c)	228,000	114,768
MMG Ltd.(a)	912,000	302,628
Mobvista Inc.(a)(b)	228,000	104,120
National Agricultural Holdings Ltd., NVS(d)	354,000	—
Nayuki Holdings Ltd.(a)(c)	142,500	87,373
NetDragon Websoft Holdings Ltd.	100,500	194,788
New Horizon Health Ltd.(a)(b)	86,500	191,451
Nexteer Automotive Group Ltd.	285,000	183,411
Noah Holdings Ltd., ADR(c)	11,885	165,320
Ocumension Therapeutics(a)(b)	119,000	125,013
Peijia Medical Ltd.(a)(b)(c)	171,000	158,406
Poly Property Group Co. Ltd.	607,000	140,869
Powerlong Real Estate Holdings Ltd.(a)(c)	342,000	36,572
Productive Technologies Co. Ltd.(a)	912,000	56,401
Qingdao Ainnovation Technology Group Co. Ltd.(a)(b)	39,900	106,080
Radiance Holdings Group Co. Ltd.(a)(c)	287,000	132,478
Redco Properties Group Ltd.(a)(b)(c)(d)	570,000	69,421
RLX Technology Inc., ADR(a)(c)	162,279	248,287
Seazen Group Ltd.(a)	684,000	133,410
Shanghai Industrial Holdings Ltd.	171,000	224,379
Shenzhen Investment Ltd.	798,000	140,624

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shoucheng Holdings Ltd.	913,200	$213,094
Shougang Fushan Resources Group Ltd.	570,000	164,259
Shui On Land Ltd.	1,054,500	102,202
Sihuan Pharmaceutical Holdings Group Ltd.	1,496,000	122,183
Sino-Ocean Group Holding Ltd.(a)(c)	1,083,000	50,372
Sinopec Engineering Group Co. Ltd., Class H	478,500	221,446
Sinopec Kantons Holdings Ltd.	342,000	134,130
Skyworth Group Ltd.	378,000	138,308
SOHO China Ltd.(a)	798,000	92,595
SSY Group Ltd.	456,000	242,731
Sun King Technology Group Ltd.(a)	362,000	73,327
Sunac Services Holdings Ltd.(b)(c)	285,000	88,943
Superb Summit International Group Ltd.(d)	11,913	—
SY Holdings Group Ltd.(c)	199,500	127,196
TCL Electronics Holdings Ltd.	285,000	111,432
Tiangong International Co. Ltd.	570,000	192,576
Tianjin Port Development Holdings Ltd.	686,000	48,029
Tianli International Holdings Ltd.	342,000	110,805
Tianneng Power International Ltd.(c)	228,000	242,887
Tong Ren Tang Technologies Co. Ltd., Class H	211,000	168,991
Tongdao Liepin Group(a)	91,200	87,298
Towngas Smart Energy Co. Ltd.	342,000	144,167
Truly International Holdings Ltd.	684,000	75,740
Tuya Inc.(a)(c)	68,799	126,590
Untrade SMI Holdings(d)	468,800	1
Untradelumena Newmat, NVS(d)	5,249	—
Up Fintech Holding Ltd., ADR(a)	35,739	175,479
Venus MedTech Hangzhou Inc., Class H(a)(b)	99,000	70,634
Vnet Group Inc., ADR(a)	29,080	109,050
Weimob Inc.(a)(b)	685,000	357,363
West China Cement Ltd.	1,026,000	101,946
Wuling Motors Holdings Ltd.(c)	570,000	47,162
XD Inc.(a)	91,200	200,779
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)	199,500	96,413
Yeahka Ltd.(a)	68,400	135,910
Yidu Tech Inc. (a)(b)	162,400	82,481
Youdao Inc., ADR(a)(c)	12,711	49,573
Yuexiu Transport Infrastructure Ltd.	446,000	230,576
Zhou Hei Ya International Holdings Co. Ltd.(b)(c)	313,500	110,707
Zhuguang Holdings Group Co. Ltd.(a)(c)	798,000	50,878
Zonqing Environmental Ltd., NVS	18,000	58,987

		24,466,702

Colombia — 0.0%
Grupo Argos SA	61,579	121,336

Czech Republic — 0.1%
Colt CZ Group SE	2,493	63,010
Philip Morris CR AS	135	105,831

		168,841

Egypt — 0.3%
Abou Kir Fertilizers & Chemical Industries	49,650	63,944
Cairo Investment & Real Estate Development Co. SAE	134,772	33,348
Cleopatra Hospital(a)	470,267	44,023
E-Finance for Digital & Financial Investments, NVS	136,613	58,349
EISewedy Electric Co.	267,345	150,905
Ezz Steel Co. SAE(a)	66,310	81,990
Fawry for Banking & Payment Technology Services SAE(a)	339,221	46,628

Security	Shares	Value

Egypt (continued)
Misr Fertilizers Production Co. SAE	17,546	$102,141
Talaat Moustafa Group	499,040	132,649
Telecom Egypt Co.	212,632	136,290

		850,267

Greece — 0.5%
Aegean Airlines SA(a)	17,168	245,668
Athens Water Supply & Sewage Co. SA(c)	14,136	101,167
GEK Terna Holding Real Estate Construction SA	19,323	281,751
Hellenic Energy Holdings SA	15,675	140,567
Holding Co. ADMIE IPTO SA	38,036	94,652
LAMDA Development SA(a)	22,914	167,761
Sarantis SA	9,804	82,284
Terna Energy SA	9,805	176,492
Titan Cement International SA(c)	11,258	224,106

		1,514,448

Hungary — 0.0%
Magyar Telekom Telecommunications PLC(c)	87,153	115,993

India — 25.4%
360 ONE WAM Ltd.	48,336	284,354
3M India Ltd.	969	364,556
Aarti Drugs Ltd.	11,229	77,485
Aarti Pharmalabs Ltd., NVS(a)	14,536	69,277
Aavas Financiers Ltd.(a)	14,370	283,236
ACC Ltd.	18,982	459,897
Aditya Birla Fashion and Retail Ltd.(a)	118,959	315,259
Advanced Enzyme Technologies Ltd.	18,354	72,688
Aegis Logistics Ltd.	44,916	200,601
Affle India Ltd.(a)	18,810	244,620
AIA Engineering Ltd.	12,939	577,191
Ajanta Pharma Ltd.	13,509	281,973
Alembic Pharmaceuticals Ltd.	14,133	132,516
Alkyl Amines Chemicals	6,384	192,523
Allcargo Logistics Ltd.	28,272	93,708
Alok Industries Ltd.(a)	367,194	87,931
Amara Raja Batteries Ltd.	30,210	229,206
Amber Enterprises India Ltd.(a)	5,757	201,536
Angel One Ltd.	9,747	219,954
Apar Industries Ltd.	4,731	285,978
APL Apollo Tubes Ltd.	48,912	989,579
Apollo Tyres Ltd.	103,683	486,113
Aptus Value Housing Finance India Ltd.	58,824	190,958
Archean Chemical Industries Ltd., NVS	15,849	128,354
Asahi India Glass Ltd.	32,091	229,997
Aster DM Healthcare Ltd.(a)(b)	48,906	195,773
AstraZeneca Pharma India Ltd.	2,109	108,507
Atul Ltd.	4,617	408,819
Avanti Feeds Ltd.	14,653	76,842
Bajaj Electricals Ltd.	14,535	203,758
Balaji Amines Ltd.	3,192	86,597
Balrampur Chini Mills Ltd.	41,565	195,687
BASF India Ltd.	5,415	172,106
Bata India Ltd.	18,410	375,224
Bayer CropScience Ltd.	4,503	261,735
BEML Ltd., (Acquired 02/10/22, Cost: $150,336)(e)	6,897	205,384
Bharat Dynamics Ltd.	16,245	220,766
Bharat Heavy Electricals Ltd.	318,801	466,405
Biocon Ltd.	121,752	381,088
Birla Corp. Ltd.	8,607	119,409
Birlasoft Ltd.	50,445	310,079

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
BLS International Services Ltd.	44,460	$154,374
Blue Dart Express Ltd.	2,394	181,633
Blue Star Ltd.	38,133	340,832
Borosil Renewables Ltd.(a)	19,038	100,709
Brigade Enterprises Ltd.	36,252	259,439
Brightcom Group Ltd.	371,583	76,304
Brookfield India Real Estate Trust(b)	65,949	197,481
BSE Ltd.	23,826	305,593
Campus Activewear Ltd.(a)	17,955	65,422
Can Fin Homes Ltd.	28,956	262,650
Carborundum Universal Ltd.	31,008	425,252
Castrol India Ltd.	175,800	307,277
CCL Products India Ltd.	29,541	216,101
CE Info Systems Ltd.	6,390	134,845
Ceat Ltd.	7,011	190,713
Central Depository Services India Ltd.	16,587	227,908
Century Plyboards India Ltd.	20,691	171,067
Century Textiles & Industries Ltd.	19,380	240,541
Cera Sanitaryware Ltd.	1,767	202,825
CESC Ltd.	185,820	186,674
Chalet Hotel Ltd.(a)	23,484	156,237
Chambal Fertilisers and Chemicals Ltd.	56,316	187,075
Chemplast Sanmar Ltd.(a)	25,479	159,848
Cholamandalam Financial Holdings Ltd.	32,205	382,752
CIE Automotive India Ltd.	40,470	255,324
City Union Bank Ltd.	104,766	156,025
Clean Science and Technology	7,296	124,837
Cochin Shipyard Ltd.(b)	11,401	124,729
Coforge Ltd.	12,369	815,872
Computer Age Management Services Ltd.	9,747	279,444
Coromandel International Ltd.	34,371	452,703
Craftsman Automation Ltd.	2,451	145,607
CreditAccess Grameen Ltd.(a)	17,442	298,134
CRISIL Ltd.	5,301	254,120
Crompton Greaves Consumer Electricals Ltd.	182,951	662,725
Cyient Ltd.	26,676	527,219
Dalmia Bharat Ltd.	22,743	572,364
Data Patterns India Ltd.(a)	6,966	199,452
Deepak Fertilisers & Petrochemicals Corp. Ltd.	27,132	198,714
Deepak Nitrite Ltd.	18,981	508,644
Delhivery Ltd.(a)	94,782	500,479
Delta Corp. Ltd.	30,381	66,372
Devyani International Ltd.(a)	86,639	204,563
Digidrive Distributors Ltd., NVS	7,562	7,033
Dixon Technologies India Ltd.	8,607	519,822
Dr Lal PathLabs Ltd.(b)	11,635	305,587
Easy Trip Planners Ltd., NVS(a)	159,144	79,778
eClerx Services Ltd.	7,707	151,113
EID Parry India Ltd.	31,238	180,199
EIH Ltd.	54,585	164,079
Elecon Engineering Co. Ltd.	12,939	137,855
Elgi Equipments Ltd.	55,404	328,067
Emami Ltd.	57,003	361,007
Embassy Office Parks REIT	149,550	551,355
Endurance Technologies Ltd.(b)	9,975	200,057
Engineers India Ltd.	115,140	214,461
EPL Ltd.	47,082	111,647
Equitas Small Finance Bank Ltd.(b)	180,021	196,598
Eris Lifesciences Ltd.(b)	13,965	136,637
Escorts Kubota Ltd.	9,747	371,707

Security	Shares	Value

India (continued)
Exide Industries Ltd.	142,158	$457,896
Federal Bank Ltd.	517,902	899,670
Fine Organic Industries Ltd.	2,508	145,186
Finolex Cables Ltd.	22,572	299,693
Finolex Industries Ltd.	83,334	240,977
Firstsource Solutions Ltd.	108,526	213,810
Five-Star Business Finance Ltd., NVS	20,850	192,832
Fortis Healthcare Ltd.	142,671	571,692
Galaxy Surfactants Ltd.	3,591	116,445
GHCL Ltd.	25,422	190,765
Gland Pharma Ltd.(a)(b)	6,738	141,737
GlaxoSmithKline Pharmaceuticals Ltd.	9,703	167,484
Glenmark Pharmaceuticals Ltd.	42,864	396,818
Global Health Ltd., NVS(a)	27,631	237,027
GMM Pfaudler Ltd.	10,260	195,362
GMR Airports Infrastructure Ltd.(a)	731,785	545,423
Go Fashion India Ltd.(a)	10,374	168,474
Godawari Power and Ispat Ltd.	18,183	135,915
Godfrey Phillips India Ltd.	4,275	111,012
Godrej Industries Ltd.(a)	23,940	155,379
Granules India Ltd.	44,631	160,303
Graphite India Ltd.	30,004	171,554
Great Eastern Shipping Co. Ltd. (The)	34,599	319,350
Greaves Cotton Ltd.	51,682	93,898
Greenpanel Industries Ltd.	15,846	72,320
Grindwell Norton Ltd.	13,281	364,959
Gujarat Ambuja Exports Ltd.	24,339	77,195
Gujarat Fluorochemicals Ltd.	8,379	308,261
Gujarat Gas Ltd.	51,756	280,935
Gujarat Mineral Development Corp. Ltd.	40,858	122,648
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	30,666	225,596
Gujarat State Fertilizers & Chemicals Ltd.	78,489	166,102
Gujarat State Petronet Ltd.	96,702	322,442
Happiest Minds Technologies Ltd.	26,713	299,209
HFCL Ltd.	229,368	210,870
HG Infra Engineering Ltd.	11,039	124,051
Himadri Speciality Chemical Ltd.	50,674	137,387
Hindustan Copper Ltd.	71,877	137,570
Hindustan Foods Ltd.(a)	12,198	80,830
Hitachi Energy India Ltd.	3,121	165,832
ICICI Securities Ltd.(b)	33,687	254,181
IDFC Ltd.	378,651	556,420
IIFL Finance Ltd.	56,057	410,300
India Cements Ltd. (The)	49,077	139,971
Indiabulls Housing Finance Ltd.(a)	95,824	229,336
Indiabulls Real Estate Ltd.(a)	158,232	152,615
IndiaMART Intermesh Ltd.(b)	9,177	339,132
Indian Bank	83,220	380,296
Indian Energy Exchange Ltd.(b)	131,670	200,577
Indigo Paints Ltd.	3,819	72,420
Intellect Design Arena Ltd.	26,676	236,612
ION Exchange India Ltd., NVS	25,650	175,534
Ipca Laboratories Ltd.	40,128	423,424
IRB Infrastructure Developers Ltd., NVS	452,703	154,623
Jaiprakash Power Ventures Ltd.(a)	1,171,525	113,031
JB Chemicals & Pharmaceuticals Ltd.	11,162	373,275
JBM Auto Ltd.	8,721	159,579
Jindal Saw Ltd.	32,092	135,755
Jindal Stainless Ltd.	110,637	606,985
JK Cement Ltd.	11,229	446,846

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
JK Lakshmi Cement Ltd.	21,432	$174,383
JK Paper Ltd.	29,754	130,969
JM Financial Ltd.	191,976	181,202
Jubilant Ingrevia Ltd.	23,096	143,424
Jubilant Pharmova Ltd., Class A	26,163	148,117
Jupiter Wagons Ltd., NVS	4,282	17,759
Just Dial Ltd.(a)	9,413	86,684
Jyothy Labs Ltd.	42,245	177,759
Kajaria Ceramics Ltd.	25,536	453,430
Kalpataru Projects International Ltd.	23,415	186,800
Kalyan Jewellers India Ltd.	57,769	175,708
Kansai Nerolac Paints Ltd.	64,077	257,369
Karnataka Bank Ltd. (The)	53,979	144,033
Karur Vysya Bank Ltd. (The)	127,794	187,442
Kaveri Seed Co. Ltd.	13,224	87,278
Kaynes Technology India Ltd., NVS	5,073	123,430
KEC International Ltd.	41,380	335,515
KEI Industries Ltd.	19,323	631,437
Kirloskar Ferrous Industries Ltd.	26,591	151,883
Kirloskar Oil Engines Ltd.	29,469	172,148
KNR Constructions Ltd.	73,587	244,812
KPIT Technologies Ltd.	49,533	702,698
KPR Mill Ltd.	27,809	254,339
KRBL Ltd.	17,043	82,867
Krishna Institute Of Medical Sciences Ltd.(a)(b)	13,794	332,581
KSB Ltd.	3,534	119,181
L&T Finance Holdings Ltd.	237,601	358,009
Lakshmi Machine Works Ltd.	1,545	285,968
Laurus Labs Ltd.(b)	103,535	498,965
Laxmi Organic Industries Ltd.	20,121	72,245
Lemon Tree Hotels Ltd.(a)(b)	168,082	221,546
LIC Housing Finance Ltd.	95,703	489,060
Linde India Ltd.	6,670	504,684
LT Foods Ltd.	54,606	109,046
Mahanagar Gas Ltd.	20,593	254,515
Mahindra & Mahindra Financial Services Ltd.	159,258	571,912
Mahindra Lifespace Developers Ltd.	28,447	194,801
Manappuram Finance Ltd.	168,891	315,136
Mastek Ltd.	7,104	203,592
Max Financial Services Ltd.(a)	69,481	783,129
Medplus Health Services Ltd.(a)	15,240	149,369
Metropolis Healthcare Ltd.(b)	8,607	139,350
Mindspace Business Parks REIT(b)	67,989	253,276
Motherson Sumi Wiring India Ltd.	569,088	426,408
Motilal Oswal Financial Services Ltd.	13,224	146,835
MTAR Technologies Ltd.(a)	6,996	207,717
Multi Commodity Exchange of India Ltd.	9,552	194,616
Narayana Hrudayalaya Ltd.	23,883	299,959
Natco Pharma Ltd.	23,421	258,279
National Aluminium Co. Ltd.	257,526	292,309
Navin Fluorine International Ltd.	10,032	557,763
Nazara Technologies Ltd.(a)	9,918	92,985
NCC Ltd./India	159,201	325,867
Network18 Media & Investments Ltd.(a)	68,799	56,742
Nexus Select Trust, NVS	131,214	196,600
NIIT Learning Systems Ltd., NVS	35,916	165,575
Nippon Life India Asset Management Ltd.(b)	37,905	142,757
Nmdc Steel Limited, NVS(a)	211,698	144,224
Nuvoco Vistas Corp. Ltd.(a)	36,309	147,900
Oberoi Realty Ltd.	41,014	554,608

Security	Shares	Value

India (continued)
Oil India Ltd.	77,121	$254,295
Olectra Greentech Ltd.	14,079	212,224
Oracle Financial Services Software Ltd.	7,410	367,540
Orient Electric Ltd.	44,232	127,602
Paisalo Digital Ltd.	3,645	2,646
PB Fintech Ltd.(a)	62,187	581,264
Persistent Systems Ltd.	14,535	941,717
Phoenix Mills Ltd. (The)	28,232	613,398
Piramal Enterprises Ltd.	35,076	445,737
Piramal Pharma Ltd., NVS(a)	154,483	191,270
PNB Housing Finance Ltd.(a)(b)	32,583	255,787
PNC Infratech Ltd.	53,808	215,646
Poly Medicure Ltd.	13,167	232,751
Polyplex Corporation Ltd.	5,951	87,386
Poonawalla Fincorp Ltd.	77,919	391,913
Praj Industries Ltd.	41,727	248,129
Prestige Estates Projects Ltd.	48,849	379,883
Procter & Gamble Health Ltd.	2,622	154,401
PVR Inox Ltd.(a)	22,344	483,147
Quess Corp. Ltd.(b)	23,028	118,660
Radico Khaitan Ltd.	24,852	378,489
Rail Vikas Nigam Ltd.	97,470	154,089
Rain Industries Ltd.	73,701	144,471
Rainbow Children’s Medicare Ltd.	17,328	222,103
Rajesh Exports Ltd.	19,209	115,748
Rajratan Global Wire Ltd.	8,322	74,755
Ramco Cements Ltd. (The)	33,676	352,723
Ramkrishna Forgings Ltd.	15,851	136,575
Ratnamani Metals & Tubes Ltd.	9,324	297,439
RattanIndia Enterprises Ltd.(a)	145,407	108,176
Raymond Ltd.	11,343	273,748
RBL Bank Ltd.(b)	146,500	422,179
Redington Ltd.	180,304	341,056
Relaxo Footwears Ltd.	21,945	250,316
Reliance Infrastructure Ltd.(a)	69,496	156,667
Reliance Power Ltd.(a)	888,744	205,482
Restaurant Brands Asia Ltd.(a)	78,774	120,750
Rhi Magnesita India Ltd.	19,722	171,682
Route Mobile Ltd.	10,887	206,356
Safari Industries India Ltd.	3,819	169,931
Sanofi India Ltd.	2,321	199,078
Sapphire Foods India Ltd.(a)	9,177	158,003
Saregama India Ltd.	29,127	139,442
Sharda Cropchem Ltd.	8,322	45,327
Sheela Foam Ltd.(a)	11,457	155,059
Shoppers Stop Ltd.(a)	15,609	137,375
Shree Renuka Sugars Ltd.(a)	224,580	126,270
SKF India Ltd.	7,866	494,976
Sobha Ltd.	12,996	95,692
Solar Industries India Ltd.	8,835	516,029
Sonata Software Ltd.	27,189	343,191
South Indian Bank Ltd. (The)	338,865	95,048
Star Health & Allied Insurance Co. Ltd.(a)	33,574	257,910
Sterlite Technologies Ltd.	61,560	127,421
Sumitomo Chemical India Ltd.	34,599	184,000
Sun TV Network Ltd.	24,054	179,176
Sundram Fasteners Ltd.	35,055	538,632
Suprajit Engineering Ltd.	38,475	196,496
Supreme Petrochem Ltd., NVS	21,090	125,785
Suven Pharmaceuticals Ltd.	33,003	204,218

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Suzlon Energy Ltd.(a)	2,198,034	$651,420
Syngene International Ltd.(b)	51,580	481,885
Tamilnad Mercantile Bank Ltd., NVS	22,195	146,557
Tanla Platforms Ltd.	20,178	237,664
Tata Chemicals Ltd.	45,714	585,625
Tata Investment Corp. Ltd.	3,591	105,618
Tata Teleservices Maharashtra Ltd.(a)	157,320	166,638
TCI Express Ltd.	4,503	76,395
TeamLease Services Ltd.(a)	4,332	126,607
Tejas Networks Ltd.(a)(b)	22,230	233,624
Thermax Ltd.	13,110	444,638
Timken India Ltd.	9,147	359,078
Titagarh Rail System Ltd.(a)	13,066	128,370
Torrent Power Ltd.	45,999	364,878
Transport Corp. of India Ltd.	7,296	71,388
Trident Ltd.	380,646	167,875
Triveni Engineering & Industries Ltd.	32,148	121,898
Triveni Turbine Ltd.	48,450	228,976
TTK Prestige Ltd.	14,820	140,315
TV18 Broadcast Ltd.(a)	214,719	124,582
UNO Minda Ltd.	55,860	406,086
Usha Martin Ltd.	49,001	209,892
UTI Asset Management Co. Ltd.	13,737	124,048
Vardhman Textiles Ltd.(a)	34,572	164,088
V-Guard Industries Ltd.	53,124	201,694
Vijaya Diagnostic Centre Pvt Ltd.	14,834	93,259
Vinati Organics Ltd.	9,291	208,117
VIP Industries Ltd.	23,199	186,371
V-Mart Retail Ltd.(a)	4,104	110,483
Vodafone Idea Ltd.(a)	2,876,583	314,237
Voltas Ltd.	56,259	590,825
Welspun Corp. Ltd.	37,164	146,816
West Coast Paper Mills Ltd.	12,939	91,648
Westlife Development Ltd.	23,860	270,415
Whirlpool of India Ltd.	9,918	195,682
Zee Entertainment Enterprises Ltd.	253,085	800,458
Zensar Technologies Ltd.	34,428	218,928
ZF Commercial Vehicle Control Systems India Ltd.	1,596	266,434

		80,781,137

Indonesia — 2.2%
Ace Hardware Indonesia Tbk PT	1,390,800	66,644
AKR Corporindo Tbk PT	2,525,100	231,997
Astra Agro Lestari Tbk PT	108,300	54,007
Astrindo Nusantara Infrastructure Tbk PT(a)	15,248,400	102,123
Bank Aladin Syariah Tbk PT(a)	2,012,100	157,876
Bank BTPN Syariah Tbk PT	718,200	101,830
Bank Bukopin Tbk PT(a)	15,176,752	96,661
Bank Neo Commerce Tbk PT(a)	2,025,166	45,712
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	964,264	75,026
Bank Tabungan Negara Persero Tbk PT	1,436,400	118,329
Berkah Beton Sadaya Tbk PT(a)	7,350,000	24,130
BFI Finance Indonesia Tbk PT	2,622,000	206,527
Bukalapak.com PT Tbk(a)	18,844,200	286,695
Bukit Asam Tbk PT	1,179,900	221,435
Bumi Resources Minerals Tbk PT(a)	17,419,200	223,030
Bumi Resources Tbk PT(a)	29,041,500	263,147
Bumi Serpong Damai Tbk PT(a)	2,456,700	183,083
Ciputra Development Tbk PT	2,832,963	212,054
Energi Mega Persada Tbk PT, NVS(a)	3,665,100	58,719

Security	Shares	Value

Indonesia (continued)
Erajaya Swasembada Tbk PT	2,462,400	$78,483
Hanson International Tbk PT(a)(d)	25,794,200	—
Harum Energy Tbk PT	798,000	81,683
Indika Energy Tbk PT	547,200	71,810
Indo Tambangraya Megah Tbk PT	125,500	238,226
Indocement Tunggal Prakarsa Tbk PT	376,200	264,268
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	1,762,657	71,756
Inti Agri Resources Tbk PT(a)(d)	12,327,500	—
Japfa Comfeed Indonesia Tbk PT	1,482,000	125,451
Jasa Marga Persero Tbk PT	570,000	160,853
Lippo Karawaci Tbk PT(a)	7,708,800	49,604
Map Aktif Adiperkasa PT	2,781,600	147,938
Matahari Department Store Tbk PT	96,800	16,525
Medco Energi Internasional Tbk PT	2,567,712	180,430
Media Nusantara Citra Tbk PT	2,166,300	74,670
Medikaloka Hermina Tbk PT	2,051,500	188,582
Metro Healthcare Indonesia TBK PT(a)	6,007,800	203,177
Mitra Adiperkasa Tbk PT	2,650,500	336,751
Pabrik Kertas Tjiwi Kimia Tbk PT	456,000	233,478
Pacific Strategic Financial Tbk PT(a)	2,274,300	165,757
Pakuwon Jati Tbk PT	4,634,100	136,848
Panin Financial Tbk PT	3,553,600	68,100
Perusahaan Gas Negara Tbk PT	3,374,400	304,422
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	940,500	62,971
Sawit Sumbermas Sarana Tbk PT	1,048,800	84,703
Smartfren Telecom Tbk PT(a)	30,084,600	108,644
Sugih Energy Tbk PT(a)(d)	1,824,800	—
Summarecon Agung Tbk PT	2,992,550	132,631
Surya Citra Media Tbk PT	7,478,400	72,662
Surya Esa Perkasa Tbk PT	2,582,100	102,572
Timah Tbk PT	820,800	49,008
Transcoal Pacific Tbk PT	302,100	179,514
Waskita Karya Persero Tbk PT(a)(d)	3,225,094	38,498
XL Axiata Tbk PT	1,248,300	204,857

		6,963,897

Kuwait — 1.0%
Al Ahli Bank of Kuwait KSCP	239,400	173,968
Ali Alghanim Sons Automotive Co. KSCC, NVS	18,639	71,593
Boubyan Petrochemicals Co. KSCP	139,023	333,706
Boursa Kuwait Securities Co. KPSC	32,661	210,773
Burgan Bank SAK	272,517	170,578
Gulf Cable & Electrical Industries Co. KSCP	39,159	154,349
Humansoft Holding Co. KSC	28,826	301,773
Jazeera Airways Co. KSCP	30,611	165,841
Kuwait International Bank KSCP	260,585	136,036
Kuwait Projects Co. Holding KSCP(a)	566,380	225,879
National Industries Group Holding SAK	696,315	512,479
National Investments Co. KSCP	126,427	95,508
National Real Estate Co. KPSC(a)	303,331	79,953
Salhia Real Estate Co. KSCP	114,855	178,477
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	166,839	104,916
Warba Bank KSCP	491,625	320,468

		3,236,297

Malaysia — 2.4%
AFFIN Bank Bhd	131,100	54,248
Alliance Bank Malaysia Bhd	342,000	254,479
Axis Real Estate Investment Trust(c)	478,800	192,965
Bank Islam Malaysia Bhd	160,000	72,097

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Bermaz Auto Bhd	404,800	$195,421
British American Tobacco Malaysia Bhd	51,444	110,795
Bumi Armada Bhd(a)	798,000	87,769
Bursa Malaysia Bhd	216,750	322,378
Carlsberg Brewery Malaysia Bhd	57,000	248,146
Chin Hin Group Bhd, NVS(a)	210,900	196,114
D&O Green Technologies Bhd	171,000	130,437
Dagang NeXchange Bhd(a)	706,800	68,667
DRB-Hicom Bhd	330,600	102,676
Fraser & Neave Holdings Bhd	36,300	199,617
Frontken Corp. Bhd	356,350	269,005
Greatech Technology Bhd(a)	148,200	143,797
Hartalega Holdings Bhd	495,900	208,863
Heineken Malaysia Bhd	45,800	234,922
Hibiscus Petroleum Bhd	605,900	124,707
IJM Corp. Bhd	598,500	228,422
IOI Properties Group Bhd	421,800	148,075
Kossan Rubber Industries Bhd(c)	444,600	123,628
Lotte Chemical Titan Holding Bhd(b)	199,500	52,763
Magnum Bhd	119,950	30,763
Malaysia Building Society Bhd	1,020,400	161,858
Malaysian Pacific Industries Bhd(c)	34,200	212,159
My EG Services Bhd	1,740,000	297,984
Padini Holdings Bhd	171,000	145,571
Pentamaster Corp. Bhd	210,950	240,468
PMB Technology Bhd(a)	85,500	66,619
Sam Engineering & Equipment M Bhd	74,100	75,079
Scientex Bhd	262,200	213,608
Sime Darby Property Bhd	1,020,800	161,761
SKP Resources Bhd	313,500	65,178
SP Setia Bhd Group	575,800	114,315
Sports Toto Bhd	95,893	30,587
Sunway REIT(c)	530,700	170,419
Supermax Corp. Bhd	597,416	97,918
Syarikat Takaful Malaysia Keluarga Bhd	28,644	22,948
TIME dotCom Bhd	370,200	439,283
Top Glove Corp. Bhd(a)	1,020,300	168,320
TSH Resources Bhd	131,100	29,102
UMW Holdings Bhd	159,600	164,072
Unisem M Bhd(c)	211,700	149,269
United Plantations Bhd	17,100	58,376
UWC Bhd	165,300	124,750
ViTrox Corp. Bhd	96,900	158,329
VS Industry Bhd	1,094,450	226,635
Yinson Holdings Bhd	402,800	217,894
YTL Power International Bhd	370,500	171,028

		7,784,284

Mexico — 2.4%
Alsea SAB de CV(a)	142,500	501,953
Bolsa Mexicana de Valores SAB de CV	119,500	238,572
Concentradora Fibra Danhos SA de CV(c)	61,000	75,130
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)	267,900	267,107
Corp Inmobiliaria Vesta SAB de CV	235,735	874,060
FIBRA Macquarie Mexico(b)(c)	250,900	468,676
GCC SAB de CV	53,020	509,070
Genomma Lab Internacional SAB de CV, Class B	176,400	143,082
Gentera SAB de CV	336,300	412,029
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	89,808	1,039,530

Security	Shares	Value

Mexico (continued)
Grupo Rotoplas SAB de CV	67,467	$100,584
Grupo Traxion SAB de CV, Class A(a)(b)	85,500	155,951
La Comer SAB de CV	148,200	321,598
Megacable Holdings SAB de CV, CPO	51,300	124,470
Nemak SAB de CV(a)(b)	547,296	120,370
PLA Administradora Industrial S. de RL de CV(c)	210,800	395,625
Prologis Property Mexico SA de CV	193,831	679,128
Qualitas Controladora SAB de CV	62,700	494,267
Regional SAB de CV	74,500	547,002
Sitios Latinoamerica SAB de CV(a)(c)	478,800	201,062

		7,669,266

Philippines — 0.9%
Alliance Global Group Inc.	860,700	190,017
AREIT Inc.	228,000	133,893
Bloomberry Resorts Corp.(a)	1,197,000	233,841
Century Pacific Food Inc.	419,700	200,510
Converge Information and Communications Technology Solutions Inc.(a)	570,000	78,166
D&L Industries Inc.	798,100	94,018
DMCI Holdings Inc.	877,800	149,693
GT Capital Holdings Inc.	27,930	282,265
LT Group Inc.	820,800	132,229
Manila Water Co. Inc.	413,000	128,918
Megaworld Corp.	3,135,000	110,156
Metro Pacific Investments Corp.	2,736,000	243,894
Puregold Price Club Inc.	364,800	179,768
Robinsons Land Corp.	581,400	150,026
Robinsons Retail Holdings Inc.	70,110	61,294
Security Bank Corp.	124,830	177,434
Semirara Mining & Power Corp., Class A	222,300	125,615
Wilcon Depot Inc.	450,300	176,557

		2,848,294

Poland — 1.1%
Alior Bank SA(a)	28,044	381,266
AmRest Holdings SE(a)	23,484	156,138
Asseco Poland SA	14,991	266,300
Bank Millennium SA(a)	179,949	264,896
CCC SA(a)	14,006	151,182
Ciech SA	7,695	82,186
Enea SA(a)(c)	88,456	188,444
Grupa Azoty SA(a)(c)	16,754	102,065
Grupa Kety SA	2,790	434,152
Jastrzebska Spolka Weglowa SA, Class S(a)	16,074	140,795
KRUK SA(a)	5,301	513,694
LiveChat Software SA	5,415	175,463
Orange Polska SA	181,887	315,472
Tauron Polska Energia SA(a)	330,530	342,531
Warsaw Stock Exchange	6,042	53,768
XTB SA(b)	7,183	57,663

		3,626,015

Qatar — 0.7%
Al Meera Consumer Goods Co. QSC	25,308	95,803
Baladna(a)	275,595	106,729
Doha Bank QPSC	596,733	281,396
Estithmar Holding QPSC(a)	245,556	150,317
Gulf International Services QSC	276,656	199,519
Gulf Warehousing Co.	87,096	77,312
Medicare Group	64,939	106,863
Qatar Aluminum Manufacturing Co.	746,643	272,814
Qatar National Cement Co. QSC	3,983	3,824

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Qatar Navigation QSC	168,321	$441,459
Qatari Investors Group QSC	108,578	51,765
United Development Co. QSC	581,742	178,459
Vodafone Qatar QSC	545,319	276,618

		2,242,878

Russia — 0.0%
Credit Bank of Moscow PJSC(a)(d)	4,743,600	495
Detsky Mir PJSC(a)(b)(d)	238,520	25
Federal Grid Co. Unified Energy System PJSC(a)(d)	142,040,000	15
Globaltrans Investment PLC, GDR(a)(d)(f)	36,180	4
Lenta PJSC, GDR(a)(d)	58,692	6
LSR Group PJSC, Class A(d)	16,818	2
Mosenergo PJSC(d)	4,900,000	511
QIWI PJSC, ADR(a)(d)	20,971	2
Rostelecom PJSC(d)	373,860	39
Segezha Group PJSC(a)(b)(d)	1,675,000	175
Sistema PJSFC(d)	1,865,280	194
Sovcomflot PJSC(d)	338,350	35
Unipro PJSC(a)(d)	4,288,000	447
United Medical Group, GDR(a)(d)	11,658	1

		1,951

Saudi Arabia — 3.7%
Abdullah Al Othaim Markets Co.	138,054	535,618
Al Hammadi Holding	24,624	352,689
Al Jouf Agricultural Development Co.	7,135	92,061
Al Masane Al Kobra Mining Co.	5,985	85,678
Al Moammar Information Systems Co.	4,999	221,812
Al Rajhi Co. for Co-operative Insurance(a)	5,301	226,985
Alamar Foods, NVS	3,078	102,254
Al-Dawaa Medical Services Co.	10,602	270,251
Aldrees Petroleum and Transport Services Co.	11,742	425,845
AlKhorayef Water & Power Technologies Co.	4,426	180,297
Almunajem Foods Co.	5,415	103,830
Alujain Corp.	15,675	208,009
Arabian Cement Co./Saudi Arabia	18,126	166,645
Arabian Contracting Services Co.	4,826	269,573
Arriyadh Development Co.	30,951	176,426
Astra Industrial Group	12,458	305,011
City Cement Co.	26,019	141,371
Co. for Cooperative Insurance (The)	3,601	111,372
Dur Hospitality Co.(a)	16,530	122,521
Eastern Province Cement Co.	14,421	163,331
Emaar Economic City(a)	91,144	204,370
Fawaz Abdulaziz Al Hokair & Co.(a)	15,271	86,133
Halwani Brothers Co.(a)	4,617	67,051
Herfy Food Services Co.	5,757	53,378
Jadwa REIT Saudi Fund	63,156	202,738
Jahez International Co., NVS	969	150,776
Leejam Sports Co. JSC	7,866	321,297
Maharah Human Resources Co.	10,545	177,926
Methanol Chemicals Co.(a)	12,937	78,837
Middle East Healthcare Co.(a)	12,483	194,848
Middle East Paper Co.	9,158	80,958
National Agriculture Development Co. (The)(a)	17,727	230,698
National Co. for Learning & Education Ltd.	5,301	163,792
National Gas & Industrialization Co.	12,418	211,540
National Medical Care Co.	7,581	246,188
Perfect Presentation For Commercial Services Co., NVS	13,680	88,412
Qassim Cement Co. (The)	12,711	226,386

Security	Shares	Value

Saudi Arabia (continued)
Riyadh Cables Group Co.	9,419	$194,641
Saudi Airlines Catering Co.	13,566	389,556
Saudi Arabia Refineries Co.	2,052	46,529
Saudi Automotive Services Co.	6,955	124,241
Saudi Cement Co.	22,275	321,298
Saudi Ceramic Co.	12,831	99,299
Saudi Chemical Co. Holding	135,660	161,641
Saudi Fisheries Co.(a)	16,986	117,091
Saudi Ground Services Co.(a)	32,262	285,950
Saudi Industrial Services Co.	15,789	115,552
Saudi Pharmaceutical Industries & Medical Appliances Corp.(a)	17,214	172,206
Saudi Public Transport Co.(a)	26,676	127,817
Saudi Real Estate Co.(a)	63,498	224,972
Saudia Dairy & Foodstuff Co.	4,788	408,505
Seera Group Holding(a)	47,481	366,969
Sinad Holding Co.(a)	14,934	45,519
Southern Province Cement Co.	17,043	212,195
Tanmiah Food Co.	1,743	46,565
Theeb Rent A Car Co.	7,783	148,231
United Electronics Co.	12,109	245,472
United International Transportation Co.	14,817	290,287
Yamama Cement Co.	32,661	287,367
Yanbu Cement Co.	23,199	224,947

		11,703,757

South Africa — 3.1%
Adcock Ingram Holdings Ltd.(c)	20,691	60,534
AECI Ltd.	32,433	185,032
Astral Foods Ltd.	11,129	100,771
AVI Ltd.	96,195	368,053
Barloworld Ltd.	48,222	216,405
Coronation Fund Managers Ltd.	71,706	121,541
Dis-Chem Pharmacies Ltd.(b)	108,072	136,771
DRDGOLD Ltd.(c)	148,599	149,443
Equites Property Fund Ltd.	226,974	151,316
Fortress REIT Ltd., Series A, Class A(a)	354,825	249,702
Foschini Group Ltd. (The)	95,760	529,684
Grindrod Ltd.	216,942	121,998
Hosken Consolidated Investments Ltd.	13,053	158,746
Hyprop Investments Ltd.	112,832	195,014
Investec Ltd.	78,717	462,007
Investec Property Fund Ltd.	150,355	58,916
JSE Ltd.	30,500	155,383
KAP Ltd.	770,563	101,191
Life Healthcare Group Holdings Ltd.	385,279	438,016
Momentum Metropolitan Holdings	340,264	362,696
Motus Holdings Ltd.	51,756	278,033
Mr. Price Group Ltd.	74,271	520,231
MultiChoice Group	60,193	249,505
Netcare Ltd.	329,403	230,940
Ninety One Ltd.	52,505	110,849
Oceana Group Ltd.	43,751	160,617
Omnia Holdings Ltd.	56,860	163,730
Pick n Pay Stores Ltd.	111,154	205,121
PSG Financial Services Ltd.	323,655	239,935
Redefine Properties Ltd.	2,044,401	387,345
Resilient REIT Ltd.	88,863	186,478
Reunert Ltd.	52,554	167,221
Santam Ltd.	13,224	208,202
Sappi Ltd.	154,134	327,366

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
SPAR Group Ltd. (The)(c)	55,575	$302,374
Super Group Ltd./South Africa	123,348	222,529
Telkom SA SOC Ltd.(a)	87,723	125,977
Thungela Resources Ltd.	39,501	313,749
Tiger Brands Ltd.	48,864	422,073
Truworths International Ltd.	111,435	427,566
Vukile Property Fund Ltd.	258,870	183,409
Wilson Bayly Holmes-Ovcon Ltd.(a)	22,002	132,187

		9,888,656

South Korea — 14.4%
ABLBio Inc.(a)(c)	10,032	137,733
Advanced Nano Products Co. Ltd.(c)	2,508	298,717
AfreecaTV Co. Ltd.	2,565	158,280
Ahnlab Inc.(c)	1,938	95,047
Alteogen Inc.(a)(c)	10,773	368,208
Amorepacific Group	8,265	210,043
Ananti Inc.(a)(c)	32,492	200,832
Asiana Airlines Inc.(a)	16,131	135,278
BH Co. Ltd.	8,607	156,635
Bioneer Corp.(a)(c)	6,840	221,363
BNK Financial Group Inc.	78,546	404,902
Boryung	10,506	74,559
Bukwang Pharmaceutical Co. Ltd.(a)	24,054	122,771
Caregen Co. Ltd.	4,845	152,319
Cellivery Therapeutics Inc.(a)(d)	10,519	47,846
Chabiotech Co. Ltd.(a)(c)	15,972	212,385
Cheil Worldwide Inc.	19,724	281,165
Chong Kun Dang Pharmaceutical Corp.	2,758	181,187
Chunbo Co. Ltd.(c)	1,688	191,907
CJ CGV Co. Ltd.(a)	11,172	66,338
CJ Corp.	2,736	145,520
CJ ENM Co. Ltd.(a)	3,135	137,938
CJ Logistics Corp.	3,534	210,782
Classys Inc.	675	19,840
Com2uSCorp	2,736	97,993
Cosmax Inc.(a)	2,793	323,959
Cosmochemical Co. Ltd.(a)	7,467	244,953
Creative & Innovative System(a)(c)	15,048	127,464
CS Wind Corp.	8,094	388,333
Cuckoo Homesys Co. Ltd.	5,921	101,628
Curexo Inc.(a)	5,587	98,277
Daeduck Electronics Co. Ltd./New(c)	10,773	234,976
Daejoo Electronic Materials Co. Ltd.(c)	3,592	267,990
Daesang Corp.	9,006	122,088
Daewoo Engineering & Construction Co. Ltd.(a)(c)	66,062	229,595
Daewoong Co. Ltd.	7,695	82,912
Daewoong Pharmaceutical Co. Ltd.	1,539	121,344
Daishin Securities Co. Ltd.	13,509	147,114
Danal Co. Ltd.(a)	21,603	62,712
Daou Technology Inc.	9,413	132,151
Dawonsys Co. Ltd.(a)(c)	11,288	124,516
DB HiTek Co. Ltd.(c)	9,804	395,998
Dentium Co. Ltd.	2,394	223,355
DGB Financial Group Inc.	45,135	255,858
DL Holdings Co. Ltd.	4,560	131,658
Dong-A Socio Holdings Co. Ltd.	1,425	104,989
Dong-A ST Co. Ltd.	2,738	127,489
Dongjin Semichem Co. Ltd.	10,374	267,060
DongKook Pharmaceutical Co. Ltd.	9,548	101,661
Dongkuk CM Co. Ltd.(a)	11,988	73,919

Security	Shares	Value

South Korea (continued)
Dongkuk Steel Mill Co. Ltd/New(a)(c)	16,701	$125,344
Dongsuh Cos. Inc.	18,924	256,118
Dongwha Enterprise Co. Ltd.(a)	1,995	53,948
Dongwon F&B Co. Ltd.	3,217	73,005
Doosan Co. Ltd.	2,223	197,482
Doosan Fuel Cell Co. Ltd.(a)	12,768	238,661
DoubleUGames Co. Ltd.	3,648	117,768
Douzone Bizon Co. Ltd.(c)	6,331	162,199
Duk San Neolux Co. Ltd.(a)	3,306	106,726
Ecopro Co. Ltd.	1	949
Ecopro HN Co. Ltd.(c)	3,648	255,875
E-MART Inc.	5,016	280,069
EMRO Inc., NVS	1,596	104,206
EM-Tech Co. Ltd.	1,500	67,751
Enchem Co. Ltd.(a)(c)	2,793	140,674
Eo Technics Co. Ltd.(c)	2,565	328,016
Eoflow Co. Ltd.(a)	8,493	169,949
ESR Kendall Square REIT Co. Ltd.	48,278	143,306
Eugene Technology Co. Ltd.	7,524	195,399
Fila Holdings Corp.	14,307	409,655
Foosung Co. Ltd.(c)	16,773	148,182
GC Cell Corp.	4,389	124,491
GemVax & Kael Co. Ltd.(a)	9,918	99,328
Geneone Life Science Inc.(a)	23,598	69,668
Genexine Inc.(a)(c)	14,287	108,537
GOLFZON Co. Ltd.	1,596	110,339
Grand Korea Leisure Co. Ltd.(a)	12,550	153,430
Green Cross Corp.	2,794	244,162
Green Cross Holdings Corp.	9,177	96,980
GS Engineering & Construction Corp.	19,566	214,783
GS Retail Co. Ltd.	12,825	229,337
HAESUNG DS Co. Ltd.	3,484	180,422
Hana Materials Inc.(c)	2,793	93,590
Hana Micron Inc.	9,509	152,443
Hana Technology Co. Ltd., NVS	1,084	103,992
Hana Tour Service Inc.(a)	3,988	146,597
Hanall Biopharma Co. Ltd.(a)	11,799	211,724
Handsome Co. Ltd.(c)	5,588	80,151
Hanil Cement Co. Ltd./New	7,296	69,621
Hankook & Co. Co. Ltd.	9,576	78,894
Hanmi Science Co. Ltd.	5,187	141,276
Hansae Co. Ltd.	5,661	83,511
Hansol Chemical Co. Ltd.(c)	2,850	347,605
Hanssem Co. Ltd.	3,420	153,020
Hanwha Corp.	13,395	253,176
Hanwha Investment & Securities Co. Ltd.(a)	38,874	73,552
Hanwha Life Insurance Co. Ltd.(a)	97,242	184,815
Hanwha Systems Co. Ltd.	25,650	260,257
HD Hyundai Construction Equipment Co. Ltd.	3,591	193,098
HD Hyundai Infracore Co. Ltd.(c)	38,703	307,609
HD Hyundai Infracore Co. Ltd.	6,897	366,820
HDC Hyundai Development Co-Engineering & Construction, Class E	10,696	83,414
Hite Jinro Co. Ltd.	10,260	150,533
HL Mando Co. Ltd.(c)	9,978	315,875
HLB Life Science Co. Ltd.(a)	27,645	180,365
HPSP Co. Ltd.	8,322	205,362
Hugel Inc.(a)	2,166	183,707
Humasis Co. Ltd.(a)(c)	37,962	72,233
Hwaseung Enterprise Co. Ltd.	8,379	48,445

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hydro Lithium Inc.(c)	3,933	$60,988
Hyosung Advanced Materials Corp.	811	276,820
Hyosung Corp.	3,477	166,648
Hyosung Heavy Industries Corp.(a)	1,539	233,097
Hyosung TNC Corp.	855	213,743
Hyundai Autoever Corp.	2,109	279,971
Hyundai Bioscience Co. Ltd.(a)(c)	11,172	229,345
Hyundai Department Store Co. Ltd.(c)	4,598	241,205
Hyundai Elevator Co. Ltd.(c)	7,809	265,724
Hyundai Feed Inc.(a)(c)	25,974	102,215
Hyundai Marine & Fire Insurance Co. Ltd.	15,960	364,931
Hyundai Rotem Co. Ltd.(a)	22,857	531,197
Hyundai Wia Corp.	6,214	270,414
Il Dong Pharmaceutical Co. Ltd.(a)	5,829	70,686
Iljin Hysolus Co. Ltd.(a)(c)	4,446	85,485
Innocean Worldwide Inc.	3,268	100,466
Innox Advanced Materials Co. Ltd.(c)	3,608	103,659
Intellian Technologies Inc.(c)	3,031	197,413
IS Dongseo Co. Ltd.(a)(c)	5,244	125,807
ISC Co. Ltd.	1,419	107,250
i-SENS Inc.	3,819	96,071
ISU Chemical Co. Ltd.	5,415	83,332
ISU Specialty Chemical, NVS	897	190,699
IsuPetasys Co. Ltd.	6,776	176,097
JB Financial Group Co. Ltd.	30,271	222,152
Jeisys Medical Inc.(a)(c)	17,841	189,145
Jin Air Co. Ltd.(a)	10,944	108,399
JR REIT XXVII	72,846	229,422
Jusung Engineering Co. Ltd.(c)	11,229	232,207
JW Pharmaceutical Corp.	5,130	178,564
K Car Co. Ltd., NVS	5,991	54,598
KCC Corp.(c)	1,425	235,230
KCC Glass Corp.	5,928	187,606
KEPCO Engineering & Construction Co. Inc.	4,206	210,409
KEPCO Plant Service & Engineering Co. Ltd.	7,410	187,929
KG Dongbu Steel Co. Ltd.(c)	12,255	76,929
KIWOOM Securities Co. Ltd.	4,148	323,734
KMW Co. Ltd.(a)	10,203	85,968
Koh Young Technology Inc.(c)	17,536	172,172
Kolmar Korea Co. Ltd.	6,042	263,868
Kolon Industries Inc.	5,871	225,320
KoMiCo Ltd.	1,594	65,162
Korea Electric Terminal Co. Ltd.(c)	2,153	86,618
Korea Gas Corp.(a)	6,373	120,882
Korea Line Corp.(a)	72,675	98,646
Korean Reinsurance Co.	27,739	166,190
Kum Yang Co. Ltd.(a)	8,916	868,218
Kumho Tire Co. Inc.(a)	37,050	138,472
Kyung Dong Navien Co. Ltd.	2,796	110,906
L&C Bio Co. Ltd.(c)	7,871	216,961
Lake Materials Co. Ltd.(a)(c)	11,289	144,486
LEENO Industrial Inc.	3,092	392,517
LegoChem Biosciences Inc.(a)(c)	8,607	229,124
LIG Nex1 Co. Ltd.	3,806	243,746
Lotte Fine Chemical Co. Ltd.	5,729	261,526
LOTTE Reit Co. Ltd.	45,087	116,133
Lotte Rental Co. Ltd.	5,415	113,613
Lotte Shopping Co. Ltd.	2,508	134,721
Lotte Tour Development Co. Ltd.(a)	18,867	244,201
LS Corp.	5,336	431,746

Security	Shares	Value

South Korea (continued)
LS Electric Co. Ltd.	4,560	$343,817
Lunit Inc.(a)	1,761	229,361
LX International Corp.	9,063	207,804
LX Semicon Co. Ltd.	3,477	233,931
Mcnex Co. Ltd.	4,353	95,708
MedPacto Inc.(a)	5,814	64,450
Medytox Inc.	1,637	305,927
MegaStudyEdu Co. Ltd.	2,679	104,291
Mezzion Pharma Co. Ltd.(a)	3,114	116,620
Myoung Shin Industrial Co. Ltd.(a)(c)	9,747	157,203
Namhae Chemical Corp.	13,167	76,540
Nanomedics Co. Ltd.(a)	20,976	126,400
Naturecell Co. Ltd.(a)(c)	16,514	96,239
Neowiz Games Corp.(a)	3,192	85,028
NEPES Corp.(a)(c)	4,193	56,038
Nexon Games Co. Ltd.(a)(c)	7,923	105,336
NEXTIN Inc.(c)	2,508	154,393
NHN Corp.(a)	6,628	130,247
NICE Information Service Co. Ltd.	12,616	93,448
NKMax Co. Ltd.(a)(c)	11,913	132,484
NongShim Co. Ltd.(c)	989	342,777
OCI Co. Ltd.(a)	1,826	175,791
OCI Holdings Co. Ltd.(c)	4,041	281,055
Orion Holdings Corp.	6,726	77,389
Oscotec Inc.(a)(c)	9,690	205,040
Ottogi Corp.	627	174,461
Paradise Co. Ltd.(a)	15,846	201,790
Park Systems Corp.	1,710	232,525
Partron Co. Ltd.	12,597	77,226
People & Technology Inc.(c)	5,955	315,011
PharmaResearch Co. Ltd.(c)	2,052	224,648
Pharmicell Co. Ltd.(a)	19,608	103,108
PI Advanced Materials Co. Ltd.(c)	6,099	136,821
Poongsan Corp.	6,290	167,800
Posco DX Co. Ltd.(c)	16,507	699,292
Posco M-Tech Co. Ltd.	3,876	91,787
PSK Inc.	9,619	136,137
Rainbow Robotics(a)(c)	2,679	306,349
RFHIC Corp.	6,727	88,501
S&S Tech Corp.	4,560	163,124
S-1 Corp.	4,218	178,070
Sam Chun Dang Pharm Co. Ltd.(a)	4,104	272,526
Sam Kang M&T Co. Ltd.(a)	10,410	169,895
Sambu Engineering & Construction Co. Ltd.(a)	37,544	98,849
Samchully Co. Ltd.	684	56,665
Samyang Foods Co. Ltd.	799	117,515
Samyang Holdings Corp.	1,197	63,178
Sang-A Frontec Co. Ltd., NVS	5,130	93,344
SD Biosensor Inc.	11,286	106,742
Sebang Co. Ltd.	5,928	55,580
Sebang Global Battery Co. Ltd.	2,109	95,477
Seegene Inc.	14,421	241,828
Seojin System Co. Ltd.(a)(c)	8,892	108,138
Seoul Semiconductor Co. Ltd.	14,342	127,970
SFA Engineering Corp.(c)	8,379	210,547
SFA Semicon Co. Ltd.(a)(c)	25,308	95,512
Shin Poong Pharmaceutical Co. Ltd.(a)(c)	10,918	148,938
Shinsegae Inc.	2,223	340,934
Shinsegae International Inc.	4,275	61,015
SIMMTECH Co. Ltd.	8,094	221,434

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
SK Chemicals Co. Ltd.	5,643	$268,226
SK Networks Co. Ltd.(c)	41,325	225,276
SK REITs Co. Ltd.	42,979	151,203
SL Corp.(c)	5,115	138,317
SM Entertainment Co. Ltd.	3,363	349,482
SNT Motiv Co. Ltd.	3,477	128,667
SOLUM Co. Ltd.(a)	13,818	317,911
Solus Advanced Materials Co. Ltd.	5,711	141,049
Soulbrain Co. Ltd.	1,117	191,993
ST Pharm Co. Ltd.	2,964	181,854
STCUBE(a)(c)	13,509	135,165
Studio Dragon Corp.(a)	3,648	142,291
Taekwang Industrial Co. Ltd.	114	52,243
Taihan Electric Wire Co. Ltd.(a)(c)	17,766	177,227
TCC Steel	4,446	185,563
Tesna Inc.	3,078	113,759
TKG Huchems Co. Ltd.	6,981	116,866
Tokai Carbon Korea Co. Ltd.(c)	1,596	110,663
Tongyang Life Insurance Co. Ltd.(a)	17,811	59,480
TY Holdings Co. Ltd./Korea	9,299	48,899
Unid Co. Ltd.	1,232	54,099
Vaxcell-Bio Therapeutics Co. Ltd.(a)(c)	3,534	112,179
Voronoi Inc.(a)	1,426	95,696
Webzen Inc.	9,462	101,678
Wemade Co. Ltd.(c)	5,587	152,252
Won Tech Co. Ltd.(a)	8,665	97,614
WONIK IPS Co. Ltd.	9,349	217,746
Wonik QnC Corp.(c)	5,586	118,488
W-Scope Chungju Plant Co. Ltd.(a)	1,103	55,077
Wysiwyg Studious Co. Ltd.(a)(c)	34,384	78,350
YG Entertainment Inc.	3,774	232,503
Young Poong Paper Manufacturing Co. Ltd.	6,391	236,262
Youngone Corp.	8,237	334,304
Zinus Inc.	5,755	114,836

		45,728,086

Taiwan — 21.1%
AcBel Polytech Inc.	171,773	249,679
Acter Group Corp. Ltd.	30,000	147,223
ADATA Technology Co. Ltd.	75,000	203,960
Adimmune Corp.(a)	57,000	59,373
Advanced Ceramic X Corp.	18,000	109,203
Advanced Wireless Semiconductor Co.(a)	57,596	175,059
Alchip Technologies Ltd.	20,000	1,538,556
Andes Technology Corp.	9,000	118,093
AP Memory Technology Corp.	28,000	286,842
Arcadyan Technology Corp.	57,541	268,124
Ardentec Corp.	123,000	240,757
Asia Optical Co. Inc.	101,000	202,087
Asia Pacific Telecom Co. Ltd.(a)	627,910	122,835
Asia Vital Components Co. Ltd.	94,533	988,974
ASMedia Technology Inc.	10,000	307,691
ASPEED Technology Inc.	8,800	742,344
BES Engineering Corp.	741,000	233,776
Bizlink Holding Inc.	44,570	348,629
Bora Pharmaceuticals Co. Ltd.	18,184	408,244
Brighton-Best International Taiwan Inc.	114,000	118,028
Capital Securities Corp.	570,530	264,790
Career Technology MFG. Co. Ltd.	115,000	81,849
Cathay Real Estate Development Co. Ltd.	171,300	81,518
Center Laboratories Inc.	149,968	242,042

Security	Shares	Value

Taiwan (continued)
Century Iron & Steel Industrial Co. Ltd.	57,000	$285,915
Chang Wah Electromaterials Inc.	114,000	108,866
Chang Wah Technology Co. Ltd.	147,500	161,387
Channel Well Technology Co. Ltd.	57,000	153,031
Charoen Pokphand Enterprise	70,300	214,016
Chenbro Micom Co. Ltd.	35,000	254,424
Cheng Loong Corp.	228,000	204,362
Cheng Uei Precision Industry Co. Ltd.	114,000	167,062
Chicony Electronics Co. Ltd.	171,000	554,471
Chicony Power Technology Co. Ltd.	49,000	179,877
China General Plastics Corp.	57,700	43,704
China Man-Made Fiber Corp.(a)	570,031	142,523
China Motor Corp.	63,200	178,192
China Petrochemical Development Corp.(a)	1,153,145	341,430
China Steel Chemical Corp.	57,000	195,712
Chin-Poon Industrial Co. Ltd.	114,000	140,420
Chipbond Technology Corp.	169,000	369,948
ChipMOS Technologies Inc.	114,000	137,110
Chong Hong Construction Co. Ltd.	57,424	130,215
Chroma ATE Inc.	114,000	997,253
Chung Hung Steel Corp.	285,000	206,511
Chung Hwa Pulp Corp.	114,000	83,525
Chung-Hsin Electric & Machinery Manufacturing Corp.	114,000	406,011
Cleanaway Co. Ltd.	40,000	230,904
Clevo Co.	114,000	112,602
Compeq Manufacturing Co. Ltd.	285,000	404,463
Coretronic Corp.	57,400	142,190
Co-Tech Development Corp.	57,000	122,832
CSBC Corp. Taiwan(a)	171,548	124,835
CTCI Corp.	171,000	211,638
Cub Elecparts Inc.(a)	44,397	210,502
Darfon Electronics Corp.	114,000	155,841
Dynapack International Technology Corp.	58,000	145,593
EirGenix Inc.(a)	57,000	170,584
Elan Microelectronics Corp.	86,000	323,688
Elite Material Co. Ltd.	82,000	1,120,096
Elite Semiconductor Microelectronics Technology Inc.	81,000	188,970
ENNOSTAR Inc.(a)	219,184	312,175
Episil Technologies Inc.	57,425	142,202
Eternal Materials Co. Ltd.	264,129	240,724
Etron Technology Inc.	83,342	107,815
Evergreen International Storage & Transport Corp.	171,000	152,732
Everlight Electronics Co. Ltd.	114,000	164,087
Far Eastern Department Stores Ltd.	285,000	211,907
Far Eastern International Bank	671,102	243,070
Faraday Technology Corp.	57,000	614,020
Farglory Land Development Co. Ltd.	89,000	155,261
Feng Hsin Steel Co. Ltd.	167,000	353,062
Fitipower Integrated Technology Inc.	57,512	258,366
FLEXium Interconnect Inc.	57,418	163,588
FocalTech Systems Co. Ltd.	57,000	129,169
Formosa International Hotels Corp.	27,000	190,574
Formosa Sumco Technology Corp.	29,000	130,726
Formosa Taffeta Co. Ltd.	233,000	186,509
Fortune Electric Co. Ltd.	34,000	318,246
Foxconn Technology Co. Ltd.	285,000	497,359
Foxsemicon Integrated Technology Inc.	25,200	143,994
Fulgent Sun International Holding Co. Ltd.	330	1,334
Fusheng Precision Co. Ltd.	26,000	161,536

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
General Interface Solution Holding Ltd.	76,000	$147,546
Genius Electronic Optical Co. Ltd.	30,585	366,979
Getac Holdings Corp.	114,000	251,208
Global Brands Manufacture Ltd.	117,000	208,676
Global Mixed Mode Technology Inc.	24,000	174,791
Gloria Material Technology Corp.	114,000	161,344
Gold Circuit Electronics Ltd.	119,600	804,606
Goldsun Building Materials Co. Ltd.	264,426	222,756
Gourmet Master Co. Ltd.	49,821	176,476
Grand Pacific Petrochemical	342,000	180,308
Grape King Bio Ltd.	62,000	299,213
Great Tree Pharmacy Co. Ltd.	19,649	216,692
Great Wall Enterprise Co. Ltd.	242,284	414,924
Greatek Electronics Inc.	60,000	109,079
Hannstar Board Corp.	114,481	197,891
HannStar Display Corp.(a)	684,320	262,799
Highwealth Construction Corp.	318,554	429,766
Hiwin Technologies Corp.	103,044	661,649
Holtek Semiconductor Inc.	57,000	112,550
Holy Stone Enterprise Co. Ltd.	65,152	200,354
Hota Industrial Manufacturing Co. Ltd.	57,773	118,672
Hotai Finance Co. Ltd.	63,800	257,254
Hsin Kuang Steel Co. Ltd.	116,000	170,378
HTC Corp.(a)	171,000	282,783
Huaku Development Co. Ltd.	86,080	241,884
IBF Financial Holdings Co. Ltd.(a)	776,172	289,731
Innodisk Corp.	28,559	250,637
International CSRC Investment Holdings Co.	285,945	180,909
International Games System Co. Ltd.	35,000	630,959
ITE Technology Inc.	57,000	255,867
ITEQ Corp.	57,559	177,269
Jentech Precision Industrial Co. Ltd.	28,399	574,485
Jinan Acetate Chemical Co. Ltd.	12,000	351,104
Johnson Health Tech Co. Ltd.	55,000	132,591
Kaori Heat Treatment Co. Ltd.	25,047	241,575
Kenda Rubber Industrial Co. Ltd.	189,260	179,051
Kenmec Mechanical Engineering Co. Ltd.	75,000	190,523
Kindom Development Co. Ltd.	127,400	129,642
King Slide Works Co. Ltd.	17,000	485,796
King Yuan Electronics Co. Ltd.	342,000	822,284
King’s Town Bank Co. Ltd.	228,000	264,280
Kinik Co.	45,000	183,694
Kinpo Electronics	399,000	201,128
Kinsus Interconnect Technology Corp.	100,000	331,749
KMC Kuei Meng International Inc.	27,000	120,209
L&K Engineering Co. Ltd.	58,000	168,829
Lien Hwa Industrial Holdings Corp.	285,412	547,806
Longchen Paper & Packaging Co. Ltd.	237,775	111,082
Lotes Co. Ltd.	23,181	626,463
Lotus Pharmaceutical Co. Ltd.	30,000	237,791
Lung Yen Life Service Corp.(a)	51,000	57,546
Macronix International Co. Ltd.	456,000	481,660
Makalot Industrial Co. Ltd.	66,391	696,443
Medigen Vaccine Biologics Corp.(a)	80,071	191,960
Mercuries & Associates Holding Ltd.	115,924	48,719
Mercuries Life Insurance Co. Ltd.(a)	570,349	94,155
Merida Industry Co. Ltd.	71,000	429,190
Merry Electronics Co. Ltd.	58,616	158,343
Microbio Co. Ltd.	135,827	217,517
Mitac Holdings Corp.	253,383	321,223

Security	Shares	Value

Taiwan (continued)
Nan Kang Rubber Tire Co. Ltd.(a)	154,000	$188,441
Nantex Industry Co. Ltd.	57,000	65,071
Nuvoton Technology Corp.	57,000	220,031
OBI Pharma Inc.(a)	64,769	174,930
Oneness Biotech Co. Ltd.	85,260	530,844
Orient Semiconductor Electronics Ltd.	157,000	233,184
Oriental Union Chemical Corp.	171,000	108,624
Pan Jit International Inc.	112,000	224,977
Pan-International Industrial Corp.	114,722	134,745
PharmaEngine Inc.	36,000	98,030
Pharmally International Holding Co. Ltd.(d)	21,603	—
Phihong Technology Co. Ltd.(a)	57,000	130,233
Phison Electronics Corp.	57,000	755,806
Pixart Imaging Inc.	57,635	230,377
Polaris Group/Tw(a)	69,000	186,671
Powertech Technology Inc.	171,000	534,104
Poya International Co. Ltd.	17,326	264,025
President Securities Corp.	228,623	140,212
Primax Electronics Ltd.	114,000	236,757
Prince Housing & Development Corp.	513,917	169,331
Qisda Corp.	456,000	639,816
Quanta Storage Inc.	56,000	172,678
Radiant Opto-Electronics Corp.	129,000	483,459
Raydium Semiconductor Corp.	20,000	201,591
RichWave Technology Corp.(a)	34,490	167,807
Ruentex Industries Ltd.	212,735	415,630
Run Long Construction Co. Ltd.	82,220	229,416
Sanyang Motor Co. Ltd.	171,820	400,034
ScinoPharm Taiwan Ltd.	114,708	97,746
SDI Corp.	58,000	182,256
Sercomm Corp.	89,000	338,207
Shihlin Electric & Engineering Corp.	57,000	230,275
Shin Zu Shing Co. Ltd.	57,856	150,005
Shinkong Synthetic Fibers Corp.	399,135	196,106
Sigurd Microelectronics Corp.	114,124	206,415
Simplo Technology Co. Ltd.	57,600	555,497
Sinbon Electronics Co. Ltd.	71,000	689,763
Sincere Navigation Corp.	129,000	80,522
Sino-American Silicon Products Inc.	169,000	828,037
Sinyi Realty Inc.	114,778	103,011
Sitronix Technology Corp.	47,000	367,910
Solar Applied Materials Technology Corp.	171,943	202,294
Sporton International Inc.	27,300	219,558
Standard Foods Corp.	114,000	136,318
Sunny Friend Environmental Technology Co. Ltd.	37,106	133,888
Sunonwealth Electric Machine Industry Co. Ltd.	57,000	243,418
Sunplus Technology Co. Ltd.	171,000	172,530
Supreme Electronics Co. Ltd.	149,017	225,376
Synmosa Biopharma Corp.	66,866	76,827
Systex Corp.	57,000	200,900
TA Chen Stainless Pipe	486,232	553,811
Ta Ya Electric Wire & Cable	230,904	267,052
Taichung Commercial Bank Co. Ltd.	1,036,301	479,403
TaiMed Biologics Inc.(a)	57,000	211,883
Tainan Spinning Co. Ltd.	342,190	161,075
Taiwan Cogeneration Corp.	200,860	271,708
Taiwan Fertilizer Co. Ltd.	171,000	319,857
Taiwan Glass Industry Corp.(a)	342,000	211,325
Taiwan Hon Chuan Enterprise Co. Ltd.	106,004	346,949
Taiwan Mask Corp.	65,000	142,087

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Paiho Ltd.	103,050	$155,542
Taiwan Secom Co. Ltd.	77,450	256,342
Taiwan Semiconductor Co. Ltd.	70,000	183,489
Taiwan Shin Kong Security Co. Ltd.	106,366	133,582
Taiwan Surface Mounting Technology Corp.	98,000	281,599
Taiwan TEA Corp.(a)	125,000	90,397
Taiwan Union Technology Corp.	57,000	223,074
Taiwan-Asia Semiconductor Corp.	114,000	175,052
Tatung Co. Ltd.(a)	456,000	723,373
TCI Co. Ltd.	37,528	191,227
Teco Electric and Machinery Co. Ltd.	342,000	535,248
Test Research Inc.	57,000	107,017
Ton Yi Industrial Corp.	285,000	155,597
Tong Hsing Electronic Industries Ltd.	81,478	338,049
Tong Yang Industry Co. Ltd.	114,133	242,442
Topco Scientific Co. Ltd.	60,704	328,832
TPK Holding Co. Ltd.	114,000	123,895
Transcend Information Inc.	57,000	129,469
Tripod Technology Corp.	132,000	781,795
TSEC Corp.	171,997	166,843
TSRC Corp.	171,000	126,399
TTY Biopharm Co. Ltd.	450	1,069
Tung Ho Steel Enterprise Corp.	178,750	335,957
TXC Corp.	57,000	169,192
U-Ming Marine Transport Corp.	114,000	162,399
Union Bank of Taiwan	636,372	288,558
United Integrated Services Co. Ltd.	57,400	390,994
United Renewable Energy Co. Ltd.	410,059	211,534
UPC Technology Corp.	342,741	161,571
UPI Semiconductor Corp.(a)	18,000	125,357
USI Corp.	228,070	152,084
Via Technologies Inc.	57,000	204,285
VisEra Technologies Co. Ltd.	32,000	212,810
Visual Photonics Epitaxy Co. Ltd.	57,425	262,290
Wafer Works Corp.	114,918	153,305
Waffer Technology Corp.	57,000	274,448
Wah Lee Industrial Corp.	58,340	165,645
Walsin Technology Corp.	114,000	352,452
Win Semiconductors Corp.	114,000	486,835
Wisdom Marine Lines Co. Ltd.	136,000	195,499
Wistron NeWeb Corp.	105,481	442,027
WT Microelectronics Co. Ltd.	114,757	245,109
XinTec Inc.	57,000	203,096
Xxentria Technology Materials Corp.	105,600	248,167
YFY Inc.	342,000	337,459
Yieh Phui Enterprise Co. Ltd.	342,586	162,705
Yulon Finance Corp.	92,285	514,513
Yulon Motor Co. Ltd.	176,955	462,369
YungShin Global Holding Corp.	57,200	78,044

		67,179,492

Thailand — 3.7%
AEON Thana Sinsap Thailand PCL, NVDR(c)	39,900	199,309
Amata Corp. PCL, NVDR	370,576	269,686
AP Thailand PCL, NVDR(c)	984,400	356,877
Bangchak Corp. PCL, NVDR	337,900	373,650
Bangkok Chain Hospital PCL, NVDR	450,300	248,006
Bangkok Commercial Asset Management PCL, NVDR	461,700	156,754
Bangkok Land PCL, NVDR(a)	5,755,400	131,486
Bangkok Life Assurance PCL, NVDR	186,900	130,765

Security	Shares	Value

Thailand (continued)
BCPG PCL, NVDR	433,200	$126,184
Betagro PCL, NVS(c)	188,100	134,290
Beyond Securities PC, NVDR(a)	387,600	101,279
Carabao Group PCL, NVDR	79,800	195,982
Central Plaza Hotel PCL, NVDR(a)(c)	183,000	249,460
CH Karnchang PCL, NVDR(c)	488,300	320,626
Chularat Hospital PCL, NVDR(c)	2,069,100	188,220
CK Power PCL, NVDR	1,042,900	108,899
Com7 PCL, NVDR	216,600	199,482
Dhipaya Group Holdings PCL, NVDR(c)	113,700	134,695
Ditto Thailand PCL, NVDR(c)	70,200	66,624
Eastern Polymer Group PCL, NVDR	457,900	93,479
Erawan Group PCL (The), NVDR(a)	1,187,500	188,209
Esso Thailand PCL, NVDR	381,900	106,895
GFPT PCL, NVDR	165,300	51,449
Gunkul Engineering PCL, NVDR	1,506,199	154,626
Hana Microelectronics PCL, NVDR	182,400	323,779
IRPC PCL, NVDR(c)	2,744,900	183,389
I-TAIL Corp. PCL, NVS	182,400	107,823
Jasmine International PCL, NVDR(a)(c)	1,784,100	101,898
Jay Mart PCL, NVDR	233,700	159,908
JMT Network Services PCL, NVDR	182,400	242,093
KCE Electronics PCL, NVDR(c)	243,500	354,125
Khon Kaen Sugar Industry PCL, NVDR	1,009,930	91,725
Kiatnakin Phatra Bank PCL, NVDR	102,632	175,776
Major Cineplex Group PCL, NVDR(c)	257,300	106,499
MBK PCL, NVDR	428,500	226,302
Mega Lifesciences PCL, NVDR	136,800	170,913
MK Restaurants Group PCL, NVDR	74,100	100,489
Ngern Tid Lor PCL, NVDR(c)	347,700	234,139
Plan B Media PCL, NVDR	934,880	249,544
Pruksa Holding PCL, NVDR	285,000	109,003
PTG Energy PCL, NVDR	342,400	104,593
Quality Houses PCL, NVDR	2,395,467	158,659
Ramkhamhaeng Hospital PCL, NVDR	136,900	171,208
Sabuy Technology PCL, NVDR(c)	319,200	73,822
Sansiri PCL, NVDR	5,410,000	314,953
Sappe PCL	28,500	81,370
Siam Global House PCL, NVDR	1	1
Siamgas & Petrochemicals PCL, NVDR	359,200	86,199
Sino-Thai Engineering & Construction PCL, NVDR(c)	443,028	151,718
SISB PCL	79,800	85,979
Sri Trang Agro-Industry PCL, NVDR	319,280	133,042
Srisawad Corp. PCL, NVDR	159,600	232,444
Star Petroleum Refining PCL, NVDR	592,800	154,922
Supalai PCL, NVDR	490,200	303,634
Super Energy Corp. PCL, NVDR(a)(c)	6,452,400	93,952
Thai Union Group PCL, NVDR	832,200	339,755
Thai Vegetable Oil PCL, NVDR	233,960	156,293
Thanachart Capital PCL, NVDR	119,700	174,305
Thonburi Healthcare Group PCL, NVDR(c)	108,300	202,574
Thoresen Thai Agencies PCL, NVDR	494,500	87,551
Tipco Asphalt PCL, NVDR	320,400	157,375
TOA Paint Thailand PCL, NVDR(c)	247,900	187,542
TPI Polene Power PCL, NVDR	1,419,300	137,806
TTW PCL, NVDR(c)	695,400	175,749
VGI PCL, NVDR(c)	1,955,150	165,155
WHA Corp. PCL, NVDR(c)	3,206,600	475,843

		11,630,781

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey — 2.3%
Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS	178,581	$93,567
Aksa Akrilik Kimya Sanayii AS	48,108	144,485
Alarko Holding AS	62,701	301,230
Anadolu Efes Biracilik Ve Malt Sanayii AS	71,193	287,151
Borusan Mannesmann Boru Sanayi ve Ticaret AS(a)	5,700	162,124
Cimsa Cimento Sanayi VE Ticaret AS	18,411	147,521
Dogan Sirketler Grubu Holding AS	458,109	242,548
Dogus Otomotiv Servis ve Ticaret AS	15,732	168,034
EGE Endustri VE Ticaret AS	456	122,740
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	780,900	250,730
Enerjisa Enerji AS(b)	93,309	178,811
Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret AS, NVS	12,312	91,694
GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS	44,536	108,339
Girisim Elektrik Taahhut Ticaret Ve Sanayi AS(a)	36,303	126,081
Hektas Ticaret TAS(a)	1	—
Is Gayrimenkul Yatirim Ortakligi AS(a)	136,230	97,142
Is Yatirim Menkul Degerler AS	152,247	242,271
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	247,494	231,240
Kimteks Poliuretan Sanayi VE Ticaret AS, NVS	29,640	97,172
Kizilbuk Gayrimenkul Yatirim Ortakligi AS, NVS(a)	1	—
Kontrolmatik Enerji Ve Muhendislik AS, NVS	25,707	264,572
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	67,431	165,082
Mavi Giyim Sanayi Ve Ticaret AS, Class B(b)	69,255	279,143
Migros Ticaret AS	32,245	418,626
MLP Saglik Hizmetleri AS(a)(b)	42,123	200,208
Nuh Cimento Sanayi AS	20,652	146,850
ODAS Elektrik Uretim ve Sanayi Ticaret AS(a)	298,284	146,674
Otokar Otomotiv Ve Savunma Sanayi AS(a)	17,385	233,576
Oyak Cimento Fabrikalari AS(a)	110,580	262,377
Petkim Petrokimya Holding AS(a)	360,468	275,584
Qua Granite Hayal(a)	224,466	58,384
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	125,200	176,553
Selcuk Ecza Deposu Ticaret ve Sanayi AS	44,517	98,463
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS, NVS(a)	39,447	111,903
Sok Marketler Ticaret AS	86,013	200,062
TAV Havalimanlari Holding AS(a)	73,302	336,118
Turk Traktor ve Ziraat Makineleri AS(c)	9,735	331,614
Turkiye Sinai Kalkinma Bankasi AS(a)	441,864	117,448
Ulker Biskuvi Sanayi AS(a)	56,316	128,565
Vestel Elektronik Sanayi ve Ticaret AS(a)	57,855	148,753
Zorlu Enerji Elektrik Uretim AS(a)	611,169	110,933

		7,304,368

United Arab Emirates — 1.1%
Agthia Group PJSC	108,475	150,323
Air Arabia PJSC	678,414	544,874
Ajman Bank PJSC(a)	331,554	220,254
Al Waha Capital PJSC	412,815	188,745
Al Yah Satellite Communications Co.	299,022	205,107
Amanat Holdings PJSC	360,583	106,025
Aramex PJSC	233,882	161,602
Dana Gas PJSC	1,515,858	381,282
Drake & Scull International PJSC(a)(d)	241,185	1
Dubai Financial Market PJSC	472,302	206,929
Dubai Investments PJSC	599,567	404,826
Emirates Central Cooling Systems Corp.	530,100	266,587
Gulf Navigation Holding PJSC(a)	63,783	124,510
National Central Cooling Co. PJSC	209,988	210,388

Security	Shares	Value

United Arab Emirates (continued)
Ras Al Khaimah Ceramics	165,650	$114,101
Sharjah Islamic Bank	371,920	254,071
Taaleem Holdings PJSC, NVS(a)	60,127	68,263

		3,607,888

Total Common Stocks — 99.1% (Cost: $290,866,871)		315,483,259

Preferred Stocks

Brazil — 0.8%
Alpargatas SA, Preference Shares, NVS	65,037	110,451
Azul SA, Preference Shares, NVS	84,873	248,344
Banco ABC Brasil SA Preference Shares, NVS	28,001	105,003
Preference Shares, NVS	1,638	6,053
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	51,870	128,207
Banco Pan SA, Preference Shares, NVS	98,439	173,936
Bradespar SA, Preference Shares, NVS	86,412	392,619
Cia. de Saneamento do Parana, Preference Shares, NVS	92,853	85,502
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	62,415	88,605
Marcopolo SA, Preference Shares, NVS	166,383	203,609
Metalurgica Gerdau SA, Preference Shares, NVS	215,859	515,232
Randon SA Implementos e Participacoes, Preference Shares, NVS	59,850	144,668
Unipar Carbocloro SA, Class B, Preference Shares, NVS	16,024	250,130
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	126,084	175,172

		2,627,531

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares, NVS	147,003	370,712

Total Preferred Stocks — 0.9% (Cost: $2,314,713)		2,998,243

Rights

Brazil — 0.0%
Marfrig Global Foods SA, (Expires 09/25/23, Strike Price BRL 7.21)(a)	40,821	989

Kuwait — 0.0%
Al Ahli Bank of Kuwait KSCP, (Expires 09/17/23, Strike Price KWD 0.20)(a)	16,547	966

South Korea — 0.0%
CJ CGV Co. Ltd., (Expires 09/07/23)(a)	20,429	30,449

Total Rights — 0.0% (Cost: $81,707)		32,404

Total Long-Term Investments — 100.0% (Cost: $293,263,291)		318,513,906

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 6.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(g)(h)(i)	19,792,570	$19,798,508

Total Short-Term Securities — 6.2% (Cost: $19,790,555)		19,798,508

Total Investments — 106.2% (Cost: $313,053,846)		338,312,414

Liabilities in Excess of Other Assets — (6.2)%		(19,844,940)

Net Assets — 100.0%		$318,467,474

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $205,384, representing 0.1% of its net assets as of period end, and an original cost of $150,336.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$25,516,997	$—	$(5,715,252	)(a)	$(78)	$(3,159)	$19,798,508	19,792,570	$1,158,057	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	490,000	—	(490,000	)(a)	—	—	—	—	31,332		1

					$(78)	$(3,159)	$19,798,508		$1,189,389		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$89,744	$—	$—	$—	$89,744

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$20,562	$—	$—	$—	$20,562

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,399,726

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$60,847,204	$254,239,269	$396,786	$315,483,259
Preferred Stocks	2,998,243	—	—	2,998,243
Rights	1,955	30,449	—	32,404
Short-Term Securities
Money Market Funds	19,798,508	—	—	19,798,508

	$83,645,910	$254,269,718	$396,786	$338,312,414

See notes to financial statements.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$71,002,248,386	$69,947,639	$527,577,817	$318,513,906
Investments, at value — affiliated(c)	3,436,309,335	1,416,148	5,293,612	19,798,508
Cash	332,998,259	473,028	4,798,433	8,021,245
Cash pledged for futures contracts	11,449,000	15,000	32,000	28,000
Foreign currency, at value(d)	247,005,422	363,524	1,823,050	1,266,013
Receivables:
Investments sold	679,802,713	1,003,575	9,286,221	19,475,231
Securities lending income — affiliated	8,213,582	1,099	8,275	112,864
Capital shares sold	—	—	—	136
Dividends — unaffiliated	118,384,419	179,871	462,642	545,438
Dividends — affiliated	658,522	2,790	6,968	6,364
Tax reclaims	742,852	—	—	14,708
Other assets	6,184,057	—	—	—

Total assets	75,843,996,547	73,402,674	549,289,018	367,782,413

LIABILITIES
Bank borrowings	173,766,562	—	2,700,475	6,934,219
Collateral on securities loaned, at value	3,362,587,387	1,086,130	5,296,555	19,799,980
Payables:
Investments purchased	918,152,647	1,361,531	10,241,040	20,576,523
Deferred foreign capital gain tax	163,496,478	709,505	2,066,521	1,805,091
Foreign taxes	4,462,940	—	—	—
Investment advisory fees	5,453,196	42,681	222,083	188,614
Variation margin on futures contracts	4,303,945	2,940	10,937	10,512

Total liabilities	4,632,223,155	3,202,787	20,537,611	49,314,939

Commitments and contingent liabilities

NET ASSETS	$71,211,773,392	$70,199,887	$528,751,407	$318,467,474

NET ASSETS CONSIST OF
Paid-in capital	$77,524,276,510	$322,932,981	$665,406,184	$308,473,393
Accumulated earnings (loss)	(6,312,503,118)	(252,733,094)	(136,654,777)	9,994,081

NET ASSETS	$71,211,773,392	$70,199,887	$528,751,407	$318,467,474

NET ASSET VALUE
Shares outstanding	1,450,200,000	2,050,000	8,100,000	5,700,000

Net asset value	$49.10	$34.24	$65.28	$55.87

Shares authorized	4.30 billion	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$68,573,698,374	$95,532,982	$541,784,700	$293,263,291
(b) Securities loaned, at value	$2,991,215,440	$836,084	$4,058,246	$17,177,960
(c) Investments, at cost — affiliated	$3,435,106,948	$1,415,866	$5,291,212	$19,790,555
(d) Foreign currency, at cost	$247,401,651	$363,911	$1,822,835	$1,273,234

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Operations

Year Ended August 31, 2023

	iShares Core MSCI Emerging Markets ETF (Consolidated)	iShares MSCI BIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

INVESTMENT INCOME
Dividends — unaffiliated	$2,110,309,738	$2,094,867	$13,715,396	$11,171,372
Dividends — affiliated	7,670,843	23,275	68,350	31,332
Interest — unaffiliated	1,368,464	—	—	—
Securities lending income — affiliated — net(a)	72,333,073	13,546	91,332	1,158,057
Foreign taxes withheld	(235,977,318)	(178,772)	(1,850,504)	(1,396,118)
Other foreign taxes	(5,269,469)	—	(30,744)	(27,510)

Total investment income	1,950,435,331	1,952,916	11,993,830	10,937,133

EXPENSES
Investment advisory	60,493,053	546,668	2,578,338	2,542,556
Interest expense	4,057,638	1,458	7,158	15,114
Commitment costs	49,961	1,605	10,314	7,366

Total expenses	64,600,652	549,731	2,595,810	2,565,036

Less:
Investment advisory fees waived	(4,108,362)	—	—	—

Total expenses after fees waived	60,492,290	549,731	2,595,810	2,565,036

Net investment income	1,889,943,041	1,403,185	9,398,020	8,372,097

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	283,285,708	(8,509,092)	(61,461,980)	2,443,443
Investments — affiliated	61,157	344	2,807	(78)
Capital gain distributions from underlying funds — affiliated	109	1	9	1
Foreign currency transactions	(52,977,095)	(11,937)	(263,667)	(327,231)
Futures contracts	1,674,094	15,538	156,999	89,744
In-kind redemptions — unaffiliated(c)	107,855,751	(2,673,830)	(2,075,817)	4,915,819

	339,899,724	(11,178,976)	(63,641,649)	7,121,698

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(d)	(153,812,653)	7,006,279	45,892,575	34,757,407
Investments — affiliated	380	(690)	(2,843)	(3,159)
Foreign currency translations	4,504,698	5,572	5,507	13,123
Futures contracts	4,788,652	4,252	(10,782)	20,562

	(144,518,923)	7,015,413	45,884,457	34,787,933

Net realized and unrealized gain (loss)	195,380,801	(4,163,563)	(17,757,192)	41,909,631

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,085,323,842	$(2,760,378)	$(8,359,172)	$50,281,728

(a) Net of securities lending income tax paid of	$6,600,159	$—	$—	$—
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(314,615,070)	$(157,911)	$(627,361)	$(414,097)
(c) See Note 2 of the Notes to Financial Statements
(d) Net of reduction/increase in deferred foreign capital gain tax of	$154,845,637	$22,628	$(145,259)	$(1,805,091)

See notes to financial statements.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core MSCI Emerging Markets ETF (Consolidated)		iShares MSCI BIC ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,889,943,041	$2,169,479,207	$1,403,185	$2,569,924
Net realized gain (loss)	339,899,724	(1,562,142,082)	(11,178,976)	2,216,546
Net change in unrealized appreciation (depreciation)	(144,518,923)	(18,155,064,694)	7,015,413	(40,883,759)

Net increase (decrease) in net assets resulting from operations	2,085,323,842	(17,547,727,569)	(2,760,378)	(36,097,289)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,577,225,963)	(2,536,239,296)	(1,466,684)	(4,109,073)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	5,471,592,469	4,716,727,779	(15,553,387)	(28,155,755)

NET ASSETS
Total increase (decrease) in net assets	5,979,690,348	(15,367,239,086)	(19,780,449)	(68,362,117)
Beginning of year	65,232,083,044	80,599,322,130	89,980,336	158,342,453

End of year	$71,211,773,392	$65,232,083,044	$70,199,887	$89,980,336

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Changes in Net Assets (continued)

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,398,020	$12,162,204	$8,372,097	$8,220,774
Net realized gain (loss)	(63,641,649)	(12,314,788)	7,121,698	10,662,566
Net change in unrealized appreciation (depreciation)	45,884,457	(194,721,516)	34,787,933	(88,079,938)

Net increase (decrease) in net assets resulting from operations	(8,359,172)	(194,874,100)	50,281,728	(69,196,598)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,905,772)	(19,262,046)	(5,397,487)	(11,668,171)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(25,364,343)	(96,411,936)	(62,550,583)	(275,821)

NET ASSETS
Total decrease in net assets	(42,629,287)	(310,548,082)	(17,666,342)	(81,140,590)
Beginning of year	571,380,694	881,928,776	336,133,816	417,274,406

End of year	$528,751,407	$571,380,694	$318,467,474	$336,133,816

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF (Consolidated)

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$48.75	$64.18	$53.34	$48.31	$52.27

Net investment income(a)	1.35	1.67	1.33	1.46	1.40

Net realized and unrealized gain (loss)(b)	0.14	(15.13)	10.70	5.21	(4.01)

Net increase (decrease) from investment operations	1.49	(13.46)	12.03	6.67	(2.61)

Distributions from net investment income(c)	(1.14)	(1.97)	(1.19)	(1.64)	(1.35)

Net asset value, end of year	$49.10	$48.75	$64.18	$53.34	$48.31

Total Return(d)
Based on net asset value	3.13%	(21.40)%	22.67%	13.97%	(4.93	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.10%	0.10%	0.12%	0.14%	0.14%

Total expenses after fees waived	0.09%	0.10%	0.12%	0.14%	0.14%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.10%	0.11%	0.14%	0.14%

Net investment income	2.81%	2.97%	2.12%	2.97%	2.79%

Supplemental Data
Net assets, end of year (000)	$71,211,773	$65,232,083	$80,599,322	$54,628,381	$53,020,298

Portfolio turnover rate(g)	21%	7%	9%	15%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2019:
• Total return by 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI BIC ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/23	08/31/22	08/31/21 (a)	08/31/20 (a)	08/31/19 (a)

Net asset value, beginning of year	$35.99	$50.27	$47.46	$40.23	$41.01

Net investment income(b)	0.62	0.91	0.62	0.55	0.69

Net realized and unrealized gain (loss)(c)	(1.72)	(13.74)	2.74	7.34	(0.59)

Net increase (decrease) from investment operations	(1.10)	(12.83)	3.36	7.89	0.10

Distributions from net investment income(d)	(0.65)	(1.45)	(0.55)	(0.66)	(0.88)

Net asset value, end of year	$34.24	$35.99	$50.27	$47.46	$40.23

Total Return(e)
Based on net asset value	(3.05)%	(26.03)%	7.09%	19.78%	0.35%

Ratios to Average Net Assets(f)
Total expenses	0.70%	0.69%	0.70%	0.70%	0.69%

Net investment income	1.80%	2.15%	1.20%	1.29%	1.69%

Supplemental Data
Net assets, end of year (000)	$70,200	$89,980	$158,342	$147,123	$160,926

Portfolio turnover rate(g)	9%	12%	80%	42%	53%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/23	08/31/22	08/31/21 (a)	08/31/20 (a)	08/31/19 (a)

Net asset value, beginning of year	$66.44	$88.19	$75.48	$62.82	$69.38

Net investment income(b)	1.16	1.25	1.28	1.12	1.26

Net realized and unrealized gain (loss)(c)	(1.22)	(20.98)	12.32	12.79	(6.52)

Net increase (decrease) from investment operations	(0.06)	(19.73)	13.60	13.91	(5.26)

Distributions from net investment income(d)	(1.10)	(2.02)	(0.89)	(1.25)	(1.30)

Net asset value, end of year	$65.28	$66.44	$88.19	$75.48	$62.82

Total Return(e)
Based on net asset value	(0.08)%	(22.77)%	18.11%	22.31%	(7.52)%

Ratios to Average Net Assets(f)
Total expenses	0.49%	0.49%	0.50%	0.50%	0.50%

Net investment income	1.79%	1.62%	1.46%	1.68%	1.94%

Supplemental Data
Net assets, end of year (000)	$528,751	$571,381	$881,929	$558,558	$452,328

Portfolio turnover rate(g)	31%	24%	48%	20%	16%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/22	08/31/21	08/31/20	08/31/19	08/31/18

Net asset value, beginning of year	$50.17	$62.28	$44.74	$41.51	$47.64

Net investment income(a)	1.17	1.24	0.96	0.85	0.99

Net realized and unrealized gain (loss)(b)	5.26	(11.56)	17.81	3.52	(5.98)

Net increase (decrease) from investment operations	6.43	(10.32)	18.77	4.37	(4.99)

Distributions from net investment income(c)	(0.73)	(1.79)	(1.23)	(1.14)	(1.14)

Net asset value, end of year	$55.87	$50.17	$62.28	$44.74	$41.51

Total Return(d)
Based on net asset value	12.99%	(17.00)%	42.38%	10.68%	(10.50)%

Ratios to Average Net Assets(e)
Total expenses	0.71%	0.70%	0.69%	0.71%	0.69%

Net investment income	2.30%	2.20%	1.72%	2.07%	2.25%

Supplemental Data
Net assets, end of year (000)	$318,467	$336,134	$417,274	$212,511	$238,702

Portfolio turnover rate(f)	43%	53%	34%	46%	29%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified
MSCI BIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for iShares Core MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India.

Effective November 16, 2022, Core MSCI Emerging Markets finalized the transfer of all the assets of Core MSCI Emerging Markets’ wholly owned Mauritius Subsidiary to Core MSCI Emerging Markets through on-exchange transactions in India. Core MSCI Emerging Markets recognized a net realized gain of $3,043,214,283 as a result of this transaction. After the transfer, Core MSCI Emerging Markets began making new investments in India directly. On April 26, 2023, Core MSCI Emerging Markets filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.

Effective March 17, 2023, MSCI Emerging Markets Small-Cap finalized the transfer of all the assets of MSCI Emerging Markets Small-Cap’s wholly owned Mauritius Subsidiary to MSCI Emerging Markets Small-Cap through on-exchange transactions in India. MSCI Emerging Markets Small-Cap recognized a net realized loss of $257,882 as a result of this transaction. After the transfer, MSCI Emerging Markets Small-Cap began making new investments in India directly. On April 26, 2023, MSCI Emerging Markets Small-Cap filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Each of the iShares Core MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF has conducted investment activities in India through its Subsidiary and, where applicable, expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements (continued)

and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Core MSCI Emerging Markets
Barclays Bank PLC	$23,550,614	$(23,550,614)	$—		$—
Barclays Capital, Inc.	117,776,665	(117,776,665)	—		—
BNP Paribas SA	12,823,610	(12,823,610)	—		—
BofA Securities, Inc.	197,344,018	(197,344,018)	—		—
Citigroup Global Markets Ltd.	78,250,535	(78,250,535)	—		—
Citigroup Global Markets, Inc.	28,238,131	(28,238,131)	—		—
Credit Suisse Securities (USA) LLC	5,659,736	(5,659,736)	—		—
Goldman Sachs & Co. LLC	516,272,283	(516,272,283)	—		—
Goldman Sachs International	418,993,132	(418,993,132)	—		—
HSBC Bank PLC	8,692,731	(8,692,731)	—		—
J.P. Morgan Securities LLC	270,039,592	(270,039,592)	—		—
J.P. Morgan Securities PLC	290,983,916	(290,983,916)	—		—
Jefferies LLC	3,449,902	(3,449,902)	—		—
Macquarie Bank Ltd.	16,333,113	(16,333,113)	—		—
Morgan Stanley	948,538,276	(948,538,276)	—		—
Nomura Securities International, Inc.	773,124	(773,124)	—		—
Scotia Capital (USA), Inc.	134,541	(134,541)	—		—
SG Americas Securities LLC	9,932,225	(9,932,225)	—		—
State Street Bank & Trust Co.	2,766,805	(2,766,805)	—		—
UBS AG	28,029,053	(28,029,053)	—		—
UBS Europe SE	10,759,625	(10,759,625)	—		—
UBS Securities LLC	1,336,549	(1,336,549)	—		—
Virtu Americas LLC	305,505	(305,505)	—		—
Wells Fargo Bank N.A.	231,759	(231,759)	—		—

	$2,991,215,440	$(2,991,215,440)	$—		$—

MSCI BIC
BofA Securities, Inc.	$136,065	$(136,065)	$—		$—
Goldman Sachs & Co. LLC	84,411	(84,411)	—		—
J.P. Morgan Securities LLC	64,860	(64,860)	—		—
Morgan Stanley	313,388	(313,388)	—		—
RBC Capital Markets LLC	237,360	(220,803)	—		16,557	(b)

	$836,084	$(819,527)	$—		$16,557

MSCI Emerging Markets Asia
Barclays Bank PLC	$96,862	$(96,862)	$—		$—
Barclays Capital, Inc.	244,875	(240,950)	—		3,925	(b)
BNP Paribas SA	6,461	(6,461)	—		—
BofA Securities, Inc.	645,194	(645,194)	—		—
Credit Suisse Securities (USA) LLC	107,817	(107,817)	—		—
Goldman Sachs & Co. LLC	395,352	(395,352)	—		—
HSBC Bank PLC	27,227	(27,227)	—		—
J.P. Morgan Securities LLC	1,307,371	(1,307,371)	—		—
Morgan Stanley & Co. LLC	970,195	(970,195)	—		—
SG Americas Securities LLC	148,136	(148,136)	—		—
UBS AG	108,756	(108,756)	—		—

	$4,058,246	$(4,054,321)	$—		$3,925

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Emerging Markets Small-Cap
Barclays Bank PLC	$376,640	$(376,640)	$—		$—
Barclays Capital, Inc.	1,079,032	(1,079,032)	—		—
BNP Paribas SA	478,845	(478,845)	—		—
BofA Securities, Inc.	2,915,968	(2,831,777)	—		84,191	(b)
Citigroup Global Markets, Inc.	504,221	(504,221)	—		—
Credit Suisse Securities (USA) LLC	423,819	(423,819)	—		—
Goldman Sachs & Co. LLC	3,296,180	(3,296,180)	—		—
HSBC Bank PLC	202,231	(202,231)	—		—
J.P. Morgan Securities LLC	1,139,590	(1,139,590)	—		—
J.P. Morgan Securities PLC	61,814	(61,814)	—		—
Macquarie Bank Ltd.	345,099	(345,099)	—		—
Morgan Stanley	5,747,461	(5,747,461)	—		—
SG Americas Securities LLC	353,194	(353,194)	—		—
State Street Bank & Trust Co.	71,101	(71,101)	—		—
UBS AG	182,765	(182,765)	—		—

	$17,177,960	$(17,093,769)	$—		$84,191

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Core MSCI Emerging Markets	0.09%
MSCI Emerging Markets Asia	0.49

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements (continued)

For its investment advisory services to each of the iShares MSCI BIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Expense Waivers: The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. For the iShares Core MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2025 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.09% of average daily net assets.

This amount is included in investment advisory fees waived in the Consolidated Statements of Operations. For the year ended August 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

Core MSCI Emerging Markets	$4,108,362

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Core MSCI Emerging Markets	$18,088,038
MSCI BIC	3,358
MSCI Emerging Markets Asia	22,142
MSCI Emerging Markets Small-Cap	259,252

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

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Notes to Financial Statements (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core MSCI Emerging Markets	$58,492,515	$130,730,542	$(84,147,890)
MSCI BIC	129,512	309,737	(277,165)
MSCI Emerging Markets Asia	2,370,074	2,025,330	(1,726,534)
MSCI Emerging Markets Small-Cap	5,220,444	15,293,492	10,269,379

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$19,473,040,551	$13,803,293,663
MSCI BIC	7,101,499	14,985,357
MSCI Emerging Markets Asia	179,371,747	164,130,194
MSCI Emerging Markets Small-Cap	151,560,884	194,416,120

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$837,219,983	$396,911,124
MSCI BIC	—	7,375,811
MSCI Emerging Markets Asia	12,412,857	55,356,080
MSCI Emerging Markets Small-Cap	11,919,845	29,432,984

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Core MSCI Emerging Markets	$94,196,847	$(94,196,847)
MSCI BIC	(2,824,209)	2,824,209
MSCI Emerging Markets Asia	(6,116,640)	6,116,640
MSCI Emerging Markets Small-Cap	4,212,200	(4,212,200)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
Core MSCI Emerging Markets
Ordinary income	$1,577,225,963	$2,536,239,296

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements (continued)

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
MSCI BIC
Ordinary income	$1,466,684	$4,109,073

MSCI Emerging Markets Asia
Ordinary income	$8,905,772	$19,262,046

MSCI Emerging Markets Small-Cap
Ordinary income	$5,397,487	$11,668,171

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Core MSCI Emerging Markets	$993,738,338	$(9,993,717,670)	$2,687,476,214	$(6,312,503,118)
MSCI BIC	124,169	(226,979,021)	(25,878,242)	(252,733,094)
MSCI Emerging Markets Asia	6,211,218	(115,044,765)	(27,821,230)	(136,654,777)
MSCI Emerging Markets Small-Cap	6,658,612	(6,287,765)	9,623,234	9,994,081

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

For the year ended August 31, 2023, the iShares MSCI Emerging Markets Small-Cap ETF utilized $3,580,514 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI Emerging Markets	$71,588,262,963	$15,845,050,812	$(12,994,756,054)	$2,850,294,758
MSCI BIC	96,531,737	17,023,349	(42,191,299)	(25,167,950)
MSCI Emerging Markets Asia	558,625,134	90,208,065	(115,961,770)	(25,753,705)
MSCI Emerging Markets Small-Cap	326,877,131	57,528,075	(46,092,792)	11,435,283

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

Core MSCI Emerging Markets	$278,000,000	$5,807,496	6.19%
MSCI BIC	805,000	25,315	5.54
MSCI Emerging Markets Asia	3,900,000	122,466	5.59
MSCI Emerging Markets Small-Cap	6,933,000	271,926	5.12

Effective April 21, 2022, iShares Core MSCI Emerging Markets ETF, along with certain other iShares funds (“Mauritius Participating Funds”), was party to a $1.50 billion unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which was used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility had interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less

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Notes to Financial Statements (continued)

than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. The Uncommitted Liquidity Facility was terminated on December 7, 2022.

For the year ended August 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Uncommitted Liquidity Facility were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Core MSCI Emerging Markets	$1,160,000,000	$81,463,014	4.43%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount

Core MSCI Emerging Markets
Shares sold	138,000,000	$6,641,906,049	82,200,000	$4,716,727,779
Shares redeemed	(25,800,000)	(1,170,313,580)	—	—

	112,200,000	$5,471,592,469	82,200,000	$4,716,727,779

MSCI BIC
Shares sold	—	$(15,669)	—	$(14,320)
Shares redeemed	(450,000)	(15,537,718)	(650,000)	(28,141,435)

	(450,000)	$(15,553,387)	(650,000)	$(28,155,755)

MSCI Emerging Markets Asia
Shares sold	2,200,000	$149,886,468	600,000	$46,304,002
Shares redeemed	(2,700,000)	(175,250,811)	(2,000,000)	(142,715,938)

	(500,000)	$(25,364,343)	(1,400,000)	$(96,411,936)

MSCI Emerging Markets Small-Cap
Shares sold	1,400,000	$70,564,319	200,000	$11,860,118
Shares redeemed	(2,400,000)	(133,114,902)	(200,000)	(12,135,939)

	(1,000,000)	$(62,550,583)	—	$(275,821)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer

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Notes to Financial Statements (continued)

and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations and the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares Core MSCI Emerging Markets ETF(1) iShares MSCI BIC ETF(2) iShares MSCI Emerging Markets Asia ETF(2) iShares MSCI Emerging Markets Small-Cap ETF(1)

(1)

Consolidated statement of operations for the year ended August 31, 2023, consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2023 and the consolidated financial highlights for each of the five years in the period ended August 31, 2023.

(2)

Statement of operations for the year ended August 31, 2023, statement of changes in net assets for each of the two years in the period ended August 31, 2023, the financial highlights for each of the two years in the period ended August 31, 2023 and the consolidated financial highlights for each of the three years in the period ended August 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$970,827,379
MSCI BIC	1,017,700
MSCI Emerging Markets Asia	7,475,549
MSCI Emerging Markets Small-Cap	4,285,971

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$2,236,461,039	$562,911,468
MSCI BIC	2,461,939	335,468
MSCI Emerging Markets Asia	15,026,976	2,546,605
MSCI Emerging Markets Small-Cap	11,163,520	1,813,647

I M P O R T A N T T A X I N F O R M A T I O N	97

Board Review and Approval of Investment Advisory Contract

iShares Core MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI BIC ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Emerging Markets Asia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI BIC(a)	$0.505612	$—	$0.139971	$0.645583	78%	—%	22%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Core MSCI Emerging Markets ETF and iShares MSCI BIC ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Core MSCI Emerging Markets ETF and iShares MSCI BIC ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	107

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	109

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

110	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	111

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-810-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•  iShares Frontier and Select EM ETF | FM | NYSE Arca

•  iShares MSCI World ETF | URTH | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Frontier and Select EM ETF

Investment Objective

The iShares Frontier and Select EM ETF (the “Fund”) (formerly the iShares MSCI Frontier and Select EM ETF) seeks to provide exposure to frontier market equities along with select emerging market equities. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

On March 29, 2023, the Board approved a proposal to change the Fund’s name and investment objective. The Board also approved a proposal to change the Fund from tracking an underlying index to operating as a transparent active ETF. These changes became effective on June 1, 2023.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.59%	1.97%	2.59%	1.59%	10.25%	29.13%
Fund Market	1.20	2.21	2.38	1.20	11.54	26.50
MSCI Frontier and Emerging Markets Select Index	2.23	3.96	4.34	2.23	21.43	52.92

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The MSCI Frontier and Emerging Markets Select Index aims to reflect the performance of Frontier Markets (FM) and the lower size spectrum of Emerging Markets (EM), while putting stronger emphasis on the tradability & investability of the constituents compared to its Parent Index.

Index performance through February 28, 2021 reflects the performance of the MSCI Frontier Markets 100 Index. Index performance beginning on March 1, 2021 reflects the performance of the MSCI Frontier and Emerging Markets Select Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,113.80	$ 4.26		$ 1,000.00	$ 1,021.20	$ 4.08		0.80%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® Frontier and Select EM ETF

Portfolio Management Commentary

Stocks in frontier and select emerging markets posted a modest gain for the reporting period. Kazakhstani equities contributed the most to the Index’s return, led by the financials sector. The country’s economy showed signs of accelerated growth in the first half of 2023, and its inflation rate, while still elevated, declined. In this environment, the consumer finance industry advanced, as increased adoption of digital payments and online marketplace services by both merchants and consumers drove robust growth in revenues.

Egyptian stocks contributed meaningfully to the Index’s performance, led by the financials sector. Egypt’s stock market reached record highs, as domestic investors sought to protect assets against rising inflation following multiple devaluations of the Egyptian pound. Growth in deposits of local and foreign currencies and higher net interest income benefited diversified banks.

Peruvian stocks, particularly the materials sector, were another source of strength. In the metals and mining industry, large copper producers benefited from rising prices, primarily early in the reporting period, though they remained lower than the previous year. Nonetheless, higher sales volumes, increased production, and reduced operating costs helped earnings exceed expectations and boosted returns on equity, even after prices moderated.

On the downside, Kenyan equities weighed on the Index’s return, driven by the telecommunication services sector. Stock prices in the wireless telecommunication services industry came under pressure as investors from developed markets shifted funds away from some frontier markets in response to economic uncertainty associated with increasing inflation in developed markets. Further, the cost of expanding service into Ethiopia limited the profits of a major Kenyan mobile services provider.

Vietnamese stocks further detracted from the Index’s performance, notably in the real estate sector, as bond defaults by residential property developers rose, property sales declined substantially, and builders across the country put a hold on hundreds of construction projects worth tens of billions in U.S. dollars. Nigerian stocks also detracted, driven by the consumer staples sector, as increased debt and interest expenses pressured the margins of a large food, beverage, and tobacco company.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	34.1%
Real Estate	13.4
Materials	12.5
Consumer Staples	9.6
Energy	8.4
Industrials	7.4
Communication Services	6.6
Utilities	4.9
Health Care	1.9
Other (each representing less than 1%)	1.2

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Vietnam	36.7%
Kazakhstan	9.1
Romania	8.5
Philippines	6.5
Morocco	6.1
Peru	5.2
Colombia	4.4
Egypt	4.2
Bangladesh	3.6
Oman	3.4

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI World ETF

Investment Objective

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.90%	8.53%	9.48%	15.90%	50.60%	147.32%
Fund Market	15.93	8.58	9.23	15.93	50.94	141.86
Index	15.60	8.33	9.28	15.60	49.17	142.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,112.70	$ 1.28		$ 1,000.00	$ 1,024.00	$ 1.22		0.24%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI World ETF

Portfolio Management Commentary

Global developed market stocks advanced solidly for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. U.S. stocks, which represented approximately 69% of the Index on average for the reporting period, drove the majority of gains.

Among U.S. stocks, the information technology sector was the largest contributor to the Index’s return. While companies in the sector were negatively impacted by rising interest rates, the pace of interest rate increases slowed as the reporting period continued, and investor optimism surrounding new developments in artificial intelligence (“AI”) applications boosted stocks in the sector. The semiconductors and semiconductor equipment industry was the leading source of strength, as the potential for growth in AI buoyed the industry. Generative AI is computationally intensive, and the strong interest in the area benefited companies that manufacture specialty microchips that can be used for these applications. New microchip development and a partnership with a major technology company further bolstered the stock of a major semiconductors firm.

The U.S. software and services industry also advanced, driven by strength among systems software companies. An investment in a leading AI company by a large systems software company enabled the incorporation of AI into a search engine, driving optimism about other future applications. Continued strength in enterprise cloud computing further raised revenues in the industry. The technology hardware, storage, and peripherals industry also gained amid growing revenues from services. The U.S. communication services sector was another notable contributor, helped by aggressive cost cutting and the adoption of new technologies in the interactive media and services industry.

Japanese stocks also contributed to the Index’s return, as the economy returned to growth in the fourth quarter of 2022 and the government lifted strict border controls. The industrials sector gained the most, helped by higher profits and government reforms that aimed to improve the corporate environment for investors. In France, the industrials sector also contributed, as a rebound in air travel drove increased orders for planes in the aerospace and defense industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	22.3%
Financials	14.7
Health Care	12.7
Consumer Discretionary	11.0
Industrials	10.9
Consumer Staples	7.3
Communication Services	7.2
Energy	4.8
Materials	4.1
Utilities	2.6
Real Estate	2.4

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	69.9%
Japan	6.1
United Kingdom	4.0
France	3.2
Canada	3.2
Switzerland	2.8
Germany	2.3
Australia	2.0
Netherlands	1.2
Denmark	0.9

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments August 31, 2023	iShares® Frontier and Select EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Bahrain — 0.6%
Aluminium Bahrain BSC	1,335,405	$3,967,251

Bangladesh — 3.5%
Bangladesh Export Import Co. Ltd.	2,820,442	2,984,636
Beacon Pharmaceuticals Ltd./Bangladesh	686,541	1,541,057
Beximco Pharmaceuticals Ltd.	1,561,396	2,089,925
Blue Owl Technology Finance Corp.	2,870,284	5,543,660
BRAC Bank Ltd.	2,581,004	845,766
British American Tobacco Bangladesh Co. Ltd.	314,507	1,493,225
City Bank Ltd. (The)	3,231,479	632,985
GrameenPhone Ltd.	321,524	843,467
International Finance Investment & Commerce Bank Ltd.	6,894,741	706,829
LafargeHolcim Bangladesh Ltd.	2,655,963	1,699,473
National Bank Ltd.(a)	6,888,003	523,299
Olympic Industries Ltd.	600,255	814,259
Renata Ltd.	85,181	949,583
Robi Axiata Ltd., NVS	5,148,805	1,413,859
Summit Power Ltd.	1,314,517	409,095

		22,491,118
Colombia — 2.8%
Bancolombia SA	828,729	5,895,615
Grupo Argos SA	1,364,181	2,688,009
Interconexion Electrica SA ESP	2,558,436	9,369,361

		17,952,985
Egypt — 4.1%
Abou Kir Fertilizers & Chemical Industries	2,419,215	3,115,688
Commercial International Bank Egypt SAE	12,255,325	17,029,005
Eastern Co. SAE	7,548,289	3,739,506
Egyptian Financial Group-Hermes Holding Co.(a)	6,937,716	2,695,933

		26,580,132
Estonia — 1.1%
Enefit Green AS, NVS	634,880	2,684,043
LHV Group AS, NVS	571,532	2,174,243
Tallink Grupp AS(a)	2,276,630	1,727,875
Tallinna Sadam AS(b)	179,964	237,028

		6,823,189
Jordan — 2.4%
Arab Bank PLC	495,252	3,019,957
Capital Bank of Jordan	151,023	422,076
Jordan Islamic Bank	127,140	719,676
Jordan Petroleum Refinery Co.	774,676	5,544,481
Jordan Phosphate Mines Co.	283,307	4,424,451
Jordanian Electric Power Co.	382,937	1,048,624

		15,179,265
Kazakhstan — 8.9%
Halyk Savings Bank of Kazakhstan JSC, GDR(c)	444,911	6,673,665
Kaspi.KZ JSC(c)	362,107	36,862,492
NAC Kazatomprom JSC, GDR(c)	446,101	13,784,521

		57,320,678
Kenya — 1.0%
Equity Group Holdings PLC/Kenya	8,677,066	2,071,045
KCB Group PLC	7,276,516	1,055,021
Safaricom PLC	36,957,905	3,496,662

		6,622,728
Lithuania — 0.7%
AB Ignitis Grupe	168,006	3,679,983

Security	Shares	Value

Lithuania (continued)
Siauliu Bankas AB	1,158,290	$815,716

		4,495,699
Malta — 0.7%
MAS P.L.C	3,962,849	4,364,695

Morocco — 6.0%
Attijariwafa Bank	242,139	10,909,931
Banque Centrale Populaire	103,417	2,688,401
Itissalat Al-Maghrib	1,485,040	15,489,259
Label Vie	8,791	3,978,216
Managem SA	5,796	1,037,974
Societe d’Exploitation des Ports	167,376	4,362,764

		38,466,545
Nigeria — 3.0%
Access Bank PLC	87,072,126	1,597,177
Afriland Properties PLC(a)	8,020	18
Dangote Cement PLC	11,938,113	4,749,020
FBN Holdings PLC	84,216,832	1,563,414
Guaranty Trust Holding Co. PLC	63,861,123	2,589,813
MTN Nigeria Communications PLC	11,008,838	3,339,255
Nestle Nigeria PLC	1,310,924	1,593,441
United Bank for Africa PLC	79,997,106	1,237,565
Zenith Bank PLC	69,373,073	2,518,506

		19,188,209
Oman — 3.4%
Bank Muscat SAOG	8,964,509	6,636,065
National Bank of Oman SAOG	1,086,832	835,591
Oman Telecommunications Co. SAOG	4,126,510	11,037,846
Omani Qatari Telecommunications Co. SAOG	2,276,172	2,282,084
Renaissance Services SAOG	784,842	856,191

		21,647,777
Pakistan — 2.2%
Engro Corp. Ltd./Pakistan	2,297,048	1,850,494
Engro Fertilizers Ltd.	3,136,967	789,606
Fauji Fertilizer Co. Ltd.	2,982,330	923,575
Hub Power Co. Ltd. (The)	6,618,542	1,688,481
Lucky Cement Ltd.(a)	928,362	1,702,316
Mari Petroleum Co. Ltd.	170,171	888,648
MCB Bank Ltd.	635,825	268,980
Millat Tractors Ltd.	850,506	1,225,908
Oil & Gas Development Co. Ltd.	4,148,352	1,261,952
Pakistan Oilfields Ltd.	814,685	1,162,236
Pakistan Petroleum Ltd.	3,431,748	741,832
Systems Ltd.	640,463	900,107
TRG Pakistan(a)	1,108,946	323,193
United Bank Ltd./Pakistan	382,602	174,165

		13,901,493
Peru — 5.1%
Cia. de Minas Buenaventura SAA, ADR	494,046	4,219,153
Credicorp Ltd.	111,601	15,783,729
Southern Copper Corp.	156,135	12,593,849

		32,596,731
Philippines — 6.3%
Aboitiz Equity Ventures Inc.	2,008,240	1,667,031
ACEN Corp.	229,927	20,321
Alliance Global Group Inc.	3,586,600	791,814
Ayala Corp.	212,330	2,308,278
Ayala Land Inc.	4,529,200	2,170,342
Bank of the Philippine Islands	1,170,168	2,272,693

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Frontier and Select EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines (continued)
BDO Unibank Inc.	1,280,808	$3,148,964
Bloomberry Resorts Corp.(a)	2,845,000	555,787
Century Pacific Food Inc.	2,212,100	1,056,823
Converge Information and Communications Technology Solutions Inc.(a)	2,490,300	341,503
GT Capital Holdings Inc.	134,940	1,363,724
International Container Terminal Services Inc.	931,210	3,403,509
JG Summit Holdings Inc.	2,274,510	1,466,935
Jollibee Foods Corp.	478,880	2,003,414
LT Group Inc.	5,424,700	873,909
Manila Electric Co.	310,960	1,887,069
Megaworld Corp.	290,000	10,190
Metro Pacific Investments Corp.	13,146,000	1,171,870
Metropolitan Bank & Trust Co.	1,387,370	1,352,053
PLDT Inc.	152,240	3,089,597
Puregold Price Club Inc.	1,296,700	638,995
Robinsons Land Corp.	339,100	87,502
Security Bank Corp.	182,960	260,060
SM Prime Holdings Inc.	12,608,600	6,501,510
Universal Robina Corp.	716,630	1,414,491
Wilcon Depot Inc.	2,379,900	933,129

		40,791,513
Romania — 8.3%
Banca Transilvania SA(a)	3,570,991	16,444,722
BRD-Groupe Societe Generale SA(a)	992,673	3,198,894
MED Life SA(a)	505,452	2,056,572
OMV Petrom SA	137,597,949	16,050,190
One United Properties SA	4,731,231	956,287
Societatea Energetica Electrica SA	1,034,538	2,156,872
Societatea Nationala de Gaze Naturale ROMGAZ SA	924,218	8,211,322
Societatea Nationala Nuclearelectrica SA	339,687	3,506,132
Teraplast SA	4,946,755	492,868

		53,073,859
Sri Lanka — 0.4%
Commercial Bank of Ceylon PLC(a)	1,321,376	358,718
Expolanka Holdings PLC	777,662	336,418
John Keells Holdings PLC	2,732,474	1,531,128
Sampath Bank PLC	2,492,590	547,745

		2,774,009
Vietnam — 35.9%
Bank for Foreign Trade of Vietnam JSC(a)	2,497,010	9,227,356
Bank for Investment and Development of Vietnam JSC(a)	1,247,824	2,429,237
CEO Group JSC	1,745,900	1,891,966
Dat Xanh Group JSC(a)	1,875,780	1,727,135
Development Investment Construction(a)	1,957,354	2,326,392
Digiworld Corp., NVS(a)	551,300	1,322,465
Duc Giang Chemicals JSC	1,596,494	5,787,679
FPT Digital Retail JSC	529,545	1,831,153
Gelex Group JSC	3,854,584	3,939,174
Ha Do Group JSC(a)	873,085	1,120,930
Hoa Phat Group JSC(a)	21,641,503	24,763,489
Hoa Sen Group(a)	2,326,340	1,928,195

Security	Shares	Value

Vietnam (continued)
IDICO Corp. JSC	1,513,950	$2,985,785
Khang Dien House Trading and Investment JSC(a)	3,076,997	4,721,238
KIDO Group Corp.	1,285,772	3,570,691
Kinh Bac City Development Share Holding Corp.(a)	2,525,060	3,604,040
Masan Group Corp.	4,731,156	15,993,427
Novaland Investment Group Corp.(a)	6,071,733	5,155,364
PC1 Group JSC, NVS	1,583,100	1,774,226
PetroVietnam Drilling & Well Services JSC(a)	1,705,134	1,801,720
PetroVietnam Fertilizer & Chemicals JSC	954,600	1,462,291
PetroVietnam Gas JSC	346,500	1,417,461
PetroVietnam Power Corp.(a)	5,498,940	2,916,073
PetroVietnam Technical Services Corp.	2,150,398	3,169,571
Phat Dat Real Estate Development Corp.(a)	2,067,036	2,128,399
Saigon - Hanoi Commercial Joint Stock Bank(a)	5,852,403	3,018,982
Saigon Beer Alcohol Beverage Corp.	592,980	3,886,900
Saigon-Hanoi Securities(a)	2,479,150	1,914,560
SSI Securities Corp.	7,464,541	10,327,372
Thaiholdings JSC(a)	96,740	146,203
Thanh Thanh Cong - Bien Hoa JSC(a)	3,205,697	2,153,667
Van Phu - Invest Investment JSC	530,580	1,132,315
Viet Capital Securities JSC	2,662,970	5,196,918
Vietjet Aviation JSC(a)	1,354,390	5,510,908
Vietnam Construction and Import-Export JSC(a)	2,521,088	3,018,641
Vietnam Dairy Products JSC	5,477,174	17,685,841
Vietnam Export Import Commercial JSB, NVS	2,779,900	3,000,930
Vincom Retail JSC(a)	7,438,580	9,348,276
Vingroup JSC(a)	8,658,134	22,323,858
Vinh Hoan Corp.	804,600	2,583,379
Vinhomes JSC(a)(b)	7,931,388	17,989,633
VIX Securities JSC	6,137,900	5,045,897
Vndirect Securities Corp.(a)	7,076,740	6,887,066

		230,166,803

Total Common Stocks — 96.4% (Cost: $ 568,574,316)		618,404,679

Preferred Stocks

Colombia — 1.5%
Bancolombia SA, Preference Shares, NVS	1,414,197	9,403,779

Total Preferred Stocks — 1.5% (Cost: $ 9,317,708)		9,403,779

Total Investments — 97.9% (Cost: $ 577,892,024)		627,808,458

Other Assets Less Liabilities — 2.1%		13,625,854

Net Assets — 100.0%		$641,434,312

(a)	Non-income producing security
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2023	iShares® Frontier and Select EM ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$39	(c)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	0	(b)	—	—	—	—	—	161,037		2

					$—	$—	$—		$161,076		$2

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	431	09/15/23	$21,104	$(700,076)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	781,570	NGN	458,000,000	Citibank N.A.	10/27/23	$199,515
USD	11,480,375	NGN	6,673,541,718	JPMorgan Chase Bank N.A.	10/27/23	2,999,231

						3,198,746

						$3,198,746

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,198,746	$—	$—	$3,198,746

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$700,076	$—	$—	$—	$700,076

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Frontier and Select EM ETF

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$41,301	$—	$—	$—	$41,301
Forward foreign currency exchange contracts	—	—	—	(3,250,871)	—	—	(3,250,871)

	$—	$—	$41,301	$(3,250,871)	$—	$—	$(3,209,570)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(298,330)	$—	$—	$—	$(298,330)
Forward foreign currency exchange contracts	—	—	—	4,152,556	—	—	4,152,556

	$—	$—	$(298,330)	$4,152,556	$—	$—	$3,854,226

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,628,820
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$12,265,984

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$700,076
Forward foreign currency exchange contracts	3,198,746	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,198,746	700,076
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(700,076)

Total derivative assets and liabilities subject to an MNA	3,198,746	—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Citibank N.A.	$199,515	$—		$—	$—	$199,515
JPMorgan Chase Bank N.A.	2,999,231	—		—	(2,810,000)	189,231

	$3,198,746	$—		$—	$(2,810,000)	$388,746

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2023	iShares® Frontier and Select EM ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$258,066,902	$360,337,777	$—	$618,404,679
Preferred Stocks	9,403,779	—	—	9,403,779

	$267,470,681	$360,337,777	$—	$627,808,458

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$3,198,746	$—	$3,198,746
Liabilities
Equity Contracts	(700,076)	—	—	(700,076)

	$(700,076)	$3,198,746	$—	2,498,670

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.0%
Ampol Ltd.	11,237	$255,968
APA Group	57,043	331,368
Aristocrat Leisure Ltd.	28,012	739,463
ASX Ltd.	8,979	334,156
Aurizon Holdings Ltd.	87,107	205,307
Australia & New Zealand Banking Group Ltd.	141,440	2,309,307
BHP Group Ltd.	240,733	6,920,623
BlueScope Steel Ltd.	23,648	319,710
Brambles Ltd.	67,163	650,405
Cochlear Ltd.	3,023	530,610
Coles Group Ltd.	61,951	651,819
Commonwealth Bank of Australia	79,222	5,218,915
Computershare Ltd.	25,414	413,154
CSL Ltd.	22,716	4,011,621
Dexus	48,658	243,149
Endeavour Group Ltd./Australia	61,688	219,401
Fortescue Metals Group Ltd.	79,754	1,098,004
Goodman Group	77,027	1,160,584
GPT Group (The)	87,861	237,893
IDP Education Ltd.	9,852	156,685
IGO Ltd.	37,186	331,858
Insurance Australia Group Ltd.	119,356	447,945
James Hardie Industries PLC(a)	20,868	627,235
Lendlease Corp. Ltd.	32,558	163,946
Lottery Corp. Ltd. (The)	104,050	338,452
Macquarie Group Ltd.	17,471	1,997,468
Medibank Pvt Ltd.	129,629	306,663
Mineral Resources Ltd.	7,932	364,095
Mirvac Group	180,662	281,671
National Australia Bank Ltd.	146,749	2,734,883
Newcrest Mining Ltd.	44,884	748,066
Northern Star Resources Ltd.	52,785	404,446
Orica Ltd.	19,558	198,139
Origin Energy Ltd.	82,526	464,090
Pilbara Minerals Ltd.	116,104	348,082
Qantas Airways Ltd.(a)	44,133	168,129
QBE Insurance Group Ltd.	69,587	671,228
Ramsay Health Care Ltd.	9,102	302,041
REA Group Ltd.	2,461	262,386
Reece Ltd.(b)	13,848	182,174
Rio Tinto Ltd.	17,299	1,252,904
Santos Ltd.	145,962	722,225
Scentre Group	235,958	418,250
SEEK Ltd.	15,778	235,561
Sonic Healthcare Ltd.	21,184	440,292
South32 Ltd.	217,477	474,208
Stockland	117,216	320,134
Suncorp Group Ltd.	59,871	525,134
Telstra Corp. Ltd.	193,914	503,035
Transurban Group	151,278	1,295,209
Treasury Wine Estates Ltd.	35,195	265,048
Vicinity Ltd.	182,818	220,524
Washington H Soul Pattinson & Co. Ltd.	10,242	218,194
Wesfarmers Ltd.	55,526	1,932,549
Westpac Banking Corp.	163,917	2,319,003
WiseTech Global Ltd.	6,855	307,507
Woodside Energy Group Ltd.	92,010	2,196,484
Woolworths Group Ltd.	58,606	1,444,221

Security	Shares	Value

Australia (continued)
Xero Ltd.(a)	6,194	$501,365

		52,942,986
Austria — 0.0%
Erste Group Bank AG	16,004	570,924
OMV AG	6,857	317,534
Verbund AG	3,169	259,348
voestalpine AG(b)	5,513	161,086

		1,308,892
Belgium — 0.3%
Ageas SA/NV	8,022	319,037
Anheuser-Busch InBev SA/NV	41,776	2,371,290
Argenx SE(a)	2,622	1,317,776
D’ieteren Group	1,084	177,043
Elia Group SA/NV	1,539	177,438
Groupe Bruxelles Lambert NV	5,247	422,506
KBC Group NV	11,696	767,376
Lotus Bakeries NV	19	149,781
Sofina SA	686	154,122
Solvay SA	3,447	399,154
UCB SA	5,846	524,369
Umicore SA	8,966	237,584
Warehouses De Pauw CVA	7,061	201,779

		7,219,255
Canada — 3.2%
Agnico Eagle Mines Ltd.	23,314	1,132,054
Air Canada(a)	8,498	143,520
Algonquin Power & Utilities Corp.	30,923	234,120
Alimentation Couche-Tard Inc.	37,816	1,977,560
AltaGas Ltd.	13,293	259,918
ARC Resources Ltd.	32,383	493,941
Bank of Montreal	33,699	2,902,274
Bank of Nova Scotia (The)	56,142	2,664,169
Barrick Gold Corp.	82,295	1,333,822
BCE Inc.	3,530	149,539
Brookfield Asset Management Ltd.	16,299	563,203
Brookfield Corp., Class A	65,195	2,225,276
Brookfield Renewable Corp., Class A	6,405	178,802
BRP Inc.	1,618	123,733
CAE Inc.(a)	14,958	360,777
Cameco Corp.	22,490	832,223
Canadian Apartment Properties REIT	4,062	145,711
Canadian Imperial Bank of Commerce	43,853	1,737,633
Canadian National Railway Co.	26,746	3,012,686
Canadian Natural Resources Ltd.	52,335	3,385,972
Canadian Pacific Kansas City Ltd.	43,685	3,467,772
Canadian Tire Corp. Ltd., Class A, NVS	2,705	320,908
Canadian Utilities Ltd., Class A, NVS	6,124	145,123
CCL Industries Inc., Class B, NVS	7,149	319,515
Cenovus Energy Inc.	66,986	1,335,556
CGI Inc.(a)	10,170	1,060,504
Constellation Software Inc./Canada	989	2,031,476
Descartes Systems Group Inc. (The)(a)	4,570	342,649
Dollarama Inc.	13,480	874,025
Element Fleet Management Corp.	21,767	334,592
Emera Inc.	14,315	536,601
Empire Co. Ltd., Class A, NVS	7,952	207,157
Enbridge Inc.	95,822	3,364,266
Fairfax Financial Holdings Ltd.	1,071	883,202
First Quantum Minerals Ltd.	27,423	736,719

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
FirstService Corp.	1,867	$282,330
Fortis Inc.	21,888	858,382
Franco-Nevada Corp.	8,684	1,251,056
George Weston Ltd.	2,735	303,315
GFL Environmental Inc.	10,150	328,944
Gildan Activewear Inc.	10,050	299,745
Great-West Lifeco Inc.	14,103	405,284
Hydro One Ltd.(c)	15,673	407,368
iA Financial Corp. Inc.	5,045	316,507
IGM Financial Inc.	4,047	115,372
Imperial Oil Ltd.	9,459	537,144
Intact Financial Corp.	8,118	1,144,523
Ivanhoe Mines Ltd., Class A(a)	28,906	257,142
Keyera Corp.	10,513	259,713
Kinross Gold Corp.	59,797	303,587
Loblaw Companies Ltd.	8,085	702,052
Lundin Mining Corp.	31,610	245,169
Magna International Inc.	13,365	786,153
Manulife Financial Corp.	85,514	1,580,920
Metro Inc.	11,401	587,600
National Bank of Canada	15,639	1,089,938
Northland Power Inc.	10,639	201,174
Nutrien Ltd.	22,777	1,442,779
Nuvei Corp.(c)	2,726	49,206
Onex Corp.	3,596	222,195
Open Text Corp.	12,546	505,573
Pan American Silver Corp.	17,255	285,285
Parkland Corp.	7,267	192,270
Pembina Pipeline Corp.	25,598	795,675
Power Corp. of Canada	25,389	693,350
Quebecor Inc., Class B	8,040	183,804
RB Global Inc.	8,590	531,217
Restaurant Brands International Inc.	13,294	923,358
RioCan REIT	7,927	113,285
Rogers Communications Inc., Class B, NVS	16,496	671,096
Royal Bank of Canada	65,458	5,897,615
Saputo Inc.	11,716	253,274
Shopify Inc., Class A(a)	56,173	3,736,968
Stantec Inc.	5,265	351,701
Sun Life Financial Inc.	27,355	1,334,346
Suncor Energy Inc.	63,976	2,167,097
TC Energy Corp.	47,759	1,724,866
Teck Resources Ltd., Class B	22,020	910,655
TELUS Corp.	20,368	357,706
TFI International Inc.	3,881	528,841
Thomson Reuters Corp.	8,048	1,036,317
TMX Group Ltd.	12,982	287,272
Toromont Industries Ltd.	3,844	315,326
Toronto-Dominion Bank (The)	85,841	5,236,098
Tourmaline Oil Corp.	14,452	741,104
Waste Connections Inc.	12,031	1,648,127
West Fraser Timber Co. Ltd.	2,863	216,420
Wheaton Precious Metals Corp.	20,933	913,108
WSP Global Inc.	5,427	760,149

		87,106,499
Denmark — 0.9%
AP Moller - Maersk A/S, Class A	163	291,294
AP Moller - Maersk A/S, Class B, NVS	238	432,057
Carlsberg AS, Class B	4,652	672,669
Chr Hansen Holding A/S	5,268	343,498

Security	Shares	Value

Denmark (continued)
Coloplast A/S, Class B	5,505	$626,995
Danske Bank A/S	31,387	704,523
Demant A/S(a)	5,074	207,142
DSV A/S	8,776	1,666,559
Genmab A/S(a)	3,014	1,154,769
Novo Nordisk A/S, Class B	77,348	14,267,126
Novozymes A/S, Class B	9,511	411,691
Orsted AS(c)	8,818	565,716
Pandora A/S	4,626	479,061
Rockwool A/S, Class B	402	102,598
Tryg A/S	16,763	319,826
Vestas Wind Systems A/S(a)	47,032	1,086,679

		23,332,203
Finland — 0.2%
Elisa OYJ	6,605	324,246
Fortum OYJ	20,752	278,586
Kesko OYJ, Class B	12,449	243,008
Kone OYJ, Class B	15,744	716,182
Metso OYJ	31,317	359,692
Neste OYJ	19,618	717,687
Nokia OYJ	253,723	1,014,655
Orion OYJ, Class B	4,970	203,126
Sampo OYJ, Class A	23,093	1,013,646
Stora Enso OYJ, Class R	27,146	345,231
UPM-Kymmene OYJ	24,751	847,042
Wartsila OYJ Abp	22,774	289,023

		6,352,124
France — 3.2%
Accor SA	8,042	287,608
Aeroports de Paris	1,342	176,618
Air Liquide SA	24,887	4,496,488
Airbus SE	28,330	4,144,878
Alstom SA	14,797	408,048
Amundi SA(c)	2,873	171,014
ArcelorMittal SA	24,848	660,077
Arkema SA	2,815	294,165
AXA SA	86,067	2,585,874
BioMerieux	1,921	198,400
BNP Paribas SA	49,735	3,216,245
Bollore SE	42,007	248,485
Bouygues SA	10,706	369,677
Bureau Veritas SA	13,740	368,069
Capgemini SE	7,972	1,487,745
Carrefour SA	29,152	557,203
Cie. de Saint-Gobain	23,429	1,524,106
Cie. Generale des Etablissements Michelin SCA	31,444	983,756
Covivio	2,458	119,849
Credit Agricole SA	57,826	728,913
Danone SA	30,306	1,766,621
Dassault Aviation SA	1,143	224,439
Dassault Systemes SE	33,248	1,317,635
Edenred	11,605	739,509
Eiffage SA	3,848	380,310
Engie SA	84,658	1,363,353
EssilorLuxottica SA	13,950	2,621,998
Eurazeo SE	1,865	109,890
Eurofins Scientific SE	6,358	391,352
Euronext NV(c)	4,084	294,827
Gecina SA	2,127	227,537

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Getlink SE	20,669	$345,945
Hermes International	1,476	3,035,668
Ipsen SA	1,731	224,241
Kering SA	3,443	1,841,076
Klepierre SA	9,989	263,845
La Francaise des Jeux SAEM(c)	4,522	163,514
Legrand SA	12,389	1,220,557
L’Oreal SA	11,311	4,968,154
LVMH Moet Hennessy Louis Vuitton SE	13,019	11,009,613
Orange SA	92,586	1,039,432
Pernod Ricard SA	9,588	1,881,680
Publicis Groupe SA	10,620	828,657
Remy Cointreau SA	1,057	163,510
Renault SA	9,113	367,703
Safran SA	15,883	2,545,492
Sanofi	53,981	5,749,189
Sartorius Stedim Biotech	1,282	363,589
Schneider Electric SE	25,963	4,450,273
SEB SA	1,284	140,939
Societe Generale SA	33,512	949,434
Sodexo SA	4,081	437,811
Teleperformance	2,738	378,314
Thales SA	4,914	716,606
TotalEnergies SE	106,585	6,685,959
Unibail-Rodamco-Westfield, New(a)	5,896	314,697
Valeo	10,855	211,003
Veolia Environnement SA	33,670	1,050,401
Vinci SA	24,960	2,780,246
Vivendi SE	36,606	333,402
Wendel SE	1,256	114,763
Worldline SA/France(a)(c)	11,080	360,612

		87,401,014
Germany — 2.1%
adidas AG	8,027	1,601,948
Allianz SE, Registered	19,008	4,620,449
BASF SE	42,144	2,133,219
Bayer AG, Registered	45,677	2,499,105
Bayerische Motoren Werke AG	15,421	1,621,967
Bechtle AG	3,845	186,928
Beiersdorf AG	4,670	611,467
Brenntag SE	7,171	580,020
Carl Zeiss Meditec AG, Bearer	1,883	186,765
Commerzbank AG	46,922	515,554
Continental AG	5,029	373,042
Covestro AG(a)(c)	8,642	458,927
Daimler Truck Holding AG	24,055	846,414
Delivery Hero SE(a)(c)	7,545	275,224
Deutsche Bank AG, Registered	96,786	1,052,912
Deutsche Boerse AG	8,775	1,557,772
Deutsche Lufthansa AG, Registered(a)	30,731	274,438
Deutsche Post AG, Registered	47,811	2,229,573
Deutsche Telekom AG, Registered	153,960	3,295,286
E.ON SE	103,923	1,279,257
Evonik Industries AG	9,843	188,593
Fresenius Medical Care AG & Co. KGaA	9,533	458,990
Fresenius SE & Co. KGaA	21,917	702,642
GEA Group AG	7,158	282,264
Hannover Rueck SE	2,783	591,884
Heidelberg Materials AG	6,710	539,528
HelloFresh SE(a)	7,796	251,250

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA	4,830	$333,793
Infineon Technologies AG	62,827	2,245,166
Knorr-Bremse AG	3,371	230,241
LEG Immobilien SE(a)	3,380	243,416
Mercedes-Benz Group AG	38,036	2,783,276
Merck KGaA	5,977	1,073,022
MTU Aero Engines AG	2,523	588,920
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	6,451	2,504,015
Nemetschek SE	2,681	185,165
Puma SE	4,902	328,525
Rational AG	228	173,679
Rheinmetall AG	1,970	535,101
RWE AG	29,739	1,224,553
SAP SE	49,426	6,895,147
Scout24 SE(c)	4,253	292,974
Siemens AG, Registered	35,833	5,383,219
Siemens Healthineers AG(c)	14,220	711,885
Symrise AG, Class A	6,776	706,363
Talanx AG(a)	3,013	202,544
Telefonica Deutschland Holding AG	49,965	94,991
Volkswagen AG	1,499	214,215
Vonovia SE	33,509	803,991
Wacker Chemie AG	865	127,657
Zalando SE(a)(c)	10,334	321,238

		57,418,514
Hong Kong — 0.6%
AIA Group Ltd.	553,600	5,009,112
BOC Hong Kong Holdings Ltd.	185,500	515,373
Budweiser Brewing Co. APAC Ltd.(c)	85,800	185,795
CK Asset Holdings Ltd.	100,500	554,535
CK Hutchison Holdings Ltd.	136,000	741,199
CK Infrastructure Holdings Ltd.	42,500	214,821
CLP Holdings Ltd.	73,500	576,352
ESR Group Ltd.(c)	94,600	141,950
Futu Holdings Ltd., ADR(a)(b)	2,624	156,390
Galaxy Entertainment Group Ltd.(a)	102,000	674,190
Hang Lung Properties Ltd.	111,000	147,837
Hang Seng Bank Ltd.	38,100	485,551
Henderson Land Development Co. Ltd.	48,000	131,815
HKT Trust & HKT Ltd., Class SS	189,000	201,411
Hong Kong & China Gas Co. Ltd.	484,589	356,155
Hong Kong Exchanges & Clearing Ltd.	57,600	2,232,472
Hongkong Land Holdings Ltd.	57,700	204,695
Jardine Matheson Holdings Ltd.	6,500	309,031
Link REIT	127,160	630,464
MTR Corp. Ltd.	84,500	352,573
New World Development Co. Ltd.	45,333	96,259
Power Assets Holdings Ltd.	61,000	300,274
Sands China Ltd.(a)	102,400	346,388
Sino Land Co. Ltd.	118,000	135,166
SITC International Holdings Co. Ltd.	42,000	78,335
Sun Hung Kai Properties Ltd.	67,000	754,197
Swire Pacific Ltd., Class A	28,500	234,993
Swire Properties Ltd.	49,800	104,070
Techtronic Industries Co. Ltd.	71,000	700,251
WH Group Ltd.(c)	421,000	216,813
Wharf Real Estate Investment Co. Ltd.	75,000	312,568

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Xinyi Glass Holdings Ltd.	60,000	$88,512

		17,189,547
Ireland — 0.2%
AIB Group PLC	68,276	310,761
Bank of Ireland Group PLC	50,446	502,330
CRH PLC	36,112	2,077,655
Flutter Entertainment PLC, Class DI(a)	8,394	1,526,579
Kerry Group PLC, Class A	7,443	694,433
Kingspan Group PLC	7,253	612,838
Smurfit Kappa Group PLC	11,550	484,528

		6,209,124
Israel — 0.2%
Azrieli Group Ltd.	1,946	104,317
Bank Hapoalim BM	54,867	454,252
Bank Leumi Le-Israel BM	72,780	564,956
Check Point Software Technologies Ltd.(a)(b)	4,912	661,106
CyberArk Software Ltd.(a)	1,895	314,646
Elbit Systems Ltd.	1,247	244,752
Global-e Online Ltd.(a)	4,282	169,696
ICL Group Ltd.	33,059	197,554
Isracard Ltd.	1	4
Israel Discount Bank Ltd., Class A	54,564	272,896
Mizrahi Tefahot Bank Ltd.	6,595	216,846
Monday.com Ltd.(a)	909	161,293
Nice Ltd.(a)	2,945	573,991
Teva Pharmaceutical Industries Ltd., ADR(a)	53,135	518,597
Wix.com Ltd.(a)	2,531	249,987

		4,704,893
Italy — 0.7%
Amplifon SpA	5,856	190,164
Assicurazioni Generali SpA	51,291	1,062,390
DiaSorin SpA	1,128	119,113
Enel SpA	391,594	2,629,486
Eni SpA	109,453	1,692,363
Ferrari NV	5,805	1,840,546
FinecoBank Banca Fineco SpA	32,290	441,321
Infrastrutture Wireless Italiane SpA(c)	16,027	198,292
Intesa Sanpaolo SpA	763,738	2,039,487
Mediobanca Banca di Credito Finanziario SpA	29,215	381,389
Moncler SpA	9,544	646,650
Nexi SpA(a)(c)	34,908	250,440
Poste Italiane SpA(c)	24,619	273,294
Prysmian SpA	11,885	485,579
Recordati Industria Chimica e Farmaceutica SpA	4,886	244,925
Snam SpA	94,003	485,088
Stellantis NV	104,980	1,948,770
Telecom Italia SpA/Milano(a)	492,666	152,840
Tenaris SA	22,117	353,205
Terna - Rete Elettrica Nazionale	65,576	540,777
UniCredit SpA	85,237	2,076,638

		18,052,757
Japan — 6.1%
Advantest Corp.	9,200	1,151,569
Aeon Co. Ltd.	27,000	559,552
AGC Inc.	8,300	291,192
Aisin Corp.	4,300	143,504
Ajinomoto Co. Inc.	21,500	910,801
ANA Holdings Inc.(a)	4,800	108,361
Asahi Group Holdings Ltd.	21,300	828,684

Security	Shares	Value

Japan (continued)
Asahi Intecc Co. Ltd.	12,000	$243,426
Asahi Kasei Corp.	68,100	439,578
Astellas Pharma Inc.	85,900	1,299,698
Azbil Corp.	3,600	119,929
Bandai Namco Holdings Inc.	27,200	630,967
BayCurrent Consulting Inc.	6,500	223,422
Bridgestone Corp.	28,300	1,098,769
Brother Industries Ltd.	14,800	250,469
Canon Inc.	44,900	1,105,171
Capcom Co. Ltd.	9,000	379,649
Central Japan Railway Co.	7,300	936,002
Chiba Bank Ltd. (The)	23,300	166,371
Chubu Electric Power Co. Inc.	26,700	355,873
Chugai Pharmaceutical Co. Ltd.	33,700	1,027,240
Concordia Financial Group Ltd.	46,500	206,043
CyberAgent Inc.	19,700	125,353
Dai Nippon Printing Co. Ltd.	10,800	295,114
Daifuku Co. Ltd.	14,400	265,760
Dai-ichi Life Holdings Inc.	44,900	834,493
Daiichi Sankyo Co. Ltd.	87,900	2,588,976
Daikin Industries Ltd.	12,500	2,160,732
Daito Trust Construction Co. Ltd.	3,100	341,881
Daiwa House Industry Co. Ltd.	28,700	797,165
Daiwa House REIT Investment Corp.	141	267,571
Daiwa Securities Group Inc.	73,700	419,106
Denso Corp.	20,500	1,399,179
Dentsu Group Inc.	9,600	286,714
Disco Corp.	3,900	770,813
East Japan Railway Co.	14,300	808,510
Eisai Co. Ltd.	12,600	796,524
ENEOS Holdings Inc.	159,900	600,446
FANUC Corp.	44,800	1,274,172
Fast Retailing Co. Ltd.	8,400	1,927,054
Fuji Electric Co. Ltd.	5,200	245,027
FUJIFILM Holdings Corp.	18,400	1,087,374
Fujitsu Ltd.	8,400	1,049,931
GLP J-Reit	203	191,441
GMO Payment Gateway Inc.	1,400	88,652
Hakuhodo DY Holdings Inc.	14,700	139,464
Hamamatsu Photonics KK	4,700	217,462
Hankyu Hanshin Holdings Inc.	14,600	524,014
Hikari Tsushin Inc.	600	99,819
Hirose Electric Co. Ltd.	1,100	133,182
Hitachi Construction Machinery Co. Ltd.	3,100	96,392
Hitachi Ltd.	44,200	2,937,630
Honda Motor Co. Ltd.	73,100	2,362,327
Hoshizaki Corp.	3,200	122,811
Hoya Corp.	16,700	1,852,880
Hulic Co. Ltd.	19,000	170,503
Ibiden Co. Ltd.	5,300	319,326
Idemitsu Kosan Co. Ltd.	6,100	129,847
Iida Group Holdings Co. Ltd.	4,300	70,421
Inpex Corp.	45,600	638,575
Isuzu Motors Ltd.	24,900	318,759
ITOCHU Corp.	58,000	2,176,700
Itochu Techno-Solutions Corp.	2,800	83,136
Japan Airlines Co. Ltd.	4,200	86,494
Japan Exchange Group Inc.	22,800	397,809
Japan Metropolitan Fund Invest	362	243,080
Japan Post Bank Co. Ltd.	69,900	560,882

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Post Holdings Co. Ltd.	113,500	$870,165
Japan Post Insurance Co. Ltd.	5,800	93,363
Japan Real Estate Investment Corp.	56	232,725
Japan Tobacco Inc.	56,200	1,230,571
JFE Holdings Inc.	22,200	350,718
JSR Corp.	5,900	164,675
Kajima Corp.	21,000	350,758
Kansai Electric Power Co. Inc. (The)	36,300	515,018
Kao Corp.	21,700	838,219
Kawasaki Kisen Kaisha Ltd.	6,600	221,174
KDDI Corp.	71,100	2,113,619
Keio Corp.	3,000	103,802
Keisei Electric Railway Co. Ltd.	3,800	145,509
Keyence Corp.	9,300	3,861,095
Kikkoman Corp.	6,400	369,702
Kintetsu Group Holdings Co. Ltd.	8,400	265,881
Kirin Holdings Co. Ltd.	39,800	558,762
Kobayashi Pharmaceutical Co. Ltd.	1,600	79,000
Kobe Bussan Co. Ltd.	4,000	99,657
Koei Tecmo Holdings Co. Ltd.	3,400	52,808
Koito Manufacturing Co. Ltd.	6,000	101,823
Komatsu Ltd.	45,100	1,283,465
Konami Group Corp.	4,400	255,328
Kose Corp.	1,200	99,522
Kubota Corp.	45,700	735,473
Kurita Water Industries Ltd.	2,900	112,970
Kyocera Corp.	17,300	887,312
Kyowa Kirin Co. Ltd.	15,800	288,852
Lasertec Corp.	3,700	575,126
Lixil Corp.	15,700	196,653
M3 Inc.	20,800	414,602
Makita Corp.	7,100	194,625
Marubeni Corp.	72,000	1,176,379
MatsukiyoCocokara & Co.	5,600	329,731
Mazda Motor Corp.	24,500	255,263
McDonald’s Holdings Co. Japan Ltd.(b)	4,700	187,037
MEIJI Holdings Co. Ltd.	10,900	273,318
MINEBEA MITSUMI Inc.	18,500	313,679
MISUMI Group Inc.	16,200	282,198
Mitsubishi Chemical Group Corp.	68,900	411,313
Mitsubishi Corp.	54,500	2,688,208
Mitsubishi Electric Corp.	92,700	1,207,702
Mitsubishi Estate Co. Ltd.	53,600	682,704
Mitsubishi HC Capital Inc.	27,200	176,714
Mitsubishi Heavy Industries Ltd.	14,000	792,850
Mitsubishi UFJ Financial Group Inc.	543,000	4,331,879
Mitsui & Co. Ltd.	62,500	2,327,832
Mitsui Chemicals Inc.	9,700	262,955
Mitsui Fudosan Co. Ltd.	42,500	930,457
Mitsui OSK Lines Ltd.	17,100	473,515
Mizuho Financial Group Inc.	117,690	1,939,416
MonotaRO Co. Ltd.	15,200	179,516
MS&AD Insurance Group Holdings Inc.	20,900	750,553
Murata Manufacturing Co. Ltd.	25,900	1,448,931
NEC Corp.	10,300	542,922
Nexon Co. Ltd.	22,300	452,415
NGK Insulators Ltd.	15,400	204,300
Nidec Corp.	20,900	1,087,520
Nintendo Co. Ltd.	49,000	2,100,967
Nippon Building Fund Inc.	82	346,305

Security	Shares	Value

Japan (continued)
Nippon Express Holdings Inc.	2,200	$114,245
Nippon Paint Holdings Co. Ltd.	36,500	282,019
Nippon Prologis REIT Inc.	142	285,587
Nippon Sanso Holdings Corp.	10,000	241,121
Nippon Steel Corp.	37,947	897,383
Nippon Telegraph & Telephone Corp.	1,403,100	1,620,069
Nippon Yusen KK	21,900	582,636
Nissan Chemical Corp.	4,800	205,585
Nissan Motor Co. Ltd.	115,000	489,005
Nissin Foods Holdings Co. Ltd.	3,400	296,930
Nitori Holdings Co. Ltd.	3,600	409,780
Nitto Denko Corp.	6,000	409,335
Nomura Holdings Inc.	160,000	619,458
Nomura Real Estate Holdings Inc.	3,500	88,072
Nomura Real Estate Master Fund Inc.	203	238,646
Nomura Research Institute Ltd.	17,700	508,683
NTT Data Group Corp.	26,300	353,622
Obayashi Corp.	26,800	242,721
Obic Co. Ltd.	3,800	660,698
Odakyu Electric Railway Co. Ltd.	16,500	245,348
Oji Holdings Corp.	39,500	161,569
Olympus Corp.	61,700	833,345
Omron Corp.	7,000	337,767
Ono Pharmaceutical Co. Ltd.	18,700	353,279
Open House Group Co. Ltd.	2,400	81,074
Oracle Corp. Japan	1,100	76,832
Oriental Land Co. Ltd./Japan	52,000	1,873,103
ORIX Corp.	59,100	1,101,901
Osaka Gas Co. Ltd.	18,800	300,131
Otsuka Corp.	3,300	147,074
Otsuka Holdings Co. Ltd.	19,300	733,240
Pan Pacific International Holdings Corp.	19,900	396,511
Panasonic Holdings Corp.	111,700	1,285,673
Persol Holdings Co. Ltd.	5,200	88,875
Rakuten Group Inc.	41,100	159,922
Recruit Holdings Co. Ltd.	66,500	2,368,894
Renesas Electronics Corp.(a)	60,000	999,580
Resona Holdings Inc.	106,900	566,305
Ricoh Co. Ltd.	27,400	223,211
Rohm Co. Ltd.	4,200	350,312
SBI Holdings Inc.	15,000	306,164
SCSK Corp.	4,600	79,738
Secom Co. Ltd.	10,500	734,871
Seiko Epson Corp.	16,000	250,534
Sekisui Chemical Co. Ltd.	18,900	289,876
Sekisui House Ltd.	25,900	527,826
Seven & i Holdings Co. Ltd.	35,400	1,452,503
SG Holdings Co. Ltd.	17,200	248,452
Sharp Corp./Japan(a)	6,200	38,166
Shimadzu Corp.	14,800	434,923
Shimano Inc.	3,400	498,747
Shimizu Corp.	24,000	161,471
Shin-Etsu Chemical Co. Ltd.	86,465	2,755,964
Shionogi & Co. Ltd.	12,100	531,424
Shiseido Co. Ltd.	19,600	795,353
Shizuoka Financial Group Inc., NVS	20,900	169,837
SMC Corp.	2,700	1,312,526
SoftBank Corp.	134,300	1,540,247
SoftBank Group Corp.	49,000	2,196,005
Sompo Holdings Inc.	14,700	639,707

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sony Group Corp.	59,300	$4,933,311
Square Enix Holdings Co. Ltd.	4,500	170,812
Subaru Corp.	25,800	495,963
SUMCO Corp.	17,600	235,061
Sumitomo Chemical Co. Ltd.	74,700	206,794
Sumitomo Corp.	48,600	999,527
Sumitomo Electric Industries Ltd.	37,800	462,759
Sumitomo Metal Mining Co. Ltd.	11,300	350,680
Sumitomo Mitsui Financial Group Inc.	62,900	2,875,566
Sumitomo Mitsui Trust Holdings Inc.	17,700	663,021
Sumitomo Realty & Development Co. Ltd.	16,900	432,020
Suntory Beverage & Food Ltd.	6,900	222,004
Suzuki Motor Corp.	18,600	730,839
Sysmex Corp.	8,300	440,402
T&D Holdings Inc.	23,600	374,046
Taisei Corp.	9,400	316,366
Takeda Pharmaceutical Co. Ltd.	75,026	2,318,683
TDK Corp.	19,200	698,825
Terumo Corp.	29,000	877,466
TIS Inc.	12,200	287,632
Tobu Railway Co. Ltd.	5,500	150,779
Toho Co. Ltd./Tokyo	6,100	232,500
Tokio Marine Holdings Inc.	84,000	1,853,753
Tokyo Electric Power Co. Holdings Inc.(a)	86,400	378,517
Tokyo Electron Ltd.	22,400	3,326,974
Tokyo Gas Co. Ltd.	18,800	435,042
Tokyu Corp.	22,500	284,324
Toppan Inc.	15,500	374,417
Toray Industries Inc.	72,000	388,200
Toshiba Corp.	20,200	638,381
Tosoh Corp.	15,300	197,979
TOTO Ltd.	7,100	194,709
Toyota Industries Corp.	6,400	451,894
Toyota Motor Corp.	506,500	8,726,540
Toyota Tsusho Corp.	9,200	547,663
Trend Micro Inc./Japan	5,700	241,918
Unicharm Corp.	19,700	785,904
USS Co. Ltd.	6,400	111,758
Welcia Holdings Co. Ltd.	2,700	49,673
West Japan Railway Co.	12,400	536,846
Yakult Honsha Co. Ltd.	6,100	319,602
Yamaha Corp.	6,800	209,741
Yamaha Motor Co. Ltd.	16,600	429,546
Yamato Holdings Co. Ltd.	16,400	308,054
Yaskawa Electric Corp.	10,900	427,359
Yokogawa Electric Corp.	14,600	289,094
Z Holdings Corp.	138,900	417,098
Zensho Holdings Co. Ltd.	4,400	207,639
ZOZO Inc.	3,600	71,896

		165,472,774
Netherlands — 1.2%
ABN AMRO Bank NV, CVA(c)	20,656	303,848
Adyen NV(a)(c)	1,049	875,937
Aegon NV	70,222	359,887
AerCap Holdings NV(a)	8,066	496,220
Akzo Nobel NV	8,729	708,651
ASM International NV	2,189	1,053,718
ASML Holding NV	19,141	12,585,745
ASR Nederland NV	7,577	331,685
BE Semiconductor Industries NV	3,654	420,391

Security	Shares	Value

Netherlands (continued)
Davide Campari-Milano NV	24,596	$321,347
EXOR NV(b)	5,192	459,476
Ferrovial SE	23,205	735,999
Heineken Holding NV	5,090	407,317
Heineken NV	13,652	1,327,117
IMCD NV	2,717	374,218
ING Groep NV	172,203	2,439,946
JDE Peet’s NV	4,960	138,117
Koninklijke Ahold Delhaize NV	46,407	1,517,973
Koninklijke KPN NV	161,121	563,826
Koninklijke Philips NV(a)(b)	45,192	1,015,536
NN Group NV	12,878	495,745
OCI NV	4,177	105,642
Prosus NV	33,246	2,293,123
QIAGEN NV(a)	10,899	497,294
Randstad NV	5,888	345,538
Universal Music Group NV	34,513	855,687
Wolters Kluwer NV	11,834	1,425,882

		32,455,865
New Zealand — 0.1%
Auckland International Airport Ltd.(a)	58,784	273,698
EBOS Group Ltd.	7,642	172,920
Fisher & Paykel Healthcare Corp. Ltd.	28,268	381,780
Mercury NZ Ltd.	32,838	121,526
Meridian Energy Ltd.	60,796	194,475
Spark New Zealand Ltd.	87,848	265,767

		1,410,166
Norway — 0.2%
Adevinta ASA(a)	11,930	84,631
Aker BP ASA	14,665	398,857
DNB Bank ASA	43,135	852,630
Equinor ASA	42,708	1,311,614
Gjensidige Forsikring ASA	9,425	146,348
Kongsberg Gruppen ASA	4,193	173,930
Mowi ASA	18,293	331,603
Norsk Hydro ASA	68,911	381,277
Orkla ASA	35,252	269,129
Salmar ASA	3,283	160,274
Telenor ASA	32,672	349,798
Yara International ASA	7,716	281,243

		4,741,334
Portugal — 0.0%
EDP - Energias de Portugal SA	149,718	682,131
Galp Energia SGPS SA	23,578	325,428
Jeronimo Martins SGPS SA	13,274	338,380

		1,345,939
Singapore — 0.4%
CapitaLand Ascendas REIT	155,716	318,923
CapitaLand Integrated Commercial Trust	232,376	328,252
Capitaland Investment Ltd/Singapore	126,900	303,991
City Developments Ltd.	19,800	97,820
DBS Group Holdings Ltd.	84,800	2,087,237
Genting Singapore Ltd.	284,300	183,942
Grab Holdings Ltd., Class A(a)	88,258	332,733
Jardine Cycle & Carriage Ltd.	5,400	133,427
Keppel Corp. Ltd.	66,800	342,696
Mapletree Logistics Trust	148,800	184,876
Mapletree Pan Asia Commercial Trust(b)	103,700	116,568
Oversea-Chinese Banking Corp. Ltd.	156,500	1,452,055

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Sea Ltd., ADR(a)(b)	17,491	$658,186
Seatrium Ltd.(a)	2,406,586	257,976
Sembcorp Industries Ltd.	42,400	167,849
Singapore Airlines Ltd.	64,000	325,193
Singapore Exchange Ltd.	29,800	212,143
Singapore Technologies Engineering Ltd.	70,500	198,634
Singapore Telecommunications Ltd.	391,900	688,583
United Overseas Bank Ltd.	59,000	1,239,434
UOL Group Ltd.	21,400	105,063
Wilmar International Ltd.	88,900	248,501

		9,984,082

Spain — 0.7%
Acciona SA	1,209	172,789
ACS Actividades de Construccion y Servicios SA	10,221	358,813
Aena SME SA(c)	3,453	542,801
Amadeus IT Group SA	22,175	1,521,503
Banco Bilbao Vizcaya Argentaria SA	287,483	2,268,209
Banco Santander SA	775,371	3,026,744
CaixaBank SA	205,913	833,997
Cellnex Telecom SA(c)	26,244	1,003,714
Corp. ACCIONA Energias Renovables SA	3,871	115,031
EDP Renovaveis SA	13,032	238,344
Enagas SA	2,268	38,704
Endesa SA	14,892	309,276
Grifols SA(a)	14,089	193,017
Iberdrola SA	284,450	3,374,355
Industria de Diseno Textil SA	53,223	2,039,045
Naturgy Energy Group SA	9,165	265,455
Redeia Corp. SA	5,764	93,603
Repsol SA	67,242	1,039,299
Telefonica SA	251,891	1,043,753

		18,478,452

Sweden — 0.8%
Alfa Laval AB	14,652	514,432
Assa Abloy AB, Class B	45,750	1,029,646
Atlas Copco AB, Class A	125,528	1,659,632
Atlas Copco AB, Class B	72,355	832,997
Beijer Ref AB, Class B	16,013	183,544
Boliden AB	12,473	331,663
Epiroc AB, Class A	30,658	588,185
Epiroc AB, Class B	18,282	299,248
EQT AB	18,311	368,075
Essity AB, Class B	29,004	677,133
Evolution AB(c)	8,437	912,520
Fastighets AB Balder, Class B(a)	29,664	141,783
Getinge AB, Class B	10,696	185,440
H & M Hennes & Mauritz AB, Class B	35,664	544,518
Hexagon AB, Class B	100,005	892,860
Holmen AB, Class B	3,599	136,417
Husqvarna AB, Class B	19,884	171,192
Industrivarden AB, Class A	5,392	140,456
Industrivarden AB, Class C	7,525	195,656
Indutrade AB	12,386	237,707
Investment AB Latour, Class B	7,018	127,522
Investor AB, Class A	922	17,595
Investor AB, Class B	84,246	1,621,552
L E Lundbergforetagen AB, Class B	3,574	145,253
Lifco AB, Class B	10,979	200,767
Nibe Industrier AB, Class B	66,857	500,429

Security	Shares	Value

Sweden (continued)
Nordea Bank Abp	152,413	$1,669,723
Saab AB, Class B	3,810	200,841
Sagax AB, Class B	11,856	246,573
Sandvik AB	52,294	988,974
Securitas AB, Class B	23,169	188,506
Skandinaviska Enskilda Banken AB, Class A	75,472	874,991
Skanska AB, Class B	15,956	233,572
SKF AB, Class B	17,911	290,004
Svenska Cellulosa AB SCA, Class B	27,665	368,276
Svenska Handelsbanken AB, Class A	67,075	559,677
Swedbank AB, Class A	42,068	744,508
Swedish Orphan Biovitrum AB(a)(b)	7,998	154,269
Tele2 AB, Class B	23,563	166,468
Telefonaktiebolaget LM Ericsson, Class B	132,481	679,891
Telia Co. AB	125,641	253,644
Volvo AB, Class A	9,501	194,332
Volvo AB, Class B	73,989	1,491,146
Volvo Car AB, Class B(a)(b)	27,425	104,123

		22,065,740

Switzerland — 2.8%
ABB Ltd., Registered	73,795	2,806,293
Adecco Group AG, Registered	8,226	353,842
Alcon Inc.	23,446	1,956,792
Bachem Holding AG, Class B	1,432	133,279
Baloise Holding AG, Registered	2,414	377,118
Banque Cantonale Vaudoise, Registered	1,309	141,823
Barry Callebaut AG, Registered	183	318,885
BKW AG	1,336	229,556
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	48	573,733
Chocoladefabriken Lindt & Spruengli AG, Registered	6	706,917
Cie. Financiere Richemont SA, Class A, Registered	24,463	3,469,868
Clariant AG, Registered	11,522	191,680
Coca-Cola HBC AG, Class DI	9,254	266,579
DSM-Firmenich AG	8,233	761,560
Dufry AG, Registered(a)	4,645	206,389
EMS-Chemie Holding AG, Registered	362	271,669
Geberit AG, Registered	1,616	836,348
Givaudan SA, Registered	426	1,419,019
Helvetia Holding AG, Registered	1,764	268,259
Holcim AG	26,593	1,758,599
Julius Baer Group Ltd.	9,765	677,783
Kuehne + Nagel International AG, Registered	2,395	719,565
Logitech International SA, Registered	7,594	525,372
Lonza Group AG, Registered	3,460	1,908,505
Nestle SA, Registered	126,568	15,218,461
Novartis AG, Registered	97,447	9,807,233
Partners Group Holding AG	1,130	1,218,032
Roche Holding AG, Bearer	1,593	496,472
Roche Holding AG, NVS	33,269	9,764,059
Schindler Holding AG, Participation Certificates, NVS	2,171	483,479
Schindler Holding AG, Registered	1,020	214,030
SGS SA	6,323	574,273
Siemens Energy AG(a)	27,221	387,406
SIG Group AG	13,576	357,123
Sika AG, Registered	6,669	1,884,541
Sonova Holding AG, Registered	2,520	665,866
STMicroelectronics NV	32,091	1,514,525
Straumann Holding AG	5,252	794,047
Swatch Group AG (The), Bearer	1,514	425,041

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Swatch Group AG (The), Registered	2,808	$149,605
Swiss Life Holding AG, Registered	1,402	878,024
Swiss Prime Site AG, Registered	4,017	385,728
Swiss Re AG	13,645	1,325,033
Swisscom AG, Registered	1,120	681,956
Temenos AG, Registered	3,568	282,785
UBS Group AG, Registered	155,910	4,129,541
VAT Group AG(c)	1,417	566,300
Zurich Insurance Group AG	6,974	3,270,059

		76,353,052

United Kingdom — 3.9%
3i Group PLC	48,343	1,217,347
abrdn PLC	84,023	175,278
Admiral Group PLC	9,627	303,289
Anglo American PLC	60,146	1,599,382
Antofagasta PLC	18,219	333,661
Ashtead Group PLC	20,672	1,442,043
Associated British Foods PLC	16,433	413,945
AstraZeneca PLC	73,271	9,841,952
Auto Trader Group PLC(c)	44,290	339,636
Aviva PLC	137,531	652,552
BAE Systems PLC	148,059	1,884,460
Barclays PLC	730,578	1,360,816
Barratt Developments PLC	47,062	269,782
Berkeley Group Holdings PLC	5,170	265,615
BP PLC	822,542	5,082,720
British American Tobacco PLC	101,183	3,351,620
BT Group PLC	328,051	479,909
Bunzl PLC	15,565	557,368
Burberry Group PLC	18,675	515,610
Centrica PLC	270,535	519,255
CNH Industrial NV	47,538	655,446
Coca-Cola Europacific Partners PLC	9,546	611,994
Compass Group PLC	83,041	2,094,021
Croda International PLC	6,435	449,407
DCC PLC	4,531	247,923
Diageo PLC	107,106	4,386,308
Endeavour Mining PLC	8,832	180,357
Entain PLC	28,019	409,826
Experian PLC	42,558	1,486,277
Glencore PLC	504,504	2,686,581
GSK PLC	192,167	3,365,984
Haleon PLC	262,653	1,075,444
Halma PLC	17,545	475,617
Hargreaves Lansdown PLC	16,418	157,994
Hikma Pharmaceuticals PLC	7,989	220,681
HSBC Holdings PLC	946,503	6,982,549
Imperial Brands PLC	42,385	959,663
Informa PLC	69,422	641,424
InterContinental Hotels Group PLC	8,516	640,534
Intertek Group PLC	7,469	391,149
J Sainsbury PLC	80,694	275,953
JD Sports Fashion PLC	119,104	218,615
Johnson Matthey PLC	8,954	184,597
Kingfisher PLC	97,086	287,714
Land Securities Group PLC	32,526	247,845
Legal & General Group PLC	267,063	737,867
Lloyds Banking Group PLC	3,097,047	1,654,636
London Stock Exchange Group PLC	19,075	1,973,387
M&G PLC	120,005	289,853

Security	Shares	Value

United Kingdom (continued)
Melrose Industries PLC	64,065	$416,013
Mondi PLC	22,498	373,710
National Grid PLC	177,230	2,212,255
NatWest Group PLC, NVS	247,245	719,008
Next PLC	6,165	544,854
Ocado Group PLC(a)(b)	22,081	243,225
Pearson PLC	34,825	369,100
Persimmon PLC	14,891	200,750
Phoenix Group Holdings PLC	32,341	213,043
Prudential PLC	130,991	1,595,347
Reckitt Benckiser Group PLC	34,185	2,466,983
RELX PLC	89,335	2,911,850
Rentokil Initial PLC	117,660	895,800
Rio Tinto PLC	53,331	3,284,369
Rolls-Royce Holdings PLC(a)	385,870	1,082,489
Sage Group PLC (The)	50,938	625,957
Schroders PLC	33,977	176,758
Segro PLC	55,445	516,873
Severn Trent PLC	11,559	351,023
Shell PLC	317,812	9,717,184
Smith & Nephew PLC	40,602	547,925
Smiths Group PLC	18,322	379,995
Spirax-Sarco Engineering PLC	3,365	431,212
SSE PLC	48,182	990,099
St. James’s Place PLC	24,938	278,853
Standard Chartered PLC	109,481	985,078
Taylor Wimpey PLC	182,044	263,090
Tesco PLC	362,311	1,218,915
Unilever PLC	119,098	6,082,241
United Utilities Group PLC	31,470	376,845
Vodafone Group PLC	1,091,606	1,011,976
Whitbread PLC	9,333	405,925
Wise PLC, Class A(a)	29,251	236,771
WPP PLC	45,958	445,489

		107,166,891

United States — 69.7%
3M Co.	26,289	2,804,248
A O Smith Corp.	6,428	466,030
Abbott Laboratories	82,826	8,522,795
AbbVie Inc.	83,798	12,314,954
Accenture PLC, Class A	30,039	9,725,727
Activision Blizzard Inc.	37,267	3,428,191
Adobe Inc.(a)	21,627	12,096,846
Advanced Micro Devices Inc.(a)(b)	75,880	8,022,034
AECOM	6,202	544,226
AES Corp. (The)	31,349	562,088
Aflac Inc.	28,006	2,088,407
Agilent Technologies Inc.	14,083	1,705,029
Air Products and Chemicals Inc.	10,610	3,135,149
Airbnb Inc., Class A(a)(b)	19,668	2,587,325
Akamai Technologies Inc.(a)	7,769	816,444
Albemarle Corp.	5,512	1,095,290
Albertsons Companies Inc., Class A	13,639	305,514
Alexandria Real Estate Equities Inc.	7,436	865,104
Align Technology Inc.(a)	3,476	1,286,607
Allegion PLC	4,212	479,368
Alliant Energy Corp.	12,174	610,770
Allstate Corp. (The)	12,646	1,363,365
Ally Financial Inc.	12,752	353,103
Alnylam Pharmaceuticals Inc.(a)	6,027	1,192,261

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Alphabet Inc., Class A(a)	281,624	$38,348,740
Alphabet Inc., Class C, NVS(a)	250,605	34,420,597
Altria Group Inc.	83,669	3,699,843
Amazon.com Inc.(a)	437,742	60,412,773
Amcor PLC	73,260	713,552
AMERCO	4,020	214,025
Ameren Corp.	12,078	957,423
American Electric Power Co. Inc.	24,306	1,905,590
American Express Co.	29,932	4,728,957
American Financial Group Inc./OH	3,077	356,686
American Homes 4 Rent, Class A	15,203	547,916
American International Group Inc.	35,441	2,074,007
American Tower Corp.	21,929	3,976,166
American Water Works Co. Inc.	9,148	1,269,194
Ameriprise Financial Inc.	4,958	1,673,722
AMETEK Inc.	10,782	1,719,837
Amgen Inc.	25,191	6,457,461
Amphenol Corp., Class A	27,695	2,447,684
Analog Devices Inc.	24,179	4,395,259
Annaly Capital Management Inc.	21,452	434,832
Ansys Inc.(a)	4,044	1,289,510
Aon PLC, Class A	9,660	3,220,547
APA Corp.	15,702	688,376
Apollo Global Management Inc.	18,788	1,640,944
Apple Inc.	745,601	140,076,060
Applied Materials Inc.	40,036	6,115,899
Aptiv PLC(a)	13,580	1,377,691
Aramark	11,093	412,438
Arch Capital Group Ltd.(a)	17,771	1,365,879
Archer-Daniels-Midland Co.	26,297	2,085,352
Ares Management Corp., Class A	7,295	754,595
Arista Networks Inc.(a)	12,293	2,399,962
Arrow Electronics Inc.(a)	2,676	357,059
Arthur J Gallagher & Co.	10,067	2,320,242
Aspen Technology Inc.(a)	1,356	263,064
Assurant Inc.	2,531	352,644
AT&T Inc.	337,580	4,992,808
Atlassian Corp., NVS(a)	7,051	1,438,827
Atmos Energy Corp.	7,095	822,665
Autodesk Inc.(a)	10,290	2,283,763
Automatic Data Processing Inc.	19,562	4,980,681
AutoZone Inc.(a)	857	2,169,350
AvalonBay Communities Inc.	6,488	1,192,624
Avantor Inc.(a)	33,698	729,562
Avery Dennison Corp.	3,880	730,914
Axon Enterprise Inc.(a)	3,187	678,544
Baker Hughes Co., Class A	48,607	1,759,087
Ball Corp.	15,502	844,084
Bank of America Corp.	339,429	9,731,429
Bank of New York Mellon Corp. (The)	37,959	1,703,220
Bath & Body Works Inc.	9,932	366,193
Baxter International Inc.	23,355	948,213
Becton Dickinson and Co.	13,306	3,718,362
Bentley Systems Inc., Class B(b)	10,568	527,449
Berkshire Hathaway Inc., Class B(a)	61,491	22,149,058
Best Buy Co. Inc.	9,899	756,779
Bill.com Holdings Inc.(a)(b)	4,512	520,234
Biogen Inc.(a)	6,871	1,837,031
BioMarin Pharmaceutical Inc.(a)(b)	8,873	810,815
Bio-Rad Laboratories Inc., Class A(a)	1,065	426,213

Security	Shares	Value

United States (continued)
Bio-Techne Corp.	7,230	$566,832
Black Knight Inc.(a)	7,690	582,594
BlackRock Inc.(d)	7,041	4,932,502
Blackstone Inc., NVS	33,035	3,513,933
Block Inc.(a)	25,178	1,451,512
Boeing Co. (The)(a)	27,111	6,073,677
Booking Holdings Inc.(a)	1,792	5,564,214
Booz Allen Hamilton Holding Corp., Class A	6,745	764,276
BorgWarner Inc.	11,554	470,826
Boston Properties Inc.	6,982	466,188
Boston Scientific Corp.(a)	68,513	3,695,591
Bristol-Myers Squibb Co.	99,159	6,113,152
Broadcom Inc.	19,657	18,141,249
Broadridge Financial Solutions Inc.	5,526	1,028,996
Brown & Brown Inc.	11,323	839,034
Brown-Forman Corp., Class B	14,536	961,266
Builders FirstSource Inc.(a)	6,566	952,333
Bunge Ltd.	6,813	778,862
Burlington Stores Inc.(a)	3,157	512,255
Cadence Design Systems Inc.(a)	12,854	3,090,616
Caesars Entertainment Inc.(a)	10,158	561,331
Camden Property Trust	4,649	500,325
Campbell Soup Co.	9,784	407,993
Capital One Financial Corp.	18,245	1,868,106
Cardinal Health Inc.	12,207	1,066,037
Carlisle Companies Inc.	2,227	585,746
Carlyle Group Inc. (The)	11,279	364,876
CarMax Inc.(a)(b)	7,654	625,179
Carnival Corp.(a)	50,184	793,911
Carrier Global Corp.	38,754	2,226,417
Catalent Inc.(a)	7,915	395,513
Caterpillar Inc.	24,345	6,844,110
Cboe Global Markets Inc.	4,592	687,468
CBRE Group Inc., Class A(a)	14,385	1,223,444
CDW Corp./DE	6,420	1,355,583
Celanese Corp., Class A	5,210	658,336
Cencora Inc.	8,179	1,439,340
Centene Corp.(a)	25,846	1,593,406
CenterPoint Energy Inc.	31,497	878,451
Ceridian HCM Holding Inc.(a)	6,659	482,911
CF Industries Holdings Inc.	8,900	685,923
CH Robinson Worldwide Inc.(b)	5,217	471,773
Charles River Laboratories International Inc.(a)	2,302	476,100
Charles Schwab Corp. (The)	71,490	4,228,633
Charter Communications Inc., Class A(a)(b)	4,674	2,047,773
Cheniere Energy Inc.	11,584	1,890,509
Chesapeake Energy Corp.	5,773	509,236
Chevron Corp.	86,005	13,855,405
Chewy Inc., Class A(a)(b)	4,094	98,174
Chipotle Mexican Grill Inc., Class A(a)	1,293	2,491,146
Chubb Ltd.	19,501	3,917,166
Church & Dwight Co. Inc.	11,511	1,113,919
Cigna Group (The)	13,938	3,850,512
Cincinnati Financial Corp.	7,329	775,335
Cintas Corp.	4,267	2,151,293
Cisco Systems Inc.	193,110	11,074,858
Citigroup Inc.	92,277	3,810,117
Citizens Financial Group Inc.	23,420	658,805
Clarivate PLC(a)(b)	16,631	123,568
Cleveland-Cliffs Inc.(a)	23,796	363,841

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Clorox Co. (The)	5,760	$901,152
Cloudflare Inc., Class A(a)(b)	12,772	830,563
CME Group Inc.	17,272	3,500,689
CMS Energy Corp.	13,851	778,288
Coca-Cola Co. (The)	195,134	11,674,867
Cognex Corp.	8,585	404,182
Cognizant Technology Solutions Corp., Class A	24,498	1,754,302
Coinbase Global Inc., Class A(a)(b)	7,797	620,641
Colgate-Palmolive Co.	37,186	2,732,055
Comcast Corp., Class A	197,598	9,239,682
Conagra Brands Inc.	23,217	693,724
Confluent Inc., Class A(a)	7,758	256,712
ConocoPhillips	57,660	6,863,270
Consolidated Edison Inc.	16,491	1,467,039
Constellation Brands Inc., Class A	7,821	2,037,840
Constellation Energy Corp.	15,438	1,608,022
Cooper Companies Inc. (The)	2,318	857,637
Copart Inc.(a)	39,583	1,774,506
Corning Inc.	37,839	1,241,876
Corteva Inc.	34,173	1,726,078
CoStar Group Inc.(a)	19,903	1,631,847
Costco Wholesale Corp.	21,048	11,561,245
Coterra Energy Inc.	35,348	996,460
Crowdstrike Holdings Inc., Class A(a)	10,606	1,729,096
Crown Castle Inc.	20,109	2,020,955
Crown Holdings Inc.	6,208	575,233
CSX Corp.	95,962	2,898,052
Cummins Inc.	6,656	1,531,146
CVS Health Corp.	60,722	3,957,253
Danaher Corp.	33,230	8,805,950
Darden Restaurants Inc.	5,506	856,238
Darling Ingredients Inc.(a)(b)	7,124	439,978
Datadog Inc., Class A(a)	11,382	1,098,135
DaVita Inc.(a)	2,409	246,730
Deckers Outdoor Corp.(a)	1,254	663,479
Deere & Co.	13,337	5,480,707
Dell Technologies Inc., Class C	13,230	744,055
Delta Air Lines Inc.	7,871	337,508
DENTSPLY SIRONA Inc.	10,530	390,558
Devon Energy Corp.	29,996	1,532,496
Dexcom Inc.(a)	18,219	1,839,755
Diamondback Energy Inc.	8,041	1,220,463
Dick’s Sporting Goods Inc.	2,945	342,621
Digital Realty Trust Inc.	14,236	1,875,166
Discover Financial Services	12,752	1,148,573
DocuSign Inc., Class A(a)	9,152	460,346
Dollar General Corp.	10,212	1,414,362
Dollar Tree Inc.(a)	10,473	1,281,476
Dominion Energy Inc.	38,661	1,876,605
Domino’s Pizza Inc.	1,700	658,580
DoorDash Inc., Class A(a)	11,376	957,063
Dover Corp.	6,844	1,014,965
Dow Inc.	33,394	1,821,977
DR Horton Inc.	14,703	1,749,951
DraftKings Inc., Class A (a)	19,727	584,906
Dropbox Inc., Class A(a)	11,154	309,970
DTE Energy Co.	9,886	1,022,015
Duke Energy Corp.	36,812	3,268,906
DuPont de Nemours Inc.	21,837	1,679,047
Dynatrace Inc.(a)	11,431	550,974

Security	Shares	Value

United States (continued)
Eastman Chemical Co.	5,507	$468,150
Eaton Corp. PLC	19,019	4,381,407
eBay Inc.	24,772	1,109,290
Ecolab Inc.	11,984	2,202,779
Edison International	18,052	1,242,880
Edwards Lifesciences Corp.(a)	28,923	2,211,742
Electronic Arts Inc.	13,244	1,589,015
Elevance Health Inc.	11,176	4,939,904
Eli Lilly & Co.	38,268	21,208,126
Emerson Electric Co.	26,558	2,609,324
Enphase Energy Inc.(a)	6,372	806,249
Entegris Inc.(b)	6,902	698,966
Entergy Corp.	9,439	899,065
EOG Resources Inc.	27,960	3,596,215
EPAM Systems Inc.(a)	2,599	673,115
EQT Corp.	15,876	686,161
Equifax Inc.	5,663	1,170,542
Equinix Inc.	4,427	3,459,169
Equitable Holdings Inc.	17,736	510,797
Equity LifeStyle Properties Inc.	8,445	565,477
Equity Residential	16,799	1,089,079
Erie Indemnity Co., Class A, NVS	1,242	346,183
Essential Utilities Inc.	11,146	411,287
Essex Property Trust Inc.	3,008	717,077
Estee Lauder Companies Inc. (The), Class A	10,799	1,733,563
Etsy Inc.(a)	5,949	437,668
Everest Group Ltd.	2,038	735,066
Evergy Inc.	11,049	607,364
Eversource Energy	16,229	1,035,735
Exact Sciences Corp.(a)	8,337	697,557
Exelon Corp.	48,411	1,942,249
Expedia Group Inc.(a)	6,820	739,220
Expeditors International of Washington Inc.	7,103	828,991
Extra Space Storage Inc.	9,976	1,283,712
Exxon Mobil Corp.	192,313	21,383,282
F5 Inc.(a)	2,847	465,940
FactSet Research Systems Inc.	1,740	759,353
Fair Isaac Corp.(a)	1,163	1,052,038
Fastenal Co.	26,848	1,545,908
FedEx Corp.	11,323	2,955,529
Ferguson PLC	9,882	1,596,536
Fidelity National Financial Inc.	12,821	530,789
Fidelity National Information Services Inc.	28,684	1,602,288
Fifth Third Bancorp	32,251	856,264
First Citizens BancShares Inc./NC, Class A	501	681,560
First Horizon Corp.	23,274	292,089
First Solar Inc.(a)	4,492	849,527
FirstEnergy Corp.	25,986	937,315
Fiserv Inc.(a)	29,723	3,608,075
FleetCor Technologies Inc.(a)	3,258	885,296
FMC Corp.	6,243	538,334
Ford Motor Co.	183,862	2,230,246
Fortinet Inc.(a)	31,084	1,871,568
Fortive Corp.	17,333	1,366,707
Fortune Brands Home & Security Inc., NVS	6,584	454,428
Fox Corp., Class A, NVS	14,495	479,205
Fox Corp., Class B	7,505	229,053
Franklin Resources Inc.	14,622	390,992
Freeport-McMoRan Inc.	68,737	2,743,294
Gaming and Leisure Properties Inc.	13,297	630,278

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Garmin Ltd.	7,808	$827,804
Gartner Inc.(a)	3,890	1,360,255
GE Healthcare Inc., NVS(a)	19,305	1,360,037
Gen Digital, Inc.	28,211	571,273
Generac Holdings Inc.(a)(b)	2,967	352,509
General Dynamics Corp.	11,006	2,494,400
General Electric Co.	51,879	5,938,070
General Mills Inc.	28,191	1,907,403
General Motors Co.	67,242	2,253,279
Genuine Parts Co.	6,710	1,031,528
Gilead Sciences Inc.	59,231	4,529,987
Global Payments Inc.	12,011	1,521,674
Globe Life Inc.	4,618	515,230
GoDaddy Inc., Class A(a)	6,686	484,802
Goldman Sachs Group Inc. (The)	15,738	5,157,500
Graco Inc.	7,936	626,468
Halliburton Co.	41,658	1,608,832
Hartford Financial Services Group Inc. (The)	14,213	1,020,778
Hasbro Inc.	6,236	448,992
HCA Healthcare Inc.	9,658	2,678,163
Healthcare Realty Trust Inc., Class A	17,879	313,240
Healthpeak Properties Inc.	25,616	527,177
HEICO Corp.	2,087	352,098
HEICO Corp., Class A	3,496	473,463
Henry Schein Inc.(a)	6,626	507,154
Hershey Co. (The)	7,151	1,536,464
Hess Corp.	12,982	2,005,719
Hewlett Packard Enterprise Co.	61,418	1,043,492
HF Sinclair Corp.	7,185	395,822
Hilton Worldwide Holdings Inc.	12,272	1,824,233
Hologic Inc.(a)	11,920	890,901
Home Depot Inc. (The)	47,746	15,770,504
Honeywell International Inc.	31,386	5,898,685
Horizon Therapeutics PLC(a)	10,666	1,202,485
Hormel Foods Corp.	14,119	544,852
Host Hotels & Resorts Inc.	34,618	546,618
Howmet Aerospace Inc.	18,128	896,792
HP Inc.	42,165	1,252,722
Hubbell Inc., Class B	2,724	888,160
HubSpot Inc.(a)	2,282	1,247,159
Humana Inc.	5,955	2,749,007
Huntington Bancshares Inc./OH	69,366	769,269
Huntington Ingalls Industries Inc.	1,905	419,710
Hyatt Hotels Corp., Class A	2,251	253,035
IDEX Corp.	3,613	817,983
IDEXX Laboratories Inc.(a)(b)	3,907	1,998,079
Illinois Tool Works Inc.	14,584	3,607,352
Illumina Inc.(a)	7,349	1,214,202
Incyte Corp.(a)	9,062	584,771
Ingersoll Rand Inc.	19,061	1,326,836
Insulet Corp.(a)	3,209	615,197
Intel Corp.	197,882	6,953,573
Intercontinental Exchange Inc.	26,104	3,080,011
International Business Machines Corp.	43,218	6,345,699
International Flavors & Fragrances Inc.	11,663	821,658
International Paper Co.	17,582	613,963
Interpublic Group of Companies Inc. (The)	18,707	610,035
Intuit Inc.	13,348	7,232,080
Intuitive Surgical Inc.(a)	16,654	5,207,373
Invesco Ltd.	16,864	268,475

Security	Shares	Value

United States (continued)
Invitation Homes Inc.	30,173	$1,028,598
IQVIA Holdings Inc.(a)	8,977	1,998,550
Iron Mountain Inc.	13,687	869,672
Jabil Inc.	6,204	709,862
Jack Henry & Associates Inc.	3,598	564,094
Jacobs Solutions Inc., NVS	6,195	835,210
Jazz Pharmaceuticals PLC(a)	2,826	405,135
JB Hunt Transport Services Inc.	3,937	739,684
JM Smucker Co. (The)	5,052	732,287
Johnson & Johnson	114,138	18,453,832
Johnson Controls International PLC	32,716	1,932,207
JPMorgan Chase & Co.	138,902	20,325,530
Juniper Networks Inc.	15,557	453,020
Kellogg Co.	12,045	734,986
Kenvue Inc.	72,619	1,673,868
Keurig Dr Pepper Inc.	43,491	1,463,472
KeyCorp	45,033	510,224
Keysight Technologies Inc.(a)	8,552	1,139,982
Kimberly-Clark Corp.	16,326	2,103,279
Kimco Realty Corp.	29,186	552,783
Kinder Morgan Inc.	95,165	1,638,741
KKR & Co. Inc.	28,451	1,787,007
KLA Corp.	6,476	3,250,110
Knight-Swift Transportation Holdings Inc.	7,616	417,509
Kraft Heinz Co. (The)	40,723	1,347,524
Kroger Co. (The)	33,085	1,534,813
L3Harris Technologies Inc.	8,759	1,559,890
Laboratory Corp. of America Holdings	4,005	833,441
Lam Research Corp.	6,362	4,468,669
Lamb Weston Holdings Inc.	6,460	629,269
Las Vegas Sands Corp.	16,753	919,070
Lattice Semiconductor Corp.(a)	6,545	636,567
Lear Corp.	2,851	410,801
Leidos Holdings Inc.	6,494	633,230
Lennar Corp., Class A	12,410	1,477,907
Lennox International Inc.	1,551	584,432
Liberty Broadband Corp., Class C (a)	5,902	552,191
Liberty Global PLC, Class C, NVS(a)	10,448	207,288
Liberty Media Corp.-Liberty Formula One, NVS(a)(b)	9,039	621,793
Liberty Media Corp.-Liberty SiriusXM, NVS(a)	8,168	199,626
Linde PLC	23,119	8,947,978
Live Nation Entertainment Inc.(a)	7,750	655,108
LKQ Corp.	13,232	695,077
Lockheed Martin Corp.	10,844	4,861,907
Loews Corp.	8,653	537,265
Lowe’s Companies Inc.	28,114	6,479,715
LPL Financial Holdings Inc.	3,621	834,966
Lucid Group Inc.(a)(b)	42,512	266,975
Lululemon Athletica Inc.(a)	5,501	2,097,311
LyondellBasell Industries NV, Class A	12,332	1,218,032
M&T Bank Corp.	8,354	1,044,668
Manhattan Associates Inc.(a)	2,940	595,703
Marathon Oil Corp.	27,806	732,688
Marathon Petroleum Corp.	21,011	2,999,740
Markel Group Inc.(a)	637	942,072
MarketAxess Holdings Inc.	1,854	446,684
Marriott International Inc./MD, Class A	12,286	2,500,324
Marsh & McLennan Companies Inc.	23,473	4,577,000
Martin Marietta Materials Inc.	2,923	1,304,856
Marvell Technology Inc.	40,210	2,342,233

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Masco Corp.	11,735	$692,482
Mastercard Inc., Class A	40,130	16,559,243
Match Group Inc.(a)	12,312	577,063
McCormick & Co. Inc./MD, NVS	11,650	956,232
McDonald’s Corp.	34,420	9,677,183
McKesson Corp.	6,515	2,686,265
Medtronic PLC	63,464	5,172,316
MercadoLibre Inc.(a)	2,176	2,986,255
Merck & Co. Inc.	119,647	13,039,130
Meta Platforms Inc, Class A(a)	104,762	30,998,028
MetLife Inc.	30,820	1,952,139
Mettler-Toledo International Inc.(a)	1,065	1,292,356
MGM Resorts International	13,824	607,980
Microchip Technology Inc.	25,511	2,087,820
Micron Technology Inc.	51,028	3,568,898
Microsoft Corp.	334,847	109,749,453
Mid-America Apartment Communities Inc.	5,459	792,811
Moderna Inc.(a)	15,157	1,713,802
Mohawk Industries Inc.(a)	2,384	241,714
Molina Healthcare Inc.(a)	2,728	846,007
Molson Coors Beverage Co., Class B	9,140	580,299
Mondelez International Inc., Class A	65,061	4,636,247
MongoDB Inc., Class A(a)	3,252	1,239,988
Monolithic Power Systems Inc.	2,181	1,136,759
Monster Beverage Corp.(a)	36,969	2,122,390
Moody’s Corp.	7,856	2,645,901
Morgan Stanley	58,861	5,012,014
Mosaic Co. (The)	17,432	677,233
Motorola Solutions Inc.	7,856	2,227,726
MSCI Inc., Class A	3,823	2,078,259
Nasdaq Inc.	16,422	861,827
NetApp Inc.	10,714	821,764
Netflix Inc.(a)	20,956	9,088,198
Neurocrine Biosciences Inc.(a)	4,621	503,181
Newmont Corp.	37,115	1,463,073
News Corp., Class A, NVS	18,999	408,289
NextEra Energy Inc.	96,266	6,430,569
Nike Inc., Class B	58,720	5,972,411
NiSource Inc.	18,761	502,044
Nordson Corp.	2,400	585,936
Norfolk Southern Corp.	10,830	2,220,258
Northern Trust Corp.	9,310	708,212
Northrop Grumman Corp.	6,802	2,945,878
NRG Energy Inc.	11,737	440,724
Nucor Corp.	11,805	2,031,641
Nvidia Corp.	117,087	57,788,289
NVR Inc.(a)	149	950,222
NXP Semiconductors NV	12,432	2,557,511
O’Reilly Automotive Inc.(a)	2,907	2,731,708
Occidental Petroleum Corp.	31,704	1,990,694
Okta Inc.(a)	6,986	583,401
Old Dominion Freight Line Inc.	4,574	1,954,790
Omnicom Group Inc.	10,004	810,424
ON Semiconductor Corp.(a)(b)	20,164	1,985,347
ONEOK Inc.	21,141	1,378,393
Oracle Corp.	77,356	9,312,889
Otis Worldwide Corp.	19,346	1,655,050
Ovintiv Inc.	10,886	511,207
Owens Corning	4,072	586,002
PACCAR Inc.	24,317	2,001,046

Security	Shares	Value

United States (continued)
Packaging Corp. of America	3,979	$593,269
Palantir Technologies Inc., Class A(a)	83,430	1,249,781
Palo Alto Networks Inc.(a)(b)	14,579	3,547,071
Paramount Global, Class B, NVS	22,330	336,960
Parker-Hannifin Corp.	5,976	2,491,394
Paychex Inc.	15,287	1,868,530
Paycom Software Inc.	2,414	711,744
Paylocity Holding Corp.(a)	1,906	382,153
PayPal Holdings Inc.(a)	50,125	3,133,314
Pentair PLC	7,734	543,391
PepsiCo Inc.	64,938	11,553,769
Pfizer Inc.	266,769	9,438,287
PG&E Corp.(a)	91,434	1,490,374
Philip Morris International Inc.	73,320	7,043,119
Phillips 66	21,343	2,436,517
Pinterest Inc., Class A(a)	26,382	725,241
Pioneer Natural Resources Co.	11,147	2,652,206
PNC Financial Services Group Inc. (The)	18,907	2,282,642
Pool Corp.	1,897	693,543
PPG Industries Inc.	11,165	1,582,750
PPL Corp.	32,923	820,441
Principal Financial Group Inc.	12,026	934,540
Procter & Gamble Co. (The)	111,229	17,167,084
Progressive Corp. (The)	27,879	3,721,010
Prologis Inc.	43,796	5,439,463
Prudential Financial Inc.	17,517	1,658,334
PTC Inc.(a)	5,276	776,469
Public Service Enterprise Group Inc.	23,564	1,439,289
Public Storage	7,396	2,044,106
PulteGroup Inc.	10,873	892,238
Qorvo Inc.(a)	5,259	564,764
Qualcomm Inc.	52,278	5,987,399
Quanta Services Inc.(b)	7,002	1,469,510
Quest Diagnostics Inc.	5,729	753,364
Raymond James Financial Inc.	9,878	1,033,140
Realty Income Corp.	31,386	1,758,871
Regency Centers Corp.	7,309	454,620
Regeneron Pharmaceuticals Inc.(a)(b)	5,135	4,244,026
Regions Financial Corp.	44,910	823,649
Reliance Steel & Aluminum Co.	2,774	790,479
Repligen Corp.(a)	2,399	417,210
Republic Services Inc., Class A	10,392	1,497,799
ResMed Inc.	6,826	1,089,361
Revvity Inc.	5,940	695,158
Rivian Automotive Inc., Class A(a)(b)	30,601	695,561
Robert Half Inc.	5,315	393,097
Robinhood Markets Inc., Class A(a)	20,219	220,185
ROBLOX Corp., Class A(a)	19,826	560,878
Rockwell Automation Inc.	5,363	1,673,685
Roku Inc.(a)(b)	5,502	446,762
Rollins Inc.	10,664	421,974
Roper Technologies Inc.	5,114	2,552,193
Ross Stores Inc.	16,641	2,027,040
Royal Caribbean Cruises Ltd.(a)	10,888	1,077,259
Royalty Pharma PLC, Class A	16,186	482,667
RPM International Inc.	6,091	607,516
RTX Corp.	68,727	5,913,271
S&P Global Inc.	15,462	6,043,477
Salesforce Inc.(a)	46,171	10,225,030
SBA Communications Corp., Class A	5,087	1,142,184

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Schlumberger NV	67,596	$3,985,460
Seagate Technology Holdings PLC	9,568	677,319
Seagen Inc.(a)	6,395	1,317,818
Sealed Air Corp.	7,181	266,128
SEI Investments Co.	5,830	361,810
Sempra Energy	29,756	2,089,466
Sensata Technologies Holding PLC	7,690	289,298
ServiceNow Inc.(a)	9,638	5,675,144
Sherwin-Williams Co. (The)	11,595	3,150,593
Simon Property Group Inc.	15,446	1,752,967
Sirius XM Holdings Inc.(b)	31,651	139,264
Skyworks Solutions Inc.	7,755	843,279
Snap Inc., Class A, NVS(a)(b)	49,801	515,440
Snap-on Inc.	2,597	697,554
Snowflake Inc., Class A(a)	12,369	1,940,078
SolarEdge Technologies Inc.(a)(b)	2,824	459,098
Southern Co. (The)	51,948	3,518,438
Southwest Airlines Co.	7,228	228,405
Splunk Inc.(a)	7,703	934,066
SS&C Technologies Holdings Inc.	11,193	642,702
Stanley Black & Decker Inc.	7,641	721,158
Starbucks Corp.	54,470	5,307,557
State Street Corp.	15,544	1,068,495
Steel Dynamics Inc.	7,570	806,886
STERIS PLC	4,659	1,069,660
Stryker Corp.	16,137	4,575,646
Sun Communities Inc.	6,258	766,104
Super Micro Computer Inc.(a)	2,239	615,904
Synchrony Financial	20,189	651,701
Synopsys Inc.(a)	7,181	3,295,289
Sysco Corp.	24,059	1,675,709
T-Mobile U.S. Inc.(a)	25,596	3,487,455
T Rowe Price Group Inc.	10,714	1,202,432
Take-Two Interactive Software Inc.(a)	7,545	1,072,899
Targa Resources Corp.	9,667	833,779
Target Corp.	21,681	2,743,731
TE Connectivity Ltd.	14,817	1,961,623
Teledyne Technologies Inc.(a)	2,146	897,672
Teleflex Inc.	2,202	468,453
Teradyne Inc.	7,624	822,401
Tesla Inc.(a)	135,274	34,911,514
Texas Instruments Inc.	42,779	7,189,439
Texas Pacific Land Corp.	288	542,808
Textron Inc.	10,496	815,644
Thermo Fisher Scientific Inc.	18,345	10,219,999
TJX Companies Inc. (The)	54,274	5,019,260
Toast Inc., Class A(a)	11,600	257,172
Toro Co. (The)	4,899	501,266
Tractor Supply Co.	5,304	1,158,924
Trade Desk Inc. (The), Class A(a)	20,212	1,617,566
Tradeweb Markets Inc., Class A	5,073	438,459
Trane Technologies PLC	10,978	2,253,344
TransDigm Group Inc.(a)	2,514	2,272,279
TransUnion	9,028	733,254
Travelers Companies Inc. (The)	10,990	1,771,918
Trimble Inc.(a)	11,853	649,426
Truist Financial Corp.	61,905	1,891,198
Twilio Inc., Class A(a)	7,877	501,844
Tyler Technologies Inc.(a)	1,895	755,025
Tyson Foods Inc., Class A	13,815	735,925

Security	Shares	Value

United States (continued)
U.S. Bancorp	72,875	$2,662,124
Uber Technologies Inc.(a)	86,218	4,072,076
UDR Inc.	14,354	572,725
UiPath Inc., Class A(a)(b)	16,931	267,679
Ulta Beauty Inc.(a)	2,377	986,526
Union Pacific Corp.	29,034	6,404,029
United Parcel Service Inc., Class B	34,308	5,811,775
United Rentals Inc.	3,373	1,607,369
United Therapeutics Corp.(a)	2,147	481,701
UnitedHealth Group Inc.	43,982	20,960,942
Unity Software Inc.(a)	12,465	462,078
Universal Health Services Inc., Class B	2,855	384,569
Vail Resorts Inc.	1,887	427,066
Valero Energy Corp.	17,500	2,273,250
Veeva Systems Inc., Class A(a)	6,911	1,442,326
Ventas Inc.	18,490	807,643
VeriSign Inc.(a)	4,712	979,106
Verisk Analytics Inc., Class A	6,873	1,664,778
Verizon Communications Inc.	197,751	6,917,330
Vertex Pharmaceuticals Inc.(a)	12,298	4,283,885
VF Corp.	16,082	317,780
Viatris Inc.	57,527	618,415
VICI Properties Inc., Class A	48,162	1,485,316
Visa Inc., Class A	76,614	18,822,528
Vistra Corp.	15,780	495,808
VMware Inc., Class A(a)	11,212	1,892,361
Vulcan Materials Co.	6,201	1,353,368
W R Berkley Corp.	10,090	624,167
Walmart Inc.	69,870	11,361,561
Walgreens Boots Alliance Inc.	34,687	877,928
Walt Disney Co. (The)(a)	86,261	7,218,320
Warner Bros. Discovery Inc.(a)	112,096	1,472,941
Waste Management Inc.	19,537	3,063,011
Waters Corp.(a)	2,856	801,965
Watsco Inc.	1,584	577,447
Webster Financial Corp.	8,591	364,344
WEC Energy Group Inc.	14,672	1,234,209
Wells Fargo & Co.	173,863	7,178,803
Welltower Inc.	23,590	1,955,139
West Pharmaceutical Services Inc.	3,429	1,395,260
Western Digital Corp.(a)	14,409	648,405
Westinghouse Air Brake Technologies Corp.	8,444	950,119
Westlake Corp.	2,302	301,516
Westrock Co.	12,855	420,487
Weyerhaeuser Co.	35,035	1,147,396
Whirlpool Corp.	2,658	372,014
Williams Companies Inc. (The)	56,632	1,955,503
Willis Towers Watson PLC	4,912	1,015,605
Wolfspeed Inc.(a)(b)	5,742	274,582
Workday Inc., Class A(a)(b)	9,624	2,353,068
WP Carey Inc.	10,132	659,087
WW Grainger Inc.	2,104	1,502,551
Wynn Resorts Ltd.	5,160	523,121
Xcel Energy Inc.	25,317	1,446,360
Xylem Inc./NY	11,384	1,178,699
Yum! Brands Inc.	13,019	1,684,398
Zebra Technologies Corp., Class A(a)(b)	2,525	694,400
Zillow Group Inc., Class C (a)	8,113	423,174
Zimmer Biomet Holdings Inc.	10,319	1,229,199
Zoetis Inc.	21,936	4,179,027

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Zoom Video Communications Inc., Class A(a)	11,526	$818,692
ZoomInfo Technologies Inc., Class A(a)	13,405	241,558
Zscaler Inc.(a)	3,871	604,070

		1,890,048,208

Total Common Stocks — 99.5% (Cost: $2,466,364,930)		2,698,760,311

Preferred Stocks

Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	2,702	259,612
Dr Ing hc F Porsche AG, Preference Shares, NVS(c)	5,338	588,727
Henkel AG & Co. KGaA, Preference Shares, NVS	8,265	633,354
Porsche Automobil Holding SE, Preference Shares, NVS	7,081	379,804
Sartorius AG, Preference Shares, NVS	1,238	506,250
Volkswagen AG, Preference Shares, NVS	9,811	1,200,694

		3,568,441

Total Preferred Stocks — 0.1% (Cost: $4,152,570)		3,568,441

Rights

Canada — 0.0%
Constellation Software Inc., (Expires 10/06/23, Strike Price CAD)	989	549

Sweden — 0.0%
Swedish Orphan Biovitrum AB, (Expires 09/21/23, Strike Price SEK 142.00)(a)(b)	7,998	7,225

Total Rights — 0.0% (Cost: $438)		7,774

Warrants

Canada — 0.0%
Constellation Software Inc., Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD)(a)(e)	989	—

Total Warrants — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.6% (Cost: $2,470,517,938)		2,702,336,526

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(f)(g)	23,456,190	$23,463,227
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(f)	3,120,000	3,120,000

Total Short-Term Securities — 1.0% (Cost: $26,573,047)		26,583,227

Total Investments — 100.6% (Cost: $2,497,090,985)		2,728,919,753

Liabilities in Excess of Other Assets — (0.6)%		(16,613,670)

Net Assets — 100.0%		$ 2,712,306,083

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$21,692,284	$1,773,595	(a)	$—	$(1,298)	$(1,354)	$23,463,227	23,456,190	$132,024	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,560,000	1,560,000	(a)	—	—	—	3,120,000	3,120,000	137,422		2
BlackRock Inc.	4,208,253	1,157,722		(662,207)	247,289	(18,555)	4,932,502	7,041	136,432		—

					$245,991	$(19,909)	$31,515,729		$405,878		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	4	09/07/23	$639	$19,907
Euro STOXX 50 Index	21	09/15/23	980	(10,320)
FTSE 100 Index	8	09/15/23	755	(6,721)
S&P 500 E-Mini Index	31	09/15/23	7,000	140,853

				$143,719

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$160,760	$—	$—	$—	$160,760

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$17,041	$—	$—	$—	$17,041

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI World ETF

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$879,611	$—	$—	$—	$879,611

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$235,259	$—	$—	$—	$235,259

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,868,752

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,982,696,486	$716,063,825	$—	$2,698,760,311
Preferred Stocks	—	3,568,441	—	3,568,441
Rights	7,774	—	—	7,774
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	26,583,227	—	—	26,583,227

	$2,009,287,487	$719,632,266	$—	$2,728,919,753

Derivative Financial Instruments(a)
Assets
Equity Contracts	$140,853	$19,907	$—	$160,760
Liabilities
Equity Contracts	—	(17,041)	—	(17,041)

	$140,853	$2,866	$—	143,719

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares Frontier and Select EM ETF	iShares MSCI World ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$627,808,458	$2,697,404,024
Investments, at value — affiliated(c)	—	31,515,729
Cash	3,058,554	37,830
Cash pledged for futures contracts	864,000	461,000
Foreign currency collateral pledged for futures contracts(d)	—	182,468
Foreign currency, at value(e)	10,313,145	3,911,460
Receivables:
Investments sold	60,186,607	7,094,839
Securities lending income — affiliated	—	6,416
Dividends — unaffiliated	1,585,292	4,867,448
Dividends — affiliated	31,796	11,028
Tax reclaims	—	735,981
Unrealized appreciation on forward foreign currency exchange contracts	3,198,746	—

Total assets	707,046,598	2,746,228,223

LIABILITIES
Cash received as collateral for OTC derivatives	2,810,000	—
Bank borrowings	15,005,324	—
Collateral on securities loaned, at value	—	23,476,480
Payables:
Investments purchased	45,500,260	9,871,840
Deferred foreign capital gain tax	9,432	—
Investment advisory fees	443,950	552,589
Due to custodian	1,498,890	—
Variation margin on futures contracts	344,430	21,231

Total liabilities	65,612,286	33,922,140

Commitments and contingent liabilities

NET ASSETS	$641,434,312	$2,712,306,083

NET ASSETS CONSIST OF
Paid-in capital	$773,327,599	$2,549,439,731
Accumulated earnings (loss)	(131,893,287)	162,866,352

NET ASSETS	$641,434,312	$2,712,306,083

NET ASSET VALUE

Shares outstanding	23,600,000	21,600,000

Net asset value	$27.18	$125.57

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$577,892,024	$2,465,653,747
(b) Securities loaned, at value	$—	$22,774,179
(c) Investments, at cost — affiliated	$—	$31,437,238
(d) Foreign currency collateral pledged, at cost	$—	$187,312
(e) Foreign currency, at cost	$14,525,278	$3,951,514

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended August 31, 2023

	iShares Frontier and Select EM ETF	iShares MSCI World ETF

INVESTMENT INCOME
Dividends — unaffiliated	$25,429,033	$54,710,540
Dividends — affiliated	161,037	273,854
Securities lending income — affiliated — net	39	132,024
Other income — unaffiliated	—	140
Foreign taxes withheld	(1,709,686)	(2,969,988)
Foreign withholding tax claims	—	48,695

Total investment income	23,880,423	52,195,265

EXPENSES
Investment advisory	4,555,956	5,942,278
Interest expense	37,970	—
Commitment costs	6,927	—
Professional	—	4,884

Total expenses	4,600,853	5,947,162

Net investment income	19,279,570	46,248,103

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(32,804,683)	(28,776,662)
Investments — affiliated	—	(1,298)
Capital gain distributions from underlying funds — affiliated	2	2
Forward foreign currency exchange contracts	(3,250,871)	—
Foreign currency transactions	(1,897,312)	(73,217)
Futures contracts	41,301	879,611
In-kind redemptions — unaffiliated(b)	5,719,392	119,380,017
In-kind redemptions — affiliated(b)	—	247,289

	(32,192,171)	91,655,742

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	37,067,124	255,012,022
Investments — affiliated	—	(19,909)
Forward foreign currency exchange contracts	4,152,556	—
Foreign currency translations	(2,667,307)	83,224
Futures contracts	(298,330)	235,259

	38,254,043	255,310,596

Net realized and unrealized gain	6,061,872	346,966,338

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,341,442	$393,214,441

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(43,640)	$—
(b) See Note 2 of the Notes to Financial Statements
(c) Net of reduction in deferred foreign capital gain tax of	$239,264	$—
See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Frontier and Select EM ETF		iShares MSCI World ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,279,570	$12,523,696	$46,248,103	$34,457,882
Net realized gain (loss)	(32,192,171)	19,386,588	91,655,742	18,021,977
Net change in unrealized appreciation (depreciation)	38,254,043	(113,275,146)	255,310,596	(399,197,874)

Net increase (decrease) in net assets resulting from operations	25,341,442	(81,364,862)	393,214,441	(346,718,015)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,604,554)	(11,387,380)	(43,129,363)	(33,669,487)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	278,055,792	(52,705,010)	235,520,737	937,249,033

NET ASSETS
Total increase (decrease) in net assets	290,792,680	(145,457,252)	585,605,815	556,861,531
Beginning of year	350,641,632	496,098,884	2,126,700,268	1,569,838,737

End of year	$641,434,312	$350,641,632	$2,712,306,083	$2,126,700,268

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

(For a share outstanding throughout each period)

	iShares Frontier and Select EM ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$27.29	$33.86	$25.69	$28.97	$28.29

Net investment income(a)	0.86	0.88	0.65	0.87	1.03
Net realized and unrealized gain (loss)(b)	(0.46)	(6.63)	8.20	(3.36)	0.76

Net increase (decrease) from investment operations	0.40	(5.75)	8.85	(2.49)	1.79

Distributions from net investment income(c)	(0.51)	(0.82)	(0.68)	(0.79)	(1.11)

Net asset value, end of year	$27.18	$27.29	$33.86	$25.69	$28.97

Total Return(d)

Based on net asset value	1.59%	(17.26)%	34.77%	(8.44)%	6.45%

Ratios to Average Net Assets(e)

Total expenses	0.80%	0.80%	0.79%	0.79%	0.79%

Net investment income	3.34%	2.73%	2.17%	3.27%	3.63%

Supplemental Data

Net assets, end of year (000)	$641,434	$350,642	$496,099	$373,769	$496,868

Portfolio turnover rate(f)	53%	34%	36%	25%	33%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI World ETF

	Year Ended 08/31/23	Year Ended 08/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$110.19	$131.92		$103.07	$89.79	$91.33

Net investment income(a)	2.16	2.19		1.84	1.76	1.96
Net realized and unrealized gain (loss)(b)	15.22	(21.88)		28.80	13.35	(1.52)

Net increase (decrease) from investment operations	17.38	(19.69)		30.64	15.11	0.44

Distributions from net investment income(c)	(2.00)	(2.04)		(1.79)	(1.83)	(1.98)

Net asset value, end of year	$125.57	$110.19		$131.92	$103.07	$89.79

Total Return(d)

Based on net asset value	15.90%	(15.07	)%(e)	29.94%	17.04%	0.61%

Ratios to Average Net Assets(f)

Total expenses	0.24%	0.24%		0.24%	0.24%	0.24%

Total expenses excluding professional fees for foreign withholding tax claims	0.24%	0.24%		N/A	N/A	N/A

Net investment income	1.87%	1.78%		1.58%	1.90%	2.24%

Supplemental Data

Net assets, end of year (000)	$2,712,306	$2,126,700		$1,569,839	$948,247	$646,459

Portfolio turnover rate(g)	3%	5%		5%	7%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2022:
•	Total return by 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Frontier and Select EM(a)	Diversified
MSCI World	Diversified

(a)	Formerly the iShares MSCI Frontier and Select EM ETF

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Foreign governments and their agencies may enact policies that delay or place limits on repatriation of local currency to U.S. dollars. Market quoted rates for immediate currency settlement may have access or transaction volume restrictions that are insufficient to convert a significant portion of iShares Frontier and Select EM ETF local currency denominated assets and liabilities to U.S. dollars. When these events occur, the rates utilized to translate a foreign currency to U.S. dollars will be determined by BlackRock Fund Advisors (“BFA”), iShares Frontier and Select EM ETF investment adviser, with assistance from other BlackRock pricing committees on a quarterly basis.

Monetary policies enacted by government agencies in Kenya, Nigeria and Egypt that limit their local currency’s repatriation to safeguard U.S. dollar reserves, significantly impact iShares Frontier and Select EM ETF ability to convert local denominated assets and liabilities amounts to U.S. dollars using quoted immediate currency settlement rates. As of August 31, 2023 iShares Frontier and Select EM ETF assets and liabilities denominated in Kenyan shillings use the 6-month non-deliverable forward rate, while the Egyptian pound and the Nigerian naira use the 12-month non-deliverable forward rate.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI World
Barclays Bank PLC	$3,093,668	$(3,093,668)	$—		$—
Barclays Capital, Inc.	665,341	(665,341)	—		—
BNP Paribas SA	1,139,543	(1,139,543)	—		—
BofA Securities, Inc.	454,543	(454,543)	—		—
Citadel Clearing LLC	409,128	(409,128)	—		—
Citigroup Global Markets, Inc.	21	(21)	—		—
Goldman Sachs & Co. LLC	2,006,561	(2,006,561)	—		—
J.P. Morgan Securities LLC	5,570,738	(5,570,738)	—		—
Jefferies LLC	77,778	(77,778)	—		—
Morgan Stanley	1,184,137	(1,184,137)	—		—
National Financial Services LLC	72	(72)	—		—
RBC Capital Markets LLC	1,665,463	(1,665,463)	—		—
State Street Bank & Trust Co.	170,204	(170,204)	—		—
Toronto-Dominion Bank	2,561,625	(2,561,625)	—		—
UBS AG	2,669,246	(2,669,246)	—		—
UBS Securities LLC	321,152	(321,152)	—		—
Wells Fargo Bank N.A.	771,750	(771,750)	—		—
Wells Fargo Securities LLC	13,209	(13,209)	—		—

	$22,774,179	$(22,774,179)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Frontier and Select EM	0.79%
MSCI World	0.24

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Frontier and Select EM	$11
MSCI World	38,644

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Frontier and Select EM	$2,622,654	$2,616,979	$127,215
MSCI World	14,805,143	12,897,506	(6,835,440)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Frontier and Select EM	$529,622,159	$290,838,487
MSCI World	93,412,036	74,694,075

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Frontier and Select EM	$81,817,831	$32,329,159
MSCI World	556,657,797	337,333,983

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Frontier and Select EM	$5,690,676	$(5,690,676)
MSCI World	119,180,119	(119,180,119)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

Frontier and Select EM
Ordinary income	$12,604,554	$11,387,380

MSCI World
Ordinary income	$43,129,363	$33,669,487

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Frontier and Select EM	$3,483,311	$(163,769,597)	$28,392,999		$(131,893,287)
MSCI World	11,082,043	(73,347,341)	225,131,650		162,866,352

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Frontier and Select EM	$598,381,929	$89,484,810	$(56,859,535)	$32,625,275
MSCI World	2,503,737,546	397,547,031	(172,344,917)	225,202,114

9.	LINE OF CREDIT

The iShares Frontier and Select EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

Frontier and Select EM	$15,000,000	$362,466	4.64%

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Illiquid Investments Risk: An illiquid investment is any investment that a fund expects cannot be sold or disposed of in seven calendar days or less without significantly changing the market value of the investment. Each Fund may not acquire any illiquid investment if, immediately after acquisition, each Fund would have invested more than 15% of their net assets in illiquid investments. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments, the lack of an active market for such securities or instruments, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. In particular, certain frontier markets in which each Fund may invest are experiencing a shortage of U.S. dollar reserves (including Kenya, Nigeria and Egypt) and have recently restricted or delayed repatriation of local currency, and these issues are likely to persist. Illiquid investments may reduce the returns of each Fund as each Fund may be unable to transact at advantageous times or prices. In addition, if each Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, each Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of each Fund’s holdings.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

Frontier and Select EM
Shares sold	16,650,000	$430,165,788	100,000	$4,004,588
Shares redeemed	(5,900,000)	(152,109,996)	(1,900,000)	(56,709,598)

	10,750,000	$278,055,792	(1,800,000)	$(52,705,010)

MSCI World
Shares sold	5,200,000	$574,807,989	8,200,000	$1,037,489,044
Shares redeemed	(2,900,000)	(339,287,252)	(800,000)	(100,240,011)

	2,300,000	$235,520,737	7,400,000	$937,249,033

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI World ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

 iShares Frontier and Select EM ETF

 iShares MSCI World ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
Frontier and Select EM	$12,954,799
MSCI World	51,198,751

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Business Income

MSCI World	$356,421

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Frontier and Select EM	$24,658,317	$1,703,596

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Frontier and Select EM	4.33%
MSCI World	51.93%

I M P O R T A N T T A X I N F O R M A T I O N	47

Board Review and Approval of Investment Advisory Contract

iShares Frontier and Select EM ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

The Board noted that although the Fund is currently an actively managed ETF, the Fund was, during the periods under review, an index ETF that sought to track the performance of a specified index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	49

Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI World ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	51

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Frontier and Select EM ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

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Supplemental Information (unaudited) (continued)

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Frontier and Select EM ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	53

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.
Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	55

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

NGN	Nigerian Naira

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	57

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-811-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares MSCI Agriculture Producers ETF | VEGI | NYSE Arca

•	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca

•	iShares MSCI Global Gold Miners ETF | RING | NASDAQ

•	iShares MSCI Global Metals & Mining Producers ETF | PICK | Cboe BZX

•	iShares MSCI Global Silver and Metals Miners ETF | SLVP | Cboe BZX

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	14.50%	15.94%
U.S. small cap equities (Russell 2000® Index)	0.99	4.65
International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92
Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Agriculture Producers ETF

Investment Objective

The iShares MSCI Agriculture Producers ETF (the “Fund”) (formerly the iShares MSCI Global Agriculture Producers ETF) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCIACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(5.70)%	8.44%	6.97%	(5.70)%	49.98%	96.17%
Fund Market	(5.89)	8.46	6.93	(5.89)	50.08	95.44
Index	(5.91)	8.57	7.03	(5.91)	50.87	97.20

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 936.60	$ 1.90		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Agriculture Producers ETF

Portfolio Management Commentary

Stocks of global agricultural producers declined during the reporting period. Prices for many cash crops such as corn, wheat, soybeans, coffee, and rice decreased from sharply elevated levels in 2022 as geopolitical and trade tensions eased. Agreements between warring Russia and Ukraine to allow the export of Ukrainian agricultural products through the Black Sea region contributed to the decline in crop prices. Prices briefly rose sharply higher, as Russia withdrew from the agreement in July 2023. Stronger harvests offset increased price volatility amid rising extreme weather events and growing trade restrictions on food. Prices for food inputs such as fertilizers and diesel fuel decreased slightly from record high levels in 2022, although they remained elevated.

Canadian equities detracted the most from the Index’s performance, driven by the materials sector. Although fertilizer prices declined from record highs in 2022, global demand also fell, weighing on the chemicals industry. Prices remained above historic levels, and farmers reduced purchases expecting prices to drop further. North American fertilizer sales rebounded during the spring 2023 planting season, however, demand remained weak in many other markets. While costs for fertilizer manufacturing decreased amid price declines for production inputs such as natural gas, weaker sales volumes offset those gains.

U.S. stocks detracted notably from the Index’s return. In the materials sector, sales of herbicides and pesticides declined as retailers reduced excess inventories and farmers delayed purchases, pressuring the chemicals industry. Revenue from fertilizer sales contracted as fertilizer prices declined.

In China, the consumer staples sector detracted, as pork producers in the packaged foods and meats industry contended with surging cases of African swine fever, a highly infectious and incurable disease. The consumer staples sector in Norway also detracted. Norway’s government implemented a new tax, charging salmon farmers in the packaged foods and meats industry for the use of natural resources.

On the upside, the Italian industrials sector contributed to the Index’s return. The machinery industry advanced amid an increase in sales of farm machinery, as farmers adopted new high-tech equipment to increase efficiency and counter labor shortages.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Agricultural & Farm Machinery	34.0%
Fertilizers & Agricultural Chemicals	31.2
Agricultural Products & Services	20.4
Packaged Foods & Meats	14.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	61.0%
Canada	6.5
Norway	4.4
Japan	4.4
India	4.3
United Kingdom	3.2
Saudi Arabia	2.7
China	2.1
Malaysia	1.7
Singapore	1.4
Israel	1.1
Other (each representing less than 1%)	7.2

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Global Energy Producers ETF

Investment Objective

The iShares MSCI Global Energy Producers ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	11.94%	6.44%	4.03%	11.94%	36.63%	48.50%
Fund Market	11.62	6.28	4.00	11.62	35.63	47.99
Index	11.41	6.16	3.79	11.41	34.86	45.09

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,081.00	$ 2.10		$ 1,000.00	$ 1,023.20	$ 2.04		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Global Energy Producers ETF

Portfolio Management Commentary

Stocks of global energy producers advanced for the reporting period despite falling fuel prices. Rising interest rates and high inflation weakened the outlook for global economies and fuel consumption, sending prices lower during the first half of the reporting period. Western governments agreed on a maximum price of $60 per barrel for Russian exports, keeping its oil flowing into world markets and contributing to weaker prices. China’s economy recovered slower than expected in early 2023 following the end of coronavirus pandemic-related lockdowns, which limited demand from the world’s largest importer of oil. However, by June 2023, world oil demand hit record highs, driven by increased airline travel and growing sales to China. In July 2023, Saudi Arabia and Russia announced plans to cut production, which, combined with increased demand, sent prices sharply higher. Natural gas prices dropped from sharply higher prices early in the reporting period after Russia limited exports to Western Europe. In Western Europe, prices declined after countries intensified conservation efforts and secured alternative sources of energy. In North America, record U.S. production weakened prices. The warm winter weather also moderated consumption in Europe and North America, weighing on natural gas prices.

The U.S. energy sector contributed the most to the Index’s performance as companies in the oil, gas, and consumable fuels industry posted strong profits even as oil prices declined, boosted by increased demand and effective cost-cutting measures. Companies rewarded shareholders by buying back their own stock and raising dividends. Despite strong profits, relatively high oil prices, and political pressure to increase production, oil and gas extraction divisions of companies in the industry focused on managing costs, growing profit margins, and returning cash to shareholders rather than investing heavily in new drilling operations.

U.K. energy companies in the oil, gas, and consumable fuels industry also contributed to the Index’s return. Despite decreasing energy prices, energy trading divisions of energy companies benefited from rapid movements in fuel prices in the recent volatile markets. U.K. energy companies also increased dividends and continued to buy back stock.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Integrated Oil & Gas	55.9%
Oil & Gas Exploration & Production	30.7
Oil & Gas Refining & Marketing	10.6
Coal & Consumable Fuels	2.8
Other (each representing less than 1%)	—

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	54.5%
United Kingdom	11.7
Canada	9.3
France	5.2
India	4.0
Australia	2.7
Brazil	2.4
China	1.4
Norway	1.4
Italy	1.4
Japan	1.2
Other (each representing less than 1%)	4.8

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Global Gold Miners ETF

Investment Objective

The iShares MSCI Global Gold Miners ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	26.12%	11.09%	0.96%	26.12%	69.16%	10.01%
Fund Market	25.81	11.07	0.90	25.81	69.03	9.41
Index	25.94	11.20	1.11	25.94	70.07	11.64

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,065.60	$ 2.03		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Global Gold Miners ETF

Portfolio Management Commentary

Global gold mining stocks advanced sharply for the reporting period as the price of gold rose, reflecting increased demand from central banks and other investors. Inflation in developed markets surged in 2022, reaching the highest level since the 1980s in the U.S. and the U.K. Global central banks responded by consistently raising their benchmark policy rates at the fastest pace in two decades. Because gold does not pay interest, its investment appeal generally declines when bond yields increase, offering more attractive options. However, investors also view gold as a hedge against inflation. Amid concerns about slowing economic growth, the Fed paused its benchmark rate increases in June 2023. U.S. inflation, though, remained higher than the Fed’s stated policy target of 2% and rose slightly after the interest rate pause, underpinning demand for gold purchases as U.S. Treasury yields moderated and the U.S. dollar weakened. Gold also benefited from concerns that the U.S. government would default on its debt obligations. As central banks increased their gold purchases, allocations to gold by nonbank investors reached their highest level in over a decade. Gold prices surpassed US$2,000 per ounce for only the second time since reaching an all-time high in August 2020.

From a country perspective, Canada, the world’s fourth-largest gold producer, contributed the most to the Index’s return. Despite rising costs, the country’s gold miners consistently surpassed consensus earnings projections amid solid sales growth, increased production, and record-high export volume. China’s reopening from tight coronavirus restrictions in late 2022 increased demand and prices for copper, benefiting gold miners also sourcing that metal. Meanwhile, rising demand driven by low-carbon technologies for rare earth minerals that Canada produces, such as lithium and cobalt, increased expectations for mergers and consolidation among Canadian mining companies.

South Africa’s mining industry also contributed to the Index’s performance. Stock in the nation’s two leading gold miners increased after they announced a proposed joint venture aimed at creating Africa’s largest gold mine.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Canada	54.3%
United States	17.1
South Africa	7.4
Australia	7.4
China	4.4
Saudi Arabia	3.8
United Kingdom	1.8
Peru	1.5
Turkey	1.3
Indonesia	1.0
Russia	0.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Newmont Corp.	16.5%
Barrick Gold Corp.	14.9
Agnico Eagle Mines Ltd.	12.5
Gold Fields Ltd.	4.7
Wheaton Precious Metals Corp.	4.5
Newcrest Mining Ltd.	4.5
Kinross Gold Corp.	4.0
Zijin Mining Group Co. Ltd., Class H	3.9
AngloGold Ashanti Ltd.	3.8
Alamos Gold Inc., Class A	3.3

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Global Metals & Mining Producers ETF

Investment Objective

The iShares MSCI Global Metals & Mining Producers ETF(the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	14.96%	10.95%	5.87%	14.96%	68.14%	76.95%
Fund Market	14.84	10.93	5.93	14.84	67.95	77.96
Index	14.81	11.26	6.15	14.81	70.53	81.66

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 968.40	$ 1.93		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Global Metals & Mining Producers ETF

Portfolio Management Commentary

Stocks of global metals and mining producers rose for the reporting period despite economic weakness in China. China, the world’s largest metal refining country, consumes approximately half of the world’s industrial metals, so Chinese demand has a large influence on metals prices. Prices for many metals increased during the first half of the reporting period as China ended coronavirus-related lockdowns and businesses restarted production. However, metal prices later weakened due to slowing growth in China, particularly in the resource-intensive manufacturing sector. In addition, a slowdown in China’s real estate industry weakened metals prices, notably iron ore, which is used in the production of steel.

The U.S. metals and mining industry contributed the most to the Index’s performance. Copper producers rose sharply, reflecting strong gains in copper prices. Steel companies reported stronger profits as higher steel prices offset lower sales volumes. Steel manufacturers also benefited from lower prices for scrap iron, which is used in steel production. New U.S. government incentives and funding to encourage investment in alternative energy also improved the outlook for U.S. mining companies.

Australian mining companies also contributed to the Index’s return. Australian miners increased production of industrial metals, including iron ore, copper, and coal, as labor shortages and supply constraints eased. However, escalating costs for labor and energy, particularly diesel, constrained profit growth.

Korean companies in the steel industry also contributed to the Index. The stock price of one steel company climbed sharply higher as investors grew optimistic about its growing business in the electric vehicle industry. The company increased its sales forecast while continuing to pursue its strategic plan for owning the entire process of manufacturing rechargeable batteries.

The stocks of Japanese companies in the steel industry also added to the Index’s performance. Despite slowing sales of steel to the auto industry, Japanese steel manufacturers raised prices, passing higher production costs on to customers.

Conversely, South African mining companies detracted from the Index. A rapid and steep drop in the price of palladium and lower quality output weakened profits.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Diversified Metals & Mining	47.5%

Steel	37.0

Copper	10.4

Aluminum	3.8

Precious Metals & Minerals	1.3

Other (each representing less than 1%)	—

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Australia	25.4%

United States	18.5

United Kingdom	16.2

Canada	5.7

Brazil	5.4

Japan	5.3

India	3.9

South Korea	3.9

China	2.1

Taiwan	1.6

South Africa	1.5

France	1.5

Mexico	1.4

Saudi Arabia	1.4

Sweden	1.3

Other (each representing less than 1%)	4.9

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Global Silver and Metals Miners ETF

Investment Objective

The iShares MSCI Global Silver and Metals Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver exploration or metals mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	13.41%	4.52%	(2.02)%	13.41%	24.72%	(18.45)%
Fund Market	12.95	4.54	(2.12)	12.95	24.83	(19.29)
Index	13.40	4.54	(2.01)	13.40	24.84	(18.39)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,009.20	$ 1.98		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Global Silver and Metals Miners ETF

Portfolio Management Commentary

Global silver mining stocks advanced for the reporting period as the price of silver increased amid record-high demand for physical silver. Demand for silver jewelry and silverware increased, particularly in India, due to pent-up demand following the coronavirus pandemic. In addition, investors bought silver bars and coins in record-high amounts. Due to its electrical and thermal conductive properties, silver is an important industrial metal, and industrial demand increased during the reporting period. Industrial applications for silver include electronics, solar cells, and electric vehicle batteries. Expectations of rapid growth of solar panel installations and electronics in automobile manufacturing raised concerns that supplies may not meet increased demand in the short term, possibly leading to the largest supply deficit in decades. As U.S. interest rates increased, analysts expected a decline in silver demand, and prices fell in early 2023. In March 2023, turmoil in the global banking sector boosted demand for government bonds, sending yields sharply lower. As that happened, silver prices rebounded strongly and remained relatively steady for the remainder of the reporting period. As silver does not pay interest, its appeal generally increases relative to other investments as bond yields fall, offering a more attractive investment option.

From a country perspective, the Canadian materials sector contributed the most to the Index’s return. As silver prices increased, silver production from Canadian mines increased 32% in 2022 from the prior year. Canada’s government, which introduced a U.S. $3 billion plan in early 2022 to boost domestic production of key strategic minerals, also released a production-friendly strategy document calling for speedier approvals of critical mineral projects. Sales and cash flow from operating activities increased for metals and mining companies in 2022, and their stocks benefited in late 2022 from analysts’ predictions that silver prices will rise higher than gold prices in 2023.

Mexico’s materials sector also contributed to the Index’s performance. Despite inflationary pressure that drove up costs for key inputs, stock in a leading metals and mining company followed global silver prices higher during the reporting period as the company’s production increased.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Canada	66.1%

United States	15.8

Mexico	11.9

Japan	4.1

Other (each representing less than 1%)	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Pan American Silver Corp.	22.8%

Industrias Penoles SAB de CV	11.9

Hecla Mining Co.	10.9

MAG Silver Corp.	4.4

Agnico Eagle Mines Ltd.	4.4

First Majestic Silver Corp.	4.4

Newmont Corp.	4.4

Wheaton Precious Metals Corp.	4.4

ARE Holdings Inc.	4.1

Fortuna Silver Mines Inc.	4.0

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments August 31, 2023	iShares® MSCI Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.8%
Australian Agricultural Co. Ltd.(a)	61,622	$57,833
Costa Group Holdings Ltd.	165,483	304,493
Elders Ltd.	64,555	268,314
Inghams Group Ltd.	156,403	351,512
Nufarm Ltd./Australia	149,892	501,185
Select Harvests Ltd.	51,415	139,499

		1,622,836

Brazil — 0.5%
BrasilAgro - Co. Brasileira de Propriedades Agricolas	20,937	100,583
Jalles Machado SA	41,234	70,027
Sao Martinho SA	66,167	482,752
SLC Agricola SA	43,948	356,941
Tres Tentos Agroindustrial SA	52,956	142,227

		1,152,530

Canada — 6.4%
Ag Growth International Inc.	7,765	339,230
Nutrien Ltd.	207,482	13,142,676
Rogers Sugar Inc.	39,623	168,615

		13,650,521

China — 2.1%
Asia - Potash International Investment Guangzhou Co. Ltd.(a)	22,300	85,709
Beijing Dabeinong Technology Group Co. Ltd., Class A	108,400	96,638
China BlueChemical Ltd., Class H	640,000	159,041
China Modern Dairy Holdings Ltd.(b)	1,359,000	128,095
China XLX Fertiliser Ltd.	256,000	126,083
China Youran Dairy Group Ltd.(c)	319,000	59,365
COFCO Joycome Foods Ltd.(a)(b)	1,134,000	262,760
First Tractor Co. Ltd., Class H	160,000	81,544
Fujian Sunner Development Co. Ltd., Class A	31,900	85,337
Heilongjiang Agriculture Co. Ltd., Class A	42,500	78,318
Henan Shuanghui Investment & Development Co. Ltd., Class A	87,500	322,936
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	159,200	569,226
Jiangsu Yangnong Chemical Co. Ltd., Class A	10,660	93,579
Muyuan Foods Co. Ltd., Class A	136,366	759,853
New Hope Liuhe Co. Ltd., Class A(a)	113,300	181,595
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	135,300	332,550
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	53,080	241,284
Sinofert Holdings Ltd.	916,000	112,067
Wens Foodstuffs Group Co. Ltd., Class A	163,420	373,910
Yuan Longping High-Tech Agriculture Co. Ltd., Class A(a)	32,000	66,166
Yunnan Yuntianhua Co. Ltd.	44,500	105,450
Zangge Mining Co. Ltd.	39,600	122,243

		4,443,749

Egypt — 0.1%
Abou Kir Fertilizers & Chemical Industries	139,313	179,420
Misr Fertilizers Production Co. SAE	20,300	118,173

		297,593

Germany — 0.9%
K+S AG, Registered	79,975	1,501,916
Suedzucker AG	25,557	412,279

		1,914,195

Hong Kong — 0.9%
WH Group Ltd.(c)	3,484,500	1,794,500

Security	Shares	Value

India — 4.3%
Balrampur Chini Mills Ltd.	50,837	$239,339
Bayer CropScience Ltd.	5,593	325,091
Chambal Fertilisers and Chemicals Ltd.	69,015	229,259
Coromandel International Ltd.	48,771	642,366
Deepak Fertilisers & Petrochemicals Corp. Ltd.	29,612	216,878
EID Parry India Ltd.	33,397	192,654
Escorts Kubota Ltd.	13,783	525,623
Gujarat Ambuja Exports Ltd.	27,512	87,259
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	36,202	266,322
Gujarat State Fertilizers & Chemicals Ltd.	99,900	211,412
Kaveri Seed Co. Ltd.	8,178	53,975
Paradeep Phosphates Ltd., NVS(a)(c)	133,230	113,176
PI Industries Ltd.	34,857	1,527,110
Rallis India Ltd.	34,055	96,792
Rashtriya Chemicals & Fertilizers Ltd.	55,128	80,883
Sharda Cropchem Ltd.	10,820	58,932
Shree Renuka Sugars Ltd.(a)	270,868	152,296
Sumitomo Chemical India Ltd.	41,685	221,683
Tata Coffee Ltd.	30,217	89,669
Tata Consumer Products Ltd.	232,907	2,345,622
Triveni Engineering & Industries Ltd.	31,577	119,733
UPL Ltd.	188,181	1,342,844

		9,138,918

Indonesia — 0.7%
Astra Agro Lestari Tbk PT	192,700	96,095
Charoen Pokphand Indonesia Tbk PT(a)	3,084,700	1,047,876
Inti Agri Resources Tbk PT(a)(d)	2,230,700	—
Japfa Comfeed Indonesia Tbk PT	2,215,000	187,500
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,229,500	82,321
Sawit Sumbermas Sarana Tbk PT	1,452,000	117,266

		1,531,058

Ireland — 0.1%
Origin Enterprises PLC	46,547	165,552

Israel — 1.1%
ICL Group Ltd.	323,246	1,931,655
Israel Corp. Ltd.	1,618	448,963

		2,380,618

Japan — 4.4%
Hokuto Corp.	8,200	103,025
Kubota Corp.	423,000	6,807,551
Kumiai Chemical Industry Co. Ltd.	30,200	233,004
Maruha Nichiro Corp.	15,700	273,985
Mitsui DM Sugar Holdings Co. Ltd.	6,300	129,220
NH Foods Ltd.	34,500	1,070,319
Prima Meat Packers Ltd.	9,300	161,625
Sakata Seed Corp.	12,000	346,616
YAMABIKO Corp.	13,100	132,399

		9,257,744

Malaysia — 1.7%
Farm Fresh Bhd	297,100	76,836
IOI Corp. Bhd	1,052,200	914,194
Kuala Lumpur Kepong Bhd	203,500	945,091
QL Resources Bhd	454,307	528,719
Sime Darby Plantation Bhd	869,100	824,742
Ta Ann Holdings Bhd	82,900	64,855
TSH Resources Bhd	297,900	66,129

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
United Plantations Bhd	60,900	$207,900

		3,628,466

Netherlands — 0.5%
OCI NV	44,095	1,115,218

Norway — 4.4%
Austevoll Seafood ASA	37,615	272,132
Bakkafrost P/F	21,036	1,059,902
Grieg Seafood ASA	20,882	147,702
Leroy Seafood Group ASA	111,181	458,953
Mowi ASA	183,660	3,329,267
Salmar ASA	30,322	1,480,298
Yara International ASA	69,183	2,521,673

		9,269,927

Poland — 0.1%
Grupa Azoty SA(a)	21,144	128,809

Qatar — 0.1%
Baladna(a)	324,621	125,715

Russia — 0.0%
PhosAgro PJSC(a)(d)	7,038	1
PhosAgro PJSC, GDR(a)(d)(e)	2	—
PhosAgro PJSC, New(a)(d)	136	1
Ros Agro PLC, GDR(a)(d)(e)	5,334	1

		3

Saudi Arabia — 2.7%
Al Jouf Agricultural Development Co.	5,888	75,971
Almarai Co. JSC	104,198	1,759,761
National Agriculture Development Co. (The)(a)	20,655	268,803
SABIC Agri-Nutrients Co.	97,464	3,571,558
Saudi Fisheries Co.(a)	7,845	54,079
Tanmiah Food Co.	2,417	64,571

		5,794,743

Singapore — 1.4%
Bumitama Agri Ltd.	6,200	2,521
First Resources Ltd.	231,000	264,601
Golden Agri-Resources Ltd.	2,664,300	492,402
Wilmar International Ltd.	802,700	2,243,779

		3,003,303

South Africa — 0.1%
Astral Foods Ltd.	16,390	148,408
Oceana Group Ltd.	37,901	139,141

		287,549

South Korea — 0.2%
Harim Holdings Co. Ltd.	17,914	98,038
Hyundai Feed Inc.(a)	27,390	107,788
KG Chemical Corp.	16,150	99,601
Namhae Chemical Corp.	8,944	51,991

		357,418

Sweden — 0.6%
Husqvarna AB, Class B	146,110	1,257,943

Taiwan — 0.5%
Charoen Pokphand Enterprise	79,800	242,937
Sinon Corp.	145,000	165,877
Taiwan Fertilizer Co. Ltd.	267,000	499,426
Taiwan TEA Corp.(a)	187,000	135,234

		1,043,474

Security	Shares	Value

Thailand — 0.7%
Betagro PCL, NVS(b)	288,600	$206,040
Charoen Pokphand Foods PCL, NVDR(b)	1,621,200	958,242
GFPT PCL, NVDR	173,700	54,063
Khon Kaen Sugar Industry PCL, NVDR	992,654	90,156
Thaifoods Group PCL, NVDR	509,600	57,340

		1,365,841

Turkey — 0.4%
Hektas Ticaret TAS(a)	472,131	452,654
Turk Traktor ve Ziraat Makineleri AS(b)	10,403	354,368

		807,022

United Kingdom — 3.2%
CNH Industrial NV	427,577	5,895,361
Cranswick PLC	22,472	958,520

		6,853,881

United States — 60.8%
AGCO Corp.	26,589	3,444,073
American Vanguard Corp.	11,643	160,906
Archer-Daniels-Midland Co.	227,571	18,046,380
Bunge Ltd.	62,934	7,194,615
Cal-Maine Foods Inc.	17,583	840,292
CF Industries Holdings Inc.	81,446	6,277,043
Corteva Inc.	297,032	15,003,086
Darling Ingredients Inc.(a)(b)	66,672	4,117,663
Deere & Co.	116,382	47,826,019
FMC Corp.	52,246	4,505,173
Fresh Del Monte Produce Inc.	15,922	406,807
Ingredion Inc.	27,584	2,838,669
Intrepid Potash Inc.(a)(b)	4,673	125,377
Lamb Weston Holdings Inc.	60,881	5,930,418
Lindsay Corp.	4,565	566,516
Mosaic Co. (The)	138,769	5,391,176
Pilgrim’s Pride Corp.(a)	19,613	493,463
Scotts Miracle-Gro Co. (The)	17,572	995,630
Titan International Inc.(a)	22,520	283,527
Toro Co. (The)	43,418	4,442,530
Vital Farms Inc.(a)	11,664	137,402

		129,026,765

Total Common Stocks — 99.7% (Cost: $246,289,421)		211,415,891

Rights

Brazil — 0.0%
Jalles Machado SA, (Expires 09/26/23, Strike Price BRL 6.47)(a)	1,306	686

Total Rights — 0.0% (Cost: $—)		686

Total Long-Term Investments — 99.7% (Cost: $246,289,421)		211,416,577

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	2,801,274	$2,802,115

Total Short-Term Securities — 1.3% (Cost: $2,801,878)		2,802,115

Total Investments — 101.0% (Cost: $249,091,299)		214,218,692

Liabilities in Excess of Other Assets — (1.0)%		(2,061,137)

Net Assets — 100.0%		$212,157,555

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$807,964	$1,994,218	(a)	$—		$21	$(88)	$2,802,115	2,801,274	$32,671	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	—		0	(a)	—	—	—	—	8,344		—

						$21	$(88)	$2,802,115		$41,015		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	8	09/15/23	$373	$(1,733)
S&P 500 E-Mini Index	1	09/15/23	226	6,649

				$4,916

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Agriculture Producers ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$6,649	$—	$—	$—	$6,649

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$1,733	$—	$—	$—	$1,733

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$217,765	$—	$—	$—	$217,765

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,727)	$—	$—	$—	$(2,727)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$940,376

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$146,117,303	$65,298,585	$3	$211,415,891
Rights	686	—	—	686
Short-Term Securities
Money Market Funds	2,802,115	—	—	2,802,115

	$148,920,104	$65,298,585	$3	$214,218,692

Derivative Financial Instruments(a)
Assets
Equity Contracts	$6,649	$—	$—	$6,649
Liabilities
Equity Contracts	—	(1,733)	—	(1,733)

	$6,649	$(1,733)	$—	4,916

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments August 31, 2023	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.7%
Beach Energy Ltd.	65,612	$65,716
Boss Energy Ltd. (a)	13,912	31,135
Karoon Energy Ltd.(a)	23,218	35,879
New Hope Corp. Ltd.	24,234	87,904
Paladin Energy Ltd.(a)(b)	116,560	63,327
Santos Ltd.	138,999	687,772
Strike Energy Ltd.(a)(b)	81,186	20,175
Whitehaven Coal Ltd.	37,579	147,134
Woodside Energy Group Ltd.	80,974	1,933,030
Yancoal Australia Ltd., NVS(b)	14,078	48,092

		3,120,164

Austria — 0.2%
OMV AG	6,210	287,572

Brazil — 1.3%
3R Petroleum Oleo E Gas SA(a)	10,138	67,395
Enauta Participacoes SA	5,076	16,083
Petroleo Brasileiro SA	158,695	1,106,880
Petroreconcavo SA	6,401	29,936
PRIO SA(a)	34,053	319,209

		1,539,503

Canada — 9.2%
Advantage Energy Ltd.(a)	7,546	53,780
Africa Oil Corp.	15,985	38,448
ARC Resources Ltd.	25,774	393,134
Athabasca Oil Corp.(a)	24,252	67,307
Baytex Energy Corp.(a)	6,336	25,788
Baytex Energy Corp.(a)	22,560	91,829
Birchcliff Energy Ltd.	11,304	69,855
Cameco Corp.	18,467	683,356
Canadian Natural Resources Ltd.	47,222	3,055,171
Cardinal Energy Ltd.(b)	5,640	30,137
Cenovus Energy Inc.	61,064	1,217,484
Crescent Point Energy Corp.	22,907	188,518
Crew Energy Inc.(a)	5,640	26,505
Denison Mines Corp.(a)(b)	36,201	50,904
Energy Fuels Inc./Canada(a)(b)	6,486	46,226
Enerplus Corp.	8,995	153,844
Freehold Royalties Ltd.	5,561	59,182
Frontera Energy Corp.(a)	2,444	18,775
Headwater Exploration Inc.	9,450	50,145
Imperial Oil Ltd.	8,719	495,122
International Petroleum Corp.(a)	3,973	37,254
Kelt Exploration Ltd.(a)	6,580	34,186
MEG Energy Corp.(a)	12,269	219,465
NexGen Energy Ltd.(a)	18,702	98,410
NuVista Energy Ltd.(a)	7,866	72,187
Obsidian Energy Ltd.(a)	3,550	25,117
Paramount Resources Ltd., Class A	3,497	81,007
Parex Resources Inc.	4,512	85,385
Peyto Exploration & Development Corp.	7,474	69,419
Pipestone Energy Corp.	4,888	8,248
PrairieSky Royalty Ltd.	9,265	177,250
Spartan Delta Corp.	5,452	17,027
Suncor Energy Inc.	56,256	1,905,593
Surge Energy Inc.	4,360	26,782
Tamarack Valley Energy Ltd.	24,054	64,977
Topaz Energy Corp.	4,035	64,861

Security	Shares	Value

Canada (continued)
Tourmaline Oil Corp.	13,741	$704,643
Vermilion Energy Inc.	6,674	97,206
Whitecap Resources Inc.	25,344	207,261

		10,811,788

China — 1.4%
CGN Mining Co. Ltd.(a)(b)	90,000	10,548
China Coal Energy Co. Ltd., Class H	85,000	57,985
China Shenhua Energy Co. Ltd., Class A	16,300	63,104
China Shenhua Energy Co. Ltd., Class H	144,000	419,114
Guanghui Energy Co. Ltd., Class A	18,800	17,000
Inner Mongolia Dian Tou Energy Corp. Ltd.	5,800	10,547
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	43,000	57,286
Jizhong Energy Resources Co. Ltd.	9,700	8,123
Kinetic Development Group Ltd.	110,000	6,873
PetroChina Co. Ltd., Class A	53,600	57,132
PetroChina Co. Ltd., Class H	898,000	647,787
Productive Technologies Co. Ltd.(a)	126,000	7,792
Shaanxi Coal Industry Co. Ltd., Class A	23,500	53,728
Shan Xi Hua Yang Group New Energy Co. Ltd.	10,950	11,373
Shanxi Coking Coal Energy Group Co. Ltd., Class A	14,410	16,482
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	9,600	21,474
Yankuang Energy Group Co. Ltd., Class A	10,350	24,456
Yankuang Energy Group Co. Ltd., Class H(b)	96,000	150,709

		1,641,513

Finland — 0.6%
Neste OYJ	18,042	660,032

France — 5.1%
Etablissements Maurel et Prom SA	2,444	11,690
TotalEnergies SE	95,886	6,014,822

		6,026,512

Greece — 0.1%
Hellenic Energy Holdings SA	2,467	22,123
Motor Oil Hellas Corinth Refineries SA	2,766	70,484

		92,607

Hong Kong — 0.0%
United Energy Group Ltd.	352,000	46,724

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	19,045	144,019

India — 3.9%
Bharat Petroleum Corp. Ltd.	32,455	133,411
Chennai Petroleum Corp. Ltd.	1,905	9,657
Coal India Ltd.	65,402	181,594
Gujarat Mineral Development Corp. Ltd.	3,666	11,005
Hindustan Petroleum Corp. Ltd.	23,594	70,667
Indian Oil Corp. Ltd.	122,057	131,280
Oil & Natural Gas Corp. Ltd.	132,850	279,433
Oil India Ltd.	11,280	37,194
Reliance Industries Ltd.	101,327	2,943,654
Reliance Industries Ltd., GDR(c)	14,166	822,565

		4,620,460

Indonesia — 0.3%
Adaro Energy Indonesia Tbk PT	611,000	107,039
Bukit Asam Tbk PT	172,000	32,280
Bumi Resources Tbk PT(a)	3,869,000	35,057
Energi Mega Persada Tbk PT, NVS(a)	387,600	6,210
Harum Energy Tbk PT	154,800	15,845

20	2 0 2 3 I S H A R ES A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Indika Energy Tbk PT	65,800	$8,635
Indo Tambangraya Megah Tbk PT	18,800	35,686
Medco Energi Internasional Tbk PT	282,012	19,817
Sugih Energy Tbk PT(a)(d)	206,700	—
United Tractors Tbk PT	62,000	105,792

		366,361

Israel — 0.1%
Delek Group Ltd.	376	53,942
Equital Ltd.(a)	924	28,809
Naphtha Israel Petroleum Corp. Ltd.	1,317	6,248
Oil Refineries Ltd.	108,403	35,304
Paz Oil Co. Ltd.(a)	435	35,966

		160,269

Italy — 1.4%
Eni SpA	100,779	1,558,245
Saras SpA(b)	23,218	33,060

		1,591,305

Japan — 1.2%
Cosmo Energy Holdings Co. Ltd.	2,636	94,937
ENEOS Holdings Inc.	122,400	459,628
Idemitsu Kosan Co. Ltd.	8,668	184,510
Inpex Corp.	41,200	576,958
Japan Petroleum Exploration Co. Ltd.	1,400	46,042

		1,362,075

Malaysia — 0.0%
Hibiscus Petroleum Bhd(b)	56,400	11,608

Norway — 1.4%
Aker BP ASA	13,477	366,546
BLUENORD ASA(a)	997	45,208
BW Energy Ltd.(a)	3,666	8,852
DNO ASA	20,899	19,477
Equinor ASA	38,421	1,179,955

		1,620,038

Philippines — 0.0%
Semirara Mining & Power Corp., Class A	37,000	20,908

Poland — 0.3%
Polski Koncern Naftowy ORLEN SA	24,755	377,931

Portugal — 0.2%
Galp Energia SGPS SA	20,808	287,196

Russia — 0.0%
LUKOIL PJSC(a)(d)	17,021	2
Rosneft Oil Co. PJSC(a)(d)	47,821	5
Surgutneftegas PJSC(a)(d)	285,010	30
Tatneft PJSC(a)(d)	57,983	6

		43

Saudi Arabia — 0.9%
Rabigh Refining & Petrochemical Co.(a)	17,037	46,872
Saudi Arabian Oil Co.(c)	113,523	1,057,098

		1,103,970

South Africa — 0.1%
Exxaro Resources Ltd.	10,355	92,025
Thungela Resources Ltd.	5,294	42,049

		134,074

South Korea — 0.4%
HD Hyundai Co. Ltd.	1,880	83,981
SK Innovation Co. Ltd.(a)	2,370	317,891

Security	Shares	Value

South Korea (continued)
S-Oil Corp.	1,883	$104,006

		505,878

Spain — 0.7%
Repsol SA	53,151	821,507

Thailand — 0.5%
Bangchak Corp. PCL, NVDR	42,500	46,996
Banpu PCL, NVDR	314,400	77,159
Esso Thailand PCL, NVDR	54,300	15,199
IRPC PCL, NVDR(b)	460,600	30,773
PTT Exploration & Production PCL, NVDR	58,731	265,889
Star Petroleum Refining PCL, NVDR	85,200	22,266
Thai Oil PCL, NVDR	50,100	73,685

		531,967

Turkey — 0.2%
Turkiye Petrol Rafinerileri AS	40,851	215,596

United Arab Emirates — 0.1%
Dana Gas PJSC	238,659	60,030

United Kingdom — 11.6%
BP PLC	739,982	4,572,559
Diversified Energy Co. PLC	41,051	47,609
Energean PLC	5,671	81,754
EnQuest PLC(a)	58,844	12,669
Genel Energy PLC	6,768	7,133
Gulf Keystone Petroleum Ltd.	7,990	9,474
Harbour Energy PLC	26,265	83,094
Serica Energy PLC	10,470	33,127
Shell PLC	285,913	8,741,864
Tullow Oil PLC(a)(b)	55,062	24,424

		13,613,707
United States — 53.9%
Antero Resources Corp.(a)	12,160	336,467
APA Corp.	13,061	572,594
Berry Corp.	3,466	29,704
California Resources Corp.	2,261	126,254
Callon Petroleum Co.(a)	2,344	91,957
Centrus Energy Corp., Class A(a)	422	20,028
Chesapeake Energy Corp.	4,869	429,495
Chevron Corp.	77,373	12,464,790
Chord Energy Corp.	1,759	284,079
Civitas Resources Inc.	2,168	178,253
CNX Resources Corp.(a)(b)	6,984	156,092
Comstock Resources Inc.	2,420	29,669
ConocoPhillips	51,604	6,142,424
CONSOL Energy Inc.	1,456	125,274
Coterra Energy Inc.	32,458	914,991
Crescent Energy Co., Class A	2,591	35,315
CVR Energy Inc.	1,222	39,959
Delek U.S. Holdings Inc.	2,980	76,735
Denbury Inc.(a)	2,138	195,798
Devon Energy Corp.	27,097	1,384,386
Diamondback Energy Inc.	7,282	1,105,262
Earthstone Energy Inc., Class A(a)	2,300	46,874
Enviva Inc.	1,359	12,503
EOG Resources Inc.	24,942	3,208,040
EQT Corp.	15,423	666,582
Exxon Mobil Corp.	172,277	19,155,480
Granite Ridge Resources Inc.	1,156	8,554

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Gulfport Energy Corp.(a)(b)	464	$54,752
Hess Corp.	11,785	1,820,783
HF Sinclair Corp.	6,501	358,140
Kimbell Royalty Partners LP	2,742	42,090
Kosmos Energy Ltd.(a)(b)	19,103	139,070
Laredo Petroleum Inc.(a)	731	44,072
Magnolia Oil & Gas Corp., Class A	7,711	175,811
Marathon Oil Corp.	26,260	691,951
Marathon Petroleum Corp.	18,094	2,583,280
Matador Resources Co.	4,788	304,038
Murphy Oil Corp.	6,275	284,885
Northern Oil and Gas Inc.	3,372	141,051
Occidental Petroleum Corp.	28,522	1,790,896
Ovintiv Inc.	10,605	498,011
Par Pacific Holdings Inc.(a)	2,437	83,711
PBF Energy Inc., Class A	4,902	229,855
Peabody Energy Corp.	5,504	118,776
Permian Res Corp., Class A, NVS	10,614	150,507
Pioneer Natural Resources Co.	9,968	2,371,686
Range Resources Corp.	10,290	333,190
Riley Exploration Permian Inc.	256	8,574
SandRidge Energy Inc.	1,313	20,995
SilverBow Resources Inc.(a)	693	29,647
Sitio Royalties Corp.	3,175	80,645
SM Energy Co.	5,011	212,015
Southwestern Energy Co.(a)	46,538	315,528
Talos Energy Inc.(a)	5,354	92,196
Tellurian Inc.(a)(b)	22,944	25,697
Texas Pacific Land Corp.	260	490,035
Uranium Energy Corp.(a)(b)	16,248	70,191
VAALCO Energy Inc.	4,230	17,512
Valero Energy Corp.	15,291	1,986,301
Viper Energy Partners LP	2,764	76,895
Vitesse Energy Inc.	892	20,730
W&T Offshore Inc.(a)	4,042	16,491

		63,517,566

Total Common Stocks — 97.9% (Cost: $85,545,206)		115,292,923

Preferred Stocks

Brazil — 1.1%
Petroleo Brasileiro SA, Preference Shares, NVS	203,068	1,309,759

Security	Shares	Value

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(a)(d)	275,500	$29

Total Preferred Stocks — 1.1% (Cost: $929,193)		1,309,788

Rights

South Korea — 0.0%
SK Innovation Co. Ltd., (Expires 09/19/23, Strike Price KRW 139,600.00)(a)	172	4,926

Total Rights — 0.0%
(Cost: $—)		4,926

Total Long-Term Investments — 99.0% (Cost: $86,474,399)		116,607,637

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(e)(f)(g)	838,965	839,216
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(e)(f)	30,000	30,000

Total Short-Term Securities — 0.7% (Cost: $869,058)		869,216

Total Investments — 99.7% (Cost: $87,343,457)		117,476,853

Other Assets Less Liabilities — 0.3%		364,340

Net Assets — 100.0%		$117,841,193

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

22	2 0 2 3 I S H A R ES A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Energy Producers ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$504,806	$333,961	(a)	$—		$551	$(102)	$839,216	838,965	$5,715	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	160,000	—		(130,000	)(a)	—	—	30,000	30,000	8,604		—

						$551	$(102)	$869,216		$14,319		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	10	09/15/23	$931	$9,581
FTSE 100 Index	2	09/15/23	189	1,257

				$10,838

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$10,838	$—	$—	$—	$10,838

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(22,343)	$—	$—	$—	$(22,343)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$14,804	$—	$—	$—	$14,804

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$987,848

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Energy Producers ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$76,313,345	$38,979,535	$43	$115,292,923
Preferred Stocks	1,309,759	—	29	1,309,788
Rights	4,926	—	—	4,926
Short-Term Securities
Money Market Funds	869,216	—	—	869,216

	$78,497,246	$38,979,535	$72	$117,476,853

Derivative Financial Instruments(a)
Assets
Equity Contracts	$9,581	$1,257	$—	$10,838

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Global Gold Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.3%
De Grey Mining Ltd.(a)	4,609,472	$4,240,244
Genesis Minerals Ltd.(a)	1,661,198	1,722,197
Gold Road Resources Ltd.	2,383,288	2,717,123
Newcrest Mining Ltd.	1,030,843	17,180,695
West African Resources Ltd.(a)	4,438,677	2,441,327

		28,301,586

Canada — 54.1%
Agnico Eagle Mines Ltd.	994,610	48,295,117
Alamos Gold Inc., Class A	981,868	12,629,415
B2Gold Corp.	3,052,292	9,397,228
Barrick Gold Corp.	3,549,449	57,528,814
Calibre Mining Corp.(a)	2,739,529	3,203,417
Centerra Gold Inc.	748,620	4,493,271
Eldorado Gold Corp.(a)	601,064	5,742,848
Equinox Gold Corp.(a)	1,050,577	5,294,871
IAMGOLD Corp.(a)	1,785,054	4,425,644
Karora Resources Inc.(a)	411,244	1,430,467
Kinross Gold Corp.	3,027,278	15,369,395
Lundin Gold Inc.	370,759	4,445,157
New Gold Inc.(a)	3,069,603	3,248,618
SSR Mining Inc.	535,781	7,946,308
Torex Gold Resources Inc.(a)	359,162	4,149,289
Wesdome Gold Mines Ltd.(a)	637,228	3,985,033
Wheaton Precious Metals Corp.	395,963	17,272,098

		208,856,990

China — 4.4%
Zijin Mining Group Co. Ltd., Class A	1,186,635	2,002,190
Zijin Mining Group Co. Ltd., Class H	9,600,000	15,037,006

		17,039,196

Indonesia — 1.0%
Aneka Tambang Tbk	29,949,600	3,907,303

Peru — 1.5%
Cia. de Minas Buenaventura SAA, ADR	675,269	5,766,797

Russia — 0.0%
Polymetal International PLC(a)(b)	822,891	86
Polyus PJSC(a)(b)	62,547	6

		92

Saudi Arabia — 3.8%
AngloGold Ashanti Ltd.	862,031	14,674,294

Security	Shares	Value

South Africa — 7.3%
DRDGOLD Ltd.	3,342,921	$3,361,911
Gold Fields Ltd.	1,422,035	18,193,052
Harmony Gold Mining Co. Ltd.	1,631,562	6,761,015

		28,315,978

Turkey — 1.3%
Koza Altin Isletmeleri AS	4,626,567	4,921,208

United Kingdom — 1.8%
Centamin PLC	3,662,486	4,067,753
Hochschild Mining PLC	2,516,677	2,915,212

		6,982,965

United States — 17.1%
Coeur Mining Inc.(a)(c)	1,059,927	2,554,424
Newmont Corp.	1,607,228	63,356,928

		65,911,352

Total Long-Term Investments — 99.6% (Cost: $467,652,197)		384,677,761

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	3,720,882	3,721,998
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	110,000	110,000

Total Short-Term Securities — 1.0% (Cost: $3,831,034)		3,831,998

Total Investments — 100.6% (Cost: $471,483,231)		388,509,759

Liabilities in Excess of Other Assets — (0.6)%		(2,291,305)

Net Assets — 100.0%		$386,218,454

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Gold Miners ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,922,895	$1,796,825	(a)	$—	$2,542	$(264)	$3,721,998	3,720,882	$26,187	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	10,000	(a)	—	—	—	110,000	110,000	14,564		—

					$2,542	$(264)	$3,831,998		$40,751		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	8	09/14/23	$1,440	$14,084

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$14,084	$—	$—	$—	$14,084

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(187,393)	$—	$—	$—	$(187,393)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$54,257	$—	$—	$—	$54,257

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,645,808

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Gold Miners ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$282,257,336	$102,420,333	$92	$384,677,761
Short-Term Securities
Money Market Funds	3,831,998	—	—	3,831,998

	$286,089,334	$102,420,333	$92	$388,509,759

Derivative Financial Instruments(a)
Assets
Equity Contracts	$14,084	$—	$—	$14,084

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2023	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 25.2%
29Metals Ltd., NVS	167,925	$95,750
Allkem Ltd.(a)	840,500	7,589,721
Alumina Ltd.(a)	3,439,119	2,388,704
Arafura Rare Earths Ltd.(a)(b)	2,623,067	414,270
Argosy Minerals Ltd.(a)(b)	1,579,044	263,680
AVZ Minerals Ltd.(a)(b)(c)	3,302,250	1,168,272
BHP Group Ltd.	7,006,705	201,429,640
BlueScope Steel Ltd.	628,128	8,492,000
Chalice Mining Ltd.(a)	477,330	1,094,639
Champion Iron Ltd.	545,250	2,125,036
Core Lithium Ltd.(a)(b)	2,435,089	618,584
Coronado Global Resources Inc.(d)	1,031,613	1,047,882
Deterra Royalties Ltd.	578,692	1,657,823
Fortescue Metals Group Ltd.	2,341,667	32,238,638
Goulamina Holdings Pty Ltd.(a)(c)	1,494,156	1,103,678
Grange Resources Ltd.(b)	708,825	208,014
IGO Ltd.	944,373	8,427,850
Iluka Resources Ltd.	588,143	3,222,172
Imdex Ltd.	682,238	714,631
ionner Ltd.(a)(b)	2,042,200	315,665
Lake Resources NL(a)	219,087	31,051
Latin Resources Ltd., NVS	3,214,794	697,814
Liontown Resources Ltd.(a)	2,134,639	3,733,422
Lynas Rare Earths Ltd.(a)	1,294,787	5,972,077
Mineral Resources Ltd.	242,091	11,112,460
Mount Gibson Iron Ltd.(a)	824,418	239,279
Nickel Mines Ltd.	2,656,090	1,356,785
Perenti Global Ltd.(a)	850,928	582,933
Pilbara Minerals Ltd.	3,734,599	11,196,395
Rio Tinto Ltd.	513,262	37,173,722
Sandfire Resources Ltd.(a)	632,634	2,711,221
Sayona Mining Ltd.(a)(b)	11,821,878	836,907
Sims Ltd.	225,921	2,225,912
South32 Ltd.	6,247,643	13,622,966
Stanmore Resources Ltd.(a)	370,043	691,726
Syrah Resources Ltd.(a)	874,997	326,114
Vulcan Energy Resources Ltd.(a)(b)	172,892	379,966
Vulcan Steel Ltd.	107,662	551,101

		368,058,500

Austria — 0.3%
voestalpine AG(b)	161,394	4,715,814

Belgium — 0.2%
Bekaert SA	47,982	2,275,138

Brazil — 4.4%
Bradespar SA	47,795	205,192
Cia. Brasileira de Aluminio	289,346	250,078
Cia. Siderurgica Nacional SA	916,020	2,240,083
Vale SA	4,705,871	61,844,708

		64,540,061

Canada — 5.6%
Algoma Steel Group Inc.	121,513	929,871
Altius Minerals Corp.	54,613	890,816
Capstone Mining Corp.(a)	583,781	2,717,571
ERO Copper Corp.(a)(b)	117,047	2,421,154
Filo Corp., NVS(a)	126,660	1,993,826
First Quantum Minerals Ltd.	814,240	21,874,565
Global Atomic Corp.(a)(b)	245,238	281,320

Security	Shares	Value

Canada (continued)
Hudbay Minerals Inc.	452,297	$2,249,435
Ivanhoe Mines Ltd., Class A(a)(b)	843,430	7,502,982
Labrador Iron Ore Royalty Corp.	85,808	1,994,693
Lithium Americas Corp.(a)(b)	144,012	2,640,007
Lundin Mining Corp.	906,668	7,032,179
Major Drilling Group International Inc.(a)	103,234	664,695
Solaris Resources Inc.(a)	88,694	389,251
Stelco Holdings Inc.	51,181	1,465,886
Taseko Mines Ltd.(a)	407,899	585,645
Teck Resources Ltd., Class B	629,498	26,033,413
TMC the metals Co. Inc.(a)	154,124	192,655

		81,859,964

Chile — 0.0%
CAP SA	92,329	649,773

China — 2.1%
Aluminum Corp. of China Ltd., Class A	945,165	767,471
Aluminum Corp. of China Ltd., Class H	5,816,000	2,805,845
Anhui Honglu Steel Construction Group Co. Ltd., Class A	77,150	284,059
Baoshan Iron & Steel Co. Ltd., Class A	1,817,593	1,513,385
China Hongqiao Group Ltd.(b)	3,271,500	3,256,533
China Metal Recycling Holdings Ltd.(c)	132,000	—
China Minmetals Rare Earth Co. Ltd., Class A	72,700	285,380
China Nonferrous Mining Corp. Ltd.	1,454,000	786,584
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	290,870	882,025
China Oriental Group Co. Ltd.	2,634,000	402,482
China Zhongwang Holdings Ltd., NVS	1,552,000	2
CMOC Group Ltd., Class A	1,744,800	1,372,208
CMOC Group Ltd., Class H	4,791,000	2,858,143
GEM Co. Ltd., Class A	428,217	368,346
Guangdong HEC Technology Holding Co. Ltd., Class A	218,935	204,490
Henan Shenhuo Coal & Power Co. Ltd.	218,100	475,497
Hesteel Co. Ltd., Class A	862,200	267,689
Huaibei Mining Holdings Co. Ltd.	218,100	351,589
Hunan Valin Steel Co. Ltd., Class A	581,600	472,904
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	3,780,421	930,140
Jiangxi Copper Co. Ltd., Class A	147,525	381,835
Jiangxi Copper Co. Ltd., Class H	1,584,000	2,467,084
Jinchuan Group International Resources Co. Ltd.(b)	4,362,000	219,363
Jinduicheng Molybdenum Co. Ltd., Class A	276,500	412,186
MMG Ltd.(a)	3,942,000	1,308,071
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	727,000	374,687
Shandong Nanshan Aluminum Co. Ltd., Class A	1,006,030	431,011
Shanxi Meijin Energy Co. Ltd., Class A(a)	366,128	360,277
Shanxi Taigang Stainless Steel Co. Ltd., Class A	511,207	276,801
Shenghe Resources Holding Co. Ltd., Class A	145,400	220,825
Shougang Fushan Resources Group Ltd.	2,908,000	838,008
Sinomine Resource Group Co. Ltd., Class A	53,060	271,242
Tiangong International Co. Ltd.	1,454,000	491,238
Tianshan Aluminum Group Co. Ltd., Class A	422,500	365,990
Tongling Nonferrous Metals Group Co. Ltd., Class A	939,200	412,938
Western Mining Co. Ltd., Class A	218,100	381,888
Western Superconducting Technologies Co. Ltd., Class A	58,433	381,102
Xiamen Tungsten Co. Ltd., Class A	145,499	346,834
Yintai Gold Co. Ltd., Class A	204,440	402,225

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
YongXing Special Materials Technology Co. Ltd., Class A	27,430	$187,578
Yunnan Aluminium Co. Ltd., Class A	290,800	575,007
Yunnan Chihong Zinc&Germanium Co. Ltd.	290,800	209,779
Yunnan Tin Co. Ltd., Class A	145,400	278,743
Zhejiang Huayou Cobalt Co. Ltd., Class A	118,950	652,967

		30,532,451

Egypt — 0.0%
Ezz Steel Co. SAE(a)	261,720	323,609

Finland — 0.2%
Outokumpu OYJ	511,169	2,381,454

France — 1.5%
APERAM SA	71,246	2,015,851
ArcelorMittal SA	706,828	18,776,598
Eramet SA(b)	12,381	948,169

		21,740,618

Germany — 0.7%
Aurubis AG	43,642	3,608,695
Salzgitter AG(b)	34,169	1,005,340
thyssenkrupp AG	686,288	5,273,975

		9,888,010

India — 3.8%
APL Apollo Tubes Ltd.	232,640	4,706,733
Godawari Power and Ispat Ltd.	57,433	429,301
Gravita India Ltd.(a)	21,083	199,163
Hindalco Industries Ltd.	1,704,537	9,449,899
Hindustan Copper Ltd.	359,138	686,368
Jindal Saw Ltd.	146,378	618,692
Jindal Stainless Ltd.	519,918	2,852,413
Jindal Steel & Power Ltd.	494,184	4,081,006
JSW Steel Ltd.	836,777	7,871,982
Kirloskar Ferrous Industries Ltd.	69,269	395,651
Maharashtra Seamless Ltd.	49,793	323,214
Mishra Dhatu Nigam Ltd.(d)	49,330	244,635
National Aluminium Co. Ltd.	1,147,933	1,302,979
Nmdc Steel Limited, NVS(a)	1,041,172	708,241
PTC Industries Ltd., NVS	4,752	344,287
Rajratan Global Wire Ltd.	18,250	163,937
Ramkrishna Forgings Ltd.	83,712	720,723
Ratnamani Metals & Tubes Ltd.	39,366	1,255,789
Sarda Energy & Minerals Ltd., NVS	138,370	369,956
Shivalik Bimetal Controls Ltd., NVS	26,172	185,811
Tata Steel Ltd.	9,327,066	13,832,169
Tata Steel Ltd., GDR(e)	85,420	1,255,674
Usha Martin Ltd.	189,747	812,767
Vedanta Ltd.	1,036,756	2,902,530
Welspun Corp. Ltd.	117,774	465,265

		56,179,185

Indonesia — 0.4%
Bumi Resources Minerals Tbk PT(a)	85,931,400	1,100,238
Merdeka Copper Gold Tbk PT(a)	16,939,186	3,754,610
Timah Tbk PT	3,421,300	204,280
Vale Indonesia Tbk PT	3,416,900	1,322,409

		6,381,537

Japan — 5.2%
Daido Steel Co. Ltd.	36,900	1,525,320
Daiki Aluminium Industry Co. Ltd.	58,600	578,533
Dowa Holdings Co. Ltd.	72,700	2,335,394

Security	Shares	Value

Japan (continued)
JFE Holdings Inc.	691,400	$10,922,809
Kobe Steel Ltd.	508,900	6,383,696
Kyoei Steel Ltd.	18,400	244,916
Maruichi Steel Tube Ltd.	74,800	1,943,837
Mitsubishi Materials Corp.	173,800	2,917,425
Mitsui Mining & Smelting Co. Ltd.	75,500	1,928,623
Nippon Light Metal Holdings Co. Ltd.	77,340	823,466
Nippon Steel Corp.	1,188,705	28,110,879
Nittetsu Mining Co. Ltd.	16,600	581,523
OSAKA Titanium Technologies Co. Ltd.(b)	47,300	1,080,438
Sanyo Special Steel Co. Ltd.	25,900	494,526
Sumitomo Metal Mining Co. Ltd.	344,200	10,681,770
Toho Titanium Co. Ltd.(b)	40,100	543,038
Tokyo Steel Manufacturing Co. Ltd.	72,700	816,427
UACJ Corp.	45,238	971,953
Yamato Kogyo Co. Ltd.	52,300	2,521,007
Yodogawa Steel Works Ltd.	29,600	692,343

		76,097,923

Malaysia — 0.4%
PMB Technology Bhd(a)(b)	508,900	396,518
Press Metal Aluminium Holdings Bhd	5,161,700	5,395,607

		5,792,125

Mexico — 1.4%
Grupo Mexico SAB de CV, Series B	4,289,300	20,429,551

Netherlands — 0.1%
AMG Advanced Metallurgical Group NV	43,620	1,479,188

Norway — 0.7%
Norsk Hydro ASA	1,829,859	10,124,415

Peru — 0.6%
Southern Copper Corp.	117,069	9,442,785

Poland — 0.6%
Grupa Kety SA	13,086	2,036,312
Jastrzebska Spolka Weglowa SA, Class S(a)	72,700	636,793
KGHM Polska Miedz SA	194,836	5,372,676

		8,045,781

Qatar — 0.1%
Qatar Aluminum Manufacturing Co.	3,926,527	1,434,704

Russia — 0.0%
Alrosa PJSC(a)(c)	2,886,002	301
MMC Norilsk Nickel PJSC(a)(c)	71,400	8
Novolipetsk Steel PJSC(a)(c)	1,668,000	174
Severstal PAO(a)(c)	233,400	24
United Co. RUSAL International PJSC(a)(c)	3,450,000	360

		867

Saudi Arabia — 1.4%
Al Masane Al Kobra Mining Co.	42,731	611,715
East Pipes Integrated Co. for Industry, NVS	11,632	205,928
Saudi Arabian Mining Co.(a)	1,792,586	19,310,428

		20,128,071

Singapore — 0.0%
Straits Trading Co. Ltd.	259,162	377,598

South Africa — 1.5%
African Rainbow Minerals Ltd.	158,282	1,500,263
Anglo American Platinum Ltd.	91,602	3,194,555
Impala Platinum Holdings Ltd.	1,198,096	6,167,951

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Kumba Iron Ore Ltd.	88,614	$1,949,086
Northam Platinum Holdings Ltd.(a)	494,360	3,259,085
Sibanye Stillwater Ltd.	3,921,910	5,917,523

		21,988,463

South Korea — 3.8%
Dongkuk CM Co. Ltd.(a)	24,603	151,704
Dongkuk Steel Mill Co. Ltd./New(a)	48,049	360,617
Hyundai Steel Co.	121,409	3,319,851
KG Dongbu Steel Co. Ltd.(b)	57,477	360,803
Korea Zinc Co. Ltd.	10,905	4,341,861
Poongsan Corp.(b)	23,991	640,014
POSCO Holdings Inc.	99,603	43,550,760
Posco M-Tech Co. Ltd.(b)	27,802	656,871
Sam-A Aluminum Co. Ltd.	6,972	524,825
Seah Besteel Holdings Corp.	18,902	337,074
SeAH Steel Holdings Corp.	2,108	296,161
TCC Steel	23,023	960,913
Young Poong Corp.	727	299,397

		55,800,851

Spain — 0.2%
Acerinox SA	255,177	2,562,583

Sweden — 1.3%
Alleima AB, NVS	286,750	1,313,746
Boliden AB	376,715	10,017,040
Granges AB	146,171	1,392,899
SSAB AB, Class A	310,429	1,780,737
SSAB AB, Class B	914,566	5,061,775

		19,566,197

Taiwan — 1.6%
Century Iron & Steel Industrial Co. Ltd.	194,000	973,114
China Metal Products	208,011	235,204
China Steel Corp.	16,394,612	13,636,253
Chun Yuan Steel Industry Co. Ltd.	475,000	259,246
Chung Hung Steel Corp.	1,204,000	872,418
EVERGREEN Steel Corp.	199,000	426,479
Feng Hsin Steel Co. Ltd.	727,000	1,536,981
Gloria Material Technology Corp.	484,000	685,002
Hsin Kuang Steel Co. Ltd.	200,000	293,755
TA Chen Stainless Pipe	2,145,638	2,443,851
Tung Ho Steel Enterprise Corp.	727,700	1,367,696
YC INOX Co. Ltd.	370,263	316,502
Yieh Phui Enterprise Co. Ltd.	1,454,776	690,919

		23,737,420

Turkey — 0.4%
Borusan Mannesmann Boru Sanayi ve Ticaret AS(a)	39,823	1,132,679
Eregli Demir ve Celik Fabrikalari TAS(a)	1,916,754	3,080,448
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	1,068,314	998,152
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	279,572	684,436

		5,895,715

United Kingdom — 16.0%
Anglo American PLC	1,757,159	46,725,781
Antofagasta PLC	548,885	10,052,217
Atalaya Mining PLC	149,035	613,592
Central Asia Metals PLC	243,066	615,216
Ferrexpo PLC(a)	409,301	401,061
Glencore PLC	14,559,724	77,533,351
Hill & Smith PLC	111,231	2,519,530

Security	Shares	Value

United Kingdom (continued)
Rio Tinto PLC	1,556,507	$95,856,893
SolGold PLC(a)	2,090,291	397,475

		234,715,116

United States — 18.3%
Alcoa Corp.	247,180	7,435,174
Alpha Metallurgical Resources Inc.	18,187	3,689,051
Arch Resources Inc.	24,527	3,203,226
ATI Inc.(a)(b)	175,744	7,966,475
Carpenter Technology Corp.	66,804	4,183,934
Century Aluminum Co.(a)(b)	77,687	577,991
Cleveland-Cliffs Inc.(a)	713,980	10,916,756
Commercial Metals Co.	160,669	9,044,058
Compass Minerals International Inc.	48,709	1,468,576
Freeport-McMoRan Inc.	1,982,536	79,123,012
Haynes International Inc.	18,196	888,147
Ivanhoe Electric Inc. / U.S.(a)(b)	79,419	1,241,319
Kaiser Aluminum Corp.	21,810	1,655,815
Materion Corp.	28,353	3,084,523
MP Materials Corp.(a)	149,035	3,120,793
Nucor Corp.	347,506	59,805,783
Olympic Steel Inc.	13,813	739,272
Piedmont Lithium Inc.(a)(b)	24,784	1,109,332
Ramaco Resources Inc.(b)	37,077	290,684
Reliance Steel & Aluminum Co.	81,436	23,206,002
Ryerson Holding Corp.	42,913	1,336,311
Schnitzer Steel Industries Inc., Class A	35,623	1,182,684
Steel Dynamics Inc.	222,468	23,712,864
SunCoke Energy Inc.	109,777	1,020,926
TimkenSteel Corp.(a)(b)	54,525	1,194,643
U.S. Steel Corp.(b)	312,610	9,719,045
Warrior Met Coal Inc.	72,744	2,877,753
Worthington Industries Inc.	45,074	3,392,720

		267,186,869

Total Common Stocks — 98.0% (Cost: $1,541,661,144)		1,434,332,336

Preferred Stocks

Brazil — 0.9%
Bradespar SA, Preference Shares, NVS	361,473	1,642,379
Cia. Ferro Ligas da Bahia - FERBASA, Preference Shares, NVS	43,620	407,656
Gerdau SA, Preference Shares, NVS	1,603,623	8,371,009
Metalurgica Gerdau SA, Preference Shares, NVS	911,725	2,176,188
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	640,219	889,471

		13,486,703

Russia — 0.0%
Mechel PJSC, Preference Shares, NVS(c)	96,000	10

Total Preferred Stocks — 0.9% (Cost: $11,238,759)		13,486,713

Total Long-Term Investments — 98.9% (Cost: $1,552,899,903)		1,447,819,049

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	25,067,118	25,074,638

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(f)(g)	800,000	$800,000

Total Short-Term Securities — 1.8% (Cost: $25,868,651)		25,874,638

Total Investments — 100.7% (Cost: $1,578,768,554)		1,473,693,687

Liabilities in Excess of Other Assets — (0.7)%		(10,246,954)

Net Assets — 100.0%		$1,463,446,733

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,087,722	$4,981,485	(a)	$—		$7,231	$(1,800)	$25,074,638	25,067,118	$522,774	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,990,000	—		(1,190,000	)(a)	—	—	800,000	800,000	104,810		2

						$7,231	$(1,800)	$25,874,638		$627,584		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	61	09/15/23	$5,681	$35,146
MSCI Emerging Markets Index	182	09/15/23	8,912	(154,520)

				$(119,374)

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Metals & Mining Producers ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$35,146	$—	$—	$—	$35,146

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$154,520	$—	$—	$—	$154,520

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,818,999)	$—	$—	$—	$(1,818,999)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$223,194	$—	$—	$—	$223,194

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,117,711

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$458,095,421	$973,964,098	$2,272,817	$1,434,332,336
Preferred Stocks	13,486,703	—	10	13,486,713
Short-Term Securities
Money Market Funds	25,874,638	—	—	25,874,638

	$497,456,762	$973,964,098	$2,272,827	$1,473,693,687

Derivative Financial Instruments(a)
Assets
Equity Contracts	$35,146	$—	$—	$35,146
Liabilities
Equity Contracts	(154,520)	—	—	(154,520)

	$(119,374)	$—	$—	(119,374)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Global Silver and Metals Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.3%
Silver Lake Resources Ltd.(a)	869,347	$550,356

Canada — 65.8%
Agnico Eagle Mines Ltd.	151,203	7,341,940
Aya Gold & Silver Inc.(a)(b)	779,424	4,770,453
Dundee Precious Metals Inc.	164,823	1,063,689
Eldorado Gold Corp.(a)	131,874	1,259,986
Endeavour Silver Corp.(a)(b)	1,531,874	4,364,798
First Majestic Silver Corp.	1,195,413	7,334,202
Fortuna Silver Mines Inc.(a)	2,117,714	6,582,592
GoGold Resources Inc.(a)	2,430,375	2,662,045
i-80 Gold Corp.(a)(b)	270,460	538,438
Kinross Gold Corp.	574,221	2,915,302
Lundin Gold Inc.	92,126	1,104,530
MAG Silver Corp.(a)(b)	647,177	7,366,476
New Gold Inc.(a)	781,359	826,927
New Pacific Metals Corp.(a)(b)	875,927	2,236,492
Orla Mining Ltd.(a)	228,314	1,088,175
Osisko Mining Inc.(a)	254,490	531,129
Pan American Silver Corp.	2,295,331	37,949,744
Seabridge Gold Inc.(a)	75,877	890,623
Silvercorp Metals Inc.	1,432,585	3,732,016
SilverCrest Metals Inc.(a)	1,123,439	5,562,320
Skeena Resources Ltd.(a)	87,972	436,865
SSR Mining Inc.	116,434	1,726,863
Victoria Gold Corp.(a)	62,671	317,251
Wheaton Precious Metals Corp.	165,980	7,240,128

		109,842,984

Japan — 4.0%
ARE Holdings Inc.	520,700	6,756,375

Mexico — 11.9%
Industrias Penoles SAB de CV(a)	1,401,455	19,821,993

Peru — 0.7%
Cia. de Minas Buenaventura SAA, ADR	141,431	1,207,821

Russia — 0.0%
Polymetal International PLC(a)(c)	183,040	19

Security	Shares	Value

South Africa — 0.8%
Harmony Gold Mining Co. Ltd.	338,200	$1,401,464

United Kingdom — 0.3%
Hochschild Mining PLC	449,784	521,011

United States — 15.7%
Coeur Mining Inc.(a)(b)	331,389	798,647
Hecla Mining Co.(b)	4,132,786	18,142,931
Newmont Corp.	184,070	7,256,039

		26,197,617

Total Long-Term Investments — 99.5% (Cost: $216,673,572)		166,299,640

Short-Term Securities

Money Market Funds — 6.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(d)(e)(f)	10,563,278	10,566,447
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(d)(e)	60,000	60,000

Total Short-Term Securities — 6.4% (Cost: $10,626,667)		10,626,447

Total Investments — 105.9% (Cost: $227,300,239)		176,926,087

Liabilities in Excess of Other Assets — (5.9)%		(9,886,982)

Net Assets — 100.0%		$167,039,105

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$6,273,237	$4,299,672	(a)	$—	$(770)	$(5,692)	$10,566,447	10,563,278	$187,310	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	60,000	0	(a)	—	—	—	60,000	60,000	4,419		—

					$(770)	$(5,692)	$10,626,447		$191,729		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Silver and Metals Miners ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	4	09/14/23	$720	$6,318

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,318	$—	$—	$—	$6,318

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(14,056)	$—	$—	$—	$(14,056)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$21,954	$—	$—	$—	$21,954

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$624,157

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$157,070,415	$9,229,206	$19	$166,299,640
Short-Term Securities
Money Market Funds	10,626,447	—	—	10,626,447

	$167,696,862	$9,229,206	$19	$176,926,087

Derivative Financial Instruments(a)
Assets
Equity Contracts	$6,318	$—	$—	$6,318

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares MSCI Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$211,416,577	$116,607,637	$384,677,761	$1,447,819,049
Investments, at value — affiliated(c)	2,802,115	869,216	3,831,998	25,874,638
Cash	212,209	37,763	6,187	2,086,905
Cash pledged for futures contracts	23,000	66,000	48,000	450,000
Foreign currency collateral pledged for futures contracts(d)	27,109	5,067	—	—
Foreign currency, at value(e)	578,325	250,731	2,049,806	1,953,040
Receivables:
Investments sold	789,476	838,550	3,980,527	9,215,012
Securities lending income — affiliated	3,498	272	595	36,752
Dividends — unaffiliated	382,274	811,558	1,113,556	11,529,002
Dividends — affiliated	7	687	644	7,981
From custodian	87,891	—	—	—
Tax reclaims	9,650	36,402	—	90,057

Total assets	216,332,131	119,523,883	395,709,074	1,499,062,436

LIABILITIES
Bank borrowings	250,044	—	—	1,060,186
Collateral on securities loaned, at value	2,801,247	837,964	3,724,815	25,072,879
Payables:
Investments purchased	1,015,890	732,198	5,637,090	7,990,428
Deferred foreign capital gain tax	33,141	70,966	—	911,582
Investment advisory fees	71,574	38,440	126,480	498,908
Professional fees	—	2,996	—	—
Variation margin on futures contracts	2,680	126	2,235	81,720

Total liabilities	4,174,576	1,682,690	9,490,620	35,615,703

Commitments and contingent liabilities

NET ASSETS	$212,157,555	$117,841,193	$386,218,454	$1,463,446,733

NET ASSETS CONSIST OF
Paid-in capital	$260,594,104	$96,778,261	$563,059,414	$1,716,291,366
Accumulated earnings (loss)	(48,436,549)	21,062,932	(176,840,960)	(252,844,633)

NET ASSETS	$212,157,555	$117,841,193	$386,218,454	$1,463,446,733

NET ASSET VALUE
Shares outstanding	5,300,000	4,700,000	17,050,000	36,350,000

Net asset value	$40.03	$25.07	$22.65	$40.26

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$246,289,421	$86,474,399	$467,652,197	$1,552,899,903
(b) Securities loaned, at value	$2,612,434	$733,574	$2,528,878	$23,809,495
(c) Investments, at cost — affiliated	$2,801,878	$869,058	$3,831,034	$25,868,651
(d) Foreign currency collateral pledged, at cost	$27,411	$5,038	$—	$—
(e) Foreign currency, at cost	$593,616	$251,215	$2,054,483	$1,960,383

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Assets and Liabilities (continued)

August 31, 2023

iShares MSCI Global Silver and Metals Miners ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$166,299,640
Investments, at value — affiliated(c)	10,626,447
Cash	2,252
Foreign currency collateral pledged for futures contracts(d)	19,243
Foreign currency, at value(e)	136,047
Receivables:
Investments sold	4,924,684
Securities lending income — affiliated	23,087
Dividends — unaffiliated	334,005
Dividends — affiliated	210
Tax reclaims	9,800

Total assets	182,375,415

LIABILITIES
Collateral on securities loaned, at value	10,575,815
Payables:
Investments purchased	4,705,185
Investment advisory fees	54,346
Variation margin on futures contracts	964

Total liabilities	15,336,310

Commitments and contingent liabilities

NET ASSETS	$167,039,105

NET ASSETS CONSIST OF
Paid-in capital	$277,887,051
Accumulated loss	(110,847,946)

NET ASSETS	$167,039,105

NET ASSETVALUE
Shares outstanding	17,200,000

Net asset value	$9.71

Shares authorized	500 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$216,673,572
(b) Securities loaned, at value	$9,710,298
(c) Investments, at cost — affiliated	$10,626,667
(d) Foreign currency collateral pledged, at cost	$19,348
(e) Foreign currency, at cost	$137,167

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares MSCI Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

INVESTMENT INCOME
Dividends — unaffiliated	$7,230,525	$6,062,006	$10,795,215	$73,023,410
Dividends — affiliated	8,344	8,604	14,564	104,810
Securities lending income — affiliated — net	32,671	5,715	26,187	522,774
Other income — unaffiliated	—	1,589	—	—
Foreign taxes withheld	(608,064)	(310,893)	(967,787)	(2,923,333)
Foreign withholding tax claims	—	28,975	—	—
Other foreign taxes	(507)	(1,921)	—	(4,491)

Total investment income	6,662,969	5,794,075	9,868,179	70,723,170

EXPENSES
Investment advisory	1,048,899	464,301	1,613,066	5,640,988
Commitment costs	2,300	679	—	17,592
Interest expense	851	150	—	2,388
Professional	—	3,056	—	—

Total expenses	1,052,050	468,186	1,613,066	5,660,968

Net investment income	5,610,919	5,325,889	8,255,113	65,062,202

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(8,832,065)	(375,761)	(15,996,134)	(28,192,557)
Investments — affiliated	21	551	2,542	7,231
Capital gain distributions from underlying funds — affiliated	—	—	—	2
Foreign currency transactions	(77,371)	1,093	(81,588)	(1,335,186)
Futures contracts	217,765	(22,343)	(187,393)	(1,818,999)
In-kind redemptions — unaffiliated(b)	9,451,429	5,269,585	6,704,325	37,447,427

	759,779	4,873,125	(9,558,248)	6,107,918

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(22,254,374)	3,022,818	81,114,891	86,385,114
Investments — affiliated	(88)	(102)	(264)	(1,800)
Foreign currency translations	(7,811)	9,087	22,559	315,811
Futures contracts	(2,727)	14,804	54,257	223,194

	(22,265,000)	3,046,607	81,191,443	86,922,319

Net realized and unrealized gain (loss)	(21,505,221)	7,919,732	71,633,195	93,030,237

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,894,302)	$13,245,621	$79,888,308	$158,092,439

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(37,006)	$(35,103)	$—	$(398,139)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction/increase in deferred foreign capital gain tax of	$93,115	$14,035	$—	$(911,582)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations (continued)

Year Ended August 31, 2023

iShares MSCI Global Silver and Metals Miners ETF

INVESTMENT INCOME
Dividends — unaffiliated	$2,394,034
Dividends — affiliated	4,419
Securities lending income — affiliated — net	187,310
Foreign taxes withheld	(262,732)

Total investment income	2,323,031

EXPENSES
Investment advisory	709,142

Total expenses	709,142

Net investment income	1,613,889

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,699,015)
Investments — affiliated	(770)
Foreign currency transactions	59,218
Futures contracts	(14,056)
In-kind redemptions — unaffiliated(a)	2,040,499

(16,614,124)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	37,004,430
Investments — affiliated	(5,692)
Foreign currency translations	(26,467)
Futures contracts	21,954

36,994,225

Net realized and unrealized gain	20,380,101

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,993,990

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,610,919	$3,375,322	$5,325,889	$5,174,837
Net realized gain	759,779	8,876,407	4,873,125	7,971,952
Net change in unrealized appreciation (depreciation)	(22,265,000)	(23,930,348)	3,046,607	28,176,053

Net increase (decrease) in net assets resulting from operations	(15,894,302)	(11,678,619)	13,245,621	41,322,842

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(5,196,045)	(2,600,095)	(5,942,443)	(4,516,824)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(58,924,507)	220,839,002	(11,821,581)	5,467,754

NET ASSETS
Total increase (decrease) in net assets	(80,014,854)	206,560,288	(4,518,403)	42,273,772
Beginning of year	292,172,409	85,612,121	122,359,596	80,085,824

End of year	$212,157,555	$292,172,409	$117,841,193	$122,359,596

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,255,113	$10,684,333	$65,062,202	$79,802,759
Net realized gain (loss)	(9,558,248)	(4,070,305)	6,107,918	(8,861,218)
Net change in unrealized appreciation (depreciation)	81,191,443	(169,449,633)	86,922,319	(306,487,075)

Net increase (decrease) in net assets resulting from operations	79,888,308	(162,835,605)	158,092,439	(235,545,534)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,857,577)	(10,485,280)	(62,569,236)	(107,607,704)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(47,177,046)	(22,456,828)	144,932,238	460,084,733

NET ASSETS
Total increase (decrease) in net assets	23,853,685	(195,777,713)	240,455,441	116,931,495
Beginning of year	362,364,769	558,142,482	1,222,991,292	1,106,059,797

End of year	$386,218,454	$362,364,769	$1,463,446,733	$1,222,991,292

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Silver and Metals Miners ETF
	Year Ended 08/31/23	Year Ended 08/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,613,889	$2,187,893
Net realized loss	(16,614,124)	(13,005,365)
Net change in unrealized appreciation (depreciation)	36,994,225	(84,534,229)

Net increase (decrease) in net assets resulting from operations	21,993,990	(95,351,701)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(871,745)	(2,201,237)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(9,878,284)	(13,980,090)

NET ASSETS
Total increase (decrease) in net assets	11,243,961	(111,533,028)
Beginning of year	155,795,144	267,328,172

End of year	$167,039,105	$155,795,144

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Agriculture Producers ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$43.28	$39.82	$28.60	$26.88	$29.15

Net investment income(a)	0.87	0.86	0.60	0.49	0.53
Net realized and unrealized gain (loss)(b)	(3.31)	3.25	11.11	1.73	(2.25)

Net increase (decrease) from investment operations	(2.44)	4.11	11.71	2.22	(1.72)

Distributions from net investment income(c)	(0.81)	(0.65)	(0.49)	(0.50)	(0.55)

Net asset value, end of year	$40.03	$43.28	$39.82	$28.60	$26.88

Total Return(d)
Based on net asset value	(5.70)%	10.43%	41.16%	8.41%	(5.88)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	2.09%	2.00%	1.60%	1.84%	1.88%

Supplemental Data
Net assets, end of year (000)	$212,158	$292,172	$85,612	$27,175	$25,535

Portfolio turnover rate(f)	12%	10%	6%	9%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF

	Year Ended 08/31/23		Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$23.53		$15.86	$12.04	$17.97	$22.80

Net investment income(a)	1.07	(b)	1.01	0.58	0.68	0.70
Net realized and unrealized gain (loss)(c)	1.65		7.51	3.76	(5.61)	(4.90)

Net increase (decrease) from investment operations	2.72		8.52	4.34	(4.93)	(4.20)

Distributions from net investment income(d)	(1.18)		(0.85)	(0.52)	(1.00)	(0.63)

Net asset value, end of year	$25.07		$23.53	$15.86	$12.04	$17.97

Total Return(e)
Based on net asset value	11.94	%(b)	54.58%	36.41%	(28.92)%	(18.56)%

Ratios to Average Net Assets(f)
Total expenses	0.39%		0.39%	0.39%	0.39%	0.39%

Total expenses excluding professional fees for foreign withholding tax claims	0.39%		N/A	N/A	N/A	N/A

Net investment income	4.47	%(b)	4.85%	4.01%	4.62%	3.41%

Supplemental Data
Net assets, end of year (000)	$117,841		$122,360	$80,086	$49,985	$46,733

Portfolio turnover rate(g)	8%		12%	8%	12%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2023:
•	Net investment income per share by $0.01.
•	Total return by 0.03%.
•	Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$18.35	$26.96	$35.13	$24.01	$14.43

Net investment income(a)	0.45	0.56	0.49	0.17	0.18
Net realized and unrealized gain (loss)(b)	4.34	(8.61)	(8.20)	11.11	9.59

Net increase (decrease) from investment operations	4.79	(8.05)	(7.71)	11.28	9.77

Distributions from net investment income(c)	(0.49)	(0.56)	(0.46)	(0.16)	(0.19)

Net asset value, end of year	$22.65	$18.35	$26.96	$35.13	$24.01

Total Return(d)
Based on net asset value	26.12%	(30.42)%	(22.12)%	47.22%	68.13%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	2.00%	2.16%	1.63%	0.66%	1.04%

Supplemental Data
Net assets, end of year (000)	$386,218	$362,365	$558,142	$572,625	$325,284

Portfolio turnover rate(f)	16%	25%	12%	21%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$36.62	$45.61	$27.79	$25.60	$30.93

Net investment income(a)	1.83	2.67	2.13	1.04	1.49
Net realized and unrealized gain (loss)(b)	3.66	(8.08)	16.86	2.26	(5.13)

Net increase (decrease) from investment operations	5.49	(5.41)	18.99	3.30	(3.64)

Distributions from net investment income(c)	(1.85)	(3.58)	(1.17)	(1.11)	(1.69)

Net asset value, end of year	$40.26	$36.62	$45.61	$27.79	$25.60

Total Return(d)
Based on net asset value	14.96%	(12.69)%	68.77%	13.00%	(12.16)%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.39%	N/A	N/A	N/A

Net investment income	4.50%	6.23%	5.11%	4.03%	5.05%

Supplemental Data
Net assets, end of year (000)	$1,463,447	$1,222,991	$1,106,060	$297,394	$221,470

Portfolio turnover rate(f)	13%	19%	17%	11%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Silver and Metals Miners ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$8.61	$13.92	$17.29	$10.84	$8.43

Net investment income(a)	0.09	0.12	0.10	0.04	0.09
Net realized and unrealized gain (loss)(b)	1.06	(5.31)	(2.93)	6.62	2.40

Net increase (decrease) from investment operations	1.15	(5.19)	(2.83)	6.66	2.49

Distributions from net investment income(c)	(0.05)	(0.12)	(0.54)	(0.21)	(0.08)

Net asset value, end of year	$9.71	$8.61	$13.92	$17.29	$10.84

Total Return(d)
Based on net asset value	13.41%	(37.54)%	(16.69)%	62.71%	29.89%

Ratios to Average Net Assets(e)
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.89%	0.94%	0.63%	0.35%	0.98%

Supplemental Data
Net assets, end of year (000)	$167,039	$155,795	$267,328	$250,656	$99,757

Portfolio turnover rate(f)	26%	38%	31%	66%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Agriculture Producers(a)	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver and Metals Miners	Non-diversified

(a)	Formerly the iShares MSCI Global Agriculture Producers ETF

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Agriculture Producers
BNP Paribas SA	$40,916	$(40,916)	$—		$—
Morgan Stanley	608,878	(608,878)	—		—
State Street Bank & Trust Company	31,281	(31,281)	—		—
UBS Securities LLC	1,931,359	(1,931,359)	—		—

	$2,612,434	$(2,612,434)	$—		$—

MSCI Global Energy Producers
BofA Securities, Inc.	$158,049	$(158,049)	$—		$—
Citadel Clearing LLC	137,592	(137,592)	—		—
Citigroup Global Markets, Inc.	37,741	(37,741)	—		—
Goldman Sachs & Co. LLC	278,150	(278,150)	—		—
J.P. Morgan Securities LLC	45,537	(45,537)	—		—
Morgan Stanley	58,858	(58,858)	—		—
Natixis SA	43	(43)	—		—
UBS AG	17,604	(17,604)	—		—

	$733,574	$(733,574)	$—		$—

MSCI Global Gold Miners
BNP Paribas Prime Brokerage International Ltd.	$2,528,878	$(2,528,878)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Global Metals & Mining Producers
Barclays Capital, Inc.	$1,260,351	$(1,260,351)	$—		$—
BNP Paribas SA	10,365,785	(10,365,785)	—		—
BofA Securities, Inc.	1,156,670	(1,156,670)	—		—
J.P. Morgan Securities LLC	1,823,375	(1,823,375)	—		—
Jefferies LLC	17,433	(17,433)	—		—
Macquarie Bank Ltd.	1,181,384	(1,181,384)	—		—
Morgan Stanley	7,167,245	(7,167,245)	—		—
National Financial Services LLC	238,453	(238,453)	—		—
Natixis SA	495,672	(495,672)	—		—
SG Americas Securities LLC	17,193	(17,193)	—		—
State Street Bank & Trust Co.	1,042	(1,042)	—		—
UBS AG	28,396	(28,396)	—		—
UBS Securities LLC	56,496	(56,496)	—		—

	$23,809,495	$(23,809,495)	$—		$—

MSCI Global Silver and Metals Miners
BMO Capital Markets	$382,993	$(382,993)	$—		$—
BNP Paribas Prime Brokerage International Ltd.	378,661	(378,661)	—		—
BofA Securities, Inc.	1,333,499	(1,333,499)	—		—
J.P. Morgan Securities LLC	1,730,135	(1,730,135)	—		—
Jefferies LLC	109,750	(109,750)	—		—
Morgan Stanley & Co. LLC	4,038,909	(4,038,909)	—		—
Scotia Capital (USA), Inc.	255,329	(255,329)	—		—
State Street Bank & Trust Co.	411,618	(411,618)	—		—
Toronto-Dominion Bank	564,993	(564,993)	—		—
UBS AG	504,411	(504,411)	—		—

	$9,710,298	$(9,710,298)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For each of the iShares MSCI Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For year ended August 31, 2023, there were no fees waived by BFA pursuant to these arrangements.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

MSCI Agriculture Producers	$8,150

MSCI Global Energy Producers	1,516

MSCI Global Gold Miners	6,758

MSCI Global Metals & Mining Producers	120,691

MSCI Global Silver and Metals Miners	45,691

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Agriculture Producers	$2,050,718	$1,914,530	$(474,998)

MSCI Global Energy Producers	934,255	971,694	74,610

MSCI Global Gold Miners	4,137,199	2,033,750	(94,378)

MSCI Global Metals & Mining Producers	7,158,525	5,157,675	(677,117)

MSCI Global Silver and Metals Miners	1,438,876	4,938,147	(1,317,242)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Agriculture Producers	$31,565,138	$36,862,259

MSCI Global Energy Producers	9,762,683	11,329,958

MSCI Global Gold Miners	69,316,575	65,060,037

MSCI Global Metals & Mining Producers	205,527,520	181,367,769

MSCI Global Silver and Metals Miners	46,520,480	46,196,133

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Agriculture Producers	$29,386,329	$81,713,788

MSCI Global Energy Producers	—	10,615,685

MSCI Global Gold Miners	71,983,274	123,376,176

MSCI Global Metals & Mining Producers	354,942,814	235,970,331

MSCI Global Silver and Metals Miners	5,669,770	15,500,473

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Agriculture Producers	$8,233,335	$(8,233,335)

MSCI Global Energy Producers	5,117,964	(5,117,964)

MSCI Global Gold Miners	3,330,018	(3,330,018)

MSCI Global Metals & Mining Producers	35,179,356	(35,179,356)

MSCI Global Silver and Metals Miners	1,474,947	(1,474,947)

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
MSCI Agriculture Producers
Ordinary income	$5,196,045	$2,600,095

MSCI Global Energy Producers
Ordinary income	$5,942,443	$4,516,824

MSCI Global Gold Miners
Ordinary income	$8,857,577	$10,485,280

MSCI Global Metals & Mining Producers
Ordinary income	$62,569,236	$107,607,704

MSCI Global Silver and Metals Miners
Ordinary income	$871,745	$2,201,237

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Agriculture Producers	$1,334,954	$(12,363,399)	$(37,408,104)	$(48,436,549)

MSCI Global Energy Producers	1,474,777	(9,000,194)	28,588,349	21,062,932

MSCI Global Gold Miners	1,220,258	(89,637,594)	(88,423,624)	(176,840,960)

MSCI Global Metals & Mining Producers	17,851,421	(119,542,181)	(151,153,873)	(252,844,633)

MSCI Global Silver and Metals Miners	355,129	(58,011,434)	(53,191,641)	(110,847,946)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Agriculture Producers	$251,576,682	$5,295,291	$(42,653,281)	$(37,357,990)

MSCI Global Energy Producers	88,813,182	33,040,399	(4,376,728)	28,663,671

MSCI Global Gold Miners	476,950,930	18,805,290	(107,232,377)	(88,427,087)

MSCI Global Metals & Mining Producers	1,623,901,088	157,522,918	(307,730,319)	(150,207,401)

MSCI Global Silver and Metals Miners	230,095,034	1,788,623	(54,951,252)	(53,162,629)

9. LINE OF CREDIT

The iShares MSCI Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

For the year ended August 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Agriculture Producers	$845,000	$16,890	5.09%
MSCI Global Energy Producers	77,000	2,781	5.28
MSCI Global Metals & Mining Producers	1,060,000	39,534	5.94

10.  PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount

MSCI Agriculture Producers
Shares sold	850,000	$36,503,951	5,500,000	$256,610,003
Shares redeemed	(2,300,000)	(95,428,458)	(900,000)	(35,771,001)

	(1,450,000)	$(58,924,507)	4,600,000	$220,839,002

MSCI Global Energy Producers
Shares sold	—	$—	1,200,000	$26,932,941
Shares redeemed	(500,000)	(11,821,581)	(1,050,000)	(21,465,187)

	(500,000)	$(11,821,581)	150,000	$5,467,754

MSCI Global Gold Miners
Shares sold	3,200,000	$79,037,668	2,800,000	$78,364,021
Shares redeemed	(5,900,000)	(126,214,714)	(3,750,000)	(100,820,849)

	(2,700,000)	$(47,177,046)	(950,000)	$(22,456,828)

MSCI Global Metals & Mining Producers
Shares sold	10,250,000	$438,068,874	15,350,000	$703,994,792
Shares redeemed	(7,300,000)	(293,136,636)	(6,200,000)	(243,910,059)

	2,950,000	$144,932,238	9,150,000	$460,084,733

MSCI Global Silver and Metals Miners
Shares sold	600,000	$5,690,863	1,000,000	$13,463,519
Shares redeemed	(1,500,000)	(15,569,147)	(2,100,000)	(27,443,609)

	(900,000)	$(9,878,284)	(1,100,000)	$(13,980,090)

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12. FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares MSCI Global Energy Producers ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.  SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver and Metals Miners ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income

MSCI Agriculture Producers	$5,289,495
MSCI Global Energy Producers	5,290,588
MSCI Global Gold Miners	10,368,808
MSCI Global Metals & Mining Producers	64,259,348
MSCI Global Silver and Metals Miners	2,328,657

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Global Gold Miners	$7,606,451	$1,210,296
MSCI Global Metals & Mining Producers	69,043,112	3,006,390
MSCI Global Silver and Metals Miners	1,887,601	261,407

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI Agriculture Producers	42.46%
MSCI Global Energy Producers	45.76%
MSCI Global Gold Miners	33.01%
MSCI Global Metals & Mining Producers	5.59%
MSCI Global Silver and Metals Miners	32.57%

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF, iShares MSCI Global Silver and Metals Miners ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time.All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

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Supplemental Information (unaudited) (continued)

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

S U P P L E M E N T A L I N F O R M A T I O N	63

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	65

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	67

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-812-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | Cboe BZX
•	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.50%	15.94%

U.S. small cap equities (Russell 2000® Index)	0.99	4.65

International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92

Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Currency Hedged MSCI Emerging Markets ETF

Investment Objective

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.93%	2.01%	3.13%	2.93%	10.48%	31.73%
Fund Market	2.72	1.98	3.12	2.72	10.31	31.56
Index	2.66	2.44	3.57	2.66	12.80	36.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was September 23, 2014. The first day of secondary market trading was September 25, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,040.10	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® Currency Hedged MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging market stocks advanced modestly in U.S. dollar terms during the reporting period, as the resilient global economic environment reassured investors. South Korean stocks contributed the most to the Index’s return, led by the information technology sector. A U.S. law enacted in August 2022 directed incentives toward a leading South Korean microchip producer and electronics conglomerate to expand its manufacturing footprint within the U.S. Investors also responded favorably to early-2023 production cuts by microchip producers.

Taiwanese information technology stocks contributed notably to the Index’s performance, as companies in the technology hardware, storage, and peripherals industry and the semiconductors industry were buoyed by growing investor interest in technologies related to artificial intelligence (“AI”). In this environment, companies that manufacture AI servers and companies that produce microchips for AI applications posted strong gains.

Mexican stocks also contributed, led by the consumer staples sector. The beverages industry advanced, as strong sales growth across business segments benefited a leading operator of convenience stores and bottling operations. The company’s strategic investments in digital enterprises further buoyed investor sentiment. Brazilian stocks also contributed, led by the energy sector. Investors reacted positively to the new government’s policies on pricing and capital allocation for a state-owned oil company.

On the downside, Chinese stocks detracted the most from the Index’s performance in U.S. dollar terms, reflecting the negative impact of slowing economic growth. While investors were initially optimistic following China’s lifting of several coronavirus pandemic-related lockdowns in December 2022, subsequent economic performance disappointed, while tensions with the U.S. increased. Internet and direct marketing companies, in the consumer discretionary sector, were the largest detractors. The reopening of China’s economy dented the profit margins of food delivery service providers, as the end of pandemic-related lockdowns led to reduced demand. In addition, increased competition in the space, including from one of China’s largest technology firms, weighed on the industry.

In terms of currency performance, the U.S. dollar was mixed against foreign currencies during the reporting period. Increasing interest rates and a robust economy drove the strength of the U.S. dollar against some foreign currencies. The U.S. dollar appreciated relative to the Chinese yuan, the Taiwanese new dollar, and the Indian rupee by approximately, 5%, 5%, and 4%, respectively. However, the Brazilian real and the South Korean won appreciated against the U.S. dollar by approximately 5% and 1%, respectively.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Investment Companies	99.9%
Short-term Investments	0.9
Forward foreign currency exchange contracts, net cumulative appreciation	1.5
Other assets less liabilities	(2.3)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Financials	21.9%
Information Technology	20.5
Consumer Discretionary	13.9
Communication Services	9.7
Materials	8.0
Industrials	6.8
Consumer Staples	6.2
Energy	5.0
Health Care	3.7
Utilities	2.5
Real Estate	1.7

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Emerging Markets ETF

Investment Objective

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.23%	0.28%	2.33%	1.23%	1.40%	25.95%
Fund Market	1.64	0.25	2.42	1.64	1.27	26.99
Index	1.25	0.98	2.99	1.25	5.00	34.26

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,033.30	$ 3.59		$ 1,000.00	$ 1,021.70	$ 3.57		0.70%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging market stocks advanced modestly during the reporting period, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

South Korean stocks contributed the most to the Index’s return, led by the information technology sector. A U.S. law enacted in August 2022 directed incentives toward a leading South Korean microchip producer and electronics conglomerate to expand its manufacturing footprint within the U.S. Investors also responded favorably to early-2023 production cuts by microchip producers.

Taiwanese information technology stocks contributed notably to the Index’s performance, as companies in the technology hardware, storage, and peripherals industry and the semiconductors industry were buoyed by growing investor interest in technologies related to artificial intelligence (“AI”). In this environment, companies that manufacture AI servers and companies that produce microchips for AI applications posted strong gains.

Mexican stocks also contributed, led by the consumer staples sector. The beverages industry advanced, as strong sales growth across business segments benefited a leading operator of convenience stores and bottling operations. The company’s strategic investments in digital enterprises further buoyed investor sentiment. Brazilian stocks also contributed, led by the energy sector. Investors reacted positively to the new government’s policies on pricing and capital allocation for a state-owned oil company.

On the downside, Chinese stocks detracted the most from the Index’s performance, reflecting the negative impact of slowing economic growth. While investors were initially optimistic following China’s lifting of several coronavirus pandemic-related lockdowns in December 2022, subsequent economic performance disappointed, while tensions with the U.S. increased. Internet and direct marketing companies, in the consumer discretionary sector, were the largest detractors. The reopening of China’s economy dented the profit margins of food delivery service providers, as the end of pandemic-related lockdowns led to reduced demand. In addition, increased competition in the space, including from one of China’s largest technology firms, weighed on the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	21.9%
Information Technology	20.5
Consumer Discretionary	13.9
Communication Services	9.7
Materials	8.1
Industrials	6.8
Consumer Staples	6.2
Energy	5.0
Health Care	3.7
Utilities	2.5
Real Estate	1.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	30.1%
India	15.0
Taiwan	14.9
South Korea	12.5
Brazil	5.2
Saudi Arabia	4.4
South Africa	2.9
Mexico	2.6
Thailand	2.0
Indonesia	2.0
Malaysia	1.4
United Arab Emirates	1.3
Other (each representing less than 1%)	5.7

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments August 31, 2023	iShares® Currency Hedged MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Emerging Markets ETF(a)	3,425,284	$134,168,374

Total Investment Companies (Cost: $153,934,550)		134,168,374

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(a)(b)	1,240,000	1,240,000

Total Short-Term Securities — 0.9% (Cost: $1,240,000)		1,240,000

Total Investments in Securities — 100.8% (Cost: $155,174,550)		135,408,374

Liabilities in Excess of Other Assets — (0.8)%		(1,111,362)

Net Assets — 100.0%		$134,297,012

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$23,913	(b)	$—	$(23,913)	$—	$—	—	$20,891	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	960,000	280,000	(b)	—	—	—	1,240,000	1,240,000	17,991		—
iShares MSCI Emerging Markets ETF	153,764,856	67,406,132		(84,907,563)	(8,039,494)	5,944,443	134,168,374	3,425,284	3,267,028		—

					$(8,063,407)	$5,944,443	$135,408,374		$3,305,910		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CLP	769,181,000	USD	898,156	JPMorgan Chase Bank N.A.	09/06/23	$3,955
CNH	48,534,320	USD	6,668,176	Deutsche Bank Securities Inc.	09/06/23	1,158
KRW	23,419,581,000	USD	17,675,689	JPMorgan Chase Bank N.A.	09/06/23	37,318
TWD	661,828,000	USD	20,773,007	JPMorgan Chase Bank N.A.	09/06/23	7,081
USD	7,676,731	BRL	36,771,000	Morgan Stanley & Co. International PLC	09/06/23	252,199
USD	889,582	CLP	753,161,000	Morgan Stanley & Co. International PLC	09/06/23	6,259
USD	23,171	CNH	165,000	Bank of America N.A.	09/06/23	498
USD	6,331,177	CNH	45,080,320	Citibank N.A.	09/06/23	136,473

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	285,317	CNH	2,035,000	State Street Bank & Trust Company	09/06/23	$5,678
USD	69,577	EUR	63,000	Bank of America N.A.	09/06/23	1,260
USD	37,018	EUR	34,000	Bank of New York	09/06/23	148
USD	50,675	EUR	46,000	HSBC Bank PLC	09/06/23	792
USD	2,209,896	EUR	2,001,000	State Street Bank & Trust Company	09/06/23	40,011
USD	1,172,078	HKD	9,139,000	Bank of America N.A.	09/06/23	6,739
USD	171,706	HKD	1,342,000	Bank of New York	09/06/23	584
USD	30,975,108	HKD	241,522,000	BNP Paribas SA	09/06/23	177,962
USD	2,676,984	IDR	40,490,879,000	Morgan Stanley & Co. International PLC	09/06/23	18,200
USD	19,937,258	INR	1,642,223,000	Morgan Stanley & Co. International PLC	09/06/23	95,825
USD	18,136,276	KRW	23,169,261,000	Morgan Stanley & Co. International PLC	09/06/23	612,594
USD	3,808	MXN	64,000	Bank of America N.A.	09/06/23	55
USD	3,727,130	MXN	62,643,000	Citibank N.A.	09/06/23	53,777
USD	74,892	MXN	1,261,000	JPMorgan Chase Bank N.A.	09/06/23	948
USD	103,951	MXN	1,746,000	State Street Bank & Trust Company	09/06/23	1,567
USD	1,917,373	MYR	8,654,000	Morgan Stanley & Co. International PLC	09/06/23	52,166
USD	119,853	THB	4,078,000	Bank of America N.A.	09/06/23	3,385
USD	2,544,340	THB	86,561,000	Citibank N.A.	09/06/23	72,153
USD	44,636	THB	1,562,000	Goldman Sachs & Co.	09/06/23	25
USD	35,006	THB	1,193,000	UBS AG	09/06/23	934
USD	16,068	TRY	430,000	Citibank N.A.	09/06/23	29
USD	10,288	TRY	275,000	State Street Bank & Trust Company	09/06/23	30
USD	21,082,510	TWD	662,510,000	Morgan Stanley & Co. International PLC	09/06/23	281,009
USD	193,942	ZAR	3,460,000	Bank of America N.A.	09/06/23	10,744
USD	243,550	ZAR	4,437,000	State Street Bank & Trust Company	09/06/23	8,622
USD	4,352,988	ZAR	77,657,000	UBS AG	09/06/23	241,250
ZAR	86,007,000	USD	4,542,223	Citibank N.A.	09/06/23	11,626
CLP	34,701,000	USD	40,317	State Street Bank & Trust Company	10/05/23	245
HKD	2,052,000	USD	262,018	Bank of New York	10/05/23	14
INR	1,184,000	USD	14,303	Morgan Stanley & Co. International PLC	10/05/23	8
KRW	10,085,000	USD	7,622	JPMorgan Chase Bank N.A.	10/05/23	1
THB	44,000	USD	1,259	UBS AG	10/05/23	1
TWD	15,639,000	USD	491,391	State Street Bank & Trust Company	10/05/23	77
USD	7,390,509	BRL	36,770,000	State Street Bank & Trust Company	10/05/23	1,337
USD	2,354,156	EUR	2,166,000	State Street Bank & Trust Company	10/05/23	2,059
USD	32,675,851	HKD	255,859,000	JPMorgan Chase Bank N.A.	10/05/23	3,793
USD	2,677,829	IDR	40,780,657,000	JPMorgan Chase Bank N.A.	10/05/23	909
USD	17,701,474	KRW	23,419,581,000	JPMorgan Chase Bank N.A.	10/05/23	—
USD	3,904,952	MXN	66,063,000	Citibank N.A.	10/05/23	50,859
USD	2,405	MXN	41,000	State Street Bank & Trust Company	10/05/23	13
USD	1,891,687	MYR	8,750,000	State Street Bank & Trust Company	10/05/23	1,022
USD	102,650	TRY	2,798,000	Morgan Stanley & Co. International PLC	10/05/23	397
USD	884,644	TRY	24,138,000	UBS AG	10/05/23	2,523
USD	5,493	ZAR	104,000	State Street Bank & Trust Company	10/05/23	1
ZAR	3,158,000	USD	166,347	Bank of America N.A.	10/05/23	435

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CNH	1,633,000	USD	224,726	HSBC Bank PLC	10/10/23	$17

						2,206,765

BRL	1,000	USD	209	Morgan Stanley & Co. International PLC	09/06/23	(7)
BRL	36,770,000	USD	7,424,383	State Street Bank & Trust Company	09/06/23	(54)
EUR	2,166,000	USD	2,350,868	State Street Bank & Trust Company	09/06/23	(2,057)
HKD	255,859,000	USD	32,629,387	JPMorgan Chase Bank N.A.	09/06/23	(4,090)
IDR	40,780,657,000	USD	2,679,870	JPMorgan Chase Bank N.A.	09/06/23	(2,058)
IDR	159,729,000	USD	10,571	Morgan Stanley & Co. International PLC	09/06/23	(82)
INR	1,651,174,000	USD	19,974,523	JPMorgan Chase Bank N.A.	09/06/23	(24,944)
MXN	66,063,000	USD	3,924,904	Citibank N.A.	09/06/23	(51,004)
MYR	8,750,000	USD	1,886,792	State Street Bank & Trust Company	09/06/23	(895)
THB	94,948,000	USD	2,712,994	Citibank N.A.	09/06/23	(1,273)
TRY	24,138,000	USD	902,893	UBS AG	09/06/23	(2,508)
TWD	856,000	USD	27,274	Morgan Stanley & Co. International PLC	09/06/23	(397)
USD	18,624	CLP	16,020,000	Morgan Stanley & Co. International PLC	09/06/23	(165)
USD	67,322	CNH	491,000	Bank of America N.A.	09/06/23	(148)
USD	1,645	CNH	12,000	BNP Paribas SA	09/06/23	(4)
USD	103,167	CNH	751,000	Goldman Sachs & Co.	09/06/23	(32)
USD	23,767	EUR	22,000	BNP Paribas SA	09/06/23	(90)
USD	491,593	HKD	3,856,000	JPMorgan Chase Bank N.A.	09/06/23	(96)
USD	29,376	IDR	449,507,000	Morgan Stanley & Co. International PLC	09/06/23	(141)
USD	107,893	INR	8,951,000	Morgan Stanley & Co. International PLC	09/06/23	(254)
USD	189,236	KRW	250,320,000	Morgan Stanley & Co. International PLC	09/06/23	(90)
USD	20,359	MXN	349,000	State Street Bank & Trust Company	09/06/23	(106)
USD	20,677	MYR	96,000	Morgan Stanley & Co. International PLC	09/06/23	(14)
USD	29,156	THB	1,024,000	Barclays Bank PLC	09/06/23	(89)
USD	14,377	THB	504,000	Goldman Sachs & Co.	09/06/23	(17)
USD	738	THB	26,000	UBS AG	09/06/23	(5)
USD	113,571	TRY	3,124,000	Bank of America N.A.	09/06/23	(2,959)
USD	4,940	TRY	136,000	Citibank N.A.	09/06/23	(133)
USD	50,543	TRY	1,388,000	State Street Bank & Trust Company	09/06/23	(1,232)
USD	683,296	TRY	18,785,000	UBS AG	09/06/23	(17,414)
USD	5,458	TWD	174,000	Morgan Stanley & Co. International PLC	09/06/23	(5)
USD	23,816	ZAR	453,000	State Street Bank & Trust Company	09/06/23	(169)
BRL	156,000	USD	31,362	Citibank N.A.	10/05/23	(13)
BRL	388,000	USD	78,062	State Street Bank & Trust Company	10/05/23	(91)
CLP	4,777,000	USD	5,587	Morgan Stanley & Co. International PLC	10/05/23	(3)
EUR	30,000	USD	32,608	UBS AG	10/05/23	(30)
HKD	12,774,000	USD	1,631,542	Bank of America N.A.	10/05/23	(359)
IDR	144,017,000	USD	9,457	Citibank N.A.	10/05/23	(4)
KRW	535,906,000	USD	405,476	JPMorgan Chase Bank N.A.	10/05/23	(417)
MXN	165,000	USD	9,751	Bank of America N.A.	10/05/23	(125)

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

MYR	30,000	USD	6,487	Morgan Stanley & Co. International PLC	10/05/23	$(4)
TRY	56,000	USD	2,054	State Street Bank & Trust Company	10/05/23	(7)
USD	895,073	CLP	769,181,000	JPMorgan Chase Bank N.A.	10/05/23	(4,033)
USD	47,779	IDR	728,039,000	Citibank N.A.	10/05/23	(10)
USD	174,846	INR	14,473,000	Citibank N.A.	10/05/23	(92)
USD	19,948,220	INR	1,651,174,000	JPMorgan Chase Bank N.A.	10/05/23	(9,886)
USD	34,527	MYR	160,000	State Street Bank & Trust Company	10/05/23	(45)
USD	2,718,431	THB	94,948,000	Citibank N.A.	10/05/23	(1,090)
USD	39,313	THB	1,373,000	JPMorgan Chase Bank N.A.	10/05/23	(13)
USD	20,844,220	TWD	663,326,000	JPMorgan Chase Bank N.A.	10/05/23	(1,322)
USD	4,530,690	ZAR	86,007,000	Citibank N.A.	10/05/23	(11,578)
CNH	156,000	USD	21,470	Deutsche Bank Securities Inc.	10/10/23	—
USD	6,678,361	CNH	48,534,320	Deutsche Bank Securities Inc.	10/10/23	(1,218)

						(142,872)

						$2,063,893

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,206,765	$—	$—	$2,206,765

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$142,872	$—	$—	$142,872

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$190,190	$—	$—	$190,190

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$998,800	$—	$—	$998,800

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$137,639,512
Average amounts sold — in USD	$262,384,954

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Emerging Markets ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$2,206,765	$142,872

Total derivative assets and liabilities in the Statement of Assets and Liabilities	2,206,765	142,872
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	2,206,765	142,872

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)

Bank of America N.A.	$23,116	$(3,591)	$—	$—	$19,525
Bank of New York	746	—	—	—	746
BNP Paribas SA	177,962	(94)	—	—	177,868
Citibank N.A.	324,917	(65,197)	—	—	259,720
Deutsche Bank Securities Inc.	1,158	(1,158)	—	—	—
Goldman Sachs & Co.	25	(25)	—	—	—
HSBC Bank PLC	809	—	—	—	809
JPMorgan Chase Bank N.A.	54,005	(46,859)	—	—	7,146
Morgan Stanley & Co. International PLC	1,318,657	(1,162)	—	(1,160,000)	157,495
State Street Bank & Trust Company	60,662	(4,656)	—	—	56,006
UBS AG	244,708	(19,957)	—	—	224,751

	$2,206,765	$(142,699)	$—	$(1,160,000)	$904,066

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)

Bank of America N.A.	$3,591	$(3,591)	$—	$—	$—
Barclays Bank PLC	89	—	—	—	89
BNP Paribas SA	94	(94)	—	—	—
Citibank N.A.	65,197	(65,197)	—	—	—
Deutsche Bank Securities Inc.	1,218	(1,158)	—	—	60
Goldman Sachs & Co.	49	(25)	—	—	24
JPMorgan Chase Bank N.A.	46,859	(46,859)	—	—	—
Morgan Stanley & Co. International PLC	1,162	(1,162)	—	—	—
State Street Bank & Trust Company	4,656	(4,656)	—	—	—
UBS AG	19,957	(19,957)	—	—	—

	$142,872	$(142,699)	$—	$—	$173

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Currency Hedged MSCI Emerging Markets ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$134,168,374	$—	$—	$134,168,374
Short-Term Securities
Money Market Funds	1,240,000	—	—	1,240,000

	$135,408,374	$—	$—	$135,408,374

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$2,206,765	$—	$2,206,765
Liabilities
Foreign Currency Exchange Contracts	—	(142,872)	—	(142,872)

	$—	$2,063,893	$—	2,063,893

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.8%
Ambev SA	15,018,677	$41,974,231
Atacadao SA	1,949,880	4,039,896
B3 SA - Brasil, Bolsa, Balcao	18,496,885	48,296,104
Banco Bradesco SA	4,791,635	12,811,108
Banco BTG Pactual SA	3,748,799	24,580,427
Banco do Brasil SA	2,739,910	26,059,866
Banco Santander Brasil SA	1,163,063	6,367,189
BB Seguridade Participacoes SA	2,237,361	13,725,836
CCR SA	3,198,558	8,047,987
Centrais Eletricas Brasileiras SA	3,809,532	27,124,948
Cia. de Saneamento Basico do Estado de Sao Paulo	1,086,338	12,705,990
Cia. Siderurgica Nacional SA	2,148,217	5,253,361
Cosan SA	3,872,127	13,699,309
CPFL Energia SA	753,207	5,194,216
Energisa SA	660,352	6,147,399
Eneva SA(a)	2,781,278	6,694,770
Engie Brasil Energia SA	673,353	5,727,250
Equatorial Energia SA	3,232,574	20,666,854
Hapvida Participacoes e Investimentos SA(a)(b)	16,776,011	14,431,560
Hypera SA	1,208,075	9,511,787
JBS SA	2,429,353	9,026,584
Klabin SA	2,407,697	11,065,959
Localiza Rent a Car SA	2,870,255	36,660,298
Lojas Renner SA	3,061,815	9,911,228
Magazine Luiza SA(a)	9,742,550	5,429,961
Natura & Co. Holding SA(a)	2,909,926	8,920,079
Petroleo Brasileiro SA	11,828,684	82,503,760
PRIO SA(a)	2,409,540	22,586,777
Raia Drogasil SA	4,095,779	22,728,366
Rede D’Or Sao Luiz SA(b)	1,819,247	10,528,896
Rumo SA	4,125,677	18,620,345
Sendas Distribuidora SA	4,324,301	10,138,253
Suzano SA	2,525,388	25,574,905
Telefonica Brasil SA	1,321,989	11,038,710
Tim SA	2,693,259	7,837,131
TOTVS SA	1,667,567	9,341,244
Ultrapar Participacoes SA	2,304,189	8,449,849
Vale SA	10,897,910	143,220,683
Vibra Energia SA	3,703,191	13,804,567
WEG SA	5,336,814	38,667,801

		819,115,484
Chile — 0.4%
Banco de Chile	144,496,580	15,762,062
Banco de Credito e Inversiones SA	211,982	6,098,400
Banco Santander Chile	211,012,820	10,098,143
Cencosud SA	4,175,890	8,938,907
Cia. Cervecerias Unidas SA	411,072	3,038,085
Cia. Sud Americana de Vapores SA	48,939,226	3,266,193
Empresas CMPC SA	3,705,874	6,728,746
Empresas COPEC SA	1,239,755	8,954,638
Enel Americas SA(a)	68,203,377	8,105,383
Enel Chile SA	88,408,381	5,957,389
Falabella SA	2,714,523	6,686,610

		83,634,556
China — 30.0%
360 Security Technology Inc., Class A(a)	1,495,106	2,292,975

Security	Shares	Value

China (continued)
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	522,188	$1,769,968
3SBio Inc.(b)	6,076,000	5,081,180
AAC Technologies Holdings Inc.(c)	2,423,000	4,693,475
Advanced Micro-Fabrication Equipment Inc., Class A(a)	143,229	3,006,269
AECC Aviation Power Co. Ltd., Class A	580,873	3,130,170
Agricultural Bank of China Ltd., Class A	17,081,400	8,118,752
Agricultural Bank of China Ltd., Class H	91,304,000	31,294,860
Aier Eye Hospital Group Co. Ltd., Class A	1,933,117	4,790,657
Air China Ltd., Class A(a)	2,138,193	2,544,407
Air China Ltd., Class H(a)	5,128,000	3,795,827
Akeso Inc.(a)(b)(c)	1,696,000	7,449,128
Alibaba Group Holding Ltd.(a)	52,196,956	605,804,939
Alibaba Health Information Technology Ltd.(a)	15,406,000	9,095,595
Aluminum Corp. of China Ltd., Class A	3,690,900	2,997,001
Aluminum Corp. of China Ltd., Class H	12,108,000	5,841,329
Anhui Conch Cement Co. Ltd., Class A	988,786	3,492,527
Anhui Conch Cement Co. Ltd., Class H	3,742,500	10,420,821
Anhui Gujing Distillery Co. Ltd., Class A	89,285	3,531,395
Anhui Gujing Distillery Co. Ltd., Class B	363,700	6,050,266
Anhui Kouzi Distillery Co. Ltd., Class A	158,452	1,241,174
Anhui Yingjia Distillery Co. Ltd., Class A	127,500	1,342,511
Anjoy Foods Group Co. Ltd., Class A	86,100	1,547,220
ANTA Sports Products Ltd.	3,916,602	44,152,647
Asymchem Laboratories Tianjin Co. Ltd., Class A	99,680	1,820,382
Autohome Inc., ADR	243,151	7,027,064
Avary Holding Shenzhen Co. Ltd., Class A	510,604	1,498,174
AVIC Industry-Finance Holdings Co. Ltd., Class A	2,184,289	1,107,772
AviChina Industry & Technology Co. Ltd., Class H	7,942,000	3,559,120
Avicopter PLC, Class A	179,353	939,715
Baidu Inc.(a)	7,191,280	128,430,773
Bank of Beijing Co. Ltd., Class A	4,985,406	3,061,415
Bank of Chengdu Co. Ltd., Class A	967,695	1,821,887
Bank of China Ltd., Class A	7,512,200	3,869,774
Bank of China Ltd., Class H	251,698,000	85,304,740
Bank of Communications Co. Ltd., Class A	8,013,793	6,114,297
Bank of Communications Co. Ltd., Class H	27,234,600	15,587,734
Bank of Hangzhou Co. Ltd., Class A	1,309,645	2,017,569
Bank of Jiangsu Co. Ltd., Class A	3,423,310	3,356,225
Bank of Nanjing Co. Ltd., Class A	2,281,846	2,483,510
Bank of Ningbo Co. Ltd., Class A	1,361,679	4,895,097
Bank of Shanghai Co. Ltd., Class A	3,561,242	2,911,492
Baoshan Iron & Steel Co. Ltd., Class A	4,846,173	4,035,076
BeiGene Ltd.(a)	2,194,822	35,209,100
Beijing Capital International Airport Co. Ltd., Class H(a)	7,012,000	3,671,653
Beijing Enlight Media Co. Ltd., Class A	913,695	1,172,735
Beijing Enterprises Holdings Ltd.	1,815,500	6,801,756
Beijing Enterprises Water Group Ltd.	14,898,000	3,432,337
Beijing Kingsoft Office Software Inc., Class A	100,081	5,425,766
Beijing New Building Materials PLC, Class A	424,913	1,746,218
Beijing Shiji Information Technology Co. Ltd., Class A(a)	587,781	1,095,347
Beijing Tongrentang Co. Ltd., Class A	342,200	2,644,092
Beijing United Information Technology Co. Ltd., Class A	197,655	980,797
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	196,330	1,350,007

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	6,540,200	$4,588,327
Betta Pharmaceuticals Co. Ltd., Class A	134,443	913,192
BGI Genomics Co. Ltd., Class A	149,900	1,105,465
Bilibili Inc.(a)	629,014	9,504,558
Bloomage Biotechnology Corp. Ltd.	92,105	1,171,427
BOC Aviation Ltd.(b)	718,800	5,391,276
BOE Technology Group Co. Ltd., Class A	8,365,100	4,606,780
Bosideng International Holdings Ltd.	12,486,000	4,899,673
BYD Co. Ltd., Class A	358,312	12,289,405
BYD Co. Ltd., Class H(c)	3,278,500	102,979,847
BYD Electronic International Co. Ltd.	2,552,000	11,819,595
C&D International Investment Group Ltd.	2,040,000	5,184,230
Caitong Securities Co. Ltd., Class A	1,243,074	1,368,375
Cambricon Technologies Corp. Ltd.(a)	94,154	2,060,081
CGN Power Co. Ltd., Class H(b)	33,706,000	8,422,441
Changchun High & New Technology Industry Group Inc., Class A	103,594	1,960,500
Changjiang Securities Co. Ltd., Class A	1,527,235	1,254,773
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	94,000	1,909,100
Chaozhou Three-Circle Group Co. Ltd., Class A	548,930	2,420,013
China Cinda Asset Management Co. Ltd., Class H	31,311,000	3,070,497
China CITIC Bank Corp. Ltd., Class H	28,498,800	12,683,918
China Coal Energy Co. Ltd., Class H	6,823,000	4,654,498
China Communications Services Corp. Ltd., Class H	8,174,000	3,680,021
China Conch Venture Holdings Ltd.	4,814,000	4,729,932
China Construction Bank Corp., Class A	2,340,068	1,930,145
China Construction Bank Corp., Class H	305,571,760	163,496,429
China CSSC Holdings Ltd., Class A	1,057,900	4,126,538
China Eastern Airlines Corp. Ltd., Class A(a)	2,811,397	1,678,320
China Energy Engineering Corp. Ltd.	6,119,352	1,925,522
China Everbright Bank Co. Ltd., Class A	9,815,603	4,059,802
China Everbright Bank Co. Ltd., Class H	8,596,000	2,475,830
China Everbright Environment Group Ltd.	12,664,813	4,613,315
China Feihe Ltd.(b)	12,078,000	7,261,534
China Galaxy Securities Co. Ltd., Class A	1,123,800	1,783,014
China Galaxy Securities Co. Ltd., Class H	10,841,500	5,832,337
China Gas Holdings Ltd.	8,924,600	9,109,095
China Greatwall Technology Group Co. Ltd., Class A	991,473	1,482,496
China Hongqiao Group Ltd.(c)	7,963,500	7,927,067
China International Capital Corp. Ltd., Class A	391,700	2,099,960
China International Capital Corp. Ltd., Class H(b)	4,952,400	9,511,736
China Jinmao Holdings Group Ltd.(c)	18,812,000	2,663,600
China Jushi Co. Ltd., Class A	1,027,140	1,970,715
China Life Insurance Co. Ltd., Class A	663,612	3,254,156
China Life Insurance Co. Ltd., Class H	23,443,000	35,531,162
China Literature Ltd.(a)(b)	1,333,800	5,356,448
China Longyuan Power Group Corp. Ltd., Class H	10,942,000	8,661,630
China Medical System Holdings Ltd.	4,591,000	6,612,237
China Meidong Auto Holdings Ltd.(c)	2,424,000	1,825,632
China Mengniu Dairy Co. Ltd.	10,030,000	33,725,540
China Merchants Bank Co. Ltd., Class A	4,031,489	17,511,738
China Merchants Bank Co. Ltd., Class H	12,373,467	48,996,681
China Merchants Energy Shipping Co. Ltd., Class A	1,888,900	1,524,916

Security	Shares	Value

China (continued)
China Merchants Port Holdings Co. Ltd.	4,852,000	$5,804,394
China Merchants Securities Co. Ltd., Class A	1,837,579	3,591,685
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,572,290	2,955,775
China Minsheng Banking Corp. Ltd., Class A	7,501,155	3,894,315
China Minsheng Banking Corp. Ltd., Class H	17,498,048	5,620,095
China National Building Material Co. Ltd., Class H	12,568,000	6,387,884
China National Chemical Engineering Co. Ltd., Class A	1,599,667	1,710,895
China National Nuclear Power Co. Ltd., Class A	4,280,500	4,236,247
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	875,554	2,655,003
China Oilfield Services Ltd., Class H	6,084,000	6,890,333
China Overseas Land & Investment Ltd.	12,211,460	25,742,823
China Overseas Property Holdings Ltd.	4,650,000	5,551,996
China Pacific Insurance Group Co. Ltd., Class A	1,413,307	5,389,539
China Pacific Insurance Group Co. Ltd., Class H	8,023,000	18,348,999
China Petroleum & Chemical Corp., Class A	6,525,289	5,441,543
China Petroleum & Chemical Corp., Class H	78,604,800	45,960,697
China Power International Development Ltd.	16,531,000	5,891,624
China Railway Group Ltd., Class A	4,352,500	4,012,518
China Railway Group Ltd., Class H	12,660,000	6,697,526
China Resources Beer Holdings Co. Ltd.	5,156,000	30,272,654
China Resources Cement Holdings Ltd.	8,464,000	2,803,569
China Resources Gas Group Ltd.	3,078,500	8,642,487
China Resources Land Ltd.	10,315,333	43,599,801
China Resources Microelectronics Ltd.	365,693	2,941,305
China Resources Mixc Lifestyle Services Ltd.(b)	2,209,000	9,545,394
China Resources Pharmaceutical Group Ltd.(b)	5,200,500	3,471,564
China Resources Power Holdings Co. Ltd.	6,382,999	12,496,869
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	255,999	1,673,677
China Ruyi Holdings Ltd.(a)(c)	19,620,000	5,202,756
China Shenhua Energy Co. Ltd., Class A	1,368,439	5,297,798
China Shenhua Energy Co. Ltd., Class H	10,709,000	31,168,703
China Southern Airlines Co. Ltd., Class A(a)	2,989,400	2,600,364
China Southern Airlines Co. Ltd., Class H(a)	5,470,000	2,905,756
China State Construction Engineering Corp. Ltd., Class A	8,681,671	6,714,547
China State Construction International Holdings Ltd.	6,900,000	7,674,482
China Taiping Insurance Holdings Co. Ltd.	4,769,460	5,018,045
China Three Gorges Renewables Group Co. Ltd., Class A	6,411,825	4,335,653
China Tourism Group Duty Free Corp. Ltd.(b)	236,600	3,177,318
China Tourism Group Duty Free Corp. Ltd., Class A	401,032	6,012,335
China Tower Corp. Ltd., Class H(b)	144,200,000	13,951,638
China Traditional Chinese Medicine Holdings Co. Ltd.	9,904,000	3,871,501
China United Network Communications Ltd., Class A	7,358,800	5,276,734
China Vanke Co. Ltd., Class A	2,034,566	3,815,318
China Vanke Co. Ltd., Class H	6,766,831	7,893,638
China Yangtze Power Co. Ltd., Class A	4,712,215	14,291,728
China Zhenhua Group Science & Technology Co. Ltd., Class A	151,900	1,912,995
China Zheshang Bank Co. Ltd., Class A	6,318,130	2,233,109

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Chinasoft International Ltd.(c)	9,188,000	$6,089,727
Chongqing Brewery Co. Ltd., Class A	122,000	1,531,985
Chongqing Changan Automobile Co. Ltd., Class A	1,737,417	2,997,906
Chongqing Zhifei Biological Products Co. Ltd., Class A	505,713	3,067,113
Chow Tai Fook Jewellery Group Ltd.(c)	6,379,600	9,673,788
CITIC Ltd.	18,947,000	18,803,000
CITIC Securities Co. Ltd., Class A	2,461,193	7,521,066
CITIC Securities Co. Ltd., Class H	5,463,100	10,667,373
CMOC Group Ltd., Class A	3,878,598	3,050,345
CMOC Group Ltd., Class H	10,890,000	6,496,592
Contemporary Amperex Technology Co. Ltd., Class A	855,334	27,783,856
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	871,800	1,587,236
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	4,272,000	4,462,915
COSCO Shipping Holdings Co. Ltd., Class A	2,741,464	3,692,875
COSCO Shipping Holdings Co. Ltd., Class H	9,593,849	9,838,342
COSCO SHIPPING Ports Ltd.(c)	5,406,000	3,328,405
Country Garden Holdings Co. Ltd.(a)(c)	39,683,939	4,498,051
Country Garden Services Holdings Co. Ltd.(c)	7,105,000	8,254,895
CRRC Corp. Ltd., Class A	5,136,600	4,191,251
CRRC Corp. Ltd., Class H	14,697,000	7,236,379
CSC Financial Co. Ltd., Class A	1,046,533	3,710,343
CSPC Pharmaceutical Group Ltd.	29,024,479	21,815,023
Daqin Railway Co. Ltd., Class A	3,428,100	3,357,570
Daqo New Energy Corp., ADR(a)(c)	195,651	7,233,217
DHC Software Co. Ltd., Class A	1,600,598	1,477,158
Dongfang Electric Corp. Ltd., Class A	675,900	1,557,617
Dongfeng Motor Group Co. Ltd., Class H	9,504,000	3,486,258
Dongxing Securities Co. Ltd., Class A	962,197	1,096,458
Dongyue Group Ltd.	5,240,000	4,496,420
East Money Information Co. Ltd., Class A	3,155,998	6,890,224
Eastroc Beverage Group Co. Ltd.	51,000	1,375,623
Ecovacs Robotics Co. Ltd., Class A	146,053	1,064,976
ENN Energy Holdings Ltd.	2,560,300	20,087,123
ENN Natural Gas Co. Ltd., Class A	493,700	1,184,449
Eve Energy Co. Ltd., Class A	424,053	2,877,726
Everbright Securities Co. Ltd., Class A	859,883	2,028,110
Fangda Carbon New Material Co. Ltd., Class A(a)	1,631,034	1,306,596
Far East Horizon Ltd.	4,727,000	3,229,344
First Capital Securities Co. Ltd., Class A	1,285,900	1,062,834
Flat Glass Group Co. Ltd., Class A	372,200	1,578,683
Flat Glass Group Co. Ltd., Class H	1,355,000	3,365,041
Focus Media Information Technology Co. Ltd., Class A	3,277,578	3,461,963
Foshan Haitian Flavouring & Food Co. Ltd., Class A	958,256	5,158,471
Fosun International Ltd.	8,298,500	5,187,251
Founder Securities Co. Ltd., Class A	2,000,500	1,984,653
Foxconn Industrial Internet Co. Ltd., Class A	2,015,497	6,058,795
Fuyao Glass Industry Group Co. Ltd., Class A	462,472	2,416,173
Fuyao Glass Industry Group Co. Ltd., Class H(b)	1,968,800	8,908,530
Ganfeng Lithium Co. Ltd., Class H(b)(c)	1,225,680	5,854,600
Ganfeng Lithium Group Co. Ltd., Class A	373,373	2,433,620
GCL-Poly Energy Holdings Ltd.	65,956,000	11,423,958
GD Power Development Co. Ltd., Class A	4,231,900	2,041,429
GDS Holdings Ltd., Class A(a)	3,075,400	4,566,113

Security	Shares	Value

China (continued)
Geely Automobile Holdings Ltd.	19,368,000	$24,042,970
GEM Co. Ltd., Class A	1,478,400	1,271,699
Gemdale Corp., Class A	951,230	942,656
Genscript Biotech Corp.(a)	3,884,000	9,065,816
GF Securities Co. Ltd., Class A	1,262,694	2,612,336
GF Securities Co. Ltd., Class H	3,454,800	4,929,543
GigaDevice Semiconductor Inc., Class A	157,194	2,028,231
Ginlong Technologies Co. Ltd., Class A	105,400	1,086,803
GoerTek Inc., Class A	765,000	1,608,046
Goldwind Science & Technology Co Ltd., Class A	1,236,493	1,613,189
Gongniu Group Co. Ltd.	85,300	1,242,407
Gotion High-tech Co. Ltd., Class A(a)	441,923	1,470,044
Great Wall Motor Co. Ltd., Class A	562,600	2,021,010
Great Wall Motor Co. Ltd., Class H	7,270,500	8,614,092
Gree Electric Appliances Inc. of Zhuhai, Class A	642,200	3,158,591
Greentown China Holdings Ltd.	3,230,500	3,836,474
Guangdong Haid Group Co. Ltd., Class A	379,827	2,516,593
Guangdong Investment Ltd.	10,010,110	7,814,131
Guanghui Energy Co. Ltd., Class A	1,589,800	1,437,559
Guangzhou Automobile Group Co. Ltd., Class A	1,128,000	1,563,500
Guangzhou Automobile Group Co. Ltd., Class H	9,699,838	5,107,800
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	366,596	1,558,046
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	122,784	1,008,950
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	176,991	1,295,379
Guangzhou Tinci Materials Technology Co. Ltd., Class A	427,400	1,926,655
Guosen Securities Co. Ltd., Class A	1,531,551	1,953,617
Guotai Junan Securities Co. Ltd., Class A	1,630,240	3,264,445
H World Group Ltd., ADR(a)	625,660	25,201,585
Haidilao International Holding Ltd.(b)	5,388,000	14,654,361
Haier Smart Home Co. Ltd., Class A	1,339,541	4,326,257
Haier Smart Home Co. Ltd., Class H	7,497,200	23,220,913
Hainan Airlines Holding Co. Ltd., Class A	8,567,100	1,838,999
Hainan Airport Infrastructure Co. Ltd., NVS	3,089,000	1,697,801
Haitian International Holdings Ltd.	2,137,000	4,588,854
Haitong Securities Co. Ltd., Class A	2,133,100	2,883,414
Haitong Securities Co. Ltd., Class H	8,046,800	4,992,883
Hangzhou First Applied Material Co. Ltd., Class A	446,592	1,912,836
Hangzhou Robam Appliances Co. Ltd., Class A	307,864	1,162,976
Hangzhou Silan Microelectronics Co. Ltd., Class A	364,600	1,268,664
Hangzhou Tigermed Consulting Co. Ltd., Class A	123,800	1,130,316
Hansoh Pharmaceutical Group Co. Ltd.(b)	4,026,000	5,230,998
Henan Shuanghui Investment & Development Co. Ltd., Class A	847,000	3,126,020
Hengan International Group Co. Ltd.	2,173,000	8,060,433
Hengli Petrochemical Co. Ltd., Class A(a)	1,572,291	3,103,338
Hengyi Petrochemical Co. Ltd., Class A(a)	1,366,749	1,440,758
Hithink RoyalFlush Information Network Co. Ltd., Class A	122,400	2,816,780
Hoshine Silicon Industry Co. Ltd., Class A	179,700	1,526,147
Hoyuan Green Energy Co. Ltd., Class A	157,217	899,656
Hua Hong Semiconductor Ltd.(a)(b)(c)	1,989,000	5,184,801

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Huadian Power International Corp. Ltd., Class A	2,560,200	$1,794,126
Huadong Medicine Co. Ltd., Class A	443,005	2,311,218
Huafon Chemical Co. Ltd., Class A	1,372,800	1,319,377
Hualan Biological Engineering Inc., Class A	595,983	1,738,695
Huaneng Power International Inc., Class A(a)	2,080,400	2,329,771
Huaneng Power International Inc., Class H(a)	13,392,000	6,688,985
Huatai Securities Co. Ltd., Class A	1,578,209	3,449,498
Huatai Securities Co. Ltd., Class H(b)	3,619,800	4,762,906
Huaxia Bank Co. Ltd., Class A	3,303,560	2,514,817
Huayu Automotive Systems Co. Ltd., Class A	763,668	1,971,652
Huizhou Desay Sv Automotive Co. Ltd., Class A	129,800	2,594,545
Hundsun Technologies Inc., Class A	441,644	2,185,022
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	1,146,600	5,803,208
Iflytek Co. Ltd., Class A	497,519	3,743,849
Imeik Technology Development Co. Ltd., Class A	52,400	3,158,803
Industrial & Commercial Bank of China Ltd., Class A	12,657,962	8,034,976
Industrial & Commercial Bank of China Ltd., Class H	199,809,085	91,607,918
Industrial Bank Co. Ltd., Class A	4,145,542	9,010,783
Industrial Securities Co. Ltd., Class A	2,412,276	2,126,908
Ingenic Semiconductor Co. Ltd., Class A	122,300	1,239,782
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	10,953,200	2,694,940
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	2,297,400	1,319,686
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,395,570	4,989,916
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	3,810,400	5,076,493
Innovent Biologics Inc.(a)(b)	3,673,000	16,426,174
Inspur Electronic Information Industry Co. Ltd., Class A	353,490	1,900,622
iQIYI Inc., ADR(a)(c)	1,418,162	7,147,536
JA Solar Technology Co. Ltd., Class A	689,660	2,636,510
JCET Group Co. Ltd., Class A	527,000	2,359,136
JD Health International Inc.(a)(b)	3,589,350	19,352,558
JD Logistics Inc.(a)(b)	6,306,300	8,406,118
JD.com Inc., Class A	7,458,354	123,869,107
Jiangsu Eastern Shenghong Co. Ltd., Class A	1,363,800	2,153,195
Jiangsu Expressway Co. Ltd., Class H	4,782,000	4,318,461
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	50,409	959,613
Jiangsu Hengli Hydraulic Co. Ltd., Class A	329,988	2,819,729
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,343,141	7,721,801
Jiangsu King’s Luck Brewery JSC Ltd., Class A	315,886	2,599,413
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	316,750	5,835,584
Jiangsu Zhongtian Technology Co. Ltd., Class A	757,024	1,515,666
Jiangxi Copper Co. Ltd., Class A	553,400	1,432,351
Jiangxi Copper Co. Ltd., Class H	3,632,000	5,656,849
Jinko Solar Co. Ltd.	1,401,002	2,076,215
JiuGui Liquor Co. Ltd., Class A	95,400	1,174,017
Jiumaojiu International Holdings Ltd.(b)(c)	3,144,000	5,042,629
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A(a)	284,533	1,320,270
JOYY Inc., ADR	143,067	4,910,059
Juewei Food Co. Ltd., Class A	187,214	917,733
Kanzhun Ltd., ADR(a)	586,434	8,679,223

Security	Shares	Value

China (continued)
KE Holdings Inc., ADR(a)	2,109,041	$36,275,505
Kingboard Holdings Ltd.	2,343,000	5,316,845
Kingboard Laminates Holdings Ltd.	3,389,500	2,816,948
Kingdee International Software Group Co. Ltd.(a)	8,963,000	13,848,852
Kingsoft Corp. Ltd.	3,092,400	12,326,115
Koolearn Technology Holding Ltd.(a)(b)(c)	1,324,000	6,707,093
Kuaishou Technology(a)(b)	7,435,800	60,868,868
Kunlun Energy Co. Ltd.	12,692,000	9,291,615
Kunlun Tech Co. Ltd., Class A(a)	262,000	1,299,267
Kweichow Moutai Co. Ltd., Class A	241,187	61,310,734
LB Group Co. Ltd., Class A	763,900	1,902,627
Legend Biotech Corp., ADR(a)(c)	187,806	13,026,224
Lenovo Group Ltd.	23,532,000	26,598,828
Lens Technology Co. Ltd., Class A	1,308,400	2,209,694
Lepu Medical Technology Beijing Co. Ltd., Class A	530,170	1,179,556
Li Auto Inc.(a)	3,570,590	74,339,097
Li Ning Co. Ltd.	7,654,000	36,175,138
Lingyi iTech Guangdong Co., Class A	2,576,980	2,126,299
Longfor Group Holdings Ltd.(b)	6,100,000	12,874,661
LONGi Green Energy Technology Co. Ltd., Class A	1,515,171	5,537,728
Lufax Holding Ltd., ADR	2,176,088	2,633,066
Luxshare Precision Industry Co. Ltd., Class A	1,471,746	6,667,651
Luzhou Laojiao Co. Ltd., Class A	290,439	9,275,391
Mango Excellent Media Co. Ltd., Class A	419,000	1,701,775
Maxscend Microelectronics Co. Ltd., Class A	124,544	2,121,463
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	1,254,680	1,172,340
Meituan, Class B(a)(b)	16,128,300	266,909,661
Metallurgical Corp. of China Ltd., Class A	4,546,990	2,273,963
Microport Scientific Corp.(a)	2,711,600	4,643,355
Ming Yang Smart Energy Group Ltd., Class A	528,400	1,083,503
MINISO Group Holding Ltd.(a)	307,098	7,953,838
Minth Group Ltd.	2,478,000	7,356,068
Montage Technology Co. Ltd., Class A	255,200	1,796,885
Muyuan Foods Co. Ltd., Class A	1,123,639	6,261,098
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	604,953	984,038
NARI Technology Co. Ltd., Class A	1,800,854	5,888,133
National Silicon Industry Group Co. Ltd., Class A(a)	522,341	1,461,305
NAURA Technology Group Co. Ltd., Class A	119,800	4,465,647
NavInfo Co. Ltd., Class A(a)	708,600	1,003,422
NetEase Inc.	6,150,350	127,419,610
New China Life Insurance Co. Ltd., Class A	471,702	2,627,796
New China Life Insurance Co. Ltd., Class H	2,394,300	5,989,837
New Hope Liuhe Co. Ltd., Class A(a)	1,293,597	2,073,349
New Oriental Education & Technology Group Inc.(a)	4,924,000	26,713,962
Nine Dragons Paper Holdings Ltd.(c)	5,852,000	3,247,322
Ninestar Corp., Class A	413,938	1,591,290
Ningbo Deye Technology Co. Ltd., NVS	109,000	1,380,895
Ningbo Joyson Electronic Corp., Class A	417,300	1,051,674
Ningbo Orient Wires & Cables Co. Ltd.	174,100	884,780
Ningbo Shanshan Co. Ltd.	727,200	1,359,903
Ningbo Tuopu Group Co. Ltd., Class A	256,700	2,751,390
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,718,700	3,239,751
NIO Inc., ADR(a)(c)	4,394,728	45,133,857

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Nongfu Spring Co. Ltd., Class H(b)	5,694,600	$31,983,181
Oppein Home Group Inc., Class A	122,500	1,648,719
Orient Overseas International Ltd.	463,000	6,209,426
Orient Securities Co. Ltd., Class A	1,864,134	2,556,011
Ovctek China Inc., Class A	242,000	876,818
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	2,136,189	1,100,966
People’s Insurance Co. Group of China Ltd. (The), Class A	2,305,700	1,852,748
People’s Insurance Co. Group of China Ltd. (The), Class H	24,684,000	8,402,018
Perfect World Co. Ltd., Class A	529,700	1,005,243
PetroChina Co. Ltd., Class A	4,343,500	4,629,750
PetroChina Co. Ltd., Class H	67,704,000	48,839,349
Pharmaron Beijing Co. Ltd., Class A	364,800	1,491,226
PICC Property & Casualty Co. Ltd., Class H	22,065,192	25,374,052
Pinduoduo Inc., ADR(a)(c)	1,892,434	187,294,193
Ping An Bank Co. Ltd., Class A	3,870,567	5,919,377
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	1,813,700	4,527,173
Ping An Insurance Group Co. of China Ltd., Class A	2,102,384	14,115,454
Ping An Insurance Group Co. of China Ltd., Class H	20,944,500	125,397,757
Poly Developments and Holdings Group Co. Ltd., Class A	2,426,784	4,673,067
Pop Mart International Group Ltd.(b)	1,539,800	5,008,334
Postal Savings Bank of China Co. Ltd., Class A	5,884,800	3,931,319
Postal Savings Bank of China Co. Ltd., Class H(b)	25,269,000	12,463,434
Power Construction Corp. of China Ltd., Class A	3,506,800	2,481,789
Pylon Technologies Co. Ltd., NVS	46,423	882,061
Qifu Technology Inc.	357,873	6,083,841
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	1,151,300	2,829,747
Rongsheng Petrochemical Co. Ltd., Class A	2,157,558	3,573,111
SAIC Motor Corp. Ltd., Class A	1,704,206	3,366,502
Sanan Optoelectronics Co. Ltd., Class A	1,126,800	2,430,008
Sangfor Technologies Inc., Class A(a)	107,300	1,610,037
Sany Heavy Equipment International Holdings Co. Ltd.	3,862,000	6,017,708
Sany Heavy Industry Co. Ltd., Class A	1,828,752	3,896,333
Satellite Chemical Co. Ltd., Class A	950,884	1,997,660
SDIC Capital Co. Ltd., Class A	2,228,600	2,244,631
SDIC Power Holdings Co. Ltd., Class A	1,609,500	2,811,347
Seazen Holdings Co. Ltd., Class A(a)	448,173	896,520
Seres Group Co. Ltd., NVS	288,200	1,427,209
SF Holding Co. Ltd., Class A	996,435	5,950,877
SG Micro Corp., Class A	121,321	1,289,599
Shaanxi Coal Industry Co. Ltd., Class A	2,055,876	4,700,319
Shandong Gold Mining Co. Ltd., Class A	804,236	2,878,891
Shandong Gold Mining Co. Ltd., Class H(b)	2,219,500	4,469,401
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	597,480	2,715,941
Shandong Linglong Tyre Co. Ltd., Class A	442,000	1,321,848
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	8,221,200	8,185,717
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	312,072	1,374,963
Shanghai Baosight Software Co. Ltd., Class A	479,016	3,158,567
Shanghai Baosight Software Co. Ltd., Class B	2,053,397	4,664,587
Shanghai Construction Group Co. Ltd., Class A	2,802,752	1,078,826

Security	Shares	Value

China (continued)
Shanghai Electric Group Co. Ltd., Class A(a)	3,115,791	$1,912,004
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	484,000	1,856,182
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,632,500	3,832,644
Shanghai Fudan Microelectronics Group Co. Ltd.	200,635	1,455,983
Shanghai International Airport Co. Ltd., Class A(a)	313,398	1,691,539
Shanghai International Port Group Co. Ltd., Class A	2,539,089	1,780,609
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	161,600	846,319
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,139,405	467,810
Shanghai M&G Stationery Inc., Class A	244,137	1,263,283
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	701,800	1,723,163
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,460,500	4,045,403
Shanghai Pudong Development Bank Co. Ltd., Class A	6,202,395	5,953,368
Shanghai Putailai New Energy Technology Co. Ltd., Class A	483,866	2,176,000
Shanghai RAAS Blood Products Co. Ltd., Class A	1,727,300	1,689,089
Shanghai Rural Commercial Bank Co. Ltd.	2,564,700	2,051,735
Shanxi Coking Coal Energy Group Co. Ltd., Class A	1,209,800	1,383,760
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	651,100	1,456,401
Shanxi Meijin Energy Co. Ltd., Class A(a)	1,412,800	1,390,223
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	239,100	7,956,584
Shede Spirits Co. Ltd.	63,700	1,177,167
Shengyi Technology Co. Ltd., Class A	725,500	1,476,828
Shennan Circuits Co. Ltd., Class A	139,040	1,264,086
Shenwan Hongyuan Group Co. Ltd., Class A	5,615,870	3,364,682
Shenzhen Dynanonic Co. Ltd.	76,320	984,834
Shenzhen Inovance Technology Co. Ltd., Class A	299,497	2,812,056
Shenzhen International Holdings Ltd.	4,841,000	3,441,141
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	348,035	1,331,248
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	244,432	9,077,659
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	150,200	1,254,410
Shenzhen Overseas Chinese Town Co. Ltd., Class A(a)	1,977,900	1,184,305
Shenzhen Transsion Holding Co. Ltd., Class A	186,931	3,773,121
Shenzhou International Group Holdings Ltd.	2,659,800	27,253,255
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	362,900	1,160,433
Sichuan Chuantou Energy Co. Ltd., Class A	1,315,760	2,704,544
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	483,978	1,802,410
Sichuan Road & Bridge Co. Ltd., Class A	1,840,780	2,250,863
Sichuan Swellfun Co. Ltd., Class A	122,393	1,114,390
Sino Biopharmaceutical Ltd.(c)	33,416,750	12,684,610
Sinoma Science & Technology Co. Ltd., Class A	509,200	1,533,962
Sinopharm Group Co. Ltd., Class H	4,402,400	12,775,425
Sinotruk Hong Kong Ltd.	1,663,500	3,087,116

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Skshu Paint Co. Ltd., Class A(a)	143,896	$1,492,222
Smoore International Holdings Ltd.(b)(c)	6,059,000	6,121,247
Songcheng Performance Development Co. Ltd., Class A	763,718	1,302,869
SooChow Securities Co. Ltd., Class A	957,500	1,077,535
Spring Airlines Co. Ltd., Class A(a)	214,700	1,731,088
StarPower Semiconductor Ltd., Class A	45,500	1,238,462
Sungrow Power Supply Co. Ltd., Class A	309,000	4,235,850
Sunny Optical Technology Group Co. Ltd.	2,300,300	18,782,373
Sunwoda Electronic Co. Ltd., Class A	540,700	1,176,510
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	537,100	1,386,164
Suzhou Maxwell Technologies Co. Ltd., Class A	80,440	1,685,689
TAL Education Group, ADR(a)(c)	1,447,708	10,206,341
TBEA Co. Ltd., Class A	1,154,980	2,333,456
TCL Technology Group Corp., Class A(a)	4,997,230	2,813,033
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	862,116	3,033,487
Tencent Holdings Ltd.	21,248,600	880,549,072
Tencent Music Entertainment Group, ADR(a)(c)	2,277,034	15,529,372
Thunder Software Technology Co. Ltd., Class A	121,087	1,328,175
Tianma Microelectronics Co. Ltd., Class A(a)	1,291,123	1,525,333
Tianqi Lithium Corp., Class A	316,500	2,501,384
Tingyi Cayman Islands Holding Corp.	6,268,000	9,203,293
Tongcheng Travel Holdings Ltd.(a)	4,140,400	9,278,869
Tongkun Group Co. Ltd., Class A(a)	853,100	1,737,840
Tongwei Co. Ltd., Class A	916,384	4,038,571
Topchoice Medical Corp., Class A(a)	91,900	1,177,112
Topsports International Holdings Ltd.(b)	6,287,000	5,119,967
TravelSky Technology Ltd., Class H	3,382,000	6,055,232
Trina Solar Co. Ltd.	482,597	2,257,162
Trip.com Group Ltd.(a)	1,745,812	68,760,452
Tsingtao Brewery Co. Ltd., Class A	167,490	2,094,351
Tsingtao Brewery Co. Ltd., Class H	1,978,000	16,448,330
Unigroup Guoxin Microelectronics Co. Ltd., Class A(a)	203,639	2,591,845
Uni-President China Holdings Ltd.	4,676,000	3,458,249
Unisplendour Corp. Ltd., Class A(a)	674,054	2,493,588
Vinda International Holdings Ltd.	1,350,000	3,123,703
Vipshop Holdings Ltd., ADR(a)	1,079,746	17,049,189
Walvax Biotechnology Co. Ltd., Class A	425,047	1,379,484
Wanhua Chemical Group Co. Ltd., Class A	630,591	8,126,317
Want Want China Holdings Ltd.	15,722,000	10,398,378
Weibo Corp., ADR	227,292	2,932,067
Weichai Power Co. Ltd., Class A	1,781,244	2,883,351
Weichai Power Co. Ltd., Class H	6,053,800	7,842,217
Wens Foodstuffs Group Co. Ltd., Class A	1,487,670	3,403,838
Western Securities Co. Ltd., Class A	1,282,010	1,189,149
Western Superconducting Technologies Co. Ltd., Class A	236,412	1,541,886
Will Semiconductor Co. Ltd. Shanghai, Class A	248,770	3,148,223
Wingtech Technology Co. Ltd., Class A(a)	277,300	1,757,497
Wuhan Guide Infrared Co. Ltd., Class A	1,223,842	1,295,422
Wuliangye Yibin Co. Ltd., Class A	753,828	16,149,738
WUS Printed Circuit Kunshan Co. Ltd., Class A	483,723	1,402,126
WuXi AppTec Co. Ltd., Class A	526,529	5,910,658
WuXi AppTec Co. Ltd., Class H(b)(c)	1,100,170	12,055,933
Wuxi Biologics Cayman Inc.(a)(b)	12,209,500	68,832,274
XCMG Construction Machinery Co. Ltd., Class A	2,902,269	2,413,864

Security	Shares	Value

China (continued)
Xiaomi Corp., Class B(a)(b)	49,072,800	$77,359,222
Xinjiang Daqo New Energy Co. Ltd.	426,552	2,433,591
Xinyi Solar Holdings Ltd.	16,062,000	13,402,096
XPeng Inc.(a)	3,319,776	29,836,358
Xtep International Holdings Ltd.	4,737,500	4,686,481
Yadea Group Holdings Ltd.(b)	4,164,000	8,005,909
Yankuang Energy Group Co. Ltd., Class A	835,800	1,974,942
Yankuang Energy Group Co. Ltd., Class H(c)	7,288,200	11,441,657
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	320,098	1,257,055
Yealink Network Technology Corp. Ltd., Class A	349,042	1,775,181
Yifeng Pharmacy Chain Co. Ltd., Class A	320,490	1,566,836
Yihai International Holding Ltd.	1,775,000	3,326,416
Yihai Kerry Arawana Holdings Co. Ltd., Class A	358,200	1,755,058
YongXing Special Materials Technology Co. Ltd., Class A	138,130	944,592
Yonyou Network Technology Co. Ltd., Class A	804,951	2,008,218
YTO Express Group Co. Ltd., Class A	798,600	1,658,196
Yuexiu Property Co. Ltd.(c)	5,678,000	7,034,897
Yum China Holdings Inc.	1,327,578	71,277,663
Yunda Holding Co. Ltd., Class A	788,204	1,065,977
Yunnan Aluminium Co. Ltd., Class A	663,100	1,315,694
Yunnan Baiyao Group Co. Ltd., Class A	428,122	3,215,485
Yunnan Energy New Material Co. Ltd., Class A	211,400	1,929,849
Zai Lab Ltd.(a)(c)	3,023,560	7,873,663
Zangge Mining Co. Ltd.	443,000	1,367,517
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	129,464	4,920,038
Zhaojin Mining Industry Co. Ltd., Class H	4,312,500	6,036,606
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	1,814,498	1,351,340
Zhejiang China Commodities City Group Co. Ltd., Class A	1,049,000	1,184,830
Zhejiang Chint Electrics Co. Ltd., Class A	506,823	1,725,071
Zhejiang Dahua Technology Co. Ltd., Class A	756,784	2,245,222
Zhejiang Expressway Co. Ltd., Class H	4,936,000	3,685,872
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	447,604	1,033,266
Zhejiang Huayou Cobalt Co. Ltd., Class A	374,015	2,053,125
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	306,884	2,375,713
Zhejiang NHU Co. Ltd., Class A	805,087	1,801,373
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	343,500	1,401,819
Zhejiang Supcon Technology Co. Ltd.	250,787	1,736,500
Zhejiang Supor Co. Ltd., Class A	162,482	1,062,794
Zhejiang Zheneng Electric Power Co. Ltd., Class A(a)	3,447,800	2,089,246
Zheshang Securities Co. Ltd., Class A	1,276,300	1,805,080
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	2,336,500	6,930,199
Zhongji Innolight Co. Ltd., Class A	187,100	2,946,736
Zhongjin Gold Corp. Ltd., Class A	926,900	1,416,271
Zhongsheng Group Holdings Ltd.	2,403,000	7,321,526
Zhongtai Securities Co. Ltd.	2,332,500	2,342,868
Zhuzhou CRRC Times Electric Co. Ltd.	1,652,500	5,759,180
Zijin Mining Group Co. Ltd., Class A	4,168,800	7,033,949
Zijin Mining Group Co. Ltd., Class H	16,950,000	26,549,713
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	2,133,454	1,894,923
ZTE Corp., Class A	793,500	3,862,355
ZTE Corp., Class H	2,420,800	7,791,128

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
ZTO Express Cayman Inc., ADR	1,352,338	$33,997,777

		6,417,260,050
Colombia — 0.1%
Bancolombia SA	789,226	5,614,589
Interconexion Electrica SA ESP	1,449,569	5,308,531

		10,923,120
Czech Republic — 0.2%
CEZ AS	513,839	21,877,015
Komercni Banka AS	237,253	7,408,536
Moneta Money Bank AS(b)	1,069,970	3,991,454

		33,277,005
Egypt — 0.1%
Commercial International Bank Egypt SAE	9,039,285	12,560,257
Eastern Co. SAE	4,110,572	2,036,423
Egyptian Financial Group-Hermes Holding Co.(a)	2,296,495	892,397

		15,489,077
Greece — 0.5%
Alpha Services and Holdings SA(a)	7,093,163	11,924,655
Eurobank Ergasias Services and Holdings SA, Class A(a)	8,256,605	14,313,507
FF Group(a)(d)	246,892	3
Hellenic Telecommunications Organization SA(c)	609,712	9,111,682
JUMBO SA	367,620	11,368,898
Motor Oil Hellas Corinth Refineries SA	211,288	5,384,091
Mytilineos SA	340,657	13,815,389
National Bank of Greece SA(a)	1,744,566	11,845,204
OPAP SA	588,160	9,931,424
Piraeus Financial Holdings SA(a)	2,191,680	7,585,946
Public Power Corp. SA(a)	667,846	7,298,747

		102,579,546
Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	1,431,703	10,826,579
OTP Bank Nyrt	756,737	30,857,717
Richter Gedeon Nyrt	435,285	10,924,235

		52,608,531
India — 15.0%
ABB India Ltd.	168,201	8,895,780
Adani Enterprises Ltd.	548,189	16,003,945
Adani Green Energy Ltd.(a)	1,013,663	11,370,706
Adani Ports & Special Economic Zone Ltd.	1,671,982	15,981,103
Adani Power Ltd.(a)	2,456,335	9,500,951
Ambuja Cements Ltd.	1,905,900	9,855,093
Apollo Hospitals Enterprise Ltd.	319,934	18,590,051
Ashok Leyland Ltd.	4,678,662	10,390,276
Asian Paints Ltd.	1,219,148	47,931,582
Astral Ltd.	385,236	9,092,940
AU Small Finance Bank Ltd.(b)	549,122	4,793,488
Aurobindo Pharma Ltd.	837,950	8,393,499
Avenue Supermarts Ltd.(a)(b)	520,981	23,407,904
Axis Bank Ltd.	7,244,385	85,111,326
Bajaj Auto Ltd.	214,622	11,950,902
Bajaj Finance Ltd.	866,392	74,887,864
Bajaj Finserv Ltd.	1,213,585	21,801,397
Bajaj Holdings & Investment Ltd.	84,708	7,605,811
Balkrishna Industries Ltd.	245,799	6,894,245
Bandhan Bank Ltd.(b)	2,304,202	6,383,397
Bank of Baroda	3,287,647	7,423,784

Security	Shares	Value

India (continued)
Berger Paints India Ltd.	771,966	$6,697,324
Bharat Electronics Ltd.	11,617,816	18,665,175
Bharat Forge Ltd.	811,725	10,488,644
Bharat Petroleum Corp. Ltd.	2,410,124	9,907,162
Bharti Airtel Ltd.	7,098,269	73,389,316
Britannia Industries Ltd.	344,542	18,591,508
CG Power and Industrial Solutions Ltd.	1,941,848	10,065,305
Cholamandalam Investment and Finance Co. Ltd.	1,306,797	17,695,905
Cipla Ltd.	1,645,142	24,969,442
Coal India Ltd.	4,897,374	13,597,983
Colgate-Palmolive India Ltd.	383,257	8,985,191
Container Corp. of India Ltd.	882,549	7,162,092
Cummins India Ltd.	441,713	9,111,844
Dabur India Ltd.	1,983,995	13,243,527
Divi’s Laboratories Ltd.	380,210	16,481,661
DLF Ltd.	1,967,071	11,967,420
Dr. Reddy’s Laboratories Ltd.	340,714	23,047,467
Eicher Motors Ltd.	437,460	17,621,918
GAIL India Ltd.	7,315,106	10,158,762
Godrej Consumer Products Ltd.(a)	1,300,349	15,781,868
Godrej Properties Ltd.(a)	397,698	7,899,671
Grasim Industries Ltd.	837,185	18,096,671
Havells India Ltd.	796,543	13,311,070
HCL Technologies Ltd.	3,006,037	42,525,343
HDFC Asset Management Co. Ltd.(b)	259,724	7,919,133
HDFC Bank Ltd.	8,865,093	167,869,105
HDFC Life Insurance Co. Ltd.(b)	3,095,747	24,088,788
Hero MotoCorp Ltd.	348,239	12,258,696
Hindalco Industries Ltd.	3,912,625	21,691,468
Hindustan Aeronautics Ltd.	265,730	12,505,263
Hindustan Petroleum Corp. Ltd.	1,803,659	5,402,205
Hindustan Unilever Ltd.	2,614,030	79,073,993
ICICI Bank Ltd.	16,458,788	189,999,186
ICICI Lombard General Insurance Co. Ltd.(b)	761,050	12,067,361
ICICI Prudential Life Insurance Co. Ltd.(b)	1,143,452	7,783,526
IDFC First Bank Ltd.(a)	9,714,360	10,953,939
Indian Hotels Co. Ltd. (The), Class A	2,709,019	13,760,876
Indian Oil Corp. Ltd.	8,951,957	9,628,383
Indian Railway Catering & Tourism Corp. Ltd.	762,889	6,188,380
Indraprastha Gas Ltd.	997,415	5,630,929
Info Edge India Ltd.	225,551	11,786,189
Infosys Ltd.	10,553,790	182,888,294
InterGlobe Aviation Ltd.(a)(b)	426,405	12,537,402
ITC Ltd.	9,489,936	50,375,977
Jindal Steel & Power Ltd.	1,134,896	9,372,051
Jio Financial Services Ltd., NVS(a)	9,677,616	27,295,877
JSW Steel Ltd.	1,920,908	18,070,947
Jubilant Foodworks Ltd.	1,263,413	7,807,030
Kotak Mahindra Bank Ltd.	3,474,219	73,722,471
Larsen & Toubro Infotech Ltd.(b)	282,162	17,674,889
Larsen & Toubro Ltd.	2,186,185	71,329,173
Lupin Ltd.	639,288	8,471,915
Mahindra & Mahindra Ltd.	2,964,609	56,368,038
Marico Ltd.	1,633,873	11,242,791
Maruti Suzuki India Ltd.	431,986	52,167,308
Max Healthcare Institute Ltd.(a)	2,470,279	17,600,574
Mphasis Ltd.	243,193	7,127,041
MRF Ltd.	6,067	7,962,066
Muthoot Finance Ltd.	382,826	5,825,052

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Nestle India Ltd.	107,176	$28,450,346
NTPC Ltd.	13,801,322	36,718,203
Oil & Natural Gas Corp. Ltd.	9,862,026	20,743,493
Page Industries Ltd.	19,532	9,468,042
Petronet LNG Ltd.	2,384,029	6,194,526
PI Industries Ltd.	255,953	11,213,484
Pidilite Industries Ltd.	487,989	14,817,539
Power Finance Corp. Ltd.	3,365,535	10,577,991
Power Grid Corp. of India Ltd.	10,986,907	32,428,535
REC Ltd.	3,776,392	10,886,300
Reliance Industries Ltd.	9,677,650	281,145,750
Samvardhana Motherson International Ltd.	7,415,501	8,572,769
SBI Cards & Payment Services Ltd.	883,861	8,712,419
SBI Life Insurance Co. Ltd.(b)	1,444,264	22,531,444
Shree Cement Ltd.	28,673	8,240,127
Shriram Transport Finance Co. Ltd.	892,513	20,773,219
Siemens Ltd.	281,271	13,317,629
Sona Blw Precision Forgings Ltd.(b)	1,302,604	9,365,779
SRF Ltd.	473,086	13,452,974
State Bank of India	5,689,336	38,531,050
Sun Pharmaceutical Industries Ltd.	3,039,208	40,737,749
Supreme Industries Ltd.	180,440	9,715,954
Tata Consultancy Services Ltd.	2,906,675	117,731,624
Tata Consumer Products Ltd.	1,771,832	17,844,240
Tata Elxsi Ltd.	108,925	9,525,758
Tata Motors Ltd.	5,291,397	38,366,992
Tata Power Co. Ltd. (The)	4,570,669	13,521,670
Tata Steel Ltd.	23,379,317	34,671,854
Tech Mahindra Ltd.	1,700,280	24,653,296
Titan Co. Ltd.	1,128,804	42,297,638
Torrent Pharmaceuticals Ltd.	322,745	7,183,968
Trent Ltd.	576,295	14,255,036
Tube Investments of India Ltd.	337,875	11,827,458
TVS Motor Co. Ltd.	754,584	12,930,627
UltraTech Cement Ltd.	366,570	36,724,814
United Spirits Ltd.(a)	924,814	11,246,579
UPL Ltd.	1,431,576	10,215,606
Varun Beverages Ltd.	1,445,350	15,683,100
Vedanta Ltd.	2,417,455	6,767,971
Wipro Ltd.	4,147,558	20,429,965
Yes Bank Ltd.(a)	41,235,366	8,363,927
Zomato Ltd.(a)	13,671,887	16,087,754

		3,199,099,828
Indonesia — 2.0%
Adaro Energy Indonesia Tbk PT	45,631,100	7,993,962
Aneka Tambang Tbk	28,955,100	3,777,557
Astra International Tbk PT	64,435,200	27,262,839
Bank Central Asia Tbk PT	176,268,900	106,114,813
Bank Mandiri Persero Tbk PT	118,550,500	46,879,349
Bank Negara Indonesia Persero Tbk PT	23,711,476	14,279,191
Bank Rakyat Indonesia Persero Tbk PT	216,711,608	78,947,193
Barito Pacific Tbk PT	89,772,622	6,306,397
Charoen Pokphand Indonesia Tbk PT(a)	23,455,945	7,968,013
GoTo Gojek Tokopedia Tbk PT(a)	2,635,320,600	16,584,318
Indah Kiat Pulp & Paper Tbk PT	8,695,300	5,192,887
Indofood CBP Sukses Makmur Tbk PT	7,458,700	5,485,058
Indofood Sukses Makmur Tbk PT	13,866,700	6,460,843
Kalbe Farma Tbk PT	66,847,215	7,952,899
Merdeka Copper Gold Tbk PT(a)	38,320,663	8,493,864
Sarana Menara Nusantara Tbk PT	64,864,200	4,386,249

Security	Shares	Value

Indonesia (continued)
Semen Indonesia Persero Tbk PT	10,518,471	$4,693,625
Sumber Alfaria Trijaya Tbk PT	52,797,700	10,053,403
Telkom Indonesia Persero Tbk PT	157,365,600	38,466,240
Unilever Indonesia Tbk PT	24,231,000	5,838,888
United Tractors Tbk PT	4,757,953	8,118,584
Vale Indonesia Tbk PT	8,824,600	3,415,299

		424,671,471
Kuwait — 0.8%
Agility Public Warehousing Co. KSC(a)	5,087,322	9,484,650
Boubyan Bank KSCP	4,409,027	8,721,449
Gulf Bank KSCP	6,086,420	4,974,436
Kuwait Finance House KSCP	25,812,519	62,363,213
Mabanee Co. KPSC	2,091,881	5,668,757
Mobile Telecommunications Co. KSCP	6,206,438	10,266,244
National Bank of Kuwait SAKP	23,974,339	71,542,772

		173,021,521
Malaysia — 1.4%
AMMB Holdings Bhd	5,267,375	4,237,497
Axiata Group Bhd	8,841,700	4,499,391
CIMB Group Holdings Bhd	20,214,100	24,504,037
Dialog Group Bhd	11,504,012	5,078,590
DiGi.Com Bhd	11,389,500	10,755,004
Gamuda Bhd	5,650,100	5,485,228
Genting Bhd	6,602,600	6,222,139
Genting Malaysia Bhd	9,200,900	5,096,870
Hong Leong Bank Bhd(c)	2,089,800	8,991,999
Hong Leong Financial Group Bhd	729,500	2,864,545
IHH Healthcare Bhd	6,156,800	7,866,627
Inari Amertron Bhd	8,306,100	5,650,178
IOI Corp. Bhd	8,097,020	7,035,023
Kuala Lumpur Kepong Bhd	1,496,900	6,951,876
Malayan Banking Bhd	17,114,600	33,595,602
Malaysia Airports Holdings Bhd	2,417,300	3,838,465
Maxis Bhd(c)	7,533,000	6,512,413
MISC Bhd	4,097,500	6,351,927
MR DIY Group M Bhd(b)(c)	9,842,300	3,287,869
Nestle Malaysia Bhd	223,600	6,288,750
Petronas Chemicals Group Bhd	8,846,400	13,575,991
Petronas Dagangan Bhd	947,400	4,532,819
Petronas Gas Bhd	2,515,900	9,282,804
PPB Group Bhd	2,034,960	6,894,304
Press Metal Aluminium Holdings Bhd	11,786,100	12,320,198
Public Bank Bhd	46,275,650	42,181,611
QL Resources Bhd	3,481,100	4,051,280
RHB Bank Bhd	4,628,325	5,594,736
Sime Darby Bhd	8,583,973	4,249,544
Sime Darby Plantation Bhd	6,773,373	6,427,665
Telekom Malaysia Bhd	3,896,700	4,286,004
Tenaga Nasional Bhd	8,100,650	17,181,042

		295,692,028
Mexico — 2.6%
Alfa SAB de CV, Class A	9,506,947	6,283,880
America Movil SAB de CV	60,217,231	56,683,766
Arca Continental SAB de CV	1,619,136	15,763,560
Banco del Bajio SA(b)	2,470,600	7,792,667
Cemex SAB de CV, NVS(a)	48,173,015	38,000,472
Coca-Cola Femsa SAB de CV	1,669,369	14,144,673
Fibra Uno Administracion SA de CV	9,202,581	13,406,769
Fomento Economico Mexicano SAB de CV	6,182,772	69,194,250

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Gruma SAB de CV, Class B	587,986	$9,815,457
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,221,900	22,449,335
Grupo Aeroportuario del Sureste SAB de CV, Class B	616,462	16,796,922
Grupo Bimbo SAB de CV, Series A	4,222,246	20,771,355
Grupo Carso SAB de CV, Series A1	1,766,541	14,081,146
Grupo Financiero Banorte SAB de CV, Class O	8,246,012	69,844,817
Grupo Financiero Inbursa SAB de CV, Class O(a)(c)	5,836,549	12,607,261
Grupo Mexico SAB de CV, Series B	10,047,288	47,854,330
Grupo Televisa SAB, CPO	7,901,800	7,011,773
Industrias Penoles SAB de CV(a)(c)	640,853	9,064,139
Kimberly-Clark de Mexico SAB de CV, Class A	4,828,963	10,864,140
Operadora De Sites Mexicanos SAB de CV	4,082,921	3,812,211
Orbia Advance Corp. SAB de CV	3,335,734	7,424,481
Promotora y Operadora de Infraestructura SAB de CV	604,150	5,802,150
Wal-Mart de Mexico SAB de CV	16,661,700	65,638,333

		545,107,887
Netherlands — 0.1%
NEPI Rockcastle NV	1,517,820	9,109,331
Pepco Group NV(a)	546,896	4,284,471

		13,393,802
Peru — 0.3%
Cia. de Minas Buenaventura SAA, ADR	710,894	6,071,035
Credicorp Ltd.	214,788	30,377,467
Southern Copper Corp.	277,801	22,407,428

		58,855,930
Philippines — 0.6%
Aboitiz Equity Ventures Inc.	5,369,050	4,456,824
ACEN Corp.	2,505,523	221,442
Ayala Corp.	788,076	8,567,317
Ayala Land Inc.	21,396,000	10,252,725
Bank of the Philippine Islands	5,958,718	11,572,984
BDO Unibank Inc.	7,531,573	18,516,945
International Container Terminal Services Inc.	3,229,400	11,803,237
JG Summit Holdings Inc.	9,010,693	5,811,405
Jollibee Foods Corp.	1,423,109	5,953,633
Manila Electric Co.	765,240	4,643,880
Metropolitan Bank & Trust Co.	5,908,785	5,758,372
PLDT Inc.	239,358	4,857,591
SM Investments Corp.	785,852	11,552,054
SM Prime Holdings Inc.	32,129,525	16,567,298
Universal Robina Corp.	2,769,930	5,467,313

		126,003,020
Poland — 0.8%
Allegro.eu SA (a)(b)	1,511,815	12,092,319
Bank Polska Kasa Opieki SA	581,272	15,174,708
Budimex SA	40,682	4,437,283
CD Projekt SA(c)	209,481	7,477,184
Cyfrowy Polsat SA(c)	759,317	2,495,317
Dino Polska SA(a)(b)	155,820	14,288,939
KGHM Polska Miedz SA	445,019	12,271,567
LPP SA	3,538	11,902,278
mBank SA(a)	47,769	4,961,138
PGE Polska Grupa Energetyczna SA(a)	2,951,119	6,057,701
Polski Koncern Naftowy ORLEN SA	1,845,146	28,169,596
Powszechna Kasa Oszczednosci Bank Polski SA	2,789,855	25,194,553

Security	Shares	Value

Poland (continued)
Powszechny Zaklad Ubezpieczen SA	1,917,137	$19,199,837
Santander Bank Polska SA(a)	113,690	10,228,499

		173,950,919
Qatar — 0.9%
Barwa Real Estate Co.	6,226,906	4,469,055
Commercial Bank PSQC (The)	10,236,845	15,945,410
Dukhan Bank	6,105,600	6,996,225
Industries Qatar QSC	4,749,884	16,093,136
Masraf Al Rayan QSC	18,009,993	10,958,934
Mesaieed Petrochemical Holding Co.	13,977,120	7,048,368
Ooredoo QPSC	2,518,398	7,460,897
Qatar Electricity & Water Co. QSC	1,398,630	6,857,636
Qatar Fuel QSC	1,874,491	8,227,090
Qatar Gas Transport Co. Ltd.	7,924,889	8,053,561
Qatar International Islamic Bank QSC	2,972,374	8,058,564
Qatar Islamic Bank SAQ	5,257,745	27,845,414
Qatar National Bank QPSC	14,679,941	62,792,416

		190,806,706
Russia — 0.0%
Alrosa PJSC(a)(d)	9,805,890	1,023
Gazprom PJSC(a)(d)	43,696,315	4,558
Inter RAO UES PJSC(a)(d)	121,651,300	12,688
LUKOIL PJSC(a)(d)	1,533,792	160
Magnit PJSC(a)(d)	246,156	26
Magnit PJSC, GDR(a)(d)	2	—
MMC Norilsk Nickel PJSC(a)(d)	233,757	24
Mobile TeleSystems PJSC(a)(d)	3,162,662	330
Moscow Exchange MICEX-RTS PJSC(a)(d)	5,279,850	551
Novatek PJSC(a)(d)	3,371,230	352
Novolipetsk Steel PJSC(a)(d)	5,629,360	587
Ozon Holdings PLC, ADR(a)(d)	197,078	20
PhosAgro PJSC(a)(d)	174,249	18
PhosAgro PJSC, GDR(a)(d)(e)	2	—
PhosAgro PJSC, New(a)(d)	3,367	34
Polymetal International PLC(a)(d)	1,312,267	137
Polyus PJSC(a)(d)	126,490	13
Rosneft Oil Co. PJSC(a)(d)	4,281,715	447
Sberbank of Russia PJSC(a)(d)	39,606,181	4,131
Severstal PAO(a)(d)	805,849	84
Surgutneftegas PJSC(a)(d)	26,192,370	2,732
Tatneft PJSC(a)(d)	5,175,395	540
TCS Group Holding PLC, GDR(a)(d)(e)	445,207	46
United Co. RUSAL International PJSC(a)(d)	11,428,270	1,192
VK Co. Ltd.(a)(d)	404,870	42
VTB Bank PJSC(a)(d)	11,783,971,998	1,229
X5 Retail Group NV, GDR(a)(d)	424,766	44
Yandex NV(a)(d)	1,127,576	118

		31,126
Saudi Arabia — 4.3%
ACWA Power Co.	267,025	13,726,215
Advanced Petrochemical Co.	437,662	4,962,091
Al Rajhi Bank	6,227,934	119,727,537
Alinma Bank	3,139,940	30,850,569
Almarai Co. JSC	776,048	13,106,383
AngloGold Ashanti Ltd.	1,333,865	22,706,291
Arab National Bank	2,142,350	14,723,417
Arabian Internet & Communications Services Co.	73,356	6,892,760
Bank AlBilad	1,557,566	17,787,211
Bank Al-Jazira	1,311,539	6,194,756

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Banque Saudi Fransi	1,865,834	$19,057,160
Bupa Arabia for Cooperative Insurance Co.	238,403	12,814,324
Co. for Cooperative Insurance (The)	195,201	6,037,171
Dallah Healthcare Co.	108,675	4,056,497
Dar Al Arkan Real Estate Development Co.(a)	1,682,171	8,340,904
Dr Sulaiman Al Habib Medical Services Group Co.	278,137	17,994,295
Elm Co.	76,289	17,261,998
Emaar Economic City(a)	62,200	139,404
Etihad Etisalat Co.	1,187,614	14,296,395
Jarir Marketing Co.	1,860,076	7,319,990
Mobile Telecommunications Co.	1,401,258	5,043,655
Mouwasat Medical Services Co.	311,513	9,124,881
Nahdi Medical Co.	121,070	4,895,115
National Industrialization Co.(a)	1,135,500	3,850,740
Power & Water Utility Co. for Jubail & Yanbu	239,022	4,531,072
Rabigh Refining & Petrochemical Co.(a)	1,327,904	3,653,323
Reinet Investments SCA	435,988	9,335,707
Riyad Bank	4,700,610	38,120,054
SABIC Agri-Nutrients Co.	746,538	27,356,806
Sahara International Petrochemical Co.	1,142,214	11,087,775
Saudi Arabian Mining Co.(a)	4,165,235	44,869,517
Saudi Arabian Oil Co.(b)	8,461,713	78,793,385
Saudi Aramco Base Oil Co.	168,788	6,582,946
Saudi Awwal Bank	3,199,298	30,522,161
Saudi Basic Industries Corp.	2,854,369	67,223,663
Saudi Electricity Co.	2,648,875	14,611,698
Saudi Industrial Investment Group	1,175,650	8,081,013
Saudi Investment Bank (The)	1,581,320	6,992,247
Saudi Kayan Petrochemical Co.(a)	2,432,014	7,887,126
Saudi National Bank (The)	9,341,901	88,965,217
Saudi Research & Media Group(a)	119,871	5,663,895
Saudi Tadawul Group Holding Co.	153,261	8,079,573
Saudi Telecom Co.	6,352,499	67,408,831
Savola Group (The)	819,707	8,271,134
Yanbu National Petrochemical Co.	834,800	9,407,173

		928,354,075
South Africa — 2.9%
Absa Group Ltd.	2,691,588	25,951,011
African Rainbow Minerals Ltd.	357,075	3,384,508
Anglo American Platinum Ltd.	215,577	7,518,095
Aspen Pharmacare Holdings Ltd.	1,199,738	10,939,628
Bid Corp. Ltd.	1,070,432	24,080,044
Bidvest Group Ltd. (The)	919,387	13,872,350
Capitec Bank Holdings Ltd.	276,686	23,217,596
Clicks Group Ltd.	769,510	11,144,347
Discovery Ltd.(a)	1,722,614	13,384,122
Exxaro Resources Ltd.	777,237	6,907,264
FirstRand Ltd.	16,043,730	62,336,557
Gold Fields Ltd.	2,840,303	36,337,911
Growthpoint Properties Ltd.	10,905,460	6,819,883
Harmony Gold Mining Co. Ltd.	1,825,369	7,564,130
Impala Platinum Holdings Ltd.	2,772,518	14,273,277
Kumba Iron Ore Ltd.	206,446	4,540,828
MTN Group Ltd.	5,406,814	34,447,861
Naspers Ltd., Class N	622,730	106,079,756
Nedbank Group Ltd.	1,397,787	15,973,334
Northam Platinum Holdings Ltd.(a)	1,134,652	7,480,232
Old Mutual Ltd.	15,772,226	10,598,335
OUTsurance Group Ltd., NVS	2,571,404	5,446,447

Security	Shares	Value

South Africa (continued)
Pepkor Holdings Ltd.(b)	6,423,348	$5,544,113
Remgro Ltd.	1,672,096	13,993,898
Sanlam Ltd.	5,699,234	20,566,735
Sasol Ltd.	1,821,787	23,475,851
Shoprite Holdings Ltd.	1,598,669	22,333,960
Sibanye Stillwater Ltd.	8,997,539	13,575,820
Standard Bank Group Ltd.	4,261,493	43,598,785
Vodacom Group Ltd.	1,985,181	11,338,185
Woolworths Holdings Ltd.	2,985,634	11,727,526

		618,452,389
South Korea — 11.8%
Amorepacific Corp.	92,459	9,351,337
BGF retail Co. Ltd.	26,373	3,118,364
Celltrion Healthcare Co. Ltd.(c)	339,800	16,626,710
Celltrion Inc.	349,000	37,980,336
Celltrion Pharm Inc.(a)(c)	58,129	3,020,414
CJ CheilJedang Corp.	26,319	5,947,430
CosmoAM&T Co. Ltd.(a)	73,073	8,698,494
Coway Co. Ltd.	175,940	5,744,967
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	76,519	2,218,491
DB Insurance Co. Ltd.	147,159	9,088,159
Doosan Bobcat Inc.	175,967	7,150,517
Doosan Enerbility Co. Ltd.(a)(c)	1,425,308	19,616,734
Ecopro BM Co. Ltd.(c)	155,441	38,065,894
Ecopro Co. Ltd.	63,465	60,355,971
F&F Co. Ltd./New	57,033	4,438,121
GS Holdings Corp.	147,675	4,191,443
Hana Financial Group Inc.	943,424	28,191,985
Hankook Tire & Technology Co. Ltd.	236,257	6,915,511
Hanmi Pharm Co. Ltd.	21,962	4,890,882
Hanmi Semiconductor Co. Ltd.	139,597	6,315,794
Hanon Systems	593,877	4,088,943
Hanwha Aerospace Co. Ltd.	112,656	9,705,222
Hanwha Solutions Corp.(a)	330,219	9,089,199
HD Hyundai Co. Ltd.	140,470	6,274,937
HD Hyundai Heavy Industries Co. Ltd.(a)(c)	69,488	6,866,514
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	134,980	12,621,865
HLB Inc.(a)(c)	368,876	8,041,115
HMM Co. Ltd.	777,256	9,784,678
Hotel Shilla Co. Ltd.	103,547	6,897,708
HYBE Co. Ltd.(a)	60,244	11,503,085
Hyundai Engineering & Construction Co. Ltd.	248,209	6,657,453
Hyundai Glovis Co. Ltd.	58,775	7,663,759
Hyundai Mipo Dockyard Co. Ltd.(a)(c)	80,639	5,543,310
Hyundai Mobis Co. Ltd.	194,627	33,978,949
Hyundai Motor Co.	436,894	62,425,251
Hyundai Steel Co.	289,072	7,904,488
Iljin Materials Co. Ltd.(c)	73,286	2,696,125
Industrial Bank of Korea	858,909	6,987,392
JYP Entertainment Corp.	90,503	7,682,570
Kakao Corp.	988,527	35,875,676
Kakao Games Corp.(a)(c)	122,851	2,639,165
Kakao Pay Corp.(a)(c)	85,220	2,908,190
KakaoBank Corp.(c)	533,445	10,611,114
Kangwon Land Inc.	317,311	3,720,322
KB Financial Group Inc.	1,218,511	49,637,514
Kia Corp.	830,687	50,351,285
Korea Aerospace Industries Ltd.	232,383	8,875,537

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Korea Electric Power Corp.(a)	823,219	$11,079,475
Korea Investment Holdings Co. Ltd.	138,032	5,422,100
Korea Zinc Co. Ltd.	25,256	10,055,758
Korean Air Lines Co. Ltd.	572,051	9,851,260
Krafton Inc.(a)	92,239	10,799,264
KT Corp.	207,499	5,175,685
KT&G Corp.	327,130	21,492,855
Kumho Petrochemical Co. Ltd.	57,613	5,432,089
L&F Co. Ltd.(c)	80,637	13,083,102
LG Chem Ltd.	158,390	69,740,353
LG Corp.	297,349	18,446,984
LG Display Co. Ltd.(a)	739,304	7,479,492
LG Electronics Inc.	338,122	25,163,550
LG Energy Solution(a)(c)	148,763	61,142,538
LG H&H Co. Ltd.	29,826	10,466,431
LG Innotek Co. Ltd.	45,138	9,202,513
LG Uplus Corp.	686,644	5,424,972
Lotte Chemical Corp.	61,187	6,314,773
Meritz Financial Group Inc.	330,932	13,675,839
Mirae Asset Securities Co. Ltd.	888,352	4,471,308
NAVER Corp.	417,171	67,528,371
NCSoft Corp.	45,475	8,639,759
Netmarble Corp.(a)(b)(c)	67,588	2,188,294
NH Investment & Securities Co. Ltd.	447,550	3,484,682
Orion Corp./Republic of Korea	75,404	6,944,511
Pan Ocean Co. Ltd.	836,305	2,818,787
Pearl Abyss Corp.(a)(c)	102,302	3,732,442
POSCO Future M Co. Ltd.(c)	98,493	33,428,956
POSCO Holdings Inc.(c)	230,484	100,777,620
Posco International Corp.(c)	167,762	10,045,336
Samsung Biologics Co. Ltd.(a)(b)	56,594	31,529,752
Samsung C&T Corp.	264,614	20,935,801
Samsung Electro-Mechanics Co. Ltd.	177,323	18,133,588
Samsung Electronics Co. Ltd.	15,175,270	767,508,221
Samsung Engineering Co. Ltd.(a)(c)	498,421	12,803,798
Samsung Fire & Marine Insurance Co. Ltd.	98,411	18,332,071
Samsung Heavy Industries Co. Ltd.(a)(c)	2,029,458	13,514,175
Samsung Life Insurance Co. Ltd.	255,043	13,035,482
Samsung SDI Co. Ltd.	174,800	81,072,454
Samsung SDS Co. Ltd.(c)	119,638	12,839,458
Samsung Securities Co. Ltd.	198,701	5,608,120
Shinhan Financial Group Co. Ltd.	1,364,570	36,654,569
SK Biopharmaceuticals Co. Ltd.(a)	99,574	6,447,491
SK Bioscience Co. Ltd.(a)(c)	85,426	4,748,539
SK Hynix Inc.(c)	1,735,579	159,586,716
SK IE Technology Co. Ltd.(a)(b)	82,004	5,591,568
SK Inc.	116,100	12,676,955
SK Innovation Co. Ltd.(a)	175,040	23,478,298
SK Square Co. Ltd.(a)	314,779	10,724,480
SKC Co. Ltd.(c)	63,426	4,383,044
S-Oil Corp.	142,662	7,879,794
Woori Financial Group Inc.	1,934,009	17,399,380
Yuhan Corp.	170,528	9,386,837

		2,530,738,610

Taiwan — 14.8%
Accton Technology Corp.(c)	1,603,000	23,907,685
Acer Inc.(c)	9,335,121	10,703,457
Advantech Co. Ltd.	1,497,213	16,112,003
Airtac International Group	444,526	12,805,175
ASE Technology Holding Co. Ltd.(c)	9,731,110	36,017,449

Security	Shares	Value

Taiwan (continued)
Asia Cement Corp.(c)	7,327,077	$9,178,176
Asustek Computer Inc.(c)	2,242,968	28,259,131
AUO Corp.	20,803,200	11,616,765
Catcher Technology Co. Ltd.	1,838,210	10,400,502
Cathay Financial Holding Co. Ltd.(c)	30,152,000	43,112,435
Chailease Holding Co. Ltd.(c)	4,876,081	27,181,265
Chang Hwa Commercial Bank Ltd.	17,258,047	9,365,868
Cheng Shin Rubber Industry Co. Ltd.	6,199,128	7,700,926
China Airlines Ltd.(c)	9,386,000	6,652,481
China Development Financial Holding Corp.(a)	51,204,588	19,023,884
China Steel Corp.(c)	37,512,313	31,200,945
Chunghwa Telecom Co. Ltd.	12,106,410	44,138,143
Compal Electronics Inc.(c)	13,013,908	12,993,678
CTBC Financial Holding Co. Ltd.	56,025,772	41,874,981
Delta Electronics Inc.(c)	6,193,000	66,927,085
E Ink Holdings Inc.(c)	2,719,000	15,541,292
E.Sun Financial Holding Co. Ltd.(c)	44,660,378	34,250,522
Eclat Textile Co. Ltd.(c)	566,427	9,024,186
eMemory Technology Inc.(c)	206,000	11,669,855
Eva Airways Corp.(c)	8,341,000	8,231,742
Evergreen Marine Corp. Taiwan Ltd.(c)	3,229,324	10,784,418
Far Eastern New Century Corp.(c)	9,329,038	8,235,193
Far EasTone Telecommunications Co. Ltd.(c)	5,075,000	11,256,503
Feng TAY Enterprise Co. Ltd.(c)	1,569,593	8,260,739
First Financial Holding Co. Ltd.	34,635,089	28,585,041
Formosa Chemicals & Fibre Corp.(c)	11,296,090	21,983,639
Formosa Petrochemical Corp.(c)	3,655,000	9,103,480
Formosa Plastics Corp.(c)	12,298,280	30,701,575
Fubon Financial Holding Co. Ltd.(c)	23,561,022	46,984,495
Giant Manufacturing Co. Ltd.	996,718	6,118,288
Gigabyte Technology Co. Ltd.	1,621,000	17,357,041
Global Unichip Corp.(c)	277,000	12,607,074
Globalwafers Co. Ltd.(c)	692,000	9,937,882
Hon Hai Precision Industry Co. Ltd.	39,659,873	132,414,096
Hotai Motor Co. Ltd.	976,380	20,768,126
Hua Nan Financial Holdings Co. Ltd.	28,228,407	18,163,937
Innolux Corp.	29,098,738	13,181,170
Inventec Corp.(c)	8,594,281	15,140,112
Largan Precision Co. Ltd.(c)	318,000	20,424,869
Lite-On Technology Corp.	6,399,246	27,357,182
MediaTek Inc.	4,830,338	106,525,623
Mega Financial Holding Co. Ltd.(c)	35,731,695	40,213,251
Micro-Star International Co. Ltd.(c)	2,198,000	10,991,223
momo.com Inc(c)	266,960	4,354,306
Nan Ya Plastics Corp.(c)	15,126,160	31,392,623
Nan Ya Printed Circuit Board Corp.(c)	719,000	5,430,319
Nanya Technology Corp.(c)	3,939,000	8,207,574
Nien Made Enterprise Co. Ltd.	580,000	5,435,847
Novatek Microelectronics Corp.(c)	1,838,000	22,976,644
Parade Technologies Ltd.(c)	254,000	7,131,176
Pegatron Corp.	6,135,414	15,003,337
PharmaEssentia Corp.(a)	755,000	8,478,752
Pou Chen Corp.	7,175,220	6,438,092
Powerchip Semiconductor Manufacturing Corp.(c)	9,759,000	8,511,045
President Chain Store Corp.	1,818,000	15,244,940
Quanta Computer Inc.(c)	8,595,000	68,130,378
Realtek Semiconductor Corp.(c)	1,511,637	19,754,605
Ruentex Development Co. Ltd.(a)	5,689,241	6,572,595

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Shanghai Commercial & Savings Bank Ltd. (The)	12,232,229	$16,360,452
Shin Kong Financial Holding Co. Ltd.(a)(c)	42,146,149	12,517,492
Silergy Corp.(c)	1,035,000	9,252,845
SinoPac Financial Holdings Co. Ltd.	33,439,521	17,948,551
Synnex Technology International Corp.(c)	3,976,834	7,622,268
Taishin Financial Holding Co. Ltd.	35,694,523	19,928,215
Taiwan Business Bank	19,673,184	8,232,138
Taiwan Cement Corp.(c)	19,601,748	21,489,752
Taiwan Cooperative Financial Holding Co. Ltd.	32,759,701	26,996,834
Taiwan High Speed Rail Corp.	6,262,000	5,843,446
Taiwan Mobile Co. Ltd.	5,499,600	16,089,575
Taiwan Semiconductor Manufacturing Co. Ltd.	78,309,000	1,345,579,707
Unimicron Technology Corp.(c)	4,363,000	25,245,535
Uni-President Enterprises Corp.	15,338,839	34,009,517
United Microelectronics Corp.(c)	35,769,000	51,069,130
Vanguard International Semiconductor Corp.(c)	2,865,000	6,125,718
Voltronic Power Technology Corp.	209,000	9,485,994
Walsin Lihwa Corp.	8,423,406	10,017,980
Wan Hai Lines Ltd.(c)	2,230,090	3,165,517
Winbond Electronics Corp.(a)	9,488,000	7,813,873
Wistron Corp.(c)	8,296,000	30,328,955
Wiwynn Corp.	278,000	13,548,181
WPG Holdings Ltd.(c)	5,070,449	8,725,455
Yageo Corp.(c)	1,041,940	15,828,382
Yang Ming Marine Transport Corp.(c)	5,550,000	7,351,199
Yuanta Financial Holding Co. Ltd.	32,268,004	24,690,608
Zhen Ding Technology Holding Ltd.	2,107,075	6,378,865

		3,169,693,005

Thailand — 2.0%
Advanced Info Service PCL, NVDR	3,761,800	23,191,501
Airports of Thailand PCL, NVDR(a)	13,407,200	27,746,853
Asset World Corp. PCL, NVDR	25,431,500	3,163,925
B Grimm Power PCL, NVDR	3,045,900	2,957,839
Bangkok Dusit Medical Services PCL, NVDR	34,777,900	27,799,461
Bangkok Expressway & Metro PCL, NVDR	24,324,000	6,007,639
Banpu PCL, NVDR(c)	24,186,000	5,935,664
Berli Jucker PCL, NVDR	3,323,700	3,201,607
BTS Group Holdings PCL, NVDR	24,171,200	5,070,873
Bumrungrad Hospital PCL, NVDR	1,895,000	14,008,830
Central Pattana PCL, NVDR	6,419,700	12,594,156
Central Retail Corp. PCL, NVDR	5,751,234	6,765,795
Charoen Pokphand Foods PCL, NVDR(c)	11,952,800	7,064,939
CP ALL PCL, NVDR	18,655,200	34,737,952
CP Axtra PCL(c)	6,726,300	6,957,111
Delta Electronics Thailand PCL, NVDR(c)	9,912,600	30,677,922
Electricity Generating PCL, NVDR	753,100	2,868,103
Energy Absolute PCL, NVDR(c)	5,335,500	9,634,050
Global Power Synergy PCL, NVDR	2,430,800	3,657,623
Gulf Energy Development PCL, NVDR(c)	9,324,100	12,775,924
Home Product Center PCL, NVDR	18,811,714	7,353,543
Indorama Ventures PCL, NVDR	5,420,480	4,486,084
Intouch Holdings PCL, NVDR(c)	3,057,925	6,349,712
Kasikornbank PCL, NVDR	1,923,100	7,163,808
Krung Thai Bank PCL, NVDR	11,232,600	6,187,767
Krungthai Card PCL, NVDR(c)	3,319,200	4,594,567
Land & Houses PCL, NVDR	26,210,500	6,209,880
Minor International PCL, NVDR	10,263,820	9,738,583
Muangthai Capital PCL, NVDR(c)	2,583,300	3,002,417
Osotspa PCL, NVDR	4,296,600	3,679,649

Security	Shares	Value

Thailand (continued)
PTT Exploration & Production PCL, NVDR	4,403,039	$19,933,557
PTT Global Chemical PCL, NVDR	7,142,630	7,590,083
PTT Oil & Retail Business PCL, NVDR	9,816,900	5,716,417
PTT Public Company Ltd., NVDR	31,738,700	31,490,546
Ratch Group PCL, NVDR	3,489,300	3,537,347
SCB X PCL, NVS	2,588,000	8,716,030
SCG Packaging PCL, NVDR	4,111,000	4,810,188
Siam Cement PCL (The), NVDR	2,482,500	22,178,187
Thai Oil PCL, NVDR	3,868,800	5,690,068
TMBThanachart Bank PCL, NVDR	77,176,700	3,768,749
True Corp. PCL	33,290,520	6,553,601

		425,568,550

Turkey — 0.7%
Akbank TAS	9,994,675	10,751,751
Aselsan Elektronik Sanayi Ve Ticaret AS	4,409,640	6,338,688
BIM Birlesik Magazalar AS	1,452,240	13,708,237
Enka Insaat ve Sanayi AS	2	2
Eregli Demir ve Celik Fabrikalari TAS(a)(c)	4,561,157	7,330,312
Ford Otomotiv Sanayi AS	225,779	7,289,585
Haci Omer Sabanci Holding AS	3,243,043	7,251,118
Hektas Ticaret TAS(a)	3,658,441	3,507,513
KOC Holding AS	2,401,953	12,745,128
Koza Altin Isletmeleri AS	3,163,969	3,365,465
Pegasus Hava Tasimaciligi AS(a)	144,219	4,717,963
Sasa Polyester Sanayi AS(a)	3,366,858	6,646,710
Tofas Turk Otomobil Fabrikasi AS	401,393	4,050,811
Turk Hava Yollari AO(a)	1,754,645	16,073,929
Turkcell Iletisim Hizmetleri AS	3,816,662	7,959,351
Turkiye Is Bankasi AS, Class C	11,234,456	8,844,313
Turkiye Petrol Rafinerileri AS	3,061,204	16,155,900
Turkiye Sise ve Cam Fabrikalari AS	4,409,339	8,446,988
Yapi ve Kredi Bankasi AS	10,836,460	6,436,050

		151,619,814

United Arab Emirates — 1.3%
Abu Dhabi Commercial Bank PJSC	9,309,920	21,874,383
Abu Dhabi Islamic Bank PJSC	4,618,023	13,100,953
Abu Dhabi National Oil Co. for Distribution PJSC	9,933,453	10,303,963
Aldar Properties PJSC	12,246,561	17,529,517
Americana Restaurants International PLC	8,032,874	9,644,697
Dubai Islamic Bank PJSC	9,168,469	14,075,876
Emaar Properties PJSC	21,075,469	40,501,985
Emirates NBD Bank PJSC	6,044,828	26,898,058
Emirates Telecommunications Group Co. PJSC	11,079,347	59,845,969
First Abu Dhabi Bank PJSC	14,046,841	52,304,145
Multiply Group(a)	12,528,532	12,989,103

		279,068,649

Total Common Stocks — 97.6% (Cost: $20,253,316,488)		20,839,016,699

Preferred Stocks

Brazil — 1.4%
Banco Bradesco SA, Preference Shares, NVS	16,884,854	50,974,560
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	800,866	6,265,193
Cia. Energetica de Minas Gerais, Preference Shares, NVS	4,425,542	11,019,059
Gerdau SA, Preference Shares, NVS	3,698,187	19,304,759

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Itau Unibanco Holding SA, Preference Shares, NVS	15,397,756	$85,290,021
Itausa SA, Preference Shares, NVS	16,180,986	30,192,003
Petroleo Brasileiro SA, Preference Shares, NVS	15,136,156	97,625,998

		300,671,593

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	453,979	28,115,265

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	1,437,164	9,556,500

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(a)(d)	25,014,400	2,609

South Korea — 0.6%
Hyundai Motor Co.
Preference Shares, NVS	69,536	5,351,396
Series 2, Preference Shares, NVS	114,359	8,999,503
LG Chem Ltd., Preference Shares, NVS	25,132	6,486,351
Samsung Electronics Co. Ltd., Preference Shares, NVS	2,615,714	106,773,329

		127,610,579

Total Preferred Stocks — 2.2% (Cost: $289,521,478)		465,956,546

Rights

Brazil — 0.0%
Itausa SA, (Expires 09/29/23, Strike Price BRL 6.50)(a)	236,504	132,292

China — 0.0%
Kangmei Pharmaceutical Co. Ltd., (Expires 12/31/49)(a)	274,733	—

Security	Shares	Value

South Korea — 0.0%
SK Innovation Co. Ltd., (Expires 09/19/23, Strike Price KRW 139,600.00)(a)	14,402	$412,420

Total Rights — 0.0% (Cost: $—)		544,712

Total Long-Term Investments — 99.8% (Cost: $20,542,837,966)		21,305,517,957

Short-Term Securities

Money Market Funds — 3.3%

BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	706,596,695	706,808,674

Total Short-Term Securities — 3.3% (Cost: $706,450,213)		706,808,674

Total Investments — 103.1% (Cost: $21,249,288,179)		22,012,326,631

Liabilities in Excess of Other Assets — (3.1)%		(653,948,996)

Net Assets — 100.0%		$21,358,377,635

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$794,990,945	$—	$(88,230,421	)(a)	$83,844	$(35,694)	$706,808,674	706,596,695	$10,468,877	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	64,750,000	—	(64,750,000	)(a)	—	—	—	—	1,582,960		15

					$83,844	$(35,694)	$706,808,674		$12,051,837		$15

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	765	09/15/23	$37,458	$(93,304)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$93,304	$—	$—	$—	$93,304

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,072,042)	$—	$—	$—	$(1,072,042)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,410,525	$—	$—	$—	$2,410,525

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$49,390,429

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,857,297,412	$17,981,688,158	$31,129	$20,839,016,699
Preferred Stocks	338,343,358	127,610,579	2,609	465,956,546
Rights	544,712	—	—	544,712
Short-Term Securities
Money Market Funds	706,808,674	—	—	706,808,674

	$3,902,994,156	$18,109,298,737	$33,738	$22,012,326,631

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (93,304)	$ —	$ —	$ (93,304)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$—	$21,305,517,957
Investments, at value — affiliated(c)	135,408,374	706,808,674
Cash	8,023	92,525,089
Cash pledged for futures contracts	—	1,579,000
Foreign currency, at value(d)	—	76,479,437
Receivables:
Investments sold	—	297,811,592
Securities lending income — affiliated	—	1,016,215
Capital shares sold	118	—
Dividends — unaffiliated	—	38,581,969
Dividends — affiliated	4,771	160,720
From investment adviser	2,585	—
Tax reclaims	—	429,953
Unrealized appreciation on forward foreign currency exchange contracts	2,206,765	—
Other assets	—	6,291,196

Total assets	137,630,636	22,527,201,802

LIABILITIES
Cash received as collateral for OTC derivatives	1,160,000	—
Bank borrowings	—	89,688,774
Collateral on securities loaned, at value	—	706,168,568
Payables:
Investments purchased	2,030,752	338,054,122
Capital shares redeemed	—	32,441
Deferred foreign capital gain tax	—	19,801,468
Foreign taxes	—	763,918
Investment advisory fees	—	13,637,355
Variation margin on futures contracts	—	677,521

Unrealized depreciation on forward foreign currency exchange contracts	142,872	—

Total liabilities	3,333,624	1,168,824,167

Commitments and contingent liabilities

NET ASSETS	$134,297,012	$21,358,377,635

NET ASSETS CONSIST OF
Paid-in capital	$163,453,567	$33,371,654,582
Accumulated loss	(29,156,555)	(12,013,276,947)

NET ASSETS	$134,297,012	$21,358,377,635

NET ASSET VALUE
Shares outstanding	5,550,000	544,050,000

Net asset value	$24.20	$39.26

Shares authorized	250 million	4 billion

Par value	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$—	$20,542,837,966
(b) Securities loaned, at value	$—	$630,059,436
(c) Investments, at cost — affiliated	$155,174,550	$706,450,213
(d) Foreign currency, at cost	$—	$76,719,769

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended August 31, 2023

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF

INVESTMENT INCOME
Dividends — unaffiliated	$—	$733,263,657
Dividends — affiliated	3,285,019	1,582,960
Securities lending income — affiliated — net(a)	20,891	10,468,877
Foreign taxes withheld	—	(79,943,067)
Other foreign taxes	—	(1,452,378)

Total investment income	3,305,910	663,920,049

EXPENSES
Investment advisory	1,093,159	164,787,179
Interest expense	19,101	240,331
Commitment costs	1,747	49,961

Total expenses	1,114,007	165,077,471

Less:
Investment advisory fees waived	(1,114,007)	—

Total expenses after fees waived	—	165,077,471

Net investment income	3,305,910	498,842,578

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	—	(1,096,880,226)
Investments — affiliated	(6,803,269)	83,844
Capital gain distributions from underlying funds — affiliated	—	15
Forward foreign currency exchange contracts	190,190	—
Foreign currency transactions	—	(8,378,444)
Futures contracts	—	(1,072,042)
In-kind redemptions — unaffiliated(c)	—	382,536,021
In-kind redemptions — affiliated(c)	(1,260,138)	—

	(7,873,217)	(723,710,832)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(d)	—	274,843,337
Investments — affiliated	5,944,443	(35,694)
Forward foreign currency exchange contracts	998,800	—
Foreign currency translations	—	1,443,799
Futures contracts	—	2,410,525

	6,943,243	278,661,967

Net realized and unrealized loss	(929,974)	(445,048,865)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,375,936	$53,793,713

(a) Net of securities lending income tax paid of	$—	$1,167,809
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$(31,680)
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of increase in deferred foreign capital gain tax of	$—	$(19,801,468)

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares MSCI Emerging Markets ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,305,910	$4,332,903	$498,842,578	$671,220,251
Net realized gain (loss)	(7,873,217)	12,909,015	(723,710,832)	772,610,206
Net change in unrealized appreciation (depreciation)	6,943,243	(52,730,145)	278,661,967	(8,771,803,893)

Net increase (decrease) in net assets resulting from operations	2,375,936	(35,488,227)	53,793,713	(7,327,973,436)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(10,223,364)	(4,334,101)	(532,484,400)	(668,521,066)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,848,604)	(9,364,272)	(4,033,313,036)	2,883,573,948

NET ASSETS
Total decrease in net assets	(19,696,032)	(49,186,600)	(4,512,003,723)	(5,112,920,554)
Beginning of year	153,993,044	203,179,644	25,870,381,358	30,983,301,912

End of year	$134,297,012	$153,993,044	$21,358,377,635	$25,870,381,358

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Emerging Markets ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of year	$25.20	$31.31	$27.41		$24.38		$25.70

Net investment income(a)	0.57	0.67	0.44		0.71		0.55
Net realized and unrealized gain (loss)(b)	0.12	(6.12)	3.92		3.03		(1.27)

Net increase (decrease) from investment operations	0.69	(5.45)	4.36		3.74		(0.72)

Distributions(c)
From net investment income	(0.56)	(0.66)	(0.46)		(0.71)		(0.60)
From net realized gain	(1.13)	—	—		—		—

Total distributions	(1.69)	(0.66)	(0.46)		(0.71)		(0.60)

Net asset value, end of year	$24.20	$25.20	$31.31		$27.41		$24.38

Total Return(d)
Based on net asset value	2.93%	(17.62)%	15.96%		15.49%		(2.72)%

Ratios to Average Net Assets(e)
Total expenses	0.79%	0.78%	0.78%		0.78%		0.78%

Total expenses after fees waived	0.00%	0.00%	0.00	%(f)	0.00	%(f)	0.00%

Net investment income	2.36%	2.38%	1.41%		2.84%		2.22%

Supplemental Data
Net assets, end of year (000)	$134,297	$153,993	$203,180		$183,626		$180,376

Portfolio turnover rate(g)	11%	4%	6%		9%		7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Rounds to less than 0.01%.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF

	Year Ended 08/31/23	Year Ended 08/31/22	(a)	Year Ended 08/31/21 (a)	Year Ended 08/31/20 (a)	Year Ended 08/31/19 (a)

Net asset value, beginning of year	$39.68	$52.56		$44.56	$40.22	$43.24

Net investment income(b)	0.82	1.09	(c)	0.75	0.98	0.90
Net realized and unrealized gain (loss)(d)	(0.35)	(12.88)		8.01	4.52	(3.02)

Net increase (decrease) from investment operations	0.47	(11.79)		8.76	5.50	(2.12)

Distributions from net investment income(e)	(0.89)	(1.09)		(0.76)	(1.16)	(0.90)

Net asset value, end of year	$39.26	$39.68		$52.56	$44.56	$40.22

Total Return(f)
Based on net asset value	1.23%	(22.73	)%(c)	19.72%	13.82%	(4.87)%

Ratios to Average Net Assets(g)
Total expenses	0.70%	0.69%		0.69%	0.70%	0.68%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.69%		0.68%	0.70%	0.68%

Net investment income	2.12%	2.38	%(c)	1.45%	2.38%	2.16%

Supplemental Data
Net assets, end of year (000)	$21,358,378	$25,870,381		$30,983,302	$24,024,571	$24,631,575

Portfolio turnover rate(h)	15%	21%		9%	19%	15%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2022:

• Net investment income per share by $ —.

• Total return by 0.01%.

• Ratio of net investment income to average net assets by 0.01%.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI Emerging Markets	Diversified
MSCI Emerging Markets(a)	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

Currently the iShares Currency Hedged MSCI Emerging Markets ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI Emerging Markets ETF (the “underlying fund”). The financial statements, including the accounting policies, and Schedule of Investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI Emerging Markets ETF.

Basis of Consolidation: Effective September 23, 2021, MSCI Emerging Markets transferred all of the assets of MSCI Emerging Markets’s wholly owned Mauritius Subsidiary to MSCI Emerging Markets through on-exchange transactions in India. After the transfer, MSCI Emerging Markets began making new investments in India directly. On October 29, 2021, MSCI Emerging Markets’ Mauritius Subsidiary was dissolved.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Emerging Markets
Barclays Bank PLC	$1,800,439	$(1,800,439)	$—		$—
Barclays Capital, Inc.	439,218	(439,218)	—		—
BNP Paribas SA	1,439,779	(1,439,779)	—		—
BofA Securities, Inc.	21,438,040	(21,438,040)	—		—
Citigroup Global Markets Ltd.	30,522,685	(30,522,685)	—		—
Citigroup Global Markets, Inc.	591,070	(591,070)	—		—
Credit Suisse Securities (USA) LLC	502,488	(502,488)	—		—
Goldman Sachs & Co. LLC	76,207,449	(76,207,449)	—		—
Goldman Sachs International	42,911,846	(42,911,846)	—		—
HSBC Bank PLC	35,583,590	(35,583,590)	—		—
J.P. Morgan Securities LLC	35,443,052	(35,443,052)	—		—
J.P. Morgan Securities PLC	75,843,107	(75,843,107)	—		—
Jefferies LLC	4,663,696	(4,663,696)	—		—
Macquarie Bank Ltd.	18,759,830	(18,759,830)	—		—
Morgan Stanley	261,104,200	(261,104,200)	—		—
SG Americas Securities LLC	14,546,702	(14,546,702)	—		—
UBS AG	3,395,539	(3,395,539)	—		—
UBS Europe SE	3,550,006	(3,550,006)	—		—
UBS Securities LLC	147,880	(147,880)	—		—
Virtu Americas LLC	484,875	(484,875)	—		—
Wells Fargo Bank N.A.	683,945	(683,945)	—		—

	$630,059,436	$(630,059,436)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the iShares Currency Hedged MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.78%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Emerging Markets ETF (“EEM”), after taking into account any fee waivers by EEM.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

Currency Hedged MSCI Emerging Markets	$1,114,007

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Currency Hedged MSCI Emerging Markets	$7,897
MSCI Emerging Markets	2,776,562

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Emerging Markets	$91,012,102	$74,350,101	$(58,469,667)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$15,035,270	$21,047,229
MSCI Emerging Markets	3,451,785,160	5,571,725,188

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$52,370,862	$63,860,333
MSCI Emerging Markets	318,398,233	2,175,796,189

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Emerging Markets	$(3,651,396)	$3,651,396
MSCI Emerging Markets	280,210,266	(280,210,266)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22

Currency Hedged MSCI Emerging Markets
Ordinary income	$8,490,220	$4,334,101
Long-term capital gains	1,733,144	—

	$10,223,364	$4,334,101

MSCI Emerging Markets
Ordinary income	$532,484,400	$668,521,066

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Capital Losses(c)	Total
Currency Hedged MSCI Emerging Markets	$4,876	$—	$(20,396,638)	$(8,764,793)	$(29,156,555)
MSCI Emerging Markets	260,059,023	(13,713,746,522)	1,440,410,552	—	(12,013,276,947)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements (continued)

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Emerging Markets	$156,419,055	$2,206,765	$(22,603,403)	$(20,396,638)
MSCI Emerging Markets	20,552,270,674	6,547,182,682	(5,087,129,611)	1,460,053,071

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Emerging Markets	$117,000,000	$4,142,710	5.12%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (continued)

company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI Emerging Markets
Shares sold	2,140,000	$52,467,876	2,150,000	$61,374,135
Shares redeemed	(2,700,000)	(64,316,480)	(2,530,000)	(70,738,407)

	(560,000)	$(11,848,604)	(380,000)	$(9,364,272)

MSCI Emerging Markets
Shares sold	59,400,000	$2,379,728,785	65,250,000	$2,993,594,824
Shares redeemed	(167,400,000)	(6,413,041,821)	(2,700,000)	(110,020,876)

	(108,000,000)	$(4,033,313,036)	62,550,000	$2,883,573,948

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares Currency Hedged MSCI Emerging Markets ETF(1) iShares MSCI Emerging Markets ETF(2)

(1)

Statement of operations for the year ended August 31, 2023, statement of changes in net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023.

(2)

Statement of operations for the year ended August 31, 2023, statement of changes in net assets for the year ended August 31, 2023, consolidated statement of changes in net assets for the year ended August 31, 2022, the financial highlights for the year ended August 31, 2023 and the consolidated financial highlights for each of the four years in the period ended August 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$1,430,936
MSCI Emerging Markets	345,267,041

The Fund hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2023:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Currency Hedged MSCI Emerging Markets	$1,749,091

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Emerging Markets	$3,794,062	$514,687
MSCI Emerging Markets	785,769,285	84,565,509

The Fund hereby designate the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Short-Term Capital Gains
Currency Hedged MSCI Emerging Markets	$5,189,186

I M P O R T A N T T A X I N F O R M A T I O N	47

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

iShares MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted the tradability, liquidity and developed capital markets ecosystem associated with the Fund that differentiates it from other ETFs in the marketplace.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	51

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Emerging Markets	$0.568846	$1.125582	$—	$1.694428	34%	66%	—%	100%

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI Emerging Markets ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time.All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

S U P P L E M E N T A L I N F O R M A T I O N	53

Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Emerging Markets ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	55

Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	57

Glossary of Terms Used in this Report

Currency Abbreviation

BRL	Brazilian Real

CLP	Chilean Peso

CNH	Chinese Yuan

EUR	Euro

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-805-0823

AUGUST 31, 2023

2023 Annual Report

iShares, Inc.

•	iShares Emerging Markets Equity Factor ETF | EMGF | Cboe BZX

•	iShares ESG Aware MSCI EM ETF | ESGE | NASDAQ

•	iShares MSCI Emerging Markets ex China ETF | EMXC | NASDAQ

•	iShares MSCI Emerging Markets Min Vol Factor ETF | EEMV | Cboe BZX

•	iShares MSCI Global Min Vol Factor ETF | ACWV | Cboe BZX

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended August 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities rose, as large-capitalization U.S. stocks and developed market equities advanced strongly. However, small-capitalization U.S. stocks and emerging market equities posted more modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near term as growth trends for emerging markets appear brighter. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	14.50%	15.94%
U.S. small cap equities (Russell 2000® Index)	0.99	4.65
International equities (MSCI Europe, Australasia, Far East Index)	4.75	17.92
Emerging market equities (MSCI Emerging Markets Index)	3.62	1.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.47	4.25
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.11	(4.71)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.95	(1.19)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.04	1.70
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	4.55	7.19

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced during the 12 months ended August 31, 2023 (“reporting period”), supported by continued economic growth and moderating inflation. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 13.95% in U.S. dollar terms for the reporting period. Despite concerns about the impact of higher interest rates and rising prices, the global economy continued to grow, albeit at a slower pace than during the initial post-coronavirus pandemic recovery. Inflation began to subside in most regions of the world, and lower energy prices reduced pressure on consumers, leading consumer and business sentiment to improve. While the Russian invasion of Ukraine continued to disrupt trade in Europe and elsewhere, market adaptation lessened the economic impact of the ongoing war. The prices of several key commodities, including oil, natural gas, and wheat, either stabilized or declined during the reporting period, easing pressure on the world’s economies.

The U.S. Federal Reserve (“Fed”) tightened monetary policy rapidly, raising short-term interest rates seven times over the course of the reporting period. The pace of tightening decelerated as the Fed twice lowered the increment of increase before pausing entirely in June 2023, the first time it declined to take action since the tightening cycle began. However, the Fed then raised interest rates again at its July 2023 meeting and stated that it would continue to monitor economic data. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the pandemic.

Despite the tightening financial conditions, the U.S. economy demonstrated continued strength, and U.S. equities advanced. The economy returned to growth in the third quarter of 2022 and showed robust, if slightly slower, growth thereafter. Consumers powered the economy, increasing their spending in both nominal and inflation-adjusted terms. A strong labor market bolstered spending, as unemployment remained low, and the number of employed persons reached an all-time high. Tightness in the labor market drove higher wages, although wage growth slowed as the reporting period continued.

European stocks outpaced their counterparts in most other regions of the globe, advancing strongly for the reporting period despite modest economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices declined, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates eight times and beginning to reduce the size of its debt holdings.

Stocks in the Asia-Pacific region gained, albeit at a slower pace than other regions of the world. Japan returned to growth in the fourth quarter of 2022 and first half of 2023, as strong business investment and exports helped boost the economy and support Japanese equities. However, Chinese stocks were negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several pandemic-related lockdowns in December 2022, subsequent performance disappointed, and tensions with the U.S. increased. Emerging market stocks advanced modestly, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® Emerging Markets Equity Factor ETF

Investment Objective

The iShares Emerging Markets Equity Factor ETF (the “Fund”)(formerly the iShares MSCI Emerging Markets Multifactor ETF) seeks to track the investment results of an index composed of stocks of large- and mid-capitalization companies in emerging markets that have favorable exposure to target style factors subject to constraints, as represented by the STOXX Emerging Markets Equity Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	0.30%	1.50%	5.35%	0.30%	7.73%	49.67%

Fund Market	0.56	1.45	5.29	0.56	7.49	49.01

Index(a)	0.35	2.28	5.88	0.35	11.93	55.56

MSCI Emerging Markets Diversified Multiple Factor Index	1.90	2.59	6.10	1.90	13.66	57.98
Stoxx Emerging Markets Equity Factor Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was December 8, 2015. The first day of secondary market trading was December 10, 2015.

(a)

Index performance through February 28, 2023 reflects the performance of the MSCI Emerging Markets Diversified Multiple Factor Index. Index performance beginning on March 1, 2023 reflects the performance of the STOXX Emerging Markets Equity Factor Index, which effective as of March 1, 2023, replaced the MSCI Emerging markets Diversified Multiple Factor Index as the underlying index of the fund.

(b)	The inception date of the STOXX Emerging Markets Equity Factor Index was December 2, 2022. The cumulative total return for this index for the period March 1, 2023 through August 31, 2023 was 5.11%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,048.00	$ 1.45		$ 1,000.00	$ 1,023.80	$ 1.43		0.28%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2023 (continued)	iShares® Emerging Markets Equity Factor ETF

Portfolio Management Commentary

Emerging markets stocks with favorable exposure to five targeted factors — value, quality, momentum, low volatility, and small size — were nearly flat during the reporting period. Taiwanese stocks contributed the most to the Index’s return, as the Taiwanese economy returned to growth in the second quarter of 2023 and unemployment fell to the lowest level in 23 years. Exports of microchips to the U.S. continued to increase, and the 2022 CHIPS and Science Act in the U.S. encouraged Taiwanese investment in U.S. semiconductor manufacturing facilities.

The Taiwanese information technology sector was a source of strength, led by companies in its technology hardware, storage, and peripherals industry. Continued growth of cloud computing fueled robust sales of high-end power units used in data centers, bolstering profits in the industry. The semiconductors and semiconductor equipment industry also posted gains, helped by growing investor interest in technologies related to artificial intelligence (“AI”). Semiconductor manufacturers made capital investments in anticipation of rising customer demand for AI microchips. A slowdown in the U.S. inflation rate also provided a tailwind to Taiwanese information technology stocks, as investors grew optimistic that the monetary tightening cycle was nearing an end.

South Korean stocks advanced, particularly the steel industry in the materials sector. A leading steelmaker exceeded earnings expectations, with operating profit rising substantially, as it recovered from a lengthy, typhoon-related mill closure early in the reporting period. Battery material sales also increased significantly, bolstering earnings.

Stocks in Turkey further contributed to the Index’s performance, led by the industrials sector. Strong automotive demand domestically combined with rising exports benefited auto manufacturing operations in the industrial conglomerates industry.

On the downside, Chinese stocks detracted notably from the Index’s return, negatively impacted by slowing economic growth. While investors were initially optimistic following China’s lifting of several coronavirus pandemic-related lockdowns in December 2022, subsequent economic performance disappointed. The financials sector faced headwinds, as the insurance industry’s profits were negatively impacted by volatile financial markets and the lingering economic disruption from the lockdowns. The declining value of the Chinese yuan relative to the U.S. dollar also decreased the value of Chinese stocks in U.S. dollar terms.

Equities in SaudiArabia also declined, most notably in the financials sector. Tighter liquidity amid rapid credit growth and a slowing economy drove investors’ concerns about the Saudi banking industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	22.6%
Financials	22.1
Consumer Discretionary	13.5
Communication Services	9.6
Consumer Staples	7.3
Materials	6.8
Industrials	6.7
Energy	5.2
Utilities	2.9
Health Care	2.3
Real Estate	1.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	27.5%

India	18.1

Taiwan	15.2

South Korea	12.8

Brazil	5.1

Saudi Arabia	2.9

Mexico	2.7

Indonesia	2.3

South Africa	2.2

United Arab Emirates	2.2

Thailand	1.4

Turkey	1.2

Qatar	1.1

Malaysia	1.0
Other (each representing less than 1%)	4.3

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® ESG Aware MSCI EM ETF

Investment Objective

The iShares ESG Aware MSCI EM ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities that have positive environmental, social and governance characteristics as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI Emerging Markets Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	1.81%	0.87%	5.19%	1.81%	4.42%	43.79%

Fund Market	1.98	0.71	5.13	1.98	3.61	43.22
Index	1.46	1.23	5.67	1.46	6.28	48.50

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 28, 2016. The first day of secondary market trading was June 30, 2016.

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI Emerging Markets Extended ESG Focus Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,037.70	$ 1.34		$ 1,000.00	$ 1,023.90	$ 1.33		0.26%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2023 (continued)	iShares® ESG Aware MSCI EM ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was mixed during the reporting period. Globally, fund flows to ESG-focused investments slowed in the first half of 2023 while remaining net positive.

During the reporting period, the Index of emerging market stocks with a tilt towards favorable ESG characteristics posted a modest advance. Taiwanese stocks contributed the most to the Index’s return, led by the information technology sector. Personal computer sales rebounded from a post-coronavirus pandemic slump, driving a notable recovery in industry profits late in the reporting period.

Mexican stocks also advanced, as the beverages industry in the consumer staples sector posted gains amid high consumer demand and effective digital initiatives to improve operations. Stocks from South Korea also contributed due to optimism surrounding the effect of new artificial intelligence advances on the information technology sector.

On the downside, Chinese stocks detracted from the Index’s return. Concerns about a slowdown in China’s consumer spending weighed on the industry.

In terms of relative performance, the Index was nearly in line with the broader market, as represented by the MSCI Emerging Markets Index. The Index balances seeking similar risk and return to the broad market while tilting towards companies with favorable ESG characteristics. Compared to the broader market, the Index held an underweight position in the utilities sector which helped support relative performance. Stock selection in the information technology sector also contributed to the Index’s relative performance, while stock selection in the industrials sector and financials sector detracted.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	24.9%
Information Technology	21.1
Consumer Discretionary	14.0
Communication Services	11.6
Consumer Staples	5.9
Materials	5.8
Industrials	5.5
Energy	4.5
Health Care	3.8
Utilities	1.6
Real Estate	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	29.2%
Taiwan	16.3
India	14.6
South Korea	12.7
Brazil	4.7
Saudi Arabia	3.5
South Africa	3.4
Thailand	2.9
Mexico	2.3
Malaysia	2.2
Indonesia	1.7
United Arab Emirates	1.4
Other (each representing less than 1%)	5.1

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Emerging Markets ex China ETF

Investment Objective

The iShares MSCI Emerging Markets ex China ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, excluding China, as represented by the MSCI Emerging Markets ex China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	5.69%	3.09%	2.59%	5.69%	16.46%	16.93%

Fund Market	6.71	3.05	2.61	6.71	16.19	17.12
Index	5.48	3.53	3.05	5.48	18.93	20.18

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was July 18, 2017. The first day of secondary market trading was July 20, 2017.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,073.60	$ 1.31		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Emerging Markets ex China ETF

Portfolio Management Commentary

Emerging market stocks outside of China advanced during the reporting period, as the resilient global economic environment reassured investors. The declining value of the U.S. dollar relative to many other currencies and the slowing pace of the Fed’s interest rate increases also supported emerging market stocks.

South Korean stocks contributed the most to the Index’s return, led by the information technology sector. A U.S. law enacted in August 2022 encouraged South Korean companies in the technology hardware and equipment industry to expand manufacturing in the U.S. Investors also responded favorably to early-2023 production cuts by microchip producers. The South Korean materials sector also contributed, led by the steel industry. As a South Korean steel company diversified into electric vehicle battery production, it benefited from investor optimism that a U.S. automaker will soon pivot from Chinese battery producers to South Korean producers.

Taiwanese information technology stocks contributed meaningfully to the Index’s performance. A slowdown in the U.S. inflation rate supported Taiwanese information technology stocks, as investors grew optimistic that the monetary tightening cycle was nearing an end. Companies in the technology hardware, storage, and peripherals industry and the semiconductors industry were buoyed by growing investor interest in technologies related to artificial intelligence (“AI”). In this environment, Taiwanese companies that manufacture AI servers and produce microchips for AI applications posted strong gains.

Mexican stocks also contributed, led by the consumer staples sector. The beverages industry advanced, as strong sales growth across business segments benefited a leading operator of convenience stores and bottling operations. The company’s strategic investments in digital enterprises further buoyed investor sentiment. Brazilian stocks also contributed, led by the energy sector. Investors reacted positively to the new government’s policies on pricing and capital allocation for a state-owned oil company.

On the downside, stocks in Saudi Arabia and Qatar weighed on the Index’s performance, driven by the financials sector. Banks in both countries were negatively impacted by large investments in a Swiss financial services company that was forced by the Swiss government into a takeover arrangement with a competing firm.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	26.7%
Financials	24.8
Materials	10.2
Industrials	7.5
Consumer Staples	6.5
Consumer Discretionary	6.4
Energy	5.9
Communication Services	5.1
Health Care	3.0
Utilities	2.7
Real Estate	1.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

India	21.5%
Taiwan	21.2
South Korea	17.9
Brazil	7.5
Saudi Arabia	6.2
South Africa	4.1
Mexico	3.7
Thailand	2.9
Indonesia	2.9
Malaysia	2.0
United Arab Emirates	1.9
Qatar	1.3
Poland	1.2
Kuwait	1.2
Turkey	1.0
Other (each representing less than 1%)	3.5

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Emerging Markets Min Vol Factor ETF

Investment Objective

The iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.62%	0.68%	2.25%	1.62%	3.45%	24.95%
Fund Market	1.49	0.64	2.31	1.49	3.24	25.66
Index	1.76	1.12	2.58	1.76	5.74	29.07

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,035.40	$ 1.28		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Emerging Markets Min Vol Factor ETF

Portfolio Management Commentary

Lower-volatility stocks in emerging markets posted a small gain for the reporting period. Taiwanese stocks contributed the most to the Index’s return, as the Taiwanese economy returned to growth in the second quarter of 2023 and unemployment fell to the lowest level in 23 years. Exports of microchips to the U.S. continued to increase, and the 2022 CHIPS and Science Act in the U.S. encouraged Taiwanese investment in U.S. semiconductor manufacturing facilities.

The Taiwanese information technology sector led the advance, as companies in its technology hardware, storage, and peripherals industry were buoyed by growing investor interest in technologies related to artificial intelligence (“AI”). In this environment, companies involved in AI-related activities, such as manufacturing AI servers and producing chips for AI applications, posted strong gains. Continued data center growth fueled robust sales of high-end power units used in their construction, bolstering profits in the industry. A slowdown in the U.S. inflation rate also provided a tailwind to Taiwanese information technology stocks, as investors grew optimistic that the monetary tightening cycle was nearing an end.

Indian stocks also advanced, led by the healthcare sector. Strong sales of generic drugs in the U.S. and the acquisition of a U.S. biotechnology firm benefited Indian pharmaceuticals companies. Collaboration with a U.S. online pharmacy dedicated to low-cost generic drug sales bolstered the industry’s presence in the critical U.S. market.

On the downside, Qatari stocks detracted from the Index’s performance, particularly stocks in the financials sector. Prices for liquefied natural gas, Qatar’s largest export product, dropped by more than two-thirds, as global markets adjusted to supply disruptions following Russia’s invasion of Ukraine in early 2022. This decline negatively impacted stocks in the banking industry, reflecting banks’ significant loan exposure to oil and gas businesses faced with lower values for their products.

In terms of relative performance, the Index was nearly in line with the broader market, as measured by the MSCI Emerging Markets Index. Stocks with low-volatility characteristics generally perform better in an environment of market declines or muted market returns. Looking at sectors, the Index had an overweight position in the healthcare sector and an underweight position in the information technology sector. Both positions detracted from the Index’s relative performance. Stock selection in the financials, industrials, and materials sectors also detracted.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	22.6%
Information Technology	17.3
Communication Services	14.4
Consumer Staples	11.1
Health Care	9.4
Consumer Discretionary	8.3
Industrials	5.0
Materials	4.5
Utilities	3.7
Energy	2.4
Real Estate	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	23.0%
Taiwan	18.5
India	16.1
Saudi Arabia	9.4
South Korea	7.5
Thailand	5.8
Malaysia	4.4
United Arab Emirates	4.0
Qatar	2.6
Kuwait	2.5
Philippines	1.5
Indonesia	1.3
Mexico	1.0
Other (each representing less than 1%)	2.4

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2023	iShares® MSCI Global Min Vol Factor ETF

Investment Objective

The iShares MSCI Global MinVol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	5.00%	4.55%	7.36%	5.00%	24.89%	103.44%
Fund Market	5.07	4.56	7.37	5.07	24.98	103.64
Index	4.61	4.39	7.17	4.61	23.95	99.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,057.10	$ 1.04		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2023 (continued)	iShares® MSCI Global Min Vol Factor ETF

Portfolio Management Commentary

Lower-volatility global stocks advanced for the reporting period, as the world economy showed resilience despite the challenges of inflation and higher interest rates. Stocks in the U.S., which represented approximately 56% of the Index on average, contributed the most to the Index’s return. Solid economic growth and low unemployment helped support strong consumer spending, benefiting U.S. stocks.

The U.S. healthcare sector advanced notably, as innovation in development of new treatments for common medical conditions drove gains in the sector. The biotechnology industry was a leading source of strength, helped by approval of a treatment for several eye diseases. Food and Drug Administration approval of a drug targeting a type of breast cancer bolstered the biotechnology industry’s gains, and development of a promising diabetes drug for treatment of obesity buoyed the pharmaceuticals industry. The U.S. information technology sector also contributed to the Index’s return, particularly the software industry. The rapidly growing use of artificial intelligence (“AI”) applications drove higher revenue and earnings in the industry, as spending on cloud services to power AI increased sharply.

Japanese stocks also gained, helped by Japan’s improving economy and corporate reforms designed to reorient focus on profits. In October 2022, Japan lifted strict coronavirus pandemic-related border controls, driving a significant increase in tourism and stimulating consumer spending. Stocks in the industrials sector advanced, as strong performance in food and retail operations boosted earnings for a large company in the trading companies and distributors industry.

Equities from Taiwan advanced amid strength in the information technology sector. Companies in the technology hardware, storage, and peripherals industry were buoyed by growing investor interest in technologies related to AI, benefiting companies that manufacture AI servers and produce chips for AI applications.

In terms of relative performance, the Index significantly underperformed the broader market, as measured by the MSCI All Country World Index. Stocks with low-volatility characteristics generally perform better in an environment of market declines or muted market returns. Consequently, as global stocks rebounded, led by large information technology companies, lower-volatility stocks posted generally lower returns. Looking at sectors, stock selection in the communication services sector was the largest detractor from the Index’s relative performance. An underweight position in the information technology sector, which rallied sharply during the reporting period, also detracted, as did an overweight position in the utilities sector.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	18.0%
Information Technology	17.3
Financials	13.0
Communication Services	12.0
Consumer Staples	11.9
Industrials	9.2
Utilities	7.1
Consumer Discretionary	5.9
Materials	3.4
Energy	1.9
Real Estate	0.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	56.3%
Japan	10.7
China	7.4
Taiwan	5.3
India	4.9
Switzerland	3.4
Canada	1.9
Hong Kong	1.8
Saudi Arabia	1.4
Singapore	1.0
Other (each representing less than 1%)	5.9

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments August 31, 2023	iShares® Emerging Markets Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.8%
B3 SA - Brasil, Bolsa, Balcao	1,196,719	$3,124,681
Banco do Brasil SA	149,227	1,419,330
Centrais Eletricas Brasileiras SA	101,092	719,804
Cia. de Saneamento Basico do Estado de Sao Paulo	32,423	379,225
Cia. Energetica de Minas Gerais	57,426	228,333
Cia. Siderurgica Nacional SA	183,021	447,569
CPFL Energia SA	61,118	421,478
CSN Mineracao SA	847,441	732,433
Hypera SA	74,783	588,804
JBS SA	584,285	2,170,989
Neoenergia SA	191,252	704,443
Petroleo Brasileiro SA	327,780	2,286,229
Porto Seguro SA	54,884	289,268
Raia Drogasil SA	45,244	251,069
Sendas Distribuidora SA	75,409	176,795
Suzano SA	89,905	910,479
Tim SA	394,947	1,149,259
Vale SA	370,316	4,866,705
Vibra Energia SA	325,625	1,213,848
WEG SA	170,968	1,238,746

		23,319,487

Chile — 0.4%
Banco de Chile	3,993,209	435,590
Banco Santander Chile	1,292,558	61,856
Cencosud SA	477,107	1,021,295
Colbun SA	1,371,372	215,156
Empresas CMPC SA	284,569	516,691
Empresas COPEC SA	37,387	270,043
Quinenco SA	55,606	174,841

		2,695,472

China — 27.5%
37 Interactive Entertainment Network Technology
Group Co. Ltd., Class A	230,600	781,624
3SBio Inc.(a)	330,500	276,387
Agricultural Bank of China Ltd., Class A	936,300	445,021
Agricultural Bank of China Ltd., Class H	1,056,000	361,949
AIMA Technology Group Co. Ltd.	89,500	348,818
Alibaba Group Holding Ltd.(b)	1,369,348	15,892,838
Anhui Guangxin Agrochemical Co. Ltd.	96,860	267,516
Anhui Gujing Distillery Co. Ltd., Class A	12,300	486,489
Anhui Jinhe Industrial Co. Ltd.	29,600	89,089
ANTA Sports Products Ltd.	139,000	1,566,975
Autohome Inc., ADR	12,818	370,440
AVIC Industry-Finance Holdings Co. Ltd., Class A	783,400	397,305
Baidu Inc.(b)	201,650	3,601,315
Bank of Chengdu Co. Ltd., Class A	44,300	83,404
Bank of China Ltd., Class A	108,900	56,098
Bank of China Ltd., Class H	9,829,000	3,331,216
Bank of Communications Co. Ltd., Class H	1,283,000	734,326
Beijing Tongrentang Co. Ltd., Class A	49,300	380,928
Biem.L.Fdlkk Garment Co. Ltd.	48,300	229,109
Bosideng International Holdings Ltd.	2,920,000	1,145,847
BYD Co. Ltd., Class A	6,000	205,788
BYD Co. Ltd., Class H	67,000	2,104,514
C&S Paper Co. Ltd., Class A	48,500	68,694
Caida Securities Co. Ltd.	302,100	344,711
China CITIC Bank Corp. Ltd., Class A	463,700	348,367
China Coal Energy Co. Ltd.	214,600	237,425

Security	Shares	Value

China (continued)
China Coal Energy Co. Ltd., Class H	879,000	$599,634
China Construction Bank Corp., Class H	10,596,000	5,669,399
China Galaxy Securities Co. Ltd., Class H	1,928,500	1,037,464
China Hongqiao Group Ltd.	440,500	438,485
China International Capital Corp. Ltd., Class H(a)	557,600	1,070,944
China Life Insurance Co. Ltd., Class H	346,000	524,412
China Medical System Holdings Ltd.	429,000	617,872
China Merchants Bank Co. Ltd., Class H	557,500	2,207,599
China Merchants Securities Co. Ltd., Class H(a)(c)	443,800	408,968
China National Building Material Co. Ltd., Class H	796,000	404,580
China National Software & Service Co. Ltd., Class A	88,220	523,129
China Overseas Property Holdings Ltd.	480,000	573,109
China Pacific Insurance Group Co. Ltd., Class H	31,400	71,813
China Petroleum & Chemical Corp., Class A	605,800	505,186
China Petroleum & Chemical Corp., Class H	2,496,000	1,459,426
China Railway Group Ltd., Class H	383,000	202,619
China Resources Beer Holdings Co. Ltd.	216,000	1,268,211
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	55,200	122,372
China Resources Land Ltd.	174,000	735,446
China Resources Mixc Lifestyle Services Ltd.(a)	46,800	202,229
China Resources Pharmaceutical Group Ltd.(a)	1,090,500	727,957
China Resources Power Holdings Co. Ltd.	262,000	512,953
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	73,700	481,838
China Shenhua Energy Co. Ltd., Class A	188,800	730,924
China Shenhua Energy Co. Ltd., Class H	244,000	710,166
China World Trade Center Co. Ltd.	43,600	114,954
China Yongda Automobiles Services Holdings Ltd.	939,000	416,519
Chongqing Changan Automobile Co. Ltd., Class A	218,200	376,503
Chongqing Rural Commercial Bank Co. Ltd., Class H	765,000	270,053
Chow Tai Fook Jewellery Group Ltd.(c)	431,000	653,552
CITIC Ltd.	42,000	41,681
CMOC Group Ltd., Class H	519,000	309,617
CNPC Capital Co. Ltd., NVS	35,400	32,668
COFCO Capital Holdings Co. Ltd.	161,400	169,544
COSCO Shipping Holdings Co. Ltd., Class H	557,500	571,708
Country Garden Holdings Co. Ltd.(b)(c)	440,000	49,873
CSC Financial Co. Ltd., Class A	159,700	566,195
CSC Financial Co. Ltd., Class H(a)	676,000	719,543
Daan Gene Co. Ltd., Class A	93,110	120,054
Daqo New Energy Corp., ADR(b)(c)	10,858	401,420
DaShenLin Pharmaceutical Group Co. Ltd., Class A	94,620	346,457
Eastern Air Logistics Co. Ltd.	131,400	222,862
Ecovacs Robotics Co. Ltd., Class A	59,600	434,586
Focus Media Information Technology Co. Ltd., Class A	391,600	413,630
G-Bits Network Technology Xiamen Co. Ltd., Class A	7,700	441,941
GD Power Development Co. Ltd., Class A	1,289,000	621,802
GF Securities Co. Ltd., Class H	435,400	621,258
Giant Biogene Holding Co. Ltd.(a)(b)	174,200	835,291
Great Wall Motor Co. Ltd., Class H	391,500	463,849
Gree Electric Appliances Inc. of Zhuhai, Class A	17,100	84,105
Gree Real Estate Co. Ltd.	71,500	61,202
Greentown China Holdings Ltd.	222,500	264,236
Guangdong Zhongsheng Pharmaceutical Co. Ltd.	77,400	160,912
Guosheng Financial Holding Inc.(b)	114,000	164,614
H World Group Ltd.(b)	130,500	525,894
Hainan Haide Capital Management Co. Ltd.	130,690	210,664
Hangzhou Binjiang Real Estate Group Co. Ltd.	315,600	455,522
Hangzhou Robam Appliances Co. Ltd., Class A	22,000	83,106

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Emerging Markets Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Heilongjiang Agriculture Co. Ltd., Class A	184,000	$339,069
Hengdian Group DMEGC Magnetics Co. Ltd.	89,300	201,199
Hisense Home Appliances Group Co. Ltd.	87,600	294,739
Holly Futures Co. Ltd.	46,100	82,202
Hopson Development Holdings Ltd.(b)	854,080	523,374
Huatai Securities Co. Ltd., Class H(a)	181,600	238,948
Hundsun Technologies Inc., Class A	50,900	251,826
Industrial & Commercial Bank of China Ltd., Class H	8,637,000	3,959,868
Inner Mongolia Dazhong Mining Co. Ltd.	89,900	132,624
Inner Mongolia Eerduosi Resources Co. Ltd., Class B	138,720	126,934
JD Health International Inc.(a)(b)	158,050	852,152
JD.com Inc., Class A	199,000	3,305,012
Jiangsu Expressway Co. Ltd., Class H	82,000	74,051
Jiangsu King’s Luck Brewery JSC Ltd., Class A	100,000	822,896
Jiangxi Copper Co. Ltd., Class H	126,000	196,245
Jinhui Liquor Co. Ltd.	52,200	186,802
Jinneng Holding Shanxi Coal Industry Co. Ltd.	161,200	216,537
JiuGui Liquor Co. Ltd., Class A	31,200	383,955
Jizhong Energy Resources Co. Ltd.	346,400	290,067
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	189,000	296,385
Joyoung Co. Ltd., Class A	70,100	133,880
JOYY Inc., ADR	4,854	166,589
Kanzhun Ltd., ADR(b)	33,635	497,798
KE Holdings Inc., ADR(b)	30,731	528,573
Kehua Data Co. Ltd.	14,600	63,903
Kingboard Holdings Ltd.	228,500	518,523
Kingboard Laminates Holdings Ltd.	1,342,000	1,115,310
KingClean Electric Co. Ltd.	37,500	137,115
Kingnet Network Co. Ltd.(b)	221,700	461,212
Koolearn Technology Holding Ltd.(a)(b)	71,000	359,670
Kuaishou Technology(a)(b)	226,900	1,857,385
Kunlun Energy Co. Ltd.	728,000	532,957
Kweichow Moutai Co. Ltd., Class A	4,700	1,194,759
Legend Holdings Corp., Class H(a)	170,000	151,961
Lenovo Group Ltd.	1,220,000	1,378,998
Li Auto Inc.(b)	95,100	1,979,966
Li Ning Co. Ltd.	188,000	888,545
Lufax Holding Ltd., ADR	127,394	154,147
Meihua Holdings Group Co. Ltd.	307,800	386,149
Meituan, Class B(a)(b)	436,120	7,217,415
Metallurgical Corp. of China Ltd., Class H	3,150,000	686,591
MMG Ltd.(b)	824,000	273,427
NetEase Inc.	198,200	4,106,200
New Oriental Education & Technology Group Inc.(b)	76,400	414,490
Newland Digital Technology Co. Ltd., Class A(b)	98,900	270,924
Nongfu Spring Co. Ltd., Class H(a)	378,800	2,127,494
Northeast Securities Co. Ltd., Class A	240,300	260,156
Opple Lighting Co. Ltd.	53,800	158,638
Orient Overseas International Ltd.	132,000	1,770,290
Orient Securities Co. Ltd.(a)(c)	1,450,000	804,654
People.cn Co. Ltd.	57,700	329,327
People’s Insurance Co. Group of China Ltd. (The), Class H	1,377,000	468,708
Perfect World Co. Ltd., Class A	192,200	364,749
PetroChina Co. Ltd., Class A	2,163,500	2,306,081
PetroChina Co. Ltd., Class H	416,000	300,088
PICC Property & Casualty Co. Ltd., Class H	429,000	493,332
Pinduoduo Inc., ADR(b)(c)	71,126	7,039,340
Ping An Insurance Group Co. of China Ltd., Class H	590,000	3,532,416

Security	Shares	Value

China (continued)
Pingdingshan Tianan Coal Mining Co. Ltd.	57,500	$67,417
Postal Savings Bank of China Co. Ltd., Class H(a)	2,781,000	1,371,673
Qifu Technology Inc.	53,362	907,154
Radiance Holdings Group Co. Ltd.(b)(c)	328,000	151,404
Sanquan Food Co. Ltd., Class A	102,200	206,527
Shaanxi Coal Industry Co. Ltd., Class A	126,900	290,130
Shan Xi Hua Yang Group New Energy Co. Ltd.	62,300	64,709
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	109,329	263,084
Shandong Jinjing Science & Technology Co. Ltd.	67,000	68,242
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	350,000	348,489
Shanghai Baosight Software Co. Ltd., Class B	343,528	780,373
Shanghai Flyco Electrical Appliance Co. Ltd.	15,100	140,737
Shanghai International Port Group Co. Ltd., Class A	193,481	135,684
Shanghai M&G Stationery Inc., Class A	15,000	77,617
Shanghai Stonehill Technology Co.Ltd., Class A	337,600	145,476
Shanghai Wanye Enterprises Co. Ltd.	64,100	139,783
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	214,700	480,248
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	6,000	199,663
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	60,000	227,850
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	121,760	389,348
Sino Biopharmaceutical Ltd.	1,175,000	446,016
Sinopec Shanghai Petrochemical Co. Ltd., Class H(b)(c)	1,750,000	245,527
Sinosoft Co. Ltd.	31,100	152,869
Sinotrans Ltd., Class H	2,610,000	1,058,265
Sinotruk Hong Kong Ltd.	666,000	1,235,960
Skshu Paint Co. Ltd., Class A(b)	9,520	98,724
Sun Art Retail Group Ltd.	593,000	138,938
Taiji Computer Corp. Ltd.	63,400	320,718
TAL Education Group, ADR(b)	101,415	714,976
Tencent Holdings Ltd.	502,900	20,840,344
Tingyi Cayman Islands Holding Corp.	1,024,000	1,503,537
Topsports International Holdings Ltd.(a)	416,000	338,779
Trip.com Group Ltd.(b)	41,450	1,632,547
Tsingtao Brewery Co. Ltd., Class H	86,000	715,145
Uni-President China Holdings Ltd.	479,000	354,256
Vipshop Holdings Ltd., ADR(b)(c)	33,652	531,365
Want Want China Holdings Ltd.	1,728,000	1,142,882
Weichai Power Co. Ltd., Class H	365,000	472,829
Xiamen Xiangyu Co. Ltd.	198,800	191,204
Yankuang Energy Group Co. Ltd., Class A	100,350	237,121
Yankuang Energy Group Co. Ltd., Class H(c)	525,000	824,191
Yifeng Pharmacy Chain Co. Ltd., Class A	16,280	79,591
Yixintang Pharmaceutical Group Co. Ltd., Class A	67,000	209,014
Yongan Futures Co. Ltd.	68,400	156,864
Zangge Mining Co. Ltd.	20,700	63,900
Zhejiang Semir Garment Co. Ltd., Class A	178,000	149,384
Zhongshan Broad Ocean Motor Co. Ltd.	217,500	162,252
Zijin Mining Group Co. Ltd., Class H	364,000	570,153
ZTE Corp., Class H	50,000	160,921

		166,599,268

Colombia — 0.1%
Bancolombia SA	9,698	68,992
Grupo Energia Bogota SA ESP	410,149	162,034
Interconexion Electrica SA ESP	172,843	632,976

		864,002

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2023	iShares® Emerging Markets Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Czech Republic — 0.5%
CEZ AS	28,858	$1,228,647
Komercni Banka AS	61,958	1,934,720

		3,163,367

Egypt — 0.2%
Eastern Co. SAE	1,973,210	977,550

Greece — 0.5%
Hellenic Telecommunications Organization SA	76,020	1,136,061
JUMBO SA	7,750	239,674
National Bank of Greece SA(b)	100,737	683,981
OPAP SA	65,835	1,111,663

		3,171,379

Hong Kong — 0.3%
BOC Hong Kong Holdings Ltd.	612,500	1,701,702
Simcere Pharmaceutical Group Ltd.(a)	403,000	314,123

		2,015,825

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	78,614	594,481
OTP Bank Nyrt	15,700	640,204
Richter Gedeon Nyrt	3,276	82,217

		1,316,902

India — 18.1%
3M India Ltd.	3,047	1,146,338
ABB India Ltd.	29,943	1,583,619
ACC Ltd.	28,576	691,844
Adani Enterprises Ltd.	53,174	1,552,373
AIA Engineering Ltd.	29,650	1,322,646
Ambuja Cements Ltd.	157,877	816,356
Apollo Hospitals Enterprise Ltd.	13,819	802,965
Asian Paints Ltd.	34,392	1,352,143
Bajaj Auto Ltd.	19,818	1,103,535
Bajaj Finance Ltd.	16,943	1,464,493
Bharat Electronics Ltd.	1,296,013	2,082,174
Bharti Airtel Ltd.	169,023	1,747,536
Britannia Industries Ltd.	2,051	110,672
CG Power and Industrial Solutions Ltd.	35,816	185,647
Cholamandalam Investment and Finance Co. Ltd.	14,073	190,569
Coal India Ltd.	348,951	968,893
Colgate-Palmolive India Ltd.	26,774	627,698
CRISIL Ltd.	21,891	1,049,412
Cummins India Ltd.	22,232	458,340
Dr. Reddy’s Laboratories Ltd.	8,791	594,664
Emami Ltd.	142,728	903,914
GAIL India Ltd.	369,764	513,505
General Insurance Corp. of India(a)(b)	69,345	182,123
GlaxoSmithKline Pharmaceuticals Ltd.	24,796	428,006
Godrej Properties Ltd.(b)	20,293	403,090
Gujarat Fluorochemicals Ltd.	20,141	740,981
Havells India Ltd.	88,021	1,470,923
HCL Technologies Ltd.	134,126	1,897,433
HDFC Bank Ltd.	320,088	6,061,176
Hero MotoCorp Ltd.	38,882	1,368,723
Hindalco Industries Ltd.	209,535	1,161,655
Hindustan Aeronautics Ltd.	27,753	1,306,057
Hindustan Petroleum Corp. Ltd.	108,017	323,526
ICICI Bank Ltd.	451,214	5,208,785
Indian Oil Corp. Ltd.	419,955	451,688
Indian Railway Finance Corp. Ltd.(a)	1,741,833	1,055,152
Indraprastha Gas Ltd.	109,501	618,190

Security	Shares	Value

India (continued)
Indus Towers Ltd.(b)	256,904	$ 543,255
Info Edge India Ltd.	4,934	257,827
Infosys Ltd.	467,726	8,105,298
InterGlobe Aviation Ltd.(a)(b)	25,595	752,559
Jindal Steel & Power Ltd.	14,847	122,608
JSW Energy Ltd.	86,491	366,278
JSW Steel Ltd.	8,654	81,413
Kotak Mahindra Bank Ltd.	63,983	1,357,711
L&T Technology Services Ltd.(a)	14,944	793,861
Larsen & Toubro Infotech Ltd.(a)	4,462	279,504
Larsen & Toubro Ltd.	67,559	2,204,263
Life Insurance Corp. of India	29,685	231,270
Macrotech Developers Ltd.(b)	18,131	146,674
Mahindra & Mahindra Ltd.	77,254	1,468,881
Marico Ltd.	33,210	228,520
Max Healthcare Institute Ltd.(b)	8,275	58,959
Mphasis Ltd.	39,866	1,168,317
Muthoot Finance Ltd.	25,985	395,386
Nestle India Ltd.	5,841	1,550,519
NHPC Ltd., NVS	4,735,198	2,870,099
NMDC Ltd.	224,332	333,145
NTPC Ltd.	52,371	139,332
Oil & Natural Gas Corp. Ltd.	264,192	555,694
Oil India Ltd.	271,059	893,776
Oracle Financial Services Software Ltd.	7,508	372,400
Page Industries Ltd.	1,301	630,653
Persistent Systems Ltd.	11,321	733,484
Pidilite Industries Ltd.	3,110	94,434
Polycab India Ltd.	2,876	177,861
Power Finance Corp. Ltd.	1,281,456	4,024,442
Power Grid Corp. of India Ltd.	355,228	1,048,477
REC Ltd.	1,118,914	3,223,554
Reliance Industries Ltd.	229,067	6,654,633
SBI Cards & Payment Services Ltd.	22,608	222,852
SBI Life Insurance Co. Ltd.(a)	36,674	572,138
Schaeffler India Ltd.	4,999	184,175
Solar Industries India Ltd.	2,933	171,309
SRF Ltd.	22,340	635,274
Sun Pharmaceutical Industries Ltd.	33,208	445,122
Supreme Industries Ltd.	29,151	1,568,888
Tata Consultancy Services Ltd.	166,553	6,746,043
Tata Elxsi Ltd.	10,002	874,699
Tata Motors Ltd., Class A	373,288	1,799,389
Tata Steel Ltd.	1,052,742	1,561,231
Tech Mahindra Ltd.	74,050	1,073,692
Tube Investments of India Ltd.	56,529	1,978,822
Union Bank of India	168,648	174,814
Varun Beverages Ltd.	85,433	927,010
Vedant Fashions Ltd.	69,897	1,063,117
Vedanta Ltd.	21,807	61,051
Wipro Ltd.	540,912	2,664,414
WNS Holdings Ltd.(b)(c)	17,344	1,133,430

		109,669,401

Indonesia — 2.3%
Adaro Energy Indonesia Tbk PT	3,850,800	674,609
Aneka Tambang Tbk	475,000	61,970
Avia Avian Tbk PT	1,574,200	62,017
Bank Central Asia Tbk PT	6,280,700	3,781,015
Bank Mandiri Persero Tbk PT	2,653,500	1,049,294
Bank Negara Indonesia Persero Tbk PT	642,800	387,098

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Emerging Markets Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Bank Pan Indonesia Tbk PT(b)	2,640,300	$226,268
Bank Rakyat Indonesia Persero Tbk PT	3,456,600	1,259,226
Bukit Asam Tbk PT	2,928,000	549,507
GoTo Gojek Tokopedia Tbk PT(b)	36,033,800	226,764
Hanjaya Mandala Sampoerna Tbk PT	12,548,800	725,078
Indo Tambangraya Megah Tbk PT	681,100	1,292,874
Kalbe Farma Tbk PT	755,900	89,930
Perusahaan Gas Negara Tbk PT	2,334,600	210,616
Saratoga Investama Sedaya Tbk PT, NVS	2,881,200	314,893
Sumber Alfaria Trijaya Tbk PT	8,236,000	1,568,247
Telkom Indonesia Persero Tbk PT	2,952,800	721,779
Unilever Indonesia Tbk PT	1,132,000	272,775
United Tractors Tbk PT	141,100	240,762

		13,714,722

Kuwait — 0.3%
Gulf Bank KSCP	270,215	220,847
National Bank of Kuwait SAKP	461,711	1,377,810

		1,598,657

Malaysia — 1.0%
Axiata Group Bhd	277,200	141,062
Fraser & Neave Holdings Bhd	64,400	354,142
Genting Bhd	350,400	330,209
Hong Leong Bank Bhd	184,700	794,728
Hong Leong Financial Group Bhd	112,000	439,793
Malaysia Airports Holdings Bhd	53,200	84,477
Petronas Chemicals Group Bhd	69,200	106,197
Petronas Dagangan Bhd	46,600	222,957
Petronas Gas Bhd(c)	98,000	361,586
Public Bank Bhd	975,900	889,561
Sime Darby Bhd	899,100	445,105
Telekom Malaysia Bhd	136,100	149,697
Westports Holdings Bhd	251,600	189,798
YTL Corp. Bhd	4,088,600	1,385,872

		5,895,184

Mexico — 2.7%
America Movil SAB de CV	2,019,509	1,901,007
Banco del Bajio SA(a)	725,227	2,287,482
Cemex SAB de CV(b)(c)	133,370	1,062,959
Coca-Cola Femsa SAB de CV	110,186	933,613
Fomento Economico Mexicano SAB de CV	170,509	1,908,245
Gruma SAB de CV, Class B	69,615	1,162,108
Grupo Aeroportuario del Pacifico SAB de CV, Class B	118,166	2,171,002
Grupo Comercial Chedraui SA de CV	159,656	893,860
Grupo Financiero Banorte SAB de CV, Class O	151,000	1,278,990
Grupo Mexico SAB de CV, Series B	154,202	734,450
Wal-Mart de Mexico SAB de CV	546,941	2,154,660

		16,488,376

Philippines — 0.8%
Bank of the Philippine Islands	746,848	1,450,523
BDO Unibank Inc.	104,450	256,798
DMCI Holdings Inc.	3,140,000	535,470
International Container Terminal Services Inc.	56,720	207,308
Manila Electric Co.	171,210	1,038,993
Metropolitan Bank & Trust Co.	59,460	57,947
PLDT Inc.	35,460	719,634
Semirara Mining & Power Corp., Class A	1,251,900	707,410

		4,974,083

Poland — 0.8%
Bank Millennium SA(b)	142,730	210,108

Security	Shares	Value

Poland (continued)
Bank Polska Kasa Opieki SA	13,678	$357,078
CD Projekt SA	2,621	93,554
KGHM Polska Miedz SA	24,038	662,857
LPP SA	496	1,668,606
mBank SA(b)	4,046	420,205
Orange Polska SA	550,883	955,472
PGE Polska Grupa Energetyczna SA(b)	162,477	333,513
Powszechna Kasa Oszczednosci Bank Polski SA	33,506	302,585

		5,003,978

Qatar — 1.1%
Barwa Real Estate Co.	375,999	269,855
Ezdan Holding Group QSC(b)	497,636	141,643
Industries Qatar QSC	613,963	2,080,175
Mesaieed Petrochemical Holding Co.	1,490,822	751,790
Ooredoo QPSC	671,915	1,990,586
Qatar Islamic Bank SAQ	35,319	187,052
Qatar National Bank QPSC	345,824	1,479,238

		6,900,339

Russia — 0.0%
Inter RAO UES PJSC(b)(d)	41,455,000	4,324
PhosAgro PJSC(b)(d)	51,000	5
PhosAgro PJSC, New(b)(d)	986	10
TCS Group Holding PLC, GDR(b)(d)(e)	135,475	14
United Co. RUSAL International PJSC(b)(d)	3,441,260	359

		4,712

Saudi Arabia — 2.9%
Al Rajhi Bank	115,256	2,215,713
Alinma Bank	73,605	723,185
Arab National Bank	75,970	522,108
Bank AlBilad	57,173	652,909
Banque Saudi Fransi	47,141	481,486
Dar Al Arkan Real Estate Development Co.(b)	90,943	450,933
Dr Sulaiman Al Habib Medical Services Group Co.	30,635	1,981,956
Elm Co.	14,556	3,293,602
Etihad Etisalat Co.	46,633	561,364
Nahdi Medical Co.	38,140	1,542,080
Riyad Bank	174,172	1,412,465
SABIC Agri-Nutrients Co.	45,181	1,655,653
Sahara International Petrochemical Co.	47,281	458,969
Saudi Arabian Mining Co.(b)	65,502	705,613
Saudi Electricity Co.	52,781	291,150
Saudi National Bank (The)	23,925	227,844
Saudi Telecom Co.	11,814	125,363

		17,302,393

South Africa — 2.2%
African Rainbow Minerals Ltd.	10,378	98,367
Anglo American Platinum Ltd.	27,956	974,946
Bidvest Group Ltd. (The)	39,885	601,813
Clicks Group Ltd.	45,873	664,351
Exxaro Resources Ltd.	54,537	484,667
FirstRand Ltd.	22,781	88,514
Foschini Group Ltd. (The)	19,832	109,458
Gold Fields Ltd.	38,131	487,836
MTN Group Ltd.	264,601	1,685,824
MultiChoice Group	252,766	1,047,737
Naspers Ltd., Class N	4,111	700,294
Nedbank Group Ltd.	12,728	145,450
Northam Platinum Holdings Ltd.(b)	45,414	299,393
Sasol Ltd.	48,107	619,915

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2023	iShares® Emerging Markets Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Sibanye Stillwater Ltd.	187,050	$282,228
Standard Bank Group Ltd.	136,671	1,398,263
Thungela Resources Ltd.	195,297	1,551,207
Woolworths Holdings Ltd.	534,090	2,097,898

		13,338,161

South Korea — 12.6%
Celltrion Healthcare Co. Ltd.	4,423	216,421
Celltrion Inc.	6,856	746,112
CJ CheilJedang Corp.	263	59,431
CJ Corp.	8,413	447,001
Coway Co. Ltd.(c)	30,784	1,005,190
Daewoo Engineering & Construction Co. Ltd.(b)	25,658	89,173
DB HiTek Co. Ltd.(c)	24,217	978,160
DB Insurance Co. Ltd.	20,411	1,260,531
DL Holdings Co. Ltd.	20,053	578,976
Doosan Bobcat Inc.	14,648	595,230
Ecopro BM Co. Ltd.	811	198,606
Ecopro Co. Ltd.	495	469,591
E-MART Inc.	6,117	341,121
F&F Co. Ltd./New	4,485	349,008
Hana Financial Group Inc.	76,835	2,296,031
Hanmi Science Co. Ltd.(c)	10,316	280,656
Hanwha Aerospace Co. Ltd.	5,558	478,817
HMM Co. Ltd.	3,999	50,342
Hyosung TNC Corp.	630	157,495
Hyundai Engineering & Construction Co. Ltd.	4,629	124,159
Hyundai Glovis Co. Ltd.	3,144	409,951
Hyundai Marine & Fire Insurance Co. Ltd.	13,054	298,484
Hyundai Mobis Co. Ltd.	1,316	229,754
Hyundai Motor Co.	14,045	2,006,809
KB Financial Group Inc.	73,592	2,997,859
KCC Corp.	3,543	584,856
KEPCO Engineering & Construction Co. Inc.	1,767	88,396
Kia Corp.	40,157	2,434,078
Korea Aerospace Industries Ltd.	5,196	198,454
Korea Electric Power Corp.(b)	18,065	243,132
Korea Investment Holdings Co. Ltd.	23,104	907,559
Krafton Inc.(b)	822	96,239
KT Corp.	37,902	945,396
KT&G Corp.	15,661	1,028,948
Kumho Petrochemical Co. Ltd.	2,789	262,963
LG Chem Ltd.	3,249	1,430,560
LG Display Co. Ltd.(b)	30,453	308,091
LG Electronics Inc .	14,190	1,056,041
LG Energy Solution(b)	1,745	717,206
LG H&H Co. Ltd.	849	297,928
LG Innotek Co. Ltd.	3,888	792,666
LG Uplus Corp.	75,408	595,776
Meritz Financial Group Inc.	30,023	1,240,707
NAVER Corp.	7,884	1,276,200
NCSoft Corp.	3,614	686,621
Orion Corp./Republic of Korea	7,539	694,322
Pearl Abyss Corp.(b)	11,460	418,113
POSCO Holdings Inc.	9,400	4,110,088
Posco International Corp.	3,358	201,072
Samsung Biologics Co. Ltd.(a)(b)	1,669	929,836
Samsung C&T Corp.	863	68,279
Samsung Card Co. Ltd.	25,513	577,827
Samsung Electro-Mechanics Co. Ltd.	9,456	966,999
Samsung Electronics Co. Ltd.	498,649	25,219,796

Security	Shares	Value

South Korea (continued)
Samsung Engineering Co. Ltd.(b)	22,934	$589,145
Samsung Fire & Marine Insurance Co. Ltd.	5,020	935,129
Samsung SDI Co. Ltd.	2,394	1,110,340
Samsung SDS Co. Ltd.	5,951	638,657
Samsung Securities Co. Ltd.	22,076	623,071
SD Biosensor Inc.	66,999	633,673
Seegene Inc.	67,591	1,133,445
Shinhan Financial Group Co. Ltd.	86,218	2,315,956
SK Hynix Inc.	13,703	1,259,993
SK Innovation Co. Ltd.(b)	1,103	147,947
SK Telecom Co. Ltd.	4,691	170,397
Wemade Co. Ltd.(c)	5,883	160,318
Woori Financial Group Inc.	187,206	1,684,205

		76,445,333

Taiwan — 15.2%
Accton Technology Corp.	113,000	1,685,320
Acer Inc.	767,000	879,426
Advantech Co. Ltd.	62,291	670,334
ASE Technology Holding Co. Ltd.	226,000	836,487
Asustek Computer Inc.	16,000	201,584
AUO Corp.	1,718,800	959,799
Cathay Financial Holding Co. Ltd.	1,560,000	2,230,545
Chicony Electronics Co. Ltd.	47,000	152,398
China Airlines Ltd.	230,000	163,016
China Development Financial Holding Corp.(b)	974,000	361,867
Chunghwa Telecom Co. Ltd.	122,000	444,794
CTBC Financial Holding Co. Ltd.	2,154,000	1,609,950
Delta Electronics Inc.	156,000	1,685,875
Far EasTone Telecommunications Co. Ltd.	276,000	612,176
Feng TAY Enterprise Co. Ltd.	138,880	730,923
Formosa Sumco Technology Corp.	99,000	446,273
Fubon Financial Holding Co. Ltd.	1,619,000	3,228,548
Giant Manufacturing Co. Ltd.	16,000	98,215
Gigabyte Technology Co. Ltd.	223,000	2,375,503
Global Unichip Corp.	41,000	1,866,029
Hon Hai Precision Industry Co. Ltd.	891,000	2,974,819
Kinsus Interconnect Technology Corp.	22,000	72,985
Largan Precision Co. Ltd.	3,000	192,688
Lite-On Technology Corp.	785,718	3,358,994
MediaTek Inc.	159,000	3,506,499
Mega Financial Holding Co. Ltd.	186,480	209,869
Micro-Star International Co. Ltd.	206,000	1,030,115
momo.com Inc.	28,380	462,898
Nan Ya Plastics Corp.	235,000	487,716
Nan Ya Printed Circuit Board Corp.	49,000	370,077
Nien Made Enterprise Co. Ltd.	29,000	271,792
Novatek Microelectronics Corp.	182,000	2,275,163
Pou Chen Corp.	466,000	418,127
President Chain Store Corp.	119,000	997,881
Realtek Semiconductor Corp.	228,000	2,979,584
Ruentex Industries Ltd.	569,000	1,111,682
Shanghai Commercial & Savings Bank Ltd. (The)	836,000	1,118,140
SinoPac Financial Holdings Co. Ltd.	2,388,840	1,282,202
Synnex Technology International Corp.	36,000	69,000
Taiwan Cooperative Financial Holding Co. Ltd.	1,565,550	1,290,149
Taiwan Semiconductor Manufacturing Co. Ltd.	2,095,000	35,998,282
Unimicron Technology Corp.	101,000	584,414
Uni-President Enterprises Corp.	959,000	2,126,310
United Microelectronics Corp.	1,717,000	2,451,444
Voltronic Power Technology Corp.	15,000	680,813

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Emerging Markets Equity Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Wan Hai Lines Ltd.	171,000	$242,727
Winbond Electronics Corp.(b)	99,000	81,532
Wiwynn Corp.	37,000	1,803,175
Yang Ming Marine Transport Corp.	146,000	193,383
Yuanta Financial Holding Co. Ltd.	2,922,185	2,235,977
Yulon Nissan Motor Co. Ltd.	9,000	52,605

		92,170,104

Thailand — 1.4%
Advanced Info Service PCL, NVDR	224,800	1,385,892
Carabao Group PCL, NVDR(c)	63,200	155,191
Charoen Pokphand Foods PCL, NVDR(c)	1,145,500	677,070
Com7 PCL, NVDR(c)	542,300	498,733
Delta Electronics Thailand PCL, NVDR	523,800	1,621,078
Jasmine Technology Solution PCL(b)(c)	344,800	356,567
Kasikornbank PCL, NVDR	57,100	212,705
Krung Thai Bank PCL, NVDR	1,647,700	907,678
Krungthai Card PCL, NVDR(c)	360,900	499,572
MK Restaurants Group PCL, NVDR	381,100	516,823
PTT Exploration & Production PCL, NVDR	102,200	462,683
SCB X PCL, NVS	145,600	490,361
Thai Life Insurance PCL(c)	2,046,200	689,398
TOA Paint Thailand PCL, NVDR	120,700	91,312

		8,565,063

Turkey — 1.3%
Anadolu Efes Biracilik Ve Malt Sanayii AS	248,824	1,003,610
BIM Birlesik Magazalar AS	139,767	1,319,313
Ford Otomotiv Sanayi AS	31,718	1,024,059
KOC Holding AS	222,854	1,182,497
Tofas Turk Otomobil Fabrikasi AS	143,786	1,451,071
Turk Telekomunikasyon AS(b)	309,145	297,110
Turkcell Iletisim Hizmetleri AS	328,882	685,858
Turkiye Garanti Bankasi AS(c)	287,082	538,976
Yapi ve Kredi Bankasi AS	113,677	67,516

		7,570,010

United Arab Emirates — 2.2%
Abu Dhabi Islamic Bank PJSC	1,011,580	2,869,770
Abu Dhabi National Energy Co. PJSC	96,170	90,070
Abu Dhabi National Oil Co. for Distribution PJSC	1,442,017	1,495,803
Dubai Electricity & Water Authority PJSC	2,583,014	1,793,271
Emaar Properties PJSC	389,872	749,240
Emirates NBD Bank PJSC	79,295	352,844
Emirates Telecommunications Group Co. PJSC	210,105	1,134,899
Fertiglobe PLC	1,951,024	1,794,885
First Abu Dhabi Bank PJSC	178,363	664,144
International Holding Co. PJSC(b)	19,379	2,157,912

		13,102,838

Total Common Stocks — 98.4% (Cost: $580,670,290)		596,866,606

Preferred Stocks

Brazil — 1.2%
Banco Bradesco SA, Preference Shares, NVS	203,206	613,469
Cia. Energetica de Minas Gerais, Preference Shares, NVS	24,522	61,057

Security	Shares	Value

Brazil (continued)
Gerdau SA, Preference Shares, NVS	296,111	$1,545,717
Itau Unibanco Holding SA, Preference Shares, NVS	494,105	2,736,907
Petroleo Brasileiro SA, Preference Shares, NVS	365,599	2,358,060

		7,315,210

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	12,470	772,277

South Korea — 0.2%
Kumho Petrochemical Co. Ltd., 0.00%	4,892	231,979
Samsung Electronics Co. Ltd., Preference Shares, NVS	15,384	627,974

		859,953

Total Preferred Stocks — 1.5% (Cost: $8,085,862)		8,947,440

Rights

South Korea — 0.0%
SK Innovation Co. Ltd., (Expires 09/19/23, Strike Price KRW 139,600.00)(b)	81	2,319

Total Rights — 0.0% (Cost: $—)		2,319

Total Long-Term Investments — 99.9% (Cost: $588,756,152)		605,816,365

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	15,385,480	15,390,096

Total Short-Term Securities — 2.5% (Cost: $15,388,487)		15,390,096

Total Investments — 102.4% (Cost: $604,144,639)		621,206,461

Liabilities in Excess of Other Assets — (2.4)%		(14,772,400)

Net Assets — 100.0%		$606,434,061

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2023	iShares® Emerging Markets Equity Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,030,754	$6,356,623	(a)	$—		$4,947	$(2,228)	$15,390,096	15,385,480	$196,625	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(c)	700,000	—		(700,000	)(a)	—	—	—	—	51,607		2

						$4,947	$(2,228)	$15,390,096		$248,232		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	6	09/15/23	$294	$1,889

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,889	$—	$—	$—	$1,889

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(217,207)	$—	$—	$—	$(217,207)
Forward foreign currency exchange contracts	—	—	—	1,363	—	—	1,363

	$—	$—	$(217,207)	$1,363	$—	$—	$(215,844)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$31,631	$—	$—	$—	$31,631

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® Emerging Markets Equity Factor ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,992,894

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$88,568,817	$508,293,077	$4,712	$596,866,606
Preferred Stocks	8,087,487	859,953	—	8,947,440
Rights	2,319	—	—	2,319
Short-Term Securities
Money Market Funds	15,390,096	—	—	15,390,096

	$112,048,719	$509,153,030	$4,712	$621,206,461

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,889	$—	$—	$1,889

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2023	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 2.9%
B3 SA - Brasil, Bolsa, Balcao	4,861,293	$12,693,030
Banco do Brasil SA	785,456	7,470,639
Banco Santander Brasil SA	1,176,061	6,438,346
CCR SA	3,720,967	9,362,436
Cosan SA	4,151,226	14,686,742
Localiza Rent a Car SA	1,160,292	14,819,816
Lojas Renner SA	2,699,759	8,739,237
Natura & Co. Holding SA(a)	1,742,553	5,341,617
Petroleo Brasileiro SA	1,217,721	8,493,469
Rumo SA	1,586,595	7,160,751
TOTVS SA	1,749,855	9,802,199
Ultrapar Participacoes SA	3,287,292	12,055,052
Vibra Energia SA	2,301,086	8,577,871

		125,641,205

Chile — 0.4%
Empresas COPEC SA	1,030,683	7,444,530
Enel Americas SA(a)	87,730,754	10,426,044

		17,870,574

China — 29.1%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,234,500	4,184,365
3SBio Inc.(b)	10,569,500	8,838,962
AAC Technologies Holdings Inc.(c)	2,528,500	4,897,833
Agricultural Bank of China Ltd., Class A	12,902,400	6,132,482
Agricultural Bank of China Ltd., Class H	30,299,000	10,385,120
Alibaba Group Holding Ltd.(a).	10,692,568	124,099,392
Alibaba Health Information Technology Ltd.(a)(c)	13,814,000	8,155,690
Baidu Inc.(a)	1,648,412	29,439,380
Bank of China Ltd., Class H	33,379,000	11,312,712
Bank of Communications Co. Ltd., Class A	5,651,900	4,312,240
Beijing Enterprises Water Group Ltd.	19,388,000	4,466,784
Bosideng International Holdings Ltd.	10,268,000	4,029,300
BYD Co. Ltd., Class A	268,755	9,217,774
BYD Co. Ltd., Class H	872,500	27,405,800
China Construction Bank Corp., Class A	7,442,900	6,139,086
China Construction Bank Corp., Class H	70,150,000	37,533,817
China International Capital Corp. Ltd., Class A	1,104,113	5,919,310
China International Capital Corp. Ltd., Class H(b)	3,259,600	6,260,491
China Medical System Holdings Ltd.	7,093,000	10,215,769
China Mengniu Dairy Co. Ltd.	4,120,000	13,853,362
China Merchants Bank Co. Ltd., Class A	1,345,240	5,843,372
China Merchants Bank Co. Ltd., Class H	3,855,500	15,267,079
China Railway Signal & Communication Corp. Ltd., Class A	5,620,108	4,335,211
China Resources Beer Holdings Co. Ltd.	1,048,000	6,153,169
China Resources Gas Group Ltd.	2,471,600	6,938,694
China Resources Land Ltd.	3,724,000	15,740,225
China Resources Pharmaceutical Group Ltd.(b)	8,200,500	5,474,197
China Tourism Group Duty Free Corp. Ltd., Class A	266,000	3,987,914
Chow Tai Fook Jewellery Group Ltd.(c)	4,340,800	6,582,228
CITIC Securities Co. Ltd., Class A	1,420,500	4,340,852
CMOC Group Ltd., Class A	13,932,100	10,956,977
CMOC Group Ltd., Class H	12,465,000	7,436,182
Contemporary Amperex Technology Co. Ltd., Class A	461,285	14,983,943
Country Garden Services Holdings Co. Ltd.(c)	5,837,000	6,781,678
CSPC Pharmaceutical Group Ltd.	8,281,520	6,224,455
ENN Energy Holdings Ltd.	1,383,900	10,857,544

Security	Shares	Value

China (continued)
Far East Horizon Ltd.	6,539,000	$4,467,248
Fosun International Ltd.	18,930,500	11,833,132
Ganfeng Lithium Group Co. Ltd., Class A	628,750	4,098,149
Geely Automobile Holdings Ltd.	8,038,000	9,978,180
Haier Smart Home Co. Ltd., Class A	1,354,600	4,374,893
Haitong Securities Co. Ltd., Class A	4,647,600	6,282,384
Hansoh Pharmaceutical Group Co. Ltd.(b)	3,472,000	4,511,183
Huatai Securities Co. Ltd., Class A	5,029,502	10,993,003
Huatai Securities Co. Ltd., Class H(b)	3,294,200	4,334,484
Industrial & Commercial Bank of China Ltd., Class A	12,463,800	7,911,727
Industrial & Commercial Bank of China Ltd., Class H	44,496,000	20,400,403
Industrial Bank Co. Ltd., Class A	1,965,568	4,272,374
JD Health International Inc.(a)(b)	1,059,950	5,714,891
JD.com Inc., Class A	1,619,228	26,892,304
Jiumaojiu International Holdings Ltd.(b)	2,693,000	4,319,274
KE Holdings Inc., ADR(a)	291,453	5,012,992
Kingdee International Software Group Co. Ltd.(a)	4,788,000	7,398,003
Kuaishou Technology(a)(b)	1,857,100	15,202,073
Kunlun Energy Co. Ltd.	6,038,000	4,420,326
Lenovo Group Ltd.	22,314,000	25,222,091
Li Auto Inc.(a)	1,328,928	27,668,062
Meituan, Class B(a)(b)	3,177,830	52,590,386
Microport Scientific Corp.(a)	2,606,300	4,463,039
NetEase Inc.	1,784,270	36,965,537
NIO Inc., ADR(a)(c)	1,234,732	12,680,698
Nongfu Spring Co. Ltd., Class H(b)	2,059,400	11,566,425
Orient Securities Co. Ltd., Class A	3,318,452	4,550,102
Pinduoduo Inc., ADR(a)	277,459	27,460,117
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	1,968,700	4,914,069
Ping An Insurance Group Co. of China Ltd., Class H	5,676,000	33,983,035
Pop Mart International Group Ltd.(b)	1,557,200	5,064,929
Postal Savings Bank of China Co. Ltd., Class A	9,962,600	6,655,478
Postal Savings Bank of China Co. Ltd., Class H(b)	9,363,000	4,618,115
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	4,062,800	4,045,265
Shanghai Electric Group Co. Ltd., Class A(a)	10,095,900	6,195,345
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,366,984	5,242,503
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	2,209,200	5,424,355
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	3,271,700	5,379,128
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	340,000	12,613,962
Sinopharm Group Co. Ltd., Class H	1,618,000	4,695,311
Sungrow Power Supply Co. Ltd., Class A	519,367	7,119,614
Sunny Optical Technology Group Co. Ltd.	873,300	7,130,655
TCL Technology Group Corp., Class A(a)	14,876,540	8,374,280
Tencent Holdings Ltd.	4,074,500	168,848,639
Tongcheng Travel Holdings Ltd.(a)	5,243,600	11,751,202
Trip.com Group Ltd.(a)	214,371	8,443,204
Vipshop Holdings Ltd., ADR(a)(c)	556,176	8,782,019
Want Want China Holdings Ltd.	6,580,000	4,351,948
WuXi AppTec Co. Ltd., Class A	927,100	10,407,350
WuXi AppTec Co. Ltd., Class H(b)	523,880	5,740,806
Wuxi Biologics Cayman Inc.(a)(b)	3,711,500	20,923,951
XPeng Inc.(a)	1,489,896	13,390,383
Yadea Group Holdings Ltd.(b)	7,906,000	15,200,461

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Yonyou Network Technology Co. Ltd., Class A	1,956,400	$4,880,890
Yum China Holdings Inc.	453,935	24,371,770
Yunnan Baiyao Group Co. Ltd., Class A	972,820	7,306,534

		1,260,142,070

Colombia — 0.1%
Bancolombia SA	623,450	4,435,251

Egypt — 0.1%
Commercial International Bank Egypt SAE	2,537,904	3,526,465

Greece — 0.7%
Motor Oil Hellas Corinth Refineries SA	298,400	7,603,900
Mytilineos SA	184,495	7,482,219
OPAP SA	847,774	14,315,157

		29,401,276

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	1,711,993	12,946,140

India — 14.5%
ABB India Ltd.	91,249	4,825,958
Adani Green Energy Ltd.(a)	344,580	3,865,306
Ashok Leyland Ltd.	1,881,128	4,177,570
Asian Paints Ltd.	740,402	29,109,378
Astral Ltd.	215,335	5,082,672
AU Small Finance Bank Ltd.(b)	1,017,126	8,878,867
Axis Bank Ltd.	1,645,751	19,335,258
Bajaj Finance Ltd.	200,884	17,363,703
Bandhan Bank Ltd.(b)	1,487,493	4,120,845
Bharti Airtel Ltd.	2,331,869	24,109,296
Britannia Industries Ltd.	164,639	8,883,931
Cholamandalam Investment and Finance Co. Ltd.	443,424	6,004,597
Dabur India Ltd.	1,653,384	11,036,639
DLF Ltd.	969,651	5,899,238
Eicher Motors Ltd.	112,746	4,541,674
Havells India Ltd.	312,477	5,221,819
HCL Technologies Ltd.	1,620,071	22,918,572
HDFC Bank Ltd.	2,155,527	40,916,250
Hero MotoCorp Ltd.	299,574	10,545,592
Hindalco Industries Ltd.	955,298	5,296,142
Hindustan Unilever Ltd.	855,130	25,867,547
ICICI Bank Ltd.	3,609,334	41,665,919
ICICI Prudential Life Insurance Co. Ltd.(b)	1,368,976	9,318,678
IDFC First Bank Ltd.(a)	7,698,363	8,680,695
Indian Hotels Co. Ltd. (The), Class A	1,362,525	6,921,154
Info Edge India Ltd.	91,705	4,792,053
Infosys Ltd.	2,868,827	49,714,356
Kotak Mahindra Bank Ltd.	1,325,488	28,126,681
Mahindra & Mahindra Ltd.	614,971	11,692,843
Mahindra & Mahindra Ltd., GDR	707,950	13,592,640
Marico Ltd.	3,719,471	25,593,932
PI Industries Ltd.	197,556	8,655,070
Power Grid Corp. of India Ltd.	2,831,508	8,357,371
Reliance Industries Ltd.	1,811,974	52,639,720
Supreme Industries Ltd.	112,940	6,081,356
Tata Consultancy Services Ltd.	475,783	19,271,059
Tata Consumer Products Ltd.	1,170,400	11,787,178
Tata Elxsi Ltd.	50,763	4,439,348
Tech Mahindra Ltd.	615,441	8,923,618
Titan Co. Ltd.	243,774	9,134,504
TVS Motor Co. Ltd.	490,733	8,409,250

Security	Shares	Value

India (continued)
United Spirits Ltd.(a)	540,714	$6,575,574
UPL Ltd.	600,117	4,282,384
Zomato Ltd.(a)	9,298,221	10,941,247

		627,597,484

Indonesia — 1.7%
Bank Central Asia Tbk PT	38,942,100	23,443,351
Bank Rakyat Indonesia Persero Tbk PT	47,221,500	17,202,608
GoTo Gojek Tokopedia Tbk PT(a)	736,538,800	4,642,661
Kalbe Farma Tbk PT	101,754,800	12,105,899
Telkom Indonesia Persero Tbk PT	47,606,100	11,636,772
Unilever Indonesia Tbk PT	17,470,500	4,209,826

		73,241,117

Kuwait — 0.3%
Kuwait Finance House KSCP	5,659,816	13,674,152

Malaysia — 2.2%
AMMB Holdings Bhd	8,869,400	7,135,252
Axiata Group Bhd	15,552,500	7,914,402
CIMB Group Holdings Bhd	9,826,600	11,912,050
DiGi.Com Bhd(c)	10,479,000	9,895,227
Malayan Banking Bhd	9,928,800	19,490,027
Maxis Bhd(c)	13,833,400	11,959,222
Nestle Malaysia Bhd	427,200	12,015,000
Public Bank Bhd	5,295,800	4,827,277
Sime Darby Bhd(c)	21,711,900	10,748,598

		95,897,055

Mexico — 2.3%
Arca Continental SAB de CV	1,801,296	17,537,030
Cemex SAB de CV, NVS(a)	14,624,524	11,536,310
Fomento Economico Mexicano SAB de CV	2,181,561	24,414,854
Grupo Bimbo SAB de CV, Series A	1,355,460	6,668,191
Grupo Financiero Banorte SAB de CV, Class O	2,458,017	20,819,730
Wal-Mart de Mexico SAB de CV	4,490,286	17,689,365

		98,665,480

Netherlands — 0.6%
NEPI Rockcastle NV	4,006,092	24,042,916

Peru — 0.2%
Credicorp Ltd.	74,042	10,471,760

Poland — 0.8%
Allegro.eu SA (a)(b)	925,330	7,401,293
Budimex SA	38,948	4,248,152
KGHM Polska Miedz SA	525,114	14,480,217
Polski Koncern Naftowy ORLEN SA	426,023	6,504,036

		32,633,698

Qatar — 0.6%
Qatar Fuel QSC	474,481	2,082,484
Qatar National Bank QPSC	5,415,873	23,166,016

		25,248,500

Russia — 0.0%
Gazprom PJSC(a)(d)	7,224,690	754
LUKOIL PJSC(a)(d)	725,046	76
Novatek PJSC(a)(d)	1,686,230	176
Novolipetsk Steel PJSC(a)(d)	5,130,970	535
PhosAgro PJSC(a)(d)	249,741	26
PhosAgro PJSC, New(a)(d)	4,826	48
Polymetal International PLC(a)(d)	1,747,485	182
Polyus PJSC(a)(d)	43,646	5

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Rosneft Oil Co. PJSC(a)(d)	759,129	$79
Sberbank of Russia PJSC(a)(d)	10,004,860	1,043
TCS Group Holding PLC, GDR(a)(d)(e)	124,025	13
Yandex NV(a)(d)	87,150	9

		2,946

Saudi Arabia — 3.5%
Al Rajhi Bank	1,681,859	32,332,526
Alinma Bank	1,167,230	11,468,280
Bank AlBilad	560,716	6,403,307
Dr Sulaiman Al Habib Medical Services Group Co.	223,736	14,474,779
Etihad Etisalat Co.	1,171,052	14,097,023
Mobile Telecommunications Co.	1,849,082	6,655,541
Riyad Bank	982,850	7,970,518
SABIC Agri-Nutrients Co.	127,410	4,668,926
Sahara International Petrochemical Co.	1,251,321	12,146,905
Saudi Arabian Mining Co.(a)	1,054,020	11,354,310
Saudi Basic Industries Corp.	586,952	13,823,393
Saudi Investment Bank (The)	908,753	4,018,305
Savola Group (The)	997,705	10,067,196

		149,481,009

South Africa — 3.4%
Absa Group Ltd.	564,256	5,440,288
Anglo American Platinum Ltd.	122,929	4,287,061
Bidvest Group Ltd. (The)	878,342	13,253,034
Gold Fields Ltd.	1,272,207	16,276,202
Impala Platinum Holdings Ltd.	897,484	4,620,362
Kumba Iron Ore Ltd.	426,695	9,385,257
MTN Group Ltd.	1,140,665	7,267,398
Naspers Ltd., Class N	160,676	27,370,563
Nedbank Group Ltd.	784,241	8,961,983
Standard Bank Group Ltd.	635,310	6,499,775
Vodacom Group Ltd.	5,011,911	28,625,084
Woolworths Holdings Ltd.	4,162,858	16,351,645

		148,338,652

South Korea — 12.2%
CJ CheilJedang Corp.	46,379	10,480,484
DB Insurance Co. Ltd.	76,759	4,740,437
Ecopro Co. Ltd.	6,669	6,342,299
Hana Financial Group Inc.	359,068	10,729,894
Hanwha Aerospace Co. Ltd.	75,090	6,468,942
Hanwha Solutions Corp.(a)	150,432	4,148,475
Kakao Corp.	435,273	15,796,952
KB Financial Group Inc.	633,071	25,788,910
LG Chem Ltd.	29,646	13,053,365
LG Corp.	1	62
LG Display Co. Ltd.(a)	507,819	5,137,573
NAVER Corp.	204,452	33,095,087
NCSoft Corp.	21,089	4,006,682
POSCO Future M Co. Ltd.(c)	32,116	10,900,311
POSCO Holdings Inc.	60,502	26,454,103
Samsung C&T Corp.	108,307	8,569,062
Samsung Electro-Mechanics Co. Ltd.	102,448	10,476,643
Samsung Electronics Co. Ltd.	3,307,882	167,300,261
Samsung Engineering Co. Ltd.(a)	162,252	4,173,685
Samsung Fire & Marine Insurance Co. Ltd.	31,111	5,795,379
Samsung SDI Co. Ltd.	40,196	18,642,954
Samsung Securities Co. Ltd.	608,266	17,167,646
Shinhan Financial Group Co. Ltd.	538,252	14,458,324
SK Hynix Inc.	398,466	36,639,001

Security	Shares	Value

South Korea (continued)
SK Inc.	373,113	$40,740,194
SK Innovation Co. Ltd.(a)	86,744	11,635,063
SKC Co. Ltd.	62,542	4,329,558
Woori Financial Group Inc.	1,079,383	9,710,707

		526,782,053

Taiwan — 16.3%
Acer Inc.	28,831,000	33,057,029
Advantech Co. Ltd.	533,741	5,743,763
ASE Technology Holding Co. Ltd.	2,308,000	8,542,527
Asustek Computer Inc.	350,000	4,423,563
AUO Corp.	7,656,200	4,275,317
Cathay Financial Holding Co. Ltd.	16,143,769	23,082,953
Chailease Holding Co. Ltd.	775,331	4,322,011
Chunghwa Telecom Co. Ltd.	3,072,000	11,189,675
CTBC Financial Holding Co. Ltd.	22,564,000	16,864,865
Delta Electronics Inc.	2,894,000	31,275,147
E.Sun Financial Holding Co. Ltd.	53,087,836	40,713,630
Far EasTone Telecommunications Co. Ltd.	4,391,000	9,739,371
First Financial Holding Co. Ltd.	59,537,213	49,137,269
Fubon Financial Holding Co. Ltd.	11,051,559	22,038,599
Lite-On Technology Corp.	3,516,000	15,031,123
MediaTek Inc.	846,000	18,657,219
Mega Financial Holding Co. Ltd.	17,430,982	19,617,218
momo.com Inc.	258,000	4,212,708
Quanta Computer Inc.	645,000	5,134,238
SinoPac Financial Holdings Co. Ltd.	37,361,962	20,053,908
Taishin Financial Holding Co. Ltd.	23,137,438	12,917,608
Taiwan Semiconductor Manufacturing Co. Ltd.	17,955,000	308,519,884
United Microelectronics Corp.	11,088,000	15,830,873
Voltronic Power Technology Corp.	183,000	8,305,918
Wistron Corp.	2,658,000	9,717,257

		702,403,673

Thailand — 2.9%
Advanced Info Service PCL, NVDR	3,589,000	22,126,189
Asset World Corp. PCL, NVDR	65,029,400	8,090,287
Bangkok Dusit Medical Services PCL, NVDR	20,269,400	16,202,198
BTS Group Holdings PCL, NVDR	70,082,600	14,702,620
Delta Electronics Thailand PCL, NVDR	3,957,200	12,246,905
Muangthai Capital PCL, NVDR	4,562,500	5,302,725
PTT Exploration & Production PCL, NVDR	2,944,000	13,328,157
PTT Public Company Ltd., NVDR	21,627,700	21,458,600
Siam Cement PCL (The), NVDR	1,388,000	12,406,482

		125,864,163

Turkey — 0.7%
Aselsan Elektronik Sanayi Ve Ticaret AS	4,089,973	5,879,179
Haci Omer Sabanci Holding AS	5,413,996	12,105,150
KOC Holding AS	825,955	4,383,208
Yapi ve Kredi Bankasi AS	12,786,685	7,594,338

		29,961,875

United Arab Emirates — 1.4%
Abu Dhabi Commercial Bank PJSC	9,786,394	22,993,896
Abu Dhabi Islamic Bank PJSC	1,688,399	4,789,850
Emirates Telecommunications Group Co. PJSC	3,807,435	20,566,161
First Abu Dhabi Bank PJSC	3,773,782	14,051,874

		62,401,781

Total Common Stocks — 97.2% (Cost: $4,283,031,189)		4,200,671,295

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Brazil — 1.7%
Banco Bradesco SA, Preference Shares, NVS	4,034,654	$12,180,426
Cia. Energetica de Minas Gerais, Preference Shares, NVS	7,343,936	18,285,504
Gerdau SA, Preference Shares, NVS	1,219,391	6,365,295
Itau Unibanco Holding SA, Preference Shares, NVS	2,318,482	12,842,350
Petroleo Brasileiro SA, Preference Shares, NVS	3,892,096	25,103,451

		74,777,026

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	92,321	5,717,510

Colombia — 0.2%
Bancolombia SA, Preference Shares, NVS	1,005,405	6,685,495

South Korea — 0.5%
Samsung Electronics Co. Ltd., Preference Shares, NVS	503,404	20,548,929

Total Preferred Stocks — 2.5% (Cost: $98,788,817)		107,728,960

Total Long-Term Investments — 99.7% (Cost: $4,381,820,006)		4,308,400,255

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	35,134,316	35,144,856

Total Short-Term Securities — 0.8% (Cost: $35,140,056)		35,144,856

Total Investments — 100.5% (Cost: $4,416,960,062)		4,343,545,111

Liabilities in Excess of Other Assets — (0.5)%		(19,790,575)

Net Assets — 100.0%		$4,323,754,536

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$23,472,414	$11,675,195	(a)	$—		$4,671	$(7,424)	$35,144,856	35,134,316	$509,929	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(c)	5,610,000	—		(5,610,000	)(a)	—	—	—	—	177,979		1

						$4,671	$(7,424)	$35,144,856		$687,908		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EM ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	260	09/15/23	$12,731	$(265,412)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$265,412	$—	$—	$—	$265,412

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$74,649	$—	$—	$—	$74,649

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(292,296)	$—	$—	$—	$(292,296)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,065,034

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$585,411,322	$3,615,257,027	$2,946	$4,200,671,295
Preferred Stocks	87,180,031	20,548,929	—	107,728,960
Short-Term Securities
Money Market Funds	35,144,856	—	—	35,144,856

	$707,736,209	$3,635,805,956	$2,946	$4,343,545,111

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® ESG Aware MSCI EM ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(265,412)	$—	$—	$(265,412)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2023	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 5.5%
Ambev SA	5,169,734	$14,448,384
Atacadao SA	719,390	1,490,482
B3 SA - Brasil, Bolsa, Balcao	6,379,938	16,658,273
Banco Bradesco SA	1,754,403	4,690,642
Banco BTG Pactual SA	1,293,974	8,484,433
Banco do Brasil SA	950,526	9,040,655
Banco Santander Brasil SA	398,120	2,179,508
BB Seguridade Participacoes SA	768,726	4,716,006
CCR SA	1,109,265	2,791,055
Centrais Eletricas Brasileiras SA	1,331,932	9,483,733
Cia. de Saneamento Basico do Estado de Sao Paulo	378,905	4,431,736
Cia. Siderurgica Nacional SA	736,950	1,802,176
Cosan SA	1,337,848	4,733,211
CPFL Energia SA	256,278	1,767,327
Energisa SA	235,565	2,192,940
Eneva SA(a)	947,698	2,281,189
Engie Brasil Energia SA	214,139	1,821,374
Equatorial Energia SA	1,116,090	7,135,511
Hapvida Participacoes e Investimentos SA(a)(b)	5,838,355	5,022,444
Hypera SA	417,388	3,286,307
JBS SA	841,507	3,126,731
Klabin SA	831,882	3,823,393
Localiza Rent a Car SA	988,090	12,620,368
Lojas Renner SA	1,057,901	3,424,471
Magazine Luiza SA(a)	3,363,546	1,874,655
Natura & Co. Holding SA(a)	1,007,816	3,089,356
Petroleo Brasileiro SA	4,078,649	28,448,125
PRIO SA(a)	876,190	8,213,314
Raia Drogasil SA	1,395,056	7,741,468
Rede D’Or Sao Luiz SA(b)	644,016	3,727,244
Rumo SA	1,424,708	6,430,110
Sendas Distribuidora SA	1,416,149	3,320,138
Suzano SA	874,675	8,857,938
Telefonica Brasil SA	463,558	3,870,745
Tim SA	919,035	2,674,305
TOTVS SA	576,153	3,227,448
Ultrapar Participacoes SA	796,111	2,919,473
Vale SA	3,730,574	49,027,323
Vibra Energia SA	1,279,491	4,769,621
WEG SA	1,841,112	13,339,748

		282,983,360

Chile — 0.6%
Banco de Chile	50,531,693	5,512,128
Banco de Credito e Inversiones SA	73,966	2,127,890
Banco Santander Chile	73,886,355	3,535,875
Cencosud SA	1,399,332	2,995,409
Cia. Cervecerias Unidas SA	142,028	1,049,678
Cia. Sud Americana de Vapores SA	17,855,152	1,191,649
Empresas CMPC SA	1,232,418	2,237,698
Empresas COPEC SA	438,018	3,163,764
Enel Americas SA(a)	23,939,179	2,844,965
Enel Chile SA	31,292,578	2,108,647
Falabella SA	892,624	2,198,776

		28,966,479

Colombia — 0.1%
Bancolombia SA	287,974	2,048,660

Security	Shares	Value

Colombia (continued)
Interconexion Electrica SA ESP	505,945	$1,852,843

		3,901,503

Czech Republic — 0.2%
CEZ AS	176,865	7,530,137
Komercni Banka AS	85,014	2,654,674
Moneta Money Bank AS(b)	341,118	1,272,519

		11,457,330

Egypt — 0.1%
Commercial International Bank Egypt SAE	1,773,810	2,464,742
Eastern Co. SAE	790,715	391,729
Egyptian Financial Group-Hermes Holding Co.(a)	822,113	319,466

		3,175,937

Greece — 0.7%
Alpha Services and Holdings SA(a)	2,391,921	4,021,173
Eurobank Ergasias Services and Holdings SA, Class A(a)	2,784,251	4,826,729
Hellenic Telecommunications Organization SA	194,061	2,900,094
JUMBO SA	123,967	3,833,764
Motor Oil Hellas Corinth Refineries SA	71,249	1,815,584
Mytilineos SA	114,875	4,658,771
National Bank of Greece SA(a)	588,294	3,994,382
OPAP SA	200,701	3,388,953
Piraeus Financial Holdings SA(a)	745,942	2,581,889
Public Power Corp. SA(a)	225,208	2,461,250

		34,482,589

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	492,429	3,723,762
OTP Bank Nyrt	258,750	10,551,135
Richter Gedeon Nyrt	155,665	3,906,684

		18,181,581

India — 21.4%
ABB India Ltd.	58,174	3,076,695
Adani Enterprises Ltd.	190,465	5,560,475
Adani Green Energy Ltd.(a)	345,689	3,877,746
Adani Ports & Special Economic Zone Ltd.	588,650	5,626,422
Adani Power Ltd.(a)	852,732	3,298,314
Ambuja Cements Ltd.	666,988	3,448,884
Apollo Hospitals Enterprise Ltd.	110,473	6,419,132
Ashok Leyland Ltd.	1,592,391	3,536,349
Asian Paints Ltd.	420,507	16,532,501
Astral Ltd.	131,116	3,094,804
AU Small Finance Bank Ltd.(b)	183,136	1,598,661
Aurobindo Pharma Ltd.	296,390	2,968,852
Avenue Supermarts Ltd.(a)(b)	178,501	8,020,128
Axis Bank Ltd.	2,472,043	29,043,025
Bajaj Auto Ltd.	76,029	4,233,560
Bajaj Finance Ltd.	298,855	25,831,971
Bajaj Finserv Ltd.	418,978	7,526,713
Bajaj Holdings & Investment Ltd.	29,889	2,683,691
Balkrishna Industries Ltd.	84,926	2,382,030
Bandhan Bank Ltd.(b)	786,275	2,178,240
Bank of Baroda	1,159,151	2,617,461
Berger Paints India Ltd.	275,283	2,388,265
Bharat Electronics Ltd.	4,012,154	6,445,924
Bharat Forge Ltd.	281,220	3,633,763
Bharat Petroleum Corp. Ltd.	833,847	3,427,648
Bharti Airtel Ltd.	2,448,639	25,316,587
Britannia Industries Ltd.	118,980	6,420,168
CG Power and Industrial Solutions Ltd.	683,814	3,544,457

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Cholamandalam Investment and Finance Co. Ltd.	451,346	$6,111,872
Cipla Ltd.	576,591	8,751,315
Coal India Ltd.	1,726,739	4,794,441
Colgate-Palmolive India Ltd.	134,532	3,154,008
Container Corp. of India Ltd.	301,112	2,443,594
Cummins India Ltd.	150,338	3,101,236
Dabur India Ltd.	679,800	4,537,789
Divi’s Laboratories Ltd.	131,168	5,685,980
DLF Ltd.	693,520	4,219,291
Dr. Reddy’s Laboratories Ltd.	118,779	8,034,760
Eicher Motors Ltd.	150,207	6,050,691
GAIL India Ltd.	2,561,865	3,557,758
Godrej Consumer Products Ltd.(a)	449,215	5,451,961
Godrej Properties Ltd.(a)	137,409	2,729,423
Grasim Industries Ltd.	289,127	6,249,797
Havells India Ltd.	274,405	4,585,596
HCL Technologies Ltd.	1,039,028	14,698,762
HDFC Asset Management Co. Ltd.(b)	88,400	2,695,366
HDFC Bank Ltd.	3,056,126	57,870,700
HDFC Life Insurance Co. Ltd.(b)	1,061,479	8,259,636
Hero MotoCorp Ltd.	120,701	4,248,912
Hindalco Industries Ltd.	1,350,858	7,489,114
Hindustan Aeronautics Ltd.	86,854	4,087,352
Hindustan Petroleum Corp. Ltd.	649,971	1,946,752
Hindustan Unilever Ltd.	901,371	27,266,330
ICICI Bank Ltd.	5,616,327	64,834,516
ICICI Lombard General Insurance Co. Ltd.(b)	259,486	4,114,462
ICICI Prudential Life Insurance Co. Ltd.(b)	390,186	2,656,013
IDFC First Bank Ltd.(a)	3,306,301	3,728,194
Indian Hotels Co. Ltd. (The), Class A	933,808	4,743,420
Indian Oil Corp. Ltd.	3,179,757	3,420,025
Indian Railway Catering & Tourism Corp. Ltd.	268,928	2,181,482
Indraprastha Gas Ltd.	345,937	1,952,995
Info Edge India Ltd.	77,926	4,072,030
Infosys Ltd.	3,638,220	63,047,289
InterGlobe Aviation Ltd.(a)(b)	147,352	4,332,527
ITC Ltd.	3,273,215	17,375,397
Jindal Steel & Power Ltd.	401,045	3,311,858
Jio Financial Services Ltd., NVS(a)	3,290,297	9,280,338
JSW Steel Ltd.	663,412	6,241,050
Jubilant Foodworks Ltd.	434,816	2,686,866
Kotak Mahindra Bank Ltd.	1,187,004	25,188,069
Larsen & Toubro Infotech Ltd.(b)	97,444	6,103,982
Larsen & Toubro Ltd.	754,938	24,631,540
Lupin Ltd.	223,608	2,963,278
Mahindra & Mahindra Ltd.	1,022,450	19,440,506
Marico Ltd.	580,326	3,993,263
Maruti Suzuki India Ltd.	148,548	17,938,890
Max Healthcare Institute Ltd.(a)	840,195	5,986,334
Mphasis Ltd.	84,389	2,473,113
MRF Ltd.	2,025	2,657,522
Muthoot Finance Ltd.	132,264	2,012,519
Nestle India Ltd.	37,003	9,822,611
NTPC Ltd.	4,778,678	12,713,599
Oil & Natural Gas Corp. Ltd.	3,461,391	7,280,587
Page Industries Ltd.	6,818	3,304,992
Petronet LNG Ltd.	840,511	2,183,936
PI Industries Ltd.	86,862	3,805,486
Pidilite Industries Ltd.	168,141	5,105,516
Power Finance Corp. Ltd.	1,145,466	3,600,239

Security	Shares	Value

India (continued)
Power Grid Corp. of India Ltd.	3,793,113	$11,195,608
REC Ltd.	1,285,302	3,705,172
Reliance Industries Ltd.	3,335,950	96,912,801
Samvardhana Motherson International Ltd.	2,665,605	3,081,601
SBI Cards & Payment Services Ltd.	308,398	3,039,949
SBI Life Insurance Co. Ltd.(b)	494,291	7,711,256
Shree Cement Ltd.	10,131	2,911,475
Shriram Transport Finance Co. Ltd.	310,692	7,231,349
Siemens Ltd.	98,340	4,656,206
Sona Blw Precision Forgings Ltd.(b)	425,865	3,061,988
SRF Ltd.	165,475	4,705,552
State Bank of India	1,955,016	13,240,354
Sun Pharmaceutical Industries Ltd.	1,052,387	14,106,266
Supreme Industries Ltd.	61,416	3,307,000
Tata Consultancy Services Ltd.	1,002,502	40,605,224
Tata Consumer Products Ltd.	611,943	6,162,919
Tata Elxsi Ltd.	37,611	3,289,174
Tata Motors Ltd.	1,821,431	13,206,877
Tata Power Co. Ltd. (The)	1,569,943	4,644,452
Tata Steel Ltd.	8,029,715	11,908,180
Tech Mahindra Ltd.	588,213	8,528,824
Titan Co. Ltd.	389,388	14,590,835
Torrent Pharmaceuticals Ltd.	114,789	2,555,084
Trent Ltd.	198,995	4,922,272
Tube Investments of India Ltd.	116,725	4,086,008
TVS Motor Co. Ltd.	260,881	4,470,483
UltraTech Cement Ltd.	125,399	12,563,098
United Spirits Ltd.(a)	319,529	3,885,763
UPL Ltd.	494,625	3,529,602
Varun Beverages Ltd.	499,325	5,418,040
Vedanta Ltd.	816,492	2,285,873
Wipro Ltd.	1,432,115	7,054,286
Yes Bank Ltd.(a)	14,193,949	2,879,013
Zomato Ltd.(a)	4,710,280	5,542,602

		1,102,934,532

Indonesia — 2.8%
Adaro Energy Indonesia Tbk PT	16,420,000	2,876,566
Aneka Tambang Tbk	9,385,700	1,224,483
Astra International Tbk PT	22,068,400	9,337,245
Bank Central Asia Tbk PT	60,796,700	36,599,936
Bank Mandiri Persero Tbk PT	40,932,000	16,186,060
Bank Negara Indonesia Persero Tbk PT	8,169,700	4,919,842
Bank Rakyat Indonesia Persero Tbk PT	74,753,371	27,232,361
Barito Pacific Tbk PT	31,015,576	2,178,799
Charoen Pokphand Indonesia Tbk PT(a)	8,104,000	2,752,938
GoTo Gojek Tokopedia Tbk PT(a)	907,885,600	5,713,409
Indah Kiat Pulp & Paper Tbk PT	2,967,700	1,772,329
Indofood CBP Sukses Makmur Tbk PT	2,560,900	1,883,262
Indofood Sukses Makmur Tbk PT	4,821,900	2,246,644
Kalbe Farma Tbk PT	23,165,200	2,755,994
Merdeka Copper Gold Tbk PT(a)	13,369,859	2,963,460
Sarana Menara Nusantara Tbk PT	22,834,700	1,544,129
Semen Indonesia Persero Tbk PT	3,748,923	1,672,870
Sumber Alfaria Trijaya Tbk PT	18,692,900	3,559,383
Telkom Indonesia Persero Tbk PT	54,309,300	13,275,294
Unilever Indonesia Tbk PT	8,679,400	2,091,455
United Tractors Tbk PT	1,659,600	2,831,806
Vale Indonesia Tbk PT	2,613,000	1,011,284

		146,629,549

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Kuwait — 1.2%
Agility Public Warehousing Co. KSC(a)	1,658,093	$3,091,298
Boubyan Bank KSCP	1,532,449	3,031,321
Gulf Bank KSCP	1,888,205	1,543,232
Kuwait Finance House KSCP	8,897,344	21,496,041
Mabanee Co. KPSC	753,880	2,042,928
Mobile Telecommunications Co. KSCP	2,141,298	3,541,981
National Bank of Kuwait SAKP	8,333,896	24,869,508

		59,616,309

Malaysia — 2.0%
AMMB Holdings Bhd	1,860,200	1,496,493
Axiata Group Bhd	3,102,100	1,578,606
CIMB Group Holdings Bhd	7,020,000	8,509,819
Dialog Group Bhd	3,719,400	1,641,976
DiGi.Com Bhd	3,978,300	3,756,674
Gamuda Bhd	2,045,600	1,985,909
Genting Bhd	2,340,900	2,206,011
Genting Malaysia Bhd	3,259,500	1,805,611
Hong Leong Bank Bhd	742,300	3,193,971
Hong Leong Financial Group Bhd	227,100	891,759
IHH Healthcare Bhd	2,416,200	3,087,212
Inari Amertron Bhd	2,869,300	1,951,825
IOI Corp. Bhd	2,760,000	2,398,001
Kuala Lumpur Kepong Bhd	533,700	2,478,600
Malayan Banking Bhd	5,948,700	11,677,174
Malaysia Airports Holdings Bhd	773,944	1,228,957
Maxis Bhd(c)	2,579,600	2,230,110
MISC Bhd	1,469,500	2,278,013
MR DIY Group M Bhd(b)	3,284,250	1,097,120
Nestle Malaysia Bhd	76,300	2,145,937
Petronas Chemicals Group Bhd	3,045,000	4,672,962
Petronas Dagangan Bhd	311,600	1,490,845
Petronas Gas Bhd	868,500	3,204,465
PPB Group Bhd	701,340	2,376,092
Press Metal Aluminium Holdings Bhd	4,071,800	4,256,317
Public Bank Bhd	15,790,900	14,393,868
QL Resources Bhd	1,226,400	1,427,276
RHB Bank Bhd	1,679,100	2,029,702
Sime Darby Bhd	3,014,100	1,492,147
Sime Darby Plantation Bhd	2,277,400	2,161,163
Telekom Malaysia Bhd	1,258,700	1,384,452
Tenaga Nasional Bhd	2,893,000	6,135,897

		102,664,964

Mexico — 3.6%
Alfa SAB de CV, Class A	3,407,900	2,252,546
America Movil SAB de CV	20,767,271	19,548,676
Arca Continental SAB de CV	573,608	5,584,524
Banco del Bajio SA(b)	877,400	2,767,460
Cemex SAB de CV, NVS(a)	16,618,354	13,109,109
Coca-Cola Femsa SAB de CV	582,000	4,931,324
Fibra Uno Administracion SA de CV	3,215,100	4,683,914
Fomento Economico Mexicano SAB de CV	2,131,783	23,857,766
Gruma SAB de CV, Class B	206,225	3,442,586
Grupo Aeroportuario del Pacifico SAB de CV, Class B	429,101	7,883,650
Grupo Aeroportuario del Sureste SAB de CV, Class B	212,809	5,798,470
Grupo Bimbo SAB de CV, Series A	1,455,781	7,161,720
Grupo Carso SAB de CV, Series A1	616,863	4,917,032
Grupo Financiero Banorte SAB de CV, Class O	2,843,886	24,088,092

Security	Shares	Value

Mexico (continued)
Grupo Financiero Inbursa SAB de CV, Class O(a)(c)	2,014,639	$4,351,729
Grupo Mexico SAB de CV, Series B	3,408,486	16,234,313
Grupo Televisa SAB, CPO(c)	2,639,161	2,341,896
Industrias Penoles SAB de CV(a)(c)	213,135	3,014,553
Kimberly-Clark de Mexico SAB de CV, Class A	1,669,487	3,755,991
Operadora De Sites Mexicanos SAB de CV	1,500,000	1,400,545
Orbia Advance Corp. SAB de CV	1,102,111	2,453,014
Promotora y Operadora de Infraestructura SAB de CV	208,708	2,004,395
Wal-Mart de Mexico SAB de CV	5,742,051	22,620,660

		188,203,965

Netherlands — 0.1%
NEPI Rockcastle NV	520,840	3,125,868
Pepco Group NV(a)	179,847	1,408,950

		4,534,818

Peru — 0.4%
Cia. de Minas Buenaventura SAA, ADR	243,963	2,083,444
Credicorp Ltd.	74,512	10,538,232
Southern Copper Corp.	93,603	7,550,018

		20,171,694

Philippines — 0.8%
Aboitiz Equity Ventures Inc.	1,854,150	1,539,121
ACEN Corp.	344,115	30,413
Ayala Corp.	272,220	2,959,353
Ayala Land Inc.	7,416,300	3,553,808
Bank of the Philippine Islands	2,172,298	4,219,023
BDO Unibank Inc.	2,600,842	6,394,368
International Container Terminal Services Inc.	1,115,590	4,077,406
JG Summit Holdings Inc.	2,995,180	1,931,728
Jollibee Foods Corp.	487,380	2,038,974
Manila Electric Co.	293,570	1,781,538
Metropolitan Bank & Trust Co.	2,055,167	2,002,851
PLDT Inc.	87,800	1,781,835
SM Investments Corp.	268,305	3,944,094
SM Prime Holdings Inc.	11,053,900	5,699,843
Universal Robina Corp.	956,900	1,888,738

		43,843,093

Poland — 1.2%
Allegro.eu SA (a)(b)	496,004	3,967,310
Bank Polska Kasa Opieki SA	208,448	5,441,751
Budimex SA	13,846	1,510,216
CD Projekt SA	74,605	2,662,940
Cyfrowy Polsat SA	295,130	969,875
Dino Polska SA(a)(b)	53,831	4,936,387
KGHM Polska Miedz SA	155,470	4,287,144
LPP SA	1,158	3,895,658
mBank SA(a)	16,741	1,738,668
PGE Polska Grupa Energetyczna SA(a)	1,024,641	2,103,259
Polski Koncern Naftowy ORLEN SA	636,780	9,721,635
Powszechna Kasa Oszczednosci Bank Polski SA	960,002	8,669,562
Powszechny Zaklad Ubezpieczen SA	663,517	6,645,023
Santander Bank Polska SA(a)	39,265	3,532,606

		60,082,034

Qatar — 1.3%
Barwa Real Estate Co.	2,427,930	1,742,527
Commercial Bank PSQC (The)	3,625,584	5,647,387
Dukhan Bank	1,941,548	2,224,762
Industries Qatar QSC	1,674,258	5,672,573

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Masraf Al Rayan QSC	6,256,712	$3,807,158
Mesaieed Petrochemical Holding Co	5,132,424	2,588,173
Ooredoo QPSC	923,053	2,734,597
Qatar Electricity & Water Co. QSC	525,045	2,574,353
Qatar Fuel QSC	260,481	1,143,244
Qatar Gas Transport Co. Ltd.	2,809,760	2,855,381
Qatar International Islamic Bank QSC	1,103,109	2,990,698
Qatar Islamic Bank SAQ	1,812,480	9,599,031
Qatar National Bank QPSC	5,108,786	21,852,473

		65,432,357

Russia — 0.0%
Alrosa PJSC(a)(d)	1,271,273	133
Gazprom PJSC(a)(d)	5,613,440	585
Inter RAO UES PJSC(a)(d)	19,580,300	2,042
LUKOIL PJSC(a)(d)	197,285	21
Magnit PJSC(a)(d)	26,665	3
Magnit PJSC, GDR(a)(d)	1	—
MMC Norilsk Nickel PJSC(a)(d)	29,789	3
Mobile TeleSystems PJSC(a)(d)	418,880	44
Moscow Exchange MICEX-RTS PJSC(a)(d)	631,870	66
Novatek PJSC(a)(d)	433,150	45
Novolipetsk Steel PJSC(a)(d)	785,210	82
Ozon Holdings PLC, ADR(a)(d)	534	—
PhosAgro PJSC(a)(d)	22,411	2
PhosAgro PJSC, GDR(a)(d)(e)	1	—
PhosAgro PJSC, New(a)(d)	433	4
Polymetal International PLC(a)(d)	137,561	14
Polyus PJSC(a)(d)	13,397	1
Rosneft Oil Co. PJSC(a)(d)	532,936	56
Sberbank of Russia PJSC(a)(d)	4,933,827	515
Severstal PAO(a)(d)	109,143	11
Surgutneftegas PJSC(a)(d)	3,671,000	383
Tatneft PJSC(a)(d)	685,605	71
TCS Group Holding PLC, GDR(a)(d)(e)	58,085	6
United Co. RUSAL International PJSC(a)(d)	1,500,930	157
VK Co. Ltd.(a)(d)	873	—
VTB Bank PJSC(a)(d)	1,160,968,000	121
X5 Retail Group NV, GDR(a)(d)	67,732	7
Yandex NV(a)(d)	149,219	16

		4,388

Saudi Arabia — 6.2%
ACWA Power Co.	104,342	5,363,620
Advanced Petrochemical Co.	148,463	1,683,232
Al Rajhi Bank	2,147,978	41,293,327
Alinma Bank	1,074,984	10,561,943
Almarai Co. JSC	274,572	4,637,143
AngloGold Ashanti Ltd.	459,025	7,813,951
Arab National Bank	748,271	5,142,533
Arabian Internet & Communications Services Co.	26,353	2,476,211
Bank AlBilad	537,937	6,143,174
Bank Al-Jazira	459,363	2,169,697
Banque Saudi Fransi	653,190	6,671,519
Bupa Arabia for Cooperative Insurance Co.	82,362	4,427,014
Co. for Cooperative Insurance (The)	72,000	2,226,814
Dallah Healthcare Co.	36,169	1,350,075
Dar Al Arkan Real Estate Development Co.(a)	573,636	2,844,326
Dr Sulaiman Al Habib Medical Services Group Co.	96,050	6,214,031
Elm Co.	26,417	5,977,404

Security	Shares	Value

Saudi Arabia (continued)
Emaar Economic City(a)	18,390	$41,216
Etihad Etisalat Co.	414,373	4,988,186
Jarir Marketing Co.	645,796	2,541,413
Mobile Telecommunications Co.	500,142	1,800,199
Mouwasat Medical Services Co.	111,284	3,259,746
Nahdi Medical Co.	41,754	1,688,202
National Industrialization Co.(a)	382,950	1,298,671
Power & Water Utility Co. for Jubail & Yanbu	81,352	1,542,167
Rabigh Refining & Petrochemical Co.(a)	480,774	1,322,703
Reinet Investments SCA	153,104	3,278,379
Riyad Bank	1,610,796	13,062,907
SABIC Agri-Nutrients Co.	256,891	9,413,744
Sahara International Petrochemical Co.	394,624	3,830,720
Saudi Arabian Mining Co.(a)	1,416,788	15,262,187
Saudi Arabian Oil Co.(b)	2,917,809	27,169,918
Saudi Aramco Base Oil Co.	50,149	1,955,874
Saudi Awwal Bank	1,103,277	10,525,559
Saudi Basic Industries Corp.	986,559	23,234,596
Saudi Electricity Co.	915,211	5,048,478
Saudi Industrial Investment Group	401,380	2,758,948
Saudi Investment Bank (The)	544,831	2,409,122
Saudi Kayan Petrochemical Co.(a)	819,801	2,658,650
Saudi National Bank (The)	3,222,332	30,687,059
Saudi Research & Media Group(a)	39,529	1,867,742
Saudi Tadawul Group Holding Co.	54,725	2,884,978
Saudi Telecom Co.	2,169,317	23,019,464
Savola Group (The)	285,851	2,884,338
Yanbu National Petrochemical Co.	307,623	3,466,534

		320,897,714

South Africa — 4.1%
Absa Group Ltd.	929,986	8,966,483
African Rainbow Minerals Ltd.	123,367	1,169,325
Anglo American Platinum Ltd.	71,832	2,505,090
Aspen Pharmacare Holdings Ltd.	416,274	3,795,731
Bid Corp. Ltd.	369,578	8,313,891
Bidvest Group Ltd. (The)	321,270	4,847,545
Capitec Bank Holdings Ltd.	96,022	8,057,509
Clicks Group Ltd.	269,484	3,902,773
Discovery Ltd.(a)	579,852	4,505,252
Exxaro Resources Ltd.	281,682	2,503,293
FirstRand Ltd.	5,521,119	21,451,841
Gold Fields Ltd.	979,705	12,534,026
Growthpoint Properties Ltd.	3,479,483	2,175,944
Harmony Gold Mining Co. Ltd.	615,770	2,551,684
Impala Platinum Holdings Ltd.	950,722	4,894,438
Kumba Iron Ore Ltd.	70,743	1,556,009
MTN Group Ltd.	1,864,202	11,877,193
Naspers Ltd., Class N	214,777	36,586,469
Nedbank Group Ltd.	482,865	5,517,982
Northam Platinum Holdings Ltd.(a)	389,196	2,565,788
Old Mutual Ltd.	5,350,451	3,595,299
OUTsurance Group Ltd., NVS	961,868	2,037,316
Pepkor Holdings Ltd.(b)	2,258,905	1,949,704
Remgro Ltd.	581,235	4,864,400
Sanlam Ltd.	1,932,170	6,972,591
Sasol Ltd.	630,619	8,126,262
Shoprite Holdings Ltd.	552,777	7,722,486
Sibanye Stillwater Ltd.	3,101,805	4,680,118
Standard Bank Group Ltd.	1,466,631	15,004,913
Vodacom Group Ltd.	684,603	3,910,049

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Woolworths Holdings Ltd.	1,031,545	$4,051,893

		213,193,297

South Korea — 17.0%
Amorepacific Corp.	32,194	3,256,113
BGF retail Co. Ltd.	8,991	1,063,103
Celltrion Healthcare Co. Ltd.	117,362	5,742,625
Celltrion Inc.	120,391	13,101,692
Celltrion Pharm Inc.(a)(c)	19,859	1,031,884
CJ CheilJedang Corp.	9,123	2,061,568
CosmoAM&T Co. Ltd.(a)	25,354	3,018,100
Coway Co. Ltd.	59,735	1,950,526
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	47,048	1,364,048
DB Insurance Co. Ltd.	50,537	3,121,034
Doosan Bobcat Inc.	57,505	2,336,748
Doosan Enerbility Co. Ltd.(a)	497,039	6,840,824
Ecopro BM Co. Ltd.(c)	53,612	13,129,024
Ecopro Co. Ltd.	21,662	20,600,820
F&F Co. Ltd./New	19,801	1,540,849
GS Holdings Corp.	52,036	1,476,932
Hana Financial Group Inc.	324,603	9,699,990
Hankook Tire & Technology Co. Ltd.	83,207	2,435,563
Hanmi Pharm Co. Ltd.	7,807	1,738,599
Hanmi Semiconductor Co. Ltd.	47,512	2,149,588
Hanon Systems	215,014	1,480,408
Hanwha Aerospace Co. Ltd.	38,347	3,303,563
Hanwha Solutions Corp.(a)	115,132	3,168,981
HD Hyundai Co. Ltd.	48,602	2,171,101
HD Hyundai Heavy Industries Co. Ltd.(a)	24,345	2,405,671
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	47,522	4,443,742
HLB Inc.(a)(c)	130,384	2,842,236
HMM Co. Ltd.	273,881	3,447,818
Hotel Shilla Co. Ltd.	35,093	2,337,695
HYBE Co. Ltd.(a)	20,581	3,929,769
Hyundai Engineering & Construction Co. Ltd.	87,266	2,340,646
Hyundai Glovis Co. Ltd.	19,929	2,598,572
Hyundai Mipo Dockyard Co. Ltd.(a)(c)	26,517	1,822,840
Hyundai Mobis Co. Ltd.	67,205	11,732,983
Hyundai Motor Co.	150,720	21,535,507
Hyundai Steel Co.	94,534	2,584,972
Iljin Materials Co. Ltd.	25,017	920,353
Industrial Bank of Korea	304,127	2,474,132
JYP Entertainment Corp.	30,803	2,614,788
Kakao Corp.	341,031	12,376,716
Kakao Games Corp.(a)(c)	41,349	888,286
Kakao Pay Corp.(a)	29,144	994,559
KakaoBank Corp.	185,781	3,695,495
Kangwon Land Inc.	104,640	1,226,855
KB Financial Group Inc.	420,279	17,120,572
Kia Corp.	286,510	17,366,525
Korea Aerospace Industries Ltd.(c)	81,026	3,094,672
Korea Electric Power Corp.(a)	283,012	3,808,980
Korea Investment Holdings Co. Ltd.	45,593	1,790,960
Korea Zinc Co. Ltd.	8,703	3,465,128
Korean Air Lines Co. Ltd.	206,188	3,550,753
Krafton Inc.(a)	31,855	3,729,556
KT Corp.	70,806	1,766,127
KT&G Corp.	113,000	7,424,243
Kumho Petrochemical Co. Ltd.	19,633	1,851,114

Security	Shares	Value

South Korea (continued)
L&F Co. Ltd.(c)	27,846	$4,517,927
LG Chem Ltd.	54,149	23,842,227
LG Corp.	103,583	6,426,098
LG Display Co. Ltd.(a)	255,437	2,584,240
LG Electronics Inc.	116,689	8,684,172
LG Energy Solution(a)	51,293	21,081,749
LG H&H Co. Ltd.	10,292	3,611,631
LG Innotek Co. Ltd.	15,583	3,176,985
LG Uplus Corp.	231,486	1,828,903
Lotte Chemical Corp.	21,129	2,180,608
Meritz Financial Group Inc.	115,318	4,765,542
Mirae Asset Securities Co. Ltd.	308,236	1,551,433
NAVER Corp.	143,834	23,282,720
NCSoft Corp.	15,932	3,026,908
Netmarble Corp.(a)(b)	24,233	784,591
NH Investment & Securities Co. Ltd.	155,645	1,211,872
Orion Corp./Republic of Korea	26,534	2,443,712
Pan Ocean Co. Ltd.	293,540	989,384
Pearl Abyss Corp.(a)	34,259	1,249,924
POSCO Future M Co. Ltd.	33,959	11,525,833
POSCO Holdings Inc.(c)	78,773	34,442,978
Posco International Corp.(c)	55,494	3,322,897
Samsung Biologics Co. Ltd.(a)(b)	19,500	10,863,875
Samsung C&T Corp.	91,649	7,251,110
Samsung Electro-Mechanics Co. Ltd.	61,495	6,288,665
Samsung Electronics Co. Ltd.	5,232,540	264,642,241
Samsung Engineering Co. Ltd.(a)	171,224	4,398,525
Samsung Fire & Marine Insurance Co. Ltd.	33,959	6,325,907
Samsung Heavy Industries Co. Ltd.(a)	724,864	4,826,874
Samsung Life Insurance Co. Ltd.	87,871	4,491,168
Samsung SDI Co. Ltd.	60,280	27,957,938
Samsung SDS Co. Ltd.	41,788	4,484,656
Samsung Securities Co. Ltd.	71,346	2,013,663
Shinhan Financial Group Co. Ltd.	475,720	12,778,613
SK Biopharmaceuticals Co. Ltd.(a)	34,542	2,236,620
SK Bioscience Co. Ltd.(a)(c)	29,820	1,657,592
SK Hynix Inc.(c)	598,321	55,015,694
SK IE Technology Co. Ltd.(a)(b)	27,056	1,844,855
SK Inc.	40,045	4,372,512
SK Innovation Co. Ltd.(a)	61,776	8,286,079
SK Square Co. Ltd.(a)	107,784	3,672,187
SKC Co. Ltd.(c)	21,732	1,501,786
S-Oil Corp.	51,230	2,829,638
Woori Financial Group Inc.	668,035	6,010,000
Yuhan Corp.	58,330	3,210,817

		873,459,297

Taiwan — 21.2%
Accton Technology Corp.	551,000	8,217,800
Acer Inc.	3,154,000	3,616,311
Advantech Co. Ltd.	514,280	5,534,337
Airtac International Group	149,439	4,304,793
ASE Technology Holding Co. Ltd.	3,370,000	12,473,274
Asia Cement Corp.	2,427,000	3,040,153
Asustek Computer Inc.	771,000	9,713,821
AUO Corp.	7,442,800	4,156,152
Catcher Technology Co. Ltd.	627,000	3,547,535
Cathay Financial Holding Co. Ltd.	10,525,379	15,049,573
Chailease Holding Co. Ltd.	1,685,595	9,396,194
Chang Hwa Commercial Bank Ltd.	5,948,431	3,228,188
Cheng Shin Rubber Industry Co. Ltd.	2,022,000	2,511,849

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
China Airlines Ltd.	3,100,000	$2,197,176
China Development Financial Holding Corp.(a)	17,829,920	6,624,296
China Steel Corp.	12,952,000	10,772,853
Chunghwa Telecom Co. Ltd.	4,161,000	15,170,378
Compal Electronics Inc.	4,770,000	4,762,585
CTBC Financial Holding Co. Ltd.	19,318,000	14,438,728
Delta Electronics Inc.	2,142,000	23,148,364
E Ink Holdings Inc.	935,000	5,344,284
E.Sun Financial Holding Co. Ltd.	15,681,336	12,026,185
Eclat Textile Co. Ltd.	206,000	3,281,945
eMemory Technology Inc.	71,000	4,022,135
Eva Airways Corp.	2,795,000	2,758,388
Evergreen Marine Corp. Taiwan Ltd.	1,081,400	3,611,366
Far Eastern New Century Corp.	3,353,000	2,959,855
Far EasTone Telecommunications Co. Ltd.	1,686,000	3,739,599
Feng TAY Enterprise Co. Ltd.	514,760	2,709,173
First Financial Holding Co. Ltd.	11,938,849	9,853,374
Formosa Chemicals & Fibre Corp.	3,792,000	7,379,718
Formosa Petrochemical Corp.	1,206,000	3,003,775
Formosa Plastics Corp.	4,169,000	10,407,542
Fubon Financial Holding Co. Ltd.	8,168,441	16,289,195
Giant Manufacturing Co. Ltd.	317,620	1,949,690
Gigabyte Technology Co. Ltd.	552,000	5,910,602
Global Unichip Corp.	93,000	4,232,700
Globalwafers Co. Ltd.	233,000	3,346,137
Hon Hai Precision Industry Co. Ltd.	13,663,200	45,617,904
Hotai Motor Co. Ltd.	328,572	6,988,903
Hua Nan Financial Holdings Co. Ltd.	9,748,078	6,272,528
Innolux Corp.	9,724,042	4,404,805
Inventec Corp.	2,916,000	5,136,970
Largan Precision Co. Ltd.	107,000	6,872,519
Lite-On Technology Corp.	2,204,000	9,422,240
MediaTek Inc.	1,670,000	36,829,263
Mega Financial Holding Co. Ltd.	12,322,895	13,868,462
Micro-Star International Co. Ltd.	779,000	3,895,433
momo.com Inc.	90,420	1,474,814
Nan Ya Plastics Corp.	5,223,000	10,839,742
Nan Ya Printed Circuit Board Corp.	236,000	1,782,413
Nanya Technology Corp.	1,359,000	2,831,707
Nien Made Enterprise Co. Ltd.	188,000	1,761,964
Novatek Microelectronics Corp.	619,000	7,738,054
Parade Technologies Ltd.	78,000	2,189,889
Pegatron Corp.	2,144,000	5,242,866
PharmaEssentia Corp.(a)	260,000	2,919,835
Pou Chen Corp.	2,435,000	2,184,847
Powerchip Semiconductor Manufacturing Corp.	3,181,000	2,774,222
President Chain Store Corp.	612,000	5,131,960
Quanta Computer Inc.	2,960,000	23,463,167
Realtek Semiconductor Corp.	528,000	6,900,090
Ruentex Development Co. Ltd.(a)	1,867,600	2,157,577
Shanghai Commercial & Savings Bank Ltd. (The)	4,213,678	5,635,741
Shin Kong Financial Holding Co. Ltd.(a)	14,403,897	4,277,987
Silergy Corp.	355,000	3,173,681
SinoPac Financial Holdings Co. Ltd.	11,541,201	6,194,701
Synnex Technology International Corp.	1,315,000	2,520,417
Taishin Financial Holding Co. Ltd.	12,310,336	6,872,848
Taiwan Business Bank	6,809,064	2,849,216
Taiwan Cement Corp.	7,065,671	7,746,223
Taiwan Cooperative Financial Holding Co. Ltd.	11,304,961	9,316,268
Taiwan High Speed Rail Corp.	2,121,000	1,979,232

Security	Shares	Value

Taiwan (continued)
Taiwan Mobile Co. Ltd.	1,894,000	$5,541,067
Taiwan Semiconductor Manufacturing Co. Ltd.	26,982,000	463,630,383
Unimicron Technology Corp.	1,499,000	8,673,632
Uni-President Enterprises Corp.	5,283,000	11,713,551
United Microelectronics Corp.	12,375,000	17,668,385
Vanguard International Semiconductor Corp.	985,000	2,106,050
Voltronic Power Technology Corp.	69,000	3,131,739
Walsin Lihwa Corp.	3,112,473	3,701,673
Wan Hai Lines Ltd.	711,015	1,009,255
Winbond Electronics Corp.(a)	3,216,000	2,648,547
Wistron Corp.	2,855,000	10,437,460
Wiwynn Corp.	96,000	4,678,509
WPG Holdings Ltd.	1,697,520	2,921,168
Yageo Corp.	365,858	5,557,844
Yang Ming Marine Transport Corp.	1,834,000	2,429,207
Yuanta Financial Holding Co. Ltd.	11,131,412	8,517,457
Zhen Ding Technology Holding Ltd.	710,000	2,149,422

		1,090,513,860

Thailand — 2.9%
Advanced Info Service PCL, NVDR	1,289,900	7,952,235
Airports of Thailand PCL, NVDR(a)	4,720,700	9,769,718
Asset World Corp. PCL, NVDR	9,959,100	1,239,009
B Grimm Power PCL, NVDR	1,094,200	1,062,565
Bangkok Dusit Medical Services PCL, NVDR	12,004,900	9,596,030
Bangkok Expressway & Metro PCL, NVDR	8,456,500	2,088,620
Banpu PCL, NVDR	8,420,900	2,066,635
Berli Jucker PCL, NVDR	1,098,800	1,058,437
BTS Group Holdings PCL, NVDR	9,248,200	1,940,179
Bumrungrad Hospital PCL, NVDR	671,100	4,961,122
Central Pattana PCL, NVDR	2,198,000	4,312,032
Central Retail Corp. PCL, NVDR	2,003,400	2,356,815
Charoen Pokphand Foods PCL, NVDR(c)	4,247,700	2,510,687
CP ALL PCL, NVDR	6,489,200	12,083,576
CP Axtra PCL(c)	2,323,300	2,403,023
Delta Electronics Thailand PCL, NVDR(c)	3,419,500	10,582,809
Electricity Generating PCL, NVDR	259,000	986,374
Energy Absolute PCL, NVDR(c)	1,906,400	3,442,293
Global Power Synergy PCL, NVDR	780,500	1,174,418
Gulf Energy Development PCL, NVDR(c)	3,310,200	4,535,651
Home Product Center PCL, NVDR	6,499,200	2,540,553
Indorama Ventures PCL, NVDR	1,984,600	1,642,490
Intouch Holdings PCL, NVDR	1,012,150	2,101,707
Kasikornbank PCL, NVDR	644,600	2,401,222
Krung Thai Bank PCL, NVDR	4,094,900	2,255,781
Krungthai Card PCL, NVDR	1,015,800	1,406,110
Land & Houses PCL, NVDR	9,204,400	2,180,737
Minor International PCL, NVDR	3,708,300	3,518,533
Muangthai Capital PCL, NVDR	750,900	872,727
Osotspa PCL, NVDR	1,518,700	1,300,629
PTT Exploration & Production PCL, NVDR	1,534,400	6,946,577
PTT Global Chemical PCL, NVDR	2,464,800	2,619,208
PTT Oil & Retail Business PCL, NVDR	3,437,400	2,001,611
PTT Public Company Ltd., NVDR	11,119,000	11,032,064
Ratch Group PCL, NVDR	1,192,600	1,209,022
SCB X PCL, NVS	929,300	3,129,755
SCG Packaging PCL, NVDR	1,493,900	1,747,979
Siam Cement PCL (The), NVDR	869,800	7,770,629
Thai Oil PCL, NVDR	1,348,700	1,983,611
TMBThanachart Bank PCL, NVDR	26,506,200	1,294,370

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
True Corp. PCL	11,155,782	$2,196,137

		148,273,680

Turkey — 1.0%
Akbank TAS	3,431,355	3,691,273
Aselsan Elektronik Sanayi Ve Ticaret AS	1,596,210	2,294,491
BIM Birlesik Magazalar AS	501,698	4,735,715
Eregli Demir ve Celik Fabrikalari TAS(a)	1,558,160	2,504,145
Ford Otomotiv Sanayi AS	78,591	2,537,419
Haci Omer Sabanci Holding AS	1,120,461	2,505,238
Hektas Ticaret TAS(a)	1,267,319	1,215,036
KOC Holding AS	842,485	4,470,354
Koza Altin Isletmeleri AS	1,020,764	1,085,771
Pegasus Hava Tasimaciligi AS(a)	51,271	1,677,273
Sasa Polyester Sanayi AS(a)	1,163,301	2,296,540
Tofas Turk Otomobil Fabrikasi AS	123,877	1,250,152
Turk Hava Yollari AO(a)	604,215	5,535,085
Turkcell Iletisim Hizmetleri AS	1,327,986	2,769,411
Turkiye Is Bankasi AS, Class C	3,863,685	3,041,682
Turkiye Petrol Rafinerileri AS	1,074,106	5,668,733
Turkiye Sise ve Cam Fabrikalari AS	1,518,315	2,908,642
Yapi ve Kredi Bankasi AS	3,710,865	2,203,977

		52,390,937

United Arab Emirates — 1.9%
Abu Dhabi Commercial Bank PJSC	3,248,038	7,631,519
Abu Dhabi Islamic Bank PJSC	1,597,638	4,532,368
Abu Dhabi National Oil Co. for Distribution PJSC	3,496,483	3,626,899
Aldar Properties PJSC	4,222,174	6,043,547
Americana Restaurants International PLC	2,713,260	3,257,685
Dubai Islamic Bank PJSC	3,153,941	4,842,082
Emaar Properties PJSC	7,235,686	13,905,249
Emirates NBD Bank PJSC	2,076,501	9,239,939
Emirates Telecommunications Group Co. PJSC	3,811,525	20,588,254
First Abu Dhabi Bank PJSC	4,841,894	18,029,045
Multiply Group(a)	4,248,781	4,404,974

		96,101,561

Total Common Stocks — 96.6% (Cost: $5,177,393,617)		4,972,096,828

Preferred Stocks

Brazil — 2.0%
Banco Bradesco SA, Preference Shares, NVS	5,823,696	17,581,457
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	276,694	2,164,583
Cia. Energetica de Minas Gerais, Preference Shares, NVS	1,529,073	3,807,205
Gerdau SA, Preference Shares, NVS	1,283,274	6,698,768
Itau Unibanco Holding SA, Preference Shares, NVS	5,327,225	29,508,139
Itausa SA, Preference Shares, NVS	5,587,937	10,426,498
Petroleo Brasileiro SA, Preference Shares, NVS	5,225,622	33,704,500

		103,891,150

Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	156,912	9,717,680

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	505,531	3,361,555

Security	Shares	Value

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(a)(d)	3,036,700	$317

South Korea — 0.8%
Hyundai Motor Co.
Preference Shares, NVS	25,498	1,962,292
Series 2, Preference Shares, NVS	39,883	3,138,600
LG Chem Ltd., Preference Shares, NVS	7,850	2,026,017
Samsung Electronics Co. Ltd., Preference Shares, NVS	901,835	36,812,864

		43,939,773

Total Preferred Stocks — 3.1% (Cost: $164,933,163)		160,910,475

Rights
Brazil — 0.0%
Itausa SA, (Expires 09/29/23, Strike Price BRL 6.50)(a)	76,437	42,756

South Korea — 0.0%
SK Innovation Co. Ltd., (Expires 09/19/23, Strike Price KRW 139,600.00)(a)	4,250	121,705

Total Rights — 0.0% (Cost: $—)		164,461

Total Long-Term Investments — 99.7% (Cost: $5,342,326,780)		5,133,171,764

Short-Term Securities
Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	40,010,331	40,022,334

Total Short-Term Securities — 0.8% (Cost: $40,020,478)		40,022,334

Total Investments — 100.5% (Cost: $5,382,347,258)		5,173,194,098

Liabilities in Excess of Other Assets — (0.5)%		(26,093,360)

Net Assets — 100.0%		$5,147,100,738

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ex China ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$16,624,717	$23,388,790	(a)$	—		$12,731	$(3,904)	$40,022,334	40,010,331	$419,077	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares(c)	4,900,000	—		(4,900,000	)(a)	—	—	—	—	153,469		17

						$12,731	$(3,904)	$40,022,334		$572,546		$17

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	214	09/15/23	$10,479	$54,091

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$54,091	$—	$—	$—	$54,091

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(529,822)	$—	$—	$—	$(529,822)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$333,086	$—	$—	$—	$333,086

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,851,303

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets ex China ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$801,145,182	$4,170,947,258	$4,388	$4,972,096,828
Preferred Stocks	116,970,385	43,939,773	317	160,910,475
Rights	164,461	—	—	164,461
Short-Term Securities
Money Market Funds	40,022,334	—	—	40,022,334

	$958,302,362	$4,214,887,031	$4,705	$5,173,194,098

Derivative Financial Instruments(a)
Assets
Equity Contracts	$54,091	$—	$—	$54,091

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 0.2%
Equatorial Energia SA	454,498	$2,905,747
Raia Drogasil SA	1,078,224	5,983,299

		8,889,046

Chile — 0.1%
Enel Americas SA(a)	25,250,335	3,000,785

China — 23.0%
360 Security Technology Inc., Class A(a)	4,601,000	7,056,341
Agricultural Bank of China Ltd., Class H	171,477,000	58,774,519
Anhui Gujing Distillery Co. Ltd., Class B	1,524,543	25,361,260
Anjoy Foods Group Co. Ltd., Class A	172,900	3,107,020
ANTA Sports Products Ltd.	396,800	4,473,207
Asia - Potash International Investment Guangzhou Co. Ltd.(a)	779,171	2,994,699
Bank of China Ltd., Class H	165,673,000	56,149,402
Bank of Communications Co. Ltd., Class A	19,775,574	15,088,203
Bank of Communications Co. Ltd., Class H	12,828,000	7,342,111
Bank of Ningbo Co. Ltd., Class A	618,856	2,224,724
Bank of Shanghai Co. Ltd., Class A	4,629,811	3,785,100
Beijing Capital International Airport Co. Ltd., Class H(a)	16,568,000	8,675,405
Beijing Kingsoft Office Software Inc., Class A	37,800	2,049,280
Beijing Tiantan Biological Products Corp. Ltd., Class A	873,500	3,012,149
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	15,496,900	10,871,969
BGI Genomics Co. Ltd., Class A	354,100	2,611,375
BOE Technology Group Co. Ltd., Class A	26,840,800	14,781,613
Cambricon Technologies Corp. Ltd.(a)	83,470	1,826,316
CGN Power Co. Ltd., Class H(b)	65,033,000	16,250,418
Changchun High & New Technology Industry Group Inc., Class A	105,600	1,998,463
China CITIC Bank Corp. Ltd., Class H	45,356,000	20,186,527
China Construction Bank Corp., Class A	7,650,584	6,310,389
China Construction Bank Corp., Class H	46,769,000	25,023,793
China Eastern Airlines Corp. Ltd., Class A(a)	4,417,700	2,637,234
China Huishan Dairy Holdings Co. Ltd.(c)	5,944,807	8
China Life Insurance Co. Ltd., Class H	9,124,000	13,828,705
China Mengniu Dairy Co. Ltd.	2,462,000	8,278,393
China Minsheng Banking Corp. Ltd., Class A	16,665,554	8,652,124
China Petroleum & Chemical Corp., Class H	11,424,000	6,679,681
China Railway Signal & Communication Corp. Ltd., Class A	6,040,800	4,659,722
China Resources Beer Holdings Co. Ltd.	872,000	5,119,813
China Resources Microelectronics Ltd.	537,278	4,321,380
China Resources Pharmaceutical Group Ltd.(b)	2,581,500	1,723,266
China Shenhua Energy Co. Ltd., Class H	2,188,000	6,368,206
China Southern Airlines Co. Ltd., Class H(a)	7,144,000	3,795,013
China Tourism Group Duty Free Corp. Ltd., Class A	531,063	7,961,780
China Tower Corp. Ltd., Class H(b)	260,840,000	25,236,790
China United Network Communications Ltd., Class A	17,810,835	12,771,516
China Yangtze Power Co. Ltd., Class A	11,315,683	34,319,457
China Zhenhua Group Science & Technology Co. Ltd., Class A	177,478	2,235,119
Chongqing Rural Commercial Bank Co. Ltd., Class A	7,415,200	3,832,735

Security	Shares	Value

China (continued)
Chongqing Zhifei Biological Products Co. Ltd., Class A	801,600	$4,861,647
Chow Tai Fook Jewellery Group Ltd.	3,665,000	5,557,470
CSPC Pharmaceutical Group Ltd.	7,498,000	5,635,555
ENN Energy Holdings Ltd.	356,600	2,797,746
Foshan Haitian Flavouring & Food Co. Ltd., Class A	423,065	2,277,438
Fuyao Glass Industry Group Co. Ltd., Class A	481,103	2,513,510
Gree Electric Appliances Inc. of Zhuhai, Class A	1,030,806	5,069,907
Guangdong Haid Group Co. Ltd., Class A	1,291,072	8,554,165
Guangdong Investment Ltd.	7,454,000	5,818,771
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,173,294	4,986,540
Guangzhou Haige Communications Group Inc. Co., Class A	2,070,900	3,011,976
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	386,273	3,174,112
Hainan Airlines Holding Co. Ltd., Class A	32,001,400	6,869,366
Hainan Airport Infrastructure Co. Ltd., NVS	3,786,300	2,086,621
Hansoh Pharmaceutical Group Co. Ltd.(b)	1,530,000	1,987,935
Hengan International Group Co. Ltd.	3,456,000	12,819,538
Hualan Biological Engineering Inc., Class A	957,810	2,794,274
Huaxia Bank Co. Ltd., Class A	7,398,003	5,631,690
Hundsun Technologies Inc., Class A	1,017,971	5,036,384
Iflytek Co. Ltd., Class A	1,292,167	9,723,605
Imeik Technology Development Co. Ltd., Class A	44,500	2,682,571
Industrial & Commercial Bank of China Ltd., Class A	3,825,000	2,428,020
Industrial & Commercial Bank of China Ltd., Class H	92,385,000	42,356,420
Ingenic Semiconductor Co. Ltd., Class A	201,200	2,039,609
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	2,176,918	2,900,249
JA Solar Technology Co. Ltd., Class A	557,700	2,132,038
Jiangsu Expressway Co. Ltd., Class H	15,946,000	14,400,289
Jiangsu Hengrui Medicine Co. Ltd., Class A	2,042,166	11,740,539
Jointown Pharmaceutical Group Co. Ltd., Class A	2,215,506	3,144,721
Kweichow Moutai Co. Ltd., Class A	41,190	10,470,668
Legend Biotech Corp., ADR(a)(d)	132,969	9,222,730
Lenovo Group Ltd.	7,134,000	8,063,745
Liaoning Port Co Ltd., Class A	16,403,600	3,560,634
Lingyi iTech Guangdong Co., Class A	5,901,700	4,869,569
LONGi Green Energy Technology Co. Ltd., Class A	489,640	1,789,562
Muyuan Foods Co. Ltd., Class A	695,200	3,873,767
NavInfo Co. Ltd., Class A(a)	1,406,600	1,991,835
Nongfu Spring Co. Ltd., Class H(b)	5,368,400	30,151,109
People’s Insurance Co. Group of China Ltd. (The), Class H	95,011,000	32,340,146
PetroChina Co. Ltd., Class A	3,941,800	4,201,576
PICC Property & Casualty Co. Ltd., Class H	5,074,000	5,834,889
Postal Savings Bank of China Co. Ltd., Class H(b)	41,288,000	20,364,489
Qi An Xin Technology Group Inc.(a)	391,342	2,881,247
Sangfor Technologies Inc., Class A(a)	185,200	2,778,927
SDIC Power Holdings Co. Ltd., Class A	1,811,600	3,164,359
SF Holding Co. Ltd., Class A	914,600	5,462,145
Shandong Gold Mining Co. Ltd., Class A	1,339,673	4,795,572
Shandong Gold Mining Co. Ltd., Class H(b)(d)	7,065,500	14,227,778
Shanghai Aiko Solar Energy Co. Ltd.	759,060	2,315,677
Shanghai Baosight Software Co. Ltd., Class B	8,455,341	19,207,525
Shanghai Friendess Electronic Technology Corp. Ltd., Class A	83,335	3,015,800
Shanghai International Airport Co. Ltd., Class A(a)	449,900	2,428,296

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	6,320,294	$2,594,948
Shanghai M&G Stationery Inc., Class A	451,048	2,333,940
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	3,750,900	6,167,000
Shanghai Pudong Development Bank Co. Ltd., Class A	4,349,786	4,175,141
Shanghai RAAS Blood Products Co. Ltd., Class A	5,663,000	5,537,723
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	198,400	6,602,201
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	157,200	5,838,057
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	706,472	2,682,832
Sichuan Chuantou Energy Co. Ltd., Class A	2,881,810	5,923,559
Sino Biopharmaceutical Ltd.(d)	13,379,000	5,078,513
Sinopec Shanghai Petrochemical Co. Ltd., Class A(a)	4,953,767	2,061,400
Sinopharm Group Co. Ltd., Class H	6,685,600	19,401,095
Songcheng Performance Development Co. Ltd., Class A	1,386,585	2,365,453
TCL Technology Group Corp., Class A(a)	4,819,750	2,713,127
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	1,215,258	4,276,071
Thunder Software Technology Co. Ltd., Class A	199,600	2,189,365
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	643,194	2,352,875
Tianshui Huatian Technology Co. Ltd., Class A	1,819,100	2,245,169
Tingyi Cayman Islands Holding Corp.	8,146,000	11,960,757
Tongwei Co. Ltd., Class A	1,103,900	4,864,968
TravelSky Technology Ltd., Class H	1,770,000	3,169,060
Uni-President China Holdings Ltd.	2,659,000	1,966,528
Walvax Biotechnology Co. Ltd., Class A	700,691	2,274,083
Want Want China Holdings Ltd.	14,610,000	9,662,912
Wintime Energy Group Co. Ltd., NVS	26,642,800	5,346,473
Wuliangye Yibin Co. Ltd., Class A	203,749	4,365,045
Xinjiang Daqo New Energy Co. Ltd.	1,476,435	8,423,449
Yealink Network Technology Corp. Ltd., Class A	1,042,424	5,301,628
Yonyou Network Technology Co. Ltd., Class A	829,200	2,068,715
Yum China Holdings Inc.	215,501	11,570,249
Yunnan Baiyao Group Co. Ltd., Class A	327,958	2,463,185
Zhefu Holding Group Co. Ltd., Class A	4,502,500	2,442,805
Zhejiang Dahua Technology Co. Ltd., Class A	1,235,800	3,666,364
Zhejiang Expressway Co. Ltd., Class H	7,746,000	5,784,190
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	722,163	2,699,724
Zhejiang Supor Co. Ltd., Class A	345,004	2,256,671
Zhejiang Zheneng Electric Power Co. Ltd., Class A(a)	3,397,100	2,055,973
Zhongji Innolight Co. Ltd., Class A	431,400	6,794,346
ZTE Corp., Class A	3,126,820	15,219,773

		1,033,315,343

Czech Republic — 0.2%
CEZ AS	244,263	10,399,649

Egypt — 0.2%
Commercial International Bank Egypt SAE	7,098,707	9,863,787

Greece — 0.7%
Hellenic Telecommunications Organization SA(d)	1,211,735	18,108,458

Security	Shares	Value

Greece (continued)
JUMBO SA	435,993	$13,483,379

		31,591,837

Hungary — 0.1%
Richter Gedeon Nyrt	98,590	2,474,288

India — 16.0%
ABB India Ltd.	108,299	5,727,695
Adani Green Energy Ltd.(a)	211,116	2,368,182
Apollo Hospitals Enterprise Ltd.	73,518	4,271,829
Asian Paints Ltd.	604,732	23,775,425
Bajaj Auto Ltd.	374,939	20,877,913
Bharti Airtel Ltd.	4,681,242	48,399,568
Britannia Industries Ltd.	350,983	18,939,065
Cipla Ltd.	1,903,817	28,895,529
Colgate-Palmolive India Ltd.	178,696	4,189,402
Dabur India Ltd.	3,774,762	25,197,223
Divi’s Laboratories Ltd.	265,196	11,495,938
Dr. Reddy’s Laboratories Ltd.	408,629	27,641,551
Eicher Motors Ltd.	100,661	4,054,862
HCL Technologies Ltd.	3,063,598	43,339,638
Hero MotoCorp Ltd.	168,603	5,935,156
Hindustan Unilever Ltd.	1,281,252	38,757,670
Indian Hotels Co. Ltd. (The), Class A	1,361,951	6,918,238
Infosys Ltd.	1,919,090	33,256,214
Jio Financial Services Ltd., NVS(a)	549,678	1,550,376
Kotak Mahindra Bank Ltd.	210,234	4,461,138
Lupin Ltd.	1,013,957	13,437,070
Marico Ltd.	3,760,078	25,873,352
Maruti Suzuki India Ltd.	70,806	8,550,644
Max Healthcare Institute Ltd.(a)	2,308,935	16,451,009
Mphasis Ltd.	147,348	4,318,197
MRF Ltd.	20,952	27,496,489
Nestle India Ltd.	62,106	16,486,314
Page Industries Ltd.	33,461	16,220,057
Petronet LNG Ltd.	1,265,820	3,289,035
Pidilite Industries Ltd.	879,592	26,708,366
Reliance Industries Ltd.	557,860	16,206,410
Siemens Ltd.	187,309	8,868,713
Sun Pharmaceutical Industries Ltd.	1,898,218	25,443,842
Tata Consultancy Services Ltd.	1,326,707	53,736,785
Tech Mahindra Ltd.	1,278,627	18,539,517
Titan Co. Ltd.	635,736	23,821,789
Torrent Pharmaceuticals Ltd.	890,025	19,811,031
Trent Ltd.	324,916	8,037,011
Tube Investments of India Ltd.	75,279	2,635,173
UltraTech Cement Ltd.	33,715	3,377,737
Wipro Ltd.	4,563,503	22,478,819

		721,839,972

Indonesia — 1.3%
Bank Central Asia Tbk PT	58,025,100	34,931,418
Telkom Indonesia Persero Tbk PT	89,940,900	21,985,035

		56,916,453

Kuwait — 2.5%
Kuwait Finance House KSCP	10,108,787	24,422,895
Mobile Telecommunications Co. KSCP	21,354,337	35,322,810
National Bank of Kuwait SAKP	18,016,638	53,764,161

		113,509,866

Malaysia — 4.4%
DiGi.Com Bhd	12,668,900	11,963,130

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
Genting Malaysia Bhd	3,630,400	$2,011,073
Hong Leong Bank Bhd	4,668,200	20,086,348
IHH Healthcare Bhd	20,573,600	26,287,168
IOI Corp. Bhd	2,887,800	2,509,039
Malayan Banking Bhd	22,053,300	43,290,167
Malaysia Airports Holdings Bhd	3,802,200	6,037,567
MISC Bhd	2,450,300	3,798,445
MR DIY Group M Bhd(b)	20,020,750	6,688,031
Nestle Malaysia Bhd	1,000,100	28,127,812
Petronas Chemicals Group Bhd	4,244,100	6,513,142
Petronas Dagangan Bhd	1,621,700	7,758,996
PPB Group Bhd	3,595,400	12,180,967
Public Bank Bhd	4,687,900	4,273,158
Telekom Malaysia Bhd	3,883,400	4,271,375
Tenaga Nasional Bhd	4,774,700	10,126,881

		195,923,299

Mexico — 1.0%
America Movil SAB de CV	16,238,932	15,286,053
Wal-Mart de Mexico SAB de CV	7,661,758	30,183,296

		45,469,349

Peru — 0.7%
Cia. de Minas Buenaventura SAA, ADR	1,425,299	12,172,054
Credicorp Ltd.	134,619	19,039,165

		31,211,219

Philippines — 1.5%
Bank of the Philippine Islands	10,901,255	21,172,347
BDO Unibank Inc.	4,537,605	11,156,047
International Container Terminal Services Inc.	4,772,060	17,441,554
Jollibee Foods Corp.	1,331,470	5,570,258
Manila Electric Co.	1,803,940	10,947,259
SM Investments Corp.	188,335	2,768,532

		69,055,997

Qatar — 2.6%
Masraf Al Rayan QSC	39,193,971	23,849,211
Ooredoo QPSC	7,547,681	22,360,432
Qatar Electricity & Water Co. QSC	4,228,260	20,731,623
Qatar Fuel QSC	1,666,797	7,315,527
Qatar Islamic Bank SA	1,914,923	10,141,577
Qatar National Bank QPSC	7,362,388	31,492,097

		115,890,467

Russia — 0.0%
Polymetal International PLC(a)(c)	244,417	26
Polyus PJSC(a)(c)	95,932	10
Rosneft Oil Co. PJSC(a)(c)	759,070	79
Yandex NV(a)(c)	49,681	5

		120

Saudi Arabia — 9.3%
Advanced Petrochemical Co.	667,982	7,573,395
Al Rajhi Bank	1,889,471	36,323,717
Alinma Bank	706,001	6,936,608
Arabian Internet & Communications Services Co.	117,629	11,052,790
Bank AlBilad	216,495	2,472,346
Bupa Arabia for Cooperative Insurance Co.	278,327	14,960,266
Dallah Healthcare Co.	126,054	4,705,200
Dar Al Arkan Real Estate Development Co.(a)	4,772,983	23,666,435
Dr Sulaiman Al Habib Medical Services Group Co.	133,515	8,637,860
Elm Co.	64,721	14,644,494
Emaar Economic City(a)	252,816	566,616

Security	Shares	Value

Saudi Arabia (continued)
Etihad Etisalat Co.	3,885,696	$46,775,672
Jarir Marketing Co.	8,214,181	32,325,413
Mobile Telecommunications Co.	6,147,102	22,125,732
Nahdi Medical Co.	54,366	2,198,132
SABIC Agri-Nutrients Co.	790,026	28,950,419
Saudi Arabian Oil Co.(b)	3,975,029	37,014,490
Saudi Basic Industries Corp.	1,276,998	30,074,767
Saudi Electricity Co.	3,297,486	18,189,559
Saudi National Bank (The)	226,076	2,152,977
Saudi Telecom Co.	5,891,590	62,517,947
Yanbu National Petrochemical Co.	568,323	6,404,304

		420,269,139

South Korea — 6.9%
BGF retail Co. Ltd.	75,605	8,939,593
Celltrion Healthcare Co. Ltd.(d)	58,680	2,871,264
Celltrion Inc.	39,923	4,344,668
Coway Co. Ltd.	195,545	6,385,129
HD Hyundai Co. Ltd.	116,583	5,207,881
HMM Co. Ltd.	661,867	8,332,076
Hotel Shilla Co. Ltd.(d)	371,593	24,753,397
Kangwon Land Inc.	908,716	10,654,266
Kia Corp.	45,194	2,739,390
Korea Electric Power Corp.(a)	884,734	11,907,388
KT Corp.	98,106	2,447,076
KT&G Corp.	508,242	33,392,142
LG Electronics Inc.	38,920	2,896,485
LG Uplus Corp.	1,184,259	9,356,482
NAVER Corp.	33,017	5,344,533
NCSoft Corp.	8,112	1,541,192
Orion Corp./Republic of Korea	172,883	15,922,073
Pan Ocean Co. Ltd.	698,390	2,353,941
Samsung Biologics Co. Ltd.(a)(b)	52,712	29,367,005
Samsung C&T Corp.	87,240	6,902,278
Samsung Electronics Co. Ltd.	845,783	42,776,531
Samsung SDS Co. Ltd.	265,302	28,472,007
SK Hynix Inc.	205,628	18,907,521
Yuhan Corp.	434,320	23,907,458

		309,721,776

Taiwan — 18.5%
Accton Technology Corp.	501,000	7,472,084
Advantech Co. Ltd.	2,734,940	29,431,591
Asustek Computer Inc.	2,921,000	36,801,650
Catcher Technology Co. Ltd.	493,000	2,789,370
Cathay Financial Holding Co. Ltd.	3,829,020	5,474,873
Chang Hwa Commercial Bank Ltd.	6,868,525	3,727,519
China Steel Corp.	7,812,000	6,497,647
Chunghwa Telecom Co. Ltd.	16,812,000	61,294,014
Compal Electronics Inc.	35,264,000	35,209,181
Delta Electronics Inc.	581,000	6,278,805
E.Sun Financial Holding Co. Ltd.	30,255,250	23,203,075
Far EasTone Telecommunications Co. Ltd.	22,354,000	49,581,848
First Financial Holding Co. Ltd.	77,464,399	63,932,939
Formosa Petrochemical Corp.	3,726,000	9,280,319
Formosa Plastics Corp.	3,123,840	7,798,392
Hon Hai Precision Industry Co. Ltd.	3,215,000	10,734,057
Hua Nan Financial Holdings Co. Ltd.	80,691,906	51,922,260
Inventec Corp.	22,065,000	38,870,800
Lite-On Technology Corp.	10,535,752	45,041,007
Mega Financial Holding Co. Ltd.	17,049,463	19,187,848

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
PharmaEssentia Corp.(a)	335,000	$3,762,095
Pou Chen Corp.	4,254,000	3,816,976
President Chain Store Corp.	7,382,000	61,902,172
Quanta Computer Inc.	3,686,000	29,217,984
Synnex Technology International Corp.	7,259,000	13,913,088
Taiwan Business Bank	19,432,448	8,131,403
Taiwan Cement Corp.	6,601,000	7,236,796
Taiwan Cooperative Financial Holding Co. Ltd.	73,486,884	60,559,564
Taiwan High Speed Rail Corp.	12,919,000	12,055,490
Taiwan Mobile Co. Ltd.	20,514,000	60,015,554
Taiwan Semiconductor Manufacturing Co. Ltd.	1,302,000	22,372,202
Uni-President Enterprises Corp.	8,761,000	19,425,028
WPG Holdings Ltd.	7,952,440	13,684,914

		830,622,545

Thailand — 5.7%
Advanced Info Service PCL, NVDR	10,021,600	61,783,176
Airports of Thailand PCL, NVDR(a)	31,006,800	64,170,081
Asset World Corp. PCL, NVDR	73,966,900	9,202,199
Bangkok Dusit Medical Services PCL, NVDR	36,331,800	29,041,560
Bangkok Expressway & Metro PCL, NVDR	9,408,900	2,323,848
Bumrungrad Hospital PCL, NVDR	3,603,800	26,641,172
Central Retail Corp. PCL, NVDR(d)	7,909,100	9,304,324
CP ALL PCL, NVDR	1,275,800	2,375,674
Home Product Center PCL, NVDR	34,084,600	13,323,750
Intouch Holdings PCL, NVDR	11,191,300	23,238,480
PTT Oil & Retail Business PCL, NVDR	18,825,800	10,962,333
Siam Cement PCL (The), NVDR	603,700	5,393,342

		257,759,939

Turkey — 0.2%
BIM Birlesik Magazalar AS	331,811	3,132,088
Hektas Ticaret TAS(a)	2,223,174	2,131,458
Sasa Polyester Sanayi AS(a)	1,052,705	2,078,206
Turkiye Sise ve Cam Fabrikalari AS	1,214,044	2,325,749

		9,667,501

United Arab Emirates — 4.0%
Abu Dhabi National Oil Co. for Distribution PJSC	45,601,750	47,302,659
Aldar Properties PJSC	22,656,295	32,429,831
Dubai Islamic Bank PJSC	25,117,847	38,562,132
Emirates NBD Bank PJSC	1,755,699	7,812,446
Emirates Telecommunications Group Co. PJSC	4,397,472	23,753,293
First Abu Dhabi Bank PJSC	5,059,332	18,838,687
Multiply Group(a)	11,356,530	11,774,016

		180,473,064

Total Common Stocks — 99.1% (Cost: $4,031,496,540)		4,457,865,441

Security	Shares	Value

Preferred Stocks

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS(a)(c)	40,815,200	$4,257

South Korea — 0.6%
Samsung Electronics Co. Ltd., Preference Shares, NVS	622,435	25,407,769

Total Preferred Stocks — 0.6% (Cost: $48,316,093)		25,412,026

Rights

China — 0.0%
Kangmei Pharmaceutical Co. Ltd., (Expires 12/31/49)(a)	167,567	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.7% (Cost: $4,079,812,633)		4,483,277,467

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(e)(f)(g)	40,420,994	40,433,121
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(e)(f)	1,290,000	1,290,000

Total Short-Term Securities — 0.9% (Cost: $41,711,298)		41,723,121

Total Investments — 100.6% (Cost: $4,121,523,931)		4,525,000,588

Liabilities in Excess of Other Assets — (0.6)%		(28,486,506)

Net Assets — 100.0%	.	$4,496,514,082

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Min Vol Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$78,672,519	$—	$(38,261,989	)(a)	$50,523	$(27,932)	$40,433,121	40,420,994	$519,328	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	13,620,000	—	(12,330,000	)(a)	—	—	1,290,000	1,290,000	698,387		5

					$50,523	$(27,932)	$41,723,121		$1,217,715		$5

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	243	09/15/23	$11,899	$58,120
2-Year U.S. Treasury Note	12	12/29/23	2,446	8,984

				$67,104

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$58,120	$—	$8,984	$—	$67,104

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(393,647)	$—	$(103,900)	$—	$(497,547)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$146,964	$—	$17,523	$—	$164,487

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Emerging Markets Min Vol Factor ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,842,733

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$455,844,995	$4,002,020,318	$128	$4,457,865,441
Preferred Stocks	—	25,407,769	4,257	25,412,026
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	41,723,121	—	—	41,723,121

	$497,568,116	$4,027,428,087	$4,385	$4,525,000,588

Derivative Financial Instruments(a)
Assets
Equity Contracts	$58,120	$—	$—	$58,120
Interest Rate Contracts	8,984	—	—	8,984

	$67,104	$—	$—	67,104

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2023	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 1.9%
BCE Inc.	107,578	$4,557,256
CGI Inc.(a)	218,124	22,745,465
Franco-Nevada Corp.	224,963	32,409,190
Loblaw Companies Ltd.	88,550	7,689,144
TELUS Corp.	276,370	4,853,656
Thomson Reuters Corp.	26,488	3,410,781
Waste Connections Inc.	112,136	15,361,511

		91,027,003

China — 7.3%
Agricultural Bank of China Ltd., Class A	8,120,699	3,859,750
Agricultural Bank of China Ltd., Class H	45,629,000	15,639,547
Anhui Gujing Distillery Co. Ltd., Class B	170,556	2,837,254
Bank of China Ltd., Class H	123,973,000	42,016,561
Bank of Communications Co. Ltd., Class A	3,731,700	2,847,181
Bank of Communications Co. Ltd., Class H	13,741,000	7,864,667
Beijing Enterprises Holdings Ltd.	781,500	2,927,883
Beijing Kingsoft Office Software Inc., Class A	43,600	2,363,720
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	3,050,000	2,139,751
BYD Co. Ltd., Class A	134,700	4,619,948
CGN Power Co. Ltd., Class H(b)	16,853,000	4,211,220
China CITIC Bank Corp. Ltd., Class H	14,119,000	6,283,922
China Coal Energy Co. Ltd., Class H	3,383,000	2,307,807
China Conch Venture Holdings Ltd.	1,965,000	1,930,685
China Construction Bank Corp., Class H	55,230,000	29,550,858
China Galaxy Securities Co. Ltd., Class H	5,584,000	3,003,991
China Merchants Port Holdings Co. Ltd.	2,240,000	2,679,687
China Minsheng Banking Corp. Ltd., Class H	9,927,000	3,188,394
China Shenhua Energy Co. Ltd., Class A	603,200	2,335,239
China Shenhua Energy Co. Ltd., Class H	3,897,500	11,343,732
China State Construction Engineering Corp. Ltd., Class A	3,788,500	2,930,088
China Tourism Group Duty Free Corp. Ltd., Class A	182,500	2,736,069
China Tower Corp. Ltd., Class H(b)	68,836,000	6,660,020
China Yangtze Power Co. Ltd., Class A	2,191,200	6,645,714
Chow Tai Fook Jewellery Group Ltd.	3,164,800	4,798,985
CITIC Securities Co. Ltd., Class A	967,508	2,956,571
COSCO Shipping Holdings Co. Ltd., Class H	5,034,000	5,162,288
East Money Information Co. Ltd., Class A	1,345,112	2,936,669
GCL-Poly Energy Holdings Ltd.	13,524,000	2,342,434
Guangdong Investment Ltd.	2,599,147	2,028,956
Industrial & Commercial Bank of China Ltd., Class A	5,980,251	3,796,123
Industrial & Commercial Bank of China Ltd., Class H	51,345,000	23,540,514
Industrial Bank Co. Ltd., Class A	1,975,900	4,294,832
Inner Mongolia Yitai Coal Co. Ltd., Class B(a)	1,760,339	2,345,252
Kingboard Holdings Ltd.	1,050,000	2,382,709
Kunlun Energy Co. Ltd.	6,184,000	4,527,210
Lenovo Group Ltd.	4,102,000	4,636,597
LONGi Green Energy Technology Co. Ltd., Class A	721,092	2,635,486
Luxshare Precision Industry Co. Ltd., Class A	664,300	3,009,569
Muyuan Foods Co. Ltd., Class A	510,120	2,842,471
NARI Technology Co. Ltd., Class A	760,580	2,486,818
Nongfu Spring Co. Ltd., Class H(b)	439,600	2,468,972
People’s Insurance Co. Group of China Ltd. (The), Class H	13,558,000	4,614,915
PetroChina Co. Ltd., Class H	26,706,000	19,264,795

Security	Shares	Value

China (continued)
PICC Property & Casualty Co. Ltd., Class H	10,774,000	$12,389,651
Ping An Bank Co. Ltd., Class A	1,777,800	2,718,844
Postal Savings Bank of China Co. Ltd., Class H(b)	12,305,000	6,069,198
Sany Heavy Equipment International Holdings Co. Ltd.	1,728,000	2,692,543
SF Holding Co. Ltd., Class A	456,600	2,726,892
Shaanxi Coal Industry Co. Ltd., Class A	962,200	2,199,864
Shanghai Baosight Software Co. Ltd., Class B	952,196	2,163,050
Shanghai Pudong Development Bank Co. Ltd., Class A	2,803,200	2,690,651
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	108,400	4,025,734
Sinopharm Group Co. Ltd., Class H	2,080,400	6,037,160
Tingyi Cayman Islands Holding Corp.	2,088,000	3,065,807
Topsports International Holdings Ltd.(b)	2,725,000	2,219,168
TravelSky Technology Ltd., Class H	1,472,000	2,635,512
Wanhua Chemical Group Co. Ltd., Class A	299,400	3,858,316
Xiaomi Corp., Class B(a)(b)	4,577,800	7,216,524
ZTE Corp., Class H	1,192,400	3,837,632
ZTO Express Cayman Inc., ADR	118,588	2,981,302

		345,523,702

Denmark — 0.2%
Novo Nordisk A/S, Class B	45,319	8,359,258

Finland — 0.2%
Elisa OYJ	224,196	11,006,017

France — 0.6%
Bollore SE	1,390,459	8,225,010
Orange SA	1,783,829	20,026,441

		28,251,451

Germany — 0.8%
Deutsche Telekom AG, Registered	1,684,623	36,056,866
Telefonica Deutschland Holding AG	1,436,000	2,730,062

		38,786,928

Greece — 0.1%
Hellenic Telecommunications Organization SA	218,959	3,272,176

Hong Kong — 1.8%
BOC Hong Kong Holdings Ltd.	1,687,000	4,686,974
CLP Holdings Ltd.	1,534,254	12,030,895
Galaxy Entertainment Group Ltd.(a)	1,488,000	9,835,236
Hang Seng Bank Ltd.	1,199,200	15,282,741
HKT Trust & HKT Ltd., Class SS	5,692,000	6,065,770
Hong Kong & China Gas Co. Ltd.	12,841,579	9,438,075
Jardine Matheson Holdings Ltd.	212,200	10,088,669
MTR Corp. Ltd.	2,447,500	10,212,098
Power Assets Holdings Ltd.	1,295,000	6,374,676

		84,015,134

India — 4.9%
Adani Green Energy Ltd.(a)	218,261	2,448,330
Asian Paints Ltd.	436,014	17,142,169
Bajaj Auto Ltd.	70,250	3,911,765
Bajaj Holdings & Investment Ltd.	31,084	2,790,988
Berger Paints India Ltd.	386,150	3,350,111
Bharat Petroleum Corp. Ltd.	774,837	3,185,079
Bharti Airtel Ltd.	1,509,847	15,610,375
Cipla Ltd.	364,228	5,528,137
Divi’s Laboratories Ltd.	139,454	6,045,168
Dr. Reddy’s Laboratories Ltd.	63,272	4,280,010

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Eicher Motors Ltd.	182,578	$7,354,671
Havells India Ltd.	159,110	2,658,895
HCL Technologies Ltd.	1,173,265	16,597,765
Hero MotoCorp Ltd.	80,281	2,826,049
Hindustan Petroleum Corp. Ltd.	953,434	2,855,665
Hindustan Unilever Ltd.	160,377	4,851,379
Indian Hotels Co. Ltd. (The), Class A	1,002,921	5,094,490
Indian Oil Corp. Ltd.	4,536,926	4,879,744
Infosys Ltd.	519,305	8,999,118
Larsen & Toubro Infotech Ltd.(b)	51,604	3,232,522
Larsen & Toubro Ltd.	204,104	6,659,349
Maruti Suzuki India Ltd.	39,355	4,752,572
MRF Ltd.	2,470	3,241,520
Nestle India Ltd.	33,206	8,814,681
Petronet LNG Ltd.	1,214,358	3,155,319
PI Industries Ltd.	121,857	5,338,642
Pidilite Industries Ltd.	236,191	7,171,820
Shree Cement Ltd.	11,049	3,175,293
Sun Pharmaceutical Industries Ltd.	417,508	5,596,305
Tata Consultancy Services Ltd.	777,325	31,484,681
Tech Mahindra Ltd.	374,342	5,427,791
Torrent Pharmaceuticals Ltd.	161,456	3,593,843
UltraTech Cement Ltd.	75,846	7,598,631
Wipro Ltd.	655,624	3,229,461
Wipro Ltd., ADR	955,132	4,670,596
Yes Bank Ltd.(a)	15,166,840	3,076,348

		230,629,282

Indonesia — 0.6%
Bank Central Asia Tbk PT	34,286,300	20,640,535
Telkom Indonesia Persero Tbk PT	39,720,200	9,709,153

		30,349,688

Israel — 0.3%
Bank Hapoalim BM	427,371	3,538,266
Check Point Software Technologies Ltd.(a)(c)	82,884	11,155,358
Isracard Ltd.	—	1

		14,693,625

Italy — 0.2%
Infrastrutture Wireless Italiane SpA(b)	497,172	6,151,200
Recordati Industria Chimica e Farmaceutica SpA	59,765	2,995,895

		9,147,095

Japan — 10.7%
Brother Industries Ltd.	242,900	4,110,734
Canon Inc.	998,900	24,586,982
Capcom Co. Ltd.	83,400	3,518,080
Central Japan Railway Co.	226,000	28,977,602
Chiba Bank Ltd. (The)	431,900	3,083,938
Chubu Electric Power Co. Inc.	676,500	9,016,789
East Japan Railway Co.	382,400	21,620,571
ENEOS Holdings Inc.	2,830,200	10,627,776
FUJIFILM Holdings Corp.	176,600	10,436,431
Hamamatsu Photonics KK	208,400	9,642,343
Hankyu Hanshin Holdings Inc.	87,600	3,144,083
Hirose Electric Co. Ltd.	46,800	5,666,304
ITOCHU Corp.	183,900	6,901,642
Itochu Techno-Solutions Corp.	152,500	4,527,946
Japan Post Bank Co. Ltd.	664,200	5,329,583
KDDI Corp.	709,300	21,085,656
Keio Corp.	120,900	4,183,221
Keisei Electric Railway Co. Ltd.	62,800	2,404,731

Security	Shares	Value

Japan (continued)
Keyence Corp.	8,300	$3,445,923
Kintetsu Group Holdings Co. Ltd.	273,100	8,644,306
Kirin Holdings Co. Ltd.	157,000	2,204,162
Koei Tecmo Holdings Co. Ltd.	178,600	2,773,968
Kyocera Corp.	63,500	3,256,895
McDonald’s Holdings Co. Japan Ltd.(c)	136,700	5,440,001
MEIJI Holdings Co. Ltd.	151,000	3,786,335
Mizuho Financial Group Inc.	499,100	8,224,679
NEC Corp.	222,100	11,707,084
Nintendo Co. Ltd.	365,200	15,658,638
Nippon Telegraph & Telephone Corp.	35,780,100	41,312,974
Nissin Foods Holdings Co. Ltd.	35,500	3,100,297
Nitori Holdings Co. Ltd.	62,400	7,102,857
Nomura Research Institute Ltd.	138,990	3,994,453
NTT Data Group Corp.	666,000	8,954,844
Obic Co. Ltd.	90,900	15,804,598
Odakyu Electric Railway Co. Ltd.	187,600	2,789,535
Ono Pharmaceutical Co. Ltd.	479,800	9,064,347
Oracle Corp. Japan	59,800	4,176,856
Oriental Land Co. Ltd./Japan	241,600	8,702,725
Osaka Gas Co. Ltd.	587,200	9,374,302
Otsuka Corp.	80,600	3,592,176
Otsuka Holdings Co. Ltd.	411,600	15,637,388
Pan Pacific International Holdings Corp.	371,400	7,400,210
SCSK Corp.	175,600	3,043,919
Secom Co. Ltd.	283,900	19,869,523
SG Holdings Co. Ltd.	150,900	2,179,728
Shizuoka Financial Group Inc., NVS	708,100	5,754,130
SoftBank Corp.	3,945,900	45,254,355
Suntory Beverage & Food Ltd.	207,800	6,685,847
TIS Inc.	345,000	8,133,845
Tobu Railway Co. Ltd.	296,800	8,136,556
Toho Co. Ltd./Tokyo	151,700	5,781,997
Tokyu Corp.	169,100	2,136,853
USS Co. Ltd.	293,300	5,121,663
Welcia Holdings Co. Ltd.	149,900	2,757,747
West Japan Railway Co.	108,000	4,675,755

		504,545,883

Kuwait — 0.3%
Mobile Telecommunications Co. KSCP	3,075,694	5,087,592
National Bank of Kuwait SAKP	2,484,490	7,414,065

		12,501,657

Malaysia — 0.5%
DiGi.Com Bhd	3,083,400	2,911,627
Hong Leong Bank Bhd	934,700	4,021,830
IHH Healthcare Bhd	2,710,800	3,463,626
Malayan Banking Bhd(c)	2,645,700	5,193,454
Petronas Chemicals Group Bhd	1,564,800	2,401,396
Petronas Gas Bhd	1,155,300	4,262,659

		22,254,592

Netherlands — 0.5%
Koninklijke Ahold Delhaize NV	507,228	16,591,430
Koninklijke KPN NV	1,642,816	5,748,861

		22,340,291

New Zealand — 0.1%
Spark New Zealand Ltd.	1,691,560	5,117,491

Philippines — 0.2%
BDO Unibank Inc.	3,072,758	7,554,609

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines (continued)
Jollibee Foods Corp.	665,920	$2,785,903

		10,340,512

Qatar — 0.2%
Industries Qatar QSC	696,258	2,359,000
Qatar National Bank QPSC	1,871,613	8,005,693

		10,364,693

Russia — 0.0%
PhosAgro PJSC(a)(d)	41,863	4
PhosAgro PJSC, GDR(a)(d)(e)	2	—
PhosAgro PJSC, New(a)(d)	809	8
Polymetal International PLC(a)(d)	250,942	26
Polyus PJSC(a)(d)	53,523	6

		44

Saudi Arabia — 1.4%
Arabian Internet & Communications Services Co.	30,090	2,827,351
Bupa Arabia for Cooperative Insurance Co.	49,830	2,678,397
Jarir Marketing Co.	957,043	3,766,268
SABIC Agri-Nutrients Co.	293,383	10,750,989
Saudi Arabian Oil Co.(b)	1,992,409	18,552,821
Saudi Basic Industries Corp.	297,973	7,017,606
Saudi Telecom Co.	1,983,730	21,050,128

		66,643,560

Singapore — 0.9%
DBS Group Holdings Ltd.	103,400	2,545,050
Genting Singapore Ltd.	6,867,400	4,443,197
Singapore Exchange Ltd.	1,302,400	9,271,659
Singapore Technologies Engineering Ltd.	1,737,900	4,896,547
Singapore Telecommunications Ltd.	11,691,700	20,542,761
UOL Group Ltd.	675,200	3,314,866

		45,014,080

Switzerland — 3.4%
BKW AG	33,375	5,734,601
Kuehne + Nagel International AG, Registered	21,898	6,579,142
Nestle SA, Registered	186,162	22,384,008
Novartis AG, Registered	447,607	45,047,933
Roche Holding AG, NVS	153,574	45,072,159
Swiss Prime Site AG, Registered	110,851	10,644,338
Swisscom AG, Registered	40,558	24,695,328

		160,157,509

Taiwan — 5.3%
Acer Inc.	4,059,000	4,653,966
Advantech Co. Ltd.	625,959	6,736,151
Asia Cement Corp.	3,255,000	4,077,337
Asustek Computer Inc.	1,106,000	13,934,483
Catcher Technology Co. Ltd.	999,000	5,652,293
Chang Hwa Commercial Bank Ltd.	6,531,250	3,544,481
Cheng Shin Rubber Industry Co. Ltd.	1,814,000	2,253,459
China Steel Corp.	7,610,000	6,329,633
Chunghwa Telecom Co. Ltd.	5,960,000	21,729,260
Compal Electronics Inc.	6,616,000	6,605,715
E.Sun Financial Holding Co. Ltd.	10,121,621	7,762,380
Far EasTone Telecommunications Co. Ltd.	2,520,000	5,589,436
First Financial Holding Co. Ltd.	16,175,798	13,350,214
Formosa Chemicals & Fibre Corp.	5,437,000	10,581,099
Formosa Petrochemical Corp.	1,792,000	4,463,320
Hua Nan Financial Holdings Co. Ltd.	13,189,905	8,487,217
Inventec Corp.	4,220,000	7,434,162
Lite-On Technology Corp.	3,155,000	13,487,825

Security	Shares	Value

Taiwan (continued)
Mega Financial Holding Co. Ltd.	6,441,122	$7,248,983
Nan Ya Plastics Corp.	1,045,000	2,168,779
Pegatron Corp.	3,143,000	7,685,788
Powerchip Semiconductor Manufacturing Corp.	2,405,000	2,097,455
President Chain Store Corp.	601,000	5,039,719
Quanta Computer Inc.	4,227,000	33,506,353
Synnex Technology International Corp.	1,944,250	3,726,480
Taishin Financial Holding Co. Ltd.	10,242,593	5,718,429
Taiwan Cooperative Financial Holding Co. Ltd.	15,285,766	12,596,796
Taiwan High Speed Rail Corp.	3,135,000	2,925,456
Taiwan Mobile Co. Ltd.	2,693,000	7,878,614
Taiwan Semiconductor Manufacturing Co. Ltd.	541,000	9,295,976
WPG Holdings Ltd.	2,585,760	4,449,691

		251,010,950

Thailand — 0.7%
Advanced Info Service PCL, NVDR	1,763,600	10,872,596
Airports of Thailand PCL, NVDR(a)	6,493,700	13,439,028
Bangkok Expressway & Metro PCL, NVDR	10,051,900	2,482,659
Bumrungrad Hospital PCL, NVDR	361,600	2,673,136
Home Product Center PCL, NVDR	6,011,500	2,349,909

		31,817,328

United Arab Emirates — 0.4%
Abu Dhabi National Oil Co. for Distribution PJSC	4,932,853	5,116,844
Emirates Telecommunications Group Co. PJSC	2,023,665	10,930,987
Multiply Group(a)	2,794,614	2,897,349

		18,945,180

United States — 56.1%
Abbott Laboratories	90,785	9,341,776
AbbVie Inc.	153,603	22,573,497
Accenture PLC, Class A	38,111	12,339,198
Activision Blizzard Inc.	328,332	30,203,261
Akamai Technologies Inc.(a)(c)	160,220	16,837,520
Ameren Corp.	63,112	5,002,888
American Electric Power Co. Inc.	181,436	14,224,582
American Water Works Co. Inc.	94,501	13,111,069
Amgen Inc.	86,378	22,142,137
Amphenol Corp., Class A	197,689	17,471,754
Aon PLC, Class A	49,925	16,644,496
Arrow Electronics Inc.(a)	75,602	10,087,575
Arthur J Gallagher & Co.	59,518	13,717,709
AT&T Inc.	616,274	9,114,692
AutoZone Inc.(a)	12,935	32,742,754
Becton Dickinson and Co.	58,806	16,433,337
Berkshire Hathaway Inc., Class B(a)	91,805	33,068,161
BioMarin Pharmaceutical Inc.(a)	152,196	13,907,670
Black Knight Inc.(a)	244,835	18,548,700
Booz Allen Hamilton Holding Corp., Class A	128,574	14,568,720
Bristol-Myers Squibb Co.	537,726	33,150,808
Brown & Brown Inc.	143,125	10,605,562
Campbell Soup Co.	304,431	12,694,773
Cboe Global Markets Inc.	166,222	24,885,096
Cencora Inc.	133,090	23,421,178
CF Industries Holdings Inc.	156,188	12,037,409
CH Robinson Worldwide Inc.(c)	181,873	16,446,775
Cheniere Energy Inc.	17,382	2,836,742
Church & Dwight Co. Inc.	205,355	19,872,203
Cigna Group (The)	22,566	6,234,083
Cisco Systems Inc.	1,075,787	61,696,384
Clorox Co. (The)	23,693	3,706,770

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
CME Group Inc.	55,377	$11,223,810
CMS Energy Corp.	126,811	7,125,510
Cognizant Technology Solutions Corp., Class A	42,932	3,074,361
Colgate-Palmolive Co.	166,625	12,241,939
Conagra Brands Inc.	84,270	2,517,988
Consolidated Edison Inc.	524,618	46,670,017
Corteva Inc.	108,176	5,463,970
Dollar General Corp.	120,604	16,703,654
Dominion Energy Inc.	326,695	15,857,775
Domino’s Pizza Inc.	42,547	16,482,708
Duke Energy Corp.	384,847	34,174,414
Electronic Arts Inc.	202,295	24,271,354
Eli Lilly & Co.	120,081	66,548,890
Erie Indemnity Co., Class A, NVS	37,773	10,528,468
Evergy Inc.	55,281	3,038,797
Eversource Energy	90,443	5,772,072
Expeditors International of Washington Inc.	242,350	28,284,668
F5 Inc.(a)	37,160	6,081,606
First Horizon Corp.	839,394	10,534,395
Fiserv Inc.(a)(c)	120,507	14,628,345
Gen Digital, Inc.	634,183	12,842,206
General Mills Inc.	502,470	33,997,120
Genuine Parts Co.	19,542	3,004,192
Gilead Sciences Inc.	716,938	54,831,418
GoDaddy Inc., Class A(a)	47,064	3,412,611
Henry Schein Inc.(a)	44,887	3,435,651
Hershey Co. (The)	192,024	41,258,277
Hologic Inc.(a)	32,001	2,391,755
Home Depot Inc. (The)	61,430	20,290,329
Horizon Therapeutics PLC(a)	85,283	9,614,805
Hormel Foods Corp.	443,095	17,099,036
Humana Inc.	44,836	20,697,643
Incyte Corp.(a)	296,669	19,144,051
International Business Machines Corp.	134,305	19,720,003
Jack Henry & Associates Inc.	73,703	11,555,156
JM Smucker Co. (The)	166,908	24,193,315
Johnson & Johnson	364,259	58,893,395
Juniper Networks Inc.	330,032	9,610,532
Kellogg Co.	410,657	25,058,290
Keurig Dr Pepper Inc.	564,905	19,009,053
Keysight Technologies Inc.(a)	273,160	36,412,228
Kimberly-Clark Corp.	121,025	15,591,651
Kraft Heinz Co. (The)	166,521	5,510,180
Kroger Co. (The)	747,442	34,673,834
Lockheed Martin Corp.	9,101	4,080,433
Marsh & McLennan Companies Inc.	211,124	41,167,069
Mastercard Inc., Class A	19,251	7,943,733
McCormick & Co. Inc./MD, NVS	102,184	8,387,263
McDonald’s Corp.	180,870	50,851,600
McKesson Corp.	112,319	46,311,370
Merck & Co. Inc.	620,585	67,631,353
Microsoft Corp.	70,891	23,235,234
Mondelez International Inc., Class A	87,316	6,222,138
Motorola Solutions Inc.	204,430	57,970,215
Neurocrine Biosciences Inc.(a)	152,401	16,594,945
Newmont Corp.	423,072	16,677,498
NextEra Energy Inc.	140,960	9,416,128
Northrop Grumman Corp.	31,522	13,651,863
Old Dominion Freight Line Inc.(c)	10,961	4,684,403
Oracle Corp.(c)	170,113	20,479,904

Security	Shares	Value

United States (continued)
O’Reilly Automotive Inc.(a)	26,206	$24,625,778
PepsiCo Inc.	345,756	61,516,908
Pfizer Inc.	437,200	15,468,136
PG&E Corp.(a)	266,851	4,349,671
Procter & Gamble Co. (The)	258,566	39,907,076
Progressive Corp. (The)(c)	164,640	21,974,501
PTC Inc.(a)(c)	37,548	5,525,939
Quest Diagnostics Inc.	49,974	6,571,581
Regeneron Pharmaceuticals Inc.(a)	41,659	34,430,747
Republic Services Inc., Class A	330,843	47,684,402
Rollins Inc.	225,066	8,905,862
Roper Technologies Inc.	83,715	41,778,808
Seagen Inc.(a)	131,365	27,070,386
Southern Co. (The)	488,986	33,119,022
T-Mobile U.S. Inc.(a)	283,170	38,581,912
Ulta Beauty Inc.(a)	22,506	9,340,665
United Parcel Service Inc., Class B	14,328	2,427,163
United Therapeutics Corp.(a)	47,480	10,652,613
UnitedHealth Group Inc.	49,540	23,609,773
VeriSign Inc.(a)	56,575	11,755,719
Verizon Communications Inc.	1,432,080	50,094,158
Vertex Pharmaceuticals Inc.(a)	130,886	45,592,829
Visa Inc., Class A	101,675	24,979,514
VMware Inc., Class A(a)	237,768	40,130,483
Walmart Inc.	381,979	62,113,605
Waste Management Inc.	429,788	67,382,163
WEC Energy Group Inc.	398,362	33,510,211
Xcel Energy Inc.	556,245	31,778,277
Yum! Brands Inc.	92,300	11,941,774

		2,645,265,576

Total Long-Term Investments — 99.6% (Cost: $4,234,434,504)		4,701,380,705

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.52%(f)(g)(h)	51,582,073	51,597,548
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.31%(f)(g)	7,270,000	7,270,000

Total Short-Term Securities — 1.3% (Cost: $58,856,936)		58,867,548

Total Investments — 100.9% (Cost: $4,293,291,440)		4,760,248,253

Liabilities in Excess of Other Assets — (0.9)%		(41,704,828)

Net Assets — 100.0%		$4,718,543,425

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Min Vol Factor ETF

(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/23	Shares Held at 08/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$11,312,019	$40,271,365	(a)	$—	$9,907	$4,257	$51,597,548	51,582,073	$217,703	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,260,000	1,010,000	(a)	—	—	—	7,270,000	7,270,000	300,432		3

					$9,907	$4,257	$58,867,548		$518,135		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	36	09/15/23	$3,797	$14,811
MSCI Emerging Markets Index	37	09/15/23	1,812	(11,755)
S&P 500 E-Mini Index	33	09/15/23	7,451	93,017
2-Year U.S. Treasury Note	9	12/29/23	1,834	6,738

				$102,811

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$107,828	$—	$6,738	$—	$114,566

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$11,755	$—	$—	$—	$11,755

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2023	iShares® MSCI Global Min Vol Factor ETF

For the period ended August 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,549,862	$—	$(62,317)	$—	$1,487,545

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$623,515	$—	$10,712	$—	$634,227

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,590,611

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,792,580,575	$1,908,800,086	$44	$4,701,380,705
Short-Term Securities
Money Market Funds	58,867,548	—	—	58,867,548

	$2,851,448,123	$1,908,800,086	$44	$4,760,248,253

Derivative Financial Instruments(a)
Assets
Equity Contracts	$107,828	$—	$—	$107,828
Interest Rate Contracts	6,738	—	—	6,738
Liabilities
Equity Contracts	(11,755)	—	—	(11,755)

	$102,811	$—	$—	102,811

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2023

	iShares Emerging Markets Equity Factor ETF	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$605,816,365	$4,308,400,255	$5,133,171,764	$4,483,277,467
Investments, at value — affiliated(c)	15,390,096	35,144,856	40,022,334	41,723,121
Cash	133,926	83,787,853	43,455,696	2,622,731
Cash pledged for futures contracts	10,000	309,000	423,000	496,000
Foreign currency, at value(d)	1,300,252	26,794,342	7,788,732	15,573,587
Receivables:
Investments sold	—	201,918,677	80,088,969	23,921,611
Securities lending income — affiliated	24,351	18,124	46,095	18,916
Capital shares sold	—	—	37,618,392	—
Dividends — unaffiliated	1,670,753	7,149,294	10,027,106	8,268,879
Dividends — affiliated	374	15,483	16,703	4,695
Tax reclaims	140,114	455,084	146,870	—
Other assets	—	—	2,540	—

Total assets	624,486,231	4,663,992,968	5,352,808,201	4,575,907,007

LIABILITIES
Bank borrowings	—	82,780,559	32,217,666	—
Collateral on securities loaned, at value	15,390,675	35,161,827	40,017,762	40,399,556
Payables:
Investments purchased	101,205	214,164,656	123,171,749	29,471,701
Capital shares redeemed	—	—	—	99,654
Deferred foreign capital gain tax	2,426,802	7,062,148	9,060,148	8,253,414
Investment advisory fees	129,608	938,925	1,057,367	964,359
Variation .margin on futures contracts	3,880	130,317	182,771	204,241

Total liabilities	18,052,170	340,238,432	205,707,463	79,392,925

Commitments and contingent liabilities

NET ASSETS	$606,434,061	$4,323,754,536	$5,147,100,738	$4,496,514,082

NET ASSETS CONSIST OF
Paid-in capital	$713,948,945	$5,252,734,158	$5,536,035,355	$5,160,344,995
Accumulated loss	(107,514,884)	(928,979,622)	(388,934,617)	(663,830,913)

NET ASSETS	$606,434,061	$4,323,754,536	$5,147,100,738	$4,496,514,082

NET ASSET VALUE
Shares outstanding	14,500,000	137,900,000	100,600,000	82,500,000

Net asset value	$41.82	$31.35	$51.16	$54.50

Shares authorized	525 million	600 million	200 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$588,756,152	$4,381,820,006	$5,342,326,780	$4,079,812,633
(b) Securities loaned, at value	$13,462,883	$33,321,973	$37,800,341	$28,925,047
(c) Investments, at cost — affiliated	$15,388,487	$35,140,056	$40,020,478	$41,711,298
(d) Foreign currency, at cost	$1,345,819	$26,840,743	$7,818,605	$15,603,591

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Assets and Liabilities (continued)

August 31, 2023

iShares MSCI Global Min Vol Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,701,380,705
Investments, at value — affiliated(c)	58,867,548
Cash	1,224,619
Cash pledged for futures contracts	549,000
Foreign currency, at value(d)	4,025,010
Receivables:
Investments sold	10,056,271
Securities lending income — affiliated	77,427
Dividends — unaffiliated	8,924,126
Dividends — affiliated	27,318
Tax reclaims	3,290,584

Total assets	4,788,422,608

LIABILITIES
Collateral on securities loaned, at value	51,494,939
Payables:
Investments purchased	12,461,106
Deferred foreign capital gain tax	5,061,427
Investment advisory fees	805,794
Variation margin on futures contracts	55,917

Total liabilities	69,879,183

Commitments and contingent liabilities

NET ASSETS	$4,718,543,425

NET ASSETS CONSIST OF
Paid-in capital	$4,502,386,734
Accumulated earnings	216,156,691

NET ASSETS	$4,718,543,425

NET ASSET VALUE
Shares outstanding	48,300,000

Net asset value	$97.69

Shares authorized	500 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$4,234,434,504
(b) Securities loaned, at value	$49,595,130
(c) Investments, at cost — affiliated	$58,856,936
(d) Foreign currency, at cost	$4,039,668

See notes to financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2023

	iShares Emerging Markets Equity Factor ETF	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$33,803,843	$129,996,728	$123,418,486	$167,886,970
Dividends — affiliated	51,607	177,979	153,469	698,387
Interest — unaffiliated	—	—	—	188,802
Securities lending income — affiliated — net	196,625	509,929	419,077	519,328
Other income — unaffiliated	—	—	—	4,120
Foreign taxes withheld	(3,724,269)	(14,255,976)	(16,199,234)	(17,692,569)
Other foreign taxes	(479)	(431,020)	(190,866)	(717,760)

Total investment income	30,327,327	115,997,640	107,600,932	150,887,278

EXPENSES
Investment advisory	2,418,892	10,418,712	8,546,725	37,426,390
Interest expense	161,536	194,398	55,447	175,825
Commitment costs	16,575	49,961	48,101	49,961

Total expenses	2,597,003	10,663,071	8,650,273	37,652,176

Less:
Investment advisory fees waived	—	—	—	(23,012,591)

Total expenses after fees waived	2,597,003	10,663,071	8,650,273	14,639,585

Net investment income	27,730,324	105,334,569	98,950,659	136,247,693

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(49,744,048)	(213,054,221)	(98,422,628)	(611,872,356)
Investments — affiliated	4,947	4,671	12,731	50,523
Capital gain distributions from underlying funds — affiliated	2	1	17	5
Forward foreign currency exchange contracts	1,363	—	—	—
Foreign currency transactions	(839,334)	(870,409)	(1,672,967)	(4,784,433)
Futures contracts	(217,207)	74,649	(529,822)	(497,547)
In-kind redemptions — unaffiliated(b)	2,309,958	8,274,880	422,758	107,165,379

	(48,484,319)	(205,570,429)	(100,189,911)	(509,938,429)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	18,388,287	123,314,688	197,002,646	615,184,061
Investments — affiliated	(2,228)	(7,424)	(3,904)	(27,932)
Foreign currency translations	(25,478)	97,347	282,829	225,036
Futures contracts	31,631	(292,296)	333,086	164,487

	18,392,212	123,112,315	197,614,657	615,545,652

Net realized and unrealized gain (loss)	(30,092,107)	(82,458,114)	97,424,746	105,607,223

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,361,783)	$22,876,455	$196,375,405	$241,854,916

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(1,609,653)	$(3,059,643)	$(548,213)	$(1,505,428)
(b) See Note 2 of the Notes to Financial Statements
(c) Net of reduction/increase in deferred foreign capital gain tax of	$(137,118)	$562,829	$(6,610,517)	$(4,619,586)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations (continued)

Year Ended August 31, 2023

iShares MSCI Global Min Vol Factor ETF

INVESTMENT INCOME
Dividends — unaffiliated	$127,405,581
Dividends — affiliated	300,432
Securities lending income — affiliated — net	217,703
Other income — unaffiliated	12,088
Foreign taxes withheld	(8,715,442)
Foreign withholding tax claims	187,160
Other foreign taxes	(189,245)

Total investment income	119,218,277

EXPENSES
Investment advisory	13,615,898
Commitment costs	47,650
Interest expense	43,577
Professional	19,930

Total expenses	13,727,055

Less:
Investment advisory fees waived	(4,618,321)

Total expenses after fees waived	9,108,734

Net investment income	110,109,543

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(78,527,738)
Investments — affiliated	9,907
Capital gain distributions from underlying funds — affiliated	3
Foreign currency transactions	(2,063,136)
Futures contracts	1,487,545
In-kind redemptions — unaffiliated(b)	69,822,260

(9,271,159)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	120,318,690
Investments — affiliated	4,257
Foreign currency translations	455,370
Futures contracts	634,227

121,412,544

Net realized and unrealized gain	112,141,385

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$222,250,928

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(790,383)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$(168,305)

See notes to financial statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Emerging Markets Equity Factor ETF		iShares ESG Aware MSCI EM ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,730,324	$28,827,105	$105,334,569	$130,794,394
Net realized loss	(48,484,319)	(12,052,611)	(205,570,429)	(410,931,587)
Net change in unrealized appreciation (depreciation)	18,392,212	(173,736,750)	123,112,315	(1,506,377,431)

Net increase (decrease) in net assets resulting from operations	(2,361,783)	(156,962,256)	22,876,455	(1,786,514,624)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(30,828,923)	(24,269,864)	(98,049,319)	(171,869,925)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(193,183,181)	252,840,861	147,402,728	(895,534,243)

NET ASSETS
Total increase (decrease) in net assets	(226,373,887)	71,608,741	72,229,864	(2,853,918,792)
Beginning of year	832,807,948	761,199,207	4,251,524,672	7,105,443,464

End of year	$606,434,061	$832,807,948	$4,323,754,536	$4,251,524,672

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	iShares MSCI Emerging Markets ex China ETF		iShares MSCI Emerging Markets Min Vol Factor ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/23	Year Ended 08/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$98,950,659	$72,722,303	$136,247,693	$136,267,262
Net realized gain (loss)	(100,189,911)	(90,777,201)	(509,938,429)	201,551,744
Net change in unrealized appreciation (depreciation)	197,614,657	(505,422,090)	615,545,652	(898,895,137)

Net increase (decrease) in net assets resulting from operations	196,375,405	(523,476,988)	241,854,916	(561,076,131)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(83,177,048)	(51,969,537)	(153,732,586)	(76,156,771)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,726,740,408	1,601,141,901	(1,768,751,802)	2,939,861,974

NET ASSETS
Total increase (decrease) in net assets	2,839,938,765	1,025,695,376	(1,680,629,472)	2,302,629,072
Beginning of year	2,307,161,973	1,281,466,597	6,177,143,554	3,874,514,482

End of year	$5,147,100,738	$2,307,161,973	$4,496,514,082	$6,177,143,554

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Min Vol Factor ETF
	Year Ended 08/31/23	Year Ended 08/31/22
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$110,109,543	$106,780,084
Net realized gain (loss)	(9,271,159)	218,127,905
Net change in unrealized appreciation (depreciation)	121,412,544	(785,770,593)

Net increase (decrease) in net assets resulting from operations	222,250,928	(460,862,604)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(98,968,869)	(98,218,027)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	118,692,307	(270,611,429)

NET ASSETS
Total increase (decrease) in net assets	241,974,366	(829,692,060)
Beginning of year	4,476,569,059	5,306,261,119

End of year	$4,718,543,425	$4,476,569,059

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights

(For a share outstanding throughout each period)

	iShares Emerging Markets Equity Factor ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$43.38	$53.61	$44.03	$40.35	$44.78

Net investment income(a)	1.46	1.64	1.23	1.11	1.47
Net realized and unrealized gain (loss)(b)	(1.38)	(10.49)	9.24	3.73	(4.72)

Net increase (decrease) from investment operations	0.08	(8.85)	10.47	4.84	(3.25)

Distributions from net investment income(c)	(1.64)	(1.38)	(0.89)	(1.16)	(1.18)

Net asset value, end of year	$41.82	$43.38	$53.61	$44.03	$40.35

Total Return(d)
Based on net asset value	0.30%	(16.80)%	23.97%	12.17%	(7.16)%

Ratios to Average Net Assets(e)
Total expenses	0.33%	0.45%	0.45%	0.45%	0.45%

Total expenses after fees waived	0.33%	0.45%	0.45%	0.45%	0.45%

Net investment income	3.51%	3.41%	2.44%	2.71%	3.55%

Supplemental Data
Net assets, end of year (000)	$606,434	$832,808	$761,199	$541,608	$411,575

Portfolio turnover rate(f)	121%	54%	49%	45%	53%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EM ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$31.56	$43.35	$35.93	$32.03	$33.65

Net investment income(a)	0.78	0.83	0.75	0.89	0.91
Net realized and unrealized gain (loss)(b)	(0.23)	(11.51)	7.23	3.89	(1.85)

Net increase (decrease) from investment operations	0.55	(10.68)	7.98	4.78	(0.94)

Distributions from net investment income(c)	(0.76)	(1.11)	(0.56)	(0.88)	(0.68)

Net asset value, end of year	$31.35	$31.56	$43.35	$35.93	$32.03

Total Return(d)
Based on net asset value	1.81%	(25.08)%	22.30%	15.11%	(2.76)%

Ratios to Average Net Assets(e)
Total expenses	0.26%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.53%	2.20%	1.76%	2.75%	2.76%

Supplemental Data
Net assets, end of year (000)	$4,323,755	$4,251,525	$7,105,443	$3,654,480	$672,543

Portfolio turnover rate(f)	38%	41%	41%	46%	34%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ex China ETF

	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of period	$49.62	$62.82	$46.00	$46.25	$49.59

Net investment income(a)	1.45	1.86	1.58	1.46	1.62
Net realized and unrealized gain (loss)(b)	1.31	(13.73)	16.09	(0.05)	(3.83)

Net increase (decrease) from investment operations	2.76	(11.87)	17.67	1.41	(2.21)

Distributions from net investment income(c)	(1.22)	(1.33)	(0.85)	(1.66)	(1.13)

Net asset value, end of period	$51.16	$49.62	$62.82	$46.00	$46.25

Total Return(d)
Based on net asset value	5.69%	(19.17)%	38.66%	2.87%	(4.42)%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.36%	0.49%

Total expenses after fees waived	0.25%	0.25%	0.22%	0.16%	0.26%

Net investment income	2.89%	3.34%	2.65%	3.24%	3.38%

Supplemental Data
Net assets, end of period (000)	$5,147,101	$2,307,162	$1,281,467	$73,606	$27,748

Portfolio turnover rate(f)	13%	21%	51%	18%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Min Vol Factor ETF
	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21(a)		Year Ended 08/31/20(a)	Year Ended 08/31/19(a)

Net asset value, beginning of year	$54.86	$63.94	$55.97		$56.84	$59.22

Net investment income(b)	1.25	1.87	1.32	(c)	1.42	1.57
Net realized and unrealized gain (loss)(d)	(0.38)	(9.86)	8.12		(0.82)	(2.46)

Net increase (decrease) from investment operations	0.87	(7.99)	9.44		0.60	(0.89)

Distributions from net investment income(e)	(1.23)	(1.09)	(1.47)		(1.47)	(1.49)

Net asset value, end of year	$54.50	$54.86	$63.94		$55.97	$56.84

Total Return(f)
Based on net asset value	1.62%	(12.68)%	17.04	%(c)	1.07%	(1.44	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.64%	0.69%	0.69%		0.70%	0.68%

Total expenses after fees waived	0.25%	0.25%	0.25%		0.25%	0.25%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.69%	0.69%		N/A	N/A

Net investment income	2.32%	3.14%	2.15	%(c)	2.59%	2.71%

Supplemental Data
Net assets, end of year (000)	$4,496,514	$6,177,144	$3,874,514		$4,248,258	$5,417,265

Portfolio turnover rate(i)	58%	26%	38%		23%	24%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:

• Net investment income per share by $0.01.

• Total return by 0.02%.

• Ratio of net investment income to average net assets by 0.01%.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Min Vol Factor ETF
	Year Ended 08/31/23		Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of year	$95.04		$106.77	$93.16	$93.54	$87.04

Net investment income(a)	2.32		2.18	1.97	2.13	2.16
Net realized and unrealized gain (loss)(b)	2.40		(11.91)	13.38	(0.18)	6.36

Net increase (decrease) from investment operations	4.72		(9.73)	15.35	1.95	8.52

Distributions from net investment income(c)	(2.07)		(2.00)	(1.74)	(2.33)	(2.02)

Net asset value, end of year	$97.69		$95.04	$106.77	$93.16	$93.54

Total Return(d)
Based on net asset value	5.00	%(e)	(9.21)%	16.63%	2.13%	9.99%

Ratios to Average Net Assets(f)
Total expenses	0.30%		0.32%	0.32%	0.32%	0.32%

Total expenses after fees waived	0.20%		0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.30%		N/A	N/A	N/A	N/A

Net investment income	2.42%		2.13%	2.00%	2.33%	2.45%

Supplemental Data
Net assets, end of year (000)	$4,718,543		$4,476,569	$5,306,261	$5,924,818	$5,275,720

Portfolio turnover rate(g)	22%		23%	25%	22%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2023:

• Total return by 0.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Emerging Markets Equity Factor(a)	Diversified
ESG Aware MSCI EM	Diversified
MSCI Emerging Markets ex China	Diversified
MSCI Emerging Markets Min Vol Factor	Diversified
MSCI Global Min Vol Factor	Diversified

(a)	Formerly the iShares MSCI Emerging Markets Multifactor ETF

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Emerging Markets Equity Factor
Barclays Bank PLC	$170,469	$(170,469)	$—		$—
BARCLAYS CAPITAL INC.	7,084,473	(7,084,473)	—		—
BNP Paribas Prime Brokerage International Ltd.	273,371	(273,371)	—		—
Citigroup Global Markets, Inc.	33,355	(33,355)	—		—
GOLDMAN SACHS & CO.	436,451	(436,451)	—		—
HSBC Bank PLC	1,880,903	(1,880,903)	—		—
J.P. Morgan Securities LLC	1,027,561	(1,027,561)	—		—
Macquarie Bank Ltd.	108,107	(108,107)	—		—
Morgan Stanley & Co. LLC	1,996,400	(1,996,400)	—		—
SG AMERICAS Securities LLC	355,030	(355,030)	—		—
UBS AG	5,273	(5,273)	—		—
Wells Fargo Securities LLC	91,490	(91,490)	—		—

	$13,462,883	$(13,462,883)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
ESG Aware MSCI EM
BNP Paribas SA	$2,063,243	$(2,063,243)	$—		$—
HSBC Bank PLC	9,365,431	(9,365,431)	—		—
J.P. Morgan Securities LLC	14,114,300	(14,114,300)	—		—
Macquarie Bank Ltd.	80,076	(80,076)	—		—
Morgan Stanley	12,871	(12,871)	—		—
Nomura Securities International, Inc.	42,107	(42,107)	—		—
SG Americas Securities LLC	217,902	(217,902)	—		—
State Street Bank & Trust Co.	194,416	(194,416)	—		—
UBS AG	7,231,627	(7,231,627)	—		—

	$33,321,973	$(33,321,973)	$—		$—

MSCI Emerging Markets ex China
Barclays Capital, Inc.	$1,087,789	$(1,087,789)	$—		$—
J.P. Morgan Securities LLC	2,770,407	(2,770,407)	—		—
Jefferies LLC	19,421,186	(19,421,186)	—		—
Morgan Stanley	11,072,852	(11,072,852)	—		—
Nomura Securities International, Inc.	2,448,897	(2,448,897)	—		—
UBS AG	999,210	(999,210)	—		—

	$37,800,341	$(37,800,341)	$—		$—

MSCI Emerging Markets Min Vol Factor
BofA Securities, Inc.	$9,992,141	$(9,992,141)	$—		$—
Credit Suisse Securities (USA) LLC	110,753	(110,753)	—		—
Goldman Sachs & Co. LLC	8,879,467	(8,879,467)	—		—
HSBC Bank PLC	3,795,880	(3,795,880)	—		—
J.P. Morgan Securities LLC	3,330,714	(3,330,714)	—		—
Morgan Stanley	2,816,092	(2,816,092)	—		—

	$28,925,047	$(28,925,047)	$—		$—

MSCI Global Min Vol Factor
Barclays Bank PLC	$15,554,746	$(15,554,746)	$—		$—
HSBC Bank PLC	166,138	(166,138)	—		—
J.P. Morgan Securities LLC	254,377	(254,377)	—		—
Macquarie Bank Limited	135,236	(135,236)	—		—
Morgan Stanley	16,191,311	(16,191,311)	—		—
RBC Capital Markets LLC	10,938,937	(10,938,937)	—		—
SG Americas Securities LLC	886,147	(886,147)	—		—
State Street Bank & Trust Co.	5,188,615	(5,188,615)	—		—
Wells Fargo Bank, National Association	279,623	(279,623)	—		—

	$49,595,130	$(49,595,130)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Emerging Markets Equity Factor	0.25%
ESG Aware MSCI EM	0.25
MSCI Emerging Markets ex China	0.25
MSCI Emerging Markets Min Vol Factor	0.25
MSCI Global Min Vol Factor	0.20

Effective December 16, 2022, for its investment advisory services to the iShares Emerging Markets Equity Factor ETF, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 16, 2022, BFA was entitled to an annual investment advisory fee of 0.45%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Effective June 30, 2023, for its investment advisory services to the iShares MSCI Emerging Markets Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Prior to June 30, 2023, for its investment advisory services to the iShares MSCI Emerging Markets Min Vol Factor ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Effective June 30, 2023, for its investment advisory services to the iShares MSCI Global Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Prior to June 30, 2023, for its investment advisory services to the iShares MSCI Global Min Vol Factor ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For each of the iShares Emerging Markets Equity Factor and iShares MSCI Emerging Markets ex China ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2026 and December 31, 2027, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For each of the iShares MSCI Emerging Markets Min Vol Factor and iShares MSCI Global Min Vol Factor ETFs, BFA had contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in order to limit each Fund’s total annual operating expenses after fee waiver to 0.25% and 0.20%, respectively, of average daily net assets. The contractual waivers were terminated as of June 30, 2023.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived
MSCI Emerging Markets Min Vol Factor	$23,012,591
MSCI Global Min Vol Factor	4,618,321

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Emerging Markets Equity Factor	$46,019
ESG Aware MSCI EM	121,702
MSCI Emerging Markets ex China	99,514
MSCI Emerging Markets Min Vol Factor	129,530
MSCI Global Min Vol Factor	60,870

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Emerging Markets Equity Factor	$67,134,193	$40,371,853	$(5,886,734)
ESG Aware MSCI EM	59,669,866	55,775,265	(13,534,484)
MSCI Emerging Markets ex China	3,546,624	12,149,668	(2,043,748)
MSCI Emerging Markets Min Vol Factor	64,019,246	13,157,950	(5,543,114)
MSCI Global Min Vol Factor	149,082,473	168,463,888	(1,825,665)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Emerging Markets Equity Factor	$946,417,933	$1,054,383,959
ESG Aware MSCI EM	1,748,771,436	1,584,518,199
MSCI Emerging Markets ex China	2,616,735,140	428,551,258
MSCI Emerging Markets Min Vol Factor	3,379,250,477	4,757,256,905
MSCI Global Min Vol Factor	1,157,274,984	1,020,710,772

For the year ended August 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Emerging Markets Equity Factor	$21,565,452	$109,968,832
ESG Aware MSCI EM	73,640,936	83,618,535
MSCI Emerging Markets ex China	541,672,957	8,465,555
MSCI Emerging Markets Min Vol Factor	226,861,553	628,320,581
MSCI Global Min Vol Factor	253,702,675	260,185,109

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Emerging Markets Equity Factor	$(899,752)	$899,752
ESG Aware MSCI EM	7,568,422	(7,568,422)
MSCI Emerging Markets ex China	343,532	(343,532)
MSCI Emerging Markets Min Vol Factor	105,324,691	(105,324,691)
MSCI Global Min Vol Factor	67,653,175	(67,653,175)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/23	Year Ended 08/31/22
Emerging Markets Equity Factor
Ordinary income	$30,828,923	$24,269,864

ESG Aware MSCI EM
Ordinary income	$98,049,319	$171,869,925

MSCI Emerging Markets ex China
Ordinary income	$83,177,048	$51,969,537

MSCI Emerging Markets Min Vol Factor
Ordinary income	$153,732,586	$76,156,771

MSCI Global Min Vol Factor
Ordinary income	$98,968,869	$98,218,027

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of August 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Emerging Markets Equity Factor	$21,543,090	$(127,984,851)	$(1,073,123)	$(107,514,884)
ESG Aware MSCI EM	57,781,482	(829,882,107)	(156,878,997)	(928,979,622)
MSCI Emerging Markets ex China	50,994,748	(134,221,201)	(305,708,164)	(388,934,617)
MSCI Emerging Markets Min Vol Factor	69,051,076	(1,234,300,856)	501,418,867	(663,830,913)
MSCI Global Min Vol Factor	40,410,209	(263,839,039)	439,585,521	216,156,691

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Factor	$619,788,686	$66,903,098	$(65,483,270)	$1,419,828
ESG Aware MSCI EM	4,493,387,939	638,988,494	(788,831,322)	(149,842,828)
MSCI Emerging Markets ex China	5,469,963,184	288,462,020	(585,231,106)	(296,769,086)
MSCI Emerging Markets Min Vol Factor	4,015,304,322	769,949,032	(260,252,766)	509,696,266
MSCI Global Min Vol Factor	4,315,646,025	760,429,924	(315,827,696)	444,602,228

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 9, 2024. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Emerging Markets Equity Factor	$127,400,000	$2,928,493	5.07%
ESG Aware MSCI EM	82,766,000	2,728,079	5.12
MSCI Emerging Markets ex China	32,212,000	935,923	5.61
MSCI Emerging Markets Min Vol Factor	113,000,000	2,970,685	5.58
MSCI Global Min Vol Factor	21,800,000	768,082	5.54

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/23		Year Ended 08/31/22
iShares ETF	Shares	Amount	Shares	Amount
Emerging Markets Equity Factor
Shares sold	3,800,000	$159,623,754	5,400,000	$270,269,841
Shares redeemed	(8,500,000)	(352,806,935)	(400,000)	(17,428,980)

	(4,700,000)	$(193,183,181)	5,000,000	$252,840,861

ESG Aware MSCI EM
Shares sold	15,800,000	$512,788,131	19,900,000	$784,318,752
Shares redeemed	(12,600,000)	(365,385,403)	(49,100,000)	(1,679,852,995)

	3,200,000	$147,402,728	(29,200,000)	$(895,534,243)

MSCI Emerging Markets ex China
Shares sold	55,100,000	$2,772,309,487	30,600,000	$1,819,166,668
Shares redeemed	(1,000,000)	(45,569,079)	(4,500,000)	(218,024,767)

	54,100,000	$2,726,740,408	26,100,000	$1,601,141,901

MSCI Emerging Markets Min Vol Factor
Shares sold	43,000,000	$2,217,098,360	54,400,000	$3,087,685,688
Shares redeemed	(73,100,000)	(3,985,850,162)	(2,400,000)	(147,823,714)

	(30,100,000)	$(1,768,751,802)	52,000,000	$2,939,861,974

MSCI Global Min Vol Factor
Shares sold	4,400,000	$432,126,269	4,800,000	$492,333,800
Shares redeemed	(3,200,000)	(313,433,962)	(7,400,000)	(762,945,229)

	1,200,000	$118,692,307	(2,600,000)	$(270,611,429)

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares MSCI Global Min Vol Factor ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective October 18, 2023, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 2024 under the same terms.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares Emerging Markets Equity Factor ETF(1)
iShares ESG Aware MSCI EM ETF(1)
iShares MSCI Emerging Markets ex China ETF(1)
iShares MSCI Emerging Markets Min Vol Factor ETF(2)
iShares MSCI Global Min Vol Factor ETF(1)

(1)

Statement of operations for the year ended August 31, 2023, statement of changes in net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023.

(2)

Statement of operations for the year ended August 31, 2023, statement of changes in net assets for each of the two years in the period ended August 31, 2023, the financial highlights for each of the two years in the period ended August 31, 2023 and the consolidated financial highlights for each of the three years in the period ended August 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	75

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2023:

iShares ETF	Qualified Dividend Income
Emerging Markets Equity Factor	$15,238,691
ESG Aware MSCI EM	63,684,635
MSCI Emerging Markets ex China	47,059,047
MSCI Emerging Markets Min Vol Factor	82,497,667
MSCI Global Min Vol Factor	102,289,602

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year endedAugust 31, 2023:

iShares ETF	Qualified Business Income
MSCI Global Min Vol Factor	$195,224

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets Equity Factor	$33,725,071	$5,298,522
ESG Aware MSCI EM	138,765,710	17,589,135
MSCI Emerging Markets ex China	123,074,239	16,418,963
MSCI Emerging Markets Min Vol Factor	167,650,876	21,113,430

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI Global Min Vol Factor	46.20%

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Emerging Markets Equity Factor ETF, iShares ESG Aware MSCI EM ETF, iShares MSCI Emerging Markets ex China ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board also noted that during the June 7-8, 2023 meeting, it approved a permanent reduction to the advisory fee rate charged to the Fund at each breakpoint tier. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Global Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 2, 2023 and May 15, 2023, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 7-8, 2023, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2022, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the May 2, 2023 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board also noted that during the June 7-8, 2023 meeting, it approved a permanent reduction to the advisory fee rate charged to the Fund at each breakpoint tier. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately

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large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
ESG Aware MSCI EM(a) . . .	$0.717997	$—	$0.040288	$0.758285	95%	—%	5%	100%
MSCI Emerging Markets ex China(a) .	1.214199	—	0.007594	1.221793	99	—	1	100
MSCI Global Min Vol Factor	2.068582	—	—	2.068582	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.44 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	85

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 387 funds as of August 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Director of the Jackson Hole Center for the Arts (since 2021); Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Aaron Wasserman (1974)	Chief Compliance Officer (iShares, Inc. and iShares Trust, since 2023; iShares U.S. ETF Trust, since 2023).	Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	87

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	89

Want to know more?

iShares.com |  1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-816-0823

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-six series of the registrant for which the fiscal year-end is August 31, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $727,500 for the fiscal year ended August 31, 2022 and $767,800 for the fiscal year ended August 31, 2023.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2022 and August 31, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $446,200 for the fiscal year ended August 31, 2022 and $446,200 for the fiscal year ended August 31, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2022 and August 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $446,200 for the fiscal year ended August 31, 2022 and $446,200 for the fiscal year ended August 31, 2023.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b)  Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By: /s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: October 23, 2023

By: /s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 23, 2023